UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06312

The Lazard Funds, Inc.

(Exact name of registrant as specified in charter)

30 Rockefeller Plaza

New York, New York 10112

(Address of principal executive offices) (Zip code)

Mark R. Anderson, Esq.

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 632-6000

Date of fiscal year end: 12/31

Date of reporting period: 12/31/20

ITEM 1. REPORTS TO STOCKHOLDERS.

Lazard Funds

Annual Report

December 31, 2020

Alternatives Funds

Lazard Enhanced Opportunities Portfolio

The Lazard Funds, Inc. Table of Contents

2	A Message from Lazard (unaudited)
4	Investment Overview (unaudited)
6	Performance Overview (unaudited)
8	Information About the Portfolio’s Expenses (unaudited)
10	Portfolio Holdings Presented by Asset Class/Sector
11	Portfolio of Investments
27	Notes to Portfolio of Investments
29	Statement of Assets and Liabilities
30	Statement of Operations
31	Statement of Changes in Net Assets
33	Financial Highlights
35	Notes to Financial Statements
61	Report of Independent Registered Public Accounting Firm
63	Board of Directors and Officers Information (unaudited)
67	Tax and Other Information (unaudited)

Please consider the Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc. (the “Fund”), you may obtain a prospectus or the Portfolio’s summary prospectus by calling 800-823-6300, or online, at ww.lazardassetmanagement.com. Read the prospectus or the Portfolio’s summary prospectus carefully before you invest. The prospectus and the Portfolio’s summary prospectus contain the investment objectives, risks, charges, expenses and other information about the Portfolio, which are not detailed in this report

Distributed by Lazard Asset Management Securities LLC.

Annual Report  1

The Lazard Funds, Inc. A Message from Lazard (unaudited)

Dear Shareholder,

As 2020 began, the outbreak of a novel coronavirus (“COVID-19”) turned into a fast-spreading pandemic, rattling global markets. Worldwide lockdowns led to a severe equity market sell-off in February and March, as well as a sharp decline in oil markets. By the conclusion of the year, COVID-19 continued to wreak havoc across much of the world, but many global equity markets closed 2020 near all-time highs. Markets rose generally steadily after the sell-off on the back of unprecedented support from global central banks and government treasuries and the introduction of several promising vaccines.

In the United States, Democrats won control of the White House and Congress in November elections. The US equity market closed 2020 near an all-time peak, and nominal yields in various US fixed income market segments closed at or near all-time lows, fueled by trillions of dollars in monetary and fiscal stimulus.

COVID-19 also severely debilitated economic activity in the emerging markets, but the recovery in emerging markets equities that began in late March picked up steam in the fourth quarter thanks to vaccine breakthroughs and the US election outcome. As a result, the MSCI Emerging Markets® Index outperformed global developed markets equities in 2020.

In Europe, interest rates have never been as low, and central bank balance sheets have never been as inflated, as they were at year-end. With an agreement now in place for the exit of the United Kingdom from the European Union, the years-long “Brexit” saga may be one less uncertainty the market has to grapple with in the year ahead.

As we write, many countries are facing record levels of new COVID-19 infections, spurring renewed economic lockdowns and increasing the risk that many companies, particularly small businesses, might not make it to the other side of this pandemic. Were that to happen, it could send a negative signal to markets equal and opposite to the positive news of the vaccines toward the end

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of the last year. Investors face a timing conundrum, but it could well be darkest before the dawn.

Despite these challenges, we are optimistic for 2021 and believe that as the world does eventually return to something like the pre-pandemic days, fundamental analysis and stock selection will be crucial drivers for performance. We are privileged that you have turned to Lazard for your investment needs and value your continued confidence in our investment management capabilities. We continue to strive for the long-term patterns of performance pursued by the various investment strategies employed.

Sincerely,

Lazard Asset Management LLC

Annual Report  3

The Lazard Funds, Inc. Investment Overview (unaudited)

Market Overview

The year was defined by the rapid spread of COVID-19, leading to government-mandated lockdowns, halts in economic activity, and widespread social distancing. Equity markets sold-off dramatically in March before reaching numerous all-time highs throughout the year, thereby creating significant opportunities for value extraction in the hedged convertibles space.

A by-product of the March sell-off was a surge in primary convertible issuances, as many non-traditional convertible issuers (e.g., cruise lines, airlines, etc.) sought liquidity, with nearly $160 billion of new paper coming to market in 2020, a calendar year record. Interest rates declined dramatically (the yield on the benchmark 10-Year US Treasury note reached an all-time low of 51 basis points), causing the cost of leverage to decline by more than 70%. Elevated equity volatility, a positive factor for hedged convertibles, also added to the multi-year cheapness within the hedged convertibles space. The CBOE Volatility® Index (VIX) reached a peak in March and generally trended downward, with periodic spikes, for the rest of the year. Although the VIX has been trending downward since March 2020, equity volatility remains elevated relative to previous years.

Government stimulus, low interest rates, and positive news regarding COVID-19 vaccines supported equity markets (with notable sell-offs in September and October), with the NASDAQ Composite Index, the S&P 500® Index and the Dow Jones Industrial Average reaching all-time highs throughout the year.

Lazard Enhanced Opportunities Portfolio

For the year ended December 31, 2020, the Lazard Enhanced Opportunities Portfolio’s Institutional Shares posted a total return of 9.87%, while Open Shares posted a total return of 9.59%, as compared with the 52.05% return for the ICE BofAML US Convertible ex Mandatory® Index and the 6.61% return for the HFRX Global Hedge Fund® Index.

The Portfolio provided downside risk-mitigation when markets sold-off dramatically in March (and generated positive absolute

4  Annual Report

returns from April through December). While the S&P 500 Index and the Russell 2000® Index declined 12% and 22%, respectively, for the month, the Portfolio’s return in March avoided such a dramatic declines. The Portfolio’s performance in March was impacted as long-only investors, who represent approximately two-thirds of the convertible securities marketplace, made sales into the accelerated risk-off environment. These sales resulted in unrealized, marked-to-market losses for the affected securities held in the Portfolio. Post-March, the Portfolio benefited from improvement in COVID-19-impacted names, specifically in the travel and leisure space, elevated equity volatility, and negotiated transactions with issuers.

The Portfolio uses derivatives such as options, both opportunistically and for hedging purposes. Additionally, the Portfolio implements currency forwards to hedge the currency exposure of non-US dollar-denominated securities. For the year, the use of derivatives contributed positively to performance.

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The Lazard Funds, Inc. Performance Overview (unaudited)

Lazard Enhanced Opportunities Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Enhanced Opportunities Portfolio, the ICE BofAML U.S. Convertible ex Mandatory® Index and the HFRX Global Hedge Fund® Index*

Average Annual Total Returns*

Periods Ended December 31, 2020

	One	Five	Since
	Year	Years	Inception	†
Institutional Shares	9.87%	5.07%	3.80%
Open Shares	9.59%	4.81%	3.54%
ICE BofAML U.S. Convertible ex Mandatory Index	52.05%	19.42%	15.40%
HFRX Global Hedge Fund Index	6.61%	3.25%	2.07%

†	The inception date for the Portfolio was December 31, 2014.

Notes to Performance Overviews:

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”), State Street Bank and Trust Company, the Fund’s administrator (“State Street”), or DST Asset Manager Solutions, Inc., the Fund’s transfer agent and dividend disbursing agent (“DST”); without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with US Generally Accepted Accounting Principles (“GAAP”), if any, and may differ from amounts reported in the financial highlights. For Institutional Shares and Open Shares, a one-time voluntary reimbursement by State Street increased the total return ratio by 0.49% for year ended December 31, 2017.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

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The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The indices are unmanaged, have no fees or costs and are not available for investment.

The ICE BofAML U.S. Convertible ex Mandatory Index measures the performance of convertible securities of all corporate sectors with a par amount of $25 million or more and a maturity of at least one year and excludes preferred equity redemption stocks and converted securities.

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies, including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event-driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

Annual Report  7

The Lazard Funds, Inc.

Information About the Portfolio’s Expenses (unaudited)

Expense Example

As a shareholder in the Portfolio, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from July 1, 2020 through December 31, 2020 and held for the entire period.

Actual Expenses

For each share class of the Portfolio, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each share class of the Portfolio, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

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Portfolio	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20	Annualized Expense Ratio During Period 7/1/20 - 12/31/20

Enhanced Opportunities†
Institutional Shares
Actual	$1,000.00	$1,129.40	$11.88	2.22%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,013.98	$11.24	2.22%
Open Shares
Actual	$1,000.00	$1,129.20	$10.28	1.92%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.48	$9.73	1.92%

*	Expenses are equal to the annualized expense ratio, net of expenses waivers and reimbursements, of each Share class multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

†	The expense ratios include dividend and borrowing expenses on securities sold short.

Annual Report  9

The Lazard Funds, Inc. Portfolio Holdings Presented by
Asset Class/Sector December 31, 2020

	Lazard Enhanced Opportunities Portfolio
Asset Class/Sector	Long	*	Short †

Convertible Corporate Bonds
Communication Services	11.0%		—%
Consumer Discretionary	8.3		—
Consumer Staples	2.1		—
Energy	1.6		—
Financials	11.6		—
Health Care	20.9		—
Industrials	7.9		—
Information Technology	26.4		—
Materials	0.4		—
Real Estate	2.0		—
Utilities	0.5		—
Equity
Communication Services	—		–13.4
Consumer Discretionary	—		–10.3
Consumer Staples	—		–1.8
Energy	—		–1.1
Financials	0.1		–5.2
Health Care	0.0	#	–21.1
Industrials	—		–7.8
Information Technology	0.0	#	–31.3
Materials	—		–0.2
Real Estate	—		–4.9
Utilities	—		–0.3
Exchange Traded Funds	—		–2.6
Short-Term Investments	7.2		—
Total Investments	100.0%		–100.0%

*	Represents percentage of total investments excluding securities sold short.
†	Represents percentage of total securities sold short.
#	Amount is less than 0.05%.

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The Lazard Funds, Inc. Portfolio of Investments
December 31, 2020

Description		Shares	Fair Value

Lazard Enhanced Opportunities Portfolio

Common Stocks | 0.1%

United States | 0.1%
Alder Biopharmaceuticals, Inc. (*), (‡)		3,247	$2,857
Hope Bancorp, Inc. (±)		2,100	22,911
Silicon Laboratories, Inc. (*), (±)		17	2,165
			27,933

Total Common Stocks (Cost $24,990)			27,933

Description	Security Currency	Principal Amount (000)	Fair Value

Convertible Corporate Bonds | 173.5%

Brazil | 0.6%
GOL Equity Finance SA, 3.750%, 07/15/24 (#), (±)	USD	134	$116,258

Canada | 10.4%
Aphria, Inc., 5.250%, 06/01/24 (±)	USD	323	341,371
Aurora Cannabis, Inc., 5.500%, 02/28/24 (±)	USD	424	316,940
Canadian Solar, Inc., 2.500%, 10/01/25 (#), (±)	USD	119	186,429
Canopy Growth Corp., 4.250%, 07/15/23 (#), (±)	CAD	362	293,988
Colliers International Group, Inc., 4.000%, 06/01/25 (#), (±)	USD	155	266,988
Element Fleet Management Corp., 4.250%, 06/30/24 (±)	CAD	153	154,436
Pretium Resources, Inc., 2.250%, 03/15/22 (±)	USD	152	162,640
Shopify, Inc., 0.125%, 11/01/25 (±)	USD	128	150,720

The accompanying notes are an integral part of these financial statements.

Annual Report  11

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Enhanced Opportunities Portfolio (continued)

Tricon Residential, Inc., 5.750%, 03/31/22 (±)	USD	174	$179,220
			2,052,732

Chile | 0.5%
Liberty Latin America, Ltd., 2.000%, 07/15/24 (±)	USD	100	95,023

Hong Kong | 0.5%
Seaspan Corp., 3.750%, 12/15/25 (±)	USD	99	106,225

Israel | 0.5%
Fiverr International, Ltd., 0.000%, 11/01/25 (±)	USD	79	95,345

Netherlands | 0.6%
Pharming Group NV, 3.000%, 01/21/25 (±)	EUR	100	109,136

Norway | 1.4%
SFL Corp., Ltd., 5.750%, 10/15/21 (±)	USD	282	276,332

Panama | 1.7%
Copa Holdings SA, 4.500%, 04/15/25 (±)	USD	201	338,924

United States | 157.3%
1Life Healthcare, Inc., 3.000%, 06/15/25 (±)	USD	179	224,452
8x8, Inc., 0.500%, 02/01/24 (±)	USD	299	433,931
Aerie Pharmaceuticals, Inc., 1.500%, 10/01/24 (±)	USD	66	60,518
Air Transport Services Group, Inc., 1.125%, 10/15/24 (±)	USD	213	252,812

The accompanying notes are an integral part of these financial statements.

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Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Enhanced Opportunities Portfolio (continued)

Alteryx, Inc., 0.500%, 08/01/24 (±)	USD	202	$208,965
American Airlines Group, Inc., 6.500%, 07/01/25 (±)	USD	235	294,588
Apellis Pharmaceuticals, Inc., 3.500%, 09/15/26 (±)	USD	157	263,403
Arbor Realty Trust, Inc., 4.750%, 11/01/22 (±)	USD	295	295,268
Arch Resources, Inc., 5.250%, 11/15/25 (±)	USD	91	127,974
Atlas Air Worldwide Holdings, Inc.:
2.250%, 06/01/22 (±)	USD	224	232,455
1.875%, 06/01/24 (±)	USD	203	230,312
Avadel Finance Cayman, Ltd., 4.500%, 02/01/23 (±)	USD	187	186,305
Avaya Holdings Corp., 2.250%, 06/15/23 (±)	USD	200	208,333
Bloomin’ Brands, Inc., 5.000%, 05/01/25 (±)	USD	169	310,333
Bridgebio Pharma, Inc., 2.500%, 03/15/27 (±)	USD	157	289,404
Cardlytics, Inc., 1.000%, 09/15/25 (±)	USD	110	200,940
Cinemark Holdings, Inc., 4.500%, 08/15/25 (±)	USD	256	373,628
Coherus Biosciences, Inc., 1.500%, 04/15/26 (±)	USD	153	176,211
Collegium Pharmaceutical, Inc., 2.625%, 02/15/26 (±)	USD	146	144,430
CONMED Corp., 2.625%, 02/01/24 (±)	USD	179	250,219
Coupa Software, Inc., 0.375%, 06/15/26 (±)	USD	134	180,199
CryoPort, Inc., 3.000%, 06/01/25 (±)	USD	108	213,712
CSG Systems International, Inc., 4.250%, 03/15/36 (±)	USD	325	342,063

The accompanying notes are an integral part of these financial statements.

Annual Report  13

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Enhanced Opportunities Portfolio (continued)

CyberArk Software, Ltd., 0.000%, 11/15/24 (±)	USD	90	$109,182
DISH Network Corp., 0.000%, 12/15/25 (±)	USD	276	277,305
Encore Capital Group, Inc.:
2.875%, 03/15/21 (±)	USD	281	279,747
3.250%, 03/15/22 (±)	USD	348	377,107
3.250%, 10/01/25 (±)	USD	214	250,290
Envestnet, Inc., 1.750%, 06/01/23 (±)	USD	171	225,867
Envista Holdings Corp., 2.375%, 06/01/25 (±)	USD	188	326,699
Everbridge, Inc., 0.125%, 12/15/24 (±)	USD	179	265,746
EZCORP, Inc., 2.875%, 07/01/24 (±)	USD	99	89,894
FireEye, Inc., 0.875%, 06/01/24 (±)	USD	99	120,267
Five9, Inc., 0.500%, 06/01/25 (±)	USD	43	62,464
Flexion Therapeutics, Inc., 3.375%, 05/01/24 (±)	USD	273	240,923
Fortive Corp., 0.875%, 02/15/22 (±)	USD	192	197,507
FTI Consulting, Inc., 2.000%, 08/15/23 (±)	USD	155	193,673
Gossamer Bio, Inc., 5.000%, 06/01/27 (±)	USD	97	87,380
Guardant Health, Inc., 0.000%, 11/15/27 (±)	USD	223	260,916
Guess?, Inc., 2.000%, 04/15/24 (±)	USD	213	236,839
Hannon Armstrong Sustainable Infrastructure Capital, Inc., 0.000%, 08/15/23 (±)	USD	173	232,909
Health Catalyst, Inc., 2.500%, 04/15/25 (±)	USD	171	270,242

The accompanying notes are an integral part of these financial statements.

14  Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Enhanced Opportunities Portfolio (continued)

Helix Energy Solutions Group, Inc., 6.750%, 02/15/26 (±)	USD	194	$201,489
Herbalife Nutrition, Ltd., 2.625%, 03/15/24 (±)	USD	384	409,043
Hope Bancorp, Inc., 2.000%, 05/15/38 (±)	USD	238	221,419
i3 Verticals LLC, 1.000%, 02/15/25 (±)	USD	174	178,956
II-VI, Inc., 0.250%, 09/01/22 (±)	USD	179	298,881
IIP Operating Partnership LP, 3.750%, 02/21/24 (±)	USD	210	586,933
Impinj, Inc., 2.000%, 12/15/26 (#), (±)	USD	136	184,928
Innoviva, Inc., 2.125%, 01/15/23 (±)	USD	385	382,930
Insmed, Inc., 1.750%, 01/15/25 (±)	USD	170	190,776
Integra LifeSciences Holdings Corp., 0.500%, 08/15/25 (±)	USD	134	147,456
Intercept Pharmaceuticals, Inc., 2.000%, 05/15/26 (±)	USD	163	97,048
Ironwood Pharmaceuticals, Inc.:
2.250%, 06/15/22 (±)	USD	128	137,887
1.500%, 06/15/26 (±)	USD	128	143,479
j2 Global, Inc.:
1.750%, 11/01/26 (±)	USD	139	144,051
3.250%, 06/15/29 (±)	USD	341	499,188
Jazz Investments I, Ltd., 2.000%, 06/15/26 (±)	USD	174	226,436
JPMorgan Chase Financial Co. LLC, 0.250%, 05/01/23 (±)	USD	341	365,723
Kaman Corp., 3.250%, 05/01/24 (±)	USD	256	294,847
Karyopharm Therapeutics, Inc., 3.000%, 10/15/25 (±)	USD	173	215,282

The accompanying notes are an integral part of these financial statements.

Annual Report  15

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Enhanced Opportunities Portfolio (continued)

KBR, Inc., 2.500%, 11/01/23 (±)	USD	268	$366,665
Knowles Corp., 3.250%, 11/01/21 (±)	USD	157	177,701
LendingTree, Inc., 0.500%, 07/15/25 (±)	USD	192	186,745
Liberty Broadband Corp., 1.250%, 09/30/50 (±)	USD	256	258,435
Liberty Interactive LLC:
4.000%, 11/15/29 (±)	USD	251	192,159
3.750%, 02/15/30 (±)	USD	42	32,418
Liberty Media Corp-Liberty Formula One, 1.000%, 01/30/23 (±)	USD	172	219,170
Liberty Media Corp.:
2.125%, 03/31/48 (±)	USD	261	271,579
2.250%, 12/01/48 (±)	USD	214	261,050
2.750%, 12/01/49 (±)	USD	256	264,064
0.500%, 12/01/50 (±)	USD	122	129,396
Ligand Pharmaceuticals, Inc., 0.750%, 05/15/23 (±)	USD	188	176,905
LivaNova USA, Inc., 3.000%, 12/15/25 (±)	USD	58	75,835
Live Nation Entertainment, Inc.:
2.500%, 03/15/23 (±)	USD	258	333,026
2.000%, 02/15/25 (±)	USD	85	89,950
LivePerson, Inc., 0.750%, 03/01/24 (±)	USD	155	273,499
Lyft, Inc., 1.500%, 05/15/25 (±)	USD	134	198,516
Marriott Vacations Worldwide Corp., 1.500%, 09/15/22 (±)	USD	345	390,532
Mesa Laboratories, Inc., 1.375%, 08/15/25 (±)	USD	78	93,109
MicroStrategy, Inc., 0.750%, 12/15/25 (±)	USD	82	105,778
MongoDB, Inc., 0.250%, 01/15/26 (±)	USD	192	345,642

The accompanying notes are an integral part of these financial statements.

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Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Enhanced Opportunities Portfolio (continued)

National Vision Holdings, Inc., 2.500%, 05/15/25 (±)	USD	201	$324,113
Nevro Corp., 2.750%, 04/01/25 (±)	USD	129	233,893
NextEra Energy Partners L.P., 0.000%, 11/15/25 (±)	USD	170	169,629
Nuance Communications, Inc., 1.000%, 12/15/35 (±)	USD	165	307,094
Nutanix, Inc., 0.000%, 01/15/23 (±)	USD	256	258,377
NuVasive, Inc.:
2.250%, 03/15/21 (±)	USD	256	257,903
1.000%, 06/01/23 (±)	USD	248	254,186
0.375%, 03/15/25 (±)	USD	112	108,625
Okta, Inc., 0.375%, 06/15/26 (±)	USD	167	214,056
Omeros Corp., 5.250%, 02/15/26 (±)	USD	128	135,117
OSI Systems, Inc., 1.250%, 09/01/22 (±)	USD	203	216,572
Patrick Industries, Inc., 1.000%, 02/01/23 (±)	USD	341	360,039
PennyMac Corp., 5.500%, 11/01/24 (±)	USD	286	280,995
Perficient, Inc., 1.250%, 08/01/25 (±)	USD	233	265,970
PetIQ, Inc., 4.000%, 06/01/26 (±)	USD	163	247,436
PRA Group, Inc., 3.500%, 06/01/23 (±)	USD	254	275,533
PROS Holdings, Inc.:
1.000%, 05/15/24 (±)	USD	169	178,998
2.250%, 09/15/27 (±)	USD	89	125,529
Pure Storage, Inc., 0.125%, 04/15/23 (±)	USD	295	324,387
Q2 Holdings, Inc., 0.125%, 11/15/25 (±)	USD	134	149,094

The accompanying notes are an integral part of these financial statements.

Annual Report  17

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Enhanced Opportunities Portfolio (continued)

Radius Health, Inc., 3.000%, 09/01/24 (±)	USD	119	$106,367
Rambus, Inc., 1.375%, 02/01/23 (±)	USD	179	201,163
Redfin Corp., 0.000%, 10/15/25 (±)	USD	235	280,860
Redwood Trust, Inc., 4.750%, 08/15/23 (±)	USD	389	366,808
Revance Therapeutics, Inc., 1.750%, 02/15/27 (±)	USD	175	196,263
RH, 0.000%, 09/15/24 (±)	USD	165	360,377
Royal Caribbean Cruises, Ltd., 2.875%, 11/15/23 (±)	USD	215	256,925
Sailpoint Technologies Holdings, Inc., 0.125%, 09/15/24 (±)	USD	196	381,683
Shift4 Payments, Inc., 0.000%, 12/15/25 (±)	USD	107	130,570
Slack Technologies, Inc., 0.500%, 04/15/25 (±)	USD	78	114,408
SMART Global Holdings, Inc., 2.250%, 02/15/26 (±)	USD	194	220,011
Snap, Inc., 0.250%, 05/01/25 (±)	USD	134	315,555
SolarEdge Technologies, Inc., 0.000%, 09/15/25 (±)	USD	99	136,083
Splunk, Inc., 1.125%, 06/15/27 (±)	USD	268	278,547
Stride, Inc., 1.125%, 09/01/27 (±)	USD	184	149,306
Synaptics, Inc., 0.500%, 06/15/22 (±)	USD	179	246,820
Tabula Rasa HealthCare, Inc., 1.750%, 02/15/26 (±)	USD	155	147,281
TechTarget, Inc., 0.125%, 12/15/25 (±)	USD	201	218,054

The accompanying notes are an integral part of these financial statements.

18  Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Enhanced Opportunities Portfolio (continued)

The Chefs’ Warehouse, Inc., 1.875%, 12/01/24 (±)	USD	43	$41,351
The Greenbrier Cos., Inc., 2.875%, 02/01/24 (±)	USD	187	188,958
The Marcus Corp., 5.000%, 09/15/25 (±)	USD	107	153,461
The Middleby Corp., 1.000%, 09/01/25 (±)	USD	134	163,648
Turning Point Brands, Inc., 2.500%, 07/15/24 (±)	USD	283	318,187
Uber Technologies, Inc., 0.000%, 12/15/25 (±)	USD	212	216,884
Under Armour, Inc., 1.500%, 06/01/24 (±)	USD	112	184,614
Varex Imaging Corp., 4.000%, 06/01/25 (±)	USD	102	107,430
Verint Systems, Inc. 1.500%, 06/01/21 (±)	USD	235	257,691
Vishay Intertechnology, Inc., 2.250%, 06/15/25 (±)	USD	256	266,649
Wayfair, Inc., 0.625%, 10/01/25 (±)	USD	201	189,670
Winnebago Industries, Inc., 1.500%, 04/01/25 (±)	USD	175	207,250
Workiva, Inc., 1.125%, 08/15/26 (±)	USD	100	133,676
Zillow Group, Inc., 1.500%, 07/01/23 (±)	USD	222	377,439
Zogenix, Inc., 2.750%, 10/01/27 (±)	USD	139	153,189
Zscaler, Inc., 0.125%, 07/01/25 (±)	USD	179	266,087
			30,995,149
Total Convertible Corporate Bonds (Cost $29,658,161)			34,185,124

The accompanying notes are an integral part of these financial statements.

Annual Report  19

Description	Counterparty	Number of Contracts	Exercise Price	Notional Amount	Fair Value

Lazard Enhanced Opportunities Portfolio (continued)

Purchased Options | 0.0%

Call
Cinemark Holdings, Inc. Expires 02/19/21	MSC	8	$20	$800	$1,096
II-VI, Inc. Expires 01/15/21	MSC	1	75	100	345
Marcus Corp. Expires 02/19/21	MSC	8	18	800	400
On Semiconductor Corp Expires 01/29/21	MSC	4	35	400	280
Sabre Corp. Expires 02/19/21	MSC	8	15	800	296

Put
American Airlines Group, Inc. Expires 01/15/21	MSC	8	12	800	48
American Airlines Group, Inc. Expires 01/15/21	MSC	8	13	800	88
Ishares 7-10 year Treasury Bond Expires 02/19/21	MSC	49	117	4,900	1,029
Marcus Corp. Expires 01/15/21	MSC	9	10	900	90
Total Purchased Options (Cost $4,647)					3,672

Description	Shares	Fair Value

Short-Term Investments | 13.5%

State Street Institutional Treasury Money Market Fund, Premier Class, 0.01% (7 day yield) (Cost $2,658,914)	2,658,914	2,658,914

The accompanying notes are an integral part of these financial statements.

20  Annual Report

Description	Shares	Fair Value

Lazard Enhanced Opportunities Portfolio (continued)

Total Investments excluding Securities Sold Short | 187.1% (Cost $32,346,712)		$36,875,643

Securities Sold Short | (90.9)%

Common Stocks | (88.5)%

Brazil | (0.2)%
Gol Linhas Aereas Inteligentes SA ADR	(3,352)	(32,917)

Canada | (3.9)%
Aphria, Inc.	(21,309)	(147,458)
Atlas Corp.	(2,589)	(28,065)
Canadian Solar, Inc.	(2,694)	(138,040)
Canopy Growth Corp.	(4,212)	(103,637)
Colliers International Group, Inc.	(2,330)	(207,673)
Element Fleet Management Corp.	(7,926)	(83,314)
Pretium Resources, Inc.	(2,664)	(30,583)
Shopify, Inc., Class A	(33)	(37,354)
		(776,124)
Chile | (0.1)%
Liberty Latin America, Ltd., Class C	(2,140)	(23,733)

Israel | (0.3)%
Fiverr International, Ltd.	(273)	(53,262)

Netherlands | (0.1)%
Pharming Group NV	(12,500)	(19,475)

Norway | (0.0%)
SFL Corp., Ltd.	(1,467)	(9,213)

Panama | (1.4)%
Copa Holdings SA, Class A	(3,518)	(271,695)

The accompanying notes are an integral part of these financial statements.

Annual Report  21

Description	Shares	Fair Value

Lazard Enhanced Opportunities Portfolio (continued)

United States | (82.5)%
1Life Healthcare, Inc.	(3,063)	$(133,700)
8x8, Inc.	(9,778)	(337,048)
Aerie Pharmaceuticals, Inc.	(1,348)	(18,211)
Air Transport Services Group, Inc.	(4,669)	(146,326)
Alteryx, Inc., Class A	(22)	(2,679)
American Airlines Group, Inc.	(13,056)	(205,893)
Apellis Pharmaceuticals, Inc.	(3,258)	(186,358)
Arbor Realty Trust, Inc. REIT	(4,216)	(59,783)
Arch Resources, Inc.	(2,127)	(93,099)
Atlas Air Worldwide Holdings, Inc.	(3,216)	(175,401)
Avadel Pharmaceuticals PLC ADR	(7,643)	(51,055)
Avaya Holdings Corp.	(3,143)	(60,188)
Bloomin’ Brands, Inc.	(13,007)	(252,596)
Bridgebio Pharma, Inc.	(3,265)	(232,174)
Cardlytics, Inc.	(1,125)	(160,616)
Charter Communications, Inc., Class A	(15)	(9,923)
Cinemark Holdings, Inc.	(16,746)	(291,548)
Coherus Biosciences, Inc.	(6,444)	(111,997)
Collegium Pharmaceutical, Inc.	(3,649)	(73,089)
CONMED Corp.	(1,542)	(172,704)
Coupa Software, Inc.	(339)	(114,890)
CryoPort, Inc.	(4,038)	(177,187)
CSG Systems International, Inc.	(1,148)	(51,740)
CyberArk Software, Ltd.	(334)	(53,971)
DISH Network Corp., Class A	(4,384)	(141,779)
Encore Capital Group, Inc.	(8,828)	(343,851)
Envestnet, Inc.	(1,792)	(147,464)
Envista Holdings Corp.	(7,795)	(262,925)
Everbridge, Inc.	(1,290)	(192,300)
EZCORP, Inc. Class A	(4,146)	(19,859)
FireEye, Inc.	(2,917)	(67,266)
Five9, Inc.	(249)	(43,426)
Flexion Therapeutics, Inc.	(4,456)	(51,422)
FTI Consulting, Inc.	(1,035)	(115,630)
Gossamer Bio, Inc.	(5,106)	(49,375)

The accompanying notes are an integral part of these financial statements.

22  Annual Report

Description	Shares	Fair Value

Lazard Enhanced Opportunities Portfolio (continued)

Guardant Health, Inc.	(1,292)	$(166,513)
Guess?, Inc.	(5,770)	(130,517)
Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	(2,684)	(170,246)
Health Catalyst, Inc.	(4,928)	(214,516)
Helix Energy Solutions Group, Inc.	(20,600)	(86,520)
Herbalife Nutrition, Ltd.	(3,305)	(158,805)
I3 Verticals, Inc., Class A	(3,158)	(104,846)
II-VI, Inc.	(3,471)	(263,657)
Impinj, Inc.	(3,553)	(148,764)
Innovative Industrial Properties, Inc. REIT	(2,957)	(541,515)
Innoviva, Inc.	(3,604)	(44,654)
Insmed, Inc.	(2,830)	(94,211)
Integra LifeSciences Holdings Corp.	(903)	(58,623)
Intercept Pharmaceuticals, Inc.	(1,051)	(25,960)
Ironwood Pharmaceuticals, Inc.	(10,499)	(119,584)
j2 Global, Inc.	(5,408)	(528,308)
Jazz Pharmaceuticals PLC	(730)	(120,486)
Kaman Corp.	(1,937)	(110,661)
Karyopharm Therapeutics, Inc.	(8,081)	(125,094)
KBR, Inc.	(8,231)	(254,585)
Knowles Corp.	(2,897)	(53,392)
Liberty Media Corp-Liberty Formula One, Class C	(3,491)	(148,717)
Liberty Media Corp.-Liberty SiriusXM, Class A	(5,681)	(245,362)
Ligand Pharmaceuticals, Inc.	(155)	(15,415)
LivaNova PLC	(727)	(48,135)
Live Nation Entertainment, Inc.	(5,810)	(426,919)
LivePerson, Inc.	(3,482)	(216,685)
Lyft, Inc., Class A	(2,809)	(138,006)
Marriott Vacations Worldwide Corp.	(1,334)	(183,051)
Mesa Laboratories, Inc.	(218)	(62,487)
MicroStrategy, Inc., Class A	(158)	(61,391)
MongoDB, Inc.	(783)	(281,128)
National Vision Holdings, Inc.	(5,763)	(261,006)
Nevro Corp.	(1,079)	(186,775)
NextEra Energy Partners L.P.	(781)	(52,366)

The accompanying notes are an integral part of these financial statements.

Annual Report  23

Description	Shares	Fair Value

Lazard Enhanced Opportunities Portfolio (continued)

Nuance Communications, Inc.	(6,277)	$(276,753)
Nutanix, Inc., Class A	(1,246)	(39,710)
NuVasive, Inc.	(1,632)	(91,931)
Okta, Inc.	(536)	(136,283)
Omeros Corp.	(5,874)	(83,910)
OSI Systems, Inc.	(850)	(79,237)
Patrick Industries, Inc.	(1,942)	(132,736)
PennyMac Mortgage Investment Trust REIT	(2,736)	(48,126)
Perficient, Inc.	(3,283)	(156,435)
PetIQ, Inc.	(4,677)	(179,831)
PRA Group, Inc.	(2,694)	(106,844)
PROS Holdings, Inc.	(3,482)	(176,781)
Pure Storage, Inc., Class A	(5,498)	(124,310)
Q2 Holdings, Inc.	(357)	(45,171)
Radius Health, Inc.	(1,356)	(24,218)
Rambus, Inc.	(5,346)	(93,341)
Redfin Corp.	(1,886)	(129,436)
Redwood Trust, Inc. REIT	(1,870)	(16,419)
Revance Therapeutics, Inc.	(4,452)	(126,170)
RH	(728)	(325,795)
Royal Caribbean Cruises, Ltd.	(1,925)	(143,778)
SailPoint Technologies Holding, Inc.	(6,250)	(332,750)
Shift4 Payments, Inc., Class A	(648)	(48,859)
Sirius XM Holdings, Inc.	(25,657)	(163,435)
Slack Technologies, Inc., Class A	(1,469)	(62,051)
SMART Global Holdings, Inc.	(3,925)	(147,698)
Snap, Inc., Class A	(5,772)	(289,004)
SolarEdge Technologies, Inc.	(271)	(86,482)
Splunk, Inc.	(341)	(57,932)
Stride, Inc.	(1,704)	(36,176)
Synaptics, Inc.	(1,634)	(157,518)
Tabula Rasa HealthCare, Inc.	(1,330)	(56,977)
TechTarget, Inc.	(1,051)	(62,125)
The Greenbrier Cos., Inc.	(943)	(34,306)
The Marcus Corp.	(8,261)	(111,358)
The Middleby Corp.	(605)	(77,997)

The accompanying notes are an integral part of these financial statements.

24  Annual Report

Description	Shares	Fair Value

Lazard Enhanced Opportunities Portfolio (continued)

Turning Point Brands, Inc.	(3,505)	$(156,183)
Uber Technologies, Inc.	(1,021)	(52,071)
Under Armour, Inc., Class C	(9,666)	(143,830)
Varex Imaging Corp.	(3,708)	(61,849)
Verint Systems, Inc.	(2,005)	(134,696)
Vishay Intertechnology, Inc.	(1,011)	(20,938)
Voya Financial, Inc.	(1,513)	(88,980)
Wayfair, Inc., Class A	(288)	(65,033)
Winnebago Industries, Inc.	(2,022)	(121,199)
Workiva, Inc.	(1,012)	(92,719)
Zillow Group, Inc. Class C	(2,496)	(323,981)
Zogenix, Inc.	(4,502)	(89,995)
Zscaler, Inc.	(932)	(186,130)
		(16,255,860)

Total Common Stocks (Proceeds $14,167,637)		(17,442,279)

Exchange-Traded Fund | (2.4)%

United States | (2.4)%
iShares 7-10 Year Treasury Bond ETF	(3,936)	(472,123)

Total Exchange-Traded Funds (Proceeds $471,363)		(472,123)

Total Securities Sold Short (Proceeds $14,639,000)		(17,914,402)

Total Investments | 96.2% (Cost and short proceeds $17,707,712) (»)		$18,961,241

Cash and Other Assets in Excess of Liabilities | 3.8%		743,758

Net Assets | 100.0%		$19,704,999

The accompanying notes are an integral part of these financial statements.

Annual Report  25

Lazard Enhanced Opportunities Portfolio (concluded)

Forward Currency Contracts open at December 31, 2020:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation

EUR	201,000	USD	245,132	SSB	03/25/21	$863
USD	208,250	CAD	265,000	SSB	03/25/21	18
USD	342,901	EUR	279,000	SSB	03/25/21	1,446
Total gross unrealized appreciation on Forward Currency Contracts						$2,327

Written Options open at December 31, 2020:

Description	Counterparty	Number of Contracts	Strike Price	Expiration Date	Notional Amount	Premiums	Fair Value

Put
Cinemark Holdings, Inc.	MSC	8	$15.00	02/19/21	$800	$802	$(840)
Synaptic, Inc.	MSC	6	70.00	02/19/21	600	728	(600)
Verint Systems, Inc.	MSC	2	55.00	02/19/21	200	142	(100)
Verint Systems, Inc.	MSC	3	60.00	02/19/21	300	507	(330)
Total Written Options		19				$2,179	$(1,870)

The accompanying notes are an integral part of these financial statements.

26  Annual Report

The Lazard Funds, Inc. Notes to Portfolio of Investments
December 31, 2020

(*)	Non-income producing security.
(‡)	Security valued using Level 2 inputs, based on reference to a similar security which was trading on an active market, under GAAP hierarchy - see Note 9 in the Notes to Financial Statements.
(±)	Some or all of this security position has been pledged to cover collateral requirements on securities sold short.
(#)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At December 31, 2020, these securities amounted to 5.3% of net assets.
(»)	The Portfolio, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

Security Abbreviations:

ADR	—	American Depositary Receipt
ETF	—	Exchange-Traded Fund
REIT	—	Real Estate Investment Trust

Currency Abbreviations:

EUR	—	Euro	CAD	—	Canadian Dollar
USD	—	United States Dollar

Counterparty Abbreviations:

MSC	—	Morgan Stanley & Co. Inc.
SSB	—	State Street Bank and Trust Co.

Portfolio holdings by industry (as a percentage of net assets), for the Portfolio previously presented by country:

Industry†	Long	Short

Common Stocks and Convertible Corporate Bonds
Aerospace & Defense	1.5%	–0.6%
Air Freight & Logistics	3.6	–1.6
Airlines	3.8	–2.6
Auto Components	1.8	–0.7
Automobiles	1.1	–0.6
Banks	1.2	—
Biotechnology	11.3	–5.4
Capital Markets	1.9	—
Consumer Finance	7.4	–2.4
Diversified Consumer Services	0.8	–0.2
Diversified Financial Services	1.7	–0.9
Diversified Telecommunication Services	0.5	–0.1
Electronic Equipment, Instruments & Components	4.9	–2.1
Energy Equipment & Services	1.0	–0.4
Entertainment	4.8	–5.0
Equity Real Estate Investment Trusts (REITs)	3.0	–2.7
Food & Staples Retailing	0.2	—

The accompanying notes are an integral part of these financial statements.

Annual Report  27

Industry†	Long	Short

Common Stocks and Convertible Corporate Bonds (continued)
Health Care Equipment & Supplies	10.5%	–5.7%
Health Care Providers & Services	3.7	–2.4
Health Care Technology	2.1	–1.4
Hotels, Restaurants & Leisure	4.9	–2.9
Independent Power & Renewable Electricity Producers	0.9	–0.3
Interactive Media & Services	4.0	–3.1
Internet & Direct Marketing Retail	1.0	–0.6
IT Services	10.1	–5.4
Machinery	2.8	–0.6
Marine	—	–0.1
Media	11.8	–4.0
Metals & Mining	0.8	–0.2
Mortgage Real Estate Investment Trusts (REITs)	6.0	–1.5
Oil, Gas & Consumable Fuels	2.6	–0.5
Personal Products	2.1	–0.8
Pharmaceuticals	11.4	–4.4
Professional Services	1.0	–0.6
Real Estate Management & Development	3.7	–1.7
Road & Rail	2.1	–1.0
Semiconductors & Semiconductor Equipment	6.0	–3.9
Software	26.8	–16.4
Specialty Retail	4.7	–3.6
Technology Hardware, Storage & Peripherals	1.6	–0.6
Textiles, Apparel & Luxury Goods	0.9	–0.7
Tobacco	1.6	–0.8
Subtotal	173.6	–88.5
Exchange Traded Funds	—	–2.4
Short-Term Investments	13.5	—
Total Investments	187.1%	–90.9%

†	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

28  Annual Report

The Lazard Funds, Inc. Statement of Assets and Liabilities

December 31, 2020	Lazard Enhanced Opportunities Portfolio
ASSETS
Investments in securities, at fair value	$36,875,643
Cash	3,998
Receivables for:
Investments sold	1,720,697
Dividends and interest	155,935
Capital stock sold	15,000
Cash collateral due from broker on options	83,000
Amount due from Investment Manager (Note 3)	13,664
Gross unrealized appreciation on forward currency contracts	2,327
Total assets	38,870,264

LIABILITIES
Securities sold short, at fair value	17,914,402
Foreign currency due to custodian	2,602
Payables for:
Accrued custodian fees	52,457
Accrued professional services	32,285
Accrued directors’ fees	64
Investments purchased	1,142,230
Dividends on securities sold short	8,471
Written options, at fair value	1,870
Other accrued expenses and payables	10,884
Total liabilities	19,165,265
Net assets	$19,704,999

NET ASSETS
Paid in capital	$19,716,851
Distributable earnings (Accumulated loss)	(11,852)
Net assets	$19,704,999
Institutional Shares
Net assets	$19,537,447
Shares of capital stock outstanding*	2,140,850
Net asset value, offering and redemption price per share	$9.13

Open Shares
Net assets	$167,552
Shares of capital stock outstanding*	18,359
Net asset value, offering and redemption price per share	$9.13
Cost of investments in securities	$32,346,712
Proceeds received from securities sold short	$14,639,000
Proceeds received from written options	$2,179
* $0.001 par value, 6,900,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

Annual Report  29

The Lazard Funds, Inc. Statement of Operations

For the Year Ended December 31, 2020	Lazard Enhanced Opportunities Portfolio
Investment Income (Loss)

Income
Interest	$576,257
Dividends	4,440
Total investment income*	580,697

Expenses
Management fees (Note 3)	124,144
Custodian fees	91,331
Professional services	49,567
Registration fees	36,146
Administration fees	25,865
Shareholders’ reports	24,837
Shareholders’ services	9,259
Directors’ fees and expenses	5,541
Distribution fees (Open Shares)	1,012
Other	6,535
Total gross expenses before expenses on securities sold short	374,237
Broker expense on securities sold short	89,524
Dividend expense on securities sold short	38,129
Total gross expenses	501,890
Management fees waived and expenses reimbursed	(209,374)
Total net expenses	292,516
Net investment income (loss)	288,181

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	2,271,862
Securities sold short	(2,077,543)
Foreign currency transactions	(3,978)
Forward currency contracts	(8,786)
Futures contracts	35,174
Written options	20,920
Total net realized gain (loss)	237,649
Net change in unrealized appreciation (depreciation) on:
Investments	4,277,873
Securities sold short	(2,910,199)
Foreign currency translations	71
Forward currency contracts	4,141
Written options	530
Total net change in unrealized appreciation (depreciation)	1,372,416
Net realized and unrealized gain (loss)	1,610,065
Net increase (decrease) in net assets resulting from operations	$1,898,246
* Net of foreign withholding taxes of	$11

The accompanying notes are an integral part of these financial statements.

30  Annual Report

The Lazard Funds, Inc. Statement of Changes in Net Assets

	Lazard Enhanced Opportunities Portfolio
	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase in Net Assets

Operations
Net investment income (loss)	$288,181	$123,402
Net realized gain (loss)	237,649	205,536
Net change in unrealized appreciation (depreciation)	1,372,416	473,630
Net increase (decrease) in net assets resulting from operations	1,898,246	802,568

Distributions to shareholders (Note 2(h))
Net investment income and net realized gains
Institutional Shares	(1,185,411)	(90,507)
Open Shares	(9,395)	(1,247)
Net decrease in net assets resulting from distributions	(1,194,806)	(91,754)

Capital stock transactions
Net proceeds from sales
Institutional Shares	11,095,505	1,320,608
Open Shares	3,369,722	42,717
Net proceeds from reinvestment of distributions
Institutional Shares	1,185,411	90,507
Open Shares	9,395	1,247
Cost of shares redeemed
Institutional Shares	(2,567,231)	(9,075,438)
Open Shares	(3,436,893)	(33,358)
Net increase (decrease) in net assets from capital stock transactions	9,655,909	(7,653,717)
Total increase (decrease) in net assets	10,359,349	(6,942,903)
Net assets at beginning of period	9,345,650	16,288,553
Net assets at end of period	$19,704,999	$9,345,650

The accompanying notes are an integral part of these financial statements.

Annual Report  31

	Lazard Enhanced Opportunities Portfolio
	Year Ended December 31, 2020	Year Ended December 31, 2019
Shares issued and redeemed

Institutional Shares
Shares outstanding at beginning of period	1,043,282	1,948,553
Shares sold	1,253,802	155,988
Shares issued to shareholders from reinvestment of distributions	130,284	10,308
Shares redeemed	(286,518)	(1,071,567)
Net increase (decrease)	1,097,568	(905,271)
Shares outstanding at end of period	2,140,850	1,043,282

Open Shares
Shares outstanding at beginning of period	13,910	12,624
Shares sold	402,978	4,922
Shares issued to shareholders from reinvestment of distributions	1,035	142
Shares redeemed	(399,564)	(3,778)
Net increase (decrease)	4,449	1,286
Shares outstanding at end of period	18,359	13,910

The accompanying notes are an integral part of these financial statements.

32  Annual Report

The Lazard Funds, Inc. Financial Highlights

LAZARD ENHANCED OPPORTUNITIES PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Institutional Shares
Net asset value, beginning of period	$8.84	$8.31	$8.67	$9.16	$8.89
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.20	0.10	0.06	0.11 ^	0.05
Net realized and unrealized gain (loss)	0.69	0.52	(0.20)	0.40	0.35
Total from investment operations	0.89	0.62	(0.14)	0.51	0.40
Less distributions from:
Net investment income	(0.22)	—	(0.10)	(0.17)	(0.08)
Net realized gains	(0.38)	(0.09)	(0.12)	(0.83)	(0.05)
Total distributions	(0.60)	(0.09)	(0.22)	(1.00)	(0.13)
Net asset value, end of period	$9.13	$8.84	$8.31	$8.67	$9.16
Total Return (b)	10.11%	7.44%	–1.66%	5.56%^	4.50%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$19,537	$9,223	$16,184	$15,206	$14,077
Ratios to average net assets:
Net expenses	2.23%	2.71%	2.36%	2.78%^	1.79%
Gross expenses	3.79%	5.52%	3.80%	5.02%^	3.60%
Gross expenses, excluding expenses on securities sold short	2.82%	4.06%	2.71%	3.45%	3.51%
Net investment income (loss)	2.22%	1.19%	0.73%	1.20%	0.57%
Portfolio turnover rate:
Excluding securities sold short	167%	272%	312%	210%	247%
Including securities sold short	241%	354%	409%	310%	340%

The accompanying notes are an integral part of these financial statements.

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Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Open Shares
Net asset value, beginning of period	$8.82	$8.30	$8.65	$9.15	$8.89
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.16	0.10	0.04	0.10 ^	0.04
Net realized and unrealized gain (loss)	0.70	0.51	(0.19)	0.37	0.33
Total from investment operations	0.86	0.61	(0.15)	0.47	0.37
Less distributions from:
Net investment income	(0.17)	—	(0.08)	(0.14)	(0.06)
Net realized gains	(0.38)	(0.09)	(0.12)	(0.83)	(0.05)
Total distributions	(0.55)	(0.09)	(0.20)	(0.97)	(0.11)
Net asset value, end of period	$9.13	$8.82	$8.30	$8.65	$9.15
Total Return (b)	9.83%	7.33%	–1.80%	5.16%^	4.13%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$168	$123	$105	$117	$112
Ratios to average net assets:
Net expenses	2.45%	2.83%	2.60%	3.01%^	2.07%
Gross expenses	4.94%	13.76%	14.49%	16.40%^	15.58%
Gross expenses, excluding expenses on securities sold short	3.99%	12.30%	13.40%	14.85%	15.46%
Net investment income (loss)	1.75%	1.10%	0.48%	1.06%	0.45%
Portfolio turnover rate:
Excluding securities sold short	167%	272%	312%	210%	247%
Including securities sold short	241%	354%	409%	310%	340%

^	A one-time voluntary reimbursement by the administrator increased the net investment income per share amount of $0.04 per share. For Institutional Shares and Open Shares, the one-time voluntary reimbursement by the administrator increased the total return ratio by 0.49%, decreased the gross expense and net expense ratios by 0.44% and increased the net investment income (loss) ratio by 0.44%.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

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The Lazard Funds, Inc. Notes to Financial Statements

December 31, 2020

1. Organization

The Lazard Funds, Inc. was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of December 31, 2020, the Fund was comprised of thirty no-load portfolios (each referred to as a “Portfolio”). This report includes only the financial statements of the Lazard Enhanced Opportunities Portfolio (“Enhanced Opportunities”). The financial statements of the other twenty-nine Portfolios are presented separately.

The Portfolio is operated as a “non-diversified” fund, as defined in the 1940 Act.

The Portfolio currently offers Institutional Shares and Open Shares. Each share class is identical except as to minimum investment requirements; the services offered to, and expenses borne by, each class; and the availability of Service Payments (as defined in the Fund’s prospectus).

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with GAAP. The Fund is an investment company and therefore applies specialized accounting guidance in accordance with Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Equity securities traded on a securities exchange or market, including exchange-traded option contracts, rights and warrants, are valued at the last reported sales price (for US listed equity securities) or the closing price (for non-US listed equity securities) on the exchange or market on which the security is principally traded or, for securities trading on the NASDAQ National Market System (“NASDAQ”), the NASDAQ Official Closing Price. If there is no available closing price for a non-US listed equity security, the last reported sales price is used. If there are no reported sales of a security on the valuation date, the security is valued at the most recent quoted bid price on such date reported by such principal exchange or market. Futures

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contracts are valued at the settlement price on the exchange on which the contract is principally traded. Over-the-counter swap agreements are valued by an independent pricing service and centrally cleared swaps are valued at the last reported sale on the clearing exchange. Forward currency contracts generally are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s net asset value (“NAV”) per share.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based on, among other things, trading in securities with similar characteristics, brokers’ quotations and/or a matrix system which considers such factors as other security prices, yields and maturities.

Calculation of the Portfolio’s NAV may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. Trading on certain non-US securities exchanges or markets, such as those in Europe and Asia, ordinarily may be completed before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange (the “NYSE”) is open). In addition, securities trading in a particular non-US country or countries, may not take place on all business days in New York and on which the NAV of the Portfolio is calculated.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when the Portfolio’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Fund’s Board of Directors (the “Board”). The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of

36  Annual Report

relevant American Depositary Receipts (“ADRs”) or futures contracts. Certain non-US securities may trade on days when the Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The Valuation Committee of the Investment Manager, which is subject to the oversight of the Board, may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio management team also will be considered.

The effect of using fair value pricing is that the NAV of the Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income and dividend expenses on short sales are recorded on the ex-dividend date except for certain dividends from non-US securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Portfolio. Interest income, if any, is accrued daily. The Portfolio amortizes premiums and accretes discounts on fixed-income securities using the effective yield method.

The Portfolio may be subject to taxes imposed by non-US countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized and/or unrealized). If applicable, the Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains

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concurrent with the recognition of income earned or capital gains (realized and/or unrealized) from the applicable portfolio securities.

(c) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolio does not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Daily fluctuations in the value of forward currency contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, the Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed. Net realized gain (loss) on foreign currency transactions and forward currency contracts represent net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolio’s accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency translations reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

During the year ended December 31, 2020, the Portfolio traded in forward currency contracts.

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(d) Futures Contracts—For hedging and investment purposes, the Portfolio may enter into futures contracts in US domestic markets, or exchanges located outside the United States.

Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits the Portfolio might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the Portfolio could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

Engaging in these transactions involves risk of loss to the Portfolio which could adversely affect the value of the Portfolio’s net assets.

Although the Portfolio intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio to substantial losses.

During the year ended December 31, 2020, the Portfolio traded in futures contracts.

(e) Options Transactions—Put and call options purchased are accounted for in the same manner as portfolio securities and other

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assets. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written.

During the year ended December 31, 2020, the Portfolio traded in options.

(f) Short Sales—A short sale is a transaction in which the Portfolio sells securities it does not own but has borrowed in anticipation of a decline in the market price of the securities. The initial amount of a short sale is recorded as a liability which is marked-to-market daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses. The Portfolio realizes a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). The Portfolio may have to pay a fee to borrow the particular security and is liable to the buyer for any dividends or interest payable on securities while those securities are in a short position. These dividends and interest amounts are an expense of the Portfolio. The Portfolio designates collateral consisting of cash, US government securities or other liquid assets sufficient to collateralize the market value of short positions.

Proceeds from short sales are generally retained in cash accounts or invested in securities that are cash equivalents. With regard to securities borrowed as of December 31, 2020, pursuant to short sale arrangements, the Portfolio has a right to set off any assets held (including the borrowed securities) or obligations owed to the lender (State Street), in the event of the lender’s default, against any obligations owed by the lender to the Portfolio under any agreement or collateral document, including the collateral value of the Securities Loan Collateral, as that term is defined in the Securities Lending and Services Agreement between the Fund and State Street. At December 31, 2020, the Portfolio had pledged $34,210,199 of long securities as collateral under such arrangements.

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For the year ended December 31, 2020, proceeds from securities sold short and purchases to cover short positions for the Portfolio were $36,779,628 and $26,209,556, respectively.

(g) Federal Income Taxes—The Fund’s policy is for the Portfolio to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2020, the Portfolio had no unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains.

During the year ended December 31, 2020, the Portfolio had utilized realized capital loss carryovers from previous year amounting to $105,582.

Under current tax law, post-October capital losses or certain late-year ordinary losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2020, the Portfolio had no such losses to defer.

For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) were as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Enhanced Opportunities	$19,317,664	$3,204,598	$3,558,851	$(354,253)

Management has analyzed the Portfolio’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on tax returns filed for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of

Annual Report  41

limitations. The Portfolio files a US federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

(h) Dividends and Distributions—Dividends from net investment income, if any, will be declared and paid annually. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolio, if not distributed. The Portfolio intends to declare and distribute these amounts, at least annually, to shareholders, but such amounts may be distributed more frequently. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

The Portfolio intends, on its 2020 tax return, to treat as a distribution of investment company taxable income and net capital gain the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the Portfolio’s undistributed investment company taxable income and net capital gain. This practice, which involves the use of equalization accounting, will have the effect of reducing the amount of income and gains that the Portfolio would otherwise be required to distribute as dividends to shareholders in order for the Portfolio to avoid federal income and excise taxes. This practice reduces the amount of distributions required to be made to non-redeeming shareholders and defers the recognition of taxable income by such shareholders. However, since the amount of any undistributed income will be reflected in the value of the Portfolio’s shares, the total return on a shareholder’s investment is not affected by the Portfolio’s use of equalization.

Income and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which resulted in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, passive foreign investment company gains and losses, 305(c) deemed dividends, wash sales, equalization, certain expenses and straddles. The

42  Annual Report

book/tax differences relating to shareholder distributions resulted in reclassifications among certain capital accounts as follows:

Portfolio	Paid in Capital	Total Distributable Earnings (Accumulated Loss)
Enhanced Opportunities	$35,289	$(35,289)

The tax character of dividends and distributions paid during the years ended December 31, were as follows:

	Ordinary Income		Long-Term Capital Gain
Portfolio	2020	2019	2020	2019
Enhanced Opportunities	$1,194,806	$91,754	$—	$—

At December 31, 2020, the components of distributable earnings (accumulated loss), on a tax basis, were as follows:

Portfolio	Undistributed Ordinary Income (Deferred Ordinary Losses)	Undistributed Long-Term Capital Gain (Deferred Capital Losses)	Net Unrealized Appreciation (Depreciation) Including Foreign Currency

Enhanced Opportunities	$385,995	$—	$(397,847)

(i) Allocation of Expenses—Expenses common to the Fund, Lazard Retirement Series, Inc., and Lazard Global Total Return and Income Fund, Inc. (each a “Lazard Fund” and collectively, the “Lazard Fund Complex”), each a registered management investment company advised by the Investment Manager, not directly chargeable to one or more specific Lazard Funds are allocated to the Fund and among its Portfolios primarily on the basis of relative net assets. Expenses of the Fund not directly chargeable to one or more Portfolios are similarly allocated among the Portfolios primarily on the basis of relative net assets. The Portfolio accrues distribution and service (12b-1) fees in the Open Share class. Each Portfolio’s income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each

Annual Report  43

day between the classes based upon the relative net assets of each class.

(j) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

(k) Net Asset Value—The NAV per share for each class of the Portfolio is determined each day the NYSE is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE, and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. The NAV per share of a class is determined by dividing the value of the total assets of the Portfolio represented by such class, less all liabilities, by the total number of Portfolio shares of such class outstanding.

3. Investment Management, Administration, Custody, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolio, has entered into a management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager manages the investment operations of the Portfolio and the assets of the Portfolio including the purchase, retention and disposition thereof, in accordance with the Portfolio’s investment objectives, policies, and restrictions, and provides the Portfolio with administrative, operational and compliance assistance services. For its services provided to the Portfolio, the Investment Manager earns a management fee, accrued daily as a percentage of the Portfolio’s average daily net assets and payable by the Portfolio monthly, at the annual rate set forth below:

Portfolio	Annual Rate
Enhanced Opportunities	0.95%

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The Investment Manager has voluntarily agreed to waive its fees and, if necessary, reimburse the Portfolio until May 1, 2021 if the aggregate direct expenses of the Portfolio, exclusive of taxes, brokerage, interest on borrowings, dividend and interest expenses on securities sold short, fees and expenses of “Acquired Funds” (as defined in Form N-1A), fees and expenses related to filing foreign tax reclaims, and extraordinary expenses, exceed the percentages of the value of the Portfolio’s average daily net assets set forth in the table below. The Fund, on behalf of the Portfolio, may deduct from the payment to be made to the Investment Manager under the Management Agreement, or the Investment Manager will bear, such excess expenses.

Portfolio	Institutional Shares	Open Shares
Enhanced Opportunities	1.25%	1.50%

During the year ended December 31, 2020, the Investment Manager waived its management fees and reimbursed the Portfolio for other expenses as follows:

	Institutional Shares		Open Shares
	Management	Expenses	Management	Expenses
Portfolio	Fees Waived	Reimbursed	Fees Waived	Reimbursed
Enhanced Opportunities	$120,050	$78,569	$4,094	$6,661

The aforementioned waivers and/or reimbursements are not subject to recoupment by the Investment Manager.

State Street serves as the Fund’s custodian and provides the Fund with certain administrative services.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of the Portfolio. The Distributor bears, among other things, the cost of preparing and distributing materials used by the Distributor in connection with its offering Portfolio shares and other advertising and promotional expenses.

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Under a distribution and servicing plan adopted pursuant to Rule 12b-1 under the 1940 Act, the Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for certain distribution activities and providing services to holders of the Portfolio’s Open Shares. The Distributor may make payments to third parties such as financial institutions, securities dealers and other industry professionals, in respect of these services.

DST is the Fund’s transfer agent and dividend disbursing agent.

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. For the year ended December 31, 2020, each Director who is not an affiliated person of the Investment Manager or any of its affiliates was paid by all of the funds in the Lazard Fund Complex: (1) an annual retainer of $237,000, (2) an additional annual retainer of $33,700 to the lead Independent Director, and (3) an additional annual retainer of $23,500 to the Audit Committee Chair. The Independent Directors (an “Independent Director” is a Director who is not an “interested person” (as defined in the 1940 Act) of the Fund) also may be paid additional fees for participation on ad hoc committees or other work performed on behalf of the Board. The Independent Directors are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings or incurred in connection with work performed on behalf of the Board. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. The compensation policy (i.e., retainer amounts and any additional fees as described above) for Independent Directors for the Lazard Fund Complex will remain the same in 2021. Independent Directors’ compensation and expenses are allocated among the funds in the Lazard Fund Complex at a rate of $5,000 per active portfolio with the remainder allocated among the active portfolios on the basis of relative net assets. The Statement of Operations shows the Independent Directors’ compensation and expenses paid by the Portfolio.

46  Annual Report

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments and short sales) for the year ended December 31, 2020 were as follows:

Portfolio	Purchases	Sales
Enhanced Opportunities	$52,047,680	$32,810,522

For the year ended December 31, 2020, the Portfolio did not engage in any cross-trades in accordance with Rule 17a-7 under the 1940 Act, and no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

At December 31, 2020, the Investment Manager owned 31.77% of the outstanding shares of the Portfolio.

6. Line of Credit

The Fund has a $100 million committed line of credit pursuant to an Amended and Restated Loan Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at 1.00% plus the “Applicable Rate,” which is the higher of (a) the Federal Funds Rate plus 10 basis points and (b) the Overnight Bank Funding Rate (OBFR) plus 10 basis points, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.20% per annum fee on the unused portion of the commitment, payable quarterly in arrears. The Fund has also agreed to pay an upfront fee of 0.05% of the committed line amount. During the year ended December 31, 2020, the Portfolio had no borrowings under the Agreement.

Management believes that the fair value of the liabilities under the Agreement is equivalent to the recorded amount based on its short-term maturity and interest rate, which fluctuates with the Applicable Rate. The Portfolio’s outstanding balance under the Agreement, if any, would be categorized as Level 2.

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7. Investment Risks

Not all risks applicable to an investment in the Portfolio are described below. Please see the Portfolio’s current summary prospectus or a current Portfolio prospectus for further information regarding the Portfolio’s investment strategy and related risks.

(a) Market Risk—The Portfolio may incur losses due to declines in one or more markets in which it invests. These declines may be the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s). To the extent that such developments impact specific industries, market sectors, countries or geographic regions, the Portfolio’s investments in such industries, market sectors, countries and/or geographic regions can be expected to be particularly affected, especially if such investments are a significant portion of its investment portfolio. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers worldwide. As a result, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions or other events could have a significant negative impact on global economic and market conditions. The coronavirus disease 2019 (COVID-19) global pandemic and the aggressive responses taken by many governments or voluntarily imposed by private parties, including closing borders, restricting travel and imposing prolonged quarantines or similar restrictions, as well as the closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may be expected to impact the Portfolio and its investments.

(b) Convertible Securities Risk—The market value of convertible securities may perform like that of non-convertible fixed income

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securities; that is, their prices move inversely with changes in interest rates (i.e., as interest rates go up, prices go down). In addition, convertible securities are subject to the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security also is subject to the same types of market and issuer risks that apply to the underlying common stock.

(c) Fixed-Income and Debt Securities Risk—The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, the Portfolio may have to liquidate portfolio securities at disadvantageous prices.

The Portfolio’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering the Portfolio’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The

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market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Some debt securities may give the issuer the option to call, or redeem, the securities before their maturity, and, during a time of declining interest rates, the Portfolio may have to reinvest the proceeds of called or redeemed securities in an investment offering a lower yield (and the Portfolio may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

Adjustable rate securities provide the Portfolio with a certain degree of protection against rises in interest rates, although adjustable rate securities will participate in any declines in interest rates. Certain adjustable rate securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. Certain fixed-income securities may be issued at a discount from their face value (such as zero coupon securities) or purchased at a price less than their stated face amount or at a price less than their issue price plus the portion of “original issue discount” previously accrued thereon, i.e., purchased at a “market discount.” The amount of original issue discount and/or market discount on certain obligations may be significant, and accretion of market discount together with original issue discount will cause the Portfolio to realize income prior to the receipt of cash payments with respect to these securities.

(d) Preferred Securities Risk-There are various risks associated with investing in preferred securities. In addition, unlike common stock, participation in the growth of an issuer may be limited.

•	Credit risk is the risk that a security held by the Portfolio will decline in price or the issuer of the security will fail to make dividend, interest or principal payments when due because the issuer experiences a decline in its financial status.

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•	Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall.

•	Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer.

•	Preferred securities are generally subordinated to bonds and other debt instruments in an issuer’s capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

•	During periods of declining interest rates, an issuer may be able to exercise an option to call, or redeem its issue at par earlier than the scheduled maturity. If this occurs during a time of lower or declining interest rates, the Portfolio may have to reinvest the proceeds in lower yielding securities (and the Portfolio may not benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

•	Certain preferred securities may be substantially less liquid than many other securities, such as common stocks or US government securities. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Portfolio or at prices approximating the value at which the Portfolio is carrying the securities on its books.

(e) Short Position Risk—Short positions may involve substantial risks. If a short position appreciates in value during the period of the Portfolio’s investment, there will be a loss to the Portfolio that could be substantial. Short positions involve more risk than long positions because the maximum sustainable loss on a security purchased is limited to the amount paid for the security plus the transaction costs. However, the Portfolio’s potential loss on a short position is unlimited because, theoretically, there is no limit to the potential price increase of a security. In addition, the Portfolio’s short sales transactions are dependent on counterparties to its securities borrowing transactions and are subject to the risk of

Annual Report  51

default by a counterparty, which could result in a loss of Portfolio assets used as collateral or the loss of monies owed to the Portfolio by a counterparty.

(f) Derivatives and Hedging Risk—Derivatives transactions, including those entered into for hedging purposes (i.e., seeking to protect Portfolio investments), may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Swap agreements; forward currency contracts; over-the-counter options on securities (including options on ETFs), indexes and currencies; and other over-the-counter derivatives transactions are subject to the risks of the creditworthiness of, and default by, the counterparty and consequently may lose all or a portion of their value due solely to the creditworthiness of, or default, by the counterparty. Over-the-counter derivatives frequently may be illiquid and difficult to value. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. These derivatives transactions, as well as the exchange-traded futures and options in which the Portfolio may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related reference asset, index or rate. As such, a small investment could have a potentially large impact on the Portfolio’s performance. In fact, many derivatives may be subject to greater risks than those associated with investing directly in the underlying or other reference asset. Derivatives transactions incur costs, either explicitly or implicitly, which reduce returns, and costs of engaging in such transactions may outweigh any gains or any losses averted from hedging activities. Successful use of derivatives, whether for hedging or for other investment purposes, is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant reference asset or market and, for hedging activities, correlation of the derivative instruments used with the investments seeking to be hedged. Use of derivatives transactions, even if entered into for hedging purposes, may cause the Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

52  Annual Report

(g) Non-US Securities Risk—The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

(h) Foreign Currency Risk—Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Portfolio’s investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies.

(i) Non-Diversification Risk—The Portfolio’s net asset value may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

(j) ETF Risk—Shares of ETFs may trade at prices that vary from their net asset values, sometimes significantly. The shares of ETFs may trade at prices at, below or above their most recent net asset value. In addition, the performance of an ETF pursuing a passive index-based strategy may diverge from the performance of the index. The Portfolio’s investments in ETFs are subject to the risks of such ETF’s investments, as well as to the general risks of investing in ETFs. Portfolio shares will bear not only the Portfolio’s management fees and operating expenses, but also the Portfolio’s proportional share of the management fees and operating expenses of the ETFs in which the Portfolio invests. The Portfolio may be limited by the 1940 Act in the amount of its assets that may be invested in ETFs unless another ETF has received an exemptive order from the SEC on which the Portfolio may rely or an exemption is available.

(k) Cybersecurity Risk—The Portfolio and its service providers are susceptible to operational and information security and related risks

Annual Report  53

of cybersecurity incidents. Cybersecurity attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cybersecurity incidents affecting the Investment Manager, transfer agent or custodian or other service providers such as financial intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, including by impediments to the Portfolio’s investment trading; the inability of Portfolio shareholders to purchase and redeem Portfolio shares; interference with the Portfolio’s ability to calculate its NAV; violations of applicable privacy, data security or other laws; regulatory fines and penalties; reputational damage; reimbursement or other compensation or remediation costs; legal fees; or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Portfolio invests; counterparties with which the Portfolio engages in transactions; governmental and other regulatory authorities, exchange and other financial market operators; and banks, brokers, dealers, insurance companies and other financial institutions and other parties. There are inherent limitations in any cybersecurity risk management systems or business continuity plans, including the possibility that certain risks have not been identified.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnification provisions. The Fund’s maximum exposure under these arrangements is unknown. Management has reviewed the Portfolio’s existing contracts and expects the risk of loss to be remote.

9. Fair Value Measurements

Fair value is defined as the price that the Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based

54  Annual Report

upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The fair value measurement level within the fair value hierarchy for the assets and liabilities of the Fund is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities)

Changes in valuation methodology or inputs may result in transfers into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

Annual Report  55

The following table summarizes the valuation of the Portfolio’s assets and liabilities by each fair value hierarchy level as of December 31, 2020:

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2020
Enhanced Opportunities Portfolio
Assets:
Common Stocks*	$25,076	$2,857	$—	$27,933
Convertible Corporate Bonds*	—	34,185,124	—	34,185,124
Purchased Options	3,672	—	—	3,672
Short-Term Investments	2,658,914	—	—	2,658,914
Other Financial Instruments†
Forward Currency Contracts	—	2,327	—	2,327
Total	$2,687,662	$34,190,308	$—	$36,877,970
Liabilities:
Securities Sold Short
Common Stocks*	$(17,422,804)	$(19,475)	$—	$(17,442,279)
Exchange-Traded Fund	(472,123)	—	—	(472,123)
Other Financial Instruments†
Written Options	(1,870)	—	—	(1,870)
Total	$(17,896,797)	$(19,475)	$—	$(17,916,272)
*	Please refer to Portfolio of Investments and Notes to Portfolio of Investments for portfolio holdings by country and industry.
†	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation (depreciation).

10. Derivative Instruments

Forward currency contracts may be used for hedging purposes or to seek to increase returns.

The Portfolio may write or purchase a call or put option to seek to realize, through the receipt of premiums or changes in market value, a greater return than would be realized on the underlying securities alone, or to seek to protect the Portfolio from losses.

The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices, and/or currency

56  Annual Report

exchange rates, to increase total return, or to otherwise gain access or attain exposure to certain markets or other underliers.

During the year ended December 31, 2020, the approximate average monthly notional exposure for derivative instruments was as follows:

Forward currency contracts:
Average amounts purchased	$100,000#
Average amounts sold	$200,000
#	Represents average monthly notional exposure for the two months the derivative instrument was open during the period.

Futures contracts:
Average notional value of contracts – long	$300,000*
*	Represents average daily notional exposure for the six days the derivative instrument was open during the period.

The Portfolio purchased options having an average monthly notional exposure of less than $50,000. The Portfolio also wrote options having an average monthly notional exposure of less than $50,000.

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2020:

Assets – Derivative Financial Instruments		Total
Forward currency contracts	Unrealized appreciation on forward currency contracts	$2,327
Purchased options	Investment in securities, at fair value	3,672
Total		$5,999

Liabilities – Derivative Financial Instruments		Total
Written options	Written options, at fair value	$1,870

Annual Report  57

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2020 was:

Net Realized Gain (Loss) from:	Equity Contracts	Foreign Currency Exchange Contracts	Total
Forward currency contracts	$––	$(8,786)	$(8,786)
Futures contracts	35,174	—	35,174
Purchased options	(15,414)	—	(15,414)
Written options	20,920	—	20,920
Total	$40,680	$(8,786)	$31,894

Net Change in Unrealized Appreciation (Depreciation) on:	Equity Contracts	Foreign Currency Exchange Contracts	Total
Forward currency contracts	$—	$4,141	$4,141
Purchased options	418	—	418
Written options	530	—	530
Total	$948	$4,141	$5,089

As of December 31, 2020, the Portfolio held derivative instruments that are eligible for offset in the Statement of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

The required information for the Portfolio is presented in the below table, as of December 31, 2020:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Currency Contracts	$2,327	$—	$2,327

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amounts of Derivative Assets
State Street Bank and Trust Co.	$2,327	$—	$—	$2,327

58  Annual Report

11. Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update No. 2017-08, Receivables – Nonre-fundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities (“ASU No. 2017-08”). ASU No. 2017-08 shortened the amortization period for certain purchased callable debt securities held at a premium to the earliest call date. Management has implemented the applicable changes, and they did not have a material impact on the Portfolio’s financial statements. In October 2020, ASU No. 2017-08 was amended by the Financial Accounting Standards Board’s issuance of Accounting Standards Update No. 2020-08, Codification Improvements to Subtopic 310-20, Receivables – Nonrefundable Fees and Other Costs (“ASU No. 2020-08”). This amendment requires that entities re-evaluate whether callable debt securities fall within the scope of ASU No. 2017-08 for each reporting period. ASU No. 2020-08 also amends ASU No. 2017-08 to require that premiums be amortized to the “next call date” rather than the “earliest call date” and further clarifies the definition of “next call date.” ASU No. 2020-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. Early adoption of ASU No. 2020-08 is not permitted. Management is currently evaluating the impact, if any, of applying ASU No. 2020-08.

On March 12, 2020, the Financial Accounting Standards Board concluded its reference rate reform project with the issuance of Accounting Standards Update No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU No. 2020-04”). ASU No. 2020-04 provides elective temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank offered based reference rates as of the end of 2021. ASU No. 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU No. 2020-04.

Annual Report  59

12. Subsequent Events

Management has evaluated subsequent events potentially affecting the Portfolio through the issuance of the financial statements and has determined that there were no subsequent events that required adjustment or disclosure.

60  Annual Report

The Lazard Funds, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The Lazard Funds, Inc. and Shareholders of Lazard Enhanced Opportunities Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Lazard Enhanced Opportunities Portfolio (the “Portfolio”), one of the portfolios constituting The Lazard Funds, Inc. (the “Fund”), as of December 31, 2020, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio, as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not

Annual Report  61

required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

New York, New York
February 24, 2021

We have served as the auditor of one or more of the investment companies in the Lazard Fund Complex since 2004.

62  Annual Report

The Lazard Funds, Inc.

Board of Directors and Officers Information (unaudited)

Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Independent Directors(3):

Franci J. Blassberg (1953)	Director (August 2014)	Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present)

Cornell Law School, Adjunct Professor (2013 – present)

The Buchmann Faculty of Law, Tel Aviv University, Visiting Professor (2019)

University of California, Berkeley School of Law, Adjunct Professor (Spring 2017)

Kenneth S. Davidson (1945)	Director (August 1995)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Nancy A. Eckl (1962)	Director (April 2007)	College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (68 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

Trevor W. Morrison (1971)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present)

Richard Reiss, Jr. (1944)	Director (May 1991)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

Resource America, Inc., a real estate asset management company, Director (2016 – 2018)

Osprey Technology Acquisition Corp, a special purpose acquisition company, Director (2019 – present)

Annual Report  63

Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Robert M. Solmson (1947)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, Co-Managing Partner and Managing Director (2008 – present)

Interested Directors(4):

Ashish Bhutani (1960)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present)

Lazard Ltd, Vice Chairman and Director (2010 – present)

Nathan A. Paul (1973)	Director (October 2017), Chief Executive Officer and President (February 2017)	Investment Manager, Chief Business Officer (April 2017 – present) and Managing Director (2003 – present)

Investment Manager, General Counsel (2002 – April 2017)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each Director serves as a Director for each of the funds in the Lazard Fund Complex, comprised of, as of January 31, 2021, 35 active investment portfolios. Each Director serves an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation.
(3)	“Independent Directors” are not “interested persons” (as defined in the 1940 Act) of the Fund.
(4)	Messrs. Bhutani and Paul are “interested persons” (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.lazardassetmanagement.com.

64  Annual Report

Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers(3):

Mark R. Anderson (1970)	Vice President and Secretary (February 2017)	Managing Director (since February 2017), General Counsel (since April 2017) and Chief Compliance Officer of the Investment Manager

Nargis Hilal (1984)	Chief Compliance Officer (July 2020)	Senior Vice President and Counsel of the Investment Manager (since August 2017)

Chief Compliance Officer of KLS Diversified Asset Management LP (March 2016 – August 2017)

Deputy Chief Compliance Office KLS Diversified Asset Management LP (January 2015 – March 2016)

Christopher Snively (1984)	Chief Financial Officer (March 2016) and Treasurer (September 2019)	Senior Vice President of the Investment Manager

Shari L. Soloway (1981)	Assistant Secretary (November 2015)	Head of Legal, North America (since January 2019, previously Senior Vice President, Legal and Compliance) of the Investment Manager

Jessica A. Falzone (1989)	Assistant Secretary (January 2019)	Vice President, Legal and Compliance, of the Investment Manager (since March 2018)

Associate at Schulte Roth & Zabel LLP (October 2014 – March 2018)

Christina Kennedy (1990)	Assistant Treasurer (May 2020)	Vice President of the Investment Manager (since July 2019)

Senior Fund Accountant, Gates Capital Management Inc. (July 2016 – July 2019)

Assurance Senior Associate at PricewaterhouseCoopers LLP (August 2013 – July 2016)

Cesar A. Trelles (1975)	Assistant Treasurer (December 2004)	Vice President of the Investment Manager

Annual Report  65

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other funds in the Lazard Fund Complex.
(3)	In addition to Nathan A. Paul, Chief Executive Officer and President (since February 2017; previously, Vice President and Secretary), whose information is included in the Interested Directors section above.

66  Annual Report

The Lazard Funds, Inc. Tax and Other Information (unaudited)

Tax Information

Year Ended December 31, 2020

The following tax information represents year end disclosures of the tax benefits passed through to shareholders for 2020:

Of the dividends paid by the Portfolio, the percentage shown below is qualified dividend income.

Portfolio	Percentage
Enhanced Opportunities	0.26%

Of the dividends paid by the Portfolio, no dividends qualify for the dividends received deduction available to corporate shareholders.

Portfolio	Percentage
Enhanced Opportunities	0.28%

Pursuant to Section 871 of the Code, the Portfolio has no designated qualified short-term gains for purposes of exempting withholding of tax on such distributions to US nonresident shareholders.

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (the “SEC”) website at https://www.sec.gov.website at https://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at https://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Schedule of Portfolio Holdings

The Fund files the complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at https://www.sec.gov.

Annual Report  67

NOTES

NOTES

NOTES

NOTES

NOTES

The Lazard Funds, Inc.

30 Rockefeller Plaza

New York, New York 10112-6300
Telephone: 800-823-6300
www.lazardassetmanagement.com

Investment Manager

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor

Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian

State Street Bank and Trust Company
One Iron Street
Boston, Massachusetts 02210-1641

Transfer Agent and Dividend Disbursing Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169-0953
Telephone: 617-483-7000

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza

New York, New York 10112-0015

Legal Counsel

Proskauer Rose LLP
Eleven Times Square
New York, New York 10036-8299
www.proskauer.com

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardassetmanagement.com

Performance information as of the most recent month end is available online at www.lazardassetmanagement.com. LZDPS031

Lazard Funds

Annual Report

December 31, 2020

Equity Funds

Lazard Developing Markets Equity Portfolio	Lazard International Equity Portfolio
Lazard Emerging Markets Core Equity Portfolio	Lazard International Equity Select Portfolio
Lazard Emerging Markets Equity Advantage Portfolio	Lazard International Equity Value Portfolio
Lazard Emerging Markets Equity Blend Portfolio	Lazard International Quality Growth Portfolio
Lazard Emerging Markets Equity Portfolio	Lazard International Small Cap Equity Portfolio
Lazard Equity Franchise Portfolio	Lazard International Strategic Equity Portfolio
Lazard Global Equity Select Portfolio	Lazard Managed Equity Volatility Portfolio
Lazard Global Listed Infrastructure Portfolio	Lazard US Equity Concentrated Portfolio
Lazard Global Strategic Equity Portfolio	Lazard US Equity Focus Portfolio
Lazard International Equity Advantage Portfolio	Lazard US Small-Mid Cap Equity Portfolio
Lazard International Equity Concentrated Portfolio	Lazard US Sustainable Equity Portfolio

The Lazard Funds, Inc. Table of Contents

2	A Message from Lazard (unaudited)
4	Investment Overviews (unaudited)
34	Performance Overviews (unaudited)
53	Information About Your Portfolio’s Expenses (unaudited)
61	Portfolio Holdings Presented by Asset Class/Sector
64	Portfolios of Investments
64	Lazard Developing Markets Equity Portfolio
68	Lazard Emerging Markets Core Equity Portfolio
72	Lazard Emerging Markets Equity Advantage Portfolio
80	Lazard Emerging Markets Equity Blend Portfolio
86	Lazard Emerging Markets Equity Portfolio
90	Lazard Equity Franchise Portfolio
92	Lazard Global Equity Select Portfolio
96	Lazard Global Listed Infrastructure Portfolio
99	Lazard Global Strategic Equity Portfolio
103	Lazard International Equity Advantage Portfolio
110	Lazard International Equity Concentrated Portfolio
113	Lazard International Equity Portfolio
117	Lazard International Equity Select Portfolio
121	Lazard International Equity Value Portfolio
124	Lazard International Quality Growth Portfolio
127	Lazard International Small Cap Equity Portfolio
132	Lazard International Strategic Equity Portfolio
136	Lazard Managed Equity Volatility Portfolio
144	Lazard US Equity Concentrated Portfolio
147	Lazard US Equity Focus Portfolio
150	Lazard US Small-Mid Cap Equity Portfolio
155	Lazard US Sustainable Equity Portfolio
159	Notes to Portfolios of Investments
170	Statements of Assets and Liabilities
178	Statements of Operations
186	Statements of Changes in Net Assets
213	Financial Highlights
264	Notes to Financial Statements
312	Report of Independent Registered Public Accounting Firm
315	Board of Directors and Officers Information (unaudited)
318	Tax and Other Information (unaudited)

Please consider a Portfolio’s investment objective, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc. (the “Fund”), you may obtain a prospectus or a Portfolio’s summary prospectus by calling 800-823-6300, or online, at www.lazardassetmanagement.com. Read the prospectus or the Portfolio’s summary prospectus carefully before you invest. The prospectus and a Portfolio’s summary prospectus contain the investment objective, risks, charges, expenses and other information about the Portfolio, which are not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Annual Report  1

The Lazard Funds, Inc. A Message from Lazard (unaudited)

Dear Shareholder,

As 2020 began, the outbreak of a novel coronavirus (“COVID-19”) turned into a fast-spreading pandemic, rattling global markets. Worldwide lockdowns led to a severe equity market sell-off in February and March, as well as a sharp decline in oil markets. By the conclusion of the year, COVID-19 continued to wreak havoc across much of the world, but many global equity markets closed 2020 near all-time highs. Markets generally rose steadily after the sell-off on the back of unprecedented support from global central banks and government treasuries and the introduction of several promising vaccines.

In the United States, Democrats won control of the White House and Congress in November elections. The US equity market closed 2020 near an all-time peak, and nominal yields in various US fixed income market segments closed at or near all-time lows, fueled by trillions of dollars in monetary and fiscal stimulus.

COVID-19 also severely debilitated economic activity in the emerging markets, but the recovery in emerging markets equities that began in late March picked up steam in the fourth quarter thanks to vaccine breakthroughs and the US election outcome. As a result, the MSCI Emerging Markets® Index outperformed global developed markets equities in 2020.

In Europe, interest rates have never been as low, and central bank balance sheets have never been as inflated, as they were at year-end. With an agreement now in place for the exit of the United Kingdom from the European Union, the years-long “Brexit” saga may be one less uncertainty the market has to grapple with in the year ahead.

As we write, many countries are facing record levels of new COVID-19 infections, spurring renewed economic lockdowns and increasing the risk that many companies, particularly small businesses, might not make it to the other side of this pandemic. Were that to happen, it could send a negative signal to markets equal and opposite to the positive news of the vaccines toward the end

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of the last year. Investors face a timing conundrum, but it could well be darkest before the dawn.

Despite these challenges, we are optimistic for 2021 and believe that as the world does eventually return to something like the pre-pandemic days, fundamental analysis and stock selection will be crucial drivers for performance. We are privileged that you have turned to Lazard for your investment needs and value your continued confidence in our investment management capabilities. We continue to strive for the long-term patterns of performance pursued by the various investment strategies employed.

Sincerely,

Lazard Asset Management LLC

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Lazard Funds, Inc. Investment Overviews (unaudited)

Emerging Markets Equities

Despite a once in a hundred years global pandemic, which severely debilitated world economic activity, the MSCI Emerging Markets Index finished 2020 up over 18% on unprecedented monetary easing and fiscal stimulus. This result disproportionately impacted by Asian stocks, which rose by more than 28%, while markets collapsed in Latin America by almost 14% and by about 12% in Eastern Europe.

Latin American markets were ill prepared and hard hit by the COVID-19 pandemic. High infection rates and conflicting health and economic policies in some countries, resulted in worsening market conditions and negative sentiment. Despite a powerful stock market recovery in the fourth quarter, in large part due to announcements of efficacious vaccines, all Latin American markets finished the year lower.

Similarly, markets in Eastern Europe were unprepared for the pandemic and finished the year lower. Economically sensitive economies such as Russia were harmed by a crude oil price war and plummeting demand. Turkish equities fell sharply on lira weakness as currency reserves were used, but rebounded late in the year on interest rate increases. In South Africa, stocks finished only modestly lower as economic growth estimates improved marginally.

The three best performing markets were all in north Asia and, ironically, included China, where the virus originated. Its market rose by approximately 30% in 2020. The other two countries, Taiwan and South Korea, each of whose markets rose by more than 40%, both benefited from large technology sector exposures as well as the stricter health care and isolation controls which resulted in relatively lower infection rates. The Association of Southeast Asian Nations country markets, such as in Indonesia, the Philippines, and Thailand fared significantly worse, exhibiting more economic sensitivity and fewer lockdown controls. Although Indian stocks underperformed the MSCI Emerging Markets Index, they finished significantly higher on relatively resilient economic results.

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From a sector perspective, information technology, health care, consumer discretionary, and communications services all performed very strongly. Energy, real estate, utilities, and financials all finished 2020 lower.

International Equities

For the year ended December 31, 2020, international equity markets gained despite seesawing risk sentiment amid mixed news flow and formidable macro challenges.

Risk assets began 2020 positively, thanks to the truce in the US-China trade war, greater clarity on Brexit, and a global monetary easing cycle. However, market optimism gave way to panic selling in mid-February through the latter part of March, as the coronavirus epidemic that began in China metastasized into a full-scale pandemic and investors worried about the threat it posed to the global economy.

With the US Federal Reserve (the “Fed”) taking the lead, central banks worldwide and government fiscal policymakers initiated aggressive stimulus measures to contain the economic fallout from the intensifying viral outbreak. Despite stiffening headwinds, which included severe economic downturns in several countries and regions of the world, these actions buoyed market confidence that central banks and governments would continue to act when necessary to support risk assets and backstop the world economy.

Investor confidence wavered in the latter part of the year amid growing anxiety about the spike in cases across the United States, Europe, and elsewhere, as well as the emergence of a new, more infectious strain of the virus. However, investors enthusiastically greeted news of the development of coronavirus vaccines, anticipating that their successful, widespread deployment would provide a pathway for the world economy to normalize in 2021. Stock markets worldwide received an additional boost in November when Democratic Party nominee Joe Biden was declared the winner in the US presidential election, with investors hopeful that the new administration would, among other things, enact more stable global trade policies than its predecessor.

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Against this backdrop, stock market performance in 2020 was mostly positive in the developed world and emerging Asia, while uniformly negative in the rest of the developing world. In Europe, the combination of encouraging vaccine news, stimulus initiatives by the European Central Bank and European Union (“EU”) policymakers, and news that the United Kingdom (“UK”) and the EU had agreed upon a free trade deal that resolved the last sticking point in the Brexit saga led to a surge in Europe’s equity markets. In Japan, positive momentum on coronavirus vaccine development, an ultra-low interest rate environment, and attractive valuations lifted the country’s stock market to its highest level in 31 years. Meanwhile, South Korea’s stock market was among the best performing in the developing world, as investors were bullish on the country’s economic outlook and confident that its chipmakers were well positioned to benefit from an expected near-term semiconductor upcycle.

Technology was the best performing international equity sector in 2020, as traders bid up shares of companies with resilient business models and reliable earnings. Energy was the worst performing sector, as shares of oil producers came under pressure from weakened demand for oil amid heightened global economic uncertainty caused by the coronavirus pandemic.

US Equities

For the year ended December 31, 2020, the US equity market rose despite seesawing risk sentiment amid mixed news flow and formidable macro challenges.

The US stock market entered 2020 on an upswing, thanks to encouraging domestic economic data, progress in the US-China trade war, and a new trade deal with Canada and Mexico. However, market optimism gave way to indiscriminate selling in mid-February through the latter part of March, as the coronavirus epidemic that began in China became a full-scale pandemic, and investors worried about the threat it posed to the global economy. As the US became a hub for the viral outbreak, at least one-fourth of the US economy was taken offline in an effort to contain the public health emergency.

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In response, the Fed and fiscal policymakers initiated aggressive stimulus measures to mitigate the economic fallout from the intensifying viral outbreak. Despite stiffening headwinds, which included a severe economic downturn in the first quarter and mass unemployment, the Fed’s actions buoyed investor confidence that the Fed would continue to act when necessary to support risk assets and backstop the US economy. This support, along with solid quarterly corporate results, led to a sharp rally in the US stock market.

Investor optimism dimmed in the latter part of the year amid growing anxiety about the spike in cases across the US, as well as the emergence of a new, more infectious strain of the virus, which led to fears of another round of economically punishing lockdowns. However, news of the development of coronavirus vaccines was greeted enthusiastically by investors, who bet that its successful, widespread deployment would provide a pathway for the US economy to normalize in 2021. The US stock market received an additional boost from a market-friendly result from the country’s November elections and the signing of another fiscal relief bill.

Against this backdrop, the S&P 500® Index—the bellwether of the US equity market—climbed 18.4% for the year. Technology was the best performing S&P sector in 2020, particularly among large US companies with resilient business models and reliable earnings. Energy was the worst performing sector, as shares of oil producers came under pressure from weakened demand for oil amid heightened global economic uncertainty caused by the coronavirus pandemic.

Global Equities

For the year ended December 31, 2020, global equity markets rose sharply despite seesawing risk sentiment amid mixed news flow and formidable macro challenges.

Equities began the year positively, thanks to the truce in the US-China trade war, greater clarity on Brexit, and a global monetary easing cycle. However, market optimism gave way to indiscriminate selling in mid-February through the latter part of March, as the

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coronavirus epidemic that began in China became a full-scale pandemic and investors worried about the threat it posed to the global economy.

With the US Federal Reserve taking the lead, central banks worldwide and government fiscal policymakers initiated aggressive stimulus measures to contain the economic fallout from the intensifying viral outbreak. Despite stiffening headwinds, which included severe economic downturns in several countries and regions of the world, these actions buoyed market confidence that central banks and governments would continue to act when necessary to backstop the world economy.

Investor confidence wavered in the latter part of the year amid growing anxiety about the spike in cases across the US, Europe, and elsewhere, as well as the emergence of a new, more infectious strain of the virus. However, news of the discovery of coronavirus vaccines was greeted enthusiastically by investors, who bet that their successful, widespread deployment would provide a pathway for the world economy to normalize in 2021.

Against this backdrop, stock market performance in 2020 was mostly positive in the developed world and emerging Asia, while uniformly negative in the rest of the developing world. In the US, positive momentum on coronavirus vaccine development, a market-friendly result from the country’s November elections, and monetary and fiscal relief initiatives drove stocks higher. Across the Atlantic, the combination of encouraging vaccine news, stimulus initiatives by the European Central Bank, and news that the UK and the European Union had agreed on a free trade deal that resolved the last sticking point in the Brexit saga led to a surge in Europe’s equity markets. Meanwhile, South Korean and Taiwanese equities were among the best performing in the developing world, as investors were bullish on the economic outlook and confident that its chipmakers were positioned to benefit from strong semiconductor demand.

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Technology was the best performing sector in global markets in 2020, particularly among large US companies with resilient business models and reliable earnings. Energy was the worst performing sector, as shares of oil producers came under pressure from weakened demand for oil amid heightened global economic uncertainty caused by the coronavirus pandemic.

Global Infrastructure

In the year ended December 31, 2020, global equity markets were severely impacted by the worldwide spread of COVID-19. Infrastructure assets, especially those dependent on patronage, suffered as a result of restrictions on travel and self-isolation measures, brought about by the pandemic, which adversely impacted airports and toll roads. Meanwhile, railroads suffered due to the expected sharp drop in the movement of goods.

After the sharp sell-off in February and March, the combination of coordinated monetary stimulus measures initiated by global central banks and fiscal relief measures put in place by governments to contain the economic fallout of the viral outbreak helped calm investor fears. The process of easing COVID-19-related restrictions also added to investor optimism that global growth could be restored to pre-pandemic levels. However, investor confidence wavered in September, as a second wave of COVID-19 infections descended upon Europe, forcing a return to earlier pandemic protocols.

The introduction of two vaccines in the final months of the year provided increasing hope that the end of the global pandemic was in sight, despite subsequent challenges in administering widespread distribution amid a sharp increase in worldwide cases. Risk sentiment was further bolstered by a market-friendly result in the US elections and news that the UK and the EU had agreed to a free trade agreement, resolving the last sticking point in the Brexit saga.

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Positive vaccine news boosted patronage infrastructure assets, and, as a result, airports, toll roads, and railroads all performed strongly in the last quarter of the year, although utility assets lagged the broader global equity market and infrastructure indices. For the full year, however, in local currency terms, global infrastructure indices ended a tumultuous 2020 down modestly, with utility assets performing well and airports down materially.

Lazard Developing Markets Equity Portfolio

For the year ended December 31, 2020, the Lazard Developing Markets Equity Portfolio’s Institutional Shares posted a total return of 19.33%, while Open Shares posted a total return of 18.97%, as compared with the 18.31% return for the MSCI Emerging Markets Index.

Stock selection in the communication services, consumer staples, energy, and industrials sectors, as well as in Russia, China, and South Korea, helped performance. Higher-than-index exposure to the communication services, financials, and information technology sectors contributed. Lower-than-index exposure to the consumer staples and real estate sectors, as well as to Mexico, Poland, Saudi Arabia, Malaysia, and Thailand, also benefited. Chinese gaming and social media company,Tencent, continued to do well on high user engagement, a rebound in advertising, and a strong mobile games offering. South Korean technology company, Samsung Electronics, moved higher on a more favorable outlook for memory and a rebounding smartphone market. Taiwanese semiconductor foundry,Taiwan Semiconductor Manufacturing Company, rose on strong demand for its advanced node processing. Wuliangye, a Chinese premium spirits manufacturer, outperformed as management executed on its strategy to deliver growth by developing the group/corporate purchase channel. Chinese e-commerce company, Alibaba, performed well on increased online demand for goods and services driven by the COVID-19 pandemic.

Conversely, stock selection in the consumer discretionary, financials, and materials sectors undercut performance. Stock selection in South Africa, India, and Philippines also detracted value. Lower-than-index exposure to China and higher-than-index exposure to

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the industrials sector as well as to Colombia, Peru, India, and Philippines, hurt performance. Chinese energy company, CNOOC, was weak on concerns that it would be included in a list of companies with ties to the Chinese military banned from investment by US investors. Bancolombia, the largest bank in Colombia, fell as a result of weak oil prices. China-based social networking platform MOMO underperformed on the announcement of a restructuring of its core business and ongoing weakness in engagement levels for its dating app. BDO Unibank, the largest bank in the Philippines, underperformed after it posted results that were shy of market expectations. South Africa-based, Standard Bank, underperformed on the back of the country’s credit downgrade and the weak South Africa rand.

Lazard Emerging Markets Core Equity Portfolio

For the year ended December 31, 2020, the Lazard Emerging Markets Core Equity Portfolio’s Institutional Shares posted a total return of 11.98%, while Open Shares posted a total return of 11.66% and R6 Shares posted a total return of 11.97%, as compared with the 18.31% return for the MSCI Emerging Markets Index.

Stock selection in the consumer discretionary, financials, materials, and energy sectors, as well as in Brazil, China, the Philippines, Russia, and India detracted from performance in the period. Additionally, an underweight to the health care sector further detracted from returns. Brazil was one of the worst performing markets over the period due to its relatively large exposure to financials and energy securities, sectors that were particularly impacted by global growth concerns. The Portfolio’s holdings of Banco do Brasil, a bank, and IRB Brasil Resseguros, a reinsurance business, underperformed. Additionally, IRB experienced share price weakness following the publication of a short report by a local investor. The share price of Lukoil, a Russian oil and gas company, moved lower along with the price of oil and commodity prices on global growth concerns. Industrial and Commercial Bank of China, a leading Chinese bank, reported weaker net profit for the first half of 2020 due to an increase in impairment losses amid the COVID-19 pandemic. BDO Unibank, the largest bank in the Philippines, underperformed on rising provisions during the first half of the year.

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In contrast, the impact of stock selection in the communication services, consumer staples, and health care sectors, as well as within Taiwan and Poland, was positive. An overweight to information technology further helped over the period. Taiwan Semiconductor Manufacturing Company, a Taiwanese semiconductor foundry, jumped higher on expectations that it could receive new orders from Intel. Techtronic Industries, a Chinese manufacturer of power equipment and floor care products, including brands such as Milwaukee, Ryobi, Hoover, and Dirt Devil, reported stronger earnings for the first half of 2020, aided by new product development and successful distribution through e-commerce channels. Wuliangye Yibin, a premium maker of alcoholic beverage baijiu in China, outperformed due to strong demand recovery and price increases by year-end. Wuxi Biologics, a Chinese health care company, engaged in the development of biologics services, was a top performer on strong earnings growth, driven by numerous COVID-19 projects and contracts. Supported by strong sales from its lineage mobile series and a strong pipeline of content, NCSoft Corporation, a South Korean gaming company, rebounded over the period.

Lazard Emerging Markets Equity Advantage Portfolio

For the year ended December 31, 2020, the Lazard Emerging Markets Equity Advantage Portfolio’s Institutional Shares posted a total return of 17.40%, while Open Shares posted a total return of 17.10%, as compared with the 18.31% return for the MSCI Emerging Markets Index.

The Portfolio finished the year with returns near that of its benchmark in spite of a difficult fourth quarter. Favorable sector positioning accounted for the year’s attractive return offset, partially by residual cash and weakness in stock selection. Overweight exposure to information technology and underweight exposure to financials consistently benefited the Portfolio throughout the year. The underweight exposure to consumer discretionary partially offset this benefit. Stock selection was strong in information technology and industrials, but this was more than offset by weakness in materials and financials. Stock selection was strong in Taiwan and Thailand for the year, but China proved challenging, especially in the last quarter of the year.

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Stocks that aided return in the year included Taiwan Semiconductor Manufacturing Company, the world largest semiconductor manufacturer. The steady increase for chips for smart phones, gaming devices, and home appliances drove a steady increase in revenue, and margins reached peak levels. Production issues with the company’s major competitor also aided the stock. Delta Electronics soared throughout the year. The company benefited from the demand for video conferencing, and its entry as a supplier to electric vehicles has propelled the stock. The Portfolio steadily took profit in the stock. Great Wall Motor has seen a pick-up in sales despite the pandemic, and the introduction of a new fleet has attracted investor interest. A weaker rupee has also improved the company’s price competitiveness.

In contrast, positions that detracted from the year’s performance included the lack of exposure to NIO, the Chinese electric vehicle manufacturer, which rose 1,100% in the year. China Minsheng Banking detracted from performance as it struggled throughout most of the year and underperformed the sector. Despite management efforts to tighten underwriting, the company’s loan portfolio has seen an escalation in non-performing loans and top line revenue growth has been weak. IRB Brasil Resseguros detracted from performance as it was accused of accounting deception by a hedge fund that was short the stock. Berkshire Hathway detracted on allegations of corporate malfeasance that resulted in the dismissal of the company’s president. While the allegation was not substantiated, the Portfolio management team exited the position.

Lazard Emerging Markets Equity Blend Portfolio

For the year ended December 31, 2020, the Lazard Emerging Markets Equity Blend Portfolio’s Institutional Shares posted a total return of 14.74%, while Open Shares posted a total return of 14.39%, as compared with the 18.31% return for the MSCI Emerging Markets Index.

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Performance was hurt by the Portfolio’s allocation to value and small cap stocks. Other detractors included stock selection in banks and technology hardware companies, as well as higher-than-index exposure to banks and an underweight to retailing industries. By country, stock selection in China, South Korea, and Brazil, as well as higher-than-index exposure to Indonesia and an underweight to Taiwan, hurt performance.

In contrast, the Portfolio benefited from exposure to growth stocks. There were positive stock selection contributions from the food & beverage, media & entertainment, and materials industries. Higher-than-index exposure to the media & entertainment and software & services industries, and a below index weight to real estate sector, also contributed. Performance was also helped by stock selection in Russia, and India, as well as overweight exposure to South Korea and underweight exposures to South Africa and Thailand.

Lazard Emerging Markets Equity Portfolio

For the year ended December 31, 2020, the Lazard Emerging Markets Equity Portfolio’s Institutional Shares recorded a total return of -0.04%, while Open Shares posted a total return of -0.29% and R6 Shares posted a total return of -0.01%, as compared with the 18.31% return for the MSCI Emerging Markets Index.

A lower-than-benchmark exposure to the consumer discretionary sector and to China and Taiwan hurt relative performance. Higher-than-benchmark exposure to the financials sector, and to Russia and Indonesia, also detracted. Shares of Banco do Brasil, a Brazilian bank, were hurt by declining lending rates, falling net interest margins, and the expectation for deteriorating credit trends in Brazil. Shares of IRB Brasil, a Brazilian reinsurance company, were weaker after the regulator announced its intention to carry out a special inspection regarding the coverage of technical provisions due to the recent weakness in the real. CNOOC, a Chinese energy company, declined on lower oil prices due to the COVID-19 crisis and concerns that they would be on a list of companies with ties to the Chinese military banned from investment by US investors. CCR, a Brazilian toll-road operator, underperformed on expectations that the COVID-19 pandemic would lead to declines in traffic

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volumes. Tupras, a Turkish oil refining company, was negatively affected by the COVID-19 pandemic and experienced meaningful declines in demand for its products, which also resulted in lower refining margins. Security selection within the communication services, information technology, financials, energy, industrials, consumer discretionary, health care, and materials sectors hurt relative performance. Security selection within China, Korea, and Brazil also detracted from returns.

In contrast, a lower-than-benchmark exposure to the communication services and real estate sectors, and a higher-than-benchmark exposure to the information technology sector and to Korea, helped relative performance. Korean chipmakers Samsung Electronics and SK Hynix, a manufacturer of electronic products and a semiconductor company, respectively, benefited from rising memory prices. Taiwan Semiconductor Manufacturing Company rose on strong foundry demand during the year and expectations that 2021 demand will remain robust. Infosys, an Indian provider of information technology services, benefited from growing confidence that the strong information technology service demand experienced in the second half of the year would continue. Shares of Baidu, a Chinese online search engine, rose as the Chinese advertising market continued to recover and after the company announced it would increase focus on its autonomous driving software. Security selection within the utilities sector and within Taiwan, Mexico, and Russia added value.

Lazard Equity Franchise Portfolio

For the year ended December 31, 2020, the Lazard Equity Franchise Portfolio’s Institutional Shares posted a total return of 1.15%, while Open Shares posted a total return of 0.90%, as compared with the 15.90% return for the MSCI World® Index.

H&R Block (HRB) detracted from performance in 2020. The US-based tax preparation firm reported losses compared to a year ago due to a smaller income-tax benefit compared with a year earlier. Italian infrastructure giant Atlantia’s share price suffered over the period from the resurgence of regulatory risk linked to the news that the Italian government may potentially remove the country’s

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motorway concessions. Atlantia’s shares were also hurt when movement was restricted in Italy and throughout Europe due to the pandemic, heavily affecting on the company’s motorway network and its airports, including the closure of one of its two airports in Rome. Given the heavy impact on traffic and a more aggressive financial structure following the acquisition of Abertis, we decreased Atlantia’s position in the Portfolio.

In contrast, US-based freight rail network Norfolk Southern performed strongly over the year. Its share price fell sharply at the start of the pandemic but by June 30, 2020 had recovered most of the decline. Rail volumes were lower than previous years and we believe they will be negatively affected for as long as the economic impact of the pandemic continues. However, the company displayed strong cost management in its first-quarter earnings results, showing it had reduced headcount and other costs to such an extent that it was able to report higher the first quarter operating margins. The volume contraction appears to be assisting with the speed of the Precision Scheduled Railroading programs, which improves operating metrics, by lowering costs, and capital requirements. Longer term, our view remains positive on the company’s ability to generate returns on invested capital. US-based luxury goods retailer Tapestry continued to contribute to positive performance for the Portfolio during 2020, thanks to market confidence that the company will emerge from the COVID-19 crisis stronger in terms of brand positioning and value chain, as well as operational management.

Lazard Global Equity Select Portfolio

For the year ended December 31, 2020, the Lazard Global Equity Select Portfolio’s Institutional Shares posted a total return of 15.97%, while Open Shares posted a total return of 15.67%, as compared with the 16.26% return for the MSCI ACWI.

Stock selection in the consumer discretionary sector detracted from performance. UK-based caterer Compass Group saw its stock price falter due to changes in behavior due to the COVID-19 pandemic (e.g., work from home, sporting events without spectators, etc.), which materially affected the company’s business and

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improvement is taking longer than anticipated. We exited our position in order to invest in what we believe were more attractive opportunities. Stock selection and an overweight to the consumer staples sector also detracted from performance. Shares of Tesco, the UK food retailer, lagged as the market recovered from March lows on concerns about margin pressure from supply chain difficulties, product mix, and costs associated with social measures.

Stock selection in the financials sector contributed to performance. The performance was helped by a position in brokerage firm Charles Schwab, which saw its shares rise after reporting strong third-quarter results, including solid new flows and large increases in cash balances. Lack of exposure to the energy sector also contributed to performance.

Lazard Global Listed Infrastructure Portfolio

For the year ended December 31, 2020, the Lazard Global Listed Infrastructure Portfolio’s Institutional Shares recorded a total return of -4.48%, while Open Shares posted a total return of -4.68%, as compared with the -2.72% return for the MSCI World Core Infrastructure® (Hedged) Index and 15.90% return for the MSCI World Index.

Atlantia’s share price suffered from the resurgence of regulatory risk linked to the news that the Italian government may potentially remove its Italian motorway concessions. Fraport, owner of Frankfurt airport, detracted from performance as the company clarified its longer-term outlook in the face of COVID-19-related falls in air traffic. It is now expecting an 80% decrease in traffic over the winter season and longer-term (until 2023) for traffic to be 15% lower than pre-pandemic levels due to fleet reductions from Lufthansa and systematically lower corporate travel. The company is looking to reduce staffing by around 4,000 and has pushed back the Terminal 3 capital expenditure program but has not yet abandoned it. Early in the year, leading satellite operator SES reported calendar year 2019 results in-line with market expectations. However, the share price fell on a notable decline in its announced proposed dividend, as well as lowering its fiscal year guidance due to the next phase of its previously announced transformation. In our view, the

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decision to reduce the dividend was prudent in light of a large capital expenditure program planned for 2021 totaling € 1.3 billion. We believe the reduction in dividend would allow SES to be able to fund the entire program without needing to access capital markets.

In contrast, US freight rail networks Norfolk Southern and CSX performed strongly over the year. The share prices of these freight rail companies fell sharply at the start of the COVID-19 pandemic, but by June 30, 2020 they had recovered most of the decline. Rail volumes for both railroads continue to be lower than previous years and we believe they will be negatively affected for as long as the economic impact of the pandemic continues. Both companies displayed strong cost management at their first quarter profit results, showing they had reduced headcount and other costs to such an extent that they were able to report higher first quarter operating margins.

Lazard Global Strategic Equity Portfolio

For the year ended December 31, 2020, the Lazard Global Strategic Equity Portfolio’s Institutional Shares posted a total return of 21.48%, while Open Shares posted a total return of 20.96%, as compared with the 16.26% return for the MSCI ACWI.

The Portfolio defended during the market weakness in the first quarter, advancing slightly ahead of the subsequent recovery, then outperformed again in the fourth quarter as COVID-19 vaccines were announced and value stocks rallied. Relative performance was driven by stock selection, underscoring the flexibility and opportunistic approach of the strategy. The Portfolio outperformed despite significant relative performance headwinds from not owning Apple, Amazon, and Tesla. Contributors included Siemens Gamesa Renewable Energy, a provider of onshore and offshore wind power, which benefited from the improved economics of renewables. Both China and the US are placing a greater focus on the energy transition to a net zero carbon economy, and the incoming Biden Administration is set to rejoin the Paris Climate Agreement. The company also reported strong backlog growth in its higher margin offshore and services segments. Genmab, the Danish biotech firm, advanced, as its multiple myeloma drug

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Darzalex was approved for home injection, potentially expanding its applications. QIAGEN, the Dutch molecular diagnostic company, posted favorable results as it began to ship evaluation samples of its coronavirus test kits.

In contrast, Suncor Energy, the Canadian oil producer, saw its stock price fall on lower oil prices as the global economy was hit by the pandemic. Informa, the global business-to-business event organizer, was caught in the “eye of the storm” as the pandemic limited travel. The company moved quickly with a rights issue that should provide the balance sheet resilience to operate through a recovery phase. It began to recover towards the end of the year with the prospect of a vaccine and the normalization of business travel and the international conference schedule. Tesco, the UK food retailer, appreciated slightly over the year but lagged the market recovery. Sales had outpaced its low-cost rival Aldi, but a remuneration committee proposal to change the executive compensation comparative peer group caused investor consternation.

Lazard International Equity Advantage Portfolio

For the year ended December 31, 2020, the Lazard International Equity Advantage Portfolio’s Institutional Shares posted a total return of 5.41%, while Open Shares posted a total return of 5.14%, as compared with the 7.82% return for the MSCI EAFE Index.

The year proved a difficult one for the Portfolio, as the market was driven primarily by the single macro theme of COVID-19. Performance was concentrated into a narrow group of stocks with increasingly expensive multiples. The three sharp rotations—COVID onset in February, sharp rebound in April, and vaccine announcement—prompted market leadership shifts, which were difficult to assimilate into our investment process. The rotation of stocks in response to these events tended to place more importance on individual company financial characteristics than on industry and sector exposure. This was illustrated by the Portfolio’s exposure to the transportation industry during the year. The Portfolio had a modest overweight to the airlines (i.e., Air France and Japan Airlines) as we entered the year. As the pandemic spread, these companies sold off massively, and we subsequently eliminated airline

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exposure across the Portfolio. To control risk relative to the benchmark, we rotated into railroads as their cargo freight was expected to provide a stable form of income. These stocks held up through October but underperformed with the positive news on vaccines. Airline and shipping companies rallied over 40% in the last quarter.

The Portfolio had the greatest excess returns relative to the benchmark in the materials, communication services, and energy sectors. Holdings in materials were helped by holdings in hard metals companies (i.e., gold and iron ore) and underweight exposure to several major chemical concerns. The communication services sector was dominated by the global rollout of 5G, with several of the European telecom companies suffering losses as they announced capital expenditures to upgrade their infrastructure. The Portfolio benefited from the decision by NTT to buy its remaining interest in NTT DoCoMo. Energy stocks were the worst performing sector, as an oversupply, weakening demand due in part to the pandemic, and shift to alternative energy sources all weighed on the sector. The Portfolio’s lack of exposure to the largest integrated oil producers in the sector helped as they suffered losses averaging close to 40%.

The industrials sector was challenging for all of 2020. The Portfolio’s positions in many airline and related stocks at the beginning of the year (i.e., Quantas, Japan Airlines Fly Leasing, MTU Aero) hurt after the COVID-19 pandemic effectively curtailed all air travel. The Portfolio’s exposure was conservatively positioned throughout most of the final three quarters of the year, missing the fourth-quarter sharp rally in more cyclical names such as Airbus, Rolls Royce, and Siemens. Consumer discretionary also saw significant rotation where we sold homebuilders and more economically sensitive stocks in March and rotated into lower risk names. These stocks outperformed in the relief rally, thereby adversely impacting results.

Lazard International Equity Concentrated Portfolio

For the year ended December 31, 2020, the Lazard International Equity Concentrated Portfolio’s Institutional Shares posted a total

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return of 0.47%, while Open Shares posted a total return of 0.33%, as compared with the 10.65% return for the MSCI ACWI ex-US.

Most of the negative performance attribution came from the consumer discretionary sector, which cost the Portfolio 6.9% of performance relative to the benchmark. Samsonite, the maker of travel luggage, was hit very hard by COVID-19, with its business coming to a near standstill. We believe that management has done a solid job in managing through the pandemic, but the stock still fell by 58% in the year. Samsonite is (normally) an incredibly stable business model, with moderate financial leverage, but during this exceptional downturn the market became concerned about the financial leverage of the company. We were also concerned and sold the position. Also within the sector, Compass Group a UK-based caterer was hit hard by the pandemic. The stock suffered after the market slowly began to realize that lockdowns would become common and frequent in the company’s key markets, with a significant level of disruption caused to offices, factories, sporting events, and universities. The ongoing threat of a more sustained working-from-home environment as the “new normal”, even after widespread vaccination, meant that expectations of the long-term earnings power of the business were materially reduced.

In the consumer staples space, Arca Continental performed very poorly, costing the Portfolio 1.8% in relative performance. This leading Mexican Coca-Cola bottler was hit by small earnings downgrades from a lower “out of home” business, but was also hit hard by the very acute depreciation in the Mexican peso. It was a large position, warranted by what we believed to be a very stable business model, hence the outsized effect. In the information technology space, Hitachi performed poorly, which was disappointing in the context of the strong Japanese market. Management guided very conservatively in terms of future results for the company’s fiscal year and in March 2021. There was also a technical but large effect from acquisition accounting for ABB, which resulted in depressed accounting profit by a non-cash item.

The Portfolio’s best performing sectors were industrials and real estate. Siemens Gamesa added 1.9% to relative returns, as the

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stock was highlighted as a champion of environmental, social, and governance (ESG), with its dominant offshore wind exposure being seen as a key area of future investment by governments globally. In real estate, Germany-based Vonovia was strong, as the resilience of the business model become apparent. In Germany, the government offers generous financial support to backstop rental payments during times of unemployment. Persistently low interest rates meant that the strong yield and price appreciation of the assets were appreciated by the market.

Lazard International Equity Portfolio

For the year ended December 31, 2020, the Lazard International Equity Portfolio’s Institutional Shares posted a total return of 8.76%, while Open Shares posted a total return of 8.43%, and R6 Shares posted a total return of 8.79%, as compared with the 7.82% return for the MSCI EAFE Index.

Stock selection was positive in Europe and Japan, while positioning in emerging markets was also beneficial. Japan-based video game manufacturer Nintendo was a top contributor, with shares rising more than 60% in 2020, thanks in part to strong third-quarter results that saw a significant rise in both gross and operating margins and bullish sentiment about upcoming game releases. Global power tool manufacturer Makita saw its stock price rise more than 40% in 2020, with sales and operating profit significantly outpacing consensus expectations. Shares of Vestas Wind Systems boosted performance, gaining more than 130% in the year. The Denmark-based turbine maker’s most recent quarterly report saw revenue exceed expectations. Shares of Spain-based lender Banco Santander S.A. advanced as part of a larger rally in bank stocks, fueled mostly by positive coronavirus vaccine news in the fourth quarter.

In contrast, stock selection in the consumer discretionary, health care, and information technology sectors detracted from relative returns, as did the Portfolio’s lower-than-benchmark exposure to Japan. With oil prices under pressure due to weakened demand from the coronavirus pandemic, shares of Canadian oil company Suncor faltered, ending the year down nearly 50%, as part of a

22  Annual Report

larger decline in oil producer stocks. Shares of Compass Group saw its stock price fall on fears about the UK-based catering company’s earnings outlook after a significant portion of its business was shut due to the coronavirus pandemic. We sold the stock in the third quarter. UK-based supermarket operator Tesco saw its stock price end the year flat despite rising nearly 20% in the fourth quarter. Shares were weighed down on fears about margin pressure after the supermarket operator warned that it expected to spend £925 million to cover the costs of additional staff and operating expenditures to deal with the impact of the coronavirus outbreak.

Lazard International Equity Select Portfolio

For the year ended December 31, 2020, the Lazard International Equity Select Portfolio’s Institutional Shares posted a total return of 8.33%, while Open Shares posted a total return of 8.02%, as compared with the 10.65% return for the MSCI ACWI ex-US Index.

Underperformance in the year was driven by poor stock selection in the consumer discretionary and information technology sectors. From a regional perspective, stock selection hurt in emerging markets and North America. In contrast, stock selection in the communication services and industrials sectors was strong, as well as in Europe and Japan. Compass Group saw its stock price falter after the UK-based caterer announced that it would issue £2 billion in equity to reinforce the balance sheet and remove any liquidity questions from the investment. We sold the stock in the third quarter on concerns about the company’s near-term outlook. Shares of Brazilian insurer IRB Brasil fell, after a short-seller claimed that the company was overvalued and was reporting one-off gains within net income, which management indicated were more recurring in nature. After multiple missteps from management and the subsequent exit of the CEO/CFO, we viewed our investment thesis as broken and exited the position. After suffering greatly from the combined effect of supply and demand shocks early in 2020, the energy sector led the market after the announcement of successful vaccine trials in the fourth quarter. Suncor shares rose nearly 40% in the fourth quarter, but ended the year down nearly 50%.

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In contrast, Nintendo saw its share price rise more than 60% after the Japanese video game manufacturer reported strong growth in both gross margins and operating margins. Investors were also bullish on the potential sales of new release games. Shares of global power tool manufacturer Makita gained more than 40%, with sales and operating profit significantly outpacing consensus expectations. Denmark-based wind turbine maker Vestas Wind Systems A/S, develops, manufactures, and markets wind turbines. The stock advanced significantly this year, thanks largely to strong revenue growth, as the company’s most recent report saw revenue beat estimates by 21% in original equipment and 2% in service. Services margins hit 28.6% driving group EBIT 13% and net income 8% ahead of expectations.

Lazard International Equity Value Portfolio

For the year ended December 31, 2020, the Lazard International Equity Value Portfolio’s Institutional Shares posted a total return of -3.81%, while Open Shares recorded a total return of -4.06%, as compared with the 7.82% return for the MSCI EAFE Index.

Value stocks faced stiff headwinds in 2020, resulting in the Portfolio underperforming its benchmark, the MSCI EAFE Index. Almost all of the Portfolio’s negative attribution in the year occurred during the first quarter when the COVID-19 pandemic forced an unprecedented suspension of operations among several companies owned in the Portfolio. Since the end of the first quarter, however, the Portfolio strongly outperformed its benchmark, as well as the MSCI EAFE Value Index. Shares of Spanish lender Banco Santander retreated due to falling interest rates, margin pressure, and worries regarding the company’s balance sheet and capital generation. Shares came under further pressure after the bank reported mixed results during the year. While cost control was good, higher loan loss provisions, particularly in the UK and Brazil, larger-than-expected write-downs of goodwill and deferred tax assets, and the announcement of a scrip dividend, in place of cash, disappointed some investors.

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Shares of Kion Group were a top contributor after the Germany-based industrial equipment manufacturer released better-than-expected results that highlighted the company’s upside potential, with forklift demand better than expected and warehouse automation orders growing sharply.

Lazard International Quality Growth Portfolio

For the year ended December 31, 2020, the Lazard International Quality Growth Portfolio’s Institutional Shares posted a total return of 23.95%, while Open Shares posted a total return of 23.63%, as compared with the 10.65% return for the MSCI ACWI ex-US Index.

Stock selection in the financials sector contributed to performance. A position in Swedish online retail broker Avanza Bank contributed to performance. Shares rose sharply as the company reported record profits due to strong brokerage income and new customer growth amid the high market volatility this year. We subsequently sold our position in the stock. Stock selection in the health care sector also contributed to performance. Shares of Genmab, a specialized antibody company with a focus on cancer treatments, rose on strong sales of its multiple myeloma drug, Darzalex, and investors appreciated its robust emerging pipeline.

In contrast, stock selection in the consumer discretionary sector detracted from performance. A position in UK-based caterer Compass Group detracted from performance. The company has a very strong competitive position in our view, and it has historically generated robust return on capital. However, changes in behavior due to COVID-19 (individuals working from home, sporting events without spectators, etc.) have materially affected their business, and improvement is taking longer than anticipated. As a result, we exited the Portfolio’s position in order to invest in what we believe were more attractive opportunities. An underweight to the materials sector also detracted, as shares of mining companies rose, along with commodity prices such as iron ore and copper, in the second half of the year.

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Lazard International Small Cap Equity Portfolio

For the year ended December 31, 2020, the Lazard International Small Cap Equity Portfolio’s Institutional Shares posted a total return of 13.44%, while Open Shares posted a total return of 13.15%, as compared with the 12.34% return for the MSCI EAFE Small Cap® Index.

On a sector basis, stock selection drove positive overall attribution in spite of moderate headwinds from allocation effects. Stocks within the real estate, industrials, and financials sectors contributed the most to relative returns while those in the consumer discretionary, utilities, and healthcare sectors detracted the most.

Germany-based online brokerage and financial services company flatexDEGIRO, contributed to relative performance. The company benefited from increased volatility in markets, which provided a favorable backdrop for market share gains versus its peers. fla-texDEGIRO also delivered better-than-expected results from a recently completed transformative acquisition. The Portfolio continues to hold the shares.

Belgium-listed movie theater operator Kinepolis detracted after the company’s business was negatively impacted by falling demand because of the COVID-19 pandemic. In addition, concern increased among some investors that the virus accelerated a secular shift in consumer behavior towards watching movies at home rather than in the theater. The Portfolio no longer holds the shares.

Lazard International Strategic Equity Portfolio

For the year ended December 31, 2020, the Lazard International Strategic Equity Portfolio’s Institutional Shares posted a total return of 10.58%, while Open Shares posted a total return of 10.34%, and R6 Shares posted a total return of 10.64%, as compared with the 7.82% return for the MSCI EAFE Index.

Stock selection drove the Portfolio’s outperformance in the year. Some of the best-performing stocks were net beneficiaries of the global pandemic crisis. Power tools company Makita benefited from households prioritizing spending on their homes, while

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video game stocks Nexon and Ninetendo saw a jump in sales. ESR reported strong demand for space in its e-commerce and third party logistics properties, while Accenture saw resilient demand for digital transformation projects. Industrials sector company ABB began to realize benefits from its restructuring, while Genmab reported encouraging sales and partnerships for some of its key drugs. Low-cost airline Ryanair is considered to have strengthened its competitive position in a difficult period for the aviation industry and that helped the stock outperform for the year. The stock that added the most value to the Portfolio was Siemens Gamesa, the leading global maker of offshore wind turbines, which combined an acceleration in the outlook for energy transition with progress on its own internal restructuring under new management. Owning very few mainstream banks also helped relative performance.

On the negative side, the Portfolio was hurt by holding a number of companies that would normally be considered resilient in a crisis, but suffered from the very unusual circumstances of the pandemic. These included consumer staples companies such as Coca-Cola’s European and Mexican distributors, which sell much of their product to bars and restaurants. In addition, aerospace companies such as pilot training firm CAE and supplier Safran suffered, and the utilities sector company Engie, which normally conducts a range of facility management services for clients, underperformed. Another underperforming company, Informa, makes the majority of its profits in a normal year from exhibitions, and these were severely curtailed due to the pandemic. On a relative basis, the Portfolio’s performance was also hurt by not owning some of the stocks that performed well during the crisis, such as e-commerce and luxury companies.

Lazard Managed Equity Volatility Portfolio

For the year ended December 31, 2020, the Lazard Managed Equity Volatility Portfolio’s Institutional Shares posted a total return of -5.18%, while Open Shares posted a total return of -5.34%, as compared with the 15.90% return for the MSCI World Index.

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Unfavorable stock selection and sector allocations accounted for the performance shortfall during the year. Stock selection was favorable in only one of eleven sectors, materials. Holdings in industrials and consumer discretionary detracted the most. The underweights to energy and financials provided the greatest value in terms of sector positioning; however, this was more than offset by the underweight to information technology and overweight to consumer staples. Regionally, stock selection was strongest in Asia ex-Japan and weakest in the United States and Europe.

Detractors for the year included Simon Property Group, the biggest US mall owner, which furloughed about 30% of its workforce, as the company had to cope with all of its properties being temporarily shut because of the coronavirus pandemic. The furloughs affected full and part-time workers at its Indianapolis headquarters and at its malls and outlet centers across the United States. We sold our position as we looked to reduce the Portfolio’s exposure to real estate investment trusts (REITs). The COVID-19 environment heavily affected National Retail Properties, in line with the majority of retail-heavy REITS. Restaurant chain operator Darden Restaurants, was severely impacted by lockdown restrictions brought about by the pandemic. We sold the Portfolio’s position in Darden Restaurants as well.

Stocks that contributed to the Portfolio’s 2020 return included Fortescue Metals, which finished the year up strongly as iron ore prices soared late in the year due to ongoing supply issues in Brazil where miner Vale trimmed its forecast for their 2020 output, pushing up prices that had already gained more than 80% last year. Target Corporation continued to outperform throughout the year. The company reported an online sales spike, the largest in its 58-year-history. NTT DoCoMo bought out and took private its mobile unit as it restructured for the 5G era. NTT Corp bought back the remaining 34% minority stake of NTT DoCoMo for $38 billion with a 40% premium.

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Lazard US Equity Concentrated Portfolio

For the year ended December 31, 2020, the Lazard US Equity Concentrated Portfolio’s Institutional Shares posted a total return of 8.98%, while Open Shares posted a total return of 8.63% and R6 Shares posted a total return of 8.90%, as compared with the 18.40% return for the S&P 500 Index.

A position in construction materials maker Armstrong detracted from returns, as shares remained under pressure amid COVID-19 and secular headwinds facing construction. A position in payment processor Fiserv detracted from performance, as shares fell amid concerns that a recovery may be slow due to exposure to small businesses that have been especially impacted by the crisis and typically have higher fees. A position in dental products maker Envista also hurt returns, as shares fell amid demand headwinds during the pandemic. We sold our position in March, as our thesis was no longer valid.

In contrast, a position in home improvement retailer Lowe’s contributed to performance, as shares rose amid a surge in demand for home repair products during the pandemic. The Portfolio also benefited from its position in logistics technology provider Zebra, as shares rose after the company reported broadly strong quarterly results after the third quarter. Management also issued encouraging guidance for the fourth quarter, as demand from large customers began to recover following a pandemic-induced slowdown in corporate digital and e-commerce investment. A position in chipmaker Skyworks also contributed to performance, as shares rose after the company reported strong fourth quarter results with stable margins despite a difficult demand environment. The company has visibility on improving trends in China, and expected content increases in 5G.

Lazard US Equity Focus Portfolio

For the year ended December 31, 2020, the Lazard US Equity Focus Portfolio’s Institutional Shares posted a total return of 17.29%, while Open Shares posted a total return of 17.08% and R6 Shares posted a total return of 17.28%, as compared with the 18.40% return for the S&P 500 Index.

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Stock selection in the information technology sector detracted from returns. In January 2020, shares of networking equipment maker Cisco fell after the company reported lackluster fourth-quarter results for 2019 and cautious guidance, citing continued macroeconomic uncertainty. Stock selection in the industrials sector also hurt performance. Shares of aerospace manufacturer Boeing fell amid a halt in demand driven by the pandemic. We sold our position in March, as our thesis was no longer valid.

In contrast, stock selection in the financials sector contributed to performance. Shares of diversified wealth manager Charles Schwab rose, as the company saw strong investor inflows throughout the year, while investors anticipated synergies and scale advantages from its $22 billion acquisition of TD Ameritrade, which closed in October. An underweight position in the energy sector also helped returns, as the sector was the worst performer in the index during the period.

Lazard US Small-Mid Cap Equity Portfolio

For the year ended December 31, 2020, the Lazard US Small-Mid Cap Equity Portfolio’s Institutional Shares posted a total return of 6.44%, while Open Shares posted a total return of 6.10% and R6 posted a since inception total return of 6.59%, as compared with the 19.99% return for the Russell 2500® Index.

Stock selection in the information technology sector detracted from performance. Shares of travel technology company Sabre fell, as a rapid decline in global travel hurt the company’s business and left its outlook unclear. We sold the Portfolio’s position in March, as our thesis was broken. Stock selection and an underweight position in the health care sector also hurt returns. Shares of dental products maker Envista fell, as the pandemic led to a significant decrease in demand for dental equipment. We also sold this position in March, as our thesis was broken.

In contrast, stock selection in the financials sector contributed positively to performance. Shares of financial data and ratings provider Morningstar rose after the company reported generally stronger-than-expected earnings, driven by its recently acquired

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bond ratings business. A less-than-benchmark position in the energy sector also helped returns, as the sector was the worst performer in the index during the period.

The Portfolio’s relative value philosophy is implemented by assessing the relationship between valuation and financial productivity for an individual security. We believe that financial productivity (the return a company generates) measures how effectively a company is putting its shareholders’ capital to work, and ultimately this drives valuation. The Portfolio’s 2020 performance was disappointing and did not meet our standards. However, much of our underperformance can be attributed to the recent market environment, which has benefited companies with negative earnings and expensive valuations (as measured by price/earnings), and which has been narrowly concentrated in two sectors: health care and information technology. We have also seen certain stocks rally in response to their perceived “pandemic-winner” status, regardless of their underlying fundamentals.

At year end, companies with negative earnings for the year ended December 31, 2020 (“non-earners”) made up 25% of weight of the Russell 2500 Index, and greatly outperformed companies with positive earnings (“positive earners”) (during the second quarter—the height of the pandemic—non-earners outperformed positive earners by 1,900 basis points (“bps”).This was a difficult environment for the Portfolio, as we focus on financially productive companies, and non-earners typically do not align with our investment philosophy.

We have also seen the pandemic drive valuations in certain industries to extremes not seen since the dot-com bubble in the late 1990s. Three quarters into the year, performance had been driven primarily by the health care (+20.5%) and information technology (+13.4%) sectors, with all other sectors flat or negative, including some deep in the red (energy lost 58% and financials were down 27%). While some losers gained ground in the fourth quarter, all sectors were nonetheless eclipsed by gains in the information technology (+53%) and health care (+48%) sectors for the year. The Portfolio had been underweight the health care and information

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technology sectors, as we believe that in many cases valuations in these sectors have recently expanded beyond reasonable levels. Given their positive contribution to the return of the benchmark, this positioning significantly hurt our relative performance in the past year.

The health care and information technology sectors combined detracted over 600 bps from the Portfolio’s performance over the year. Of the index names not held in the Portfolio, the five largest detractors from relative performance, all either health care or information technology stocks, detracted over 200 bps in the aggregate. Of these names, four of the five were negative earners. Because of their lack of fundamental underpinnings, the negative earners are not names that we would have considered owning, and thus we do not attribute the associated underperformance relative to the benchmark to be missed opportunities or stock selection mistakes, but rather a disconnect between the market’s preference for growth at any price and our preference for strong fundamentals that we believe define long-term winners. Despite exceptional moves and changes to the underlying forces of the market this year, we have not wavered from our conviction in our investment process.

Lazard US Sustainable Equity Portfolio

Since inception on June 30, 2020 through December 31, 2020, the Lazard US Sustainable Equity Portfolio’s Institutional Shares posted a total return of 22.69%, while Open Shares posted a total return of 22.48%, as compared with the 22.16% return for the S&P 500 Index for the period.

Stock selection in the information technology sector detracted from returns. Shares of Cisco fell after the networking equipment maker reported lackluster results in the fourth quarter of 2019 and cautious guidance, citing continued macroeconomic uncertainty. Stock selection in the consumer discretionary sector also hurt performance. Shares of Home Depot lagged following strong outperformance earlier in the year, and after the home improvement retailer announced the acquisition of HD Supply for $8 billion, a 23% premium to its stock prior to the announcement.

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In contrast, stock selection in the health care sector contributed to performance. Shares of Medtronic rose on investor hopes that pent-up demand for elective surgeries postponed during the pandemic would help the medical device maker recover from earlier headwinds. A lack of exposure to the energy sector also helped returns, as the sector was among the worst performers in the index during the period.

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The Lazard Funds, Inc. Performance Overviews (unaudited)

Lazard Developing Markets Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Developing Markets Equity Portfolio and the MSCI Emerging Markets® Index*

Average Annual Total Returns*

Periods Ended December 31, 2020

	One year	Five year	Ten year
Institutional Shares**	19.33%	14.51%	2.50%
Open Shares**	18.97%	14.10%	2.17%
MSCI Emerging Markets Index	18.31%	12.81%	3.63%

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Lazard Emerging Markets Core Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Core Equity Portfolio and the MSCI Emerging Markets Index*

Average Annual Total Returns*

Periods Ended December 31, 2020

	One Year	Five Years	Since Inception	†
Institutional Shares	11.98%	10.11%	4.90%
Open Shares	11.66%	9.73%	4.52%
R6 Shares	11.97%	N/A	4.35%
MSCI Emerging Markets Index	18.31%	12.81%	5.59%
			(Institutional and Open Shares)
			6.53%
			(R6 Shares)

†	The inception date for the Institutional and Open Shares was October 31, 2013 and for the R6 Shares was April 6, 2018.

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Lazard Emerging Markets Equity Advantage Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Equity Advantage Portfolio and the MSCI Emerging Markets Index*

Average Annual Total Returns*

Periods Ended December 31, 2020

	One Year	Five Years	Since Inception	†
Institutional Shares**	17.40%	13.14%	7.78%
Open Shares**	17.10%	12.82%	7.47%
MSCI Emerging Markets Index	18.31%	12.81%	7.15%

†	The inception date for the Portfolio was May 29, 2015.

Lazard Emerging Markets Equity Blend Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Equity Blend Portfolio and the MSCI Emerging Markets Index*

Average Annual Total Returns*

Periods Ended December 31, 2020

	One	Five	Ten
	Year	Years	Years
Institutional Shares**	14.74%	11.60%	2.52%
Open Shares**	14.39%	11.26%	2.23%
MSCI Emerging Markets Index	18.31%	12.81%	3.63%

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Lazard Emerging Markets Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Equity Portfolio and the MSCI Emerging Markets Index*

Average Annual Total Returns*

Periods Ended December 31, 2020

	One	Five	Ten	Since
	Year	Years	Years	Inception	†
Institutional Shares**	–0.04%	8.32%	1.31%	6.38%
Open Shares**	–0.29%	8.04%	1.04%	6.08%
R6 Shares**	0.01%	8.32%	N/A	2.90%
MSCI Emerging Markets Index	18.31%	12.81%	3.63%	6.08%
				(Institutional Shares)
				6.65%
				(Open Shares)
				7.66%
				(R6 Shares)

†	The inception date for the Institutional Shares was July 15, 1994, for the Open Shares was January 8, 1997 and for the R6 Shares was January 19, 2015.

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Lazard Equity Franchise Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Equity Franchise Portfolio and the MSCI World® Index*

Average Annual Total Returns*

Periods Ended December 31, 2020

	One	Since
	Year	Inception	†
Institutional Shares**	1.15%	6.24%
Open Shares**	0.90%	5.97%
MSCI World Index	15.90%	11.52%

†	The inception date for the Portfolio was September 29, 2017.

Lazard Global Equity Select Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Global Equity Select Portfolio and the MSCI ACWI®*

Average Annual Total Returns*

Periods Ended December 31, 2020

	One	Five	Since
	Year	Years	Inception	†
Institutional Shares**	15.97%	12.21%	9.23%
Open Shares**	15.67%	11.88%	8.92%
MSCI ACWI	16.26%	12.26%	8.87%

†	The inception date for the Portfolio was December 31, 2013.

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Lazard Global Listed Infrastructure Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Global Listed Infrastructure Portfolio, the MSCI World Core Infrastructure (Hedged) Index and the MSCI World Index*

Average Annual Total Returns*

Periods Ended December 31, 2020

	One	Five	Ten
	Year	Years	Years
Institutional Shares**	–4.48%	8.22%	10.90%
Open Shares**	–4.68%	7.95%	10.59%
MSCI World Index	15.90%	12.19%	9.87%
MSCI World Core Infrastructure (Hedged) Index	–2.72%	9.93%	9.95%

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Lazard Global Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Global Strategic Equity Portfolio and the MSCI ACWI*

Average Annual Total Returns*

Periods Ended December 31, 2020

	One	Five	Since
	Year	Years	Inception	†
Institutional Shares**	21.48%	12.07%	9.02%
Open Shares**	20.96%	11.73%	8.69%
MSCI ACWI	16.26%	12.26%	8.65%

†	The inception date for the Portfolio was August 29, 2014.

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Lazard International Equity Advantage Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Equity Advantage Portfolio and the MSCI EAFE® Index*

Average Annual Total Returns*

Periods Ended December 31, 2020

	One	Five	Since
	Year	Years	Inception	†
Institutional Shares**	5.41%	5.06%	3.24%
Open Shares**	5.14%	4.76%	2.94%
MSCI EAFE Index	7.82%	7.45%	4.93%

†	The inception date for the Portfolio was May 29, 2015.

Lazard International Equity Concentrated Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Equity Concentrated Portfolio and the MSCI ACWI ex-US*

Average Annual Total Returns*

Periods Ended December 31, 2020

	One	Five	Since
	Year	Years	Inception	†
Institutional Shares**	0.47%	6.42%	2.16%
Open Shares**	0.33%	6.14%	1.91%
MSCI ACWI ex-US	10.65%	8.93%	4.52%

†	The inception date for the Portfolio was August 29, 2014.

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Lazard International Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Equity Portfolio and the MSCI EAFE Index*

Average Annual Total Returns*

Periods Ended December 31, 2020

	One	Five	Ten	Since
	Year	Years	Years	Inception	†
Institutional Shares**	8.76%	6.03%	6.02%	6.04%
Open Shares**	8.43%	5.74%	5.73%	4.97%
R6 Shares**	8.79%	6.03%	N/A	4.46%
MSCI EAFE Index	7.82%	7.45%	5.51%	5.49%
				(Institutional Shares)
				5.14%
				(Open Shares)
				5.39%
				(R6 Shares)

†	The inception date for the Institutional Shares was October 29, 1991, for the Open Shares was January 23, 1997 and for the R6 Shares was April 1, 2015.

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Lazard International Equity Select Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Equity Select Portfolio, the MSCI ACWI ex-US and the MSCI EAFE/ACWI ex-US Linked Index*

Average Annual Total Returns*

Periods Ended December 31, 2020

	One	Five	Ten
	Year	Years	Years
Institutional Shares**	8.33%	7.18%	5.41%
Open Shares**	8.02%	6.83%	5.06%
MSCI ACWI ex-US	10.65%	8.93%	4.92%
MSCI EAFE/ACWI ex-US Linked Index	10.65%	8.93%	4.92%

Lazard International Equity Value Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Equity Value Portfolio and the MSCI EAFE Index*

Average Annual Total Returns*

Periods Ended December 31, 2020

	One	Since
	Year	Inception	†
Institutional Shares**	–3.81%	0.22%
Open Shares**	–4.06%	–0.04%
MSCI EAFE Index	7.82%	10.85%

†	The inception date for the Portfolio was October 31, 2018.

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Lazard International Quality Growth Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Quality Growth Portfolio and the MSCI ACWI ex-US*

Average Annual Total Returns*

Periods Ended December 31, 2020

	One	Since
	Year	Inception	†
Institutional Shares**	23.95%	26.97%
Open Shares**	23.63%	26.61%
MSCI ACWI ex-US	10.65%	15.95%

†	The inception date for the Portfolio was December 31, 2018.

Lazard International Small Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Small Cap Equity Portfolio and the MSCI EAFE Small Cap® Index*

Average Annual Total Returns*

Periods Ended December 31, 2020

	One	Five	Ten
	Year	Years	Years
Institutional Shares**	13.44%	6.93%	7.39%
Open Shares**	13.15%	6.65%	7.09%
MSCI EAFE Small Cap Index	12.34%	9.40%	7.85%

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Lazard International Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Strategic Equity Portfolio and the MSCI EAFE Index*

Average Annual Total Returns*

Periods Ended December 31, 2020

	One	Five	Ten	Since
	Year	Years	Years	Inception	†
Institutional Shares**	10.58%	7.88%	7.16%	6.75%
Open Shares**	10.34%	7.60%	6.89%	5.57%
R6 Shares**	10.64%	7.88%	N/A	6.27%
MSCI EAFE Index	7.82%	7.45%	5.51%	4.91%
				(Institutional Shares)
				4.09%
				(Open Shares)
				6.40%
				(R6 Shares)

†	The inception date for the Institutional Shares was October 31, 2005, for the Open Shares was February 3, 2006 and for the R6 Shares was January 19, 2015.

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Lazard Managed Equity Volatility Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Managed Equity Volatility Portfolio and the MSCI World Index*

Average Annual Total Returns*

Periods Ended December 31, 2020

	One	Five	Since
	Year	Years	Inception	†
Institutional Shares**	–5.18%	6.56%	5.38%
Open Shares**	–5.34%	6.26%	5.08%
MSCI World Index	15.90%	12.19%	9.70%

†	The inception date for the Portfolio was May 29, 2015.

46  Annual Report

Lazard US Equity Concentrated Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Equity Concentrated Portfolio, the S&P 500 Index and the Russell 1000 Value/S&P 500 Linked Index*

Average Annual Total Returns*

Periods Ended December 31, 2020

	One	Five	Ten	Since
	Year	Years	Years	Inception	†
Institutional Shares**	8.98%	10.83%	12.24%	8.80%
Open Shares**	8.63%	10.52%	11.90%	8.48%
R6 Shares**	8.90%	N/A	N/A	11.37%
S&P 500 Index	18.40%	15.22%	13.88%	9.86%
				(Institutional and Open Shares)
				16.33%
				(R6 Shares)
Russell 1000 Value/S&P 500 Linked Index	18.40%	15.22%	13.48%	9.19%
				(Institutional and Open Shares)
				N/A
				(R6 Shares)

†	The inception date for the Institutional and Open Shares was September 30, 2005 and for the R6 Shares was November 15, 2016.

Annual Report  47

Lazard US Equity Focus Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Equity Select Portfolio and the S&P 500 Index*

Average Annual Total Returns*

Periods Ended December 31, 2020

	One	Five	Ten	Since
	Year	Years	Years	Inception	†
Institutional Shares**	17.29%	14.17%	12.25%	8.48%
Open Shares**	17.08%	13.86%	11.93%	8.17%
R6 Shares**	17.28%	14.20%	N/A	11.57%
S&P 500 Index	18.40%	15.22%	13.88%	9.55%
				(Institutional and Open Shares)
				13.22%
				(R6 Shares)

†	The inception date for the Institutional and Open Shares was December 30, 2004 and for the R6 Shares was May 19, 2014.

48  Annual Report

Lazard US Small-Mid Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Small-Mid Cap Equity Portfolio and the Russell 2500 Index*

Average Annual Total Returns*

Periods Ended December 31, 2020

	One	Five	Ten	Since
	Year	Years	Years	Inception†
Institutional Shares**	6.44%	9.75%	9.39%	10.60%
Open Shares**	6.10%	9.42%	9.05%	8.24%
R6 Shares**	N/A	N/A	N/A	6.59%
Russell 2500 Index	19.99%	13.64%	11.97%	11.15%
				(Institutional Shares)
				9.89%
				(Open Shares)
				20.09%
				(R6 Shares)

†	The inception date for the Institutional Shares was October 30, 1991, for the Open Shares was January 30, 1997 and for the R6 Shares was January 8, 2020.

Annual Report  49

Lazard US Sustainable Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Sustainable Equity Portfolio and the S&P 500 Index*

Average Annual Total Returns*

Periods Ended December 31, 2020

	Since
	Inception	†
Institutional Shares**	22.69%
Open Shares**	22.48%
S&P 500 Index	22.16%

†	The inception date for the Institutional Shares and Open Shares was June 30, 2020.

Notes to Performance Overviews:

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”), State Street Bank and Trust Company, the Fund’s administrator (“State Street”), or DST Asset Manager Solutions, Inc., the Fund’s transfer agent and dividend disbursement agent (“DST”); without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.

Performance results do not include adjustments made for financial reporting purposes in accordance with US Generally Accepted Accounting Principles (“GAAP”), if any, and also exclude one-time adjustments related to reimbursed custodian out-of-pocket expenses (Note 3 in the Notes to Financial Statements) for Lazard International Small Cap Equity and Lazard US Small-Mid Cap Equity Portfolios and settlement proceeds received from class action lawsuits by the Lazard International Equity and Lazard International Small Cap Equity Portfolios, as well as by the Lazard Developing Markets Equity Portfolio. For the Lazard Developing Markets Equity Portfolio, these proceeds impacted the total return of Open Shares but did not impact that of Institutional Shares; amounts may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated, there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future

50  Annual Report

periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares, Open Shares and R6 Shares of a Portfolio as applicable may vary, primarily based on the differences in fees borne by shareholders investing in different classes of the Portfolio.

The MSCI Emerging Markets Index is a free-float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The MSCI Emerging Markets Index consists of 26 emerging markets country indices.

The MSCI World Index is a free-float-adjusted market capitalization index that is designed to measure global developed markets equity performance. The MSCI World Index consists of 23 developed markets country indices.

The MSCI ACWI is a free-float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 50 country indices comprising 23 developed and 27 emerging markets country indices.

The MSCI World Core Infrastructure (Hedged) Index (the “Infrastructure Index”) captures large and mid-cap securities across the 23 developed market countries. The Infrastructure Index is designed to represent the performance of listed companies within the developed markets that are engaged in core industrial infrastructure activities. Note that Lazard Global Listed Infrastructure Portfolio invests in a range of companies globally, not specifically developed markets countries.

The MSCI EAFE Index is a free-float-adjusted market capitalization index that is designed to measure developed markets equity performance, excluding the United States and Canada. The MSCI EAFE Index consists of 21 developed markets country indices.

The MSCI ACWI ex-US is a free-float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. The MSCI ACWI ex-US consists of 48 country indices comprising 22 developed and 26 emerging markets country indices.

The MSCI EAFE/ACWI ex-US Linked Index is an unmanaged index created by the Investment Manager which links the performance of the MSCI EAFE Index for all periods through June 30, 2010 (when Lazard International Equity Select Portfolio’s benchmark index changed) and the MSCI ACWI ex-US for all periods thereafter.

The MSCI EAFE Small Cap Index targets all companies with market capitalizations below that of the companies in the MSCI EAFE Index and up to 99% coverage of the free-float-adjusted market capitalization in each market (subject to minimum investability criteria and a universal minimum size range). The MSCI EAFE Small Cap Index consists of 21 developed markets country indices.

The S&P 500 Index is a market capitalization-weighted index of 500 companies in leading industries of the US economy.

Annual Report  51

The Russell 1000 Value/S&P 500 Linked Index is an unmanaged index created by the Investment Manager which links the performance of the Russell 1000® Value Index for all periods through May 30, 2012 (when Lazard US Equity Concentrated Portfolio’s investment strategy changed) and the S&P 500 Index for all periods thereafter.

The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the large-cap segment of the US equity universe. It includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership.

The Russell 2500 Index measures the performance of the small-to mid-cap segment of the US equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000® Index. The Russell 3000 Index measures the performance of the largest 3000 US companies, representing approximately 98% of the investable US equity market. The Russell 2500 Index includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

52  Annual Report

The Lazard Funds, Inc.

Information About Your Portfolio’s Expenses (unaudited)

Expense Example

As a shareholder in a Portfolio, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from July 1, 2020 through December 31, 2020 and held for the entire period.

Actual Expenses

For each share class of the Portfolios, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each share class of the Portfolios, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Annual Report  53

Portfolio	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20	Annualized Expense Ratio During Period 7/1/20 - 12/31/20

Developing Markets Equity
Institutional Shares
Actual	$1,000.00	$1,343.90	$6.78	1.15%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.36	$5.84	1.15%
Open Shares
Actual	$1,000.00	$1,342.40	$8.24	1.40%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.10	$7.10	1.40%
Emerging Markets Core Equity
Institutional Shares
Actual	$1,000.00	$1,314.90	$6.87	1.18%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.20	$5.99	1.18%
Open Shares
Actual	$1,000.00	$1,313.10	$8.72	1.50%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.60	$7.61	1.50%
R6 Shares
Actual	$1,000.00	$1,314.60	$6.98	1.20%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.10	$6.09	1.20%
Emerging Markets Equity Advantage
Institutional Shares
Actual	$1,000.00	$1,306.30	$6.38	1.10%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.61	$5.58	1.10%
Open Shares
Actual	$1,000.00	$1,304.20	$7.82	1.35%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.35	$6.85	1.35%
Emerging Markets Equity Blend
Institutional Shares
Actual	$1,000.00	$1,304.90	$6.95	1.20%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.10	$6.09	1.20%

54  Annual Report

Portfolio	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20	Annualized Expense Ratio During Period 7/1/20 - 12/31/20

Open Shares
Actual	$1,000.00	$1,302.60	$8.39	1.45%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.85	$7.35	1.45%
Emerging Markets Equity
Institutional Shares
Actual	$1,000.00	$1,271.30	$6.17	1.08%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.71	$5.48	1.08%
Open Shares
Actual	$1,000.00	$1,270.10	$7.59	1.33%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.45	$6.75	1.33%
R6 Shares
Actual	$1,000.00	$1,271.30	$5.94	1.04%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.91	$5.28	1.04%
Equity Franchise
Institutional Shares
Actual	$1,000.00	$1,279.40	$5.44	0.95%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.36	$4.82	0.95%
Open Shares
Actual	$1,000.00	$1,277.90	$6.87	1.20%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.10	$6.09	1.20%
Global Equity Select
Institutional Shares
Actual	$1,000.00	$1,225.40	$5.03	0.90%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.61	$4.57	0.90%
Open Shares
Actual	$1,000.00	$1,223.90	$6.43	1.15%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.36	$5.84	1.15%

Annual Report  55

Portfolio	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20	Annualized Expense Ratio During Period 7/1/20 - 12/31/20

Global Listed Infrastructure
Institutional Shares
Actual	$1,000.00	$1,033.20	$4.96	0.97%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.26	$4.93	0.97%
Open Shares
Actual	$1,000.00	$1,032.50	$6.23	1.22%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.00	$6.19	1.22%
Global Strategic Equity
Institutional Shares
Actual	$1,000.00	$1,251.30	$5.38	0.95%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.36	$4.82	0.95%
Open Shares
Actual	$1,000.00	$1,252.40	$6.79	1.20%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.10	$6.09	1.20%
International Equity Advantage
Institutional Shares
Actual	$1,000.00	$1,198.00	$4.97	0.90%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.61	$4.57	0.90%
Open Shares
Actual	$1,000.00	$1,196.30	$6.35	1.15%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.36	$5.84	1.15%
International Equity Concentrated
Institutional Shares
Actual	$1,000.00	$1,227.60	$5.15	0.92%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.51	$4.67	0.92%
Open Shares
Actual	$1,000.00	$1,226.80	$4.81	0.86%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.81	$4.37	0.86%

56  Annual Report

Portfolio	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20	Annualized Expense Ratio During Period 7/1/20 - 12/31/20

International Equity
Institutional Shares
Actual	$1,000.00	$1,237.10	$4.61	0.82%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.01	$4.17	0.82%
Open Shares
Actual	$1,000.00	$1,235.10	$6.01	1.07%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.76	$5.43	1.07%
R6 Shares
Actual	$1,000.00	$1,237.00	$4.50	0.80%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.11	$4.06	0.80%
International Equity Select
Institutional Shares
Actual	$1,000.00	$1,232.40	$5.05	0.90%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.61	$4.57	0.90%
Open Shares
Actual	$1,000.00	$1,230.70	$6.45	1.15%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.36	$5.84	1.15%
International Equity Value
Institutional Shares
Actual	$1,000.00	$1,249.50	$5.37	0.95%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.36	$4.82	0.95%
Open Shares
Actual	$1,000.00	$1,247.80	$6.55	1.16%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.30	$5.89	1.16%
International Quality Growth
Institutional Shares
Actual	$1,000.00	$1,281.90	$4.88	0.85%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.86	$4.32	0.85%

Annual Report  57

Portfolio	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20	Annualized Expense Ratio During Period 7/1/20 - 12/31/20

Open Shares
Actual	$1,000.00	$1,280.90	$6.31	1.10%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.61	$5.58	1.10%
International Small Cap Equity
Institutional Shares
Actual	$1,000.00	$1,254.80	$6.52	1.15%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.36	$5.84	1.15%
Open Shares
Actual	$1,000.00	$1,253.90	$7.93	1.40%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.10	$7.10	1.40%
International Strategic Equity
Institutional Shares
Actual	$1,000.00	$1,250.60	$4.58	0.81%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.06	$4.12	0.81%
Open Shares
Actual	$1,000.00	$1,249.00	$5.99	1.06%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.81	$5.38	1.06%
R6 Shares
Actual	$1,000.00	$1,250.20	$4.58	0.81%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.06	$4.12	0.81%
Managed Equity Volatility
Institutional Shares
Actual	$1,000.00	$1,091.30	$3.94	0.75%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.37	$3.81	0.75%
Open Shares
Actual	$1,000.00	$1,090.60	$5.26	1.00%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.11	$5.08	1.00%

58  Annual Report

Portfolio	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20	Annualized Expense Ratio During Period 7/1/20 - 12/31/20

US Equity Concentrated
Institutional Shares
Actual	$1,000.00	$1,176.40	$4.21	0.77%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.27	$3.91	0.77%
Open Shares
Actual	$1,000.00	$1,174.80	$5.63	1.03%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.96	$5.23	1.03%
R6 Shares
Actual	$1,000.00	$1,176.00	$4.21	0.77%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.27	$3.91	0.77%
US Equity Focus
Institutional Shares
Actual	$1,000.00	$1,229.10	$3.92	0.70%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.62	$3.56	0.70%
Open Shares
Actual	$1,000.00	$1,227.70	$5.32	0.95%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.36	$4.82	0.95%
R6 Shares
Actual	$1,000.00	$1,228.90	$3.92	0.70%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.62	$3.56	0.70%

Annual Report  59

Portfolio	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20	Annualized Expense Ratio During Period 7/1/20 - 12/31/20

US Small-Mid Cap Equity
Institutional Shares
Actual	$1,000.00	$1,280.20	$5.73	1.00%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.11	$5.08	1.00%
Open Shares
Actual	$1,000.00	$1,278.50	$7.56	1.32%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.50	$6.70	1.32%
R6 Shares
Actual	$1,000.00	$1,281.40	$5.10	0.89%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.66	$4.52	0.89%
US Sustainable Equity
Institutional Shares
Actual	$1,000.00	$1,226.90	$4.20	0.75%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.37	$3.81	0.75%
Open Shares
Actual	$1,000.00	$1,224.80	$5.59	1.00%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.11	$5.08	1.00%

*	Expenses are equal to the annualized expense ratio, net of expenses waivers and reimbursements, of each Share class multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

60  Annual Report

The Lazard Funds, Inc.

Portfolio Holdings Presented by Asset Class/Sector December 31, 2020

Asset Class/Sector*	Lazard Developing Markets Equity Portfolio	Lazard Emerging Markets Core Equity Portfolio	Lazard Emerging Markets Equity Advantage Portfolio	Lazard Emerging Markets Equity Blend Portfolio

Equity
Communication Services	14.7%	13.3%	11.5%	13.3%
Consumer Discretionary	13.8	17.1	18.2	7.8
Consumer Staples	0.8	6.1	4.6	4.4
Energy	3.8	4.2	5.0	4.5
Financials	25.1	17.6	17.4	27.5
Health Care	0.7	1.3	4.4	1.9
Industrials	8.8	4.7	4.6	5.5
Information Technology	23.8	26.6	23.6	24.2
Materials	5.6	7.5	7.8	5.8
Real Estate	—	—	0.9	1.0
Utilities	1.8	0.8	1.5	0.8
Short-Term Investments	1.1	0.8	0.5	3.3
Total Investments	100.0%	100.0%	100.0%	100.0%

Asset Class/Sector*	Lazard Emerging Markets Equity Portfolio†	Lazard Equity Franchise Portfolio	Lazard Global Equity Select Portfolio	Lazard Global Listed Infrastructure Portfolio

Equity
Communication Services	9.4%	9.3%	7.5%	4.3%
Consumer Discretionary	5.7	18.1	12.4	—
Consumer Staples	6.5	1.9	14.2	—
Energy	7.1	—	—	—
Financials	28.3	—	12.6	—
Health Care	1.9	22.7	13.5	—
Industrials	3.0	18.1	13.8	33.4
Information Technology	23.4	16.5	19.3	—
Materials	9.8	—	3.0	—
Real Estate	0.8	—	—	—
Utilities	2.3	7.3	1.7	47.3
Short-Term Investments	1.8	6.1	2.0	15.0
Total Investments	100.0%	100.0%	100.0%	100.0%

*	Represents percentage of total investments.
†	Equity sector breakdown is based upon the underlying holdings of exchange-traded funds held by the Portfolio.

Annual Report  61

Asset Class/Sector*	Lazard Global Strategic Equity Portfolio	Lazard International Equity Advantage Portfolio	Lazard International Equity Concentrated Portfolio	Lazard International Equity Portfolio

Equity
Communication Services	12.5%	6.1%	6.9%	9.5%
Consumer Discretionary	11.6	12.0	7.7	6.8
Consumer Staples	3.3	11.4	10.5	8.7
Energy	—	2.5	3.6	2.4
Financials	16.9	17.0	11.4	14.4
Health Care	14.3	13.5	7.3	10.6
Industrials	12.1	14.1	16.5	20.7
Information Technology	20.3	8.3	16.8	7.6
Materials	3.6	8.4	3.5	7.3
Real Estate	—	2.2	6.5	3.8
Utilities	3.5	3.7	9.3	7.1
Short-Term Investments	1.9	0.8	—	1.1
Total Investments	100.0%	100.0%	100.0%	100.0%

Asset Class/Sector*	Lazard International Equity Select Portfolio	Lazard International Equity Value Portfolio	Lazard International Quality Growth Portfolio	Lazard International Small Cap Equity Portfolio

Equity
Communication Services	9.5%	5.0%	9.4%	7.1%
Consumer Discretionary	10.4	24.3	11.6	8.9
Consumer Staples	9.7	13.2	7.5	6.0
Energy	1.8	2.4	—	0.7
Financials	16.0	19.4	18.4	11.9
Health Care	8.4	3.3	7.9	7.2
Industrials	20.3	12.1	22.6	20.3
Information Technology	7.6	7.9	14.2	15.0
Materials	5.7	6.7	1.9	5.8
Real Estate	1.9	—	—	12.0
Utilities	6.5	3.5	—	3.5
Short-Term Investments	2.2	2.2	6.5	1.6
Total Investments	100.0%	100.0%	100.0%	100.0%

*	Represents percentage of total investments.

62  Annual Report

Asset Class/Sector*	Lazard International Strategic Equity Portfolio	Lazard Managed Equity Volatility Portfolio	Lazard US Equity Concentrated Portfolio	Lazard US Equity Focus Portfolio

Equity
Communication Services	10.1%	10.1%	8.9%	8.3%
Consumer Discretionary	13.2	10.1	17.9	15.9
Consumer Staples	11.4	18.7	1.5	5.7
Energy	1.0	—	—	—
Financials	18.2	8.1	9.3	17.9
Health Care	7.2	17.7	14.2	17.8
Industrials	20.3	10.6	8.2	11.7
Information Technology	4.4	8.3	24.5	21.5
Materials	4.0	3.9	3.8	—
Real Estate	3.2	3.5	9.2	—
Utilities	5.5	8.4	—	—
Short-Term Investments	1.5	0.6	2.5	1.2
Total Investments	100.0%	100.0%	100.0%	100.0%

Asset Class/Sector*	Lazard US Small-Mid Cap Equity Portfolio	Lazard US Sustainable Equity Portfolio

Equity
Communication Services	3.1%	2.0%
Consumer Discretionary	12.3	11.5
Consumer Staples	2.4	3.7
Energy	2.0	—
Financials	12.2	10.8
Health Care	14.5	24.5
Industrials	17.4	12.3
Information Technology	17.9	27.1
Materials	8.4	4.3
Real Estate	8.2	2.2
Utilities	1.6	—
Short-Term Investments	—	1.6
Total Investments	100.0%	100.0%

*	Represents percentage of total investments.

Annual Report  63

The Lazard Funds, Inc. Portfolios of Investments
December 31, 2020

Description	Shares	Fair Value

Lazard Developing Markets Equity Portfolio

Common Stocks | 96.8%

Brazil | 5.6%
Duratex SA	568,141	$2,103,492
Lojas Americanas SA	207,562	1,055,420
Pagseguro Digital, Ltd., Class A (*)	27,754	1,578,648
Petroleo Brasileiro SA	911,560	5,037,086
Rumo SA (*)	407,044	1,512,841
		11,287,487
Canada | 2.1%
First Quantum Minerals, Ltd.	236,393	4,243,523

China | 28.2%
Alibaba Group Holding, Ltd. Sponsored ADR (*)	30,859	7,181,815
Anhui Conch Cement Co., Ltd., Class H	134,000	839,475
Beijing Enterprises Water Group, Ltd.	3,814,000	1,532,133
Beijing Thunisoft Corp., Ltd., Class A	561,365	2,051,217
Chow Tai Seng Jewellery Co., Ltd., Class A	416,800	1,701,094
Minth Group, Ltd.	772,000	4,090,296
NetEase, Inc. ADR	24,845	2,379,406
New Oriental Education & Technology Group, Inc. Sponsored ADR (*)	7,475	1,388,930
Ping An Insurance (Group) Co. of China, Ltd., Class H	320,000	3,930,572
Shenzhen Sunway Communication Co., Ltd., Class A	184,300	1,015,076
Tencent Holdings, Ltd.	187,200	13,678,185
Tencent Music Entertainment Group ADR (*)	167,604	3,224,701
Trip.com Group, Ltd. ADR (*)	94,578	3,190,116
Weibo Corp. Sponsored ADR (*)	88,959	3,646,429
Wuliangye Yibin Co., Ltd. Class A	37,200	1,664,282
Xiabuxiabu Catering Management China Holdings Co., Ltd.	1,271,500	2,909,130
Zhongsheng Group Holdings, Ltd.	293,000	2,088,958
		56,511,815
Colombia | 2.1%
Bancolombia SA Sponsored ADR	104,827	4,211,949

The accompanying notes are an integral part of these financial statements.

64  Annual Report

Description	Shares	Fair Value

Lazard Developing Markets Equity Portfolio (continued)

Hong Kong | 2.2%
China Gas Holdings, Ltd.	537,000	$2,141,135
Techtronic Industries Co., Ltd.	156,502	2,240,823
		4,381,958
India | 9.0%
HDFC Bank, Ltd. ADR (*)	57,560	4,159,286
ICICI Bank, Ltd. Sponsored ADR (*)	404,746	6,014,525
Motherson Sumi Systems, Ltd.	783,251	1,776,461
Mphasis, Ltd.	68,552	1,448,514
Reliance Industries, Ltd.	46,208	1,258,750
Shriram Transport Finance Co., Ltd.	106,771	1,535,958
UPL, Ltd.	309,362	1,977,502
		18,170,996
Indonesia | 3.0%
PT Bank Central Asia Tbk	1,107,300	2,667,974
PT Bank Rakyat Indonesia (Persero) Tbk	11,257,200	3,341,522
		6,009,496
Macau | 1.2%
SJM Holdings, Ltd.	2,210,000	2,475,927

Mexico | 2.2%
Grupo Financiero Banorte SAB de CV, Class O (*)	802,557	4,433,533

Peru | 1.3%
Credicorp, Ltd.	15,454	2,534,765

Philippines | 1.8%
BDO Unibank, Inc.	1,018,055	2,266,423
International Container Terminal Services, Inc.	566,809	1,458,060
		3,724,483
Russia | 4.2%
Mail.Ru Group, Ltd. GDR (*)	86,799	2,274,091
Novatek PJSC Sponsored GDR	7,807	1,266,631
Sberbank of Russia PJSC (‡)	959,121	3,515,139
Yandex NV Class A (*)	18,831	1,310,261
		8,366,122

The accompanying notes are an integral part of these financial statements.

Annual Report  65

Description	Shares	Fair Value

Lazard Developing Markets Equity Portfolio (continued)

South Africa | 3.5%
Capitec Bank Holdings, Ltd. (*)	40,040	$3,901,809
Standard Bank Group, Ltd.	364,979	3,164,417
		7,066,226
South Korea | 14.9%
CJ Logistics Corp. (*)	12,152	1,852,118
NCSoft Corp.	3,571	3,065,602
Samsung Biologics Co., Ltd. (*)	1,745	1,324,342
Samsung Electronics Co., Ltd.	180,041	13,455,802
SK Hynix, Inc.	54,360	5,946,851
WONIK IPS Co., Ltd. (*)	103,258	4,221,017
		29,865,732
Taiwan | 14.4%
Airtac International Group	109,000	3,492,835
ASE Technology Holding Co., Ltd.	799,289	2,312,920
Bizlink Holding, Inc.	293,000	2,548,485
Chroma ATE, Inc.	471,000	2,820,458
Hiwin Technologies Corp.	332,742	4,555,036
Largan Precision Co., Ltd.	15,860	1,796,827
MediaTek, Inc.	53,000	1,415,409
RichWave Technology Corp.	128,000	1,805,768
Silicon Motion Technology Corp. ADR	36,777	1,770,813
Taiwan Semiconductor Manufacturing Co., Ltd.	340,000	6,385,704
		28,904,255
United Kingdom | 1.1%
KAZ Minerals PLC	235,655	2,127,367

Total Common Stocks (Cost $134,665,440)		194,315,634

Preferred Stocks | 2.5%

Brazil | 2.5%
Banco Bradesco SA ADR (Cost $4,231,494)	941,955	4,954,683

The accompanying notes are an integral part of these financial statements.

66  Annual Report

Description	Shares	Fair Value

Lazard Developing Markets Equity Portfolio (concluded)

Short-Term Investments | 1.1%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01% (7 day yield) (Cost $2,209,385)	2,209,385	$2,209,385

Total Investments | 100.4% (Cost $141,106,319)		201,479,702

Liabilities in Excess of Cash and Other Assets | (0.4)%		(876,326)

Net Assets | 100.0%		$200,603,376

The accompanying notes are an integral part of these financial statements.

Annual Report  67

Description	Shares	Fair Value

Lazard Emerging Markets Core Equity Portfolio

Common Stocks | 98.5%

Argentina | 1.1%
MercadoLibre, Inc. (*)	1,385	$2,320,180

Brazil | 6.3%
Azul SA ADR (*)	45,970	1,049,035
Banco BTG Pactual SA	126,995	2,311,096
Banco do Brasil SA	322,800	2,433,757
C&A Modas Ltda	411,100	1,026,425
CCR SA	319,330	832,371
Lojas Renner SA	84,000	708,282
Pet Center Comercio e Participacoes SA	560,081	2,066,186
Rumo SA (*)	435,058	1,616,959
Telefonica Brasil SA ADR	146,448	1,296,065
		13,340,176
Canada | 0.7%
Parex Resources, Inc. (*)	105,998	1,458,940

China | 35.7%
21Vianet Group, Inc. ADR (*)	101,066	3,505,980
Alibaba Group Holding, Ltd. (*)	44,900	1,311,871
Alibaba Group Holding, Ltd. Sponsored ADR (*)	46,264	10,767,021
Bilibili, Inc. Sponsored ADR (*)	20,183	1,730,087
Budweiser Brewing Co. APAC, Ltd.	581,800	1,923,307
China National Building Material Co., Ltd., Class H	2,484,000	2,995,912
Industrial & Commercial Bank of China, Ltd., Class H	8,869,633	5,770,948
JD.com, Inc. ADR (*)	24,955	2,193,544
Kingsoft Cloud Holdings, Ltd. ADR (*)	39,961	1,740,302
Midea Group Co., Ltd., Class A	108,100	1,629,941
NetEase, Inc.	50,800	972,033
NetEase, Inc. ADR	22,229	2,128,871
New Oriental Education & Technology Group, Inc. Sponsored ADR (*)	18,503	3,438,042
PICC Property & Casualty Co., Ltd., Class H	1,595,770	1,209,084
Ping An Insurance (Group) Co. of China, Ltd., Class H	419,000	5,146,592

The accompanying notes are an integral part of these financial statements.

68  Annual Report

Description	Shares	Fair Value

Lazard Emerging Markets Core Equity Portfolio (continued)

Prosus NV	9,686	$1,041,955
Shenzhen Sunway Communication Co., Ltd., Class A	182,700	1,006,264
Shenzhou International Group Holdings, Ltd.	162,591	3,189,009
Tencent Holdings, Ltd.	221,800	16,206,311
Wuliangye Yibin Co., Ltd. Class A	76,300	3,413,567
Wuxi Biologics Cayman, Inc. (*)	209,000	2,783,893
Wuxi Lead Intelligent Equipment Co., Ltd.	137,000	1,764,874
		75,869,408
Hong Kong | 2.5%
China Gas Holdings, Ltd.	405,000	1,614,822
Techtronic Industries Co., Ltd.	258,000	3,694,089
		5,308,911
India | 9.9%
HDFC Bank, Ltd. ADR (*)	100,022	7,227,590
Hindalco Industries, Ltd.	728,554	2,407,308
Infosys, Ltd. Sponsored ADR	189,350	3,209,482
Maruti Suzuki India, Ltd.	17,740	1,861,440
Motherson Sumi Systems, Ltd.	514,785	1,167,564
Reliance Industries, Ltd.	110,717	3,016,036
UPL, Ltd.	336,826	2,153,057
		21,042,477
Indonesia | 1.4%
PT Bank Mandiri (Persero) Tbk	4,004,400	1,807,066
PT Telekomunikasi Indonesia (Persero) Tbk Sponsored ADR	49,683	1,168,544
		2,975,610
Luxembourg | 1.3%
Ternium SA Sponsored ADR (*)	93,449	2,717,497

Mexico | 2.7%
Arca Continental SAB de CV	257,345	1,237,356
Gruma SAB de CV, Class B	126,398	1,504,936
Grupo Aeroportuario del Pacifico SAB de CV ADR (*)	14,386	1,601,018
Grupo Financiero Banorte SAB de CV, Class O (*)	268,500	1,483,264
		5,826,574

The accompanying notes are an integral part of these financial statements.

Annual Report  69

Description	Shares	Fair Value

Lazard Emerging Markets Core Equity Portfolio (continued)

Philippines | 0.9%
BDO Unibank, Inc.	875,401	$1,948,843

Poland | 2.0%
CD Projekt SA (*)	15,039	1,105,496
KGHM Polska Miedz SA (*)	63,509	3,113,193
		4,218,689
Russia | 3.9%
LUKOIL PJSC Sponsored ADR	65,723	4,481,318
Sberbank of Russia PJSC Sponsored ADR (United States)	53,682	778,389
Sberbank of Russia PJSC Sponsored ADR (London)	204,405	2,946,680
		8,206,387
South Africa | 2.7%
Mondi PLC	111,702	2,636,372
Naspers, Ltd., N Shares	9,203	1,883,594
The Bidvest Group, Ltd.	107,450	1,154,527
		5,674,493
South Korea | 12.1%
DB Insurance Co., Ltd.	25,145	1,013,233
NCSoft Corp.	4,305	3,695,720
Orion Corp.	14,046	1,600,262
Samsung Electronics Co., Ltd.	197,890	14,789,790
SK Hynix, Inc.	42,730	4,674,557
		25,773,562
Taiwan | 12.2%
Accton Technology Corp.	143,000	1,614,719
Largan Precision Co., Ltd.	14,000	1,586,102
Micro-Star International Co., Ltd.	367,000	1,731,366
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	192,038	20,939,823
		25,872,010
Turkey | 0.8%
Turkiye Garanti Bankasi AS (*)	1,254,973	1,758,148

United Kingdom | 1.5%
Unilever PLC Sponsored ADR	54,530	3,291,431

The accompanying notes are an integral part of these financial statements.

70  Annual Report

Description	Shares	Fair Value

Lazard Emerging Markets Core Equity Portfolio (concluded)

United States | 0.8%
Yum China Holdings, Inc.	30,416	$1,736,449

Total Common Stocks (Cost $139,253,527)		209,339,785

Preferred Stocks | 0.8%

Brazil | 0.8%
Itau Unibanco Holding SA Sponsored ADR (Cost $1,876,251)	276,311	1,682,734

Short-Term Investments | 0.8%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01% (7 day yield) (Cost $1,681,375)	1,681,375	1,681,375

Total Investments | 100.1% (Cost $142,811,153)		$212,703,894

Liabilities in Excess of Cash and Other Assets | (0.1)%		(113,039)

Net Assets | 100.0%		$212,590,855

The accompanying notes are an integral part of these financial statements.

Annual Report  71

Description	Shares	Fair Value

Lazard Emerging Markets Equity Advantage Portfolio

Common Stocks | 98.0%

Argentina | 0.2%
Globant SA (*)	288	$62,672

Brazil | 3.8%
Ambev SA	43,300	130,843
BRF SA (*)	18,300	76,457
Cia Paranaense de Energia	3,800	54,227
Pagseguro Digital, Ltd., Class A (*)	1,308	74,399
Petroleo Brasileiro SA	31,439	173,725
Totvs SA	12,900	71,414
Vale SA	20,709	345,958
WEG SA	10,600	155,551
		1,082,574

China | 38.1%
Agricultural Bank of China, Ltd., Class H	481,000	176,291
Alibaba Group Holding, Ltd. Sponsored ADR (*)	7,687	1,788,995
Anhui Conch Cement Co., Ltd., Class H	12,500	78,309
Anhui Guangxin Agrochemical Co., Ltd., Class A (*)	36,000	132,153
Anhui Hengyuan Coal Industry and Electricity Power Co., Ltd., Class A	54,700	52,728
Autohome, Inc. ADR	522	52,002
Baidu, Inc. Sponsored ADR (*)	1,463	316,359
Bank of China, Ltd., Class H	403,000	137,828
Bank of Communications Co., Ltd., Class H	543,000	287,245
Bank of Jiangsu Co., Ltd., Class A	90,500	75,570
Baoshan Iron & Steel Co., Ltd., Class A	48,800	44,431
Brilliance China Automotive Holdings, Ltd.	48,000	43,796
China CITIC Bank Corp., Ltd., Class H	153,000	64,969
China Construction Bank Corp., Class H	391,000	297,550
China Everbright Bank Co., Ltd., Class H	229,000	87,349
China Feihe, Ltd.	44,000	103,479
China Lesso Group Holdings, Ltd.	41,000	64,367
China Life Insurance Co., Ltd., Class H	22,000	48,667

The accompanying notes are an integral part of these financial statements.

72  Annual Report

Description	Shares	Fair Value

Lazard Emerging Markets Equity Advantage Portfolio (continued)

China Medical System Holdings, Ltd.	55,000	$61,638
China Meidong Auto Holdings, Ltd.	14,000	56,920
China Merchants Bank Co., Ltd., Class H	22,500	142,893
China Minsheng Banking Corp., Ltd., Class H	505,000	287,995
China Pacific Insurance Group Co., Ltd., Class A	10,000	58,828
China Petroleum & Chemical Corp., Class H	120,000	53,336
China Resources Cement Holdings, Ltd.	62,000	69,296
China Resources Land, Ltd.	10,000	41,435
China Resources Power Holdings Co., Ltd.	34,000	36,729
China Shenhua Energy Co., Ltd., Class H	112,500	211,983
China Vanke Co., Ltd., Class H	21,300	73,649
China Yuhua Education Corp., Ltd.	94,000	82,004
COSCO SHIPPING Holdings Co., Ltd. (*)	62,500	75,031
CSC Financial Co., Ltd., Class H	57,000	75,796
CSPC Pharmaceutical Group, Ltd.	105,840	108,232
ENN Energy Holdings, Ltd.	4,700	68,986
Great Wall Motor Co., Ltd., Class H	53,500	184,224
Guangdong Baolihua New Energy Stock Co., Ltd., Class A	46,000	51,406
Guangdong Tapai Group Co., Ltd., Class A	17,000	33,173
Industrial & Commercial Bank of China, Ltd., Class H	208,000	135,333
JD.com, Inc. ADR (*)	4,184	367,774
Jiangsu Hengrui Medicine Co., Ltd., Class A	3,760	64,231
Kunlun Energy Co., Ltd.	66,000	57,078
Li Ning Co., Ltd.	30,500	210,115
Meituan, Class B (*)	12,500	478,079
NetEase, Inc. ADR	1,586	151,891
New China Life Insurance Co., Ltd., Class H	11,900	46,592
New Oriental Education & Technology Group, Inc. Sponsored ADR (*)	469	87,145
PetroChina Co., Ltd., Class H	166,000	50,973
Pharmaron Beijing Co., Ltd., Class H	7,600	128,807
Pinduoduo, Inc. ADR (*)	1,268	225,286
Ping An Insurance (Group) Co. of China, Ltd., Class H	33,500	411,482
Sany Heavy Industry Co., Ltd., Class A	19,300	103,278
Shandong Nanshan Aluminum Co., Ltd., Class A	106,600	51,608

The accompanying notes are an integral part of these financial statements.

Annual Report  73

Description	Shares	Fair Value

Lazard Emerging Markets Equity Advantage Portfolio (continued)

Shanghai Liangxin Electrical Co., Ltd.	25,400	$119,199
Shenzhen Inovance Technology Co., Ltd., Class A	3,900	55,762
Shenzhen Mindray Bio-Medical Electronics Co., Ltd., Class A	900	58,475
Shenzhou International Group Holdings, Ltd.	6,800	133,373
Sinotruk Hong Kong, Ltd.	23,500	60,184
Tencent Holdings, Ltd.	22,400	1,636,706
Tencent Music Entertainment Group ADR (*)	6,664	128,215
Tian Di Science & Technology Co., Ltd., Class A	299,500	141,271
Vipshop Holdings, Ltd. ADR (*)	4,779	134,338
Xiaomi Corp., Class B (*)	26,800	115,580
Yuexiu Property Co., Ltd.	282,000	56,862
Zhejiang Weixing New Building Materials Co., Ltd., Class A	17,900	51,207
Zhongsheng Group Holdings, Ltd.	9,500	67,731
		10,954,217
Greece | 0.6%
Hellenic Telecommunications Organization SA	10,450	168,528

Hong Kong | 0.2%
Shimao Group Holdings, Ltd.	14,500	46,358

Hungary | 0.8%
MOL Hungarian Oil & Gas PLC (*)	10,483	76,275
Richter Gedeon Nyrt.	6,475	162,496
		238,771
India | 7.3%
Axis Bank, Ltd. GDR (*)	813	34,607
Dr Reddy’s Laboratories, Ltd. ADR	3,865	275,536
GAIL India, Ltd. GDR	4,656	45,975
HDFC Bank, Ltd. ADR (*)	5,556	401,477
ICICI Bank, Ltd. Sponsored ADR (*)	13,435	199,644
Infosys, Ltd. Sponsored ADR	28,453	482,278
Reliance Industries, Ltd. Sponsored GDR (#)	3,571	195,391
State Bank of India GDR (*)	2,443	91,568
Tata Motors, Ltd. Sponsored ADR (*)	5,027	63,340

The accompanying notes are an integral part of these financial statements.

74  Annual Report

Description	Shares	Fair Value

Lazard Emerging Markets Equity Advantage Portfolio (continued)

Wipro, Ltd. ADR	32,001	$180,806
WNS Holdings, Ltd. ADR (*)	1,774	127,817
		2,098,439
Indonesia | 1.5%
Kalbe Farma Tbk PT	484,000	50,986
PT Bank Central Asia Tbk	72,800	175,407
PT Bank Mandiri (Persero) Tbk	210,200	94,857
PT Bank Rakyat Indonesia (Persero) Tbk	156,300	46,395
PT Telekomunikasi Indonesia (Persero) Tbk Sponsored ADR	3,134	73,712
		441,357
Malaysia | 1.8%
Frontken Corp. Bhd	53,800	47,704
Hartalega Holdings Berhad	33,700	101,891
Hong Leong Financial Group Bhd	14,800	66,576
Inari Amertron Berhad	155,900	107,021
Kossan Rubber Industries	41,700	46,765
Petronas Chemicals Group Bhd	46,600	86,271
VS Industry Berhad	79,800	51,430
		507,658
Mexico | 2.7%
America Movil SAB de CV, Class L Sponsored ADR	8,720	126,789
Arca Continental SAB de CV	28,400	136,552
Gruma SAB de CV, Class B	3,790	45,125
Grupo Mexico SAB de CV, Series B	17,900	75,668
Kimberly-Clark de Mexico SAB de CV, Series A	27,300	46,631
Qualitas Controladora SAB de CV	28,000	150,753
Wal-Mart de Mexico SAB de CV	70,300	197,763
		779,281
Philippines | 0.5%
International Container Terminal Services, Inc.	26,100	67,140
Metropolitan Bank & Trust Co.	72,700	74,282
		141,422
Poland | 1.6%
Dino Polska SA (*)	660	51,107
KGHM Polska Miedz SA (*)	2,055	100,736

The accompanying notes are an integral part of these financial statements.

Annual Report  75

Description	Shares	Fair Value

Lazard Emerging Markets Equity Advantage Portfolio (continued)

Orange Polska SA (*)	38,115	$67,213
Polskie Gornictwo Naftowe i Gazownictwo SA	114,145	169,242
Powszechna Kasa Oszczednosci Bank Polski SA (*)	8,958	69,051
		457,349
Russia | 3.5%
Gazprom PJSC Sponsored ADR	9,205	51,172
LUKOIL PJSC Sponsored ADR	3,197	217,987
MMC Norilsk Nickel PJSC ADR	2,967	92,663
PhosAgro PJSC GDR	2,592	35,347
Polyus PJSC GDR	1,070	107,810
RusHydro PJSC ADR	41,344	44,375
Sberbank of Russia PJSC Sponsored ADR (London)	21,970	316,717
Tatneft PJSC Sponsored ADR	2,128	86,800
Yandex NV Class A (*)	738	51,350
		1,004,221

South Africa | 2.4%
African Rainbow Minerals, Ltd.	3,084	55,003
Clicks Group, Ltd.	2,691	46,302
Impala Platinum Holdings, Ltd.	4,498	61,857
Kumba Iron Ore, Ltd.	1,098	46,648
Naspers, Ltd., N Shares	1,099	224,934
Ninety One, Ltd.	12,339	36,977
Northam Platinum, Ltd. (*)	3,416	48,801
Sibanye Stillwater, Ltd.	22,273	89,692
Tiger Brands, Ltd.	5,468	77,060
		687,274

South Korea | 15.1%
BNK Financial Group, Inc.	9,145	47,853
Celltrion, Inc. (*)	385	126,881
Coway Co., Ltd. (*)	1,063	71,151
DongKook Pharmaceutical Co., Ltd.	2,146	57,926
DoubleUGames Co., Ltd.	822	45,654
Hana Financial Group, Inc.	10,518	334,447
Hankook Tire & Technology Co., Ltd.	1,502	54,574

The accompanying notes are an integral part of these financial statements.

76  Annual Report

Description	Shares	Fair Value

Lazard Emerging Markets Equity Advantage Portfolio (continued)

Hansol Chemical Co., Ltd.	372	$67,517
Hanwha Chemical Corp.	2,006	88,236
Hyundai Mobis Co., Ltd.	467	110,166
JYP Entertainment Corp.	1,447	51,223
KB Financial Group, Inc. ADR	4,991	197,644
KEPCO Plant Service & Engineering Co., Ltd.	2,967	81,222
Kia Motors Corp.	3,815	219,715
Korea Electric Power Corp. (*)	2,198	55,547
Korea Zinc Co., Ltd.	284	104,844
KT&G Corp.	741	56,755
LG Electronics, Inc.	1,020	126,866
LG Household & Health Care, Ltd.	120	178,963
LOTTE Fine Chemical Co., Ltd.	2,687	136,296
Mirae Asset Daewoo Co., Ltd.	11,477	100,047
NAVER Corp.	194	52,384
NCSoft Corp.	118	101,300
Orion Corp.	355	40,445
POSCO	347	86,953
Samsung Electro-Mechanics Co., Ltd.	300	49,303
Samsung Electronics Co., Ltd. GDR	888	1,613,998
SK Telecom Co., Ltd.	323	70,879
		4,328,789
Taiwan | 14.8%
Asia Cement Corp.	36,000	55,467
Delta Electronics, Inc.	31,000	289,172
Elan Microelectronics Corp.	26,000	123,986
Evergreen Marine Corp. Taiwan, Ltd. (*)	82,000	118,845
Feng TAY Enterprise Co., Ltd.	7,000	49,832
Gigabyte Technology Co., Ltd.	28,000	77,782
International Games System Co., Ltd.	4,000	108,270
Kenda Rubber Industrial Co., Ltd.	40,000	49,768
Kindom Development Co., Ltd.	39,000	46,613
Lotes Co., Ltd.	4,000	67,595
Makalot Industrial Co., Ltd.	11,000	74,984
MediaTek, Inc.	3,000	80,117
Micro-Star International Co., Ltd.	32,000	150,964

The accompanying notes are an integral part of these financial statements.

Annual Report  77

Description	Shares	Fair Value

Lazard Emerging Markets Equity Advantage Portfolio (continued)

Nantex Industry Co., Ltd.	38,000	$82,805
Nien Made Enterprise Co., Ltd.	7,000	81,305
Novatek Microelectronics Corp.	6,000	78,483
Parade Technologies, Ltd.	2,000	79,434
Taiwan Cement Corp.	30,600	47,126
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	19,498	2,126,062
United Microelectronics Corp.	149,000	249,768
Wan Hai Lines, Ltd.	92,000	172,377
Yuanta Financial Holding Co., Ltd.	80,000	58,522
		4,269,277
Thailand | 2.0%
Com7 Public Co., Ltd. NVDR	39,000	50,770
Delta Electronics Thailand Public Co., Ltd. NVDR	22,300	361,781
Hana Microelectronics Public Co., Ltd. NVDR	71,000	94,134
PTT Exploration & Production Public Co., Ltd. (‡)	24,800	81,329
		588,014
Turkey | 0.8%
BIM Birlesik Magazalar AS	12,480	126,790
Turk Telekomunikasyon AS	38,894	44,724
Turkcell Iletisim Hizmetleri AS	31,002	67,359
		238,873
United States | 0.3%
Yum China Holdings, Inc.	1,500	85,635

Total Common Stocks (Cost $22,181,621)		28,180,709

Preferred Stocks | 0.4%

Brazil | 0.4%
Banco Bradesco SA ADR	11,778	61,952
Itau Unibanco Holding SA Sponsored ADR	10,109	61,564

Total Preferred Stocks (Cost $108,321)		123,516

The accompanying notes are an integral part of these financial statements.

78  Annual Report

Description	Shares	Fair Value

Lazard Emerging Markets Equity Advantage Portfolio (concluded)

Short-Term Investments | 0.4%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01% (7 day yield) (Cost $124,214)	124,214	$124,214

Total Investments | 98.8% (Cost $22,414,156)		$28,428,439

Cash and Other Assets in Excess of Liabilities | 1.2%		345,137

Net Assets | 100.0%		$28,773,576

The accompanying notes are an integral part of these financial statements.

Annual Report  79

Description	Shares	Fair Value

Lazard Emerging Markets Equity Blend Portfolio

Common Stocks | 95.7%

Brazil | 4.9%
Banco do Brasil SA	95,957	$723,470
Banco Pan SA (Preference Shares)	109,200	201,403
CCR SA	173,430	452,065
Cia de Saneamento do Parana	41,500	208,422
Construtora Tenda SA	34,700	201,839
Log-in Logistica Intermodal SA (*)	57,800	181,150
Lojas Quero Quero S/A	62,942	197,770
Pagseguro Digital, Ltd., Class A (*)	18,294	1,040,563
Petroleo Brasileiro SA (Preference Shares)	120,100	663,647
		3,870,329
Canada | 2.3%
First Quantum Minerals, Ltd.	99,515	1,786,407

Chile | 0.4%
Geopark, Ltd.	24,523	318,554

China | 21.9%
21Vianet Group, Inc. ADR (*)	6,883	238,771
360 DigiTech, Inc. ADR (*)	13,757	162,195
Alibaba Group Holding, Ltd. Sponsored ADR (*)	7,050	1,640,746
Anhui Conch Cement Co., Ltd., Class H	101,500	635,871
Ausnutria Dairy Corp., Ltd.	883	1,483
Baidu, Inc. Sponsored ADR (*)	6,495	1,404,479
China Aoyuan Group, Ltd.	187,000	181,991
China Construction Bank Corp., Class H	1,528,281	1,163,019
China Meidong Auto Holdings, Ltd.	52,000	211,416
China Merchants Bank Co., Ltd., Class H	173,000	1,098,691
China Mobile, Ltd. Sponsored ADR	10,244	292,364
China Shenhua Energy Co., Ltd., Class H	377,500	711,320
CNOOC, Ltd.	239,917	220,535
Hengan International Group Co., Ltd.	51,000	361,067
Huami Corp. ADR (*)	13,730	162,701
JNBY Design, Ltd.	190,000	220,657

The accompanying notes are an integral part of these financial statements.

80  Annual Report

Description	Shares	Fair Value

Lazard Emerging Markets Equity Blend Portfolio (continued)

Kaisa Prosperity Holdings, Ltd.	55,750	$137,723
Maoyan Entertainment (*)	118,400	187,077
NetEase, Inc. ADR	9,974	955,210
Ping An Insurance (Group) Co. of China, Ltd., Class H	221,500	2,720,693
Precision Tsugami China Corp., Ltd.	236,000	227,124
Sinopharm Group Co., Ltd., Class H	208,400	507,994
Tencent Holdings, Ltd.	35,692	2,607,915
Tianyun International Holdings, Ltd.	1,236,000	240,722
West China Cement, Ltd.	1,032,000	153,141
Wuliangye Yibin Co., Ltd. Class A	16,600	742,663
		17,187,568
Colombia | 1.6%
Bancolombia SA Sponsored ADR	30,208	1,213,757

Czech Republic | 0.3%
Moneta Money Bank AS (*)	72,302	228,889

Egypt | 1.0%
Commercial International Bank Egypt SAE GDR	108,150	405,700
Credit Agricole Egypt SAE	97,291	179,498
Six of October Development & Investment	237,220	223,798
		808,996
Estonia | 0.2%
Tallinna Sadam AS	87,102	191,549

Georgia | 0.5%
Bank of Georgia Group PLC (*)	12,034	200,894
TBC Bank Group PLC (*)	12,688	217,104
		417,998
Greece | 0.3%
OPAP SA	19,969	267,407

Hong Kong | 2.4%
China Water Affairs Group, Ltd.	216,000	168,872
Techtronic Industries Co., Ltd.	112,782	1,614,832
TK Group Holdings, Ltd.	308,000	99,509
		1,883,213

The accompanying notes are an integral part of these financial statements.

Annual Report  81

Description	Shares	Fair Value

Lazard Emerging Markets Equity Blend Portfolio (continued)

Hungary | 1.3%
OTP Bank Nyrt. (*)	21,838	$982,643

India | 10.2%
Axis Bank, Ltd. (*)	153,562	1,307,239
Bajaj Auto, Ltd.	14,934	704,572
Gujarat State Petronet, Ltd.	72,990	221,701
HCL Technologies, Ltd.	41,864	543,315
ICICI Bank, Ltd. Sponsored ADR (*)	135,062	2,007,021
Infosys, Ltd. Sponsored ADR	44,695	757,580
Jubilant Life Sciences, Ltd.	21,333	247,003
Kiri Industries, Ltd.	22,258	164,332
Petronet LNG, Ltd.	78,634	267,168
Reliance Industries, Ltd.	20,559	560,047
Tata Consultancy Services, Ltd.	14,946	586,532
The South Indian Bank, Ltd. (*)	748,459	92,464
Uflex, Ltd.	47,212	243,234
UPL, Ltd.	42,042	268,741
		7,970,949
Indonesia | 4.3%
PT Bank Mandiri (Persero) Tbk	1,649,600	744,415
PT Bank Pembangunan Daerah Jawa Timur Tbk	4,641,000	224,636
PT Bank Rakyat Indonesia (Persero) Tbk	4,359,759	1,294,126
PT Bekasi Fajar Industrial Estate Tbk (*)	9,411,600	120,586
PT Erajaya Swasembada Tbk (*)	835,900	130,903
PT Media Nusantara Citra Tbk (*)	3,632,900	295,354
PT Telkom Indonesia (Persero) Tbk Sponsored ADR	25,439	598,325
		3,408,345
Kenya | 0.2%
KCB Group, Ltd.	442,400	154,692

Kuwait | 0.3%
Human Soft Holding Co. KSC (*)	17,550	219,325

The accompanying notes are an integral part of these financial statements.

82  Annual Report

Description	Shares	Fair Value

Lazard Emerging Markets Equity Blend Portfolio (continued)

Mexico | 5.6%
America Movil SAB de CV, Class L Sponsored ADR	52,122	$757,854
Credito Real SAB de CV (*)	164,400	102,608
Genomma Lab Internacional SAB de CV, B Shares (*)	178,300	168,807
Grupo Cementos de Chihuahua SAB de CV	34,400	207,477
Grupo Financiero Banorte SAB de CV, Class O (*)	287,164	1,586,368
Grupo Mexico SAB de CV, Series B	258,799	1,094,006
Kimberly-Clark de Mexico SAB de CV, Series A	261,700	447,005
		4,364,125
Oman | 0.2%
Ooredoo	160,160	163,020

Pakistan | 0.2%
Bank Alfalah, Ltd.	875,631	194,054

Poland | 0.3%
Eurocash SA (*)	24,650	92,666
Warsaw Stock Exchange	11,461	140,176
		232,842
Russia | 5.6%
Detsky Mir PJSC	134,590	246,952
LSR Group PJSC GDR	61,038	139,060
LUKOIL PJSC Sponsored ADR	11,831	808,767
Mobile TeleSystems PJSC Sponsored ADR	71,104	636,381
Sberbank of Russia PJSC (‡)	267,371	979,904
Sberbank of Russia PJSC Sponsored ADR (United States)	77,865	1,129,043
Yandex NV Class A (*)	6,621	460,689
		4,400,796
South Africa | 0.8%
Standard Bank Group, Ltd.	68,252	591,754

South Korea | 20.4%
AfreecaTV Co., Ltd.	3,358	187,292
BGF retail Co., Ltd.	1,718	214,538
HS Industries Co., Ltd.	38,450	253,011
Hyundai Mobis Co., Ltd.	3,491	823,531

The accompanying notes are an integral part of these financial statements.

Annual Report  83

Description	Shares	Fair Value

Lazard Emerging Markets Equity Blend Portfolio (continued)

KT&G Corp.	4,680	$358,454
MegaStudyEdu Co., Ltd.	7,929	284,120
NCSoft Corp.	2,479	2,128,151
Nice Information & Telecommunication, Inc.	8,438	221,079
NICE Information Service Co., Ltd.	9,003	206,005
Ray Co., Ltd. (*)	4,534	222,848
Samjin Pharmaceutical Co., Ltd.	4,746	119,155
Samsung Electronics Co., Ltd.	79,539	5,944,541
SFA Engineering Corp.	4,954	176,521
Shinhan Financial Group Co., Ltd.	21,590	638,672
SK Hynix, Inc.	31,917	3,491,641
Tokai Carbon Korea Co., Ltd.	1,424	164,672
WONIK IPS Co., Ltd. (*)	5,393	220,457
Zinus, Inc.	3,441	326,278
		15,980,966
Taiwan | 9.0%
Airtac International Group	32,000	1,025,420
Bizlink Holding, Inc.	21,000	182,656
Hon Hai Precision Industry Co., Ltd.	166,136	542,492
Largan Precision Co., Ltd.	4,614	522,734
Lotes Co., Ltd.	9,000	152,088
Lotus Pharmaceutical Co., Ltd. (*)	67,000	191,250
MediaTek, Inc.	18,000	480,705
Powertech Technology, Inc.	53,000	179,544
Poya International Co., Ltd.	8,000	163,741
Sercomm Corp.	70,000	194,095
Silicon Motion Technology Corp. ADR	17,867	860,296
Simplo Technology Co., Ltd.	16,000	199,264
Sitronix Technology Corp.	39,000	226,326
Taiwan Semiconductor Manufacturing Co., Ltd.	89,387	1,678,820
Tripod Technology Corp.	40,000	168,763
TSC Auto ID Technology Co., Ltd.	18,700	130,009
Wiwynn Corp.	7,000	175,338
		7,073,541

The accompanying notes are an integral part of these financial statements.

84  Annual Report

Description	Shares	Fair Value

Lazard Emerging Markets Equity Blend Portfolio (concluded)

Thailand | 0.2%
PTG Energy Public Co., Ltd (‡)	315,900	$167,651

Ukraine | 0.3%
Kernel Holding SA	15,235	200,575

United Kingdom | 1.0%
Unilever PLC	12,901	781,170

Total Common Stocks (Cost $58,753,875)		75,061,115

Preferred Stocks | 1.2%

Brazil | 1.2%
Banco Bradesco SA ADR (Cost $814,639)	170,738	898,082

Short-Term Investments | 3.3%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01% (7 day yield) (Cost $2,612,365)	2,612,365	2,612,365

Total Investments | 100.2% (Cost $62,180,879)		$78,571,562

Liabilities in Excess of Cash and Other Assets | (0.2)%		(146,687)

Net Assets | 100.0%		$78,424,875

The accompanying notes are an integral part of these financial statements.

Annual Report  85

Description	Shares	Fair Value

Lazard Emerging Markets Equity Portfolio

Common Stocks | 92.9%

Brazil | 5.3%
Banco do Brasil SA	11,825,926	$89,161,797
BB Seguridade Participacoes SA	9,869,700	56,520,286
CCR SA	15,723,545	40,985,257
Engie Brasil Energia SA	3,497,976	29,670,590
Petrobras Distribuidora SA	3,618,516	15,482,949
		231,820,879
China | 18.1%
AAC Technologies Holdings, Inc.	5,344,665	30,075,534
Anhui Conch Cement Co., Ltd., Class H	9,497,451	59,499,068
Baidu, Inc. Sponsored ADR (*)	412,852	89,275,116
China Construction Bank Corp., Class H	153,401,224	116,738,045
China Merchants Bank Co., Ltd., Class H	13,156,494	83,554,445
China Mobile, Ltd. Sponsored ADR	1,050,829	29,990,660
China Shenhua Energy Co., Ltd., Class H	31,071,110	58,547,002
China Vanke Co., Ltd., Class H	9,880,400	34,163,416
CNOOC, Ltd.	33,362,532	30,667,321
ENN Energy Holdings, Ltd.	2,253,800	33,081,171
Hengan International Group Co., Ltd.	7,813,500	55,317,615
Ping An Insurance (Group) Co. of China, Ltd., Class H	6,735,000	82,726,254
Sinopharm Group Co., Ltd., Class H	20,324,814	49,543,541
Weichai Power Co., Ltd., Class H	19,152,288	38,526,344
		791,705,532
Egypt | 0.8%
Commercial International Bank Egypt SAE GDR	9,174,975	34,417,818

Hong Kong | 1.2%
ASM Pacific Technology, Ltd.	3,927,700	51,847,292

Hungary | 2.6%
OTP Bank Nyrt. (*)	2,510,433	112,961,769

The accompanying notes are an integral part of these financial statements.

86  Annual Report

Description	Shares	Fair Value

Lazard Emerging Markets Equity Portfolio (continued)

India | 11.1%
Axis Bank, Ltd. (*)	7,714,690	$65,673,435
Bajaj Auto, Ltd.	791,899	37,361,018
Bharat Petroleum Corp., Ltd.	5,511,333	28,825,224
Coal India, Ltd.	10,916,712	20,255,175
HCL Technologies, Ltd.	3,791,748	49,209,665
Hero MotoCorp, Ltd.	783,528	33,394,691
Indus Towers, Ltd.	10,577,398	33,380,062
Infosys, Ltd. Sponsored ADR	3,892,784	65,982,689
Oil and Natural Gas Corp., Ltd.	30,019,654	38,292,507
Power Grid Corp. of India, Ltd.	12,214,856	31,848,156
Tata Consultancy Services, Ltd.	931,343	36,549,091
UPL, Ltd.	6,863,984	43,875,919
		484,647,632
Indonesia | 4.1%
PT Astra International Tbk	93,241,900	40,047,572
PT Bank Mandiri (Persero) Tbk	175,731,842	79,302,520
PT Telkom Indonesia (Persero) Tbk Sponsored ADR	2,632,637	61,919,622
		181,269,714
Luxembourg | 0.9%
Ternium SA Sponsored ADR (*)	1,310,917	38,121,466

Mexico | 5.5%
America Movil SAB de CV, Class L Sponsored ADR	6,125,627	89,066,617
Grupo Financiero Banorte SAB de CV, Class O (*)	7,248,616	40,043,235
Grupo Mexico SAB de CV, Series B	19,239,942	81,331,889
Kimberly-Clark de Mexico SAB de CV, Series A	16,581,795	28,323,084
		238,764,825
Portugal | 0.8%
Galp Energia SGPS SA	3,388,958	36,252,041

Russia | 8.2%
ALROSA PAO (*), (‡)	43,645,460	58,303,133
LUKOIL PJSC Sponsored ADR	1,140,470	77,762,864
Magnit PJSC Sponsored GDR	1,934,618	34,078,592
Mobile TeleSystems PJSC Sponsored ADR	6,158,690	55,120,275

The accompanying notes are an integral part of these financial statements.

Annual Report  87

Description	Shares	Fair Value

Lazard Emerging Markets Equity Portfolio (continued)

Novolipetskiy Metallurgicheskiy Kombinat PAO	495,153	$13,743,662
Sberbank of Russia PJSC (‡)	32,982,390	120,879,107
		359,887,633
South Africa | 6.4%
Life Healthcare Group Holdings, Ltd. (*)	26,892,290	30,819,918
Mondi PLC	1,243,663	29,352,730
Nedbank Group, Ltd.	4,632,808	40,862,826
Sanlam, Ltd.	8,568,917	34,292,159
Shoprite Holdings, Ltd.	3,863,438	36,596,446
Standard Bank Group, Ltd.	4,267,216	36,997,332
The Bidvest Group, Ltd.	4,004,382	43,026,220
Vodacom Group, Ltd.	3,557,787	30,008,053
		281,955,684
South Korea | 16.2%
Coway Co., Ltd. (*)	719,169	48,136,756
Hyundai Mobis Co., Ltd.	265,403	62,608,917
KB Financial Group, Inc.	1,768,515	70,239,144
KT&G Corp.	406,378	31,125,580
Samsung Electronics Co., Ltd.	3,251,967	243,043,661
Shinhan Financial Group Co., Ltd.	2,171,397	64,233,894
SK Hynix, Inc.	1,713,529	187,455,868
		706,843,820
Taiwan | 6.9%
Catcher Technology Co., Ltd.	4,282,000	31,494,621
Globalwafers Co., Ltd.	2,694,000	68,174,835
Hon Hai Precision Industry Co., Ltd.	19,424,425	63,427,516
Novatek Microelectronics Corp.	4,995,000	65,336,886
Taiwan Semiconductor Manufacturing Co., Ltd.	3,974,913	74,654,754
		303,088,612
Thailand | 1.7%
Kasikornbank Public Co. Ltd.	11,153,054	42,574,416
The Siam Cement Public Co., Ltd. (‡)	2,473,800	31,211,495
		73,785,911

The accompanying notes are an integral part of these financial statements.

88  Annual Report

Description	Shares	Fair Value

Lazard Emerging Markets Equity Portfolio (concluded)

United Kingdom | 3.1%
Anglo American PLC	1,450,522	$48,312,978
Unilever PLC	1,415,742	85,724,716
		134,037,694
Total Common Stocks (Cost $3,247,084,404)		4,061,408,322

Exchange-Traded Funds | 5.0%
iShares Core MSCI Emerging Markets ETF	1,750,278	108,587,247
Vanguard FTSE Emerging Markets ETF	2,152,350	107,854,259

Total Exchange-Traded Funds (Cost $176,623,829)		216,441,506

Short-Term Investments | 1.8%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01% (7 day yield) (Cost $78,259,363)	78,259,363	78,259,363

Total Investments | 99.7% (Cost $3,501,967,596)		$4,356,109,191

Cash and Other Assets in Excess of Liabilities | 0.3%		13,389,074

Net Assets | 100.0%		$4,369,498,265

The accompanying notes are an integral part of these financial statements.

Annual Report  89

Description	Shares	Fair Value

Lazard Equity Franchise Portfolio

Common Stocks | 93.9%

Belgium | 1.9%
Anheuser-Busch InBev SA/NV	24,895	$1,739,725

France | 7.1%
Bureau Veritas SA (*)	134,131	3,567,755
EssilorLuxottica SA	18,923	2,951,157
		6,518,912
Germany | 3.9%
Fresenius Medical Care AG & Co. KGaA	43,448	3,623,951

Italy | 4.8%
Atlantia SpA (*)	100,008	1,795,465
Snam SpA	458,172	2,572,908
		4,368,373
Luxembourg | 3.9%
SES SA	380,969	3,603,607

Spain | 3.0%
Ferrovial SA	100,069	2,765,141

United Kingdom | 4.5%
National Grid PLC	199,535	2,376,578
United Utilities Group PLC	138,900	1,708,427
		4,085,005
United States | 64.8%
Cisco Systems, Inc.	107,687	4,818,993
Cognizant Technology Solutions Corp., Class A	33,408	2,737,786
CVS Health Corp.	77,946	5,323,712
H&R Block, Inc.	340,594	5,401,821
Henry Schein, Inc. (*)	24,521	1,639,474
Intel Corp.	92,804	4,623,495
International Game Technology PLC	225,552	3,820,851
McKesson Corp.	25,421	4,421,220
MEDNAX, Inc. (*)	136,236	3,343,231

The accompanying notes are an integral part of these financial statements.

90  Annual Report

Description	Shares	Fair Value

Lazard Equity Franchise Portfolio (concluded)

Medtronic PLC	20,959	$2,455,137
Nielsen Holdings PLC	277,699	5,795,578
Omnicom Group, Inc.	79,810	4,977,750
Oracle Corp.	46,453	3,005,045
Stericycle, Inc. (*)	39,077	2,709,208
Tapestry, Inc.	142,961	4,443,228
		59,516,529
Total Common Stocks (Cost $72,919,376)		86,221,243

Short-Term Investments | 6.1%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01% (7 day yield) (Cost $5,598,898)	5,598,898	5,598,898

Total Investments | 100.0% (Cost $78,518,274)		$91,820,141

Cash and Other Assets in Excess of Liabilities | 0.0%		29,304

Net Assets | 100.0%		$91,849,445

The accompanying notes are an integral part of these financial statements.

Annual Report  91

Description	Shares	Fair Value

Lazard Global Equity Select Portfolio

Common Stocks | 98.0%

Canada | 5.1%
CAE, Inc.	55,295	$1,532,135
Canadian National Railway Co.	9,031	992,849
Dollarama, Inc.	26,029	1,060,872
National Bank of Canada	21,427	1,205,932
		4,791,788
China | 4.4%
Alibaba Group Holding, Ltd. Sponsored ADR (*)	8,589	1,998,918
Tencent Holdings, Ltd.	29,423	2,149,857
		4,148,775
Denmark | 1.1%
Vestas Wind Systems A/S	4,464	1,056,512

France | 2.3%
LVMH Moet Hennessy Louis Vuitton SE	1,819	1,136,567
Pernod Ricard SA	5,309	1,017,673
		2,154,240
Germany | 2.9%
Merck KGaA	5,086	871,809
Symrise AG	7,052	932,717
Teamviewer AG (*)	17,543	939,521
		2,744,047
Hong Kong | 4.6%
AIA Group, Ltd.	137,783	1,697,165
China Gas Holdings, Ltd.	388,800	1,550,230
Sands China, Ltd.	245,600	1,079,563
		4,326,958
Japan | 3.6%
Kansai Paint Co., Ltd.	29,467	907,948
Nintendo Co., Ltd.	2,300	1,467,835
Shimano, Inc.	4,200	980,858
		3,356,641

The accompanying notes are an integral part of these financial statements.

92  Annual Report

Description	Shares	Fair Value

Lazard Global Equity Select Portfolio (continued)

Netherlands | 3.8%
NXP Semiconductors NV	7,232	$1,149,960
Wolters Kluwer NV	28,174	2,377,971
		3,527,931
South Korea | 1.4%
LG Household & Health Care, Ltd.	853	1,272,125

Spain | 1.0%
Industria de Diseno Textil SA	28,054	893,293

Sweden | 4.0%
Assa Abloy AB, Class B	26,111	642,237
Epiroc AB, Class A	88,115	1,601,725
Hexagon AB, B Shares	15,903	1,448,183
		3,692,145
Switzerland | 2.6%
ABB, Ltd.	43,011	1,203,075
Partners Group Holding AG	1,040	1,214,816
		2,417,891
Taiwan | 2.2%
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	19,040	2,076,122

United Kingdom | 10.6%
Coca-Cola European Partners PLC	20,650	1,028,990
Diageo PLC	42,620	1,684,389
Prudential PLC	54,984	1,014,908
RELX PLC	62,719	1,541,859
Rio Tinto PLC	12,400	927,817
Tesco PLC	509,360	1,608,129
Unilever PLC	35,774	2,153,501
		9,959,593

The accompanying notes are an integral part of these financial statements.

Annual Report  93

Description	Shares	Fair Value

Lazard Global Equity Select Portfolio (continued)

United States | 48.4%
Accenture PLC, Class A	8,187	$2,138,526
Alphabet, Inc., Class A (*)	1,539	2,697,313
AmerisourceBergen Corp.	12,410	1,213,202
Aon PLC, Class A	10,318	2,179,884
Boston Scientific Corp. (*)	28,265	1,016,127
Dollar General Corp.	7,918	1,665,155
Honeywell International, Inc.	4,129	878,238
Intercontinental Exchange, Inc.	16,568	1,910,125
IQVIA Holdings, Inc. (*)	13,067	2,341,214
Johnson & Johnson	12,532	1,972,286
Kimberly-Clark Corp.	7,630	1,028,753
Lowe’s Cos., Inc.	8,638	1,386,485
McDonald’s Corp.	6,622	1,420,949
Microsoft Corp.	13,239	2,944,618
Motorola Solutions, Inc.	8,979	1,526,969
Palo Alto Networks, Inc. (*)	2,932	1,042,003
PTC, Inc. (*)	11,299	1,351,473
Rockwell Automation, Inc.	4,402	1,104,066
S&P Global, Inc.	4,389	1,442,796
Texas Instruments, Inc.	9,364	1,536,913
The Charles Schwab Corp.	21,912	1,162,212
The Coca-Cola Co.	36,728	2,014,164
The Procter & Gamble Co.	10,789	1,501,181
Thermo Fisher Scientific, Inc.	6,461	3,009,405
Visa, Inc., Class A	8,813	1,927,668
Warner Music Group Corp., Class A	17,313	657,721
Zoetis, Inc.	13,103	2,168,547
		45,237,993
Total Common Stocks (Cost $65,481,651)		91,656,054

The accompanying notes are an integral part of these financial statements.

94  Annual Report

Description	Shares	Fair Value

Lazard Global Equity Select Portfolio (concluded)

Short-Term Investments | 2.0%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01% (7 day yield) (Cost $1,891,314)	1,891,314	$1,891,314

Total Investments | 100.0% (Cost $67,372,965)		$93,547,368

Cash and Other Assets in Excess of Liabilities | 0.0%		28,461

Net Assets | 100.0%		$93,575,829

The accompanying notes are an integral part of these financial statements.

Annual Report  95

Description	Shares	Fair Value

Lazard Global Listed Infrastructure Portfolio

Common Stocks | 85.2%

Australia | 8.0%
Atlas Arteria, Ltd. (^)	48,907,421	$245,363,263
Spark Infrastructure Group	83,493,195	135,927,924
Transurban Group	21,680,116	228,531,295
		609,822,482
Canada | 0.7%
Atco, Ltd., Class I	1,898,489	54,423,650

France | 6.4%
Eutelsat Communications SA	11,456,887	129,664,643
Vinci SA	3,546,463	352,878,001
		482,542,644
Hong Kong | 3.3%
CK Infrastructure Holdings, Ltd.	11,085,000	59,577,215
Power Assets Holdings, Ltd.	34,797,965	188,755,560
		248,332,775
Italy | 21.5%
ASTM SpA (*)	3,990,113	100,327,585
Atlantia SpA (*)	21,551,848	386,924,870
Hera SpA	48,018,401	175,747,529
Italgas SpA	34,322,945	219,025,645
Snam SpA	66,358,224	372,640,950
Terna Rete Elettrica Nazionale SpA	50,053,401	381,893,205
		1,636,559,784
Luxembourg | 2.6%
SES SA (^)	20,569,089	194,564,135

Portugal | 0.8%
Redes Energeticas Nacionais SGPS SA	21,468,951	62,151,022

Spain | 8.4%
Ferrovial SA	23,060,842	637,225,157

The accompanying notes are an integral part of these financial statements.

96  Annual Report

Description	Shares	Fair Value

Lazard Global Listed Infrastructure Portfolio (continued)

United Kingdom | 20.4%
National Grid PLC	52,478,267	$625,046,767
Pennon Group PLC (^)	21,423,608	279,091,668
Severn Trent PLC	9,720,937	304,457,586
United Utilities Group PLC	28,035,266	344,825,096
		1,553,421,117
United States | 13.1%
Consolidated Edison, Inc.	3,220,600	232,752,762
CSX Corp.	3,970,311	360,305,723
Norfolk Southern Corp.	983,190	233,615,776
Southwest Gas Holdings, Inc.	2,761,944	167,788,098
		994,462,359

Total Common Stocks (Cost $6,110,414,614)		6,473,505,125

Short-Term Investments | 15.0%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01% (7 day yield) (Cost $1,142,375,288)	1,142,375,288	1,142,375,288

Total Investments | 100.2% (Cost $7,252,789,902) (»)		$7,615,880,413

Liabilities in Excess of Cash and Other Assets | (0.2)%		(18,443,408)

Net Assets | 100.0%		$7,597,437,005

The accompanying notes are an integral part of these financial statements.

Annual Report  97

Lazard Global Listed Infrastructure Portfolio (concluded)

Forward Currency Contracts open at December 31, 2020:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

AUD	87,651,361	USD	66,057,747	BNP	03/25/21	$1,560,894	$—
EUR	124,198,638	USD	151,934,678	RBC	03/25/21	66,283	—
USD	147,413,536	AUD	195,300,158	BNP	03/25/21	—	3,250,767
USD	127,030,219	AUD	168,234,120	CIT	03/25/21	—	2,753,989
USD	132,062,970	AUD	174,975,780	HSB	03/25/21	—	2,922,092
USD	125,821,938	AUD	166,616,264	SCB	03/25/21	—	2,714,176
USD	138,684,728	AUD	183,700,548	SSB	03/25/21	—	3,031,055
USD	6,226,061	CAD	7,936,858	BNP	03/25/21	—	10,563
USD	16,103,822	CAD	20,528,991	HSB	03/25/21	—	27,447
USD	13,014,984	CAD	16,590,656	RBC	03/25/21	—	21,620
USD	19,833,940	CAD	25,288,670	SCB	03/25/21	—	37,390
USD	378,873,911	EUR	311,045,214	BNP	03/25/21	—	1,799,922
USD	492,460,852	EUR	404,418,865	CAN	03/25/21	—	2,488,667
USD	436,244,933	EUR	357,965,120	CIT	03/25/21	—	1,852,000
USD	423,624,193	EUR	347,834,528	HSB	03/25/21	—	2,074,376
USD	417,989,025	EUR	343,204,717	MEL	03/25/21	—	2,043,334
USD	465,748,573	EUR	382,428,808	RBC	03/25/21	—	2,288,335
USD	515,288,075	EUR	423,050,397	SSB	03/25/21	—	2,463,713
USD	407,326,193	GBP	302,563,560	CAN	03/25/21	—	6,634,322
USD	384,008,616	GBP	285,808,948	HSB	03/25/21	—	7,028,624
USD	367,916,872	GBP	273,732,397	RBC	03/25/21	—	6,597,508
USD	460,980,105	GBP	342,556,582	SSB	03/25/21	—	7,697,944
USD	77,270,299	HKD	599,014,809	BNP	03/25/21	—	10,044
USD	19,123,532	HKD	148,244,089	HSB	03/25/21	—	1,795
USD	68,671,063	HKD	532,336,017	HSB	03/25/21	—	6,889
USD	78,428,692	HKD	608,002,748	SSB	03/25/21	—	11,207
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$1,627,177	$57,767,779

The accompanying notes are an integral part of these financial statements.

98  Annual Report

Description	Shares	Fair Value

Lazard Global Strategic Equity Portfolio

Common Stocks | 97.3%

Brazil | 1.0%
Lojas Renner SA	5,151	$43,433

Canada | 3.7%
CAE, Inc.	2,126	58,908
TMX Group, Ltd.	426	42,550
Toromont Industries, Ltd.	803	56,271
		157,729
China | 3.5%
Alibaba Group Holding, Ltd. Sponsored ADR (*)	358	83,317
Tencent Holdings, Ltd.	900	65,761
		149,078
Denmark | 1.9%
Genmab A/S (*)	198	80,087

France | 2.8%
Safran SA (*)	315	44,673
Vivendi SA	2,368	76,365
		121,038
Germany | 2.9%
Infineon Technologies AG	1,453	55,761
Merck KGaA	389	66,680
		122,441
Greece | 0.9%
Public Power Corp. SA (*)	4,448	40,726

Hong Kong | 1.7%
AIA Group, Ltd.	5,800	71,443

India | 1.4%
HDFC Bank, Ltd. ADR (*)	808	58,386

Israel | 1.3%
CyberArk Software, Ltd. (*)	344	55,587

The accompanying notes are an integral part of these financial statements.

Annual Report  99

Description	Shares	Fair Value

Lazard Global Strategic Equity Portfolio (continued)

Italy | 1.4%
Enel SpA	5,869	$59,267

Japan | 4.2%
Digital Garage, Inc.	900	37,191
Nintendo Co., Ltd.	100	63,819
TechnoPro Holdings, Inc.	500	41,503
Z Holdings Corp.	6,200	37,604
		180,117
Netherlands | 1.5%
Koninklijke DSM NV	367	63,222

Portugal | 1.2%
Energias de Portugal SA	8,168	51,470

South Korea | 1.3%
SK Hynix, Inc.	493	53,933

Spain | 2.4%
Siemens Gamesa Renewable Energy SA	2,493	101,206

Sweden | 1.3%
Nordnet AB publ (*)	3,500	54,919

Switzerland | 3.4%
ABB, Ltd.	1,959	54,796
Idorsia, Ltd. (*)	816	23,508
Partners Group Holding AG	56	65,413
		143,717
United Kingdom | 13.0%
Clarivate PLC (*)	1,860	55,261
Coca-Cola European Partners PLC	878	42,393
Dechra Pharmaceuticals PLC	945	44,605
Informa PLC (*)	6,536	49,115
ITV PLC (*)	46,268	67,636
Linde PLC	200	51,941

The accompanying notes are an integral part of these financial statements.

100  Annual Report

Description	Shares	Fair Value

Lazard Global Strategic Equity Portfolio (continued)

RELX PLC	4,319	$106,176
Rio Tinto PLC	491	36,738
Tesco PLC	12,718	40,153
THG Holdings PLC (*)	5,530	59,049
		553,067
United States | 46.5%
Accenture PLC, Class A	234	61,123
Adobe, Inc. (*)	129	64,515
Alphabet, Inc., Class A (*)	83	145,469
American Express Co.	609	73,634
Analog Devices, Inc.	364	53,774
Aon PLC, Class A	399	84,297
Applied Materials, Inc.	609	52,557
Bank of America Corp.	1,770	53,649
Danaher Corp.	358	79,526
Dollar General Corp.	219	46,056
Dollar Tree, Inc. (*)	802	86,648
Electronic Arts, Inc.	662	95,063
Fidelity National Information Services, Inc.	310	43,853
Intercontinental Exchange, Inc.	1,068	123,130
IQVIA Holdings, Inc. (*)	555	99,439
Medtronic PLC	558	65,364
Microsoft Corp.	843	187,500
Palo Alto Networks, Inc. (*)	226	80,318
S&P Global, Inc.	297	97,633
Starbucks Corp.	532	56,913
Synopsys, Inc. (*)	222	57,551
The Coca-Cola Co.	1,032	56,595
Thermo Fisher Scientific, Inc.	193	89,896
UnitedHealth Group, Inc.	178	62,421
Visa, Inc., Class A	302	66,056
		1,982,980
Total Common Stocks (Cost $2,880,805)		4,143,846

The accompanying notes are an integral part of these financial statements.

Annual Report  101

Description	Shares	Fair Value

Lazard Global Strategic Equity Portfolio (concluded)

Preferred Stocks | 1.3%

Germany | 1.3%
Volkswagen AG (Cost $49,606)	296	$55,148

Short-Term Investments | 1.9%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01% (7 day yield) (Cost $80,664)	80,664	80,664

Total Investments | 100.5% (Cost $3,011,075)		$4,279,658

Liabilities in Excess of Cash and Other Assets | (0.5)%		(19,350)

Net Assets | 100.0%		$4,260,308

The accompanying notes are an integral part of these financial statements.

102  Annual Report

Description	Shares	Fair Value

Lazard International Equity Advantage Portfolio

Common Stocks | 100.4%

Australia | 7.4%
AGL Energy, Ltd.	656	$6,049
Aristocrat Leisure, Ltd.	199	4,762
BHP Group, Ltd.	370	12,054
Breville Group, Ltd.	231	4,575
Charter Hall Group REIT	642	7,287
CSL, Ltd.	45	9,833
Data#3, Ltd.	650	2,809
Fortescue Metals Group, Ltd.	3,971	71,797
Goodman Group REIT	427	6,229
IGO, Ltd.	642	3,161
Inghams Group, Ltd.	1,245	2,996
Netwealth Group, Ltd.	465	5,757
REA Group, Ltd.	36	4,135
Regis Resources, Ltd.	2,955	8,451
Santos, Ltd.	5,737	27,745
Stockland REIT	4,642	14,974
		192,614
Austria | 0.2%
OMV AG	52	2,100
Raiffeisen Bank International AG (*)	103	2,080
		4,180
China | 0.3%
S-Enjoy Service Group Co., Ltd.	2,000	4,592
SITC International Holdings Co., Ltd.	1,000	2,165
		6,757
Denmark | 3.3%
Coloplast A/S, Class B	120	18,332
Novo Nordisk A/S, Class B	965	67,497
		85,829
Finland | 1.2%
Neles Oyj	200	2,651
Neste Oyj	103	7,441
UPM-Kymmene Oyj	55	2,046

The accompanying notes are an integral part of these financial statements.

Annual Report  103

Description	Shares	Fair Value

Lazard International Equity Advantage Portfolio (continued)

Valmet Oyj	712	$20,355
		32,493
France | 9.3%
Air Liquide SA	71	11,653
Cie de Saint-Gobain (*)	892	40,901
Cie Generale des Etablissements Michelin SCA	240	30,801
Electricite de France SA (*)	392	6,209
Elis SA (*)	125	2,094
Gaztransport Et Technigaz SA	40	3,871
Hermes International	6	$6,452
L’Oreal SA	86	32,676
Orange SA	983	11,699
Peugeot SA (*)	463	12,671
Sartorius Stedim Biotech	7	2,495
Schneider Electric SE	471	68,128
Societe Generale SA (*)	550	11,458
		241,108
Germany | 8.6%
Allianz SE	270	66,062
Continental AG	28	4,149
Daimler AG	451	31,846
Deutsche Bank AG (*)	2,078	22,623
Deutsche Post AG	903	44,687
DWS Group GmbH & Co. KGaA	145	6,166
Henkel AG & Co. KGaA (Preference Shares)	263	29,636
Muenchener Rueckversicherungs AG	46	13,623
Siltronic AG	24	3,756
		222,548
Hong Kong | 2.2%
CK Hutchison Holdings, Ltd.	2,000	13,967
Man Wah Holdings, Ltd.	7,200	15,681
Sun Hung Kai Properties, Ltd.	1,000	12,910
WH Group, Ltd.	18,000	15,093
		57,651
Ireland | 0.2%
Kingspan Group PLC (*)	85	5,967

The accompanying notes are an integral part of these financial statements.

104  Annual Report

Description	Shares	Fair Value

Lazard International Equity Advantage Portfolio (continued)

Israel | 0.3%
Plus500, Ltd.	370	$7,339

Italy | 1.4%
Banca Generali SpA (*)	78	2,593
Banco BPM SpA (*)	2,289	5,025
Buzzi Unicem SpA	489	11,680
De’ Longhi SpA	71	2,234
Intesa Sanpaolo SpA (*)	3,459	8,070
Reply SpA	60	7,004
		36,606
Japan | 25.8%
AGC, Inc.	200	6,985
Amada Co., Ltd.	2,100	23,195
Chugai Pharmaceutical Co., Ltd.	100	5,339
Credit Saison Co., Ltd.	200	2,323
Dai Nippon Printing Co., Ltd.	500	9,019
Dai-ichi Life Holdings, Inc.	2,500	37,975
Daikin Industries, Ltd.	100	22,272
Daito Trust Construction Co., Ltd. Sponsored ADR	145	3,405
DCM Holdings Co., Ltd.	500	5,699
East Japan Railway Co. ADR	1,388	15,434
EDION Corp.	600	6,095
Electric Power Development Co., Ltd.	700	9,707
Japan Post Bank Co., Ltd.	900	7,435
Japan Tobacco, Inc.	900	18,341
Kao Corp.	100	7,731
KDDI Corp.	400	11,879
Kureha Corp.	100	7,057
McDonald’s Holdings Co. Japan, Ltd.	200	9,685
MEIJI Holdings Co., Ltd.	100	7,032
MS&AD Insurance Group Holdings, Inc.	300	9,148
Murata Manufacturing Co., Ltd.	600	54,037
Nikkiso Co., Ltd.	200	1,949
Nintendo Co., Ltd. ADR	691	55,639
Nishi-Nippon Financial Holdings, Inc.	500	3,223

The accompanying notes are an integral part of these financial statements.

Annual Report  105

Description	Shares	Fair Value

Lazard International Equity Advantage Portfolio (continued)

Nitori Holdings Co., Ltd. ADR	621	$13,153
Nitto Denko Corp.	200	17,959
Nitto Denko Corp. ADR	230	10,299
Obayashi Corp.	600	5,198
Ono Pharmaceutical Co., Ltd.	500	15,068
Open House Co., Ltd.	100	3,678
ORIX Corp.	1,000	15,519
Osaka Gas Co., Ltd.	400	8,194
Sekisui Chemical Co., Ltd.	600	11,382
Sekisui House, Ltd.	1,100	22,411
Seven & I Holdings Co., Ltd.	700	24,858
Shin-Etsu Chemical Co., Ltd.	233	40,790
Softbank Corp.	3,300	41,371
T&D Holdings, Inc.	1,400	16,569
Taiheiyo Cement Corp.	200	5,032
The 77 Bank, Ltd.	200	2,743
The Gunma Bank, Ltd.	1,000	3,102
The Okinawa Electric Power Co., Inc.	100	1,349
The Shizuoka Bank, Ltd.	300	2,210
Tohoku Electric Power Co., Inc.	200	1,657
Tokyo Electron, Ltd.	100	37,299
Trend Micro, Inc.	400	23,028
Trend Micro, Inc. Sponsored ADR	84	4,821
		668,294
Luxembourg | 0.1%
ArcelorMittal SA (*)	130	2,983

Netherlands | 4.9%
ASM International NV	109	23,830
ASML Holding NV	48	23,197
Koninklijke Ahold Delhaize NV	1,196	33,775
NN Group NV	380	16,624
Randstad NV (*)	95	6,184
Royal Dutch Shell PLC, A Shares	1,177	20,896
Signify NV (*)	80	3,389
		127,895

The accompanying notes are an integral part of these financial statements.

106  Annual Report

Description	Shares	Fair Value

Lazard International Equity Advantage Portfolio (continued)

New Zealand | 0.6%
Fisher & Paykel Healthcare Corp., Ltd.	669	$15,887

Norway | 1.6%
DNB ASA (*)	573	11,282
Orkla ASA	1,926	19,541
Yara International ASA	284	11,790
		42,613
Singapore | 1.5%
AEM Holdings, Ltd.	3,200	8,387
DBS Group Holdings, Ltd.	400	7,566
Genting Singapore, Ltd.	5,400	3,467
Oversea-Chinese Banking Corp., Ltd.	2,100	15,966
UOL Group, Ltd.	400	2,339
		37,725
South Africa | 0.1%
Investec PLC	673	1,740

Spain | 2.7%
Amadeus IT Group SA	127	9,195
Iberdrola SA	1,747	24,985
Industria de Diseno Textil SA	1,111	35,376
		69,556
Sweden | 4.7%
Assa Abloy AB, Class B	526	12,938
Axfood AB	143	3,333
Essity AB, Class B	407	13,080
Evolution Gaming Group AB	241	24,434
Husqvarna AB, B Shares	1,389	17,969
Kinnevik AB, Class B	106	5,350
Lundin Energy AB	116	3,132
Sandvik AB (*)	179	4,376
Skandinaviska Enskilda Banken AB, Class A (*)	820	8,418
Swedish Match AB	258	20,042
Thule Group AB (*)	96	3,588

The accompanying notes are an integral part of these financial statements.

Annual Report  107

Description	Shares	Fair Value

Lazard International Equity Advantage Portfolio (continued)

Volvo AB, Class B (*)	198	$4,659
		121,319

Switzerland | 9.7%
Credit Suisse Group AG	1,141	14,678
Geberit AG	4	2,503
Logitech International SA	138	13,384
Nestle SA	77	9,065
Novartis AG	829	78,300
Partners Group Holding AG	9	10,513
Roche Holding AG	247	86,180
Sonova Holding AG (*)	86	22,140
UBS Group AG	1,062	14,854
		251,617
United Kingdom | 13.9%
3i Group PLC	303	4,841
Associated British Foods PLC (*)	454	14,066
AstraZeneca PLC	54	5,395
Barclays PLC (*)	20,248	40,638
British American Tobacco PLC	370	13,762
BT Group PLC	6,585	11,919
Computacenter PLC	78	2,614
Fiat Chrysler Automobiles NV (*)	1,005	17,972
GlaxoSmithKline PLC	1,015	18,598
Howden Joinery Group PLC (*)	172	1,624
IMI PLC	645	10,328
Imperial Brands PLC	380	7,984
ITV PLC (*)	2,391	3,495
National Grid PLC	3,341	39,793
Persimmon PLC	497	18,826
RELX PLC	1,459	35,887
Rio Tinto PLC	50	3,741
Natwest Group PLC (*)	7,924	18,327
Segro PLC REIT	614	7,960
Spirent Communications PLC	1,016	3,661
Standard Chartered PLC (*)	3,931	25,207

The accompanying notes are an integral part of these financial statements.

108  Annual Report

Description	Shares	Fair Value

Lazard International Equity Advantage Portfolio (concluded)

Tate & Lyle PLC	1,666	$15,379
Unilever PLC	176	10,657
Vodafone Group PLC	16,371	26,941
		359,615
United States | 0.4%
ICON PLC (*)	51	9,944

Total Common Stocks (Cost $2,185,778)		2,602,280

Preferred Stocks | 0.2%

Germany | 0.2%
Volkswagen AG (Cost $5,237)	27	5,031

Rights | 0.0%

Australia | 0.0%
IGO NL Expires 01/15/21 (Cost $0)	75	0

Short-Term Investments | 0.8%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01% (7 day yield) (Cost $20,453)	20,453	20,453

Total Investments | 101.4% (Cost $2,211,468)		$2,627,764

Liabilities in Excess of Cash and Other Assets | (1.4)%		(36,674)

Net Assets | 100.0%		$2,591,090

The accompanying notes are an integral part of these financial statements.

Annual Report  109

Description	Shares	Fair Value

Lazard International Equity Concentrated Portfolio

Common Stocks | 98.6%

Brazil | 2.6%
Lojas Renner SA	43,200	$364,259

Canada | 2.2%
Toromont Industries, Ltd.	4,474	313,521

China | 12.0%
Autohome, Inc. ADR	2,478	246,858
Ping An Insurance (Group) Co. of China, Ltd., Class H	56,000	687,850
Tencent Holdings, Ltd.	10,218	746,601
		1,681,309
France | 15.0%
Engie SA (*)	56,413	863,753
Safran SA (*)	3,763	533,670
Sanofi	7,359	711,031
		2,108,454
Germany | 8.1%
Beiersdorf AG	5,961	687,261
Vonovia SE	6,262	456,638
		1,143,899
Hong Kong | 6.7%
China Gas Holdings, Ltd.	116,600	464,909
ESR Cayman, Ltd. (*)	131,400	472,258
		937,167
India | 3.6%
Reliance Industries, Ltd. Sponsored GDR (#)	9,340	510,898

Japan | 12.8%
Digital Garage, Inc.	14,900	615,719
Hitachi, Ltd.	22,600	891,783
Ryohin Keikaku Co., Ltd.	14,200	290,097
		1,797,599

The accompanying notes are an integral part of these financial statements.

110  Annual Report

Description	Shares	Fair Value

Lazard International Equity Concentrated Portfolio (continued)

Luxembourg | 3.6%
ArcelorMittal SA (*)	22,093	$507,002

Mexico | 5.9%
Arca Continental SAB de CV	171,296	823,619

South Korea | 6.3%
Samsung Electronics Co., Ltd.	11,922	891,020

Spain | 3.7%
Siemens Gamesa Renewable Energy SA	12,956	525,963

United Kingdom | 11.1%
Prudential PLC	31,401	579,607
RELX PLC	18,275	449,509
The Weir Group PLC (*)	19,672	535,834
		1,564,950
United States | 5.0%
Aon PLC, Class A	1,691	357,258
Medtronic PLC	2,910	340,877
		698,135
Total Common Stocks (Cost $11,705,814)		13,867,795

Preferred Stocks | 3.2%

Germany | 3.2%
Volkswagen AG (Cost $376,431)	2,374	442,301

The accompanying notes are an integral part of these financial statements.

Annual Report  111

Description	Fair Value

Lazard International Equity Concentrated Portfolio (concluded)

Total Investments | 101.8% (Cost $12,082,245)	$14,310,096

Liabilities in Excess of Cash and Other Assets | (1.8)%	(249,247)

Net Assets | 100.0%	$14,060,849

The accompanying notes are an integral part of these financial statements.

112  Annual Report

Description	Shares	Fair Value

Lazard International Equity Portfolio

Common Stocks | 97.0%

Australia | 1.3%
BHP Group PLC	1,571,981	$41,427,705

Canada | 3.3%
Canadian National Railway Co.	333,019	36,611,422
Suncor Energy, Inc.	1,999,274	33,533,270
TMX Group, Ltd.	306,565	30,620,374
		100,765,066
China | 3.4%
Autohome, Inc. ADR	304,577	30,341,961
ENN Energy Holdings, Ltd.	1,875,000	27,521,162
Ping An Insurance (Group) Co. of China, Ltd., Class H	3,882,000	47,682,750
		105,545,873
Denmark | 3.7%
Carlsberg AS, Class B	292,515	46,895,463
Vestas Wind Systems A/S	284,181	67,258,183
		114,153,646
Finland | 2.2%
Nordea Bank Abp (*)	4,107,287	33,538,533
Sampo Oyj, A Shares	828,852	35,151,114
		68,689,647
France | 15.9%
Air Liquide SA	333,806	54,787,148
Alstom SA (*)	956,777	54,257,775
BNP Paribas SA (*)	496,234	26,173,474
Engie SA (*)	5,441,356	83,313,913
Pernod Ricard SA	211,460	40,534,397
Safran SA (*)	439,759	62,366,818
Sanofi	786,196	75,962,684
Vinci SA	299,794	29,829,920
Vivendi SA	1,846,719	59,554,088
		486,780,217

The accompanying notes are an integral part of these financial statements.

Annual Report  113

Description	Shares	Fair Value

Lazard International Equity Portfolio (continued)

Germany | 6.9%
Continental AG	241,943	$35,850,870
Fresenius Medical Care AG & Co. KGaA	377,275	31,468,105
Infineon Technologies AG	943,943	36,225,382
Merck KGaA	251,862	43,172,546
ProSiebenSat.1 Media SE (*)	1,665,575	27,993,665
Vonovia SE	491,815	35,864,132
		210,574,700
Hong Kong | 1.1%
ESR Cayman, Ltd. (*)	9,267,800	33,308,898

Ireland | 1.1%
Ryanair Holdings PLC Sponsored ADR (*)	312,652	34,385,467

Israel | 1.0%
Bank Leumi Le-Israel BM	5,309,391	31,338,537

Italy | 2.3%
Enel SpA	6,953,966	70,223,686

Japan | 15.9%
Daiwa House Industry Co., Ltd.	1,564,981	46,714,151
Fujitsu, Ltd.	259,478	37,562,865
Hitachi, Ltd.	1,822,100	71,899,002
Kao Corp.	263,480	20,370,931
Makita Corp.	937,200	47,045,794
Nexon Co., Ltd.	1,699,782	52,349,785
Nintendo Co., Ltd.	93,500	59,670,690
Ryohin Keikaku Co., Ltd.	1,266,200	25,867,676
Sumitomo Mitsui Financial Group, Inc.	1,201,000	37,162,660
Suzuki Motor Corp.	742,000	34,448,705
Yamaha Corp.	526,700	31,047,285
Z Holdings Corp.	3,552,769	21,548,052
		485,687,596
Luxembourg | 1.2%
ArcelorMittal SA (*)	1,570,842	36,048,550

The accompanying notes are an integral part of these financial statements.

114  Annual Report

Description	Shares	Fair Value

Lazard International Equity Portfolio (continued)

Mexico | 0.7%
Arca Continental SAB de CV	4,414,012	$21,223,280

Netherlands | 4.9%
Akzo Nobel NV	264,905	28,455,907
JDE Peet’s NV (*)	511,091	23,039,372
Koninklijke DSM NV	364,424	62,777,865
Wolters Kluwer NV	432,355	36,492,063
		150,765,207
Norway | 2.3%
Equinor ASA	1,815,011	30,115,792
Telenor ASA	2,317,409	39,246,901
		69,362,693
Portugal | 1.5%
Energias de Portugal SA	5,884,930	37,083,690
Galp Energia SGPS SA	857,083	9,168,307
		46,251,997
Singapore | 1.1%
DBS Group Holdings, Ltd.	1,737,920	32,872,550

South Korea | 2.0%
Samsung Electronics Co., Ltd.	825,939	61,728,560

Spain | 1.3%
Banco Santander SA (*)	12,748,342	39,582,055

Sweden | 2.2%
Hexagon AB, B Shares	288,475	26,269,538
Sandvik AB (*)	1,643,975	40,185,758
		66,455,296
Switzerland | 5.8%
ABB, Ltd.	2,464,370	68,931,730
Flughafen Zuerich AG (*)	136,710	24,181,386
Novartis AG	892,378	84,285,815
		177,398,931

The accompanying notes are an integral part of these financial statements.

Annual Report  115

Description	Shares	Fair Value

Lazard International Equity Portfolio (concluded)

United Kingdom | 9.6%
3i Group PLC	1,552,490	$24,803,309
Informa PLC (*)	3,540,914	26,608,253
Prudential PLC	2,468,934	45,572,166
RELX PLC	3,401,526	83,667,066
Tesco PLC	18,535,401	58,519,151
Unilever PLC	917,540	55,233,515
		294,403,460
United States | 6.3%
Aon PLC, Class A	261,335	55,212,246
Ferguson PLC	387,643	47,141,648
Medtronic PLC	773,521	90,610,250
		192,964,144
Total Common Stocks (Cost $2,322,971,104)		2,971,937,761

Preferred Stocks | 1.7%

Germany | 1.7%
Volkswagen AG (Cost $47,421,165)	280,089	52,183,445

Short-Term Investments | 1.1%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01% (7 day yield) (Cost $33,605,219)	33,605,219	33,605,219

Total Investments | 99.8% (Cost $2,403,997,488)		$3,057,726,425

Cash and Other Assets in Excess of Liabilities | 0.2%		4,923,688

Net Assets | 100.0%		$3,062,650,113

The accompanying notes are an integral part of these financial statements.

116  Annual Report

Description	Shares	Fair Value

Lazard International Equity Select Portfolio

Common Stocks | 95.6%

Australia | 1.4%
BHP Group, Ltd.	39,417	$1,284,162

Brazil | 2.4%
BB Seguridade Participacoes SA	117,800	674,599
Cia de Saneamento Basico do Estado de Sao Paulo	76,600	657,942
Lojas Renner SA	113,100	953,651
		2,286,192
Canada | 2.0%
Canadian National Railway Co.	9,258	1,017,805
Suncor Energy, Inc.	53,631	899,538
		1,917,343
China | 8.7%
Alibaba Group Holding, Ltd. (*)	26,900	785,955
Autohome, Inc. ADR	11,642	1,159,776
ENN Energy Holdings, Ltd.	99,600	1,461,924
Ping An Insurance (Group) Co. of China, Ltd., Class H	180,500	2,217,088
Tencent Holdings, Ltd.	35,700	2,608,500
		8,233,243
Denmark | 2.9%
Carlsberg AS, Class B	7,515	1,204,791
Vestas Wind Systems A/S	6,753	1,598,258
		2,803,049
Finland | 2.1%
Nordea Bank Abp (*)	104,375	852,287
Sampo Oyj, A Shares	26,911	1,141,279
		1,993,566
France | 14.3%
Air Liquide SA	7,291	1,196,663
Alstom SA (*)	25,248	1,431,786
BNP Paribas SA (*)	19,702	1,039,167
Engie SA (*)	143,930	2,203,747
Pernod Ricard SA	5,218	1,000,229
Safran SA (*)	15,901	2,255,087

The accompanying notes are an integral part of these financial statements.

Annual Report  117

Description	Shares	Fair Value

Lazard International Equity Select Portfolio (continued)

Sanofi	21,644	$2,091,255
Vinci SA	8,265	822,379
Vivendi SA	48,953	1,578,665
		13,618,978
Germany | 4.2%
Beiersdorf AG	10,930	1,260,151
Continental AG	4,245	629,020
Knorr-Bremse AG	7,864	1,071,280
Merck KGaA	6,217	1,065,678
		4,026,129
Hong Kong | 1.9%
ESR Cayman, Ltd. (*)	235,600	846,757
Sands China, Ltd.	226,800	996,926
		1,843,683
India | 2.1%
Hero MotoCorp, Ltd.	11,521	491,036
ICICI Bank, Ltd. Sponsored ADR (*)	103,910	1,544,102
		2,035,138
Indonesia | 1.1%
PT Bank Mandiri (Persero) Tbk	837,000	377,713
PT Telkom Indonesia (Persero) Tbk Sponsored ADR	26,885	632,335
		1,010,048
Ireland | 1.4%
Ryanair Holdings PLC Sponsored ADR (*)	11,879	1,306,452

Italy | 1.9%
Enel SpA	182,264	1,840,568

Japan | 12.7%
Daiwa House Industry Co., Ltd.	31,100	928,325
Hitachi, Ltd.	37,800	1,491,566
Kao Corp.	10,900	842,733
Makita Corp.	28,600	1,435,670
Nintendo Co., Ltd.	3,100	1,978,387
Ryohin Keikaku Co., Ltd.	44,400	907,064
Shimano, Inc.	4,500	1,050,919

The accompanying notes are an integral part of these financial statements.

118  Annual Report

Description	Shares	Fair Value

Lazard International Equity Select Portfolio (continued)

Shin-Etsu Chemical Co., Ltd.	8,500	$1,488,040
Sumitomo Mitsui Financial Group, Inc.	34,176	1,057,511
Suzuki Motor Corp.	18,200	844,968
		12,025,183
Mexico | 1.6%
Grupo Financiero Banorte SAB de CV, Class O (*)	268,600	1,483,816

Netherlands | 3.4%
JDE Peet’s NV (*)	16,735	754,394
Koninklijke DSM NV	8,106	1,396,388
Wolters Kluwer NV	12,432	1,049,298
		3,200,080
Norway | 2.0%
Equinor ASA	47,025	780,268
Telenor ASA	63,860	1,081,513
		1,861,781
Singapore | 1.0%
DBS Group Holdings, Ltd.	48,700	921,155

South Africa | 0.9%
Mr Price Group, Ltd.	72,486	843,004

South Korea | 4.5%
LG Household & Health Care, Ltd.	724	1,079,741
Samsung Electronics Co., Ltd.	43,147	3,224,696
		4,304,437
Spain | 0.5%
Industria de Diseno Textil SA	15,022	478,329

Sweden | 2.4%
Hexagon AB, B Shares	11,804	1,074,914
Sandvik AB (*)	49,795	1,217,202
		2,292,116
Switzerland | 5.8%
ABB, Ltd.	74,378	2,080,452
Flughafen Zuerich AG (*)	3,048	539,133

The accompanying notes are an integral part of these financial statements.

Annual Report  119

Description	Shares	Fair Value

Lazard International Equity Select Portfolio (concluded)

Lonza Group AG	1,464	$940,276
Novartis AG	20,833	1,967,694
		5,527,555
United Kingdom | 7.7%
London Stock Exchange Group PLC	7,210	888,740
Prudential PLC	64,801	1,196,112
RELX PLC	89,834	2,209,640
Tesco PLC	482,347	1,522,845
Unilever PLC	25,306	1,523,355
		7,340,692
United States | 6.7%
Accenture PLC, Class A	5,686	1,485,240
Aon PLC, Class A	8,542	1,804,669
Ferguson PLC	9,930	1,207,597
Medtronic PLC	16,030	1,877,754
		6,375,260
Total Common Stocks (Cost $74,457,997)		90,851,959

Preferred Stocks | 2.0%

Germany | 2.0%
Volkswagen AG (Cost $1,732,597)	10,067	1,875,585

Short-Term Investments | 2.2%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01% (7 day yield) (Cost $2,104,351)	2,104,351	2,104,351

Total Investments | 99.8% (Cost $78,294,945)		$94,831,895

Cash and Other Assets in Excess of Liabilities | 0.2%		156,943

Net Assets | 100.0%		$94,988,838

The accompanying notes are an integral part of these financial statements.

120  Annual Report

Description	Shares	Fair Value

Lazard International Equity Value Portfolio

Common Stocks | 98.1%

Austria | 2.0%
BAWAG Group AG (*)	1,159	$54,376

France | 22.6%
Bollore SA	21,163	87,515
Carrefour SA	5,734	98,319
Credit Agricole SA (*)	9,818	123,975
Engie SA (*)	6,373	97,579
Peugeot SA (*)	2,693	73,700
Sanofi	932	90,050
Thales SA	563	51,572
		622,710
Germany | 10.0%
Allianz SE	340	83,188
KION Group AG	996	86,594
Siemens AG	741	106,057
		275,839
Italy | 2.1%
Pirelli & C SpA (*)	10,534	56,989

Japan | 20.1%
Hitachi, Ltd.	2,900	114,432
Nexon Co., Ltd.	1,654	50,940
Shin-Etsu Chemical Co., Ltd.	491	85,956
Sony Corp. Sponsored ADR	838	84,722
Suzuki Motor Corp.	1,368	63,512
Toyota Industries Corp.	1,086	86,320
Universal Entertainment Corp. (*)	2,885	66,679
		552,561
Macau | 2.9%
SJM Holdings, Ltd.	72,306	81,006

The accompanying notes are an integral part of these financial statements.

Annual Report  121

Description	Shares	Fair Value

Lazard International Equity Value Portfolio (continued)

Mexico | 5.2%
Arca Continental SAB de CV	15,037	$72,300
Fomento Economico Mexicano SAB de CV Sponsored ADR	919	69,633
		141,933
Netherlands | 3.5%
Akzo Nobel NV	910	97,752

South Korea | 7.0%
Kangwon Land, Inc.	4,143	89,604
SK Hynix, Inc.	943	103,162
		192,766
Spain | 2.5%
Banco Santander SA (*)	21,980	68,245

Sweden | 3.3%
Sandvik AB (*)	3,688	90,150

Switzerland | 11.2%
Coca-Cola HBC AG	3,820	124,243
Credit Suisse Group AG	8,874	114,160
The Swatch Group AG	257	70,045
		308,448
United Kingdom | 5.7%
BP PLC	18,883	65,047
Prudential PLC	4,918	90,778
		155,825
Total Common Stocks (Cost $2,313,850)		2,698,600

The accompanying notes are an integral part of these financial statements.

122  Annual Report

Description	Shares	Fair Value

Lazard International Equity Value Portfolio (concluded)

Short-Term Investments | 2.2%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01% (7 day yield) (Cost $60,990)	60,990	$60,990

Total Investments | 100.3% (Cost $2,374,840)		$2,759,590

Liabilities in Excess of Cash and Other Assets | (0.3)%		(8,693)

Net Assets | 100.0%		$2,750,897

The accompanying notes are an integral part of these financial statements.

Annual Report  123

Description	Shares	Fair Value

Lazard International Quality Growth Portfolio

Common Stocks | 95.3%

Canada | 9.0%
CAE, Inc.	10,390	$287,890
Dollarama, Inc.	4,728	192,701
National Bank of Canada	3,241	182,406
Toromont Industries, Ltd.	4,379	306,864
		969,861
China | 6.7%
Alibaba Group Holding, Ltd. Sponsored ADR (*)	1,352	314,651
Tencent Holdings, Ltd.	5,500	401,870
		716,521
Denmark | 6.5%
Coloplast A/S, Class B	1,068	163,150
Demant A/S (*)	5,299	209,180
Genmab A/S (*)	818	330,866
		703,196
France | 4.7%
Legrand SA	2,254	201,176
LVMH Moet Hennessy Louis Vuitton SE	480	299,919
		501,095
Germany | 8.7%
Rational AG	260	241,920
SAP SE	1,612	211,831
Scout24 AG	3,325	272,387
Symrise AG	1,610	212,943
		939,081
Hong Kong | 2.3%
AIA Group, Ltd.	20,000	246,353

India | 3.5%
HDFC Bank, Ltd. ADR (*)	5,277	381,316

Israel | 1.7%
Check Point Software Technologies, Ltd. (*)	1,344	178,631

The accompanying notes are an integral part of these financial statements.

124   Annual Report

Description	Shares	Fair Value

Lazard International Quality Growth Portfolio (continued)

Japan | 11.2%
Pigeon Corp.	3,400	$140,529
Shimano, Inc.	700	163,477
SMS Co., Ltd.	9,800	375,494
Toei Animation Co., Ltd.	4,600	360,835
Workman Co., Ltd.	2,000	170,695
		1,211,030
Netherlands | 5.1%
ASML Holding NV	769	371,628
Wolters Kluwer NV	2,146	181,129
		552,757
Norway | 1.5%
Gjensidige Forsikring ASA	7,253	161,895

South Africa | 2.1%
Clicks Group, Ltd.	12,915	222,221

South Korea | 2.1%
LG Household & Health Care, Ltd.	150	223,703

Spain | 1.2%
Industria de Diseno Textil SA	3,993	127,145

Sweden | 4.6%
Assa Abloy AB, Class B	10,021	246,481
Hexagon AB, B Shares	2,739	249,423
		495,904
Switzerland | 5.1%
Geberit AG	337	210,852
Partners Group Holding AG	290	338,747
		549,599
Taiwan | 5.1%
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	5,025	547,926

The accompanying notes are an integral part of these financial statements.

Annual Report   125

Description	Shares	Fair Value

Lazard International Quality Growth Portfolio (concluded)

United Kingdom | 11.6%
Dechra Pharmaceuticals PLC	3,569	$168,462
Diageo PLC	6,101	241,118
Intertek Group PLC	2,305	178,124
London Stock Exchange Group PLC	2,248	277,100
Prudential PLC	7,669	141,556
RELX PLC	9,939	244,336
		1,250,696
United States | 2.6%
Aon PLC, Class A	1,345	284,158

Total Common Stocks (Cost $7,824,500)		10,263,088

Short-Term Investments | 6.6%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01% (7 day yield) (Cost $710,467)	710,467	710,467

Total Investments | 101.9% (Cost $8,534,967)		$10,973,555

Liabilities in Excess of Cash and Other Assets | (1.9)%		(209,304)

Net Assets | 100.0%		$10,764,251

The accompanying notes are an integral part of these financial statements.

126   Annual Report

Description	Shares	Fair Value

Lazard International Small Cap Equity Portfolio

Common Stocks | 98.1%

Australia | 2.4%
AUB Group, Ltd.	30,426	$379,963
Bravura Solutions, Ltd.	151,435	376,318
carsales.com, Ltd.	16,201	250,101
		1,006,382
Austria | 1.3%
BAWAG Group AG (*)	11,631	545,679

Belgium | 2.9%
Barco NV	14,027	305,675
Fagron	18,442	428,319
Shurgard Self Storage SA	10,966	475,707
		1,209,701
Canada | 3.3%
Stelco Holdings, Inc.	38,797	692,793
The Descartes Systems Group, Inc. (*)	4,888	285,892
WPT Industrial Real Estate Investment Trust	29,767	430,133
		1,408,818
Denmark | 1.4%
Royal Unibrew A/S	5,224	605,666

Finland | 3.4%
Altia Oyj	40,590	492,861
Kemira Oyj	30,515	478,103
Kojamo Oyj	20,002	441,364
		1,412,328
France | 1.5%
Gaztransport Et Technigaz SA	3,211	310,725
Kaufman & Broad SA	7,040	315,008
		625,733
Germany | 13.1%
Aroundtown SA	80,180	599,584
CompuGroup Medical SE & Co. KgaA	3,623	347,931
Covestro AG	8,645	533,247

The accompanying notes are an integral part of these financial statements.

Annual Report  127

Description	Shares	Fair Value

Lazard International Small Cap Equity Portfolio (continued)

Dermapharm Holding SE	11,881	$826,837
Flatex AG (*)	14,452	1,121,195
JOST Werke AG (*)	11,258	592,860
LEG Immobilien AG	3,091	479,224
PATRIZIA AG	15,191	487,218
Teamviewer AG (*)	9,885	529,394
		5,517,490
Greece | 1.4%
JUMBO SA	14,914	259,700
Terna Energy SA	20,886	336,169
		595,869
Hong Kong | 1.0%
ESR Cayman, Ltd. (*)	112,400	403,971

India | 0.7%
Jubilant Life Sciences, Ltd.	25,361	293,641

Ireland | 1.2%
Dalata Hotel Group PLC (*)	106,699	493,382

Italy | 3.5%
Banca Generali SpA (*)	13,509	449,071
Italgas SpA	84,969	542,214
Tinexta Spa (*)	18,618	477,253
		1,468,538
Japan | 24.5%
Ariake Japan Co., Ltd.	6,500	467,626
ARTERIA Networks Corp.	31,100	450,309
Bell System24 Holdings, Inc.	24,700	387,630
Broadleaf Co., Ltd.	58,300	384,641
Daiseki Co., Ltd.	15,200	446,153
Digital Garage, Inc.	11,200	462,823
DTS Corp.	20,600	424,729
GMO internet, Inc.	14,900	428,090
Industrial & Infrastructure Fund Investment Corp. REIT	278	513,258
JAFCO Group Co., ltd.	11,900	594,607

The accompanying notes are an integral part of these financial statements.

128   Annual Report

Description	Shares	Fair Value

Lazard International Small Cap Equity Portfolio (continued)

Japan Lifeline Co., Ltd.	29,900	$472,065
Nippon Shinyaku Co., Ltd.	3,900	256,135
Open House Co., Ltd.	12,600	463,450
Relo Group, Inc.	17,300	419,596
Roland Corp.	14,500	442,352
Sanwa Holdings Corp.	36,500	424,999
Seria Co., Ltd.	11,000	403,159
TechnoPro Holdings, Inc.	6,845	568,171
Trend Micro, Inc.	7,300	420,272
Trusco Nakayama Corp.	16,000	450,507
Tsuruha Holdings, Inc.	3,700	527,512
USS Co., Ltd.	23,300	471,341
Zenkoku Hosho Co., Ltd.	8,342	383,665
		10,263,090
Jersey | 1.5%
JTC PLC	84,123	640,423

Luxembourg | 1.1%
Stabilus SA	6,311	444,884

Netherlands | 6.4%
Aalberts NV	11,844	524,948
Arcadis NV (*)	19,248	636,360
ASM International NV	3,923	857,656
Meltwater Holding BV (*)	23,801	139,349
Van Lanschot Kempen NV (*)	19,990	513,079
		2,671,392
New Zealand | 1.1%
Freightways, Ltd.	64,161	464,775

Norway | 0.9%
Crayon Group Holding ASA (*)	25,459	373,432

Singapore | 1.0%
XP Power, Ltd.	6,556	421,756

The accompanying notes are an integral part of these financial statements.

Annual Report  129

Description	Shares	Fair Value

Lazard International Small Cap Equity Portfolio (continued)

Spain | 1.7%
Bankinter SA	73,820	$399,458
Merlin Properties Socimi SA REIT	31,951	303,849
		703,307
Sweden | 5.8%
Getinge AB, B Shares	15,402	359,501
Karnov Group AB	112,856	813,958
Lindab International AB	23,571	487,987
Nordnet AB publ (*)	13,582	213,116
Stillfront Group AB (*)	45,230	549,360
		2,423,922
Switzerland | 0.9%
Swissquote Group Holding SA	4,068	395,273

United Kingdom | 15.1%
Ascential PLC (*)	61,448	323,925
Auto Trader Group PLC (*)	69,505	566,855
Bellway PLC	11,743	475,240
Britvic PLC	37,611	417,847
Bytes Technology Group PLC (*)	52,697	241,412
Dechra Pharmaceuticals PLC	6,732	317,760
Electrocomponents PLC	43,744	521,207
GB Group PLC	22,081	283,289
JD Sports Fashion PLC (*)	37,602	442,999
Pennon Group PLC	45,673	594,996
Polypipe Group PLC (*)	71,806	590,192
Smart Metering Systems PLC	43,478	422,876
Synthomer PLC	117,089	720,418
The Weir Group PLC (*)	15,619	425,437
		6,344,453
United States | 1.0%
Nexteer Automotive Group, Ltd.	396,000	426,629

Total Common Stocks (Cost $31,692,603)		41,160,534

The accompanying notes are an integral part of these financial statements.

130   Annual Report

Description	Shares	Fair Value

Lazard International Small Cap Equity Portfolio (concluded)

Short-Term Investments | 1.6%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01% (7 day yield) (Cost $689,364)	689,364	$689,364

Total Investments | 99.7% (Cost $32,381,967)		$41,849,898

Cash and Other Assets in Excess of Liabilities | 0.3%		105,290

Net Assets | 100.0%		$41,955,188

The accompanying notes are an integral part of these financial statements.

Annual Report   131

Description	Shares	Fair Value

Lazard International Strategic Equity Portfolio

Common Stocks | 95.6%

Brazil | 0.8%
Lojas Renner SA	5,855,300	$49,371,448

Canada | 6.7%
CAE, Inc.	6,031,256	167,116,348
National Bank of Canada	1,935,191	108,914,355
Suncor Energy, Inc.	3,655,971	61,320,591
TMX Group, Ltd.	582,771	58,208,426
		395,559,720
China | 5.1%
Alibaba Group Holding, Ltd. Sponsored ADR (*)	280,550	65,292,401
Autohome, Inc. ADR	441,521	43,984,322
Kingsoft Cloud Holdings, Ltd. ADR (*)	767,304	33,416,089
Ping An Bank Co., Ltd., Class A	25,603,382	75,867,874
Ping An Insurance (Group) Co. of China, Ltd., Class H	4,717,248	57,942,132
Tencent Holdings, Ltd.	356,140	26,022,162
		302,524,980
Denmark | 3.0%
Carlsberg AS, Class B	639,559	102,532,914
Genmab A/S (*)	192,989	78,060,494
		180,593,408
Finland | 1.6%
Sampo Oyj, A Shares	2,268,132	96,190,110

France | 12.2%
Alstom SA (*)	1,430,418	81,117,437
Engie SA (*)	8,725,871	133,603,914
Pernod Ricard SA	583,191	111,790,860
Safran SA (*)	690,981	97,995,235
Sanofi	1,768,661	170,888,984
Vivendi SA	3,939,079	127,029,753
		722,426,183

The accompanying notes are an integral part of these financial statements.

132   Annual Report

Description	Shares	Fair Value

Lazard International Strategic Equity Portfolio (continued)

Germany | 4.8%
Beiersdorf AG	636,510	$73,385,090
Infineon Technologies AG	1,740,699	66,802,219
Rational AG	46,504	43,270,179
Vonovia SE	1,408,787	102,731,562
		286,189,050
Hong Kong | 2.5%
ESR Cayman, Ltd. (*)	24,445,800	87,859,327
Sands China, Ltd.	13,832,800	60,803,684
		148,663,011
India | 1.2%
Housing Development Finance Corp., Ltd.	2,084,950	73,515,802

Ireland | 1.7%
Ryanair Holdings PLC Sponsored ADR (*)	901,661	99,164,677

Israel | 1.6%
Bank Leumi Le-Israel BM	15,700,932	92,674,328

Italy | 2.3%
Enel SpA	13,734,272	138,693,689

Japan | 12.3%
Daikin Industries, Ltd.	279,000	62,137,983
FANUC Corp.	338,900	83,443,058
Makita Corp.	2,837,891	142,457,145
Nexon Co., Ltd.	3,541,835	109,081,223
Nintendo Co., Ltd.	266,150	169,854,053
Suzuki Motor Corp.	1,869,272	86,784,367
Yamaha Corp.	1,318,072	77,696,140
		731,453,969
Mexico | 1.0%
Arca Continental SAB de CV	11,931,200	57,367,131

Netherlands | 1.2%
JDE Peet’s NV (*)	1,522,927	68,651,729

The accompanying notes are an integral part of these financial statements.

Annual Report   133

Description	Shares	Fair Value

Lazard International Strategic Equity Portfolio (continued)

Portugal | 0.9%
Energias de Portugal SA	8,470,218	$53,374,796

Spain | 5.7%
Bankinter SA	12,127,123	65,622,748
Industria de Diseno Textil SA	3,816,497	121,524,610
Siemens Gamesa Renewable Energy SA	3,738,528	151,769,594
		338,916,952
Sweden | 1.0%
Hexagon AB, B Shares	668,510	60,876,848

Switzerland | 5.7%
ABB, Ltd.	4,757,260	133,066,935
Idorsia, Ltd. (*)	920,279	26,511,738
Julius Baer Group, Ltd.	1,685,365	97,623,811
Partners Group Holding AG	66,975	78,232,937
		335,435,421
United Kingdom | 17.4%
Coca-Cola European Partners PLC	3,015,552	145,602,845
Compass Group PLC	3,180,612	59,351,537
Informa PLC (*)	15,932,299	119,723,505
InterContinental Hotels Group PLC (*)	1,028,364	66,805,094
Linde PLC	238,833	62,025,836
Prudential PLC	6,473,838	119,495,629
RELX PLC	5,649,006	138,948,154
Rio Tinto PLC	2,308,818	172,754,792
Tesco PLC	36,859,712	116,371,858
THG Holdings, PLC (*)	2,548,090	27,208,244
		1,028,287,494
United States | 6.9%
Accenture PLC, Class A	391,296	102,210,428
Aon PLC, Class A	734,494	155,176,548
Medtronic PLC	1,290,844	151,209,466
		408,596,442
Total Common Stocks (Cost $4,162,460,832)		5,668,527,188

The accompanying notes are an integral part of these financial statements.

134   Annual Report

Description	Shares	Fair Value

Lazard International Strategic Equity Portfolio (concluded)

Preferred Stocks | 2.8%

Germany | 2.8%
Volkswagen AG (Cost $159,366,195)	886,088	$165,087,256

Short-Term Investments | 1.5%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01% (7 day yield) (Cost $86,117,830)	86,117,830	86,117,830

Total Investments | 99.9% (Cost $4,407,944,857)		$5,919,732,274

Cash and Other Assets in Excess of Liabilities | 0.1%		4,842,513

Net Assets | 100.0%		$5,924,574,787

The accompanying notes are an integral part of these financial statements.

Annual Report   135

Description	Shares	Fair Value

Lazard Managed Equity Volatility Portfolio

Common Stocks | 99.3%

Australia | 1.4%
AGL Energy, Ltd.	15,827	$145,933
Ansell, Ltd.	2,302	61,840
CSL, Ltd.	316	69,048
Fortescue Metals Group, Ltd.	5,088	91,993
		368,814
Belgium | 0.5%
Etablissements Franz Colruyt NV	1,284	76,077
Telenet Group Holding NV	1,521	65,243
		141,320
Canada | 2.5%
Constellation Software, Inc.	53	68,823
Empire Co., Ltd., Class A	4,904	134,033
George Weston, Ltd.	617	46,087
Quebecor, Inc., Class B	7,985	205,506
Rogers Communications, Inc., Class B	4,265	198,558
Topicus.com, Inc. (*)	98	370
		653,377
Denmark | 2.0%
Coloplast A/S, Class B	1,053	160,858
Novo Nordisk A/S, Class B	5,063	354,134
		514,992
Finland | 0.5%
Elisa Oyj	1,202	65,616
Valmet Oyj	2,178	62,266
		127,882
France | 1.3%
Carrefour SA	983	16,855
Cie Generale des Etablissements Michelin SCA	468	60,062
Orange SA	12,199	145,188
Schneider Electric SE	816	118,031
		340,136

The accompanying notes are an integral part of these financial statements.

136  Annual Report

Description	Shares	Fair Value

Lazard Managed Equity Volatility Portfolio (continued)

Hong Kong | 2.5%
CK Hutchison Holdings, Ltd.	24,000	$167,597
CLP Holdings, Ltd.	10,500	97,202
Hysan Development Co., Ltd.	18,000	66,202
Jardine Matheson Holdings, Ltd.	1,300	72,810
Sun Hung Kai Properties, Ltd.	19,000	245,295
		649,106
Israel | 0.4%
Bezeq The Israeli Telecommunication Corp., Ltd. (*)	33,716	33,861
Plus500, Ltd.	3,047	60,442
		94,303
Japan | 15.6%
AGC, Inc.	2,100	73,340
Ajinomoto Co., Inc.	6,900	156,365
Chubu Electric Power Co., Inc.	8,600	103,549
Daito Trust Construction Co., Ltd.	700	65,470
Daiwa Securities Group, Inc.	29,800	135,915
DCM Holdings Co., Ltd.	12,800	145,906
East Japan Railway Co.	3,300	220,900
Electric Power Development Co., Ltd.	8,800	122,038
Fuji Media Holdings, Inc.	4,700	50,169
FUJIFILM Holdings Corp.	1,100	58,014
ITOCHU Corp.	4,000	115,205
Japan Logistics Fund, Inc. REIT	39	115,016
Japan Post Bank Co., Ltd.	28,700	237,093
Japan Post Holdings Co., Ltd.	13,400	104,395
K’s Holdings Corp.	4,900	68,154
KDDI Corp.	5,200	154,426
Kyudenko Corp.	2,200	71,048
McDonald’s Holdings Co. Japan, Ltd.	5,200	251,823
Mizuho Financial Group, Inc.	10,960	139,708
MS&AD Insurance Group Holdings, Inc.	4,600	140,263
NEC Corp.	1,100	58,897
Nintendo Co., Ltd.	200	127,638
Nitori Holdings Co., Ltd.	300	62,894
Obayashi Corp.	7,500	64,971

The accompanying notes are an integral part of these financial statements.

Annual Report   137

Description	Shares	Fair Value

Lazard Managed Equity Volatility Portfolio (continued)

Osaka Gas Co., Ltd.	7,600	$155,685
Rengo Co., Ltd.	6,600	55,285
Sankyo Co., Ltd.	2,400	64,933
Secom Co., Ltd.	1,100	101,561
Seven & I Holdings Co., Ltd.	3,900	138,495
Sumitomo Mitsui Trust Holdings, Inc.	1,600	49,612
Sumitomo Osaka Cement Co., Ltd.	1,600	46,964
Teijin, Ltd.	4,400	82,966
The Hachijuni Bank, Ltd.	20,800	69,630
The Kansai Electric Power Co., Inc.	11,500	109,353
The Shizuoka Bank, Ltd.	9,200	67,769
Tohoku Electric Power Co., Inc.	19,200	159,122
Trend Micro, Inc.	1,300	74,843
		4,019,415
Netherlands | 1.9%
Flow Traders	2,663	88,030
Koninklijke Ahold Delhaize NV	8,188	231,231
Koninklijke KPN NV	25,569	77,520
NN Group NV	2,127	93,051
		489,832
New Zealand | 0.6%
Fisher & Paykel Healthcare Corp., Ltd. Class C	6,494	154,214

Norway | 1.9%
Orkla ASA	35,381	358,964
Telenor ASA	4,496	76,143
Yara International ASA	1,457	60,488
		495,595
Singapore | 0.6%
Singapore Exchange, Ltd.	20,400	143,579

Spain | 0.7%
Corporacion Financiera Alba SA	500	23,801
Iberdrola SA	10,732	153,484
		177,285

The accompanying notes are an integral part of these financial statements.

138  Annual Report

Description	Shares	Fair Value

Lazard Managed Equity Volatility Portfolio (continued)

Sweden | 1.1%
Axfood AB	5,930	$138,221
Husqvarna AB, B Shares	5,385	69,663
Swedish Match AB	1,052	81,721
		289,605
Switzerland | 3.9%
Credit Suisse Group AG	5,444	70,035
Novartis AG	1,447	136,670
Roche Holding AG	1,254	437,531
Swisscom AG	345	185,847
Tecan Group AG	251	123,250
UBS Group AG	4,139	57,890
		1,011,223
United Kingdom | 3.1%
GlaxoSmithKline PLC	4,278	78,386
J Sainsbury PLC	86,629	267,247
National Grid PLC	10,433	124,263
Rio Tinto, Ltd.	1,625	142,731
Standard Chartered PLC (*)	12,255	78,583
Vodafone Group PLC	61,384	101,016
		792,226
United States | 58.8%
AbbVie, Inc.	1,563	167,475
Accenture PLC, Class A	449	117,283
Activision Blizzard, Inc.	682	63,324
AGCO Corp.	666	68,658
Agilent Technologies, Inc.	613	72,634
Altria Group, Inc.	1,883	77,203
Amdocs, Ltd.	1,333	94,550
American Tower Corp. REIT	228	51,177
American Water Works Co., Inc.	390	59,853
AmerisourceBergen Corp.	1,182	115,552
Apple, Inc.	814	108,010
AptarGroup, Inc.	1,491	204,103
AT&T, Inc.	3,765	108,281
Atmos Energy Corp.	613	58,499

The accompanying notes are an integral part of these financial statements.

Annual Report   139

Description	Shares	Fair Value

Lazard Managed Equity Volatility Portfolio (continued)

AutoZone, Inc. (*)	53	$62,828
Best Buy Co., Inc.	667	66,560
Booz Allen Hamilton Holding Corp.	2,871	250,294
Bristol-Myers Squibb Co.	829	51,423
Broadridge Financial Solutions, Inc.	412	63,118
Cadence Design Systems, Inc. (*)	1,335	182,134
California Water Service Group	1,180	63,755
Campbell Soup Co.	1,978	95,636
Cboe Global Markets, Inc.	675	62,856
Charter Communications, Inc., Class A (*)	305	201,773
Cisco Systems, Inc.	3,902	174,615
CMS Energy Corp.	940	57,349
Colgate-Palmolive Co.	3,350	286,458
Comcast Corp., Class A	2,588	135,611
Costco Wholesale Corp.	383	144,307
Cummins, Inc.	564	128,084
CVS Health Corp.	2,715	185,435
DaVita, Inc. (*)	1,015	119,161
Dolby Laboratories, Inc., Class A	549	53,324
Dollar General Corp.	1,392	292,738
Domino’s Pizza, Inc.	464	177,925
DTE Energy Co.	480	58,277
Easterly Government Properties, Inc. REIT	4,999	113,227
Electronic Arts, Inc.	904	129,814
Eli Lilly & Co.	1,561	263,559
Entergy Corp.	885	88,358
Equity Lifestyle Properties, Inc. REIT	999	63,297
Evergy, Inc.	1,216	67,500
Exlservice Holdings, Inc. (*)	744	63,337
Flowers Foods, Inc.	2,298	52,004
General Mills, Inc.	2,077	122,128
Gilead Sciences, Inc.	1,654	96,362
Graco, Inc.	1,621	117,279
Hormel Foods Corp.	3,289	153,300
Humana, Inc.	166	68,105
Huntington Ingalls Industries, Inc.	346	58,986

The accompanying notes are an integral part of these financial statements.

140  Annual Report

Description	Shares	Fair Value

Lazard Managed Equity Volatility Portfolio (continued)

IDEXX Laboratories, Inc. (*)	200	$99,974
Intuit, Inc.	183	69,513
Jack Henry & Associates, Inc.	875	141,741
JB Hunt Transport Services, Inc.JB Hunt Transport Services, Inc.	610	83,357
Johnson & Johnson	2,440	384,007
Kellogg Co.	2,961	184,263
Kimberly-Clark Corp.	2,375	320,221
La-Z-Boy, Inc.	1,563	62,270
Laboratory Corp. of America Holdings (*)	300	61,065
Lennox International, Inc.	407	111,506
Lockheed Martin Corp.	921	326,937
McDonald’s Corp.	518	111,152
McKesson Corp.	433	75,307
MDU Resources Group, Inc.	2,551	67,193
Merck & Co., Inc.	3,699	302,578
Mettler-Toledo International, Inc. (*)	63	71,800
Microsoft Corp.	769	171,041
Mid-America Apartment Communities, Inc. REIT	436	55,237
Moody’s Corp.	223	64,724
National Fuel Gas Co.	1,467	60,338
Newmont Mining Corp.	1,627	97,441
Northrop Grumman Corp.	634	193,192
O’Reilly Automotive, Inc. (*)	247	111,785
Old Republic International Corp.	4,612	90,903
PennyMac Financial Services, Inc.	1,091	71,591
PepsiCo, Inc.	1,728	256,262
Pfizer, Inc.	1,956	72,000
Philip Morris International, Inc.	846	70,040
Pool Corp.	281	104,673
QUALCOMM, Inc.	894	136,192
Quest Diagnostics, Inc.	734	87,471
Regeneron Pharmaceuticals, Inc. (*)	96	46,379
Republic Services, Inc.	3,499	336,954
S&P Global, Inc.	189	62,130
SBA Communications Corp. REIT	418	117,930

The accompanying notes are an integral part of these financial statements.

Annual Report  141

Description	Shares	Fair Value

Lazard Managed Equity Volatility Portfolio (continued)

Sempra Energy	509	$64,852
Service Corp. International	4,134	202,979
Silgan Holdings, Inc.	4,120	152,770
Sirius XM Holdings, Inc.	11,199	71,338
Southwest Gas Holdings, Inc.	3,206	194,765
Stepan Co.	503	60,018
STERIS PLC	326	61,790
Sturm Ruger & Co., Inc.	962	62,597
Synopsys, Inc. (*)	1,012	262,351
Target Corp.	2,018	356,238
Terminix Global Holdings, Inc. (*)	1,282	65,395
The Bank of New York Mellon Corp.	2,272	96,424
The Clorox Co.	1,560	314,995
The Hanover Insurance Group, Inc.	784	91,665
The Hershey Co.	1,161	176,855
The Home Depot, Inc.	296	78,624
The J.M. Smucker Co.	566	65,430
The Kroger Co.	3,551	112,780
The New York Times Co.	1,312	67,922
The Procter & Gamble Co.	2,519	350,494
Thermo Fisher Scientific, Inc.	439	204,477
Tractor Supply Co.	882	123,992
UnitedHealth Group, Inc.	206	72,240
Verizon Communications, Inc.	5,801	340,809
Vertex Pharmaceuticals, Inc. (*)	204	48,213
Viatris, Inc. (*)	2,852	53,446
Walmart, Inc.	2,388	344,230
Waste Management, Inc.	1,187	139,983
WEC Energy Group, Inc.	1,091	100,405
Weis Markets, Inc.	949	45,372
Werner Enterprises, Inc.	1,232	48,319
West Pharmaceutical Services, Inc.	361	102,275
WW Grainger, Inc.	124	50,634
Xcel Energy, Inc.	1,029	68,603
Zoetis, Inc.	629	104,100
		15,174,066

The accompanying notes are an integral part of these financial statements.

142  Annual Report

Description	Shares	Fair Value

Lazard Managed Equity Volatility Portfolio (concluded)

Total Common Stocks (Cost $23,943,315)		$25,636,970

Short-Term Investments | 0.6%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01% (7 day yield) (Cost $160,040)	160,040	160,040

Total Investments | 99.9% (Cost $24,103,355)		$25,797,010

Cash and Other Assets in Excess of Liabilities | 0.1%		16,702

Net Assets | 100.0%		$25,813,712

The accompanying notes are an integral part of these financial statements.

Annual Report  143

Description	Shares	Fair Value

Lazard US Equity Concentrated Portfolio

Common Stocks | 97.4%

Building Products | 2.8%
Armstrong World Industries, Inc.	742,162	$55,209,431

Capital Markets | 9.3%
Intercontinental Exchange, Inc.	886,001	102,147,055
S&P Global, Inc.	245,239	80,617,417
		182,764,472
Commercial Services & Supplies | 3.6%
Waste Management, Inc.	597,466	70,459,165

Construction Materials | 3.8%
Vulcan Materials Co.	509,424	75,552,674

Distributors | 1.6%
LKQ Corp. (*)	913,885	32,205,308

Electronic Equipment, Instruments & Components | 3.4%
CDW Corp.	156,835	20,669,285
Zebra Technologies Corp., Class A (*)	122,001	46,888,644
		67,557,929
Entertainment | 1.0%
Electronic Arts, Inc.	136,239	19,563,920

Equity Real Estate Investment Trusts (REITs) | 9.2%
Crown Castle International Corp., REIT	473,809	75,425,655
Public Storage REIT	456,065	105,319,090
		180,744,745
Food & Staples Retailing | 1.6%
Sysco Corp.	414,052	30,747,502

Health Care Equipment & Supplies | 12.9%
Baxter International, Inc.	1,053,608	84,541,506
Medtronic PLC	1,457,709	170,756,032
		255,297,538

The accompanying notes are an integral part of these financial statements.

144  Annual Report

Description	Shares	Fair Value

Lazard US Equity Concentrated Portfolio (continued)

Hotels, Restaurants & Leisure | 6.7%
McDonald’s Corp.	390,218	$83,732,979
Starbucks Corp.	459,085	49,112,913
		132,845,892
Interactive Media & Services | 7.9%
Alphabet, Inc., Class A (*)	88,727	155,506,489

IT Services | 9.7%
Fiserv, Inc. (*)	1,315,879	149,825,983
Visa, Inc., Class A	195,158	42,686,909
		192,512,892
Leisure Products | 2.1%
Brunswick Corp.	536,254	40,884,005

Life Sciences Tools & Services | 1.2%
Sotera Health Co. (*)	874,938	24,008,299

Multiline Retail | 3.8%
Dollar Tree, Inc. (*)	687,952	74,326,334

Road & Rail | 1.8%
Norfolk Southern Corp.	152,279	36,183,013

Semiconductors & Semiconductor Equipment | 11.3%
Analog Devices, Inc.	902,051	133,259,994
Skyworks Solutions, Inc.	593,957	90,804,146
		224,064,140
Specialty Retail | 3.7%
Lowe’s Cos., Inc.	450,638	72,331,905

Total Common Stocks (Cost $1,355,070,121)		1,922,765,653

The accompanying notes are an integral part of these financial statements.

Annual Report  145

Description	Shares	Fair Value

Lazard US Equity Concentrated Portfolio (concluded)

Short-Term Investments | 2.5%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01% (7 day yield) (Cost $48,536,284)	48,536,284	$48,536,284

Total Investments | 99.9% (Cost $1,403,606,405)		$1,971,301,937

Cash and Other Assets in Excess of Liabilities | 0.1%		1,600,322

Net Assets | 100.0%		$1,972,902,259

The accompanying notes are an integral part of these financial statements.

146  Annual Report

Description	Shares	Fair Value

Lazard US Equity Focus Portfolio

Common Stocks | 98.9%

Auto Components | 1.1%
Aptiv PLC	4,551	$592,950

Banks | 5.4%
Bank of America Corp.	71,738	2,174,379
Commerce Bancshares, Inc.	10,437	685,711
		2,860,090
Beverages | 3.4%
The Coca-Cola Co.	32,935	1,806,155

Capital Markets | 6.2%
Intercontinental Exchange, Inc.	22,156	2,554,365
The Charles Schwab Corp.	13,533	717,791
		3,272,156
Commercial Services & Supplies | 3.0%
Waste Management, Inc.	13,548	1,597,716

Communications Equipment | 2.7%
Cisco Systems, Inc.	32,096	1,436,296

Consumer Finance | 3.3%
American Express Co.	14,606	1,766,011

Entertainment | 1.3%
Electronic Arts, Inc.	4,910	705,076

Food & Staples Retailing | 2.3%
Sysco Corp.	16,243	1,206,205

Health Care Equipment & Supplies | 9.9%
Danaher Corp.	9,222	2,048,575
Medtronic PLC	27,306	3,198,625
		5,247,200

The accompanying notes are an integral part of these financial statements.

Annual Report  147

Description	Shares	Fair Value

Lazard US Equity Focus Portfolio (continued)

Hotels, Restaurants & Leisure | 6.4%
McDonald’s Corp.	9,821	$2,107,390
Starbucks Corp.	12,096	1,294,030
		3,401,420
Industrial Conglomerates | 4.5%
Honeywell International, Inc.	11,138	2,369,053

Insurance | 3.0%
Marsh & McLennan Cos., Inc.	13,653	1,597,401

Interactive Media & Services | 7.1%
Alphabet, Inc., Class A (*)	2,156	3,778,692

IT Services | 5.9%
Visa, Inc., Class A	14,392	3,147,962

Life Sciences Tools & Services | 2.2%
IQVIA Holdings, Inc. (*)	6,467	1,158,692

Multiline Retail | 2.1%
Dollar Tree, Inc. (*)	10,539	1,138,634

Pharmaceuticals | 5.8%
Johnson & Johnson	19,402	3,053,487

Road & Rail | 4.2%
Norfolk Southern Corp.	9,461	2,248,028

Semiconductors & Semiconductor Equipment | 5.4%
Analog Devices, Inc.	19,282	2,848,530

Software | 7.5%
Microsoft Corp.	17,833	3,966,416

The accompanying notes are an integral part of these financial statements.

148  Annual Report

Description	Shares	Fair Value

Lazard US Equity Focus Portfolio (concluded)

Specialty Retail | 6.2%
Lowe’s Cos., Inc.	15,462	$2,481,805
Ross Stores, Inc.	6,707	823,687
		3,305,492

Total Common Stocks (Cost $36,118,304)		52,503,662

Short-Term Investments | 1.2%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01% (7 day yield) (Cost $635,125)	635,125	635,125

Total Investments | 100.1% (Cost $36,753,429)		$53,138,787

Liabilities in Excess of Cash and Other Assets | (0.1)%		(31,036)

Net Assets | 100.0%		$53,107,751

The accompanying notes are an integral part of these financial statements.

Annual Report  149

Description	Shares	Fair Value

Lazard US Small-Mid Cap Equity Portfolio

Common Stocks | 98.6%

Aerospace & Defense | 2.4%
Curtiss-Wright Corp.	14,721	$1,712,788
HEICO Corp.	6,166	816,379
		2,529,167
Air Freight & Logistics | 0.9%
Echo Global Logistics, Inc. (*)	32,845	880,903

Airlines | 0.8%
Alaska Air Group, Inc.	15,755	819,260

Auto Components | 0.8%
Gentherm, Inc. (*)	13,313	868,274

Banks | 6.2%
Citizens Financial Group, Inc.	52,331	1,871,357
Comerica, Inc.	21,680	1,211,045
Commerce Bancshares, Inc.	24,186	1,589,020
Home BancShares, Inc.	91,863	1,789,491
		6,460,913
Biotechnology | 4.1%
Emergent Biosolutions, Inc. (*)	13,683	1,225,997
Exelixis, Inc. (*)	66,002	1,324,660
United Therapeutics Corp. (*)	11,351	1,722,968
		4,273,625
Building Products | 2.6%
Armstrong World Industries, Inc.	16,162	1,202,291
PGT Innovations, Inc. (*)	75,071	1,526,944
		2,729,235
Capital Markets | 1.6%
Morningstar, Inc.	7,164	1,658,967

The accompanying notes are an integral part of these financial statements.

150  Annual Report

Description	Shares	Fair Value

Lazard US Small-Mid Cap Equity Portfolio (continued)

Chemicals | 2.9%
Ingevity Corp. (*)	20,156	$1,526,414
Innospec, Inc.	16,071	1,458,122
		2,984,536
Communications Equipment | 2.6%
Ciena Corp. (*)	18,228	963,350
F5 Networks, Inc. (*)	9,894	1,740,750
		2,704,100
Construction & Engineering | 1.8%
Valmont Industries, Inc.	10,920	1,910,236

Construction Materials | 1.4%
Eagle Materials, Inc.	14,347	1,454,068

Containers & Packaging | 2.4%
Avery Dennison Corp.	7,242	1,123,307
Graphic Packaging Holding Co.	81,547	1,381,406
		2,504,713
Electrical Equipment | 2.2%
Atkore International Group, Inc. (*)	25,659	1,054,842
EnerSys	14,272	1,185,432
		2,240,274
Electronic Equipment, Instruments & Components | 1.0%
Zebra Technologies Corp., Class A (*)	2,770	1,064,594

Energy Equipment & Services | 1.6%
Cactus, Inc., Class A	62,241	1,622,623

Entertainment | 1.2%
Take-Two Interactive Software, Inc. (*)	5,901	1,226,169

Equity Real Estate Investment Trusts (REITs) | 8.0%
Alexandria Real Estate Equities, Inc.	9,657	1,721,070
Brixmor Property Group, Inc.	63,166	1,045,397
Camden Property Trust	11,780	1,177,058
Hudson Pacific Properties, Inc.	48,933	1,175,371

The accompanying notes are an integral part of these financial statements.

Annual Report  151

Description	Shares	Fair Value

Lazard US Small-Mid Cap Equity Portfolio (continued)

Invitation Homes, Inc.	17,050	$506,385
PS Business Parks, Inc.	12,784	1,698,610
Summit Hotel Properties, Inc.	110,390	994,614
		8,318,505
Food & Staples Retailing | 1.3%
Casey’s General Stores, Inc.	7,633	1,363,406

Food Products | 1.1%
Flowers Foods, Inc.	48,121	1,088,978

Gas Utilities | 1.6%
New Jersey Resources Corp.	46,695	1,660,007

Health Care Equipment & Supplies | 1.3%
STERIS PLC	7,175	1,359,950

Health Care Providers & Services | 1.4%
Henry Schein, Inc. (*)	21,136	1,413,153

Health Care Technology | 1.1%
HMS Holdings Corp. (*)	31,555	1,159,646

Hotels, Restaurants & Leisure | 1.6%
Wyndham Hotels & Resorts, Inc.	27,855	1,655,701

Household Durables | 1.9%
Helen of Troy, Ltd. (*)	3,415	758,779
Leggett & Platt, Inc.	27,363	1,212,181
		1,970,960
Industrial Conglomerates | 1.5%
Carlisle Cos., Inc.	9,995	1,561,019

The accompanying notes are an integral part of these financial statements.

152  Annual Report

Description	Shares	Fair Value

Lazard US Small-Mid Cap Equity Portfolio (continued)

Insurance | 4.2%
Arch Capital Group, Ltd. (*)	45,054	$1,625,098
Brown & Brown, Inc.	34,304	1,626,352
Reinsurance Group of America, Inc.	9,801	1,135,936
		4,387,386
Interactive Media & Services | 1.9%
Cars.com, Inc. (*)	119,536	1,350,757
MediaAlpha, Inc., Class A	15,402	601,756
		1,952,513
IT Services | 4.4%
Amdocs, Ltd.	22,682	1,608,834
Leidos Holdings, Inc.	15,180	1,595,722
NIC, Inc.	53,827	1,390,351
		4,594,907
Leisure Products | 2.6%
Brunswick Corp.	15,353	1,170,513
Hasbro, Inc.	16,402	1,534,243
		2,704,756
Life Sciences Tools & Services | 5.0%
Adaptive Biotechnologies Corp. (*)	23,695	1,401,085
Charles River Laboratories International, Inc. (*)	5,683	1,419,955
ICON PLC (*)	6,393	1,246,507
Maravai LifeSciences Holdings, Inc., Class A	38,674	1,084,806
		5,152,353
Machinery | 3.6%
Altra Industrial Motion Corp.	22,952	1,272,229
Columbus McKinnon Corp.	13,255	509,522
Ingersoll Rand, Inc. (*)	15,564	709,096
Kennametal, Inc.	33,453	1,212,337
		3,703,184
Oil, Gas & Consumable Fuels | 0.4%
Magnolia Oil & Gas Corp., Class A (*)	64,066	452,306

Paper & Forest Products | 1.6%
Neenah, Inc.	29,004	1,604,501

The accompanying notes are an integral part of these financial statements.

Annual Report  153

Description	Shares	Fair Value

Lazard US Small-Mid Cap Equity Portfolio (concluded)

Pharmaceuticals | 1.4%
Catalent, Inc. (*)	14,152	$1,472,799

Semiconductors & Semiconductor Equipment | 2.8%
CMC Materials, Inc.	6,722	1,017,039
MKS Instruments, Inc.	12,622	1,898,980
		2,916,019
Software | 6.8%
Datto Holding Corp.	38,692	1,044,684
j2 Global, Inc. (*)	16,683	1,629,762
PTC, Inc. (*)	10,974	1,312,600
RealPage, Inc. (*)	13,369	1,166,312
SolarWinds Corp. (*)	67,957	1,015,957
Vertex, Inc., Class A	24,988	870,832
		7,040,147
Specialty Retail | 2.3%
Designer Brands, Inc., Class A	115,098	880,500
Floor & Decor Holdings, Inc., Class A (*)	7,311	678,826
Leslie’s, Inc.	27,705	768,814
		2,328,140
Textiles, Apparel & Luxury Goods | 3.0%
Carter’s, Inc.	15,684	1,475,394
Tapestry, Inc.	51,253	1,592,943
		3,068,337
Trading Companies & Distributors | 1.3%
Air Lease Corp.	30,467	1,353,344

Total Common Stocks (Cost $76,969,454)		102,213,674

Total Investments | 98.6% (Cost $76,969,454)		$102,213,674

Cash and Other Assets in Excess of Liabilities | 1.4%		1,418,739

Net Assets | 100.0%		$103,632,413

The accompanying notes are an integral part of these financial statements.

154  Annual Report

Description	Shares	Fair Value

Lazard US Sustainable Equity Portfolio

Common Stocks | 98.0%

Auto Components | 1.0%
Aptiv PLC	923	$120,258

Banks | 6.2%
Commerce Bancshares, Inc.	4,549	298,869
The PNC Financial Services Group, Inc.	2,850	424,650
		723,519
Capital Markets | 4.5%
Intercontinental Exchange, Inc.	3,009	346,907
The Charles Schwab Corp.	3,319	176,040
		522,947
Chemicals | 2.1%
Ecolab, Inc.	1,106	239,294

Commercial Services & Supplies | 3.2%
MSA Safety, Inc.	554	82,762
Waste Management, Inc.	2,439	287,631
		370,393
Communications Equipment | 2.1%
Cisco Systems, Inc.	4,124	184,549
Motorola Solutions, Inc.	334	56,800
		241,349
Containers & Packaging | 2.2%
Ball Corp.	2,764	257,549

Electrical Equipment | 2.9%
Rockwell Automation, Inc.	1,353	339,346

Entertainment | 2.0%
The Walt Disney Co. (*)	1,276	231,186

Equity Real Estate Investment Trusts (REITs) | 2.2%
Prologis, Inc., REIT	2,564	255,528

The accompanying notes are an integral part of these financial statements.

Annual Report  155

Description	Shares	Fair Value

Lazard US Sustainable Equity Portfolio (continued)

Food & Staples Retailing | 1.0%
Sysco Corp.	1,533	$113,841

Food Products | 0.2%
Vital Farms, Inc. (*)	936	23,690

Health Care Equipment & Supplies | 8.4%
Boston Scientific Corp. (*)	4,553	163,680
Danaher Corp.	1,477	328,101
Medtronic PLC	4,077	477,580
		969,361
Health Care Providers & Services | 4.6%
Humana, Inc.	375	153,851
Laboratory Corp. of America Holdings (*)	1,071	218,002
UnitedHealth Group, Inc.	471	165,171
		537,024
Hotels, Restaurants & Leisure | 2.5%
Starbucks Corp.	2,719	290,879

Household Products | 2.5%
The Procter & Gamble Co.	2,062	286,907

IT Services | 7.0%
Accenture PLC, Class A	1,504	392,860
Visa, Inc., Class A	1,933	422,805
		815,665
Life Sciences Tools & Services | 5.2%
Agilent Technologies, Inc.	1,365	161,739
IQVIA Holdings, Inc. (*)	955	171,107
Maravai LifeSciences Holdings, Inc., Class A	1,337	37,503
Thermo Fisher Scientific, Inc.	488	227,301
		597,650

The accompanying notes are an integral part of these financial statements.

156  Annual Report

Description	Shares	Fair Value

Lazard US Sustainable Equity Portfolio (continued)

Machinery | 3.4%
Deere & Co.	848	$228,155
Watts Water Technologies, Inc., Class A	656	79,835
Xylem, Inc.	851	86,623
		394,613

Multiline Retail | 2.6%
Dollar General Corp.	1,415	297,574

Pharmaceuticals | 6.3%
Johnson & Johnson	2,061	324,360
Pfizer, Inc.	4,844	178,308
Zoetis, Inc.	1,400	231,700
		734,368
Road & Rail | 2.7%
Norfolk Southern Corp.	1,336	317,447

Semiconductors & Semiconductor Equipment | 6.1%
Analog Devices, Inc.	2,126	314,074
Applied Materials, Inc.	1,918	165,523
Texas Instruments, Inc.	1,397	229,290
		708,887
Software | 11.8%
Intuit, Inc.	468	177,770
Microsoft Corp.	3,873	861,432
Palo Alto Networks, Inc. (*)	284	100,931
salesforce.com, Inc. (*)	1,053	234,324
		1,374,457
Specialty Retail | 5.3%
Ross Stores, Inc.	1,447	177,706
The Home Depot, Inc.	1,651	438,539
		616,245
Total Common Stocks (Cost $9,660,642)		11,379,977

The accompanying notes are an integral part of these financial statements.

Annual Report  157

Description	Shares	Fair Value

Lazard US Sustainable Equity Portfolio (concluded)

Short-Term Investments | 1.6%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01% (7 day yield) (Cost $188,816)	188,816	$188,816

Total Investments | 99.6% (Cost $9,849,458)		$11,568,793

Cash and Other Assets in Excess of Liabilities | 0.4%		49,186

Net Assets | 100.0%		$11,617,979

The accompanying notes are an integral part of these financial statements.

158  Annual Report

The Lazard Funds, Inc. Notes to Portfolios of Investments

December 31, 2020

(*)	Non-income producing security.
(‡)	Security valued using Level 2 inputs, based on reference to a similar security which was trading on an active market, under GAAP hierarchy—see Note 9 in the Notes to Financial Statements.
(#)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At December 31, 2020, these securities accounted for 0.6% of the net assets for the Lazard Emerging Markets Equity Advantage Portfolio and 3.6% of the net assets of Lazard International Equity Concentrated Portfolio.
(^)	Refer to Note 5 in the Notes to Financial Statements for further details related to holdings of 5% voting securities of portfolio companies.
(»)	The portfolio, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

Security Abbreviations:

ADR	—	American Depositary Receipt
GDR	—	Global Depositary Receipt
NVDR	—	Non-Voting Depositary Receipt
PJSC	—	Public Joint Stock Company
REIT	—	Real Estate Investment Trust

Currency Abbreviations:

AUD	—	Australian Dollar	GBP	—	British Pound Sterling
CAD	—	Canadian Dollar	HKD	—	Hong- Kong Dollar
EUR	—	Euro	USD	—	United State Dollar

Counterparty Abbreviations:

BNP	—	BNP Paribas SA	MEL	—	The Bank of New York Mellon Corp.
CAN	—	Canadian Imperial Bank of Commerce	RBC	—	Royal Bank of Canada
CIT	—	Citibank NA	SCB	—	Standard Chartered Bank
HSB	—	HSBC Bank USA NA	SSB	—	State Street Bank and Trust Co.

The accompanying notes are an integral part of these financial statements.

Annual Report  159

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country:

Industry†	Lazard Developing Markets Equity Portfolio	Lazard Emerging Markets Core Equity Portfolio	Lazard Emerging Markets Equity Advantage Portfolio	Lazard Emerging Markets Equity Blend Portfolio

Common & Preferred Stocks
Aerospace & Defense	—%	—%	—%	—%
Airlines	—	0.5	—	—
Auto Components	2.9	0.6	0.8	1.1
Automobiles	—	0.9	1.8	0.9
Banks	22.5	13.1	13.8	23.5
Beverages	0.8	3.1	0.9	0.9
Biotechnology	—	—	0.4	—
Building Products	—	—	0.4	—
Capital Markets	—	1.1	0.7	0.2
Chemicals	1.0	1.0	2.2	0.6
Commercial Services & Suppliers	—	—	0.5	—
Communications Equipment	0.5	1.2	—	0.2
Construction & Engineering	—	—	—	—
Construction Materials	0.4	1.4	1.0	1.3
Consumer Finance	0.8	—	—	0.3
Containers & Packaging	—	—	—	0.3
Diversified Consumer Services	0.7	1.6	0.6	0.6
Diversified Financial Services	—	—	0.2	—
Diversified Telecommunication Services	—	1.2	1.2	0.8
Electric Utilities	—	—	0.5	—
Electrical Equipment	1.3	—	1.0	0.2
Electronic Equipment, Instruments & Components	2.3	1.6	3.6	2.4
Entertainment	4.3	4.5	1.9	3.9
Food & Staples Retailing	—	—	1.5	0.4
Food Products	—	1.5	1.2	0.6
Gas Utilities	1.1	0.8	0.6	0.3
Health Care Equipment & Supplies	—	—	0.7	0.3
Health Care Providers & Services	—	—	—	0.6
Hotels, Restaurants & Leisure	2.7	0.8	0.5	0.3
Household Durables	—	0.8	1.0	0.7
Household Products	—	—	0.2	0.6
Independent Power & Renewable Electricity Producers	—	—	0.3	—
Industrial Conglomerates	—	0.5	—	—
Insurance	2.0	3.5	2.5	3.5
Interactive Media & Services	10.4	7.6	7.3	5.9
Internet & Direct Marketing Retail	5.2	9.2	11.2	2.3
IT Services	1.5	4.0	3.2	4.3
Leisure Products	—	—	—	—

The accompanying notes are an integral part of these financial statements.

160  Annual Report

Lazard Emerging Markets Equity Portfolio	Lazard Equity Franchise Portfolio	Lazard Global Equity Select Portfolio	Lazard Global Listed Infrastructure Portfolio	Lazard Global Strategic Equity Portfolio

—%	—%	1.6%	—%	2.4%
—	—	—	—	—
1.4	—	—	—	—
2.5	—	—	—	1.3
22.8	—	1.3	—	2.6
—	1.9	6.3	—	2.3
—	—	—	—	2.4
—	—	0.7	—	—
—	—	6.1	—	7.7
1.0	—	2.0	—	2.7
—	2.9	—	—	—
—	5.2	1.6	—	—
—	3.0	—	13.0	—
2.1	—	—	—	—
—	—	—	—	1.7
—	—	—	—	—
—	5.9	—	—	—
—	—	—	—	1.3

2.2	—	—	—	—
0.7	—	—	10.1	3.7
—	—	3.6	—	3.7

2.1	—	1.5	—	—
—	—	2.3	—	5.5
1.6	—	1.7	—	1.0
—	—	—	—	—
0.8	2.8	1.7	10.0	—
—	2.7	1.1	—	3.4
1.8	20.0	1.3	—	1.5
—	4.2	2.7	—	1.3
1.1	—	—	—	—
0.6	—	2.7	—	—

0.7	—	—	—	—
1.0	—	0.9	—	—
4.0	—	5.2	—	3.7
2.0	—	5.2	—	5.8
—	—	2.1	—	3.3
3.5	3.0	4.3	—	4.9
—	—	1.0	—	—

The accompanying notes are an integral part of these financial statements.

Annual Report  161

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country (continued):

Industry†	Lazard Developing Markets Equity Portfolio	Lazard Emerging Markets Core Equity Portfolio	Lazard Emerging Markets Equity Advantage Portfolio	Lazard Emerging Markets Equity Blend Portfolio

Life Sciences Tools & Services	0.7%	1.3%	0.4%	—%
Machinery	5.1	1.7	1.3	4.0
Marine	—	—	1.3	0.2
Media	—	—	—	0.4
Metals & Mining	3.2	3.9	4.6	3.7
Multiline Retail	0.5	0.3	—	0.2
Multi-Utilities	—	—	—	—
Oil, Gas & Consumable Fuels	3.8	4.2	4.9	4.5
Paper & Forest Products	1.0	1.2	—	—
Personal Products	—	1.5	0.6	1.5
Pharmaceuticals	—	—	2.7	0.9
Professional Services	—	—	—	0.3
Real Estate Management & Development	—	—	0.9	1.0
Road & Rail	1.7	0.8	—	—
Semiconductors & Semiconductor Equipment	11.9	12.0	9.5	9.3
Software	1.0	—	0.2	—
Specialty Retail	1.0	1.5	0.6	1.1
Technology Hardware, Storage & Peripherals	6.7	7.8	6.8	8.0
Textiles, Apparel & Luxury Goods	0.8	1.5	1.6	0.6
Tobacco	—	—	0.2	0.5
Trading Companies & Distributors	—	—	—	—
Transportation Infrastructure	0.7	1.1	0.2	0.8
Water Utilities	0.8	—	—	0.5
Wireless Telecommunication Services	—	—	0.9	2.4
Subtotal	99.3	99.3	98.4	96.9
Exchange Traded Fund	—	—	—	—
Short-Term Investments	1.1	0.8	0.4	3.3
Total Investments	100.4%	100.1%	98.8%	100.2%

†	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

162  Annual Report

Lazard Emerging Markets Equity Portfolio	Lazard Equity Franchise Portfolio	Lazard Global Equity Select Portfolio	Lazard Global Listed Infrastructure Portfolio	Lazard Global Strategic Equity Portfolio

—%	—%	5.7%	—%	4.4%
0.9	—	1.7	—	—
—	—	—	—	—
—	9.3	—	4.3	2.7
5.5	—	1.0	—	0.9
—	—	2.9	—	4.1
—	2.6	—	15.1	—
6.7	—	—	—	—
0.7	—	—	—	—
3.2	—	3.7	—	—
—	—	5.4	—	2.6
—	10.2	4.2	—	4.8

0.8	—	—	—	—
—	—	1.1	7.8	—

10.2	5.0	5.1	—	5.1
—	3.3	6.7	—	10.5
0.4	—	2.4	—	—

6.3	—	—	—	—
—	8.0	1.2	—	—
0.7	—	—	—	—
—	—	—	—	1.3
0.9	2.0	—	12.7	—
—	1.9	—	12.2	—

4.7	—	—	—	—
92.9	93.9	98.0	85.2	98.6
5.0	—	—	—	—
1.8	6.1	2.0	15.0	1.9
99.7%	100.0%	100.0%	100.2%	100.5%

The accompanying notes are an integral part of these financial statements.

Annual Report  163

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country (continued):

Industry†	Lazard International Equity Advantage Portfolio	Lazard International Equity Concentrated Portfolio	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio

Common & Preferred Stocks
Aerospace & Defense	—%	3.8%	2.0%	2.4%
Air Freight & Logistics	1.7	—	—	—
Airlines	—	—	1.1	1.4
Auto Components	1.4	—	1.2	0.6
Automobiles	2.6	3.2	2.8	3.4
Banks	6.7	—	6.6	7.7
Beverages	—	5.9	3.6	2.3
Biotechnology	0.4	—	—	—
Building Products	3.5	—	—	—
Capital Markets	3.2	—	1.8	0.9
Chemicals	3.8	—	4.8	4.3
Commercial Services & Suppliers	0.6	—	—	—
Communications Equipment	0.1	—	—	—
Construction & Engineering	0.2	—	1.0	0.9
Construction Materials	0.6	—	—	—
Consumer Finance	0.1	—	—	—
Containers & Packaging	—	—	—	—
Distributors	—	—	—	—
Diversified Consumer Services	—	—	—	—
Diversified Financial Services	1.1	—	—	—
Diversified Telecommunication Services	0.9	—	1.3	1.8
Electric Utilities	1.3	—	3.5	1.9
Electrical Equipment	2.8	3.7	4.4	3.9
Electronic Equipment, Instruments & Components	2.1	6.3	3.2	2.7
Entertainment	2.1	—	5.6	3.7
Equity Real Estate Investment Trusts (REITs)	1.4	—	—	—
Food & Staples Retailing	2.4	—	1.9	1.6
Food Products	3.2	—	0.8	0.8
Gas Utilities	0.3	3.3	0.9	1.5
Health Care Equipment & Supplies	2.2	2.4	3.0	2.0
Health Care Providers & Services	—	—	1.0	—
Health Care Technology	—	—	—	—
Hotels, Restaurants & Leisure	1.6	—	—	1.0
Household Durables	3.6	—	—	—
Household Products	1.7	—	—	—
Independent Power & Renewable Electricity Producers	0.4	—	—	—
Industrial Conglomerates	0.5	—	—	—

The accompanying notes are an integral part of these financial statements.

164  Annual Report

Lazard International Equity Value Portfolio	Lazard International Quality Growth Portfolio	Lazard International Small Cap Equity Portfolio	Lazard International Strategic Equity Portfolio	Lazard Managed Equity Volatility Portfolio

1.8%	2.7%	—%	4.5%	2.2%
—	—	1.1	—	—
—	—	—	1.7	—
5.2	—	1.0	—	0.2
5.0	—	—	4.3	—
9.0	5.2	3.5	5.8	2.5
9.7	2.2	3.6	7.0	1.0
—	3.1	—	1.8	1.7
—	4.2	3.6	1.0	0.7
4.1	5.7	6.1	4.0	3.0
6.7	2.0	4.1	1.0	0.8
—	—	3.0	—	2.2
—	—	—	—	0.7
—	—	1.5	—	0.5
—	—	—	—	0.2
—	—	—	—	—
—	—	—	—	1.6
—	—	—	—	0.4
—	—	—	—	1.0
—	—	1.4	—	0.3

—	—	1.1	—	4.0
—	—	—	3.2	3.3
—	1.9	1.0	4.8	0.5

4.2	2.3	0.7	1.0	0.2
5.0	3.4	1.3	6.9	1.2

—	—	3.2	—	2.0
3.6	2.1	1.3	2.0	6.6
—	—	1.1	1.2	5.3
—	—	1.3	—	1.8
—	3.4	2.0	2.6	2.5
—	—	1.0	—	3.0
—	—	0.8	—	—
6.2	—	2.2	3.2	2.1
3.1	—	1.9	—	0.5
—	1.3	—	—	4.9

—	—	0.8	—	0.5
3.9	—	—	—	0.9

The accompanying notes are an integral part of these financial statements.

Annual Report  165

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country (continued):

Industry†	Lazard International Equity Advantage Portfolio	Lazard International Equity Concentrated Portfolio	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio

Insurance	6.2%	11.6%	6.0%	7.4%
Interactive Media & Services	0.2	7.1	1.7	4.0
Internet & Direct Marketing Retail	—	—	—	0.8
IT Services	0.8	4.4	1.2	1.6
Leisure Products	0.1	—	1.0	1.1
Life Sciences Tools & Services	0.5	—	—	1.0
Machinery	2.6	3.8	4.6	5.4
Marine	0.1	—	—	—
Media	0.1	—	1.8	—
Metals & Mining	3.9	3.6	2.5	1.3
Multiline Retail	—	4.7	0.8	2.0
Multi-Utilities	1.8	6.1	2.7	2.3
Oil, Gas & Consumable Fuels	2.5	3.6	2.4	1.8
Paper & Forest Products	0.1	—	—	—
Personal Products	2.0	4.9	2.5	4.9
Pharmaceuticals	10.7	5.1	6.6	5.4
Professional Services	1.6	3.2	3.9	3.4
Real Estate Management & Development	0.9	6.6	3.8	1.9
Road & Rail	0.6	—	1.2	1.1
Semiconductors & Semiconductor Equipment	3.7	—	1.2	—
Software	1.1	—	—	—
Specialty Retail	2.3	—	—	1.4
Technology Hardware, Storage & Peripherals	0.5	6.3	2.0	3.4
Textiles, Apparel & Luxury Goods	0.3	—	—	—
Thrifts & Mortgage Finance	—	—	—	—
Tobacco	2.3	—	—	—
Trading Companies & Distributors	0.1	2.2	1.5	1.3
Transportation Infrastructure	—	—	0.8	0.6
Water Utilities	—	—	—	0.7
Wireless Telecommunication Services	3.1	—	—	—
Subtotal	100.6	101.8	98.7	97.6
Short-Term Investments	0.8	—	1.1	2.2
Total Investments	101.4%	101.8%	99.8%	99.8%

†	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

166  Annual Report

Lazard International Equity Value Portfolio	Lazard International Quality Growth Portfolio	Lazard International Small Cap Equity Portfolio	Lazard International Strategic Equity Portfolio	Lazard Managed Equity Volatility Portfolio

6.3%	7.7%	0.9%	7.2%	2.0%
—	6.3	3.9	1.2	—
—	2.9	—	1.6	—
—	—	3.1	2.3	3.1
2.4	1.5	—	1.3	0.5
—	—	—	—	1.8
6.4	2.2	4.7	5.9	1.5
—	—	—	—	—
—	—	0.8	2.0	3.1
—	—	1.7	2.9	1.3
—	1.8	1.0	0.8	2.5
3.5	—	—	2.3	2.4
2.4	—	0.7	1.0	—
—	—	—	—	—
—	2.1	—	1.2	—
3.3	1.6	4.0	2.9	8.7
—	9.1	4.0	2.3	—

—	—	9.0	3.2	1.5
—	—	—	—	1.4

3.8	8.5	2.0	1.1	0.5
—	3.6	7.2	—	3.2
—	2.8	2.8	2.1	2.8

—	—	—	—	0.6
2.5	2.8	—	—	—
—	—	—	1.2	0.3
—	—	—	—	0.9
—	2.9	2.3	—	0.6
—	—	—	—	—
—	—	1.4	—	0.5

—	—	—	—	1.8
98.1	95.3	98.1	98.5	99.3
2.2	6.6	1.6	1.5	0.6
100.3%	101.9%	99.7%	100.0%	99.9%

The accompanying notes are an integral part of these financial statements.

Annual Report  167

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country (concluded):

Industry†	Lazard US Equity Concentrated Portfolio	Lazard US Equity Focus Portfolio	Lazard US Small Mid Cap Equity -Portfolio	Lazard US Sustainable Equity Portfolio

Common & Preferred Stocks
Aerospace & Defense	—%	—%	2.4%	—%
Air Freight & Logistics	—	—	0.9	—
Airlines	—	—	0.8	—
Auto Components	—	1.2	0.8	1.0
Banks	—	5.4	6.2	6.2
Beverages	—	3.4	—	—
Biotechnology	—	—	4.1	—
Building Products	2.8	—	2.6	—
Capital Markets	9.3	6.2	1.6	4.5
Chemicals	—	—	2.9	2.1
Commercial Services & Suppliers	3.6	3.0	—	3.2
Communications Equipment	—	2.7	2.6	2.3
Construction & Engineering	—	—	1.8	—
Construction Materials	3.8	—	1.4	—
Consumer Finance	—	3.3	—	—
Containers & Packaging	—	—	2.4	2.2
Distributors	1.6	—	—	—
Electrical Equipment	—	—	2.2	2.9
Electronic Equipment, Instruments & Components	3.4	—	1.0	—
Energy Equipment & Services	—	—	1.6	—
Entertainment	1.0	1.3	1.2	2.0
Equity Real Estate Investment Trusts (REITs)	9.2	—	8.0	2.2
Food & Staples Retailing	1.6	2.3	1.3	1.0
Food Products	—	—	1.1	0.2
Gas Utilities	—	—	1.6	—
Health Care Equipment & Supplies	12.9	9.9	1.3	8.3
Health Care Providers & Services	—	—	1.4	4.6
Health Care Technology	—	—	1.1	—
Hotels, Restaurants & Leisure	6.7	6.4	1.6	2.5
Household Durables	—	—	1.9	—
Household Products	—	—	—	2.5
Industrial Conglomerates	—	4.5	1.5	—
Insurance	—	3.0	4.2	—
Interactive Media & Services	7.9	7.1	1.9	—
IT Services	9.7	5.9	4.4	7.0
Leisure Products	2.1	—	2.6	—
Life Sciences Tools & Services	1.2	2.2	5.0	5.1
Machinery	—	—	3.6	3.4
Multiline Retail	3.8	2.1	—	2.6

The accompanying notes are an integral part of these financial statements.

168  Annual Report

Industry†	Lazard US Equity Concentrated Portfolio	Lazard US Equity Focus Portfolio	Lazard US Small Mid Cap Equity -Portfolio	Lazard US Sustainable Equity Portfolio

Oil, Gas & Consumable Fuels	—%	—%	0.4%	—%
Paper & Forest Products	—	—	1.6	—
Pharmaceuticals	—	5.7	1.4	6.3
Professional Services	—	—	—	—
Road & Rail	1.8	4.2	—	2.7
Semiconductors & Semiconductor Equipment	11.3	5.4	2.8	6.1
Software	—	7.5	6.8	11.8
Specialty Retail	3.7	6.2	2.3	5.3
Textiles, Apparel & Luxury Goods	—	—	3.0	—
Trading Companies & Distributors	—	—	1.3	—
Subtotal	97.4	98.9	98.6	98.0
Short-Term Investments	2.5	1.2	—	1.6
Total Investments	99.9%	100.1%	98.6%	99.6%

†	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

Annual Report  169

The Lazard Funds, Inc. Statements of Assets and Liabilities

December 31, 2020	Lazard Developing Markets Equity Portfolio	Lazard Emerging Markets Core Equity Portfolio
ASSETS
Investments in securities, at fair value	$201,479,702	$212,703,894
Foreign currency, at fair value	4,674	10,926
Receivables for:
Investments sold	113,427	30,580
Dividends	202,070	212,126
Capital stock sold	142,624	150,388
Prepaid expenses	—	1,127
Total assets	201,942,497	213,109,041
LIABILITIES
Payables for:
Foreign capital gains taxes	61,111	129,557
Management fees	159,222	175,862
Accrued custodian fees	45,941	36,350
Accrued shareholders’ reports	12,728	11,666
Accrued professional services	45,973	32,540
Accrued distribution fees	2,137	490
Accrued directors’ fees	881	1,029
Accrued registration fees	6,812	20,024
Investments purchased	515,170	31
Capital stock redeemed	483,237	104,520
Other accrued expenses and payables	5,909	6,117
Total liabilities	1,339,121	518,186
Net assets	$200,603,376	$212,590,855
NET ASSETS
Paid in capital	$255,643,436	$169,793,199
Distributable earnings (Accumulated loss)	(55,040,060)	42,797,656
Net assets	$200,603,376	$212,590,855
Institutional Shares
Net assets	$190,689,018	$209,502,638
Shares of capital stock outstanding*	11,013,865	15,971,095
Net asset value, offering and redemption price per share	$17.31	$13.12
Open Shares
Net assets	$9,914,358	$2,543,976
Shares of capital stock outstanding*	575,985	194,354
Net asset value, offering and redemption price per share	$17.21	$13.09
R6 Shares
Net assets	—	$544,241
Shares of capital stock outstanding*	—	41,454
Net asset value, offering and redemption price per share	—	$13.13
Cost of investments in securities	$141,106,319	$142,811,153
Cost of foreign currency	$4,670	$10,920

*	$0.001 par value, 6,900,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

170  Annual Report

Lazard Emerging Markets Equity Advantage Portfolio	Lazard Emerging Markets Equity Blend Portfolio	Lazard Emerging Markets Equity Portfolio	Lazard Equity Franchise Portfolio	Lazard Global Equity Select Portfolio

$28,428,439	$78,571,562	$4,356,109,191	$91,820,141	$93,547,368
3,711	2,030	254,772	19	39

411,927	113,415	38,287,560	—	—
17,483	162,295	4,666,946	248,672	73,231
14,099	19,900	1,920,573	46	74,853
—	—	—	—	—
28,875,659	78,869,202	4,401,239,042	92,068,878	93,695,491

—	114,882	4,274,918	—	—
6,234	46,935	3,646,577	48,457	47,276
20,006	47,335	732,587	14,216	21,954
3,245	73,134	430,216	2,969	1,973
46,649	51,882	193,997	24,017	26,276
202	899	99,916	22	237
187	1,331	29,806	28	75
1,224	6,233	27,579	1,996	10,203
—	31,116	15,462,888	112,433	—
21,315	64,885	6,618,644	11,681	7,149
3,021	5,695	223,649	3,614	4,519
102,083	444,327	31,740,777	219,433	119,662
$28,773,576	$78,424,875	$4,369,498,265	$91,849,445	$93,575,829

$22,209,938	$117,667,376	$4,943,187,758	$80,900,880	$66,912,171
6,563,638	(39,242,501)	(573,689,493)	10,948,565	26,663,658
$28,773,576	$78,424,875	$4,369,498,265	$91,849,445	$93,575,829

$27,897,734	$74,406,215	$3,923,877,626	$91,720,205	$92,418,059
2,022,986	5,390,573	217,598,338	9,016,463	5,662,503

$13.79	$13.80	$18.03	$10.17	$16.32

$875,842	$4,018,660	$421,989,760	$129,240	$1,157,770
63,491	290,075	22,707,741	12,708	70,899

$13.79	$13.85	$18.58	$10.17	$16.33

—	—	$23,630,879	—	—
—	—	1,310,139	—	—

—	—	$18.04	—	—
$22,414,156	$62,180,879	$3,501,967,596	$78,518,274	$67,372,965
$3,710	$2,029	$254,597	$18	$39

Annual Report  171

December 31, 2020	Lazard Global Listed Infrastructure Portfolio	Lazard Global Strategic Equity Portfolio
ASSETS
Investments in securities, at fair value	$6,896,861,347	$4,279,658
Non-controlled affiliated issuers, at fair value (Note 5)	719,019,066	—
Cash	3,731	—
Foreign currency, at fair value	551,768	36
Receivables for:
Dividends	30,424,445	5,556
Capital stock sold	19,276,747	—
Investments sold	2,979,092	—
Amount due from Investment Manager (Note 3)	—	23,449
Gross unrealized appreciation on forward currency contracts	1,627,177	—
Prepaid expenses	—	—
Total assets	7,670,743,373	4,308,699
LIABILITIES
Payables for:
Management fees	5,824,404	—
Accrued custodian fees	373,170	13,720
Accrued professional services	78,975	26,054
Accrued distribution fees	68,286	37
Accrued registration fees	42,874	5,250
Accrued shareholders’ reports	24,122	1,962
Accrued directors’ fees	1,128	467
Capital stock redeemed	8,399,280	—
Investments purchased	521,660	—
Gross unrealized depreciation on forward currency contracts	57,767,779	—
Line of credit outstanding	—	—
Other accrued expenses and payables	204,690	901
Total liabilities	73,306,368	48,391
Net assets	$7,597,437,005	$4,260,308
NET ASSETS
Paid in capital	$7,522,413,726	$2,951,142
Distributable earnings (Accumulated loss)	75,023,279	1,309,166
Net assets	$7,597,437,005	$4,260,308
Institutional Shares
Net assets	$7,289,679,801	$4,075,837
Shares of capital stock outstanding*	497,500,386	336,354
Net asset value, offering and redemption price per share	$14.65	$12.12
Open Shares
Net assets	$307,757,204	$184,471
Shares of capital stock outstanding*	20,993,761	15,347
Net asset value, offering and redemption price per share	$14.66	$12.02
R6 Shares
Net assets	$—	$—
Shares of capital stock outstanding*	—	—
Net asset value, offering and redemption price per share	$—	$—
Cost of investments in securities	$6,409,521,676	$3,011,075
Cost of non-controlled affiliated issuers	$843,268,226	$—
Cost of foreign currency	$550,254	$35

*	$0.001 par value, 6,900,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

172  Annual Report

Lazard International Equity Advantage Portfolio	Lazard International Equity Concentrated Portfolio	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Equity Value Portfolio

$2,627,764	$14,310,096	$3,057,726,425	$94,831,895	$2,759,590
—	—	—	—	—
—	1,421	—	—	—
342	1	79	387	—

7,654	70,955	7,116,334	177,132	12,384
—	—	3,371,346	154,891	2,000
—	163,124	—	—	19,581
17,016	8,200	—	—	16,465

—	—	—	—	—
—	—	50,969	—	—
2,652,776	14,553,797	3,068,265,153	95,164,305	2,810,020

—	—	1,916,535	47,024	—
19,495	19,469	183,561	22,479	12,969
34,196	27,412	62,185	41,619	26,905
24	89	50,631	551	13
1,593	4,974	3,163	21,286	14,057
3,567	3,663	101,080	5,170	3,837
53	459	456	34	210
—	—	3,117,763	34,005	—
—	—	—	—	—

—	—	—	—	—
—	435,000	—	—	—
2,758	1,882	179,666	3,299	1,132
61,686	492,948	5,615,040	175,467	59,123
$2,591,090	$14,060,849	$3,062,650,113	$94,988,838	$2,750,897

$2,458,287	$24,049,320	$2,466,096,465	$82,290,992	$3,321,726
132,803	(9,988,471)	596,553,648	12,697,846	(570,829)
$2,591,090	$14,060,849	$3,062,650,113	$94,988,838	$2,750,897

$2,472,170	$13,648,283	$2,812,450,496	$92,120,963	$2,710,628
239,526	1,364,089	140,490,643	7,993,045	289,650

$10.32	$10.01	$20.02	$11.53	$9.36

$118,920	$412,566	$120,781,017	$2,867,875	$40,269
11,520	41,089	5,960,372	247,615	4,300

$10.32	$10.04	$20.26	$11.58	$9.36

$—	$—	$129,418,600	$—	$—
—	—	6,473,822	—	—

$—	$—	$19.99	$—	$—
$2,211,468	$12,082,245	$2,403,997,488	$78,294,945	$2,374,840
$—	$—	$—	$—	$—
$339	$1	$79	$385	$—

Annual Report  173

December 31, 2020	Lazard International Quality Growth Portfolio	Lazard International Small Cap Equity Portfolio
ASSETS
Investments in securities, at fair value	$10,973,555	$41,849,898
Cash	—	—
Foreign currency, at fair value	—	63
Receivables for:
Dividends	8,764	148,320
Capital stock sold	145,729	50,780
Investments sold	—	449
Amount due from Investment Manager (Note 3)	11,286	—
Prepaid expenses	—	59,856
Total assets	11,139,334	42,109,366
LIABILITIES
Payables for:
Management fees	—	15,548
Foreign capital gains taxes	—	8,994
Accrued custodian fees	10,688	23,391
Accrued shareholders’ reports	7,131	7,009
Accrued distribution fees	59	2,774
Accrued professional services	25,129	49,587
Accrued directors’ fees	36	154
Capital stock redeemed	—	33,633
Investments purchased	327,659	—
Other accrued expenses and payables	4,381	13,088
Total liabilities	375,083	154,178
Net assets	$10,764,251	$41,955,188
NET ASSETS
Paid in capital	$8,382,032	$33,967,563
Distributable earnings (Accumulated loss)	2,382,219	7,987,625
Net assets	$10,764,251	$41,955,188
Institutional Shares
Net assets	$10,473,094	$29,373,738
Shares of capital stock outstanding*	671,884	2,175,223
Net asset value, offering and redemption price per share	$15.59	$13.50
Open Shares
Net assets	$291,157	$12,581,450
Shares of capital stock outstanding*	18,777	931,724
Net asset value, offering and redemption price per share	$15.51	$13.50
R6 Shares
Net assets	—	—
Shares of capital stock outstanding*	—	—
Net asset value, offering and redemption price per share	—	—
Cost of investments in securities	$8,534,967	$32,381,967
Cost of foreign currency	$—	$63

*	$0.001 par value, 6,900,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

174  Annual Report

Lazard International Strategic Equity Portfolio	Lazard Managed Equity Volatility Portfolio	Lazard US Equity Concentrated Portfolio	Lazard US Equity Focus Portfolio	Lazard US Small-Mid Cap Equity Portfolio

$5,919,732,274	$25,797,010	$1,971,301,937	$53,138,787	$102,213,674
—	—	—	—	2,080,779
53,644	45	—	—	—

11,956,166	53,222	1,104,601	16,666	95,042
3,984,784	19,357	2,775,140	42,344	5,805
—	—	—	—	—
—	3,291	—	1,415	—
258,472	—	—	—	—
5,935,985,340	25,872,925	1,975,181,678	53,199,212	104,395,300

3,704,519	—	1,149,753	—	67,145
1,997,334	—	—	—	—
305,441	21,478	70,455	14,199	19,332
144,705	3,092	3,784	2,778	7,941
120,237	22	7,903	267	2,528
59,947	28,988	39,221	51,230	29,457
697	660	481	1,872	523
4,857,333	—	972,078	15,001	627,452
—	—	—	—	—
220,340	4,973	35,744	6,114	8,509
11,410,553	59,213	2,279,419	91,461	762,887
$5,924,574,787	$25,813,712	$1,972,902,259	$53,107,751	$103,632,413

$4,507,544,142	$25,284,784	$1,385,702,554	$35,131,898	$83,356,311
1,417,030,645	528,928	587,199,705	17,975,853	20,276,102
$5,924,574,787	$25,813,712	$1,972,902,259	$53,107,751	$103,632,413

$5,270,610,960	$25,737,309	$1,936,366,991	$31,075,300	$91,983,986
313,114,237	2,184,318	107,284,843	2,323,580	6,377,893

$16.83	$11.78	$18.05	$13.37	$14.42

$535,285,408	$76,403	$34,358,484	$1,285,343	$10,964,641
31,509,845	6,488	1,888,783	95,597	827,420

$16.99	$11.78	$18.19	$13.45	$13.25

$118,678,419	—	$2,176,784	$20,747,108	$683,786
7,044,138	—	120,303	1,550,718	47,409

$16.85	—	$18.09	$13.38	$14.42
$4,407,944,857	$24,103,355	$1,403,606,405	$36,753,429	$76,969,454
$54,032	$44	$—	$—	$—

Annual Report  175

December 31, 2020	Lazard US Sustainable Equity Portfolio
ASSETS
Investments in securities, at fair value	$11,568,793
Receivables for:
Capital stock sold	105,000
Amount due from Investment Manager (Note 3)	23,863
Dividends	4,387
Deferred offering costs (Note 2(f))	65,721
Total assets	11,767,764
LIABILITIES
Payables for:
Offering costs (Note 2(f))	113,422
Accrued professional services	14,366
Accrued custodian fees	9,489
Accrued distribution fees	25
Accrued directors’ fees	14
Other accrued expenses and payables	12,469
Total liabilities	149,785
Net assets	$11,617,979
NET ASSETS
Paid in capital	$9,869,936
Distributable earnings (Accumulated loss)	1,748,043
Net assets	$11,617,979
Institutional Shares
Net assets	$11,489,830
Shares of capital stock outstanding*	942,026
Net asset value, offering and redemption price per share	$12.20
Open Shares
Net assets	$128,149
Shares of capital stock outstanding*	10,495
Net asset value, offering and redemption price per share	$12.21
Cost of investments in securities	$9,849,458

*	$0.001 par value, 6,900,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

176  Annual Report

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Annual Report  177

The Lazard Funds, Inc. Statements of Operations

For the Year Ended December 31, 2020	Lazard Developing Markets Equity Portfolio	Lazard Emerging Markets Core Equity Portfolio
Investment Income (Loss)
Income
Dividends*	$2,730,752	$3,406,067
Expenses
Management fees (Note 3)	1,827,386	1,797,609
Custodian fees	152,182	116,416
Distribution fees (Open Shares)	20,212	4,929
Shareholders’ reports	29,247	25,161
Administration fees	42,263	44,539
Professional services	69,327	58,184
Directors’ fees and expenses	15,474	14,806
Shareholders’ services	23,808	16,690
Registration fees	42,265	67,034
Other^	9,332	15,020
Total gross expenses	2,231,496	2,160,388
Management fees waived and expenses reimbursed	(75,915)	(5,291)
Total net expenses	2,155,581	2,155,097
Net investment income (loss)	575,171	1,250,970
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments**	1,142,588	(15,213,418)
Foreign currency transactions	(212,122)	(50,411)
Total net realized gain (loss)	930,466	(15,263,829)
Net change in unrealized appreciation (depreciation) on:
Investments†	19,622,987	36,378,070
Foreign currency translations	39,612	2,223
Total net change in unrealized appreciation (depreciation)	19,662,599	36,380,293
Net realized and unrealized gain (loss)	20,593,065	21,116,464
Net increase (decrease) in net assets resulting from operations	$21,168,236	$22,367,434
* Net of foreign withholding taxes of	$315,471	$511,556
** Net of foreign capital gains taxes of	$(74,087)	$—
† Includes net change in unrealized appreciation (depreciation) of foreign capital gains taxes of	$18,265	$7,324
^ Includes interest on line of credit of	$496	$1,304

The accompanying notes are an integral part of these financial statements.

178  Annual Report

Lazard Emerging Markets Equity Advantage Portfolio	Lazard Emerging Markets Equity Blend Portfolio	Lazard Emerging Markets Equity Portfolio	Lazard Equity Franchise Portfolio	Lazard Global Equity Select Portfolio

$363,694	$1,863,664	$176,839,140	$1,155,506	$944,396

156,399	775,430	51,292,796	451,276	449,689
72,743	133,881	2,089,502	44,170	64,347
2,197	9,975	1,284,097	454	2,489
6,276	59,274	715,618	5,127	8,586
23,405	30,392	516,342	27,525	29,115
48,753	68,288	461,734	43,535	43,408
5,707	11,485	345,252	6,823	7,979
9,926	17,482	298,404	9,954	12,796
36,678	36,410	18,926	33,619	33,404
6,572	7,174	235,217	9,753	9,957
368,656	1,149,791	57,257,888	632,236	661,770
(163,845)	(189,894)	(5,235)	(93,658)	(35,058)
204,811	959,897	57,252,653	538,578	626,712
158,883	903,767	119,586,487	616,928	317,684

883,099	(2,249,451)	(419,542,443)	(1,409,184)	9,748,110
(21,992)	(59,146)	(7,269,687)	(2,954)	(17,711)
861,107	(2,308,597)	(426,812,130)	(1,412,138)	9,730,399

4,662,594	7,729,362	(347,964,757)	12,203,586	8,083,708
1,310	1,360	27,675	656	2,672

4,663,904	7,730,722	(347,937,082)	12,204,242	8,086,380
5,525,011	5,422,125	(774,749,212)	10,792,104	17,816,779

$5,683,894	$6,325,892	$(655,162,725)	$11,409,032	$18,134,463
$52,817	$243,079	$23,393,996	$35,872	$46,080
$—	$(7,704)	$5,627,164	$—	$—

$—	$(44,117)	$6,784,698	$—	$—
$50	$504	$376	$1,193	$939

Annual Report  179

For the Year Ended December 31, 2020	Lazard Global Listed Infrastructure Portfolio	Lazard Global Strategic Equity Portfolio
Investment Income (Loss)

Income
Dividends
Unaffiliated issuers	$170,193,652	$41,318
Non-controlled affiliated issuers (a)	22,800,822	—
Non-cash dividends	15,419,827	—
Total investment income*	208,414,301	41,318
Expenses
Management fees (Note 3)	66,219,755	25,734
Custodian fees	1,142,522	42,128
Distribution fees (Open Shares)	900,234	368
Administration fees	691,619	21,798
Professional services	643,818	45,452
Shareholders’ reports	559,332	6,480
Shareholders’ services	490,742	8,579
Directors’ fees and expenses	365,835	5,616
Registration fees	276,294	43,925
Other^	291,370	1,348
Total gross expenses	71,581,521	201,428
Management fees waived and expenses reimbursed	—	(167,730)
Total net expenses	71,581,521	33,698
Net investment income (loss)	136,832,780	7,620
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	111,160,782	175,088
Non-controlled affiliated issuers (a)	(12,355,921)	—
Foreign currency transactions	1,733,930	(442)
Forward currency contracts	(342,450,293)	—
Total net realized gain (loss)	(241,911,502)	174,646
Net change in unrealized appreciation (depreciation) on:
Investments	(245,851,794)	562,514
Non-controlled affiliated issuers (a)	(77,970,187)	—
Foreign currency translations	108,452	351
Forward currency contracts	3,106,193	—
Total net change in unrealized appreciation (depreciation)	(320,607,336)	562,865
Net realized and unrealized gain (loss)	(562,518,838)	737,511
Net increase from payments by affiliates (a)	—	—
Net increase (decrease) in net assets resulting from operations	$(425,686,058)	$745,131
* Net of foreign withholding taxes of	$14,242,011	$2,878
^ Includes interest on line of credit of	$—	$—
(a)	See Note 5 for information on affiliated issuers.

The accompanying notes are an integral part of these financial statements.

180  Annual Report

Lazard International Equity Advantage Portfolio	Lazard International Equity Concentrated Portfolio	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Equity Value Portfolio

$65,936	$1,039,008	$54,700,603	$1,715,650	$61,220
—	—	—	—	—
5,598	—	—	—	12,718
71,534	1,039,008	54,700,603	1,715,650	73,938

14,782	439,611	20,170,669	557,382	21,897
63,534	64,194	549,992	74,141	30,779
258	938	576,879	5,930	128
21,671	28,112	314,898	31,176	21,736
39,785	43,470	385,445	52,818	42,708
5,308	7,089	301,935	15,951	5,075
8,168	10,580	108,801	12,736	8,428
5,161	9,213	132,549	9,310	5,546
39,362	39,575	95,564	56,090	47,996
1,005	7,023	103,241	8,292	311
199,034	649,805	22,739,973	823,826	184,604
(178,287)	(133,625)	(22,312)	(45,318)	(158,438)
20,747	516,180	22,717,661	778,508	26,166
50,787	522,828	31,982,942	937,142	47,772

(134,393)	(9,954,036)	(22,036,061)	(1,758,547)	1,801
—	—	—	—	—
149	(5,710)	(332,308)	(21,864)	8,460
—	—	—	—	—
(134,244)	(9,959,746)	(22,368,369)	(1,780,411)	10,261

210,769	(7,025,060)	259,070,629	7,049,360	(297,370)
—	—	—	—	—
338	5,387	500,059	13,621	511
—	—	—	—	—

211,107	(7,019,673)	259,570,688	7,062,981	(296,859)
76,863	(16,979,419)	237,202,319	5,282,570	(286,598)
—	—	—	—	88,959

$127,650	$(16,456,591)	$269,185,261	$6,219,712	$(149,867)
$8,449	$106,196	$6,642,434	$204,446	$8,771
$—	$1,106	$—	$—	$262

Annual Report  181

For the Year Ended December 31, 2020	Lazard International Quality Growth Portfolio	Lazard International Small Cap Equity Portfolio
Investment Income (Loss)

Income
Dividends*	$62,013	$759,104
Expenses
Management fees (Note 3)	42,575	330,827
Distribution fees (Open Shares)	173	34,764
Custodian fees	30,503	70,858
Professional services	42,145	67,334
Administration fees	22,026	26,509
Shareholders’ reports	11,794	9,569
Directors’ fees and expenses	5,194	7,477
Shareholders’ services	8,366	16,107
Registration fees	40,041	37,504
Shareholders’ meeting	—	—
Other^	4,802	5,999
Total gross expenses	207,619	606,948
Management fees waived and expenses reimbursed	(159,113)	(64,234)
Shareholders’ services fees waived	—	—
Total net expenses	48,506	542,714
Net investment income (loss)	13,507	216,390
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments**	92,211	562,801
Foreign currency transactions	(3,149)	(15,472)
Total net realized gain (loss)	89,062	547,329
Net change in unrealized appreciation (depreciation) on:
Investments†	1,554,746	2,265,974
Foreign currency translations	283	4,989
Total net change in unrealized appreciation (depreciation)	1,555,029	2,270,963
Net realized and unrealized gain (loss)	1,644,091	2,818,292
Net increase (decrease) in net assets resulting from operations	$1,657,598	$3,034,682
* Net of foreign withholding taxes of	$9,578	$14,751
** Net of foreign capital gains taxes of	$—	$(55)
† Includes net change in unrealized appreciation (depreciation) of foreign capital gains taxes of	$—	$(8,994)
^ Includes interest on line of credit of	$—	$363

The accompanying notes are an integral part of these financial statements.

182  Annual Report

Lazard International Strategic Equity Portfolio	Lazard Managed Equity Volatility Portfolio	Lazard US Equity Concentrated Portfolio	Lazard US Equity Focus Portfolio	Lazard US Small-Mid Cap Equity Portfolio

$105,916,365	$784,643	$24,503,526	$675,690	$1,386,135

39,977,480	182,045	11,593,825	230,830	806,229
1,332,947	364	92,132	2,790	28,021
1,039,962	66,136	197,168	40,299	50,711
538,014	40,502	139,552	133,496	51,403
532,426	24,932	211,605	28,875	36,553
314,955	5,881	137,473	7,671	13,868
285,960	7,096	75,416	9,244	10,947
158,672	9,624	72,397	12,789	20,987
73,481	35,268	94,086	40,624	58,164
—	—	—	21,974	—
198,596	6,913	66,130	7,187	10,330
44,452,493	378,761	12,679,784	535,779	1,087,213
(7,162)	(150,233)	(3,142)	(238,819)	(3,325)
—	—	—	—	(534)
44,445,331	228,528	12,676,642	296,960	1,083,354
61,471,034	556,115	11,826,884	378,730	302,781

(38,214,138)	(1,494,073)	44,140,640	3,423,426	(4,631,410)
(2,509,376)	7,096	—	—	—
(40,723,514)	(1,486,977)	44,140,640	3,423,426	(4,631,410)

412,260,632	(962,542)	276,752,935	4,304,928	9,989,695
799,513	1,933	—	—	—
413,060,145	(960,609)	276,752,935	4,304,928	9,989,695
372,336,631	(2,447,586)	320,893,575	7,728,354	5,358,285

$433,807,665	$(1,891,471)	$332,720,459	$8,107,084	$5,661,066
$11,024,752	$47,221	$—	$—	$—
$53,277	$—	$—	$—	$—

$(682,690)	$—	$—	$—	$—
$7,570	$310	$2,718	$—	$—

Annual Report  183

For the Year Ended December 31, 2020	Lazard US Sustainable Equity Portfolio (a)
Investment Income (Loss)

Income
Dividends	$64,795
Expenses
Amortization of offering costs (Note 2(f))	59,822
Professional services	31,125
Management fees (Note 3)	27,673
Custodian fees	15,000
Administration fees	9,576
Registration fees	6,980
Organization expenses (Note 2(f))	3,949
Shareholders’ services	3,025
Shareholders’ reports	2,999
Directors’ fees and expenses	2,611
Distribution fees (Open Shares)	140
Other	649
Total gross expenses	163,549
Management fees waived and expenses reimbursed	(127,324)
Shareholders’ services fees waived	(1,493)
Total net expenses	34,732
Net investment income (loss)	30,063
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on Investments	61,946
Total net realized gain (loss)	61,946
Net change in unrealized appreciation (depreciation) on Investments	1,719,335
Total net change in unrealized appreciation (depreciation)	1,719,335
Net realized and unrealized gain (loss)	1,781,281
Net increase (decrease) in net assets resulting from operations	$1,811,344
(a)	From the Portfolio’s commencement of operations on June 30, 2020

The accompanying notes are an integral part of these financial statements.

184  Annual Report

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Annual Report  185

The Lazard Funds, Inc. Statements of Changes in Net Assets

	Lazard Developing Markets Equity Portfolio
	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$575,171	$1,472,917
Net realized gain (loss)	930,466	10,699,901
Net change in unrealized appreciation (depreciation)	19,662,599	46,727,992
Net increase (decrease) in net assets resulting from operations	21,168,236	58,900,810

Distributions to shareholders (Note 2(e))
Net investment income and net realized gains
Institutional Shares	(500,286)	(1,268,157)
Open Shares	(23,947)	(3,920)
R6 Shares	—	—
Return of capital
Institutional Shares	—	—
Open Shares	—	—
Net decrease in net assets resulting from distributions	(524,233)	(1,272,077)

Capital stock transactions
Net proceeds from sales
Institutional Shares	33,579,728	60,661,677
Open Shares	3,336,260	4,243,002
R6 Shares	—	—
Net proceeds from reinvestment of distributions
Institutional Shares	389,550	871,419
Open Shares	21,686	3,642
R6 Shares	—	—
Cost of shares redeemed
Institutional Shares	(88,565,915)	(106,223,710)
Open Shares	(4,209,453)	(4,159,882)
R6 Shares	—	—
Net increase (decrease) in net assets from capital stock transactions	(55,448,144)	(44,603,852)
Total increase (decrease) in net assets	(34,804,141)	13,024,881
Net assets at beginning of period	235,407,517	222,382,636
Net assets at end of period	$200,603,376	$235,407,517

The accompanying notes are an integral part of these financial statements.

186  Annual Report

Lazard Emerging Markets Core Equity Portfolio		Lazard Emerging Markets Equity Advantage Portfolio
Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019

$1,250,970	$4,000,423	$158,883	$189,925
(15,263,829)	(7,673,952)	861,107	(136,829)
36,380,293	42,879,231	4,663,904	1,227,385

22,367,434	39,205,702	5,683,894	1,280,481

(1,248,908)	(3,951,746)	(250,704)	(180,292)
(6,940)	(38,801)	(6,176)	(18,695)
(3,206)	(11,560)	—	—

—	—	—	—
—	—	—	—
(1,259,054)	(4,002,107)	(256,880)	(198,987)

53,105,750	52,118,039	17,937,030	5,720,662
1,691,273	1,564,146	608,209	702,687
62,330	29,966	—	—

1,200,626	3,771,010	250,704	180,292
6,902	37,924	6,176	18,695
3,206	11,560	—	—

(62,957,718)	(101,386,896)	(4,770,498)	(784,072)
(1,705,658)	(1,384,619)	(1,037,074)	(149,975)
(158,910)	(32,195)	—	—

(8,752,199)	(45,271,065)	12,994,547	5,688,289
12,356,181	(10,067,470)	18,421,561	6,769,783
200,234,674	210,302,144	10,352,015	3,582,232
$212,590,855	$200,234,674	$28,773,576	$10,352,015

Annual Report  187

	Lazard Developing Markets Equity Portfolio
	Year Ended December 31, 2020	Year Ended December 31, 2019
Shares issued and redeemed

Institutional Shares
Shares outstanding at beginning of period	15,534,848	18,836,550
Shares sold	2,536,944	4,748,515
Shares issued to shareholders from reinvestment of distributions	27,818	65,429
Shares redeemed	(7,085,745)	(8,115,646)
Net increase (decrease)	(4,520,983)	(3,301,702)
Shares outstanding at end of period	11,013,865	15,534,848

Open Shares
Shares outstanding at beginning of period	643,853	639,563
Shares sold	242,484	327,824
Shares issued to shareholders from reinvestment of distributions	1,556	293
Shares redeemed	(311,908)	(323,827)
Net increase (decrease)	(67,868)	4,290
Shares outstanding at end of period	575,985	643,853

R6 Shares
Shares outstanding at beginning of period	—	—
Shares sold	—	—
Shares issued to shareholders from reinvestment of distributions	—	—
Shares redeemed	—	—
Net increase (decrease)	—	—
Shares outstanding at end of period	—	—

The accompanying notes are an integral part of these financial statements.

188  Annual Report

Lazard Emerging Markets Core Equity Portfolio		Lazard Emerging Markets Equity Advantage Portfolio
Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019

16,728,969	21,031,193	775,852	309,610
5,299,853	4,828,636	1,609,818	519,700

95,867	322,340	19,017	15,331
(6,153,594)	(9,453,200)	(381,701)	(68,789)
(757,874)	(4,302,224)	1,247,134	466,242
15,971,095	16,728,969	2,022,986	775,852

206,183	187,835	98,083	47,382
152,220	143,185	58,240	63,649

559	3,247	469	1,588
(164,608)	(128,084)	(93,301)	(14,536)
(11,829)	18,348	(34,592)	50,701
194,354	206,183	63,491	98,083

50,582	49,941	—	—
5,652	2,722	—	—

255	987	—	—
(15,035)	(3,068)	—	—
(9,128)	641	—	—
41,454	50,582	—	—

Annual Report  189

	Lazard Emerging Markets Equity Blend Portfolio
	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$903,767	$2,249,542
Net realized gain (loss)	(2,308,597)	3,912,605
Net change in unrealized appreciation (depreciation)	7,730,722	35,773,294
Net increase (decrease) in net assets resulting from operations	6,325,892	41,935,441

Distributions to shareholders (Note 2(e))
Net investment income and net realized gains
Institutional Shares	(902,733)	(2,027,625)
Open Shares	(38,967)	(109,850)
R6 Shares	—	—
Net decrease in net assets resulting from distributions	(941,700)	(2,137,475)

Capital stock transactions
Net proceeds from sales
Institutional Shares	13,037,212	18,596,727
Open Shares	447,062	671,088
R6 Shares	—	—
Net proceeds from reinvestment of distributions
Institutional Shares	889,530	1,963,352
Open Shares	38,190	108,503
R6 Shares	—	—
Cost of shares redeemed
Institutional Shares	(41,254,117)	(254,171,213)
Open Shares	(2,493,332)	(2,194,573)
R6 Shares	—	—
Net increase (decrease) in net assets from capital stock transactions	(29,335,455)	(235,026,116)
Total increase (decrease) in net assets	(23,951,263)	(195,228,150)
Net assets at beginning of period	102,376,138	297,604,288
Net assets at end of period	$78,424,875	$102,376,138

The accompanying notes are an integral part of these financial statements.

190  Annual Report

Lazard Emerging Markets Equity Portfolio		Lazard Equity Franchise Portfolio
Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019

$119,586,487	$202,889,114	$616,928	$553,844
(426,812,130)	(249,752,788)	(1,412,138)	1,129,637
(347,937,082)	1,440,971,114	12,204,242	2,184,201

(655,162,725)	1,394,107,440	11,409,032	3,867,682

(92,081,985)	(169,041,662)	(1,012,397)	(2,185,328)
(8,363,930)	(21,287,659)	(1,121)	(16,362)
(1,004,977)	(4,559,729)	—	—

(101,450,892)	(194,889,050)	(1,013,518)	(2,201,690)

846,924,581	1,241,319,671	66,915,810	32,121,208
40,640,285	184,190,310	33,698	81,131
14,719,078	23,433,026	—	—

88,030,506	158,855,659	1,012,397	2,185,328
8,264,600	21,088,746	1,121	16,362
847,221	4,399,954	—	—

(3,083,569,274)	(3,359,204,875)	(26,514,732)	(4,408,143)
(453,247,114)	(381,266,772)	(183,641)	(3,489)
(135,610,119)	(103,858,799)	—	—

(2,673,000,236)	(2,211,043,080)	41,264,653	29,992,397
(3,429,613,853)	(1,011,824,690)	51,660,167	31,658,389
7,799,112,118	8,810,936,808	40,189,278	8,530,889
$4,369,498,265	$7,799,112,118	$91,849,445	$40,189,278

Annual Report  191

	Lazard Emerging Markets Equity Blend Portfolio
	Year Ended December 31, 2020	Year Ended December 31, 2019
Shares issued and redeemed

Institutional Shares
Shares outstanding at beginning of period	7,913,478	29,084,201
Shares sold	1,164,850	1,644,397
Shares issued to shareholders from reinvestment of distributions	67,134	162,664
Shares redeemed	(3,754,889)	(22,977,784)
Net increase (decrease)	(2,522,905)	(21,170,723)
Shares outstanding at end of period	5,390,573	7,913,478

Open Shares
Shares outstanding at beginning of period	488,799	617,871
Shares sold	37,429	59,566
Shares issued to shareholders from reinvestment of distributions	2,871	8,960
Shares redeemed	(239,024)	(197,598)
Net increase (decrease)	(198,724)	(129,072)
Shares outstanding at end of period	290,075	488,799

R6 Shares
Shares outstanding at beginning of period	—	—
Shares sold	—	—
Shares issued to shareholders from reinvestment of distributions	—	—
Shares redeemed	—	—
Net increase (decrease)	—	—
Shares outstanding at end of period	—	—

The accompanying notes are an integral part of these financial statements.

192  Annual Report

Lazard Emerging Markets Equity Portfolio		Lazard Equity Franchise Portfolio
Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019

359,649,575	471,588,782	3,919,193	943,047
55,904,093	72,409,703	8,314,466	3,186,958

5,536,608	9,054,452	102,163	214,812
(203,491,938)	(193,403,362)	(3,319,359)	(425,624)
(142,051,237)	(111,939,207)	5,097,270	2,976,146
217,598,338	359,649,575	9,016,463	3,919,193

50,941,578	60,776,573	30,624	21,455
2,571,349	10,411,216	4,284	7,904

509,353	1,171,555	113	1,608
(31,314,539)	(21,417,766)	(22,313)	(343)
(28,233,837)	(9,834,995)	(17,916)	9,169
22,707,741	50,941,578	12,708	30,624

9,977,898	14,479,168	—	—
1,007,773	1,342,114	—	—

54,837	250,131	—	—
(9,730,369)	(6,093,515)	—	—
(8,667,759)	(4,501,270)	—	—
1,310,139	9,977,898	—	—

Annual Report  193

	Lazard Global Equity Select Portfolio
	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$317,684	$625,877
Net realized gain (loss)	9,730,399	582,620
Net change in unrealized appreciation (depreciation)	8,086,380	15,260,079
Net increase (decrease) in net assets resulting from operations	18,134,463	16,468,576
Distributions to shareholders (Note 2(e))
Net investment income and net realized gains
Institutional Shares	(3,043,294)	(591,542)
Open Shares	(35,091)	(4,254)
Return of capital
Institutional Shares	—	(41,874)
Open Shares	—	(301)
Net decrease in net assets resulting from distributions	(3,078,385)	(637,971)
Capital stock transactions
Net proceeds from sales
Institutional Shares	57,343,908	23,902,011
Open Shares	414,176	300,952
Net proceeds from reinvestment of distributions
Institutional Shares	3,031,617	632,600
Open Shares	35,091	4,555
Cost of shares redeemed
Institutional Shares	(64,939,018)	(23,506,223)
Open Shares	(355,466)	(319,957)
Net increase (decrease) in net assets from capital stock transactions	(4,469,692)	1,013,938
Total increase (decrease) in net assets	10,586,386	16,844,543
Net assets at beginning of period	82,989,443	66,144,900
Net assets at end of period	$93,575,829	$82,989,443

The accompanying notes are an integral part of these financial statements.

194  Annual Report

Lazard Global Listed Infrastructure Portfolio		Lazard Global Strategic Equity Portfolio
Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019

$136,832,780	$174,078,680	$7,620	$30,113
(241,911,502)	166,388,366	174,646	70,692
(320,607,336)	946,115,341	562,865	666,188

(425,686,058)	1,286,582,387	745,131	766,993

(146,650,767)	(297,455,372)	(123,283)	(86,901)
(7,331,111)	(20,318,540)	(5,397)	(3,549)

(34,264,854)	—	—	—
(1,712,909)	—	—	—
(189,959,641)	(317,773,912)	(128,680)	(90,450)

2,811,013,767	2,399,951,864	253,851	10,597
97,410,328	148,379,347	23,248	3,345

137,048,805	231,028,647	123,283	86,901
8,929,119	20,099,034	5,397	3,549

(2,357,774,296)	(1,175,735,705)	(77,247)	(62,241)
(209,443,477)	(217,741,894)	(13,133)	(26,927)

487,184,246	1,405,981,293	315,399	15,224
(128,461,453)	2,374,789,768	931,850	691,767
7,725,898,458	5,351,108,690	3,328,458	2,636,691
$7,597,437,005	$7,725,898,458	$4,260,308	$3,328,458

Annual Report  195

	Lazard Global Equity Select Portfolio
	Year Ended December 31, 2020	Year Ended December 31, 2019
Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	5,634,353	5,577,806
Shares sold	4,228,592	1,750,065
Shares issued to shareholders from reinvestment of distributions	188,886	43,567
Shares redeemed	(4,389,328)	(1,737,085)
Net increase (decrease)	28,150	56,547
Shares outstanding at end of period	5,662,503	5,634,353
Open Shares
Shares outstanding at beginning of period	64,021	65,049
Shares sold	28,090	22,134
Shares issued to shareholders from reinvestment of distributions	2,185	314
Shares redeemed	(23,397)	(23,476)
Net increase (decrease)	6,878	(1,028)
Shares outstanding at end of period	70,899	64,021

*	Shares and shares transactions were adjusted to reflect 1:5 reverse stock split effective November 17, 2020.

The accompanying notes are an integral part of these financial statements.

196  Annual Report

Lazard Global Listed Infrastructure Portfolio		Lazard Global Strategic Equity Portfolio
Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020		Year Ended December 31, 2019

461,276,357	364,507,349	309,023	*	306,168	*
194,182,619	160,154,321	24,511	*	1,248	*

10,363,887	15,108,909	10,552	*	8,564	*
(168,322,477)	(78,494,222)	(7,732	)*	(6,957	)*
36,224,029	96,769,008	27,331	*	2,855	*
497,500,386	461,276,357	336,354	*	309,023	*

28,396,647	31,560,099	14,046	*	16,156	*
6,691,684	9,940,665	2,123	*	345	*

677,742	1,315,681	466	*	354	*
(14,772,312)	(14,419,798)	(1,288	)*	(2,809	)*
(7,402,886)	(3,163,452)	1,301	*	(2,110	)*
20,993,761	28,396,647	15,347		14,046	*

Annual Report  197

	Lazard International Equity Advantage Portfolio
	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$50,787	$53,796
Net realized gain (loss)	(134,244)	(114,244)
Net change in unrealized appreciation (depreciation)	211,107	433,593
Net increase (decrease) in net assets resulting from operations	127,650	373,145
Distributions to shareholders (Note 2(e))
Net investment income and net realized gains
Institutional Shares	(48,006)	(51,885)
Open Shares	(2,025)	(2,117)
R6 Shares	—	—
Net decrease in net assets resulting from distributions	(50,031)	(54,002)
Capital stock transactions
Net proceeds from sales
Institutional Shares	—	—
Open Shares	—	—
R6 Shares	—	—
Net proceeds from reinvestment of distributions
Institutional Shares	48,006	51,885
Open Shares	2,025	2,117
R6 Shares	—	—
Cost of shares redeemed
Institutional Shares	(57,767)	—
Open Shares	—	—
R6 Shares	—	—
Net increase (decrease) in net assets from capital stock transactions	(7,736)	54,002
Total increase (decrease) in net assets	69,883	373,145
Net assets at beginning of period	2,521,207	2,148,062
Net assets at end of period	$2,591,090	$2,521,207

The accompanying notes are an integral part of these financial statements.

198  Annual Report

Lazard International Equity Concentrated Portfolio		Lazard International Equity Portfolio
Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019

$522,828	$1,615,102	$31,982,942	$57,722,385
(9,959,746)	409,364	(22,368,369)	11,065,023
(7,019,673)	14,997,265	259,570,688	444,077,959

(16,456,591)	17,021,731	269,185,261	512,865,367

(502,330)	(1,603,404)	(28,031,055)	(51,130,885)
(12,425)	(5,862)	(2,010,258)	(4,599,789)
—	—	(1,244,237)	(2,207,785)

(514,755)	(1,609,266)	(31,285,550)	(57,938,459)

21,575,394	39,506,689	829,447,085	624,890,241
2,660	650	52,835,440	59,304,312
—	—	55,056,018	39,351,180

502,184	1,554,391	25,025,241	45,137,028
12,425	5,862	1,799,295	4,082,937
—	—	1,241,734	2,202,815

(89,284,855)	(7,673,168)	(749,116,212)	(673,719,289)
(21,492)	(65,223)	(206,597,466)	(74,619,091)
—	—	(44,843,974)	(58,387,031)

(67,213,684)	33,329,201	(35,152,839)	(31,756,898)
(84,185,030)	48,741,666	202,746,872	423,170,010
98,245,879	49,504,213	2,859,903,241	2,436,733,231
$14,060,849	$98,245,879	$3,062,650,113	$2,859,903,241

Annual Report  199

	Lazard International Equity Advantage Portfolio
	Year Ended December 31, 2020	Year Ended December 31, 2019
Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	241,125	235,905
Shares sold	—	—
Shares issued to shareholders from reinvestment of distributions	4,784	5,220
Shares redeemed	(6,383)	—
Net increase (decrease)	(1,599)	5,220
Shares outstanding at end of period	239,526	241,125
Open Shares
Shares outstanding at beginning of period	11,318	11,106
Shares sold	—	—
Shares issued to shareholders from reinvestment of distributions	202	212
Shares redeemed	—	—
Net increase (decrease)	202	212
Shares outstanding at end of period	11,520	11,318
R6 Shares
Shares outstanding at beginning of period	—	—
Shares sold	—	—
Shares issued to shareholders from reinvestment of distributions	—	—
Shares redeemed	—	—
Net increase (decrease)	—	—
Shares outstanding at end of period	—	—

The accompanying notes are an integral part of these financial statements.

200   Annual Report

Lazard International Equity Concentrated Portfolio		Lazard International Equity Portfolio
Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019

9,493,019	5,888,251	134,082,503	134,128,473
2,373,255	4,243,583	50,874,540	35,978,227

51,745	151,058	1,327,534	2,468,167
(10,553,930)	(789,873)	(45,793,934)	(38,492,364)
(8,128,930)	3,604,768	6,408,140	(45,970)
1,364,089	9,493,019	140,490,643	134,082,503

41,695	47,769	13,658,790	14,336,300
272	67	3,165,143	3,324,184

1,277	569	95,416	221,021
(2,155)	(6,710)	(10,958,977)	(4,222,715)
(606)	(6,074)	(7,698,418)	(677,510)
41,089	41,695	5,960,372	13,658,790

—	—	5,788,801	6,803,382
—	—	3,191,487	2,243,161

—	—	65,933	120,673
—	—	(2,572,399)	(3,378,415)
—	—	685,021	(1,014,581)
—	—	6,473,822	5,788,801

Annual Report   201

	Lazard International Equity Select Portfolio
	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$937,142	$2,026,601
Net realized gain (loss)	(1,780,411)	(1,249,040)
Net change in unrealized appreciation (depreciation)	7,062,981	15,192,386
Net increase from payments by affiliates	—	—
Net increase (decrease) in net assets resulting from operations	6,219,712	15,969,947
Distributions to shareholders (Note 2(e))
Net investment income and net realized gains
Institutional Shares	(898,108)	(1,961,509)
Open Shares	(20,139)	(45,672)
Net decrease in net assets resulting from distributions	(918,247)	(2,007,181)
Capital stock transactions
Net proceeds from sales
Institutional Shares	23,196,482	27,372,157
Open Shares	1,529,531	2,220,101
Net proceeds from reinvestment of distributions
Institutional Shares	874,186	1,894,543
Open Shares	19,885	45,594
Cost of shares redeemed
Institutional Shares	(30,557,726)	(23,919,475)
Open Shares	(1,462,806)	(1,572,183)
Net increase (decrease) in net assets from capital stock transactions	(6,400,448)	6,040,737
Total increase (decrease) in net assets	(1,098,983)	20,003,503
Net assets at beginning of period	96,087,821	76,084,318
Net assets at end of period	$94,988,838	$96,087,821
Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	8,707,246	8,172,571
Shares sold	2,451,854	2,702,352
Shares issued to shareholders from reinvestment of distributions	77,913	177,060
Shares redeemed	(3,243,968)	(2,344,737)
Net increase (decrease)	(714,201)	534,675
Shares outstanding at end of period	7,993,045	8,707,246
Open Shares
Shares outstanding at beginning of period	231,629	163,761
Shares sold	156,101	216,058
Shares issued to shareholders from reinvestment of distributions	1,763	4,241
Shares redeemed	(141,878)	(152,431)
Net increase (decrease)	15,986	67,868
Shares outstanding at end of period	247,615	231,629

The accompanying notes are an integral part of these financial statements.

202   Annual Report

Lazard International Equity Value Portfolio		Lazard International Quality Growth Portfolio
Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019

$47,772	$620,073	$13,507	$22,481
10,261	(332,938)	89,062	908
(296,859)	2,145,026	1,555,029	884,213
88,959	—	—	—

(149,867)	2,432,161	1,657,598	907,602

(58,054)	(632,861)	(84,866)	(95,391)
(741)	(6,391)	(2,354)	(236)
(58,795)	(639,252)	(87,220)	(95,627)

2,686,850	386,965	5,094,900	2,920,464
9,981	111,790	265,673	18,500

58,054	632,861	84,866	95,391
680	6,262	2,354	236

(12,992,331)	(12,619,880)	(208,991)	(17,321)
(77,178)	(21,311)	(12,636)	(11,243)

(10,313,944)	(11,503,313)	5,226,166	3,006,027
(10,522,606)	(9,710,404)	6,796,544	3,818,002
13,273,503	22,983,907	3,967,707	149,705
$2,750,897	$13,273,503	$10,764,251	$3,967,707

1,319,964	2,509,997	311,939	14,900
273,087	39,472	370,047	290,807

6,508	63,925	5,572	7,589
(1,309,909)	(1,293,430)	(15,674)	(1,357)
(1,030,314)	(1,190,033)	359,945	297,039
289,650	1,319,964	671,884	311,939

14,189	4,211	771	100
1,262	11,500	18,836	1,613

76	633	155	19
(11,227)	(2,155)	(985)	(961)
(9,889)	9,978	18,006	671
4,300	14,189	18,777	771

Annual Report 203

	Lazard International Small Cap Equity Portfolio
	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$216,390	$597,260
Net realized gain (loss)	547,329	(1,233,823)
Net change in unrealized appreciation (depreciation)	2,270,963	13,644,978
Net increase (decrease) in net assets resulting from operations	3,034,682	13,008,415
Distributions to shareholders (Note 2(e))
Net investment income and net realized gains
Institutional Shares	(729,812)	(993,572)
Open Shares	(274,269)	(532,378)
R6 Shares	—	—
Net decrease in net assets resulting from distributions	(1,004,081)	(1,525,950)
Capital stock transactions
Net proceeds from sales
Institutional Shares	6,686,012	5,735,020
Open Shares	1,357,370	2,821,054
R6 Shares	—	—
Net proceeds from reinvestment of distributions
Institutional Shares	728,414	985,401
Open Shares	269,502	525,950
R6 Shares	—	—
Cost of shares redeemed
Institutional Shares	(17,662,848)	(11,597,241)
Open Shares	(8,911,562)	(7,881,149)
R6 Shares	—	—
Net increase (decrease) in net assets from capital stock transactions	(17,533,112)	(9,410,965)
Total increase (decrease) in net assets	(15,502,511)	2,071,500
Net assets at beginning of period	57,457,699	55,386,199
Net assets at end of period	$41,955,188	$57,457,699

The accompanying notes are an integral part of these financial statements.

204   Annual Report

Lazard International Strategic Equity Portfolio		Lazard Managed Equity Volatility Portfolio
Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019

$61,471,034	$101,146,547	$556,115	$444,759
(40,723,514)	(31,395,597)	(1,486,977)	716,348
413,060,145	1,109,551,562	(960,609)	3,732,305

433,807,665	1,179,302,512	(1,891,471)	4,893,412

(53,074,159)	(100,719,323)	(562,392)	(480,167)
(4,116,579)	(11,005,478)	(1,918)	(2,562)
(1,190,335)	(2,219,743)	—	—

(58,381,073)	(113,944,544)	(564,310)	(482,729)

867,984,229	792,681,193	3,728,503	9,905,800
109,837,899	124,036,050	7,770	9,000
6,884,808	21,028,905	—	—

49,928,530	94,513,926	527,907	439,293
3,877,654	10,047,508	1,918	2,562
1,163,760	2,174,455	—	—

(1,489,992,288)	(911,120,127)	(10,447,520)	(1,072,923)
(288,996,541)	(431,740,280)	(134,993)	(574)
(18,963,448)	(19,831,488)	—	—

(758,275,397)	(318,209,858)	(6,316,415)	9,283,158
(382,848,805)	747,148,110	(8,772,196)	13,693,841
6,307,423,592	5,560,275,482	34,585,908	20,892,067
$5,924,574,787	$6,307,423,592	$25,813,712	$34,585,908

Annual Report  205

	Lazard International Small Cap Equity Portfolio
	Year Ended December 31, 2020	Year Ended December 31, 2019
Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	3,090,617	3,529,666
Shares sold	589,232	514,178
Shares issued to shareholders from reinvestment of distributions	63,230	92,962
Shares redeemed	(1,567,856)	(1,046,189)
Net increase (decrease)	(915,394)	(439,049)
Shares outstanding at end of period	2,175,223	3,090,617
Open Shares
Shares outstanding at beginning of period	1,622,591	2,031,598
Shares sold	121,575	254,632
Shares issued to shareholders from reinvestment of distributions	23,374	49,571
Shares redeemed	(835,816)	(713,210)
Net increase (decrease)	(690,867)	(409,007)
Shares outstanding at end of period	931,724	1,622,591
R6 Shares
Shares outstanding at beginning of period	—	—
Shares sold	—	—
Shares issued to shareholders from reinvestment of distributions	—	—
Shares redeemed	—	—
Net increase (decrease)	—	—
Shares outstanding at end of period	—	—

The accompanying notes are an integral part of these financial statements.

206   Annual Report

Lazard International Strategic Equity Portfolio		Lazard Managed Equity Volatility Portfolio
Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019

357,911,733	359,227,186	2,714,105	1,963,386
63,824,929	55,219,621	339,588	804,074

3,094,195	6,217,811	45,732	34,782
(111,716,620)	(62,752,885)	(915,107)	(88,137)
(44,797,496)	(1,315,453)	(529,787)	750,719
313,114,237	357,911,733	2,184,318	2,714,105

43,939,513	64,009,753	18,298	17,404
8,170,528	8,545,569	693	736

239,698	656,801	167	203
(20,839,894)	(29,272,610)	(12,670)	(45)
(12,429,668)	(20,070,240)	(11,810)	894
31,509,845	43,939,513	6,488	18,298

7,802,421	7,549,275	—	—
482,711	1,459,355	—	—

72,070	142,878	—	—
(1,313,064)	(1,349,087)	—	—
(758,283)	253,146	—	—
7,044,138	7,802,421	—	—

Annual Report   207

	Lazard US Equity Concentrated Portfolio
	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase in Net Assets
Operations
Net investment income (loss)	$11,826,884	$10,746,418
Net realized gain (loss)	44,140,640	16,675,749
Net change in unrealized appreciation (depreciation)	276,752,935	316,438,020
Net increase (decrease) in net assets resulting from operations	332,720,459	343,860,187
Distributions to shareholders (Note 2(e))
Net investment income and net realized gains
Institutional Shares	(31,466,690)	(10,474,453)
Open Shares	(474,468)	(251,259)
R6 Shares	(35,269)	(16,815)
Net decrease in net assets resulting from distributions	(31,976,427)	(10,742,527)
Capital stock transactions
Net proceeds from sales
Institutional Shares	832,814,325	239,444,709
Open Shares	7,487,780	10,485,661
R6 Shares	39,699	52,111
Net proceeds from reinvestment of distributions
Institutional Shares	29,424,137	9,489,994
Open Shares	465,481	245,698
R6 Shares	35,269	16,815
Cost of shares redeemed
Institutional Shares	(496,523,782)	(337,781,398)
Open Shares	(21,891,108)	(27,918,973)
R6 Shares	(133,537)	(444,560)
Net increase (decrease) in net assets from capital stock transactions	351,718,264	(106,409,943)
Total increase (decrease) in net assets	652,462,296	226,707,717
Net assets at beginning of period	1,320,439,963	1,093,732,246
Net assets at end of period	$1,972,902,259	$1,320,439,963

The accompanying notes are an integral part of these financial statements.

208  Annual Report

Lazard US Equity Focus Portfolio		Lazard US Small-Mid Cap Equity Portfolio
Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019

$378,730	$775,182	$302,781	$528,891
3,423,426	9,274,046	(4,631,410)	9,996,563
4,304,928	8,829,523	9,989,695	24,785,901

8,107,084	18,878,751	5,661,066	35,311,355

(1,576,592)	(3,507,462)	(689,524)	(3,405,960)
(62,169)	(115,921)	(79,756)	(467,265)
(978,148)	(1,131,458)	(4,077)	—

(2,616,909)	(4,754,841)	(773,357)	(3,873,225)

1,198,572	2,432,592	41,076,855	43,497,892
49,836	24,674	1,508,700	1,907,057
11,195,761	5,577,813	710,287	—

1,575,875	3,507,279	684,306	3,376,123
61,322	115,887	73,301	439,046
978,148	1,131,458	4,077	—

(7,184,723)	(46,017,010)	(62,404,831)	(80,591,007)
(68,642)	(61,182)	(5,586,777)	(4,715,661)
(4,575,266)	(8,015,687)	(75,526)	—

3,230,883	(41,304,176)	(24,009,608)	(36,086,550)
8,721,058	(27,180,266)	(19,121,899)	(4,648,420)
44,386,693	71,566,959	122,754,312	127,402,732
$53,107,751	$44,386,693	$103,632,413	$122,754,312

Annual Report  209

	Lazard US Equity Concentrated Portfolio
	Year Ended December 31, 2020	Year Ended December 31, 2019
Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	75,485,283	80,772,130
Shares sold	61,909,549	16,233,590
Shares issued to shareholders from reinvestment of distributions	1,653,980	564,545
Shares redeemed	(31,763,969)	(22,084,982)
Net increase (decrease)	31,799,560	(5,286,847)
Shares outstanding at end of period	107,284,843	75,485,283
Open Shares
Shares outstanding at beginning of period	2,759,073	3,925,727
Shares sold	471,205	683,831
Shares issued to shareholders from reinvestment of distributions	25,961	14,504
Shares redeemed	(1,367,456)	(1,864,989)
Net increase (decrease)	(870,290)	(1,166,654)
Shares outstanding at end of period	1,888,783	2,759,073
R6 Shares†
Shares outstanding at beginning of period	123,837	147,098
Shares sold	2,646	3,494
Shares issued to shareholders from reinvestment of distributions	1,978	998
Shares redeemed	(8,158)	(27,753)
Net increase (decrease)	(3,534)	(23,261)
Shares outstanding at end of period	120,303	123,837

†	The inception date for the US Small-Mid Cap Equity R6 Shares was January 8, 2020.

The accompanying notes are an integral part of these financial statements.

210  Annual Report

Lazard US Equity Focus Portfolio		Lazard US Small-Mid Cap Equity Portfolio
Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019

2,714,562	5,927,072	7,925,745	10,493,688
100,582	202,537	3,732,653	3,337,117

122,119	292,273	56,694	247,154
(613,683)	(3,707,320)	(5,337,199)	(6,152,214)
(390,982)	(3,212,510)	(1,547,852)	(2,567,943)
2,323,580	2,714,562	6,377,893	7,925,745

92,372	85,762	1,164,098	1,368,812
4,311	2,053	138,148	159,368

4,733	9,609	6,598	34,845
(5,819)	(5,052)	(481,424)	(398,927)
3,225	6,610	(336,678)	(204,714)
95,597	92,372	827,420	1,164,098

881,361	982,747	—	—
1,003,398	474,198	53,236	—

75,523	94,367	338	—
(409,564)	(669,951)	(6,165)	—
669,357	(101,386)	47,409	—
1,550,718	881,361	47,409	—

Annual Report  211

Year Ended December 31, 2020 (a)	Lazard US Sustainable Equity Portfolio
Increase in Net Assets
Operations
Net investment income (loss)	$30,063
Net realized gain (loss)	61,946
Net change in unrealized appreciation (depreciation)	1,719,335
Net increase (decrease) in net assets resulting from operations	1,811,344
Distributions to shareholders (Note 2(e))
Net investment income and net realized gains
Institutional Shares	(62,973)
Open Shares	(393)
Net decrease in net assets resulting from distributions	(63,366)
Capital stock transactions
Net proceeds from sales
Institutional Shares	9,704,139
Open Shares	105,500
Net proceeds from reinvestment of distributions
Institutional Shares	62,973
Open Shares	393
Cost of shares redeemed
Institutional Shares	(3,004)
Net increase (decrease) in net assets from capital stock transactions	9,870,001
Total increase (decrease) in net assets	11,617,979
Net assets at beginning of period	—
Net assets at end of period	$11,617,979
Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	—
Shares sold	937,041
Shares issued to shareholders from reinvestment of distributions	5,235
Shares redeemed	(250)
Net increase (decrease)	942,026
Shares outstanding at end of period	942,026
Open Shares
Shares outstanding at beginning of period	—
Shares sold	10,462
Shares issued to shareholders from reinvestment of distributions	33
Net increase (decrease)	10,495
Shares outstanding at end of period	10,495

(a)	The Portfolio commenced operations on June 30, 2020

The accompanying notes are an integral part of these financial statements.

212  Annual Report

The Lazard Funds, Inc. Financial Highlights

LAZARD DEVELOPING MARKETS EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Institutional Shares
Net asset value, beginning of period	$14.55	$11.42	$14.48	$10.28	$9.04
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.04	0.08	0.11	0.03	0.05	^
Net realized and unrealized gain (loss)	2.76	3.13	(3.08)	4.20	1.29
Total from investment operations	2.80	3.21	(2.97)	4.23	1.34
Less distributions from:
Net investment income	(0.04)	(0.08)	(0.09)	(0.03)	(0.10)
Total distributions	(0.04)	(0.08)	(0.09)	(0.03)	(0.10)
Redemption fees	—	—	—	—	—	(b)
Net asset value, end of period	$17.31	$14.55	$11.42	$14.48	$10.28
Total Return (c)	19.33%	28.17%	–20.58%	41.15%	14.81	%^

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$190,689	$226,067	$215,120	$268,730	$189,035
Ratios to average net assets:
Net expenses	1.17%	1.16%	1.14%	1.18%	1.21	%^
Gross expenses	1.21%	1.16%	1.14%	1.18%	1.23%
Net investment income (loss)	0.33%	0.63%	0.83%	0.24%	0.48	%^
Portfolio turnover rate	57%	55%	63%	46%	56%

The accompanying notes are an integral part of these financial statements.

Annual Report  213

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Open Shares
Net asset value, beginning of period	$14.51	$11.36	$14.45	$10.28	$9.05
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.01	0.05	0.06	(0.02)	0.01 ^
Net realized and unrealized gain (loss)	2.73	3.11	(3.06)	4.19	1.28
Total from investment operations	2.74	3.16	(3.00)	4.17	1.29
Less distributions from:
Net investment income	(0.04)	(0.01)	(0.09)	—	(0.06)
Total distributions	(0.04)	(0.01)	(0.09)	—	(0.06)
Redemption fees	—	—	—	—	— (b)
Net asset value, end of period	$17.21	$14.51	$11.36	$14.45	$10.28
Total Return (c)	18.97%	27.79%	–20.83%#	40.56%	14.31%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$9,914	$9,341	$7,263	$12,569	$7,272
Ratios to average net assets:
Net expenses	1.44%	1.46%	1.51%	1.58%	1.60%^
Gross expenses	1.53%	1.55%	1.51%	1.58%	1.65%
Net investment income (loss)	0.04%	0.36%	0.42%	–0.17%	0.06%^
Portfolio turnover rate	57%	55%	63%	46%	56%

^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the period. The amount of the reimbursement was less than $0.005 per share. There was no impact on the total return of the Portfolio. For Institutional Shares, the impact on net expenses and net investment income (loss) ratios of the Portfolio was less than 0.005%. For Open Shares, the net expenses and net investment income (loss) ratios of the Portfolio would be unchanged as the change to the period custodian fees was offset against the period expense waivers/reimbursements with no impact to net expenses or net investment income (loss).
#	The Portfolio received settlement proceeds from a foreign exchange trading class action lawsuit. The proceeds from the settlement represented a realized gain and were recorded in the period received. There was a 0.07% impact on the total return of the Portfolio’s Open Shares.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

214  Annual Report

LAZARD EMERGING MARKETS CORE EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Institutional Shares
Net asset value, beginning of period	$11.79	$9.89	$12.30	$8.83	$8.60
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.08	0.20	0.16	0.11	0.08
Net realized and unrealized gain (loss)	1.33	1.93	(2.39)	3.45	0.22
Total from investment operations	1.41	2.13	(2.23)	3.56	0.30
Less distributions from:
Net investment income	(0.08)	(0.23)	(0.18)	(0.09)	(0.07)
Total distributions	(0.08)	(0.23)	(0.18)	(0.09)	(0.07)
Redemption fees	—	—	—	—	— (b)
Net asset value, end of period	$13.12	$11.79	$9.89	$12.30	$8.83
Total Return (c)	11.98%	21.59%	–18.12%	40.35%	3.47%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$209,503	$197,213	$207,955	$230,343	$122,995
Ratios to average net assets:
Net expenses	1.20%	1.18%	1.18%	1.20%	1.30%
Gross expenses	1.20%	1.18%	1.18%	1.20%	1.31%
Net investment income (loss)	0.70%	1.83%	1.44%	0.98%	0.89%
Portfolio turnover rate	23%	19%	30%	15%	62%

The accompanying notes are an integral part of these financial statements.

Annual Report  215

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Open Shares
Net asset value, beginning of period	$11.76	$9.87	$12.27	$8.81	$8.58
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.04	0.16	0.11	0.06	0.07
Net realized and unrealized gain (loss)	1.33	1.92	(2.37)	3.45	0.20
Total from investment operations	1.37	2.08	(2.26)	3.51	0.27
Less distributions from:
Net investment income	(0.04)	(0.19)	(0.14)	(0.05)	(0.04)
Total distributions	(0.04)	(0.19)	(0.14)	(0.05)	(0.04)
Net asset value, end of period	$13.09	$11.76	$9.87	$12.27	$8.81
Total Return (c)	11.66%	21.08%	–18.43%	39.80%	3.17%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,544	$2,425	$1,853	$1,828	$729
Ratios to average net assets:
Net expenses	1.50%	1.55%	1.58%	1.60%	1.60%
Gross expenses	1.62%	1.90%	2.00%	2.45%	2.14%
Net investment income (loss)	0.35%	1.48%	1.00%	0.56%	0.85%
Portfolio turnover rate	23%	19%	30%	15%	62%

The accompanying notes are an integral part of these financial statements.

216  Annual Report

Selected data for a share of capital stock outstanding	Year Ended		For the Period 4/6/18* to
throughout each period	12/31/20	12/31/19	12/31/18
R6 Shares
Net asset value, beginning of period	$11.80	$9.89	$12.21
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.07	0.20	0.14
Net realized and unrealized gain (loss)	1.34	1.94	(2.28)
Total from investment operations	1.41	2.14	(2.14)
Less distributions from:
Net investment income	(0.08)	(0.23)	(0.18)
Total distributions	(0.08)	(0.23)	(0.18)
Net asset value, end of period	$13.13	$11.80	$9.89
Total Return (c)	11.97%	21.69%	–17.52%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$544	$597	$494
Ratios to average net assets (d):
Net expenses	1.20%	1.18%	1.16%
Gross expenses	1.87%	3.23%	7.68%
Net investment income (loss)	0.63%	1.80%	1.71%
Portfolio turnover rate	23%	19%	30%

*	The inception date for the R6 Shares was April 6, 2018.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(d)	Annualized for a period of less than one year except for non-recurring expenses.

The accompanying notes are an integral part of these financial statements.

Annual Report  217

LAZARD EMERGING MARKETS EQUITY ADVANTAGE PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Institutional Shares
Net asset value, beginning of period	$11.84	$10.03	$12.27	$8.71	$8.06
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.10	0.24	0.19	0.12	0.12
Net realized and unrealized gain (loss)	1.97	1.80	(2.19)	3.58	0.67
Total from investment operations	2.07	2.04	(2.00)	3.70	0.79
Less distributions from:
Net investment income	(0.10)	(0.23)	(0.22)	(0.13)	(0.13)
Net realized gains	(0.02)	—	— (b)	—	—
Return of capital	—	—	(0.02)	(0.01)	(0.01)
Total distributions	(0.12)	(0.23)	(0.24)	(0.14)	(0.14)
Net asset value, end of period	$13.79	$11.84	$10.03	$12.27	$8.71
Total Return (c)	17.50%	20.34%	–16.23%	42.52%	9.83%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$27,898	$9,190	$3,107	$4,191	$2,896
Ratios to average net assets:
Net expenses	1.10%	1.10%	1.10%	1.10%	1.10%
Gross expenses	1.97%	3.19%	5.60%	6.29%	9.57%
Net investment income (loss)	0.87%	2.15%	1.59%	1.15%	1.41%
Portfolio turnover rate	91%	59%	61%	52%	57%

The accompanying notes are an integral part of these financial statements.

218  Annual Report

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Open Shares
Net asset value, beginning of period	$11.85	$10.04	$12.27	$8.71	$8.06
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.09	0.21	0.16	0.08	0.09
Net realized and unrealized gain (loss)	1.93	1.79	(2.18)	3.58	0.68
Total from investment operations	2.02	2.00	(2.02)	3.66	0.77
Less distributions from:
Net investment income	(0.06)	(0.19)	(0.19)	(0.09)	(0.11)
Net realized gains	(0.02)	—	— (b)	—	—
Return of capital	—	—	(0.02)	(0.01)	(0.01)
Total distributions	(0.08)	(0.19)	(0.21)	(0.10)	(0.12)
Net asset value, end of period	$13.79	$11.85	$10.04	$12.27	$8.71
Total Return (c)	17.10%	19.97%	–16.40%	42.09%	9.51%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$876	$1,162	$476	$356	$120
Ratios to average net assets:
Net expenses	1.35%	1.38%	1.40%	1.40%	1.40%
Gross expenses	2.68%	4.32%	8.09%	12.17%	20.02%
Net investment income (loss)	0.76%	1.87%	1.35%	0.72%	1.06%
Portfolio turnover rate	91%	59%	61%	52%	57%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

Annual Report  219

LAZARD EMERGING MARKETS EQUITY BLEND PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Institutional Shares
Net asset value, beginning of period	$12.18	$10.02	$12.93	$9.60	$8.53
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.13	0.13	0.17	0.10	0.08	^
Net realized and unrealized gain (loss)	1.66	2.29	(2.89)	3.35	1.04
Total from investment operations	1.79	2.42	(2.72)	3.45	1.12
Less distributions from:
Net investment income	(0.17)	(0.26)	(0.19)	(0.12)	(0.05)
Total distributions	(0.17)	(0.26)	(0.19)	(0.12)	(0.05)
Redemption fees	—	—	—	—	—	(b)
Net asset value, end of period	$13.80	$12.18	$10.02	$12.93	$9.60
Total Return (c)	14.74%	24.21%	–21.05%	35.98%	13.12	%^

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$74,406	$96,399	$291,404	$385,492	$282,473
Ratios to average net assets:
Net expenses	1.22%	1.26%	1.15%	1.21%	1.25	%^
Gross expenses	1.46%	1.26%	1.15%	1.21%	1.26%
Net investment income (loss)	1.18%	1.16%	1.39%	0.90%	0.88	%^
Portfolio turnover rate	53%	56%	61%	57%	47%

The accompanying notes are an integral part of these financial statements.

220  Annual Report

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Open Shares
Net asset value, beginning of period	$12.23	$10.03	$12.95	$9.62	$8.55
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.10	0.14	0.12	0.06	0.05	^
Net realized and unrealized gain (loss)	1.65	2.29	(2.89)	3.34	1.04
Total from investment operations	1.75	2.43	(2.77)	3.40	1.09
Less distributions from:
Net investment income	(0.13)	(0.23)	(0.15)	(0.07)	(0.02)
Return of capital	—	—	—	—	—	(b)
Total distributions	(0.13)	(0.23)	(0.15)	(0.07)	(0.02)
Redemption fees	—	—	—	— (b)	—	(b)
Net asset value, end of period	$13.85	$12.23	$10.03	$12.95	$9.62
Total Return (c)	14.39%	24.21%	–21.39%	35.38%	12.74	%^

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$4,019	$5,977	$6,200	$9,728	$6,804
Ratios to average net assets:
Net expenses	1.48%	1.52%	1.53%	1.60%	1.60	%^
Gross expenses	1.83%	1.77%	1.53%	1.61%	1.89%
Net investment income (loss)	0.88%	1.27%	1.01%	0.50%	0.54	%^
Portfolio turnover rate	53%	56%	61%	57%	47%

^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the period. The amount of the reimbursement was less than $0.005 per share. There was no impact on the total return of the Portfolio. The impact on net expenses and net investment income (loss) ratios of the Portfolio was less than 0.005%.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

Annual Report  221

LAZARD EMERGING MARKETS EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Institutional Shares
Net asset value, beginning of period	$18.48	$16.06	$20.02	$15.96	$13.44
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.37	0.42	0.39	0.33	0.24	^
Net realized and unrealized gain (loss)	(0.44)	2.45	(4.01)	4.13	2.52
Total from investment operations	(0.07)	2.87	(3.62)	4.46	2.76
Less distributions from:
Net investment income	(0.38)	(0.45)	(0.34)	(0.40)	(0.24)
Total distributions	(0.38)	(0.45)	(0.34)	(0.40)	(0.24)
Redemption fees	—	—	—	—	—	(b)
Net asset value, end of period	$18.03	$18.48	$16.06	$20.02	$15.96
Total Return (c)	–0.10%	18.04%	–18.09%	28.02%	20.52	%^

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$3,923,878	$6,645,429	$7,573,861	$11,285,358	$9,311,693
Ratios to average net assets:
Net expenses	1.09%	1.08%	1.07%	1.08%	1.09	%^
Gross expenses	1.09%	1.08%	1.07%	1.08%	1.09%
Net investment income (loss)	2.36%	2.42%	2.12%	1.82%	1.59	%^
Portfolio turnover rate	39%	20%	16%	14%	12%

The accompanying notes are an integral part of these financial statements.

222  Annual Report

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Open Shares
Net asset value, beginning of period	$19.03	$16.53	$20.60	$16.41	$13.82
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.34	0.39	0.35	0.29	0.21	^
Net realized and unrealized gain (loss)	(0.45)	2.52	(4.12)	4.25	2.58
Total from investment operations	(0.11)	2.91	(3.77)	4.54	2.79
Less distributions from:
Net investment income	(0.34)	(0.41)	(0.30)	(0.35)	(0.20)
Total distributions	(0.34)	(0.41)	(0.30)	(0.35)	(0.20)
Redemption fees	—	—	—	—	—	(b)
Net asset value, end of period	$18.58	$19.03	$16.53	$20.60	$16.41
Total Return (c)	–0.34%	17.73%	–18.32%	27.73%	20.17	%^

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$421,990	$969,347	$1,004,569	$1,515,715	$1,287,552
Ratios to average net assets:
Net expenses	1.34%	1.34%	1.32%	1.34%	1.35	%^
Gross expenses	1.34%	1.34%	1.32%	1.34%	1.35%
Net investment income (loss)	2.08%	2.19%	1.85%	1.55%	1.35	%^
Portfolio turnover rate	39%	20%	16%	14%	12%

The accompanying notes are an integral part of these financial statements.

Annual Report  223

Selected data for a share of capital stock outstanding	Year Ended
throughout the period	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
R6 Shares
Net asset value, beginning of period	$18.47	$16.06	$20.02	$15.96	$13.44
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.40	0.40	0.40	0.35	0.23	^
Net realized and unrealized gain (loss)	(0.45)	2.46	(4.02)	4.11	2.53
Total from investment operations	(0.05)	2.86	(3.62)	4.46	2.76
Less distributions from:
Net investment income	(0.38)	(0.45)	(0.34)	(0.40)	(0.24)
Total distributions	(0.38)	(0.45)	(0.34)	(0.40)	(0.24)
Net asset value, end of period	$18.04	$18.47	$16.06	$20.02	$15.96
Total Return (c)	0.01%	17.98%	–18.09%	28.02%	20.52	%^

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$23,631	$184,337	$232,507	$372,568	$197,959
Ratios to average net assets:
Net expenses	1.08%	1.08%	1.07%	1.08%	1.09	%^
Gross expenses	1.09%	1.08%	1.07%	1.08%	1.10%
Net investment income (loss)	2.52%	2.30%	2.15%	1.91%	1.54	%^
Portfolio turnover rate	39%	20%	16%	14%	12%

^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the period. The amount of the reimbursement was less than $0.005 per share. There was no impact on the total return of the Portfolio. The impact on net expenses and net investment income (loss) ratios of the Portfolio was less than 0.005%.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

224  Annual Report

LAZARD EQUITY FRANCHISE PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended			For the Period 9/29/17* to
throughout each period	12/31/20	12/31/19	12/31/18	12/31/17
Institutional Shares
Net asset value, beginning of period	$10.17	$8.84	$10.38	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.10	0.19	0.20	0.03
Net realized and unrealized gain (loss)	0.02	1.73	(0.75)	0.40
Total from investment operations	0.12	1.92	(0.55)	0.43
Less distributions from:
Net investment income	(0.07)	(0.15)	(0.21)	(0.03)
Net realized gains	(0.05)	(0.44)	(0.78)	(0.02)
Total distributions	(0.12)	(0.59)	(0.99)	(0.05)
Net asset value, end of period	$10.17	$10.17	$8.84	$10.38
Total Return (b)	1.15%	21.70%	–5.10%	4.25%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$91,720	$39,878	$8,341	$5,566
Ratios to average net assets (c):
Net expenses	0.95%	0.95%	0.95%	0.95%
Gross expenses	1.11%	1.36%	3.42%	3.21%
Net investment income (loss)	1.09%	1.95%	1.94%	1.26%
Portfolio turnover rate	79%	95%	97%	10%

The accompanying notes are an integral part of these financial statements.

Annual Report  225

Selected data for a share of capital stock outstanding	Year Ended			For the Period 9/29/17* to
throughout each period	12/31/20	12/31/19	12/31/18	12/31/17
Open Shares
Net asset value, beginning of period	$10.17	$ 8.84	$10.38	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.09	0.16	0.19	0.03
Net realized and unrealized gain (loss)	— (d)	1.73	(0.77)	0.39
Total from investment operations	0.09	1.89	(0.58)	0.42
Less distributions from:
Net investment income	(0.04)	(0.12)	(0.18)	(0.02)
Net realized gains	(0.05)	(0.44)	(0.78)	(0.02)
Total distributions	(0.09)	(0.56)	(0.96)	(0.04)
Net asset value, end of period	$10.17	$10.17	$ 8.84	$10.38
Total Return (b)	0.90%	21.40%	–5.34%	4.18%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$ 129	$ 312	$ 190	$ 111
Ratios to average net assets (c):
Net expenses	1.20%	1.18%	1.20%	1.20%
Gross expenses	3.64%	5.78%	10.19%	23.62%
Net investment income (loss)	1.00%	1.64%	1.75%	1.14%
Portfolio turnover rate	79%	95%	97%	10%

*	The Portfolio commenced operations on September 29, 2017.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(c)	Annualized for a period of less than one year except for non-recurring expenses.
(d)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

226  Annual Report

LAZARD GLOBAL EQUITY SELECT PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Institutional Shares
Net asset value, beginning of period	$14.56	$11.72	$13.04	$10.53	$10.33
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.07	0.11	0.09	0.07	0.09
Net realized and unrealized gain (loss)	2.24	2.84	(1.02)	2.93	0.18
Total from investment operations	2.31	2.95	(0.93)	3.00	0.27
Less distributions from:
Net investment income	(0.05)	(0.10)	(0.06)	(0.10)	(0.07)
Net realized gains	(0.50)	—	(0.32)	(0.39)	—
Return of capital	—	(0.01)	(0.01)	—	—
Total distributions	(0.55)	(0.11)	(0.39)	(0.49)	(0.07)
Redemption fees	—	—	—	—	— (b)
Net asset value, end of period	$16.32	$14.56	$11.72	$13.04	$10.53
Total Return (c)	15.97%	25.20%	–7.12%	28.52%	2.66%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$92,418	$82,057	$65,382	$58,201	$31,197
Ratios to average net assets:
Net expenses	0.90%	1.01%	1.05%	1.05%	1.07%
Gross expenses	0.95%	1.08%	1.08%	1.30%	1.75%
Net investment income (loss)	0.46%	0.85%	0.70%	0.60%	0.86%
Portfolio turnover rate	90%	25%	34%	34%	40%

The accompanying notes are an integral part of these financial statements.

Annual Report  227

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Open Shares
Net asset value, beginning of period	$14.57	$11.73	$13.04	$10.54	$10.34
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.05	0.08	0.05	0.04	0.06
Net realized and unrealized gain (loss)	2.22	2.83	(1.01)	2.91	0.18
Total from investment operations	2.27	2.91	(0.96)	2.95	0.24
Less distributions from:
Net investment income	(0.01)	(0.07)	(0.02)	(0.06)	(0.04)
Net realized gains	(0.50)	—	(0.32)	(0.39)	—
Return of capital	—	— (b)	(0.01)	—	—
Total distributions	(0.51)	(0.07)	(0.35)	(0.45)	(0.04)
Net asset value, end of period	$16.33	$14.57	$11.73	$13.04	$10.54
Total Return (c)	15.67%	24.82%	–7.33%	28.01%	2.35%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,158	$933	$763	$711	$515
Ratios to average net assets:
Net expenses	1.15%	1.30%	1.35%	1.35%	1.37%
Gross expenses	1.74%	2.36%	2.80%	3.70%	5.38%
Net investment income (loss)	0.35%	0.56%	0.41%	0.32%	0.56%
Portfolio turnover rate	90%	25%	34%	34%	40%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

228  Annual Report

LAZARD GLOBAL LISTED INFRASTRUCTURE PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Institutional Shares
Net asset value, beginning of period	$15.78	$13.51	$15.99	$14.17	$13.42
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.27	0.40	0.41	0.39	0.31	^
Net realized and unrealized gain (loss)	(1.02)	2.57	(0.96)	2.54	0.92
Total from investment operations	(0.75)	2.97	(0.55)	2.93	1.23
Less distributions from:
Net investment income	(0.04)	(0.70)	(0.72)	(0.29)	(0.34)
Net realized gains	(0.27)	—	(1.21)	(0.82)	(0.14)
Return of capital	(0.07)	—	—	—	—
Total distributions	(0.38)	(0.70)	(1.93)	(1.11)	(0.48)
Redemption fees	—	—	—	—	—	(b)
Net asset value, end of period	$14.65	$15.78	$13.51	$15.99	$14.17
Total Return (c)	–4.48%	22.26%	–3.68%	20.73%	9.30	%^

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$7,289,680	$7,277,512	$4,924,359	$4,778,042	$2,931,161
Ratios to average net assets:
Net expenses	0.96%	0.95%	0.95%	0.95%	0.96	%^
Gross expenses	0.96%	0.95%	0.95%	0.95%	0.96%
Net investment income (loss)	1.87%	2.63%	2.65%	2.44%	2.29	%^
Portfolio turnover rate	42%	33%	49%	33%	35%

The accompanying notes are an integral part of these financial statements.

Annual Report  229

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Open Shares
Net asset value, beginning of period	$15.79	$13.52	$16.01	$14.20	$13.45
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.23	0.36	0.37	0.35	0.29	^
Net realized and unrealized gain (loss)	(1.01)	2.57	(0.97)	2.55	0.91
Total from investment operations	(0.78)	2.93	(0.60)	2.90	1.20
Less distributions from:
Net investment income	(0.03)	(0.66)	(0.68)	(0.27)	(0.31)
Net realized gains	(0.25)	—	(1.21)	(0.82)	(0.14)
Return of capital	(0.07)	—	—	—	—
Total distributions	(0.35)	(0.66)	(1.89)	(1.09)	(0.45)
Redemption fees	—	—	—	—	—	(b)
Net asset value, end of period	$14.66	$15.79	$13.52	$16.01	$14.20
Total Return (c)	–4.68%	21.94%	–3.98%	20.47%	9.01	%^

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$307,757	$448,387	$426,749	$633,243	$462,613
Ratios to average net assets:
Net expenses	1.21%	1.20%	1.20%	1.21%	1.22	%^
Gross expenses	1.21%	1.20%	1.20%	1.21%	1.22%
Net investment income (loss)	1.57%	2.39%	2.36%	2.16%	2.09	%^
Portfolio turnover rate	42%	33%	49%	33%	35%

^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the period. The amount of the reimbursement was less than $0.005 per share. There was no impact on the total return of the Portfolio. The impact on net expenses and net investment income (loss) ratios of the Portfolio was less than 0.005%.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any.

The accompanying notes are an integral part of these financial statements.

230  Annual Report

LAZARD GLOBAL STRATEGIC EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/20*	12/31/19*	12/31/18*	12/31/17*	12/31/16*
Institutional Shares
Net asset value, beginning of period	$10.30	$8.20	$11.55	$47.95	$48.35
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.02	0.10	0.05	0.40	0.35
Net realized and unrealized gain (loss)	2.17	2.30	(0.90)	11.20	(0.40)
Total from investment operations	2.19	2.40	(0.85)	11.60	(0.05)
Less distributions from:
Net investment income	(0.01)	(0.10)	(0.05)	(1.00)	(0.35)
Net realized gains	(0.36)	(0.20)	(2.45)	(47.00)	—
Total distributions	(0.37)	(0.30)	(2.50)	(48.00)	(0.35)
Net asset value, end of period	$12.12	$10.30	$8.20	$11.55	$47.95
Total Return (b)	21.48%	29.19%	–9.16%	24.20%	–0.15%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$4,076	$3,185	$2,505	$2,750	$19,816
Ratios to average net assets:
Net expenses	0.97%	1.00%	1.05%	1.10%	1.10%
Gross expenses	5.74%	6.07%	6.41%	2.06%	2.03%
Net investment income (loss)	0.23%	1.01%	0.60%	0.76%	0.76%
Portfolio turnover rate	59%	49%	46%	65%	67%

The accompanying notes are an integral part of these financial statements.

Annual Report  231

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/20*	12/31/19*	12/31/18*	12/31/17*	12/31/16*
Open Shares
Net asset value, beginning of period	$10.25	$8.15	$11.50	$47.95	$48.35
Income (Loss) from investment operations:
Net investment income (loss) (a)	— (c)	0.05	0.05	0.15	0.20
Net realized and unrealized gain (loss)	2.13	2.30	(0.95)	11.25	(0.40)
Total from investment operations	2.13	2.35	(0.90)	11.40	(0.20)
Less distributions from:
Net investment income	— (c)	(0.05)	— (c)	(0.85)	(0.20)
Net realized gains	(0.36)	(0.20)	(2.45)	(47.00)	—
Total distributions	(0.36)	(0.25)	(2.45)	(47.85)	(0.20)
Net asset value, end of period	$12.02	$10.25	$8.15	$11.50	$47.95
Total Return (b)	20.96%	29.01%	–9.39%	23.72%	–0.45%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$184	$144	$131	$149	$114
Ratios to average net assets:
Net expenses	1.22%	1.29%	1.35%	1.41%	1.40%
Gross expenses	8.76%	13.26%	14.05%	12.33%	13.31%
Net investment income (loss)	–0.01%	0.72%	0.29%	0.34%	0.39%
Portfolio turnover rate	59%	49%	46%	65%	67%

*	On December 17, 2020, the Fund effected a 1:5 reverse share split. All per share data prior to December 17, 2020 has been adjusted to reflect the reverse share split.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

232  Annual Report

LAZARD INTERNATIONAL EQUITY ADVANTAGE PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Institutional Shares
Net asset value, beginning of period	$9.99	$8.70	$10.92	$8.91	$9.21
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.20	0.22	0.24	0.19	0.18
Net realized and unrealized gain (loss)	0.33	1.29	(2.01)	2.03	(0.28)
Total from investment operations	0.53	1.51	(1.77)	2.22	(0.10)
Less distributions from:
Net investment income	(0.20)	(0.22)	(0.33)	(0.21)	(0.20)
Net realized gains	—	—	(0.12)	—	—
Total distributions	(0.20)	(0.22)	(0.45)	(0.21)	(0.20)
Net asset value, end of period	$10.32	$9.99	$8.70	$10.92	$8.91
Total Return (b)	5.41%	17.37%	–16.26%	24.98%	–1.13%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,472	$2,408	$2,051	$2,508	$1,969
Ratios to average net assets:
Net expenses	0.90%	0.90%	0.90%	0.90%	0.90%
Gross expenses	8.57%	8.40%	7.60%	8.91%	13.12%
Net investment income (loss)	2.24%	2.30%	2.29%	1.89%	2.08%
Portfolio turnover rate	109%	66%	72%	88%	92%

The accompanying notes are an integral part of these financial statements.

Annual Report  233

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Open Shares
Net asset value, beginning of period	$9.99	$8.70	$10.92	$8.91	$9.21
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.18	0.19	0.21	0.16	0.15
Net realized and unrealized gain (loss)	0.33	1.29	(2.01)	2.03	(0.28)
Total from investment operations	0.51	1.48	(1.80)	2.19	(0.13)
Less distributions from:
Net investment income	(0.18)	(0.19)	(0.30)	(0.18)	(0.17)
Net realized gains	—	—	(0.12)	—	—
Total distributions	(0.18)	(0.19)	(0.42)	(0.18)	(0.17)
Net asset value, end of period	$10.32	$9.99	$8.70	$10.92	$8.91
Total Return (b)	5.14%	17.03%	–16.52%	24.60%	–1.42%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$119	$113	$97	$116	$93
Ratios to average net assets:
Net expenses	1.15%	1.18%	1.20%	1.20%	1.20%
Gross expenses	12.55%	17.72%	17.67%	20.85%	25.85%
Net investment income (loss)	1.99%	2.02%	1.99%	1.58%	1.74%
Portfolio turnover rate	109%	66%	72%	88%	92%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

234  Annual Report

LAZARD INTERNATIONAL EQUITY CONCENTRATED PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Institutional Shares
Net asset value, beginning of period	$10.30	$8.34	$10.43	$8.54	$8.27
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.09	0.19	0.14	0.13	0.14
Net realized and unrealized gain (loss)	(0.05)	1.94	(1.84)	1.86	0.25
Total from investment operations	0.04	2.13	(1.70)	1.99	0.39
Less distributions from:
Net investment income	(0.33)	(0.17)	(0.17)	(0.10)	(0.12)
Net realized gains	—	—	(0.22)	—	—
Total distributions	(0.33)	(0.17)	(0.39)	(0.10)	(0.12)
Net asset value, end of period	$10.01	$10.30	$8.34	$10.43	$8.54
Total Return (b)	0.47%	25.56%	–16.20%	23.29%	4.74%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$13,648	$97,815	$49,105	$69,440	$15,473
Ratios to average net assets:
Net expenses	0.94%	0.95%	1.00%	1.05%	1.05%
Gross expenses	1.17%	1.05%	1.13%	1.34%	2.29%
Net investment income (loss)	0.95%	2.00%	1.45%	1.35%	1.64%
Portfolio turnover rate	93%	72%	76%	81%	92%

The accompanying notes are an integral part of these financial statements.

Annual Report  235

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Open Shares
Net asset value, beginning of period	$10.32	$8.35	$10.45	$8.56	$8.29
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.07	0.18	0.09	0.10	0.11
Net realized and unrealized gain (loss)	(0.05)	1.93	(1.82)	1.86	0.26
Total from investment operations	0.02	2.11	(1.73)	1.96	0.37
Less distributions from:
Net investment income	(0.30)	(0.14)	(0.15)	(0.07)	(0.10)
Net realized gains	—	—	(0.22)	—	—
Total distributions	(0.30)	(0.14)	(0.37)	(0.07)	(0.10)
Net asset value, end of period	$10.04	$10.32	$8.35	$10.45	$8.56
Total Return (b)	0.33%	25.28%	–16.47%	22.87%	4.41%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$413	$430	$399	$220	$114
Ratios to average net assets:
Net expenses	1.02%	1.24%	1.29%	1.35%	1.35%
Gross expenses	2.54%	3.67%	5.24%	8.15%	11.98%
Net investment income (loss)	0.76%	1.87%	0.96%	1.04%	1.32%
Portfolio turnover rate	93%	72%	76%	81%	92%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

236  Annual Report

LAZARD INTERNATIONAL EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Institutional Shares
Net asset value, beginning of period	$18.61	$15.68	$19.61	$16.20	$17.08
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.21	0.37	0.37	0.26	0.27 ^
Net realized and unrealized gain (loss)	1.41	2.95	(3.06)	3.43	(0.98)
Total from investment operations	1.62	3.32	(2.69)	3.69	(0.71)
Less distributions from:
Net investment income	(0.21)	(0.39)	(0.42)	(0.28)	(0.17)
Net realized gains	—	—	(0.82)	—	—
Total distributions	(0.21)	(0.39)	(1.24)	(0.28)	(0.17)
Redemption fees	—	—	—	—	— (b)
Net asset value, end of period	$20.02	$18.61	$15.68	$19.61	$16.20
Total Return (c)	8.76%	21.19%	–13.61%#	22.81%	–4.18%^

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,812,450	$2,495,021	$2,102,735	$2,835,262	$1,511,516
Ratios to average net assets:
Net expenses	0.82%	0.82%	0.81%	0.81%	0.82%^
Gross expenses	0.82%	0.82%	0.81%	0.81%	0.84%
Net investment income (loss)	1.21%	2.13%	1.94%	1.44%	1.62%^
Portfolio turnover rate	38%	37%	36%	31%	25%

The accompanying notes are an integral part of these financial statements.

Annual Report  237

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Open Shares
Net asset value, beginning of period	$18.84	$15.87	$19.83	$16.38	$17.23
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.17	0.33	0.32	0.30	0.13 ^
Net realized and unrealized gain (loss)	1.41	2.98	(3.08)	3.38	(0.90)
Total from investment operations	1.58	3.31	(2.76)	3.68	(0.77)
Less distributions from:
Net investment income	(0.16)	(0.34)	(0.38)	(0.23)	(0.08)
Net realized gains	—	—	(0.82)	—	—
Total distributions	(0.16)	(0.34)	(1.20)	(0.23)	(0.08)
Redemption fees	—	—	—	—	— (b)
Net asset value, end of period	$20.26	$18.84	$15.87	$19.83	$16.38
Total Return (c)	8.43%	20.89%	–13.83%#	22.50%	–4.46%^

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$120,781	$257,308	$227,483	$275,014	$1,073,486
Ratios to average net assets:
Net expenses	1.08%	1.07%	1.06%	1.06%	1.07%^
Gross expenses	1.08%	1.07%	1.06%	1.06%	1.10%
Net investment income (loss)	0.97%	1.84%	1.67%	1.69%	0.80%^
Portfolio turnover rate	38%	37%	36%	31%	25%

The accompanying notes are an integral part of these financial statements.

238  Annual Report

Selected data for a share of capital stock outstanding	Year Ended
throughout the period	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
R6 Shares
Net asset value, beginning of period	$18.58	$15.66	$19.59	$16.18	$17.07
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.21	0.38	0.36	0.31	0.31 ^
Net realized and unrealized gain (loss)	1.41	2.93	(3.05)	3.38	(1.02)
Total from investment operations	1.62	3.31	(2.69)	3.69	(0.71)
Less distributions from:
Net investment income	(0.21)	(0.39)	(0.42)	(0.28)	(0.18)
Net realized gains	—	—	(0.82)	—	—
Total distributions	(0.21)	(0.39)	(1.24)	(0.28)	(0.18)
Net asset value, end of period	$19.99	$18.58	$15.66	$19.59	$16.18
Total Return (c)	8.79%	21.17%	–13.62%#	22.85%	–4.17%^

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$129,419	$107,574	$106,516	$693,744	$79,119
Ratios to average net assets:
Net expenses	0.81%	0.80%	0.80%	0.80%	0.80%^
Gross expenses	0.83%	0.82%	0.81%	0.81%	0.86%
Net investment income (loss)	1.21%	2.19%	1.84%	1.68%	1.88%^
Portfolio turnover rate	38%	37%	36%	31%	25%

^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the period. The amount of the reimbursement was less than $0.005 per share. There was no impact on the total return of the Portfolio. There was a 0.02%, 0.03% and 0.02% impact on the net expenses and net investment income (loss) ratios of the Portfolio’s Institutional, Open and R6 Shares, respectively.
#	The Portfolio received settlement proceeds from a foreign exchange trading class action lawsuit. The proceeds from the settlement represent a realized gain and were recorded in the period received. There was a 0.16%, 0.16% and 0.33% impact on the total return of the Portfolio’s Institutional, Open and R6 Shares, respectively.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

Annual Report  239

LAZARD INTERNATIONAL EQUITY SELECT PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Institutional Shares
Net asset value, beginning of period	$10.75	$9.13	$11.02	$8.65	$8.80
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.11	0.23	0.18	0.13	0.12
Net realized and unrealized gain (loss)	0.78	1.62	(1.82)	2.31	(0.17)
Total from investment operations	0.89	1.85	(1.64)	2.44	(0.05)
Less distributions from:
Net investment income	(0.11)	(0.23)	(0.25)	(0.07)	(0.10)
Total distributions	(0.11)	(0.23)	(0.25)	(0.07)	(0.10)
Net asset value, end of period	$11.53	$10.75	$9.13	$11.02	$8.65
Total Return (b)	8.33%	20.32%	–14.90%	28.31%	–0.63%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$92,121	$93,586	$74,582	$53,929	$28,299
Ratios to average net assets:
Net expenses	0.90%	0.97%	1.05%	1.05%	1.05%
Gross expenses	0.95%	0.99%	1.05%	1.31%	1.79%
Net investment income (loss)	1.10%	2.29%	1.73%	1.27%	1.36%
Portfolio turnover rate	34%	42%	32%	30%	42%

The accompanying notes are an integral part of these financial statements.

240  Annual Report

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Open Shares
Net asset value, beginning of period	$10.80	$9.17	$11.03	$8.66	$8.82
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.08	0.19	0.15	0.10	0.10
Net realized and unrealized gain (loss)	0.78	1.64	(1.82)	2.31	(0.19)
Total from investment operations	0.86	1.83	(1.67)	2.41	(0.09)
Less distributions from:
Net investment income	(0.08)	(0.20)	(0.19)	(0.04)	(0.07)
Total distributions	(0.08)	(0.20)	(0.19)	(0.04)	(0.07)
Net asset value, end of period	$11.58	$10.80	$9.17	$11.03	$8.66
Total Return (b)	8.02%	19.97%	–15.16%	27.89%	–1.03%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,868	$2,502	$1,502	$2,831	$2,092
Ratios to average net assets:
Net expenses	1.15%	1.28%	1.35%	1.35%	1.35%
Gross expenses	1.38%	1.74%	1.83%	2.07%	2.59%
Net investment income (loss)	0.80%	1.87%	1.42%	1.01%	1.13%
Portfolio turnover rate	34%	42%	32%	30%	42%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

Annual Report  241

LAZARD INTERNATIONAL EQUITY VALUE PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended		For the Period 10/31/18*
throughout each period	12/31/20	12/31/19	to 12/31/18
Institutional Shares
Net asset value, beginning of period	$9.95	$9.14	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.15	0.28	0.01
Net realized and unrealized gain (loss)	(0.54)	1.01	(0.86)
Total from investment operations	(0.39)	1.29	(0.85)
Less distributions from:
Net investment income	(0.20)	(0.48)	(0.01)
Total distributions	(0.20)	(0.48)	(0.01)
Net asset value, end of period	$9.36	$9.95	$9.14
Total Return (b)(c)	–3.81%	14.14%	–8.49%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,711	$13,132	$22,945
Ratios to average net assets (d):
Net expenses	0.95%	0.95%	0.95%
Gross expenses	6.59%	2.01%	1.34%
Net investment income (loss)	1.75%	2.87%	0.72%
Portfolio turnover rate	86%	104%	37%

The accompanying notes are an integral part of these financial statements.

242  Annual Report

Selected data for a share of capital stock outstanding	Year Ended		For the Period 10/31/18*
throughout each period	12/31/20	12/31/19	to 12/31/18
Open Shares
Net asset value, beginning of period	$9.95	$9.13	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.15	0.21	— (e)
Net realized and unrealized gain (loss)	(0.56)	1.06	(0.86)
Total from investment operations	(0.41)	1.27	(0.86)
Less distributions from:
Net investment income	(0.18)	(0.45)	(0.01)
Total distributions	(0.18)	(0.45)	(0.01)
Net asset value, end of period	$9.36	$9.95	$9.13
Total Return (b)(c)	–4.06%	13.98%	–8.63%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$40	$141	$38
Ratios to average net assets (d):
Net expenses	1.21%	1.13%	1.20%
Gross expenses	14.84%	15.82%	7.91%
Net investment income (loss)	1.71%	2.15%	0.03%
Portfolio turnover rate	86%	104%	37%

*	The Portfolio commenced operations on October 31, 2018.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(c)	In 2020, the Portfolio’s total return includes a payment by an affiliate of 2.83% for Institutional Shares and 2.71% for Open Shares. Excluding this voluntary reimbursement payment, total return would have been –6.64% for Institutional Shares and –6.77% for Open Shares.
(d)	Annualized for a period of less than one year except for non-recurring expenses.
(e)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Annual Report  243

LAZARD INTERNATIONAL QUALITY GROWTH PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended		For the Period 12/31/18*
throughout each period	12/31/20	12/31/19	to 12/31/18
Institutional Shares
Net asset value, beginning of period	$12.69	$9.98	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.03	0.08	—
Net realized and unrealized gain (loss)	3.01	2.95	(0.02)
Total from investment operations	3.04	3.03	(0.02)
Less distributions from:
Net investment income	(0.01)	(0.27)	—
Net realized gains	(0.13)	(0.05)	—
Total distributions	(0.14)	(0.32)	—
Net asset value, end of period	$15.59	$12.69	$9.98
Total Return (b)	23.95%	30.32%	–0.20%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$10,473	$3,958	$149
Ratios to average net assets (c):
Net expenses	0.85%	0.85%	0.00%
Gross expenses	3.58%	8.16%	8.45%
Net investment income (loss)	0.24%	0.65%	0.00%
Portfolio turnover rate	12%	20%	0%

The accompanying notes are an integral part of these financial statements.

244   Annual Report

Selected data for a share of capital stock outstanding	Year Ended		For the Period 12/31/18*
throughout each period	12/31/20	12/31/19	to 12/31/18
Open Shares
Net asset value, beginning of period	$12.65	$10.00	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	(0.02)	0.07	—
Net realized and unrealized gain (loss)	3.01	2.90	— (d)
Total from investment operations	2.99	2.97	— (d)
Less distributions from:
Net investment income	—	(0.27)	—
Net realized gains	(0.13)	(0.05)	—
Total distributions	(0.13)	(0.32)	—
Net asset value, end of period	$15.51	$12.65	$10.00
Total Return (b)	23.63%	29.66%	0.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$291	$10	$1
Ratios to average net assets (c):
Net expenses	1.10%	1.10%	0.00%
Gross expenses	9.57%	142.50%	0.40%
Net investment income (loss)	(0.15)%	0.60%	0.00%
Portfolio turnover rate	12%	20%	0%

*	The Portfolio commenced operations on December 31, 2018.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(c)	Annualized for a period of less than one year except for non-recurring expenses.
(d)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Annual Report   245

LAZARD INTERNATIONAL SMALL CAP EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Institutional Shares
Net asset value, beginning of period	$12.19	$9.95	$13.79	$10.10	$10.90
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.06	0.13	0.12	0.10	0.12 ^
Net realized and unrealized gain (loss)	1.53	2.42	(3.51)	3.59	(0.62)
Total from investment operations	1.59	2.55	(3.39)	3.69	(0.50)
Less distributions from:
Net investment income	(0.28)	(0.05)	(0.27)	—	(0.30)
Net realized gains	—	(0.26)	(0.18)	—	—
Total distributions	(0.28)	(0.31)	(0.45)	—	(0.30)
Redemption fees	—	—	—	—	—
Net asset value, end of period	$13.50	$12.19	$9.95	$13.79	$10.10
Total Return (b)	13.44%	26.01%	–24.88%#	36.53%	–4.64%^

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$29,374	$37,677	$35,121	$41,267	$37,049
Ratios to average net assets:
Net expenses	1.15%	1.14%	1.08%	1.09%	0.96%^
Gross expenses	1.29%	1.15%	1.08%	1.09%	1.06%
Net investment income (loss)	0.57%	1.14%	0.96%	0.85%	1.14%^
Portfolio turnover rate	50%	37%	59%	35%	63%

The accompanying notes are an integral part of these financial statements.

246   Annual Report

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Open Shares
Net asset value, beginning of period	$12.19	$9.97	$13.82	$10.15	$10.93
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.04	0.10	0.11	0.07	0.10 ^
Net realized and unrealized gain (loss)	1.52	2.43	(3.54)	3.60	(0.63)
Total from investment operations	1.56	2.53	(3.43)	3.67	(0.53)
Less distributions from:
Net investment income	(0.25)	(0.05)	(0.24)	—	(0.25)
Net realized gains	—	(0.26)	(0.18)	—	—
Total distributions	(0.25)	(0.31)	(0.42)	—	(0.25)
Redemption fees	—	—	—	—	— (c)
Net asset value, end of period	$13.50	$12.19	$9.97	$13.82	$10.15
Total Return (b)	13.15%	25.76%	–25.09%#	36.16%	–4.92%^

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$12,581	$19,780	$20,265	$42,362	$44,523
Ratios to average net assets:
Net expenses	1.40%	1.39%	1.34%	1.34%	1.21%^
Gross expenses	1.56%	1.43%	1.34%	1.34%	1.30%
Net investment income (loss)	0.33%	0.86%	0.83%	0.61%	0.91%^
Portfolio turnover rate	50%	37%	59%	35%	63%

^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the period. The impact on the net investment income per share amount was $0.01 per share. There was a 0.10% and 0.09% impact on the total return of the Institutional and Open Shares classes, respectively, of the Portfolio. There was a 0.10% and 0.09% impact on the net expenses and net investment income (loss) ratios of the Portfolio’s Institutional and Open Shares, respectively.
#	The Portfolio received settlement proceeds from a foreign exchange trading classaction lawsuit. The proceeds from the settlement represented a realized gain and were recorded in the period received. There was a 0.46% and 0.53% impact on the total return of the Portfolio’s Institutional and Open Shares, respectively.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Annual Report   247

LAZARD INTERNATIONAL STRATEGIC EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Institutional Shares
Net asset value, beginning of period	$15.38	$12.89	$15.70	$12.44	$13.33
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.17	0.24	0.21	0.17	0.20 ^
Net realized and unrealized gain (loss)	1.45	2.53	(1.85)	3.29	(0.89)
Total from investment operations	1.62	2.77	(1.64)	3.46	(0.69)
Less distributions from:
Net investment income	(0.17)	(0.28)	(0.21)	(0.20)	(0.20)
Net realized gains	—	—	(0.96)	—	—
Total distributions	(0.17)	(0.28)	(1.17)	(0.20)	(0.20)
Redemption fees	—	—	—	—	— (b)
Net asset value, end of period	$16.83	$15.38	$12.89	$15.70	$12.44
Total Return (c)	10.58%	21.55%	–10.35%	27.85%	–5.17%^

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$5,270,611	$5,505,271	$4,630,334	$5,911,184	$5,114,357
Ratios to average net assets:
Net expenses	0.81%	0.80%	0.80%	0.80%	0.81%^
Gross expenses	0.81%	0.80%	0.80%	0.80%	0.81%
Net investment income (loss)	1.18%	1.66%	1.36%	1.20%	1.56%^
Portfolio turnover rate	37%	36%	40%	44%	47%

The accompanying notes are an integral part of these financial statements.

248   Annual Report

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Open Shares
Net asset value, beginning of period	$15.52	$13.01	$15.83	$12.55	$13.44
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.14	0.21	0.17	0.14	0.18 ^
Net realized and unrealized gain (loss)	1.46	2.55	(1.86)	3.30	(0.90)
Total from investment operations	1.60	2.76	(1.69)	3.44	(0.72)
Less distributions from:
Net investment income	(0.13)	(0.25)	(0.17)	(0.16)	(0.17)
Net realized gains	—	—	(0.96)	—	—
Total distributions	(0.13)	(0.25)	(1.13)	(0.16)	(0.17)
Redemption fees	—	—	—	—	— (b)
Net asset value, end of period	$16.99	$15.52	$13.01	$15.83	$12.55
Total Return (c)	10.34%	21.21%	–10.55%	27.44%	–5.37%^

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$535,285	$682,035	$832,548	$1,216,861	$1,591,016
Ratios to average net assets:
Net expenses	1.06%	1.06%	1.05%	1.06%	1.06%^
Gross expenses	1.06%	1.06%	1.05%	1.06%	1.06%
Net investment income (loss)	0.94%	1.47%	1.10%	0.97%	1.34%^
Portfolio turnover rate	37%	36%	40%	44%	47%

The accompanying notes are an integral part of these financial statements.

Annual Report   249

Selected data for a share of capital stock outstanding	Year Ended
throughout the period	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
R6 Shares
Net asset value, beginning of period	$15.39	$12.90	$15.71	$12.45	$13.34
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.17	0.23	0.21	0.16	0.19 ^
Net realized and unrealized gain (loss)	1.46	2.54	(1.85)	3.30	(0.88)
Total from investment operations	1.63	2.77	(1.64)	3.46	(0.69)
Less distributions from:
Net investment income	(0.17)	(0.28)	(0.21)	(0.20)	(0.20)
Net realized gains	—	—	(0.96)	—	—
Total distributions	(0.17)	(0.28)	(1.17)	(0.20)	(0.20)
Redemption fees	—	—	—	—	— (b)
Net asset value, end of period	$16.85	$15.39	$12.90	$15.71	$12.45
Total Return (c)	10.64%	21.54%	–10.35%	27.82%	–5.17%^

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$118,678	$120,118	$97,394	$110,383	$96,284
Ratios to average net assets:
Net expenses	0.81%	0.80%	0.80%	0.80%	0.81%^
Gross expenses	0.82%	0.81%	0.81%	0.82%	0.82%
Net investment income (loss)	1.16%	1.61%	1.34%	1.15%	1.46%^
Portfolio turnover rate	37%	36%	40%	44%	47%

^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the period. The amount of the reimbursement was less than $0.005 per share. There was no impact on the total return of the Portfolio. The impact on net expenses and net investment income (loss) ratios of the Portfolio was less than 0.005%.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

250  Annual Report

LAZARD MANAGED EQUITY VOLATILITY PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Institutional Shares
Net asset value, beginning of period	$12.66	$10.55	$11.57	$9.99	$9.59
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.21	0.21	0.19	0.19	0.18
Net realized and unrealized gain (loss)	(0.87)	2.08	(1.03)	1.87	0.44
Total from investment operations	(0.66)	2.29	(0.84)	2.06	0.62
Less distributions from:
Net investment income	(0.09)	(0.18)	(0.16)	(0.17)	(0.22)
Net realized gains	(0.13)	— (b)	(0.02)	(0.31)	—
Total distributions	(0.22)	(0.18)	(0.18)	(0.48)	(0.22)
Net asset value, end of period	$11.78	$12.66	$10.55	$11.57	$9.99
Total Return (c)	–5.18%	21.69%	–7.21%	20.57%	6.45%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$25,737	$34,354	$20,709	$4,180	$2,431
Ratios to average net assets:
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Gross expenses	1.23%	1.36%	1.64%	6.51%	10.42%
Net investment income (loss)	1.83%	1.72%	1.66%	1.71%	1.82%
Portfolio turnover rate	138%	103%	122%	87%	91%

The accompanying notes are an integral part of these financial statements.

Annual Report  251

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Open Shares
Net asset value, beginning of period	$12.65	$10.54	$11.56	$9.99	$9.59
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.19	0.17	0.15	0.16	0.15
Net realized and unrealized gain (loss)	(0.87)	2.08	(1.02)	1.85	0.44
Total from investment operations	(0.68)	2.25	(0.87)	2.01	0.59
Less distributions from:
Net investment income	(0.06)	(0.14)	(0.13)	(0.13)	(0.19)
Net realized gains	(0.13)	— (b)	(0.02)	(0.31)	—
Total distributions	(0.19)	(0.14)	(0.15)	(0.44)	(0.19)
Net asset value, end of period	$11.78	$12.65	$10.54	$11.56	$9.99
Total Return (c)	–5.34%	21.36%	–7.50%	20.11%	6.14%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$76	$231	$183	$315	$172
Ratios to average net assets:
Net expenses	1.00%	1.03%	1.05%	1.05%	1.05%
Gross expenses	4.39%	5.81%	5.86%	12.07%	17.27%
Net investment income (loss)	1.63%	1.46%	1.28%	1.42%	1.52%
Portfolio turnover rate	138%	103%	122%	87%	91%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

252  Annual Report

LAZARD US EQUITY CONCENTRATED PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Institutional Shares
Net asset value, beginning of period	$16.84	$12.89	$15.31	$14.16	$13.83
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.12	0.13	0.18	0.14	0.06	^
Net realized and unrealized gain (loss)	1.39	3.96	(1.11)	2.05	0.97
Total from investment operations	1.51	4.09	(0.93)	2.19	1.03
Less distributions from:
Net investment income	(0.11)	(0.14)	(0.20)	(0.14)	(0.05)
Net realized gains	(0.19)	—	(1.29)	(0.90)	(0.65)
Total distributions	(0.30)	(0.14)	(1.49)	(1.04)	(0.70)
Redemption fees	—	—	—	—	—	(b)
Net asset value, end of period	$18.05	$16.84	$12.89	$15.31	$14.16
Total Return (c)	8.98%	31.72%	–6.07%	15.49%	7.37	%^

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,936,367	$1,271,509	$1,040,851	$1,508,581	$1,230,377
Ratios to average net assets:
Net expenses	0.76%	0.76%	0.75%	0.75%	0.77	%^
Gross expenses	0.76%	0.76%	0.75%	0.75%	0.77%
Net investment income (loss)	0.72%	0.85%	1.14%	0.90%	0.39	%^
Portfolio turnover rate	43%	33%	69%	86%	84%

The accompanying notes are an integral part of these financial statements.

Annual Report  253

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Open Shares
Net asset value, beginning of period	$16.98	$12.99	$15.42	$14.25	$13.92
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.08	0.09	0.13	0.10	0.02	^
Net realized and unrealized gain (loss)	1.38	3.99	(1.11)	2.07	0.97
Total from investment operations	1.46	4.08	(0.98)	2.17	0.99
Less distributions from:
Net investment income	(0.06)	(0.09)	(0.16)	(0.10)	(0.01)
Net realized gains	(0.19)	—	(1.29)	(0.90)	(0.65)
Total distributions	(0.25)	(0.09)	(1.45)	(1.00)	(0.66)
Redemption fees	—	—	—	—	—	(b)
Net asset value, end of period	$18.19	$16.98	$12.99	$15.42	$14.25
Total Return (c)	8.63%	31.42%	–6.35%	15.22%	7.06	%^

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$34,358	$46,840	$50,981	$87,603	$105,619
Ratios to average net assets:
Net expenses	1.02%	1.04%	1.03%	1.03%	1.03	%^
Gross expenses	1.02%	1.04%	1.03%	1.03%	1.03%
Net investment income (loss)	0.47%	0.55%	0.85%	0.62%	0.17	%^
Portfolio turnover rate	43%	33%	69%	86%	84%

The accompanying notes are an integral part of these financial statements.

254  Annual Report

Selected data for a share of capital stock outstanding	Year Ended				For the Period 11/15/16*
throughout each period	12/31/20	12/31/19	12/31/18	12/31/17	to 12/31/16
R6 Shares
Net asset value, beginning of period	$16.89	$12.92	$15.34	$14.18	$14.77
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.12	0.13	0.17	0.14	—	^(b)
Net realized and unrealized gain (loss)	1.38	3.98	(1.10)	2.06	0.03
Total from investment operations	1.50	4.11	(0.93)	2.20	0.03
Less distributions from:
Net investment income	(0.11)	(0.14)	(0.20)	(0.14)	(0.03)
Net realized gains	(0.19)	—	(1.29)	(0.90)	(0.59)
Total distributions	(0.30)	(0.14)	(1.49)	(1.04)	(0.62)
Net asset value, end of period	$18.09	$16.89	$12.92	$15.34	$14.18
Total Return (c)	8.90%	31.79%	–6.08%	15.52%	0.17	%^

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,177	$2,091	$1,900	$361	$140
Ratios to average net assets (d):
Net expenses	0.76%	0.76%	0.75%	0.75%	0.77	%^
Gross expenses	0.92%	1.20%	2.16%	8.34%	15.38%
Net investment income (loss)	0.73%	0.83%	1.15%	0.91%	0.19	%^
Portfolio turnover rate	43%	33%	69%	86%	84%

*	The inception date for the R6 Shares was November 15, 2016.
^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the period. The amount of the reimbursement was less than $0.005 per share. There was no impact on the total return of the Portfolio. The impact on net expenses and net investment income (loss) ratios of the Portfolio was less than 0.005%.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(d)	Annualized for a period of less than one year except for non-recurring expenses.

The accompanying notes are an integral part of these financial statements.

Annual Report  255

LAZARD US EQUITY FOCUS PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Institutional Shares
Net asset value, beginning of period	$12.03	$10.23	$12.43	$11.63	$10.97
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.11	0.13	0.14	0.14	0.12
Net realized and unrealized gain (loss)	1.94	3.11	(0.55)	1.94	0.94
Total from investment operations	2.05	3.24	(0.41)	2.08	1.06
Less distributions from:
Net investment income	(0.10)	(0.23)	(0.29)	(0.21)	(0.10)
Net realized gains	(0.61)	(1.21)	(1.50)	(1.07)	(0.30)
Total distributions	(0.71)	(1.44)	(1.79)	(1.28)	(0.40)
Redemption fees	—	—	—	—	— (b)
Net asset value, end of period	$13.37	$12.03	$10.23	$12.43	$11.63
Total Return (c)	17.29%	31.67%	–3.12%	18.17%	9.70%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$31,075	$32,661	$60,629	$72,958	$72,151
Ratios to average net assets:
Net expenses	0.70%	0.75%	0.75%	0.75%	0.75%
Gross expenses	1.26%	0.92%	0.92%	0.95%	0.94%
Net investment income (loss)	0.91%	1.07%	1.10%	1.10%	1.08%
Portfolio turnover rate	54%	45%	62%	74%	68%

The accompanying notes are an integral part of these financial statements.

256  Annual Report

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Open Shares
Net asset value, beginning of period	$12.09	$10.28	$12.48	$11.68	$11.01
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.08	0.10	0.10	0.10	0.09
Net realized and unrealized gain (loss)	1.96	3.11	(0.54)	1.94	0.94
Total from investment operations	2.04	3.21	(0.44)	2.04	1.03
Less distributions from:
Net investment income	(0.07)	(0.19)	(0.26)	(0.17)	(0.06)
Net realized gains	(0.61)	(1.21)	(1.50)	(1.07)	(0.30)
Total distributions	(0.68)	(1.40)	(1.76)	(1.24)	(0.36)
Net asset value, end of period	$13.45	$12.09	$10.28	$12.48	$11.68
Total Return (c)	17.08%	31.25%	–3.40%	17.75%	9.46%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,285	$1,117	$881	$1,013	$1,376
Ratios to average net assets:
Net expenses	0.95%	1.03%	1.05%	1.05%	1.05%
Gross expenses	1.79%	2.14%	2.33%	2.30%	2.13%
Net investment income (loss)	0.67%	0.79%	0.80%	0.79%	0.80%
Portfolio turnover rate	54%	45%	62%	74%	68%

The accompanying notes are an integral part of these financial statements.

Annual Report  257

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
R6 Shares
Net asset value, beginning of period	$12.04	$10.23	$12.43	$11.63	$10.96
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.11	0.13	0.14	0.14	0.14
Net realized and unrealized gain (loss)	1.94	3.12	(0.55)	1.94	0.93
Total from investment operations	2.05	3.25	(0.41)	2.08	1.07
Less distributions from:
Net investment income	(0.10)	(0.23)	(0.29)	(0.21)	(0.10)
Net realized gains	(0.61)	(1.21)	(1.50)	(1.07)	(0.30)
Total distributions	(0.71)	(1.44)	(1.79)	(1.28)	(0.40)
Redemption fees	—	—	—	—	— (b)
Net asset value, end of period	$13.38	$12.04	$10.23	$12.43	$11.63
Total Return (c)	17.28%	31.76%	–3.13%	18.16%	9.81%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$20,747	$10,609	$10,056	$11,394	$13,297
Ratios to average net assets:
Net expenses	0.70%	0.74%	0.75%	0.75%	0.74%
Gross expenses	1.27%	1.00%	1.01%	1.05%	1.02%
Net investment income (loss)	0.91%	1.09%	1.10%	1.12%	1.27%
Portfolio turnover rate	54%	45%	62%	74%	68%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

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LAZARD US SMALL-MID CAP EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Institutional Shares
Net asset value, beginning of period	$13.64	$10.83	$14.65	$14.50	$12.86
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.04	0.06	0.05	0.06	0.11	^
Net realized and unrealized gain (loss)	0.82	3.19	(2.00)	1.95	1.96
Total from investment operations	0.86	3.25	(1.95)	2.01	2.07
Less distributions from:
Net investment income	(0.02)	(0.03)	(0.04)	(0.09)	(0.09)
Net realized gains	(0.06)	(0.41)	(1.83)	(1.77)	(0.34)
Total distributions	(0.08)	(0.44)	(1.87)	(1.86)	(0.43)
Redemption fees	—	—	—	—	—	(b)
Net asset value, end of period	$14.42	$13.64	$10.83	$14.65	$14.50
Total Return (c)	6.44%	30.00%	–13.27%	14.12%	16.28	%^

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$91,984	$108,112	$113,677	$176,975	$189,593
Ratios to average net assets:
Net expenses	0.98%	0.92%	0.87%	0.87%	0.86	%^
Gross expenses	0.98%	0.92%	0.87%	0.87%	0.90%
Net investment income (loss)	0.31%	0.46%	0.35%	0.39%	0.84	%^
Portfolio turnover rate	80%	90%	81%	79%	91%

The accompanying notes are an integral part of these financial statements.

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Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/20		12/31/19	12/31/18	12/31/17	12/31/16
Open Shares
Net asset value, beginning of period	$12.58		$10.03	$13.72	$13.68	$12.16
Income (Loss) from investment operations:
Net investment income (loss) (a)	—	(b)	0.01	0.01	0.01	0.06	^
Net realized and unrealized gain (loss)	0.75		2.95	(1.87)	1.84	1.85
Total from investment operations	0.75		2.96	(1.86)	1.85	1.91
Less distributions from:
Net investment income	(0.02)		—	— (b)	(0.04)	(0.05)
Net realized gains	(0.06)		(0.41)	(1.83)	(1.77)	(0.34)
Total distributions	(0.08)		(0.41)	(1.83)	(1.81)	(0.39)
Redemption fees	—		—	—	—	—	(b)
Net asset value, end of period	$13.25		$12.58	$10.03	$13.72	$13.68
Total Return (c)	6.10%		29.51%	–13.49%	13.82%	15.92	%^

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$10,965		$14,643	$13,726	$25,973	$30,332
Ratios to average net assets:
Net expenses	1.28%		1.25%	1.18%	1.17%	1.16	%^
Gross expenses	1.28%		1.25%	1.18%	1.17%	1.20%
Net investment income (loss)	—	%(e)	0.11%	0.04%	0.09%	0.51	%^
Portfolio turnover rate	80%		90%	81%	79%	91%

The accompanying notes are an integral part of these financial statements.

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Selected data for a share of capital stock outstanding throughout each period	For the Period 1/8/20* to 12/31/20
R6 Shares
Net asset value, beginning of period	$13.62
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.04
Net realized and unrealized gain (loss)	0.84
Total from investment operations	0.88
Less distributions from:
Net investment income	(0.02)
Net realized gains	(0.06)
Total distributions	(0.08)
Net asset value, end of period	$14.42
Total Return (c)	6.59%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$684
Ratios to average net assets (d):
Net expenses	0.96%
Gross expenses	1.65%
Net investment income (loss)	0.34%
Portfolio turnover rate	80%

*	The inception date for the R6 shares was January 8, 2020.
^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the period. The impact on the net investment income per share amount was $0.01 per share. There was a 0.08% impact on the total return of the Institutional Shares class of the Portfolio. There was a 0.04% impact on the net expenses and net investment income (loss) ratios of the Portfolio.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(d)	Annualized for a period of less than one year except for non-recurring expenses.
(e)	Amount is less than 0.005%

The accompanying notes are an integral part of these financial statements.

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LAZARD US SUSTAINABLE EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	For the Period 6/30/20* to 12/31/20
Institutional Shares
Net asset value, beginning of period	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.04
Net realized and unrealized gain (loss)	2.23
Total from investment operations	2.27
Less distributions from:
Net investment income	(0.04)
Net realized gains	(0.03)
Total distributions	(0.07)
Net asset value, end of period	$12.20
Total Return (b)	22.69%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$11,490
Ratios to average net assets (c):
Net expenses	0.75%
Gross expenses	2.49%
Net investment income (loss)	0.65%
Portfolio turnover rate	5%

The accompanying notes are an integral part of these financial statements.

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Selected data for a share	For the Period
of capital stock outstanding	6/30/20*
throughout each period	to 12/31/20
Open Shares
Net asset value, beginning of period	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.02
Net realized and unrealized gain (loss)	2.23
Total from investment operations	2.25
Less distributions from:
Net investment income	(0.01)
Net realized gains	(0.03)
Total distributions	(0.04)
Net asset value, end of period	$12.21
Total Return (b)	22.48%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$128
Ratios to average net assets (c):
Net expenses	1.00%
Gross expenses	5.31%
Net investment income (loss)	0.43%
Portfolio turnover rate	5%

*	The Portfolio commenced operations on June 30, 2020.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(c)	Annualized for a period of less than one year except for non-recurring expenses.

The accompanying notes are an integral part of these financial statements.

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The Lazard Funds, Inc. Notes to Financial Statements

December 31, 2020

1. Organization

The Lazard Funds, Inc. was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of December 31, 2020, the Fund was comprised of thirty no-load portfolios (each referred to as a “Portfolio”).This report includes only the financial statements of the Lazard Developing Markets Equity Portfolio (“Developing Markets Equity”), Lazard Emerging Markets Core Equity Portfolio (“Emerging Markets Core Equity”), Lazard Emerging Markets Equity Advantage Portfolio (“Emerging Markets Equity Advantage”), Lazard Emerging Markets Equity Blend Portfolio (“Emerging Markets Equity Blend”), Lazard Emerging Markets Equity Portfolio (“Emerging Markets Equity”), Lazard Equity Franchise Portfolio (“Equity Franchise”), Lazard Global Equity Select Portfolio (“Global Equity Select”), Lazard Global Listed Infrastructure Portfolio (“Global Listed Infrastructure”), Lazard Global Strategic Equity Portfolio (“Global Strategic Equity”), Lazard International Equity Advantage Portfolio (“International Equity Advantage”), Lazard International Equity Concentrated Portfolio (“International Equity Concentrated”), Lazard International Equity Portfolio (“International Equity”), Lazard International Equity Select Portfolio (“International Equity Select”), Lazard International Equity Value Portfolio (“International Equity Value”), Lazard International Small Cap Equity Portfolio (“International Small Cap Equity”), Lazard International Strategic Equity Portfolio (“International Strategic Equity”), Lazard International Quality Growth Portfolio (“International Quality Growth”), Lazard Managed Equity Volatility Portfolio (“Managed Equity Volatility”), Lazard US Equity Concentrated Porfolio (“US Equity Concentrated”), Lazard US Equity Focus Portfolio (“US Equity Focus”), Lazard US Small-Mid Cap Equity Portfolio (“US Small-Mid Cap Equity”), and Lazard US Sustainable Equity Portfolio (“US Sustainable Equity” which commenced operations on June 30, 2020).The financial statements of the other eight Portfolios are presented separately.

The Portfolios, other than Equity Franchise, International Equity Concentrated, International Equity Value, US Equity Concentrated and US Equity Focus, are operated as “diversified” funds, as defined in the 1940 Act.

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Each Portfolio currently offers Institutional Shares and Open Shares, and certain Portfolios offer R6 Shares. Each share class is identical except as to minimum investment requirements; eligibility requirements for R6 Shares; the services offered to, and expenses borne by, each class; and the availability of Service Payments (as defined in the Portfolios’ prospectus).

On November 17, 2020, the Lazard Global Strategic Equity Portfolio had a 1-for-5 reverse share split, effective after the market close on November 17, 2020. After the reverse share split, shareholders in the Portfolio held one share for every five Portfolio shares previously held.The reverse share split had no impact on the overall value of a shareholder’s investment.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with GAAP. The Fund is an investment company and therefore applies specialized accounting guidance in accordance with Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Equity securities traded on a securities exchange or market, including exchange-traded option contracts, rights and warrants, are valued at the last reported sales price (for US listed equity securities) or the closing price (for non-US listed equity securities) on the exchange or market on which the security is principally traded or, for securities trading on the NASDAQ National Market System (“NASDAQ”), the NASDAQ Official Closing Price. If there is no available closing price for a non-US listed equity security, the last reported sales price is used. If there are no reported sales of a security on the valuation date, the security is valued at the most recent quoted bid price on such date reported by such principal exchange or market. Forward currency contracts generally are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s net asset value (“NAV”) per share.

Calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of

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portfolio assets used in such calculation. Trading on certain non-US securities exchanges or markets, such as those in Europe and Asia, ordinarily may be completed before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange (the “NYSE”) is open). In addition, securities trading in a particular non-US country or countries, may not take place on all business days in New York and on which the NAV of a Portfolio is calculated.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Fund’s Board of Directors (the “Board”).The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. Certain non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The Valuation Committee of the Investment Manager, which is subject to the oversight of the Board, may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio management team also will be considered.

The effect of using fair value pricing is that the NAV of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology

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to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date except for certain dividends from non-US securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by a Portfolio. Interest income, if any, is accrued daily.

A Portfolio may be subject to taxes imposed by non-US countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized and/or unrealized). An affected Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and/or unrealized) from the applicable portfolio securities.

As a result of several court cases in certain countries across the European Union, some Portfolios have filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries.These filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these claims, and the potential timing of payment, and accordingly no amounts are reflected in the financial statements. Such amounts, if and when recorded, could result in an increase in a Portfolio’s NAV per share.

(c) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

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The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Daily fluctuations in the value of forward currency contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, the Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed. Net realized gain (loss) on foreign currency transactions and forward currency contracts represent net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency translations reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

During the year ended December 31, 2020, the Global Listed Infrastructure Portfolio traded in forward currency contracts.

(d) Federal Income Taxes—The Fund’s policy is for each Portfolio to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2020, the following Portfolios had unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains with no expiration date as follows:

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Portfolio	Short-Term	Long-Term

Developing Markets Equity	$52,510,008	$61,511,199
Emerging Markets Core Equity	6,634,677	19,272,369
Emerging Markets Equity Blend	11,817,368	42,655,514
Emerging Markets Equity	213,155,187	1,246,135,039
International Equity Advantage	142,059	132,843
International Equity Concentrated	9,174,498	2,079,978
International Equity	59,029,777	3,993,533
International Equity Select	1,599,031	1,956,530
International Equity Value	900,479	—
International Small Cap Equity	1,090,853	—
International Strategic Equity	68,654,545	—
Managed Equity Volatility	1,476,490	—
US Small-Mid Cap Equity	4,135,115	—

During the year ended December 31, 2020, the following Portfolios utilized realized capital loss carryovers from previous years as follows:

Portfolio	Amounts

Emerging Markets Equity Advantage	$184,175
Global Equity Select	1,427,271
Global Listed Infrastructure	9,760,289
International Equity Value Portfolio	3,029
International Small Cap Equity Portfolio	431,493
US Equity Concentrated Portfolio	1,193,025

Under current tax law, post-October capital losses or certain late-year ordinary losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2020, the following Portfolios elected to defer such losses as follows:

Portfolio	Post-October Capital Loss Deferral	Late-Year Ordinary Loss Deferral

Global Listed Infrastructure	$—	$186,822,571
International Equity Advantage	—	602
International Quality Growth	—	105

For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized

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depreciation and the net unrealized appreciation (depreciation) were as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Developing Markets Equity	$142,867,141	$62,077,804	$3,465,243	$58,612,561
Emerging Markets Core Equity	144,000,035	75,000,837	6,296,978	68,703,859
Emerging Markets Equity Advantage	22,541,260	6,167,432	280,170	5,887,262
Emerging Markets Equity Blend	63,248,470	17,846,946	2,523,861	15,323,085
Emerging Markets Equity	3,536,637,743	1,058,316,458	238,850,986	819,465,472
Equity Franchise	81,204,844	11,385,512	770,215	10,615,297
Global Equity Select	67,735,556	25,891,417	79,605	25,811,812
Global Listed Infrastructure	7,354,628,643	731,913,694	470,691,859	261,221,835
Global Strategic Equity	3,012,633	1,268,268	1,243	1,267,025
International Equity Advantage	2,220,292	444,774	37,302	407,472
International Equity Concentrated	13,021,176	1,350,281	61,361	1,288,920
International Equity	2,413,313,528	695,515,550	51,051,684	644,463,866
International Equity Select	78,591,087	18,977,061	2,736,253	16,240,808
International Equity Value	2,410,429	381,224	31,937	349,287
International Quality Growth	8,534,859	2,447,552	8,856	2,438,696
International Small Cap Equity	33,103,661	9,193,821	447,584	8,746,237
International Strategic Equity	4,441,658,579	1,513,303,679	35,229,983	1,478,073,696
Managed Equity Volatility	24,172,032	2,314,413	689,435	1,624,978
US Equity Concentrated	1,405,721,508	565,580,429	—	565,580,429
US Equity Focus	36,849,058	16,289,729	—	16,289,729
US Small-Mid Cap Equity	78,035,060	25,041,409	862,795	24,178,614
US Sustainable Equity	9,857,859	1,725,938	15,004	1,710,934

Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on tax returns filed for any open tax years (or expected to be taken on future tax

270  Annual Report

returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitations. Each Portfolio files a US federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

(e) Dividends and Distributions—For each Portfolio, income dividends are normally declared each business day and paid monthly during any particular year, except that the Global Listed Infrastructure Portfolio’s dividends from net investment income (if any), will be declared and paid quarterly. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolios, if not distributed.The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; but may be distributed more frequently. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

The US Equity Focus, US Equity Concentrated, Global Equity Select, and Equity Franchise Portfolio, intend, on their 2020 tax returns, to treat as a distribution of investment company taxable income and net capital gain the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the Portfolios’ undistributed investment company taxable income and net capital gain.This practice, which involves the use of equalization accounting, will have the effect of reducing the amount of income and gains that the Portfolios would otherwise be required to distribute as dividends to shareholders in order for the Portfolios to avoid federal income and excise taxes. This practice reduces the amount of distributions required to be made to non-redeeming shareholders and defers the recognition of taxable income by such shareholders. However, since the amount of any undistributed income will be reflected in the value of the Portfolios’ shares, the total return on a shareholder’s investment is not affected by the Portfolios’ use of equalization.

REIT distributions received by a Portfolio are generally comprised of ordinary income, long-term capital gains and a return of REIT

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capital. However, as the actual character of such distributions received are not known until after the calendar year end, distributions made by a Portfolio during the year are subject to re-characterization that may result in some portion of the distributions being reclassified as a return of capital distribution to Portfolio shareholders.

Income and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, wash sales, passive foreign investment companies, expiring capital loss carryovers, certain expenses, foreign capital gains taxes, distributions in excess of current earnings, equalization, non-REIT non-taxable dividend adjustment to income, distributions redesignations, adjustments in relation to merger, return of capital distributions, receivable from tax reclaim and distributions from real estate investment trusts and partnerships. The book/tax differences relating to shareholder distributions resulted in reclassifications among certain capital accounts as follows:

Portfolio	Paid in Capital	Distributable Earnings (Accumulated Loss)

Equity Franchise	$18,210	$(18,210)
Global Equity Select	4,945,142	(4,945,142)
Global Listed Infrastructure	(35,977,763)	35,977,763
International Equity Select	(3,840)	3,840
International Quality Growth	(79)	79
International Strategic Equity	(10,649)	10,649
US Equity Concentrated	1,164,595	(1,164,595)
US Equity Focus	132,115	(132,115)
US Small-Mid Cap Equity	(12,877)	12,877
US Sustainable Equity	(65)	65

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The tax character of dividends and distributions paid during the years ended December 31, were as follows:

	Ordinary Income		Long-Term Capital Gain
Portfolio	2020	2019	2020	2019

Developing Markets Equity	$524,233	$1,272,077	$—	$—
Emerging Markets Core Equity	1,259,054	4,002,107	—	—
Emerging Markets Equity Advantage	191,129	198,987	65,751	—
Emerging Markets Equity Blend	941,700	2,137,475	—	—
Emerging Markets Equity	101,450,892	194,889,049	—	—
Equity Franchise	1,013,518	2,037,956	—	163,734
Global Equity Select*	898,618	595,796	2,179,767	—
Global Listed Infrastructure*	20,285,474	317,773,912	133,696,404	—
Global Strategic Equity	24,300	27,142	104,380	63,308
International Equity Advantage	50,031	54,002	—	—
International Equity Concentrated	514,755	1,609,266	—	—
International Equity	31,285,550	57,938,459	—	—
International Equity Select	918,247	2,007,181	—	—
International Equity Value	58,795	639,252	—	—
International Quality Growth	5,697	95,627	81,523	—
International Small Cap Equity	1,004,081	234,028	—	1,291,922
International Strategic Equity	58,381,073	113,944,544	—	—
Managed Equity Volatility	190,666	480,591	373,644	2,138
US Equity Concentrated	11,158,479	10,742,527	20,817,948	—
US Equity Focus	450,250	1,621,108	2,166,659	3,133,733
US Small-Mid Cap Equity	170,438	225,556	602,919	3,647,669
US Sustainable Equity	63,342	—	24	—

*	Global Equity Select and Global Listed Infrastructure Portfolios had return of capital distributions of $0 and $35,977,763 in 2020 and $42,175 and $0 in 2019, respectively.

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At December 31, 2020, the components of distributable earnings (accumulated loss), on a tax basis, were as follows:

Portfolio	Undistributed Ordinary Income (Deferred Ordinary Losses)	Undistributed Long-Term Capital Gain (Deferred Capital Losses)	Net Unrealized Appreciation (Depreciation) Including Foreign Currency

Developing Markets Equity	$435,490	$(114,021,207)	$58,545,657
Emerging Markets Core Equity	178,564	(25,907,046)	68,526,138
Emerging Markets Equity Advantage	—	675,318	5,888,320
Emerging Markets Equity Blend	33,253	(54,472,882)	15,197,128
Emerging Markets Equity	70,354,003	(1,459,290,226)	815,246,730
Equity Franchise	333,949	16,574	10,598,042
Global Equity Select	498,000	359,183	25,806,475
Global Listed Infrastructure	(186,822,571)	—	261,845,850
Global Strategic Equity	33,162	35,277	1,240,727
International Equity Advantage	(170)	(274,902)	407,875
International Equity Concentrated	3,089	(11,254,476)	1,262,916
International Equity	14,630,285	(63,023,310)	644,946,673
International Equity Select	—	(3,555,561)	16,253,407
International Equity Value	28,309	(900,479)	301,341
International Quality Growth	(105)	—	2,382,324
International Small Cap Equity	336,607	(1,090,853)	8,741,871
International Strategic Equity	8,487,423	(68,654,545)	1,477,197,767
Managed Equity Volatility	378,376	(1,476,490)	1,627,042
US Equity Concentrated	—	21,619,277	565,580,428
US Equity Focus	1,866	1,684,259	16,289,728
US Small-Mid Cap Equity	232,603	(4,135,115)	24,178,614
US Sustainable Equity	36,877	232	1,710,934

(f) Offering and Organizational Costs—Costs incurred by the Fund in connection with the offering of shares of a new Portfolio or share class of a Portfolio are deferred and amortized on a straight line basis over a twelve-month period from the date of commencement of operations of the Portfolio or share class. Organizational costs are expensed as incurred.

(g) Allocation of Expenses—Expenses common to the Fund, Lazard Retirement Series, Inc., and Lazard Global Total Return and Income Fund, Inc. (each a “Lazard Fund” and collectively, the “Lazard Fund Complex”), each a registered management investment company advised by the Investment Manager, not

274  Annual Report

directly chargeable to one or more specific Lazard Funds are allocated to the Fund and among its Portfolios primarily on the basis of relative net assets. Expenses of the Fund not directly chargeable to one or more Portfolios are similarly allocated among the Portfolios primarily on the basis of relative net assets. Portfolios accrue distribution and service (12b-1) fees to Open Shares.The Portfolios’ income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(h) Redemption Fee—Until August 15, 2016, the Portfolios imposed a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were acquired.The fees were retained by the Portfolios and are included as paid in capital on the Statements of Assets and Liabilities. As of August 15, 2016, redemption fees no longer apply to transactions in Portfolio shares.

(i) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

(j) Net Asset Value—The NAV per share for each class of each Portfolio is determined each day the NYSE is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time).The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE, and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE.The NAV per share of a class is determined by dividing the value of the total assets of the Portfolio represented by such class, less all liabilities, by the total number of Portfolio shares of such class outstanding.

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3. Investment Management, Administration, Custody, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into a management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager manages the investment operations of the Fund and the assets of the Fund including the purchase, retention and disposition thereof, in accordance with the Fund’s investment objectives, policies, and restrictions, and provides the Portfolios with administrative, operational and compliance assistance services. For its services provided to the Portfolios, the Investment Manager earns a management fee, accrued daily as a percentage of each Portfolio’s average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

Portfolio	Annual Rate

Developing Markets Equity	1.00%
Emerging Markets Core Equity	1.00
Emerging Markets Equity Advantage	0.85
Emerging Markets Equity Blend	1.00
Emerging Markets Equity	1.00
Equity Franchise	0.80
Global Equity Select	0.65
Global Listed Infrastructure	0.90
Global Strategic Equity	0.75
International Equity Advantage	0.65
International Equity Concentrated	0.80
International Equity	0.75
International Equity Select	0.65
International Equity Value	0.80
International Quality Growth	0.75
International Small Cap Equity	0.75
International Strategic Equity	0.75
Managed Equity Volatility	0.60
US Equity Concentrated	0.70
US Equity Focus	0.55
US Small-Mid Cap Equity	0.75
US Sustainable Equity	0.60

The Investment Manager has voluntarily agreed to waive its fees and, if necessary, reimburse a Portfolio until May 1, 2021 (or such other date as indicated below) the aggregate direct expenses of the Portfolio(s), exclusive of taxes, brokerage, interest on

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borrowings, fees and expenses of “Acquired Funds” (as defined in Form N-1A), including, for the purposes of the expense limitation agreement only, fees related to filing foreign tax reclaims and extraordinary expenses, exceed the applicable percentage(s) of the value of the Portfolio’s average daily net assets set forth opposite the Portfolio’s name in the table below.The Fund, on behalf of the Portfolio, may deduct from the payment to be made to the Investment Manager under the Management Agreement, or the Investment Manager will bear, such excess expenses.

Portfolio	Institutional Shares	Open Shares		R6 Shares

Developing Markets Equity	1.15%	1.40%		N/A	%	(a)
Emerging Markets Core Equity	1.25	1.50		1.20
Emerging Markets Equity Advantage	1.10	1.35		N/A
Emerging Markets Equity Blend	1.20	1.45		N/A	(a)
Emerging Markets Equity	1.20	1.45		1.15
Equity Franchise	0.95	1.20		N/A
Global Equity Select	0.90	1.15		N/A
Global Listed Infrastructure	1.20	1.45		N/A	(b)
Global Strategic Equity	0.95	1.20		N/A	(c)
International Equity Advantage	0.90	1.15		N/A
International Equity Concentrated	0.90	1.15		N/A	(d)
International Equity	0.85	1.10		0.80
International Equity Select	0.90	1.15		N/A	(e)
International Equity Value	0.95	1.20		N/A
International Quality Growth	0.85	1.10	(b)	N/A
International Small Cap Equity	1.13	1.38		N/A
International Strategic Equity	1.05	1.30		1.00
Managed Equity Volatility	0.75	1.00		N/A
US Equity Concentrated	0.90	1.15		0.85	(f)
US Equity Focus	0.70	0.95		0.70
US Small-Mid Cap Equity	1.15	1.40		1.10
US Sustainable Equity	0.75	1.00		N/A	(g)

(a)	From January 1, 2020 to June 15, 2020, annual rates were 1.25% and 1.50%, respectively.
(b)	This agreement will continue in effect until May 1, 2030.
(c)	From January 1, 2020 to June 15, 2020, annual rates were 1.00% and 1.25%, respectively.
(d)	From January 1, 2020 to June 15, 2020, annual rates were 0.95% and 1.20%, respectively.
(e)	This agreement will continue in effect until May 1, 2021 and from May 1, 2021 to May 1, 2030 at levels of 1.15%, 1.40% and 1.10% respectively.
(f)	This agreement will continue in effect until May 1, 2021 and from May 1, 2021 to May 1, 2030 at levels of 1.10%, 1.35% and 1.05% respectively.
(g)	This agreement will continue in effect until June 30, 2022.

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In addition, until May 1, 2021, to the extent the “Total Annual Fund Operating Expenses” (as used in Form N-1A) of the R6 Shares of a Portfolio exceed the Total Annual Fund Operating Expenses of the Portfolio’s Institutional Shares (in each case, not including management fees, custodial fees or other expenses related to the management of the Portfolio’s assets), the Investment Manager will bear the expenses of the R6 Shares in the amount of such excess.

During the year ended December 31, 2020, the Investment Manager waived its management fees and reimbursed the following Portfolios for other expenses as follows:

	Institutional Shares		Open Shares
Portfolio	Management Fees Waived	Expenses Reimbursed	Management Fees Waived	Expenses Reimbursed

Developing Markets Equity	$68,889	$—	$7,026	$—
Emerging Markets Core Equity	—	—	2,319	—
Emerging Markets Equity Advantage	148,929	3,257	7,470	4,189
Emerging Markets Equity Blend	175,992	—	13,902	—
Equity Franchise	89,222	—	1,454	2,982
Global Equity Select	29,225	—	5,833	—
Global Strategic Equity	24,630	132,014	1,104	9,982
International Equity Advantage	14,112	152,432	670	11,073
International Equity Concentrated	127,924	—	3,001	2,700
International Equity Select	39,771	—	5,547	—
International Equity Value	21,487	129,969	410	6,572
International Quality Growth	42,057	111,213	518	5,325
International Small Cap Equity	42,052	—	22,182	—
Managed Equity Volatility	145,305	—	874	4,054
US Equity Focus	151,546	2,742	6,139	3,276
US Sustainable Equity	27,336	97,681	337	1,970

	R6 Shares
Portfolio	Management Fees Waived	Expenses Reimbursed

Emerging Markets Core Equity	$2,972	$—
Emerging Markets Equity	5,235	—
International Equity	22,312	—
International Strategic Equity	7,162	—
US Equity Concentrated	3,142	—
US Equity Focus	73,145	1,971
US Small-Mid Cap Equity	3,325	—

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The aforementioned waivers and/or reimbursements are not subject to recoupment by the Investment Manager.

State Street serves as the Fund’s custodian and provides the Fund with certain administrative services.

In December 2015, State Street announced that it had identified inconsistencies in the way in which clients were invoiced for custody out-of-pocket expenses from 1998 until 2015. The difference between what was charged and what should have been charged, plus interest, was recorded as a reimbursement when determined in 2016. Pursuant to the expense limitations described above, certain Portfolios experienced management fee waivers during the year ended December 31, 2016. Accordingly, the reimbursement of out-of-pocket expenses resulted in the reduction in the waiver of management fees for certain Portfolios for the year ended December 31, 2016.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears, amongst other things, the cost of preparing and distributing materials used by the Distributor in connection with its offering Portfolio shares and other advertising and promotional expenses.

Under a distribution and servicing plan adopted pursuant to Rule 12b-1 under the 1940 Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for certain distribution activities and providing services to holders of the Portfolio’s Open shares. The Distributor may make payments to such as financial institutions, securities dealers and other industry professionals in respect of these services.

DST is the Fund’s transfer agent and dividend disbursing agent. During the year ended December 31, 2020, DST waived $534 and $1,493 of its fees for the US Small-Mid Cap Equity Portfolio and US Sustainable Equity Portfolio respectively.

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4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. For the year ended December 31, 2020, each Director who is not an affiliated person of the Investment Manager or any of its affiliates was paid by all of the funds in the Lazard Fund Complex: (1) an annual retainer of $237,000, (2) an additional annual fee of $33,700 to the lead Independent Director, and (3) an additional annual fee of $23,500 to the Audit Committee Chair. The Independent Directors (an “Independent Director” is a Director who is not an “interested person” (as defined in the 1940 Act) of the Fund) also may be paid additional compensation for participation on ad hoc committees or other work performed on behalf of the Board. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. The compensation policy (i.e., retainer amounts and any additional fees as described above) for Independent Directors for the Lazard Fund Complex will remain the same in 2021. Independent Directors’ fees are allocated among the active Portfolios in the Lazard Fund Complex at a rate of $5,000 per active portfolio with the remainder allocated based upon each active portfolio’s proportionate share of combined net assets. The Statements of Operations show the Independent Directors’ fees and expenses paid by each Portfolio.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the year ended December 31, 2020 were as follows:

Portfolio	Purchases	Sales

Developing Markets Equity	$101,877,255	$154,585,252
Emerging Markets Core Equity	41,317,703	52,359,654
Emerging Markets Equity Advantage	28,454,197	16,170,467
Emerging Markets Equity Blend	39,491,384	65,261,717
Emerging Markets Equity	1,959,711,338	4,476,296,943
Equity Franchise	78,319,848	42,735,248
Global Equity Select	60,722,252	67,460,794
Global Listed Infrastructure	2,685,868,769	3,207,635,341
Global Strategic Equity	2,149,499	1,997,541
International Equity Advantage	2,517,771	2,488,071

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Portfolio	Purchases	Sales

International Equity Concentrated	$48,415,298	$111,267,230
International Equity	983,955,819	988,216,631
International Equity Select	28,150,631	33,308,268
International Equity Value	2,765,544	12,782,751
International Quality Growth	5,441,777	683,313
International Small Cap Equity	21,643,840	40,244,413
International Strategic Equity	1,944,955,570	2,692,591,169
Managed Equity Volatility	40,798,118	46,987,463
US Equity Concentrated	1,037,827,468	704,813,928
US Equity Focus	24,676,489	22,372,552
US Small-Mid Cap Equity	83,582,411	107,445,525
US Sustainable Equity	10,074,230	475,533

For the year ended December 31, 2020, the Portfolios did not engage in any cross-trades in accordance with Rule 17a-7 under the 1940 Act, and no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

At December 31, 2020, the Investment Manager owned 89.87%, 92.18%, 87.37%, 42.89% and 52.80% of the outstanding shares of the Global Strategic Equity, International Equity Advantage, International Equity Value, International Quality Growth and US Sustainable Equity Portfolios, respectively.

Holdings of 5% Voting Securities of Portfolio Companies The 1940 Act defines “affiliated persons” to include a portfolio company in which a Portfolio owns 5% or more of the outstanding voting securities. Investments in “affiliated persons” for the Global Listed Infrastructure Portfolio for the year ended December 31, 2020 were as follows:

Issue	Value at December 31, 2019	Purchase cost	Sales proceeds	Realized gain (loss)

Global Listed Infrastructure
Atlas Arteria, Ltd.	$178,635,535	$71,231,023	$—	$—
Pennon Group PLC	248,515,390	42,000,457	—	—
SES SA	255,862,642	20,542,754	(7,442,627)	(12,355,921)
Total Securities	$683,013,567	$133,774,234	$(7,442,627)	$(12,355,921)

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Issue	Change in unrealized appreciation (depreciation)	Dividend income	Shares at December 31, 2020	Values at December 31, 2020

Global Listed Infrastructure
Atlas Arteria, Ltd.	$(4,503,295)	$3,772,596	48,907,421	$245,363,263
Pennon Group PLC	(11,424,179)	11,458,588	21,423,608	279,091,668
SES SA	(62,042,713)	7,569,638	20,569,089	194,564,135
Total Securities	$(77,970,187)	$22,800,822	90,900,118	$719,019,066

During the year ended December 31, 2020, the Investment Manager initiated a voluntary reimbursement payment to the International Equity Value Portfolio $88,959 for realized investment losses incurred.

6. Line of Credit

The Fund has a $100 million committed line of credit pursuant to an Amended and Restated Loan Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at 1.00% plus the “Applicable Rate,” which is the higher of (a) the Federal Funds Rate plus 10 basis points and (b) the Overnight Bank Funding Rate (OBFR) plus 10 basis points, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.20% per annum fee on the unused portion of the commitment, payable quarterly in arrears. The Fund has also agreed to pay an upfront fee of 0.05% of the committed line amount. During the year ended December 31, 2020, the following Portfolios had borrowings under the Agreement as follows:

Portfolio	Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate	Number of Days Borrowings were Outstanding

Developing Markets Equity	$747,692	$1,750,000	1.84%	13
Emerging Markets Core Equity	771,548	3,400,000	1.60	42
Emerging Markets Equity Advantage	65,091	255,000	1.83	11
Emerging Markets Equity Blend	708,250	3,425,000	1.28	20
Emerging Markets Equity	3,858,333	6,255,000	1.17	3
Equity Franchise	7,131,000	11,375,000	1.20	5
Global Equity Select	2,983,333	6,490,000	1.89	6
International Equity Concentrated	1,239,608	13,037,770	1.19	29

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Portfolio	Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate	Number of Days Borrowings were Outstanding

International Equity Value	$586,667	$3,320,000	2.68	6
International Small Cap Equity	352,714	3,705,000	1.37	35
International Strategic Equity	46,760,000	90,405,000	1.17	5
Managed Equity Volatility	2,108,000	3,600,000	1.16	10
US Equity Concentrated	8,725,000	11,860,000	1.87	6

*	For days borrowings were outstanding.

Management believes that the fair value of the liabilities under the Agreement is equivalent to the recorded amount based on its short-term maturity and interest rate, which fluctuates with the Applicable rate. A Portfolio’s outstanding balance under the Agreement, if any, would be categorized as Level 2.

7. Investment Risks

Not all risks described below apply to all Portfolios, or may not apply to the same degree for one or more Portfolios compared to one or more other Portfolios. In addition, not all risks applicable to an investment in a Portfolio are described below. Please see the current summary prospectus for the relevant Portfolio(s) or a current Portfolio prospectus for further information regarding a Portfolio’s investment strategy and related risks.

(a) Market Risk—A Portfolio may incur losses due to declines in one or more markets in which it invests. These declines may be the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s). To the extent that such developments impact specific industries, market sectors, countries or geographic regions, a Portfolio’s investments in such industries, market sectors, countries and/or geographic regions can be expected to be particularly affected, especially if such investments are a significant portion of its investment portfolio. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect a Portfolio. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region

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or financial market may adversely impact issuers worldwide. As a result, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions or other events could have a significant negative impact on global economic and market conditions. The coronavirus disease 2019 (COVID-19) global pandemic and the aggressive responses taken by many governments or voluntarily imposed by private parties, including closing borders, restricting travel and imposing prolonged quarantines or similar restrictions, as well as the closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may be expected to impact a Portfolio and its investments.

(b) Non-US Securities Risk—A Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

(c) Emerging Market Risk—Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

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(d) Foreign Currency Risk— Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. A Portfolio’s investments denominated in such currencies (particularly currencies of emerging markets countries), as well as any investments in currencies themselves, could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of currencies. Irrespective of any foreign currency exposure hedging, a Portfolio may experience a decline in the value of its portfolio securities, in US dollar terms, due solely to fluctuations in currency exchange rates.

(e) Forward Currency Contracts and Currency Hedging Risk— Forward currency contracts, including those entered into for hedging purposes (i.e., seeking to protect Portfolio investments), may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since forward currency contracts, like most derivative instruments, have a leverage component that provides investment exposure in excess of the amount invested. Forward currency contacts are subject to the risks of the creditworthiness of and default by the counterparty and consequently may lose all of a portion of their value due solely to the creditworthiness of or default by the counterparty. Forward currency contracts also may be illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the value of such contracts. Forward currency contracts are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related currencies. As such, a small investment could have a potentially large impact on a Portfolio’s performance. Forward currency contracts incur costs, which reduce returns, and costs of engaging in such transactions may outweigh any gains or any losses averted from hedging activities. Successful use of forward currency contracts, whether for hedging or for other investment purposes, is subject to the Investment Manager’s ability to accurately predict movements in currency exchange rates and, for hedging transactions, there may be imperfect correlations between movements in exchange rates that could cause a Portfolio to incur significant losses. Use of forward currency contracts, even if entered into for hedging

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purposes, may cause a Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

(f) Country Risk—Implementation of certain Portfolios’ investment strategy may, during certain periods, result in the investment of a significant portion of such Portfolios’ assets in a particular country, such as China or Japan, and a Portfolio would be expected to be affected by political, regulatory, market, economic and social developments affecting that country.

Specific risks associated with investments in China include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), trading halts, imposition of tariffs, limitations on repatriation and differing legal standards. Certain Portfolios may invest in eligible renminbi-denominated class A shares of equity securities that are listed and traded on certain Chinese stock exchanges (“China A-Shares”) through Hong Kong Stock Connect Program (“Stock Connect”). While Stock Connect is not subject to individual investment quotas, daily and aggregate investment quotas apply to all Stock Connect participants, which may restrict or preclude a Portfolio’s ability to invest in China A-Shares (although the Portfolio would be permitted to sell China A-Shares regardless of the quota balance). Stock Connect is also subject to trading, clearance, settlement and operational risks.

Over the last few decades, Japan’s economic growth rate had remained relatively low compared to that of its Asian neighbors and other major developed economies mainly due to deflation. Japan has few natural resources and limited land area and is reliant on imports for its commodity needs. Fluctuations or shortages in relevant commodity markets could have a negative impact on Japan’s economy. The Japanese economy also can be adversely affected by trade tariffs, other protectionist measures, competition from emerging economies, and the economic conditions of its trading partners. Japan has a growing economic relationship with China and other Southeast Asian countries, and economic, political or social instability in those countries could have an adverse effect on Japan’s economy. The Japanese yen has

286  Annual Report

fluctuated widely at times, and any increase in the yen’s value may cause a decline in Japan’s exports.

(g) Sector Risk—Implementation of certain Portfolios’ investment strategy may, during certain periods, result in the investment of a significant portion of such Portfolios’ assets in a particular market sector, and a Portfolio would be expected to be affected by developments in that sector.

(h) Franchise Companies Risk—Changes in the worldwide economy, consumer spending, competition, demographics and consumer preferences, government regulation and economic conditions may adversely affect franchise companies individually or across an industry and may negatively impact a Portfolio to a greater extent than if the Portfolio’s assets were invested more broadly in a number of types of companies.

(i) Infrastructure Companies Risk—Securities and instruments of infrastructure companies are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies also may be affected by or subject to, among other factors, regulation by various government authorities, including rate regulation and service interruption due to environmental, operational or other mishaps.

(j) Sustainable Investing Risk—An investment strategy focused on (a) the financial sustainability of a company as a business—a company whose financial productivity is likely to be supported or enhanced in the future as a result of the move toward a more sustainable world (such as by considering the nature of the products and/or services that the company provides, from the perspective of environmental and social factors that impact

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financial productivity)—and (b) how the company counters potential risks arising as a result of environmental and social concerns that may be material to the particular companies or the industries or sectors in which they operate (collectively, “Sustainable Companies”) may cause the Investment Manager to forgo investments that the Investment Manager otherwise believes may be attractive but that are not considered to be Sustainable Companies.

(k) Other Equity Securities Risk—Investments in rights and warrants involve certain risks, including the possible lack of a liquid market for resale, price fluctuations and the failure of the price of the underlying security to reach a level at which the right or warrant can be prudently exercised, in which case the right or warrant may expire without being exercised and result in a loss of a Portfolio’s entire investment.

(l) Depositary Receipts Risk—ADRs and similar depositary receipts typically will be subject to certain of the risks associated with direct investments in the securities of non-US companies, because their values depend on the performance of the underlying non-US securities. However, currency fluctuations will impact investments in depositary receipts differently than direct investments in non-US dollar-denominated non-US securities, because a depositary receipt will not appreciate in value solely as a result of appreciation in the currency in which the underlying non-US dollar security is denominated.

(m) REIT Risk—REITs are subject to similar risks as an investment in a realty-related company. The risks related to investments in realty-related companies include, but are not limited to: adverse changes in general economic and local market conditions; adverse developments in employment; changes in supply or demand for similar or competing properties; unfavorable changes in applicable taxes, governmental regulations and interest rates; operating or development expenses; and lack of available financing. Due to certain special considerations that apply to REITs, investments in REITs may carry additional risks not necessarily present in investments in other securities. REIT securities (including those trading on national exchanges) typically have trading volumes that

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are less than those of other types of stocks traded on national exchanges, which may affect a Portfolio’s ability to trade or liquidate those securities. An investment in REITs may be adversely affected if the REIT fails to comply with applicable laws and regulations, including failing to qualify as a REIT under the Code. Failure to qualify with any of these requirements could jeopardize a company’s status as a REIT. A Portfolio generally will have no control over the operations and policies of a REIT, and the Portfolio generally will have no ability to cause a REIT to take the actions necessary to qualify as a REIT.

(n) ETF Risk—Shares of ETFs may trade at prices that vary from their net asset values, sometimes significantly. The shares of ETFs may trade at prices at, below or above their most recent net asset value. In addition, the performance of an ETF pursuing a passive index-based strategy may diverge from the performance of the index. A Portfolio’s investments in ETFs are subject to the risks of such ETF’s investments, as well as to the general risks of investing in ETFs. A Portfolio investing in ETFs will bear not only the Portfolio’s management fees and operating expenses, but also the Portfolio’s proportional share of the management fees and operating expenses of the ETFs in which the Portfolio invests. A Portfolio may be limited by the 1940 Act in the amount of its assets that may be invested in ETFs unless an ETF has received an exemptive order from the SEC on which the Portfolio may rely or an exemption is available.

(o) Non-Diversification Risk—The net asset value of a Portfolio that is classified as “non-diversified” may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

(p) Cybersecurity Risk—The Portfolios and their service providers are susceptible to operational and information security and related risks of cybersecurity incidents. Cybersecurity attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes

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of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cybersecurity incidents affecting the Investment Manager, transfer agent or custodian or other service providers such as financial intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, including by impediments to a Portfolio’s investment trading; the inability of Portfolio shareholders to purchase and redeem Portfolio shares; interference with a Portfolio’s ability to calculate its NAV; violations of applicable privacy, data security or other laws; regulatory fines and penalties; reputational damage; reimbursement or other compensation or remediation costs; legal fees; or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which a Portfolio invests; counterparties with which a Portfolio engages in transactions; governmental and other regulatory authorities, exchange and other financial market operators; and banks, brokers, dealers, insurance companies and other financial institutions and other parties. There are inherent limitations in any cybersecurity risk management systems or business continuity plans, including the possibility that certain risks have not been identified.

(q) Other Risk—On November 12, 2020, the President of the United States issued an Executive Order (the “Order”) to prohibit, beginning January 11, 2021, US persons (which includes the Fund) from transacting in certain securities and derivatives of publicly traded securities of any company designated as a “Communist Chinese military company” (collectively with securities of certain subsidiaries of such companies and related depositary receipts that may be covered by the Order, “CCMC Securities”) by the US Department of Defense or the US Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), unless such transactions are for purposes of divestment and occur through November 11, 2021. In addition, US persons also are prohibited from transacting in CCMC Securities designated as such 60 days after such designation.

OFAC subsequently published, on several occasions, guidance regarding compliance with the Order, including several “Frequently Asked Questions” (FAQs)-style publications addressing the scope of, and interpretive matters regarding, compliance with the Order, as

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well as the Order’s application to US funds that hold CCMC Securities (i.e., including mutual funds that hold CCMC Securities regardless of the size of the position relative to a fund’s total assets). Certain interpretive issues related to compliance with the Order remain open, including to what extent a US person could be held liable for failing to identify an unlisted entity whose name “closely matches the name” of an entity designated as a Communist Chinese military company.

A Portfolio’s holdings in CCMC Securities may adversely impact the Portfolio’s performance. The extent of any impact will depend on future developments, including the Portfolio’s ability to sell the CCMC Securities, valuation of the CCMC Securities, modifications to the Order, the issuance of additional or different interpretive guidance regarding compliance with the Order, and the duration of the Order, all of which are highly uncertain. Fund management will continue to monitor developments relating to the Order.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnification provisions. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s

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own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The fair value measurement level within the fair value hierarchy for the assets and liabilities of the Fund is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities)

Changes in valuation methodology or input may result in transfers into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

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The following table summarizes the valuation of the Portfolios’ assets and liabilities by each fair value hierarchy level as of December 31, 2020:

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2020

Developing Markets Equity Portfolio
Common Stocks*
Brazil	$1,578,648	$9,708,839	$—	$11,287,487
Canada	4,243,523	—	—	4,243,523
China	21,011,397	35,500,418	—	56,511,815
Colombia	4,211,949	—	—	4,211,949
Hong Kong	—	4,381,958	—	4,381,958
India	10,173,811	7,997,185	—	18,170,996
Indonesia	—	6,009,496	—	6,009,496
Macau	—	2,475,927	—	2,475,927
Mexico	4,433,533	—	—	4,433,533
Peru	2,534,765	—	—	2,534,765
Philippines	—	3,724,483	—	3,724,483
Russia	1,310,261	7,055,861	—	8,366,122
South Africa	—	7,066,226	—	7,066,226
South Korea	—	29,865,732	—	29,865,732
Taiwan	1,770,813	27,133,442	—	28,904,255
United Kingdom	—	2,127,367	—	2,127,367
Preferred Stocks*
Brazil	4,954,683	—	—	4,954,683
Short-Term Investments	2,209,385	—	—	2,209,385
Total	$58,432,768	$143,046,934	$—	$201,479,702

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Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2020

Emerging Markets Core Equity Portfolio
Common Stocks*
Argentina	$2,320,180	$—	$—	$2,320,180
Brazil	2,345,100	10,995,076	—	13,340,176
Canada	1,458,940	—	—	1,458,940
China	25,503,847	50,365,561	—	75,869,408
Hong Kong	—	5,308,911	—	5,308,911
India	10,437,072	10,605,405	—	21,042,477
Indonesia	1,168,544	1,807,066	—	2,975,610
Luxembourg	2,717,497	—	—	2,717,497
Mexico	5,826,574	—	—	5,826,574
Philippines	—	1,948,843	—	1,948,843
Poland	—	4,218,689	—	4,218,689
Russia	778,389	7,427,998	—	8,206,387
South Africa	—	5,674,493	—	5,674,493
South Korea	—	25,773,562	—	25,773,562
Taiwan	20,939,823	4,932,187	—	25,872,010
Turkey	—	1,758,148	—	1,758,148
United Kingdom	3,291,431	—	—	3,291,431
United States	1,736,449	—	—	1,736,449
Preferred Stocks*
Brazil	1,682,734	—	—	1,682,734
Short-Term Investments	1,681,375	—	—	1,681,375
Total	$81,887,955	$130,815,939	$—	$212,703,894

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Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2020

Emerging Markets Equity Advantage Portfolio
Common Stocks*
Argentina	$62,672	$—	$—	$62,672
Brazil	74,399	1,008,175	—	1,082,574
China	3,252,005	7,702,212	—	10,954,217
Greece	—	168,528	—	168,528
Hong Kong	—	46,358	—	46,358
Hungary	—	238,771	—	238,771
India	1,730,898	367,541	—	2,098,439
Indonesia	73,712	367,645	—	441,357
Malaysia	—	507,658	—	507,658
Mexico	779,281	—	—	779,281
Philippines	—	141,422	—	141,422
Poland	—	457,349	—	457,349
Russia	51,350	952,871	—	1,004,221
South Africa	—	687,274	—	687,274
South Korea	197,644	4,131,145	—	4,328,789
Taiwan	2,126,062	2,143,215	—	4,269,277
Thailand	—	588,014	—	588,014
Turkey	—	238,873	—	238,873
United States	85,635	—	—	85,635
Preferred Stocks*
Brazil	123,516	—	—	123,516
Short-Term Investments	124,214	—	—	124,214
Total	$8,681,388	$19,747,051	$—	$28,428,439

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Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2020

Emerging Markets Equity Blend
Common Stocks*
Brazil	$1,040,563	$2,829,766	$—	$3,870,329
Canada	1,786,407	—	—	1,786,407
Chile	318,554	—	—	318,554
China	4,856,466	12,331,102	—	17,187,568
Colombia	1,213,757	—	—	1,213,757
Czech Republic	—	228,889	—	228,889
Egypt	—	808,996	—	808,996
Estonia	—	191,549	—	191,549
Georgia	—	417,998	—	417,998
Greece	—	267,407	—	267,407
Hong Kong	—	1,883,213	—	1,883,213
Hungary	—	982,643	—	982,643
India	2,764,601	5,206,348	—	7,970,949
Indonesia	598,325	2,810,020	—	3,408,345
Kenya	—	154,692	—	154,692
Kuwait	—	219,325	—	219,325
Mexico	4,364,125	—	—	4,364,125
Oman	—	163,020	—	163,020
Pakistan	—	194,054	—	194,054
Poland	—	232,842	—	232,842
Russia	3,281,832	1,118,964	—	4,400,796
South Africa	—	591,754	—	591,754
South Korea	—	15,980,966	—	15,980,966
Taiwan	860,296	6,213,245	—	7,073,541
Thailand	—	167,651	—	167,651
Ukraine	—	200,575	—	200,575
United Kingdom	781,170	—	—	781,170
Preferred Stocks*
Brazil	898,082	—	—	898,082
Short-Term Investments	2,612,365	—	—	2,612,365
Total	$25,376,543	$53,195,019	$—	$78,571,562

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Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2020

Emerging Markets Equity Portfolio
Common Stocks*
Brazil	$—	$231,820,879	$—	$231,820,879
China	119,265,776	672,439,756	—	791,705,532
Egypt	—	34,417,818	—	34,417,818
Hong Kong	—	51,847,292	—	51,847,292
Hungary	—	112,961,769	—	112,961,769
India	65,982,689	418,664,943	—	484,647,632
Indonesia	61,919,622	119,350,092	—	181,269,714
Luxembourg	38,121,466	—	—	38,121,466
Mexico	238,764,825	—	—	238,764,825
Portugal	—	36,252,041	—	36,252,041
Russia	55,120,275	304,767,358	—	359,887,633
South Africa	—	281,955,684	—	281,955,684
South Korea	—	706,843,820	—	706,843,820
Taiwan	—	303,088,612	—	303,088,612
Thailand	—	73,785,911	—	73,785,911
United Kingdom	85,724,716	48,312,978	—	134,037,694
Exchange-Traded Funds	216,441,506	—	—	216,441,506
Short-Term Investments	78,259,363	—	—	78,259,363
Total	$959,600,238	$3,396,508,953	$—	$4,356,109,191

Equity Franchise Portfolio
Common Stocks*
Belgium	$—	$1,739,725	$—	$1,739,725
France	—	6,518,912	—	6,518,912
Germany	—	3,623,951	—	3,623,951
Italy	—	4,368,373	—	4,368,373
Luxembourg	—	3,603,607	—	3,603,607
Spain	—	2,765,141	—	2,765,141
United Kingdom	—	4,085,005	—	4,085,005
United States	59,516,529	—	—	59,516,529
Short-Term Investments	5,598,898	—	—	5,598,898
Total	$65,115,427	$26,704,714	$—	$91,820,141

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Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2020

Global Equity Select Portfolio
Common Stocks*
Canada	$4,791,788	$—	$—	$4,791,788
China	1,998,918	2,149,857	—	4,148,775
Denmark	—	1,056,512	—	1,056,512
France	—	2,154,240	—	2,154,240
Germany	—	2,744,047	—	2,744,047
Hong Kong	—	4,326,958	—	4,326,958
Japan	—	3,356,641	—	3,356,641
Netherlands	1,149,960	2,377,971	—	3,527,931
South Korea	—	1,272,125	—	1,272,125
Spain	—	893,293	—	893,293
Sweden	—	3,692,145	—	3,692,145
Switzerland	—	2,417,891	—	2,417,891
Taiwan	2,076,122	—	—	2,076,122
United Kingdom	1,028,990	8,930,603	—	9,959,593
United States	45,237,993	—	—	45,237,993
Short-Term Investments	1,891,314	—	—	1,891,314
Total	$58,175,085	$35,372,283	$—	$93,547,368

Global Listed Infrastructure Portfolio
Assets:
Common Stocks*
Australia	$—	$609,822,482	$—	$609,822,482
Canada	54,423,650	—	—	54,423,650
France	—	482,542,644	—	482,542,644
Hong Kong	—	248,332,775	—	248,332,775
Italy	—	1,636,559,784	—	1,636,559,784
Luxembourg	—	194,564,135	—	194,564,135
Portugal	—	62,151,022	—	62,151,022
Spain	—	637,225,157	—	637,225,157
United Kingdom	—	1,553,421,117	—	1,553,421,117
United States	994,462,359	—	—	994,462,359
Short-Term Investments	1,142,375,288	—	—	1,142,375,288
Other Financial Instruments†
Forward Currency Contracts	—	1,627,177	—	1,627,177
Total	$2,191,261,297	$5,426,246,293	$—	$7,617,507,590
Liabilities:
Other Financial Instruments†
Forward Currency Contracts	$—	$(57,767,779)	$—	$(57,767,779)

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Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2020

Global Strategic Equity Portfolio
Common Stocks*
Brazil	$—	$43,433	$—	$43,433
Canada	157,729	—	—	157,729
China	83,317	65,761	—	149,078
Denmark	—	80,087	—	80,087
France	—	121,038	—	121,038
Germany	—	122,441	—	122,441
Greece	—	40,726	—	40,726
Hong Kong	—	71,443	—	71,443
India	58,386	—	—	58,386
Israel	55,587	—	—	55,587
Italy	—	59,267	—	59,267
Japan	—	180,117	—	180,117
Netherlands	—	63,222	—	63,222
Portugal	—	51,470	—	51,470
South Korea	—	53,933	—	53,933
Spain	—	101,206	—	101,206
Sweden	54,919	—	—	54,919
Switzerland	—	143,717	—	143,717
United Kingdom	55,261	497,806	—	553,067
United States	1,982,980	—	—	1,982,980
Preferred Stocks*
Germany	—	55,148	—	55,148
Short-Term Investments	80,664	—	—	80,664
Total	$2,528,843	$1,750,815	$—	$4,279,658

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Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2020

International Equity Advantage Portfolio
Common Stocks*
Australia	$—	$192,614	$—	$192,614
Austria	—	4,180	—	4,180
China	—	6,757	—	6,757
Denmark	—	85,829	—	85,829
Finland	—	32,493	—	32,493
France	—	241,108	—	241,108
Germany	—	222,548	—	222,548
Hong Kong	—	57,651	—	57,651
Ireland	—	5,967	—	5,967
Israel	—	7,339	—	7,339
Italy	—	36,606	—	36,606
Japan	102,751	565,543	—	668,294
Luxembourg	—	2,983	—	2,983
Netherlands	—	127,895	—	127,895
New Zealand	—	15,887	—	15,887
Norway	—	42,613	—	42,613
Singapore	—	37,725	—	37,725
South Africa	—	1,740	—	1,740
Spain	—	69,556	—	69,556
Sweden	—	121,319	—	121,319
Switzerland	—	251,617	—	251,617
United Kingdom	10,657	348,958	—	359,615
United States	9,944	—	—	9,944
Preferred Stocks*
Germany	—	5,031	—	5,031
Rights*	—	—	—	—
Short-Term Investments	20,453	—	—	20,453
Total	$143,805	$2,483,959	$—	$2,627,764

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Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2020

International Equity Concentrated Portfolio
Common Stocks*
Brazil	$—	$364,259	$—	$364,259
Canada	313,521	—	—	313,521
China	246,858	1,434,451	—	1,681,309
France	—	2,108,454	—	2,108,454
Germany	—	1,143,899	—	1,143,899
Hong Kong	—	937,167	—	937,167
India	510,898	—	—	510,898
Japan	—	1,797,599	—	1,797,599
Luxembourg	—	507,002	—	507,002
Mexico	823,619	—	—	823,619
South Korea	—	891,020	—	891,020
Spain	—	525,963	—	525,963
United Kingdom	—	1,564,950	—	1,564,950
United States	698,135	—	—	698,135
Preferred Stocks*
Germany	—	442,301	—	442,301
Total	$2,593,031	$11,717,065	$—	$14,310,096

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Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2020

International Equity Portfolio
Common Stocks*
Australia	$—	$41,427,705	$—	$41,427,705
Canada	100,765,066	—	—	100,765,066
China	30,341,961	75,203,912	—	105,545,873
Denmark	—	114,153,646	—	114,153,646
Finland	—	68,689,647	—	68,689,647
France	—	486,780,217	—	486,780,217
Germany	—	210,574,700	—	210,574,700
Hong Kong	—	33,308,898	—	33,308,898
Ireland	34,385,467	—	—	34,385,467
Israel	—	31,338,537	—	31,338,537
Italy	—	70,223,686	—	70,223,686
Japan	—	485,687,596	—	485,687,596
Luxembourg	—	36,048,550	—	36,048,550
Mexico	21,223,280	—	—	21,223,280
Netherlands	—	150,765,207	—	150,765,207
Norway	—	69,362,693	—	69,362,693
Portugal	—	46,251,997	—	46,251,997
Singapore	—	32,872,550	—	32,872,550
South Korea	—	61,728,560	—	61,728,560
Spain	—	39,582,055	—	39,582,055
Sweden	—	66,455,296	—	66,455,296
Switzerland	—	177,398,931	—	177,398,931
United Kingdom	—	294,403,460	—	294,403,460
United States	145,822,496	47,141,648	—	192,964,144
Preferred Stocks*
Germany	—	52,183,445	—	52,183,445
Short-Term Investments	33,605,219	—	—	33,605,219
Total	$366,143,489	$2,691,582,936	$—	$3,057,726,425

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Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2020

International Equity Select Portfolio
Common Stocks*
Australia	$—	$1,284,162	$—	$1,284,162
Brazil	—	2,286,192	—	2,286,192
Canada	1,917,343	—	—	1,917,343
China	1,159,776	7,073,467	—	8,233,243
Denmark	—	2,803,049	—	2,803,049
Finland	—	1,993,566	—	1,993,566
France	—	13,618,978	—	13,618,978
Germany	—	4,026,129	—	4,026,129
Hong Kong	—	1,843,683	—	1,843,683
India	1,544,102	491,036	—	2,035,138
Indonesia	632,335	377,713	—	1,010,048
Ireland	1,306,452	—	—	1,306,452
Italy	—	1,840,568	—	1,840,568
Japan	—	12,025,183	—	12,025,183
Mexico	1,483,816	—	—	1,483,816
Netherlands	—	3,200,080	—	3,200,080
Norway	—	1,861,781	—	1,861,781
Singapore	—	921,155	—	921,155
South Africa	—	843,004	—	843,004
South Korea	—	4,304,437	—	4,304,437
Spain	—	478,329	—	478,329
Sweden	—	2,292,116	—	2,292,116
Switzerland	—	5,527,555	—	5,527,555
United Kingdom	—	7,340,692	—	7,340,692
United States	5,167,663	1,207,597	—	6,375,260
Preferred Stocks*
Germany	—	1,875,585	—	1,875,585
Short-Term Investments	2,104,351	—	—	2,104,351
Total	$15,315,838	$79,516,057	$—	$94,831,895

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Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2020

International Equity Value Portfolio
Common Stocks*
Austria	$—	$54,376	$—	$54,376
France	—	622,710	—	622,710
Germany	—	275,839	—	275,839
Italy	—	56,989	—	56,989
Japan	84,722	467,839	—	552,561
Macau	—	81,006	—	81,006
Mexico	141,933	—	—	141,933
Netherlands	—	97,752	—	97,752
South Korea	—	192,766	—	192,766
Spain	—	68,245	—	68,245
Sweden	—	90,150	—	90,150
Switzerland	—	308,448	—	308,448
United Kingdom	—	155,825	—	155,825
Short-Term Investments	60,990	—	—	60,990
Total	$287,645	$2,471,945	$—	$2,759,590

International Quality Growth Portfolio
Common Stocks*
Canada	$969,861	$—	$—	$969,861
China	314,651	401,870	—	716,521
Denmark	—	703,196	—	703,196
France	—	501,095	—	501,095
Germany	—	939,081	—	939,081
Hong Kong	—	246,353	—	246,353
India	381,316	—	—	381,316
Israel	178,631	—	—	178,631
Japan	—	1,211,030	—	1,211,030
Netherlands	—	552,757	—	552,757
Norway	—	161,895	—	161,895
South Africa	—	222,221	—	222,221
South Korea	—	223,703	—	223,703
Spain	—	127,145	—	127,145
Sweden	—	495,904	—	495,904
Switzerland	—	549,599	—	549,599
Taiwan	547,926	—	—	547,926
United Kingdom	—	1,250,696	—	1,250,696
United States	284,158	—	—	284,158
Short-Term Investments	710,467	—	—	710,467
Total	$3,387,010	$7,586,545	$—	$10,973,555

304  Annual Report

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2020

International Small Cap Equity Portfolio
Common Stocks*
Australia	$—	$1,006,382	$—	$1,006,382
Austria	—	545,679	—	545,679
Belgium	—	1,209,701	—	1,209,701
Canada	1,408,818	—	—	1,408,818
Denmark	—	605,666	—	605,666
Finland	—	1,412,328	—	1,412,328
France	—	625,733	—	625,733
Germany	—	5,517,490	—	5,517,490
Greece	—	595,869	—	595,869
Hong Kong	—	403,971	—	403,971
India	—	293,641	—	293,641
Ireland	—	493,382	—	493,382
Italy	—	1,468,538	—	1,468,538
Japan	442,352	9,820,738	—	10,263,090
Jersey	—	640,423	—	640,423
Luxembourg	—	444,884	—	444,884
Netherlands	139,349	2,532,043	—	2,671,392
New Zealand	—	464,775	—	464,775
Norway	—	373,432	—	373,432
Singapore	—	421,756	—	421,756
Spain	—	703,307	—	703,307
Sweden	213,116	2,210,806	—	2,423,922
Switzerland	—	395,273	—	395,273
United Kingdom	241,412	6,103,041	—	6,344,453
United States	—	426,629	—	426,629
Short-Term Investments	689,364	—	—	689,364
Total	$3,134,411	$38,715,487	$—	$41,849,898

Annual Report  305

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2020

International Strategic Equity Portfolio
Common Stocks*
Brazil	$—	$49,371,448	$—	$49,371,448
Canada	395,559,720	—	—	395,559,720
China	142,692,812	159,832,168	—	302,524,980
Denmark	—	180,593,408	—	180,593,408
Finland	—	96,190,110	—	96,190,110
France	—	722,426,183	—	722,426,183
Germany	—	286,189,050	—	286,189,050
Hong Kong	—	148,663,011	—	148,663,011
India	—	73,515,802	—	73,515,802
Ireland	99,164,677	—	—	99,164,677
Israel	—	92,674,328	—	92,674,328
Italy	—	138,693,689	—	138,693,689
Japan	—	731,453,969	—	731,453,969
Mexico	57,367,131	—	—	57,367,131
Netherlands	—	68,651,729	—	68,651,729
Portugal	—	53,374,796	—	53,374,796
Spain	—	338,916,952	—	338,916,952
Sweden	—	60,876,848	—	60,876,848
Switzerland	—	335,435,421	—	335,435,421
United Kingdom	—	1,028,287,494	—	1,028,287,494
United States	408,596,442	—	—	408,596,442
Preferred Stocks*
Germany	—	165,087,256	—	165,087,256
Short-Term Investments	86,117,830	—	—	86,117,830
Total	$1,189,498,612	$4,730,233,662	$—	$5,919,732,274

306  Annual Report

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2020

Managed Equity Volatility Portfolio
Common Stocks*
Australia	$—	$368,814	$—	$368,814
Belgium	—	141,320	—	141,320
Canada	653,377	—	—	653,377
Denmark	—	514,992	—	514,992
Finland	—	127,882	—	127,882
France	—	340,136	—	340,136
Hong Kong	—	649,106	—	649,106
Israel	—	94,303	—	94,303
Japan	—	4,019,415	—	4,019,415
Netherlands	—	489,832	—	489,832
New Zealand	—	154,214	—	154,214
Norway	—	495,595	—	495,595
Singapore	—	143,579	—	143,579
Spain	—	177,285	—	177,285
Sweden	—	289,605	—	289,605
Switzerland	—	1,011,223	—	1,011,223
United Kingdom	—	792,226	—	792,226
United States	15,174,066	—	—	15,174,066
Short-Term Investments	160,040	—	—	160,040
Total	$15,987,483	$9,809,527	$—	$25,797,010

US Equity Concentrated Portfolio
Common Stocks*	$1,922,765,653	$—	$—	$1,922,765,653
Short-Term Investments	48,536,284	—	—	48,536,284
Total	$1,971,301,937	$—	$—	$1,971,301,937

US Equity Focus Portfolio
Common Stocks*	$52,503,662	$—	$—	$52,503,662
Short-Term Investments	635,125	—	—	635,125
Total	$53,138,787	$—	$—	$53,138,787

US Small-Mid Cap Equity Portfolio
Common Stocks*	$102,213,674	$—	$—	$102,213,674

US Sustainable Equity Portfolio
Common Stocks*	$11,379,977	$—	$—	$11,379,977
Short-Term Investments	188,816	—	—	188,816
Total	$11,568,793	$—	$—	$11,568,793

*	Please refer to Portfolios of Investments and Notes to Portfolios of Investments for portfolio holdings by country and industry.
†	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation (depreciation).

Annual Report  307

10. Derivative Instruments

The Global Listed Infrastructure Portfolio used derivative instruments, including forward currency contracts.

Forward currency contracts may be used for hedging purposes or to seek to increase returns.

During the year ended December 31, 2020, the approximate average monthly notional exposure for derivative instruments was as follows:

Forward currency contracts:
Average amounts purchased	$177,000,000	#
Average amounts sold	$5,232,700,000

#	Represents average monthly notional exposure for the ten months the derivative instrument was open during the period.

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2020:

Assets – Derivative Financial Instruments		Total
Forward currency contracts	Unrealized appreciation on forward currency contracts	$1,627,177

Liabilities – Derivative Financial Instruments		Total
Forward currency contracts	Unrealized depreciation on forward currency contracts	$57,767,779

The effect of derivative instruments on the Statement of Operations for the period ended December 31, 2020 was:

Net Realized Gain (Loss) from:	Total
Forward currency contracts	$(342,450,293)

Net Change in Unrealized Appreciation (Depreciation) on:	Total
Forward currency contracts	$3,106,193

None of the other Portfolios presented traded in derivative instruments during the year ended December 31, 2020.

308  Annual Report

As of December 31, 2020, the Global Listed Infrastructure Portfolio held derivative instruments that are eligible for offset in the Statement of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

The required information for the affected Portfolio is presented in the below table, as of December 31, 2020:

Global Listed Infrastructure Portfolio

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Currency Contracts	$1,627,177	$—	$1,627,177

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amounts of Derivative Assets
BNP Paribas SA	$1,560,894	$(1,560,894)	$—	$—
Royal Bank of Canada	66,283	(66,283)	—	—
Total	$1,627,177	$(1,627,177)	$—	$—

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Currency Contracts	$57,767,779	$—	$57,767,779

Annual Report  309

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amounts of Derivative Liabilities
BNP Paribas SA	$5,071,296	$(1,560,894)	$—	$3,510,402
Canadian Imperial Bank of Commerce	9,122,989	—	—	9,122,989
Citibank NA	4,605,989	—	—	4,605,989
HSBC Bank USA NA	12,061,223	—	—	12,061,223
Royal Bank of Canada	8,907,463	(66,283)	—	8,841,180
Standard Chartered Bank	2,751,566	—	—	2,751,566
State Street Bank and Trust Co.	13,203,919	—	—	13,203,919
The Bank of New York Mellon Corp.	2,043,334	—	—	2,043,334
Total	$57,767,779	$(1,627,177)	$—	$56,140,602

11. Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update No. 2017-08, Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities (“ASU No. 2017-08”). ASU No. 2017-08 shortened the amortization period for certain purchased callable debt securities held at a premium to the earliest call date. Management has implemented the applicable changes, and they did not have a material impact on the Portfolios’ financial statements. In October 2020, ASU No. 2017-08 was amended by the Financial Accounting Standards Board’s issuance of Accounting Standards Update (No. 2020-08), Codification Improvements to Subtopic 310-20, Receivables-Nonrefundable Fees and Other Costs (“ASU No. 2020-08”).This amendment requires that entities re-evaluate whether callable debt securities fall within the scope of ASU No. 2017-08 for each reporting period. ASU No. 2020-08 also amends ASU No. 2017-08 to require premiums be amortized to the “next call date” rather than the “earliest call date” and further clarifies the definition of “next call date.” ASU No. 2020-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. Early adoption of ASU No. 2020-08 is not permitted. Management is currently evaluating the impact, if any, of applying ASU No. 2020-08.

310  Annual Report

On March 12, 2020, the Financial Accounting Standards Board concluded its reference rate reform project with the issuance of Accounting Standards Update No. 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU No. 2020-04”). ASU No. 2020-04 provides elective temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank offered based reference rates as of the end of 2021. ASU No. 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU No. 2020-04.

12. Subsequent Events

Management has evaluated subsequent events potentially affecting the Portfolios through the issuance of the financial statements and has determined that there were no subsequent events that required adjustment or disclosure other than the following.

On March 2, 2021 the Lazard Emerging Markets Equity Blend Portfolio will change its name to the Lazard Emerging Markets Strategic Equity Portfolio.The name change will be accompanied by a change to the Portfolio’s investment strategy to invest primarily in equity securities of non-US companies whose principal activities are located in emerging market countries which the Investment Manager believes are undervalued based on their earnings, cash flow, or asset values. Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of companies whose principal business activities are located in countries represented by the MSCI Emerging Markets Index.

Annual Report  311

The Lazard Funds, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The Lazard Funds, Inc. and Shareholders of Lazard Developing Markets Equity Portfolio, Lazard Emerging Markets Core Equity Portfolio, Lazard Emerging Markets Equity Advantage Portfolio, Lazard Emerging Markets Equity Blend Portfolio, Lazard Emerging Markets Equity Portfolio, Lazard Equity Franchise Portfolio, Lazard Global Equity Select Portfolio, Lazard Global Listed Infrastructure Portfolio, Lazard Global Strategic Equity Portfolio, Lazard International Equity Advantage Portfolio, Lazard International Equity Concentrated Portfolio, Lazard International Equity Portfolio, Lazard International Equity Select Portfolio, Lazard International Equity Value Portfolio, Lazard International Quality Growth Portfolio, Lazard International Small Cap Equity Portfolio, Lazard International Strategic Equity Portfolio, Lazard Managed Equity Volatility Portfolio, Lazard US Equity Concentrated Portfolio, Lazard US Equity Focus Portfolio, Lazard US Small-Mid Cap Equity Portfolio and Lazard US Sustainable Equity Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Lazard Developing Markets Equity Portfolio, Lazard Emerging Markets Core Equity Portfolio, Lazard Emerging Markets Equity Advantage Portfolio, Lazard Emerging Markets Equity Blend Portfolio, Lazard Emerging Markets Equity Portfolio, Lazard Equity Franchise Portfolio, Lazard Global Equity Select Portfolio, Lazard Global Listed Infrastructure Portfolio, Lazard Global Strategic Equity Portfolio, Lazard International Equity Advantage Portfolio, Lazard International Equity Concentrated Portfolio, Lazard International Equity Portfolio, Lazard International Equity Select Portfolio, Lazard International Equity Value Portfolio, Lazard International Quality Growth Portfolio, Lazard International Small Cap Equity Portfolio, Lazard International Strategic Equity Portfolio, Lazard Managed Equity Volatility Portfolio, Lazard US Equity Concentrated Portfolio, Lazard US Equity Focus Portfolio, Lazard US Small-Mid Cap

312  Annual Report

Equity Portfolio and Lazard US Sustainable Equity Portfolio (collectively the “Portfolios”), twenty-two of the portfolios constituting The Lazard Funds, Inc. (the “Fund”), including the portfolios of investments, as of December 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended for the Portfolios except for Lazard International Quality Growth Portfolio, Lazard International Equity Value Portfolio, Lazard Equity Franchise Portfolio, and Lazard US Sustainable Equity Portfolio where the financial statements and periods audited are included in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Portfolios, as of December 31, 2020, and the results of their operations for the year then ended (or for the period listed in the table below), the changes in their net assets for each of the two years in the period then ended (or for the period listed in the table below), and the financial highlights for each of the five years in the period then ended (or for the period listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Portfolio Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Lazard International Quality Growth Portfolio	For the year ended December 31, 2020	For the years ended December 31, 2020 and 2019	For the years ended December 31, 2020 and 2019 and for the period from December 31, 2018 (commencement of operations) through December 31, 2018
Lazard International Equity Value Portfolio	For the year ended December 31, 2020	For the years ended December 31, 2020 and 2019	For the years ended December 31, 2020 and 2019 and for the period from October 31, 2018 (commencement of operations) through December 31, 2018
Lazard Equity Franchise Portfolio	For the year ended December 31, 2020	For the years ended December 31, 2020 and 2019	For the years ended December 31, 2020, 2019, and 2018 and for the period from September 29, 2017 (commencement of operations) through December 31, 2017
Lazard US Sustainable Equity Portfolio	For the period from June 30, 2020 (commencement of operations) through December 31, 2020

Annual Report  313

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolios are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

New York, New York

February 24, 2021

We have served as the auditor of one or more of the investment companies in the Lazard Fund Complex since 2004.

314  Annual Report

The Lazard Funds, Inc.

Board of Directors and Officers Information (unaudited)

Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Independent Directors(3):

Franci J. Blassberg (1953)	Director (August 2014)	Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present)

Cornell Law School, Adjunct Professor (2013 – present)

The Buchmann Faculty of Law, Tel Aviv University, Visiting Professor (2019)

University of California, Berkeley School of Law, Adjunct Professor (Spring 2017)

Kenneth S. Davidson (1945)	Director (August 1995)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Nancy A. Eckl (1962)	Director (April 2007)	College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (68 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

Trevor W. Morrison (1971)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present)

Richard Reiss, Jr. (1944)	Director (May 1991)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

Resource America, Inc., a real estate asset management company, Director (2016 – 2018)

Osprey Technology Acquisition Corp., a special purpose acquisition company, Director (2019 – present)

Annual Report  315

Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Robert M. Solmson (1947)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, Co-Managing Partner and Managing Director (2008 – present)

Interested Directors(4):

Ashish Bhutani (1960)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present)

Lazard Ltd, Vice Chairman and Director (2010 – present)

Nathan A. Paul (1973)	Director (October 2017), Chief Executive Officer and President (February 2017)	Investment Manager, Chief Business Officer (April 2017 – present) and Managing Director (2003 – present)

Investment Manager, General Counsel (2002 – April 2017)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each Director serves as a Director for each of the funds in the Lazard Fund Complex comprised of, as of January 31, 2021, 35 active investment portfolios. Each Director serves an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation.
(3)	“Independent Directors” are not “interested persons” (as defined in the 1940 Act) of the Fund.
(4)	Messrs. Bhutani and Paul are “interested persons” (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager.
The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.lazardassetmanagement.com.

316  Annual Report

Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers(3):

Mark R. Anderson (1970)	Vice President and Secretary (February 2017)	Managing Director (since February 2017), General Counsel (since April 2017) and Chief Compliance Officer of the Investment Manager

Nargis Hilal (1984)	Chief Compliance Officer (July 2020)	Senior Vice President and Counsel of the Investment Manager (since August 2017)

Chief Compliance Officer of KLS Diversified Asset Management LP (March 2016 – August 2017)

Deputy Chief Compliance Office KLS Diversified Asset Management LP (January 2015 – March 2016)

Christopher Snively (1984)	Chief Financial Officer (March 2016) and Treasurer (September 2019)	Senior Vice President of the Investment Manager

Shari L. Soloway (1981)	Assistant Secretary (November 2015)	Head of Legal, North America (since January 2019, previously Senior Vice President, Legal and Compliance) of the Investment Manager

Jessica A. Falzone (1989)	Assistant Secretary (January 2019)	Vice President, Legal and Compliance, of the Investment Manager (since March 2018)

Associate at Schulte Roth & Zabel LLP (October 2014 – March 2018)

Christina Kennedy (1990)	Assistant Treasurer (May 2020)	Vice President of the Investment Manager (since July 2019)

Senior Fund Accountant, Gates Capital Management Inc. (July 2016 – July 2019)

Assurance Senior Associate at PricewaterhouseCoopers LLP (August 2013 – July 2016)

Cesar A. Trelles (1975)	Assistant Treasurer (December 2004)	Vice President of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other funds in the Lazard Fund Complex.
(3)	In addition to Nathan A. Paul, Chief Executive Officer and President (since February 2017; previously, Vice President and Secretary), whose information is included in the Interested Directors section above.

Annual Report  317

The Lazard Funds, Inc. Tax and Other Information (unaudited)

Tax Information

Year Ended December 31, 2020

The following tax information represents year end disclosures of the tax benefits passed through to shareholders for 2020:

Of the dividends paid by the Portfolios, the corresponding percentage shown below is qualified dividend income.

Portfolio	Percentage

Developing Markets Equity	100.00%
Emerging Markets Core Equity	100.00
Emerging Markets Equity Advantage	100.00
Emerging Markets Equity Blend	100.00
Emerging Markets Equity	100.00
Equity Franchise	100.00
Global Equity Select	100.00
Global Listed Infrastructure	—
Global Strategic Equity	100.00
International Equity Advantage	100.00
International Equity Concentrated	100.00
International Equity	100.00
International Equity Select	100.00
International Equity Value	100.00
International Quality Growth	100.00
International Small Cap Equity	100.00
International Strategic Equity	100.00
Managed Equity Volatility	100.00
US Equity Concentrated	100.00
US Equity Focus	83.70
US Small-Mid Cap Equity	100.00
US Sustainable Equity	100.00

318  Annual Report

Of the dividends paid by the Portfolios, the corresponding percentage represents the amount of each dividend that qualifies for the dividends received deduction available to corporate shareholders.

Portfolio	Percentage

Developing Markets Equity	—%
Emerging Markets Core Equity	0.19
Emerging Markets Equity Advantage	0.13
Emerging Markets Equity Blend	—
Emerging Markets Equity	—
Equity Franchise	50.04
Global Equity Select	26.05
Global Listed Infrastructure	9.43
Global Strategic Equity	23.21
International Equity Advantage	—
International Equity Concentrated	—
International Equity	—
International Equity Select	—
International Equity Value	—
International Quality Growth	—
International Small Cap Equity	—
International Strategic Equity	—
Managed Equity Volatility	58.73
US Equity Concentrated	100.00
US Equity Focus	94.55
US Small-Mid Cap Equity	100.00
US Sustainable Equity	55.56

Pursuant to Section 871 of the Code, the Portfolios have no designated qualified short-term gains for purposes of exempting withholding of tax on such distributions to US nonresident shareholders.

Annual Report  319

The Portfolios intend to pass through to shareholders foreign source income and foreign taxes paid, or up to the maximum amount allowable, as a foreign tax credit.

Portfolio	Foreign Source Income	Foreign Tax Paid/Credit

Developing Markets Equity	$3,027,358	$395,903
Emerging Markets Core Equity	3,905,756	511,556
Emerging Markets Equity Advantage	415,616	52,548
Emerging Markets Equity Blend	2,091,425	235,375
Emerging Markets Equity	193,621,417	29,046,492
Equity Franchise	—	—
Global Equity Select	606,714	46,020
Global Listed Infrastructure	191,921,095	14,242,009
Global Strategic Equity Portfolio	30,030	2,878
International Equity Advantage Portfolio	79,807	8,446
International Equity Concentrated Portfolio	1,130,816	106,196
International Equity Portfolio	61,033,493	6,693,402
International Equity Select Portfolio	1,910,274	204,446
International Equity Value Portfolio	82,408	8,771
International Quality Growth Portfolio	71,237	9,578
International Small Cap Equity Portfolio	768,885	73,230
International Strategic Equity Portfolio	116,376,892	11,331,503
Managed Equity Volatility Portfolio	—	—-
US Equity Concentrated Portfolio	—	—
US Equity Focus Portfolio	—	—
US Small-Mid Cap Equity Portfolio	—	—
US Sustainable Equity	—	—

320  Annual Report

Of the dividends paid by the Portfolios, the corresponding amount represents the long-term capital gains paid to shareholders.

Portfolio	Long-Term Capital Gains

Developing Markets Equity	$—
Emerging Markets Core Equity	—
Emerging Markets Equity Advantage	65,751
Emerging Markets Equity Blend	—
Emerging Markets Equity	—
Equity Franchise	18,209
Global Equity Select	7,134,923
Global Listed Infrastructure	133,696,404
Global Strategic Equity Portfolio	104,380
International Equity Advantage Portfolio	—
International Equity Concentrated Portfolio	—
International Equity Portfolio	—
International Equity Select Portfolio	—
International Equity Value Portfolio	—
International Quality Growth Portfolio	81,523
International Small Cap Equity Portfolio	—
International Strategic Equity Portfolio	—
Managed Equity Volatility Portfolio	373,644
US Equity Concentrated Portfolio	21,982,543
US Equity Focus Portfolio	2,312,928
US Small-Mid Cap Equity Portfolio	602,919
US Sustainable Equity	24

Annual Report  321

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (the “SEC”) website at https://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at https://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Schedule of Portfolio Holdings

The Fund files the complete schedule of each Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT.The Fund’s Form N-PORT reports are available on the SEC’s website at https://www.sec.gov.

322  Annual Report

NOTES

NOTES

NOTES

NOTES

NOTES

NOTES

The Lazard Funds, Inc.

30 Rockefeller Plaza

New York, New York 10112-6300

Telephone: 800-823-6300

www.lazardassetmanagement.com

Investment Manager

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112-6300

Telephone: 800-823-6300

Distributor

Lazard Asset Management Securities LLC

30 Rockefeller Plaza

New York, New York 10112-6300

Custodian

State Street Bank and Trust Company

One Iron Street

Boston, Massachusetts 02210-1641

Transfer Agent and Dividend Disbursing Agent

DST Asset Manager Solutions, Inc.

2000 Crown Colony Drive

Quincy, Massachusetts 02169-0953

Telephone: 617-483-7000

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, New York 10112-0015

Legal Counsel

Proskauer Rose LLP

Eleven Times Square

New York, New York 10036-8299

www.proskauer.com

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardassetmanagement.com

Performance information as of the most recent month end is available online at www.lazardassetmanagement.com. LZDPS020

Lazard Funds

Annual Report

December 31, 2020

Fixed Income Funds

Lazard Emerging Markets Debt Portfolio
Lazard Global Fixed Income Portfolio
Lazard US Corporate Income Portfolio

Lazard US Short Duration Fixed Income Portfolio

The Lazard Funds, Inc. Table of Contents

2	A Message from Lazard (unaudited)
4	Investment Overviews (unaudited)
12	Performance Overviews (unaudited)
17	Information About Your Portfolio’s Expenses (unaudited)
20	Portfolio Holdings Presented by Asset Class/Credit Rating and Region
21	Portfolios of Investments
21	Lazard Emerging Markets Debt Portfolio
38	Lazard Global Fixed Income Portfolio
49	Lazard US Corporate Income Portfolio
62	Lazard US Short Duration Fixed Income Portfolio
65	Notes to Portfolios of Investments
68	Statements of Assets and Liabilities
72	Statements of Operations
74	Statements of Changes in Net Assets
80	Financial Highlights
90	Notes to Financial Statements
121	Report of Independent Registered Public Accounting Firm
123	Board of Directors and Officers Information (unaudited)
126	Tax and Other Information (unaudited)

Please consider a Portfolio’s investment objective, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc. (the “Fund”), you may obtain a prospectus or a Portfolio’s summary prospectus by calling 800-823-6300, or online, at www.lazardassetmanagement.com. Read the prospectus or the Portfolio’s summary prospectus carefully before you invest. The prospectus and a Portfolio’s summary prospectus contain the investment objective, risks, charges, expenses and other information about the Portfolio, which are not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Annual Report   1

The Lazard Funds, Inc. A Message from Lazard (unaudited)

Dear Shareholder,

As 2020 began, the outbreak of a novel coronavirus (“COVID-19”) turned into a fast-spreading pandemic, rattling global markets. Worldwide lockdowns led to a severe equity market sell-off in February and March, as well as a sharp decline in oil markets. By the conclusion of the year, COVID-19 continued to wreak havoc across much of the world, but many global equity markets closed 2020 near all-time highs. Markets generally rose steadily after the selloff on the back of unprecedented support from global central banks and government treasuries and the introduction of several promising vaccines.

In the United States, Democrats won control of the White House and Congress in November elections. The US equity market closed 2020 near an all-time peak, and nominal yields in various US fixed income market segments closed at or near all-time lows, fueled by trillions of dollars in monetary and fiscal stimulus.

COVID-19 also severely debilitated economic activity in the emerging markets, but the recovery in emerging markets equities that began in late March picked up steam in the fourth quarter thanks to vaccine breakthroughs and the US election outcome. As a result, the MSCI Emerging Markets® Index outperformed global developed markets equities in 2020.

In Europe, interest rates have never been as low, and central bank balance sheets have never been as inflated, as they were at year-end. With an agreement now in place for the exit of the United Kingdom from the European Union, the years-long “Brexit” saga may be one less uncertainty the market has to grapple with in the year ahead.

As we write, many countries are facing record levels of new COVID-19 infections, spurring renewed economic lockdowns and increasing the risk that many companies, particularly small businesses, might not make it to the other side of this pandemic. Were that to happen, it could send a negative signal to markets

2   Annual Report

equal and opposite to the positive news of the vaccines toward the end of the last year. Investors face a timing conundrum, but it could well be darkest before the dawn.

Despite these challenges, we are optimistic for 2021 and believe that as the world does eventually return to something like the pre-pandemic days, fundamental analysis and stock selection will be crucial drivers for performance. We are privileged that you have turned to Lazard for your investment needs and value your continued confidence in our investment management capabilities. We continue to strive for the long-term patterns of performance pursued by the various investment strategies employed.

Sincerely,

Lazard Asset Management LLC

Annual Report   3

The Lazard Funds, Inc. Investment Overviews (unaudited)

Emerging Markets Debt

For the year ended December 31, 2020, emerging markets debt climbed 4.02% (measured in US dollar terms), as hard currency debt advanced 5.26%, while local currency debt gained 2.69%. Sovereign credit spreads peaked in 2020 at over 700 basis points (bps) in March but ended only 60 bps wider than where they began the year. Despite outperforming investment grade bonds by nearly 15% over the eight months ended December 31, 2020, high yield lagged investment grade by 8% on the year because of investment grade’s resilience during the first quarter sell-off. In local debt, emerging markets currencies absorbed much of the first quarter shock—falling 15%—and have been slower to rebound than other parts of the asset class. This does not come as a surprise as currencies are highly cyclical and therefore tend to be the last part of the asset class to rebound following periods of dislocation. Meanwhile, local yields, which are measured as a weighted average of each country’s yield in local currency terms (i.e. unhedged), dropped precipitously in the year, matching the 100 bps rally in the yield of the benchmark 10-year US Treasury note to end the year at an all-time low of 4.22%. After briefly spiking above 6% in mid-March, local currency emerging markets debt yields came down sharply as nearly all central banks in the local currency investment universe cut rates and a number announced quantitative easing programs.

Global Fixed Income

For the year ended December 31, 2020, global bond markets rose sharply despite seesawing risk sentiment amid mixed news flow and formidable macro challenges.

Risk assets began the year positively, thanks to the truce in the US-China trade war, greater clarity on Brexit, and a global monetary easing cycle. However, market optimism gave way to panic selling in mid-February thru the latter part of March, as the coronavirus epidemic that began in China metastasized into a full-scale pandemic and investors worried about the threat it posed to the global economy.

4   Annual Report

With the US Federal Reserve (the “Fed”) taking the lead, central banks worldwide and government fiscal policymakers initiated aggressive stimulus measures to contain the economic fallout from the intensifying viral outbreak. Despite stiffening headwinds, which included severe economic downturns in several countries and regions of the world, these actions buoyed market confidence that central banks and governments would continue to act when necessary to support risk assets and backstop the world economy.

Investor confidence wavered in the latter part of the year amid growing anxiety about the spike in cases across the US, Europe, and elsewhere, as well as the emergence of a new, more infectious strain of the virus. However, news of the development of coronavirus vaccines was greeted enthusiastically by investors, who believed that their successful, widespread deployment would provide a pathway for the world economy to normalize in 2021.

Against this backdrop, most global interest rate markets performed positively in local currency terms across both developed and emerging markets. In addition, global credit indices spanning both investment grade and high yield performed positively for the year, as credit spreads narrowed post the pandemic fueled sell off. Moreover, the new issue market remained strong and issuers took advantage of low yields to repair balance sheets and extend the maturity profile of their debt. Importantly, issuance was met with firm demand from investors with many issues oversubscribed. Currency markets were active but showed wide dispersion. Versus the US dollar in 2020, the Swedish krona was the best performing currency, gaining 13.8%, while the Argentine peso was the worst, losing 28.9% for the year. Major currencies such as the euro and Japanese yen appreciated 8.9% and 5.2%, respectively, for the year. As 2020 came to a close, the US dollar weakened and the US yield curve steepened on the prospect that the new US administration would provide additional fiscal stimulus and the coronavirus vaccines would pave the way for economic growth. In Europe, optimism on a recovery from the pandemic coupled with a resolution on Brexit and weakening of the US dollar provided firmness to the euro.

Annual Report   5

US Corporate Income

Financial markets continued to perform remarkably well in the wake of pandemic-induced volatility experienced earlier in the year. In 2020, the S&P 500 Index was up about 18%, real yields (i.e., interest rates adjusted to remove the effect of inflation) on US investment grade credit were approaching zero and nominal yields (i.e., interest rates before taking inflation into account) on various US high yield indices were at or near all-time lows. The primary market has been similarly robust and record setting- a record $449.9 billion in U.S. high yield issues came to market in 2020. Importantly, this record- breaking supply has been met with healthy demand. In fact, spreads for a large contingent of issuers have retraced most or all of the pandemic- induced widening.

Broad US high yield indices performed well over the year, rebounding from the markdowns suffered earlier in the year. The ICE BofA US Cash Pay High Yield Index finished the year up 6.20%. The option-adjusted spread (OAS) continued to tighten and finished 2020 at 379 bps. After seeing higher quality credits perform well at in the first half of the year, lower quality credits outperformed in the second half. However, for the year ended December 31, 2020, higher quality did lead the performance tables with the BB index’s gain of 8.73% outpacing both the B Index (+3.59%) and the CCC Index (+2.78%), per ICE.

High yield issuance for 2020 was record breaking with the second quarter ($145.5 billion) and third quarter ($131.9 billion) the top two quarters for issuance on record. Inflows in 2020 totals were $449.9 billion (gross), a 57% increase over 2019’s $286.6 billion, and eclipsing the previous yearly record of $398.5 billion in 2013. For the year, refinancing (66%) was the leading use of proceeds, followed by general corporate purposes (25%), and acquisition financing (9%).

Fund flows were marked by strong outflows experienced during the initial days of the pandemic but reversed strongly the balance

6   Annual Report

of the year. Year-to-date inflows totaled $44 billion, which outpaced 2019’s yearly total of $18.8 billion.

Defaults increased in the year. At the end of December, the US high yield par-weighted default rate, including distressed exchanges, was 6.67%, a 3.90% increase year over year. However, most of the defaults were in energy sector and, excluding energy, the US high yield par-weighted default rate, including distressed exchanges was 4.46%.

US Short Duration Fixed Income

The Fed was swift in lowering benchmark rates, providing backstop facilities and engaging in quantitative easing in the wake of the pandemic-induced fall in asset prices and tightening of liquidity. This caused interest rates to fall across the curve, risk assets to recover, and primary markets to be robust with activity. Importantly, the Fed has indicated that interest rate policy is likely to remain zero bound until it is clear employment and growth have recovered. In fact, they have indicated they are willing to let inflation run higher than their 2% target. Moreover, the accommodative monetary policy and the prospect for increased fiscal stimulus should continue to lead to a steepening of the yield curve and an increase in inflation expectations, which may encourage risk taking as investors look for yield.

Effective monetary and fiscal programs enabled a wide variety of assets to performed positively for the year, including equities, investment grade credit, high yield credit, and US Treasuries securities of all durations. This positive performance occurred despite remaining uncertainties that certain areas of the economy will recover and not be scarred by the pandemic.

Annual Report   7

Lazard Emerging Markets Debt Portfolio

For the year ended December 31, 2020, the Lazard Emerging Markets Debt Portfolio’s Institutional Shares posted a total return of 3.19%, while Open Shares posted a total return of 3.11% and R6 Shares posted a total return of 3.30%, as compared with the 4.02% return for the Global Diversified Index.

Relative performance for the year was driven almost entirely by bottom-up decisions. Local interest rate and local currency selection both contributed positively to performance but were partially offset by negative attribution in hard currency sovereign debt. We were relatively conservatively positioned coming into the year with a local duration overweight and very little active exposure to high yield currencies, which helped during the first quarter sell-off. Following the market sell-off, we repositioned the Portfolio and added currency risk in Asian and European currencies on the view that these regions would lead the rebound in global growth and later began rotating into the higher yielding currencies that we favor currently. The underperformance in hard currency debt occurred mainly during the first quarter sell-off, though we maintained conviction in our bottom-up picks and recouped a portion of these losses throughout the remainder of the year. We began the year with limited exposure to high yield credits and a focus on short-dated debt in B-rated countries on an improving structural reform trajectory (e.g., Ukraine) and countries trading at distressed levels where we saw significant upside potential in restructuring (e.g., Argentina, Lebanon, and Venezuela). The distressed countries were the main detractors from performance as they sold-off more than the broader market of emerging markets debt. Our decision to increase high yield exposure following the sell-off proved beneficial, as a number of BB and B rated credits such as Mexican state-owned oil company PEMEX and Angola’s sovereign debt boosted returns.

The Portfolio management team uses currency forwards and interest rates swaps, both opportunistically, for direct currency and interest rates exposure, and defensively, for hedging purposes. For the year, the use of derivatives contributed positively to the Portfolio’s relative performance.

8   Annual Report

Lazard Global Fixed Income Portfolio

For the year ended December 31, 2020, the Lazard Global Fixed Income Portfolio’s Institutional Shares posted a total return of 9.51%, while Open Shares posted a total return of 9.23%, as compared with the 9.20% return for the Bloomberg Barclays Global Aggregate® Index.

The Portfolio’s performance was helped by country allocations, with its diversified market value and duration overweight exposures to the United States, Australia, New Zealand, Canada, Eastern Europe, Norway, and Peru, as well as its underweight interest rate exposure to Japan. Conversely, the portfolio’s underweight exposure to core Europe detracted from returns. The Portfolio’s euro proxy hedges (underweight to the euro and overweight to a diversified basket of correlated European currencies) detracted from returns; however, this was partially offset by the enhanced yield/carry from that positioning. Modest exposure to the Mexican peso earlier in the year also detracted from performance. Security selection contributed positively in many global regions, including the United States, Canada, Australia, and Norway. However, in the euro zone, it detracted from performance given the underweight exposure to debt from peripheral countries in the bloc and spread product in that region.

The Portfolio management team utilizes forward currency contracts, both opportunistically and defensively, for hedging purposes. In aggregate, currency positioning (defined as the net currency exposure of underlying bonds plus currency hedges) produced a modestly negative contribution to the relative performance during the year.

Lazard US Corporate Income Portfolio

For the year ended December 31, 2020, the Lazard US Corporate Income Portfolio’s Institutional Shares posted a total return of 4.96%, while Open Shares posted a total return of 4.80%, and R6 Shares posted a total return of 4.89%, as compared with the 6.19% return for the ICE BofAML BB-B US Cash Pay Non-Distressed High Yield® Index (the “Cash Pay Index”).

Annual Report   9

Relative underperformance versus the benchmark index was driven by the Portfolio’s higher credit quality and shorter duration. Most industry sectors continued their recovery from the lows and posted positive returns for the year. On a relative basis, overweights to the capital goods and technology sectors, and an underweight to the energy sector, contributed to performance. Conversely, overweights to the automotive and consumer goods sectors detracted from relative performance. At a security level, the Delphi 5% due 2025 advanced after the gear maker was purchased by its rival, BorgWarner, which has an investment grade rating. Southwestern Energy (SWN) 4.95% due 2025 performed well, as energy prices continued their recovery and stabilization from the pandemic lows. Among the securities that had a negative absolute return to the Portfolio, the position in Hertz 5.5% due 2024 was negatively affected by the pandemic’s impact on travel and the car rental company’s airport focused business model. Also, the position in PBF Energy (PBFENE) 6% due 2028 was marginally lower due to a drop in fuel demand, especially from the aviation industry.

The Portfolio maintains an overweight to BBB credits, and an underweight to BB and B credits versus the index. The Portfolio’s OAS of 281 bps; continues to be lower than the Cash Pay Index’s 318 bp OAS. Yields continued to move lower, with the Portfolio now yielding 3.25% versus 3.59% for the index. The Portfolio’s effective duration as of December 31, 2020 of 2.89 years remains below the index’s 3.85.

Lazard US Short Duration Fixed Income Portfolio

For the year ended December 31, 2020, the Lazard US Short Duration Fixed Income Portfolio’s Institutional Shares posted a total return of 2.46%, while Open Shares posted a total return of 2.20%, as compared with the 3.10% return for the ICE BofAML 1-3 Year US Treasury® Index.

An underweight allocation to securities with a 2 to 3 year duration hurt relative performance as the Fed cut interest rates and rates across the curve moved lower. However, the Portfolio was overweight in spread products, such as corporate credit and consumer asset-backed securities (“ABS”), which helped relative performance.

10  Annual Report

The Portfolio continues to maintain a shorter duration than its relative index, by continuing to be underweight in securities with 2 to 3 year durations. It is also underweight in US treasury securities relative to the index. Additionally, the Portfolio maintains an overweight position in US corporate bonds and consumer ABS relative to the index. We continue to favor the financial and consumer discretionary sectors and convexity of the Portfolio remains positive.

Annual Report  11

The Lazard Funds, Inc. Performance Overviews (unaudited)

Lazard Emerging Markets Debt Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Debt Portfolio, the JPMorgan EMBI Global Diversified® Index, the JPMorgan GBI-EM Global Diversified® Index and the Global Diversified Index*

Average Annual Total Returns*

Periods Ended December 31, 2020

	One Year	Five Years	Since Inception†
Institutional Shares**	3.19%	6.11%	3.11%
Open Shares**	3.11%	5.85%	2.85%
R6 Shares**	3.30%	N/A	4.34%
JPMorgan EMBI Global Diversified Index	5.26%	7.08%	6.36%
			(Institutional and Open Shares) 5.26% (R6 Shares)
JPMorgan GBI-EM Global Diversified Index	2.69%	6.72%	1.52%
			(Institutional and Open Shares) 4.57% (R6 Shares)
Global Diversified Index	4.02%	6.97%	3.99%
			(Institutional and Open Shares) 4.97% (R6 Shares)

†	The inception date for the Institutional and Open Shares was February 28, 2011 and for the R6 Shares was July 28, 2016.

12  Annual Report

Lazard Global Fixed Income Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Global Fixed Income Portfolio and the Bloomberg Barclays Global Aggregate® Index*

Average Annual Total Returns*

Periods Ended December 31, 2020

	One Year	Five Years	Since Inception†
Institutional Shares**	9.51%	4.46%	1.94%
Open Shares**	9.23%	4.17%	1.65%
Bloomberg Barclays Global Aggregate Index	9.20%	4.79%	2.49%

†	The inception date for the Portfolio was March 30, 2012.

Annual Report  13

Lazard US Corporate Income Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Corporate Income Portfolio and Cash Pay Index*

Average Annual Total Returns*

Periods Ended December 31, 2020

	One Year	Five Years	Ten Years	Since Inception†
Institutional Shares**	4.96%	6.01%	5.56%	4.46%
Open Shares**	4.80%	5.72%	5.26%	3.98%
R6 Shares**	4.89%	N/A	N/A	4.61%
Cash Pay Index	6.19%	7.68%	6.68%	6.51%
				(Institutional Shares) 6.46% (Open Shares) 6.66% (R6 Shares)

†	The inception date for the Institutional Shares was January 2, 1998, for the Open Shares was February 24, 1998 and for the R6 Shares was November 3, 2016.

14  Annual Report

Lazard US Short Duration Fixed Income Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Short Duration Fixed Income Portfolio and the ICE BofAML 1-3 Year US Treasury® Index*

Average Annual Total Returns*

Periods Ended December 31, 2020

	One Year	Five Years	Since Inception	†
Institutional Shares**	2.46%	1.63%	1.44%
Open Shares**	2.20%	1.34%	1.27%
ICE BofAML 1-3 Year US Treasury Index	3.10%	1.90%	1.31%

†	The inception date for the Portfolio was February 28, 2011.

Notes to Performance Overviews:

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”), State Street Bank and Trust Company, the Fund’s administrator (“State Street”), or DST Asset Manager Solutions, Inc., the Fund’s transfer agent and dividend disbursing agent (“DST”); without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with US Generally Accepted Accounting Principles (“GAAP”), if any, and also exclude one-time adjustments related to reimbursed custodian out-of-pocket expenses (Note 3 in the Notes to Financial Statements) for The Emerging Markets Debt Portfolio and settlement proceeds received from a class action lawsuit by The US Corporate Income Portfolio which impacted the total return of R6 Shares but did not impact that of Institutional or Open; amounts may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

Annual Report  15

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The indices are unmanaged, have no fees or costs and are not available for investment.

The JPMorgan Emerging Markets Bond index (“EMBI”) Global Diversified Index is an unmanaged index of debt instruments of 31 emerging countries. The JPMorgan Government Bond Index-Emerging Markets (“GBI-EM”) Global Diversified Index is a comprehensive Emerging Markets index that consists of regularly traded, liquid, fixed-rate, domestic currency government bonds to which international investors can gain exposure. These indices limit the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The same countries are covered in both indices.

The Global Diversified Index is an unmanaged index created by the Investment Manager and is a 50/50 blend of the JPMorgan EMBI Global Diversified Index and the JPMorgan GBI-EM Global Diversified Index.

The government-related debt, corporate debt, and securitized debt provides a broad-based measure of global investment-grade fixed-income debt markets, including government-related debt, corporate debt and securitized debt.

The Cash Pay Index is The ICE Bank of America Merrill Lynch High Yield (“BofAML”) BB-B US Cash Pay Non-Distressed High Yield® Index. It is constructed to mirror the BB-B non-distressed sector of the public high yield corporate debt market and is a subset of the ICE BofAML High Yield Cash Pay® Index.

The ICE BofAML 1-3 Year US Treasury Index tracks the performance of the direct sovereign debt of the US government having a maturity of at least one year and less than three years.

**	The performance of Institutional Shares, Open Shares and R6 Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

16  Annual Report

The Lazard Funds, Inc.

Information About Your Portfolio’s Expenses (unaudited)

Expense Example

As a shareholder in a Portfolio, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from July 1, 2020 through December 31, 2020 and held for the entire period.

Actual Expenses

For each share class of the Portfolios, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each share class of the Portfolios, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Annual Report  17

Portfolio	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20	Annualized Expense Ratio During Period 7/1/20 - 12/31/20

Emerging Markets Debt
Institutional Shares
Actual	$1,000.00	$1,106.10	$4.55	0.86%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.81	$4.37	0.86%
Open Shares
Actual	$1,000.00	$1,105.10	$4.55	0.86%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.81	$4.37	0.86%
R6 Shares
Actual	$1,000.00	$1,105.40	$4.34	0.82%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.01	$4.17	0.82%

Global Fixed Income
Institutional Shares
Actual	$1,000.00	$1,063.40	$3.63	0.70%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.62	$3.56	0.70%
Open Shares
Actual	$1,000.00	$1,061.90	$4.92	0.95%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.36	$4.82	0.95%

US Corporate Income
Institutional Shares
Actual	$1,000.00	$1,079.40	$2.87	0.55%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.37	$2.80	0.55%
Open Shares
Actual	$1,000.00	$1,078.80	$4.18	0.80%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.11	$4.06	0.80%
R6 Shares
Actual	$1,000.00	$1,078.50	$2.87	0.55%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.37	$2.80	0.55%

18  Annual Report

Portfolio	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20	Annualized Expense Ratio During Period 7/1/20 - 12/31/20

US Short Duration Fixed Income
Institutional Shares
Actual	$1,000.00	$999.50	$2.01	0.40%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.13	$2.03	0.40%
Open Shares
Actual	$1,000.00	$999.20	$3.27	0.65%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.87	$3.30	0.65%

*	Expenses are equal to the annualized expense ratio, net of expenses waivers and reimbursements, of each share class multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

Annual Report  19

The Lazard Funds, Inc. Portfolio Holdings Presented by

Asset Class/Credit Rating and Region December 31, 2020

Asset Class/S&P Credit Rating*	Lazard Global Fixed Income Portfolio	Lazard US Corporate Income Portfolio	Lazard US Short Duration Fixed Income Portfolio

Fixed Income
AAA	23.7%	—%	76.4%
AA+	6.6	—	—
AA-	6.7	—	—
A+	7.6	—	—
A	6.1	—	—
A-	7.0	—	3.2
BBB+	13.0	—	17.5
BBB	4.1	1.4	1.8
BBB-	5.7	7.8	—
BB+	0.5	12.2	—
BB	0.5	17.3	—
BB-	1.8	20.5	—
B+	—	8.8	—
B	—	9.0	—
B-	—	4.6	—
CCC+	—	1.1	—
CCC-	—	0.2	—
CC	—	1.7	—
Not Applicable	12.0	9.6	0.9
No Rating	0.8	—	—
Short-Term Investments	3.9	5.8	0.2
Total Investments	100.0%	100.0%	100.0%

Asset Class/Region*	Lazard Emerging Markets Debt Portfolio

Fixed Income
Africa	12.8%
Asia	29.0
Europe	19.0
North America	12.8
South America	14.9
Short-Term Investments	11.5
Total Investments	100.0%

*	Represents percentage of total investments.

20  Annual Report

The Lazard Funds, Inc. Portfolios of Investments

December 31, 2020

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Debt Portfolio

Corporate Bonds | 6.5%

Brazil | 0.9%
MV24 Capital BV, 6.748%, 06/01/34	USD	189	$207,483

India | 1.0%
Adani Ports & Special Economic Zone, Ltd., 4.200%, 08/04/27	USD	200	214,562

Kuwait | 0.9%
NBK Tier 1 Financing 2, Ltd., 4.500% (USD Swap 6 Year + 2.832%), 08/27/25 (§), (¶)	USD	200	203,687

Mexico | 2.0%
Petroleos Mexicanos:
6.875%, 10/16/25 (#)	USD	60	65,619
5.350%, 02/12/28	USD	130	128,375
6.500%, 01/23/29	USD	85	87,709
7.690%, 01/23/50	USD	35	35,289
6.950%, 01/28/60	USD	135	126,779
			443,771
Peru | 1.7%
Banco de Credito del Peru, 3.125% (CMT 5 Year + 3.000%), 07/01/30 (#), (§)	USD	100	102,750
Fondo MIVIVIENDA SA, 7.000%, 02/14/24	PEN	180	56,903
Hunt Oil Co. of Peru LLC Sucursal Del Peru, 6.375%, 06/01/28	USD	200	217,750
			377,403
Total Corporate Bonds (Cost $1,398,536)			1,446,906

The accompanying notes are an integral part of these financial statements.

Annual Report  21

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Debt Portfolio (continued)

Foreign Government Obligations | 79.6%

Angola | 1.5%
Republic of Angola, 8.000%, 11/26/29	USD	360	$338,512

Argentina | 0.9%
Republic of Argentina:
1.000%, 07/09/29	USD	33	14,518
0.125%, 07/09/30 (Ø)	USD	109	44,421
0.125%, 07/09/35 (Ø)	USD	286	104,632
0.125%, 01/09/38 (Ø)	USD	64	26,271
			189,842
Azerbaijan | 1.0%
Republic of Azerbaijan, 3.500%, 09/01/32	USD	200	211,125

Bahamas | 0.5%
Commonwealth of Bahamas, 8.950%, 10/15/32	USD	100	108,875

Bahrain | 1.2%
Bahrain Government International Bond, 6.750%, 09/20/29	USD	230	263,781

Barbados | 0.0%
Barbados Government International Bonds, 6.500%, 10/01/29 (#)	USD	10	10,106

Belarus | 0.9%
Republic of Belarus, 5.875%, 02/24/26	USD	200	205,000

Belize | 0.0%
Republic of Belize, 4.938%, 02/20/34	USD	16	7,090

The accompanying notes are an integral part of these financial statements.

22  Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Debt Portfolio (continued)

Brazil | 4.2%
Brazil Letras do Tesouro Nacional, 0.000%, 01/01/24	BRL	2,800	$461,157
Brazil NTN-F, 10.000%, 01/01/25	BRL	690	153,570
Federal Republic of Brazil:
2.875%, 06/06/25	USD	25	26,050
4.500%, 05/30/29	USD	115	127,794
3.875%, 06/12/30	USD	100	105,500
5.625%, 02/21/47	USD	25	29,805
4.750%, 01/14/50	USD	30	32,006
			935,882
Chile | 0.7%
Bonos de la Tesoreria de la Republica en pesos:
4.500%, 03/01/26	CLP	40,000	64,549
2.300%, 10/01/28	CLP	25,000	35,020
2.800%, 10/01/33	CLP	25,000	33,785
6.000%, 01/01/43	CLP	10,000	19,041
			152,395
China | 6.0%
China Development Bank:
1.860%, 04/09/23	CNY	2,890	429,349
3.500%, 08/13/26	CNY	3,050	468,539
3.450%, 09/20/29	CNY	390	58,561
China Government Bonds:
2.360%, 07/02/23	CNY	700	105,748
3.120%, 12/05/26	CNY	1,340	204,789
2.680%, 05/21/30	CNY	460	67,401
			1,334,387
Colombia | 4.4%
Colombia Government International Bond:
3.000%, 01/30/30	USD	60	63,037
5.200%, 05/15/49	USD	40	50,563
Colombian Titulos De Tesoreria:
6.250%, 11/26/25	COP	768,300	246,234
7.500%, 08/26/26	COP	757,000	255,421

The accompanying notes are an integral part of these financial statements.

Annual Report  23

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Debt Portfolio (continued)

6.000%, 04/28/28	COP	289,800	$90,559
7.000%, 06/30/32	COP	224,000	72,138
Republic of Colombia:
4.500%, 01/28/26	USD	65	73,714
3.875%, 04/25/27	USD	65	72,247
4.500%, 03/15/29	USD	30	34,650
3.125%, 04/15/31	USD	30	31,845
			990,408
Costa Rica | 0.4%
Republic of Costa Rica:
4.250%, 01/26/23	USD	25	24,000
4.375%, 04/30/25	USD	25	23,266
7.158%, 03/12/45	USD	40	36,987
			84,253
Czech Republic | 1.3%
Czech Republic:
2.500%, 08/25/28	CZK	1,120	57,650
1.200%, 03/13/31	CZK	1,890	87,165
4.200%, 12/04/36	CZK	2,080	135,202
			280,017
Dominican Republic | 1.3%
Dominican Republic:
5.500%, 01/27/25	USD	40	45,112
5.950%, 01/25/27	USD	55	64,161
4.500%, 01/30/30	USD	35	37,877
7.450%, 04/30/44	USD	15	19,341
6.400%, 06/05/49	USD	70	82,184
5.875%, 01/30/60	USD	40	43,850
			292,525
Ecuador | 0.5%
Republic of Ecuador:
0.000%, 07/31/30 (#)	USD	13	6,038
0.500%, 07/31/30 (#), (Ø)	USD	54	34,631
0.500%, 07/31/35 (#), (Ø)	USD	73	39,762
0.500%, 07/31/40 (#), (Ø)	USD	47	23,754
			104,185

The accompanying notes are an integral part of these financial statements.

24  Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Debt Portfolio (continued)

Egypt | 1.0%
Arab Republic of Egypt, 5.577%, 02/21/23	USD	200	$211,250

El Salvador | 0.5%
Republic of El Salvador:
5.875%, 01/30/25	USD	25	23,547
7.650%, 06/15/35	USD	20	18,825
7.125%, 01/20/50	USD	75	66,797
			109,169
Ghana | 1.1%
Republic of Ghana, 7.625%, 05/16/29	USD	225	238,570

Guatemala | 0.6%
Guatemala Government Bonds, 5.375%, 04/24/32	USD	10	12,163
Republic of Guatemala:
4.875%, 02/13/28	USD	25	28,625
5.375%, 04/24/32 (#)	USD	50	60,812
6.125%, 06/01/50 (#)	USD	30	39,563
			141,163
Honduras | 0.2%
Republic of Honduras, 6.250%, 01/19/27	USD	35	40,447

Hungary | 1.3%
Hungary Government Bonds:
2.500%, 10/24/24	HUF	46,110	164,124
3.000%, 10/27/27	HUF	34,330	126,557
			290,681
Indonesia | 5.4%
Indonesia Government Bonds:
8.375%, 09/15/26	IDR	1,711,000	138,524
7.000%, 05/15/27	IDR	1,184,000	89,790
9.000%, 03/15/29	IDR	1,275,000	107,354

The accompanying notes are an integral part of these financial statements.

Annual Report  25

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Debt Portfolio (continued)

8.250%, 05/15/29	IDR	1,545,000	$125,524
7.000%, 09/15/30	IDR	1,032,000	78,594
6.500%, 02/15/31	IDR	497,000	36,771
8.750%, 05/15/31	IDR	1,150,000	96,584
8.375%, 03/15/34	IDR	1,165,000	96,185
8.250%, 05/15/36	IDR	622,000	51,132
8.375%, 04/15/39	IDR	920,000	76,612
Republic of Indonesia:
5.875%, 01/15/24	USD	60	69,000
4.125%, 01/15/25	USD	75	83,930
4.750%, 01/08/26	USD	55	64,230
4.350%, 01/11/48	USD	20	23,837
3.700%, 10/30/49	USD	10	10,938
3.500%, 02/14/50	USD	40	43,337
			1,192,342
Iraq | 1.0%
Republic of Iraq, 5.800%, 01/15/28	USD	234	217,676

Ivory Coast | 1.0%
Ivory Coast, 6.125%, 06/15/33	USD	200	225,313

Jamaica | 0.4%
Government of Jamaica:
6.750%, 04/28/28	USD	25	30,414
8.000%, 03/15/39	USD	15	21,829
7.875%, 07/28/45	USD	20	28,594
			80,837
Kenya | 1.3%
Republic of Kenya, 8.000%, 05/22/32	USD	250	291,328

The accompanying notes are an integral part of these financial statements.

26  Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Debt Portfolio (continued)

Lebanon | 0.8%
Lebanese Republic:
6.375%, 03/09/20 («)	USD	107	$13,375
8.250%, 04/12/21 («)	USD	211	25,320
6.100%, 10/04/22 («)	USD	227	27,240
6.000%, 01/27/23 («)	USD	191	22,920
6.650%, 04/22/24 («)	USD	87	10,440
6.250%, 11/04/24 («)	USD	116	13,920
6.200%, 02/26/25 («)	USD	37	4,440
6.600%, 11/27/26 («)	USD	104	12,480
6.850%, 03/23/27 («)	USD	124	14,880
6.750%, 11/29/27 («)	USD	52	6,240
6.650%, 02/26/30 («)	USD	109	13,080
7.000%, 03/23/32 («)	USD	59	7,080
7.050%, 11/02/35 («)	USD	60	7,200
7.250%, 03/23/37 («)	USD	55	6,600
			185,215
Malaysia | 4.1%
Malaysia Government Bonds:
3.441%, 02/15/21	MYR	120	29,890
4.160%, 07/15/21	MYR	70	17,609
3.882%, 03/10/22	MYR	706	179,637
3.800%, 08/17/23	MYR	760	197,853
3.478%, 06/14/24	MYR	91	23,697
3.955%, 09/15/25	MYR	610	163,873
3.899%, 11/16/27	MYR	240	65,127
3.844%, 04/15/33	MYR	590	155,339
4.893%, 06/08/38	MYR	310	90,573
			923,598
Mexico | 5.9%
Mexican Bonos:
10.000%, 12/05/24	MXN	361	21,684
5.750%, 03/05/26	MXN	7,660	402,738
8.500%, 05/31/29	MXN	7,598	464,983
10.000%, 11/20/36	MXN	1,600	112,616
7.750%, 11/13/42	MXN	670	38,741

The accompanying notes are an integral part of these financial statements.

Annual Report  27

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Debt Portfolio (continued)

Mexico Government International Bonds, 2.659%, 05/24/31	USD	25	$25,712
United Mexican States:
4.125%, 01/21/26	USD	80	92,000
4.500%, 04/22/29	USD	45	52,762
4.500%, 01/31/50	USD	15	17,541
5.000%, 04/27/51	USD	60	74,805
			1,303,582
Mongolia | 0.3%
Mongolia International Bonds:
10.875%, 04/06/21	USD	25	25,625
5.125%, 12/05/22	USD	35	36,323
			61,948
Mozambique | 0.8%
Republic of Mozambique, 5.000%, 09/15/31 (Ø)	USD	200	181,438

Oman | 2.0%
Oman Government International Bonds:
4.750%, 06/15/26	USD	245	244,464
5.625%, 01/17/28	USD	200	203,790
			448,254
Panama | 0.2%
Republic of Panama, 3.750%, 03/16/25	USD	40	44,175

Paraguay | 0.5%
Republic of Paraguay:
4.950%, 04/28/31 (#)	USD	45	54,337
5.400%, 03/30/50	USD	40	50,488
			104,825
Peru | 1.3%
Peruvian Government International Bonds:
5.940%, 02/12/29	PEN	140	48,174
3.230%, 07/28/21	USD	25	24,937

The accompanying notes are an integral part of these financial statements.

28  Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Debt Portfolio (continued)

Republic of Peru:
6.950%, 08/12/31	PEN	415	$148,728
6.900%, 08/12/37	PEN	170	57,836
5.350%, 08/12/40	PEN	55	15,753
			295,428
Philippines | 0.6%
Republic of Philippines:
3.625%, 09/09/25	PHP	2,865	62,307
3.700%, 03/01/41	USD	60	69,356
			131,663
Qatar | 1.3%
Qatar Government International Bonds, 5.750%, 01/20/42	USD	200	298,813

Romania | 2.6%
Romanian Government Bonds:
4.250%, 06/28/23	RON	710	185,317
4.750%, 02/24/25	RON	320	86,427
4.850%, 04/22/26	RON	320	88,498
5.800%, 07/26/27	RON	160	47,239
Romanian Government Bonds:
4.375%, 08/22/23	USD	48	52,395
3.000%, 02/14/31	USD	46	49,234
4.000%, 02/14/51 (#)	USD	62	67,425
			576,535
Russia | 3.2%
Russia Government Bonds - OFZ:
7.100%, 10/16/24	RUB	190	2,739
7.950%, 10/07/26	RUB	20,830	314,753
7.050%, 01/19/28	RUB	7,443	108,474
6.900%, 05/23/29	RUB	6,980	101,295
7.650%, 04/10/30	RUB	5,550	84,441
8.500%, 09/17/31	RUB	6,800	110,120
			721,822

The accompanying notes are an integral part of these financial statements.

Annual Report  29

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Debt Portfolio (continued)

South Africa | 5.9%
Republic of South Africa:
10.500%, 12/21/26	ZAR	4,790	$386,365
4.850%, 09/30/29	USD	10	10,594
8.000%, 01/31/30	ZAR	2,370	153,781
5.875%, 06/22/30	USD	85	96,077
8.250%, 03/31/32	ZAR	1,360	83,431
8.500%, 01/31/37	ZAR	3,720	210,121
8.750%, 02/28/48	ZAR	1,445	80,548
6.300%, 06/22/48	USD	150	159,750
Republic of South Africa Government Bonds, 8.875%, 02/28/35	ZAR	1,050	62,939
Republic of South Africa Government International Bonds, 4.850%, 09/27/27	USD	60	64,800
			1,308,406
Sri Lanka | 1.4%
Republic of Sri Lanka:
5.750%, 01/18/22	USD	60	46,331
5.750%, 04/18/23	USD	45	28,561
6.850%, 03/14/24	USD	65	39,345
6.350%, 06/28/24	USD	40	24,137
6.125%, 06/03/25	USD	10	5,913
6.850%, 11/03/25	USD	100	59,094
6.825%, 07/18/26	USD	5	2,839
6.200%, 05/11/27	USD	70	39,572
6.750%, 04/18/28	USD	35	19,863
7.550%, 03/28/30	USD	90	51,075
			316,730
Suriname | 0.0%
Republic of Suriname, 9.250%, 10/26/26	USD	10	6,400

The accompanying notes are an integral part of these financial statements.

30  Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Debt Portfolio (continued)

Thailand | 2.6%
Thailand Government Bonds:
3.650%, 06/20/31	THB	3,630	$147,990
3.775%, 06/25/32	THB	4,700	195,711
3.400%, 06/17/36	THB	3,390	140,584
3.300%, 06/17/38	THB	2,190	90,277
			574,562
Turkey | 3.2%
Republic of Turkey:
7.375%, 02/05/25	USD	95	105,925
4.875%, 10/09/26	USD	55	55,584
6.625%, 02/17/45	USD	20	20,900
5.750%, 05/11/47	USD	130	123,500
Turkey Government Bonds:
10.700%, 08/17/22	TRY	820	104,030
8.000%, 03/12/25	TRY	600	68,048
10.500%, 08/11/27	TRY	410	50,416
Turkey Government International Bonds:
6.375%, 10/14/25	USD	125	134,961
5.250%, 03/13/30	USD	45	45,155
			708,519
Ukraine | 1.4%
Ukraine Government Bonds, 9.750%, 11/01/28	USD	260	319,800

United Arab Emirates | 1.6%
Emirate of Dubai Government International Bonds, 5.250%, 01/30/43	USD	310	362,119

Venezuela | 0.4%
Republic of Venezuela:
8.250%, 10/13/24 («)	USD	1,038	93,420
7.000%, 03/31/38 («)	USD	58	5,220
			98,640

The accompanying notes are an integral part of these financial statements.

Annual Report  31

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Debt Portfolio (continued)

Zambia | 0.9%
Republic of Zambia:
5.375%, 09/20/22	USD	200	$103,125
8.970%, 07/30/27	USD	200	103,063
			206,188
Total Foreign Government Obligations (Cost $17,139,110)			17,725,819

Quasi Government Bonds | 1.1%

Mexico | 0.6%
Petroleos Mexicanos, 6.750%, 09/21/47	USD	140	131,250

Turkey | 0.4%
Export Credit Bank of Turkey, 5.375%, 02/08/21	USD	105	105,197

Venezuela | 0.1%
Petroleos de Venezuela SA:
12.750%, 02/17/22 («)	USD	273	8,736
6.000%, 11/15/26 («)	USD	124	4,030
5.500%, 04/12/37 («)	USD	100	3,200
			15,966
Total Quasi Government Bonds (Cost $447,869)			252,413

Supranational Bonds | 0.1%
International Finance Corp., 8.000%, 10/09/23 (Cost $14,330)	IDR	200,000	15,481

The accompanying notes are an integral part of these financial statements.

32  Annual Report

Description	Shares	Fair Value

Lazard Emerging Markets Debt Portfolio (continued)

Short-Term Investments | 11.3%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01% (7 day yield) (Cost $2,516,617)	2,516,617	$2,516,617

Total Investments | 98.6% (Cost $21,516,462) (»)		$21,957,236

Cash and Other Assets in Excess of Liabilities | 1.4%		321,418

Net Assets | 100.0%		$22,278,654

The accompanying notes are an integral part of these financial statements.

Annual Report  33

Lazard Emerging Markets Debt Portfolio (continued)

Forward Currency Contracts open at December 31, 2020:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

BRL	58,145	USD	10,954	BOA	02/02/21	$237	$—
BRL	75,589	USD	14,246	BOA	02/02/21	302	—
BRL	34,817	USD	6,559	CIT	02/02/21	142	—
BRL	2,164,471	USD	401,400	SSB	02/02/21	15,174	—
CLP	56,035,371	USD	75,736	BRC	02/11/21	3,123	—
CLP	56,035,371	USD	75,723	SCB	02/11/21	3,135	—
CNH	39,909	USD	6,091	BRC	01/19/21	41	—
CNH	131,890	USD	20,000	BRC	01/19/21	263	—
COP	28,116,794	USD	7,698	BOA	01/25/21	535	—
COP	34,220,000	USD	10,000	BOA	01/25/21	19	—
COP	26,710,954	USD	7,310	SCB	01/25/21	511	—
CZK	1,658,820	USD	73,799	BRC	01/19/21	3,439	—
CZK	3,411,077	USD	152,261	BRC	01/19/21	6,566	—
CZK	2,173,726	USD	97,016	UBS	01/19/21	4,196	—
HUF	6,003,524	USD	20,000	BRC	01/25/21	224	—
HUF	15,996,668	USD	52,700	BRC	01/25/21	1,189	—
HUF	22,192,450	USD	72,862	BRC	01/25/21	1,899	—
HUF	15,237,000	USD	50,000	CIT	01/25/21	1,330	—
HUF	16,386,831	USD	54,007	UBS	01/25/21	1,196	—
IDR	390,766,960	USD	27,610	JPM	01/19/21	166	—
IDR	152,770,100	USD	10,764	SCB	01/19/21	95	—
IDR	2,409,060,800	USD	170,095	SCB	01/19/21	1,145	—
INR	4,486,200	USD	60,161	CIT	01/27/21	1,084	—
INR	9,230,824	USD	123,213	HSB	01/27/21	2,805	—
INR	1,890,651	USD	25,213	SCB	01/27/21	598	—
MXN	1,034,100	USD	50,000	CIT	01/19/21	1,881	—
MXN	3,012,415	USD	150,886	HSB	01/19/21	249	—
MXN	1,411,533	USD	68,727	UBS	01/19/21	2,090	—
MYR	246,630	USD	60,000	BOA	01/25/21	1,263	—
PEN	11,530	USD	3,210	BOA	02/22/21	—	24
PEN	11,530	USD	3,215	BRC	02/22/21	—	29
PLN	825,640	USD	216,499	BOA	01/19/21	4,539	—
PLN	454,406	USD	120,000	CIT	01/19/21	1,653	—
PLN	802,050	USD	210,313	CIT	01/19/21	4,410	—
PLN	463,945	USD	121,531	HSB	01/19/21	2,675	—
PLN	802,050	USD	210,089	HSB	01/19/21	4,634	—
PLN	37,252	USD	10,000	SCB	01/19/21	—	27

The accompanying notes are an integral part of these financial statements.

34  Annual Report

Lazard Emerging Markets Debt Portfolio (continued)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

PLN	408,890	USD	107,230	UBS	01/19/21	$2,237	$—
RUB	576,983	USD	7,538	BRC	01/22/21	256	—
RUB	10,665,858	USD	139,935	BRC	01/22/21	4,138	—
RUB	6,772,558	USD	90,828	HSB	01/22/21	656	—
THB	4,240,121	USD	140,529	CIT	02/22/21	1,008	—
THB	6,814,481	USD	225,213	CIT	02/22/21	2,259	—
THB	299,210	USD	10,000	SCB	02/22/21	—	12
THB	2,725,792	USD	90,055	SCB	02/22/21	933	—
TRY	158,802	USD	20,000	BRC	01/14/21	1,300	—
TRY	826,980	USD	107,468	BRC	01/14/21	3,455	—
TRY	864,570	USD	112,396	SCB	01/14/21	3,569	—
TRY	411,880	USD	53,460	UBS	01/14/21	1,786	—
USD	40,000	BRL	203,920	BRC	02/02/21	754	—
USD	50,000	BRL	253,325	BRC	02/02/21	1,245	—
USD	50,736	CNH	330,250	HSB	01/19/21	—	2
USD	109,284	CNH	726,752	SCB	01/19/21	—	2,371
USD	110,000	CNH	720,984	SCB	01/19/21	—	769
USD	10,000	COP	35,940,000	BOA	01/25/21	—	523
USD	60,000	COP	208,350,000	SCB	01/25/21	—	1,004
USD	50,000	CZK	1,083,750	BOA	01/19/21	—	461
USD	21,529	CZK	471,275	BRC	01/19/21	—	414
USD	110,000	CZK	2,384,800	BRC	01/19/21	—	1,041
USD	50,000	HUF	14,645,000	BOA	01/25/21	664	—
USD	60,000	HUF	17,574,000	BOA	01/25/21	797	—
USD	120,504	IDR	1,707,421,534	JPM	01/19/21	—	863
USD	105,000	INR	7,777,875	BRC	01/27/21	—	1,183
USD	105,000	INR	7,776,300	CIT	01/27/21	—	1,162
USD	30,000	MXN	607,814	BRC	01/19/21	—	494
USD	110,000	MXN	2,205,082	BRC	01/19/21	—	630
USD	110,000	MXN	2,205,797	UBS	01/19/21	—	666
USD	210,000	MYR	854,490	BOA	01/25/21	—	2,257
USD	10,000	MYR	40,770	SCB	01/25/21	—	127
USD	10,371	MYR	42,308	SCB	01/25/21	—	138
USD	20,715	PEN	74,437	CIT	02/22/21	147	—
USD	43,080	PHP	2,074,576	SCB	02/11/21	—	83
USD	50,000	PLN	182,484	CIT	01/19/21	1,146	—
USD	70,000	PLN	255,309	CIT	01/19/21	1,649	—

The accompanying notes are an integral part of these financial statements.

Annual Report  35

Lazard Emerging Markets Debt Portfolio (continued)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

USD	36,435	RON	150,509	CIT	01/19/21	$—	$1,315
USD	36,394	RON	150,509	UBS	01/19/21	—	1,357
USD	90,000	RUB	6,602,400	BOA	01/22/21	815	—
USD	60,000	RUB	4,412,490	BRC	01/22/21	396	—
USD	90,000	THB	2,705,400	SCB	02/22/21	—	308
USD	212,415	TRY	1,685,936	BOA	01/14/21	—	13,720
USD	80,000	TRY	641,776	BRC	01/14/21	—	6,082
USD	85,339	ZAR	1,347,310	BOA	01/19/21	—	6,149
USD	30,000	ZAR	467,452	BRC	01/19/21	—	1,742
USD	85,444	ZAR	1,347,310	BRC	01/19/21	—	6,044
USD	170,778	ZAR	2,694,620	CIT	01/19/21	—	12,198
USD	50,000	ZAR	754,840	SCB	01/19/21	—	1,257
USD	85,498	ZAR	1,347,310	SCB	01/19/21	—	5,990
USD	110,000	ZAR	1,659,273	SCB	01/19/21	—	2,671
ZAR	2,119,140	USD	144,320	BRC	01/19/21	—	422
ZAR	1,405,773	USD	90,000	CIT	01/19/21	5,458	—
ZAR	1,639,577	USD	105,869	CIT	01/19/21	5,465	—
ZAR	2,196,759	USD	145,265	HSB	01/19/21	3,904	—
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$116,845	$73,535

The accompanying notes are an integral part of these financial statements.

36  Annual Report

Lazard Emerging Markets Debt Portfolio (concluded)

Centrally Cleared Interest Rate Swap Agreements open at December 31, 2020:

Currency	Notional Amount	Expiration Date	Receive/ (Pay) Rate	Payment Frequency Paid/Received	Variable Rate	Unrealized Appreciation

BRL	838,319	01/02/24	5.84%	Maturity	1 month Brazilian Interbank Deposit Average	$4,610
BRL	680,190	01/02/24	4.84	Maturity	1 month Brazilian Interbank Deposit Average	1,126
Total gross unrealized appreciation on Centrally Cleared Interest Rate Swap Agreements						$5,736

The accompanying notes are an integral part of these financial statements.

Annual Report  37

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Global Fixed Income Portfolio

Corporate Bonds | 36.6%

Australia | 1.2%
Telstra Corp., Ltd., 4.000%, 09/16/22	AUD	140	$114,528

Canada | 2.5%
Canadian Imperial Bank of Commerce, 0.950%, 10/23/25	USD	135	136,838
Rogers Communications, Inc., 3.250%, 05/01/29	CAD	120	104,515
			241,353
France | 1.2%
Schneider Electric SE, 2.950%, 09/27/22	USD	110	114,760

Germany | 1.8%
BMW Finance NV, 0.875%, 08/16/22	GBP	35	48,378
Daimler AG, 0.000% (Euribor 3 Month + 0.450%), 07/03/24 (§)	EUR	100	121,909
			170,287
Switzerland | 0.1%
ABB Finance USA, Inc., 4.375%, 05/08/42	USD	7	9,232

United Kingdom | 2.7%
Tesco Corporate Treasury Services PLC MTN, 2.750%, 04/27/30	GBP	100	151,430
Unilever Capital Corp., 3.250%, 03/07/24	USD	100	108,578
			260,008

The accompanying notes are an integral part of these financial statements.

38  Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Global Fixed Income Portfolio (continued)

United States | 27.1%
Adobe, Inc., 2.300%, 02/01/30	USD	90	$97,362
Alphabet, Inc., 1.100%, 08/15/30	USD	95	93,591
Amazon.com, Inc., 3.150%, 08/22/27	USD	85	96,839
American Express Co., 3.000%, 10/30/24	USD	100	109,199
Apple, Inc., 3.000%, 06/20/27	USD	80	89,582
Bank of America Corp.:
3.499% (USD LIBOR 3 Month + 0.630%), 05/17/22 (§)	USD	100	101,184
1.486% (SOFR + 1.460%), 05/19/24 (§)	USD	50	51,166
Citigroup, Inc., 1.579% (BBSW 3 Month + 1.550%), 05/04/21 (§)	AUD	175	135,460
Constellation Brands, Inc., 4.250%, 05/01/23	USD	70	76,298
Dell International LLC, 5.300%, 10/01/29	USD	60	73,480
HCA, Inc., 5.000%, 03/15/24	USD	40	44,992
John Deere Financial, Inc., 2.410%, 01/14/25	CAD	110	91,790
Johnson & Johnson, 3.625%, 03/03/37	USD	75	91,583
JPMorgan Chase & Co., 3.540% (USD LIBOR 3 Month + 1.380%), 05/01/28 (§)	USD	100	114,256
Kimberly-Clark Corp., 3.200%, 04/25/29	USD	45	51,841
McDonald’s Corp., 3.125%, 03/04/25	CAD	125	106,462

The accompanying notes are an integral part of these financial statements.

Annual Report  39

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Global Fixed Income Portfolio (continued)

Microsoft Corp., 3.500%, 11/15/42	USD	75	$92,286
Morgan Stanley, 3.625%, 01/20/27	USD	80	91,790
PepsiCo, Inc., 2.875%, 10/15/49	USD	85	95,025
Pfizer, Inc., 2.625%, 04/01/30	USD	65	72,505
Prologis LP, 1.250%, 10/15/30	USD	70	69,274
Sealed Air Corp., 4.875%, 12/01/22	USD	45	47,194
Service Corp. International, 4.625%, 12/15/27	USD	50	53,250
Starbucks Corp., 4.450%, 08/15/49	USD	90	118,520
The Goldman Sachs Group, Inc., 3.625%, 01/22/23	USD	100	106,708
The Home Depot, Inc., 5.875%, 12/16/36	USD	65	98,439
The Procter & Gamble Co., 1.200%, 10/29/30	USD	50	50,036
Toyota Motor Credit Corp., 2.150%, 02/13/30	USD	90	96,636
United Rentals North America, Inc., 4.875%, 01/15/28	USD	50	53,250
Verizon Communications, Inc., 3.875%, 02/08/29	USD	100	117,656
			2,587,654
Total Corporate Bonds (Cost $3,278,390)			3,497,822

The accompanying notes are an integral part of these financial statements.

40  Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Global Fixed Income Portfolio (continued)

Foreign Government Obligations | 43.7%

Australia | 2.5%
New South Wales Treasury Corp.:
1.250%, 11/20/30	AUD	125	$96,771
2.000%, 03/08/33	AUD	60	48,943
Queensland Treasury Corp., 1.250%, 03/10/31	AUD	125	96,575
			242,289
Bahamas | 1.3%
Bahamas Government International Bonds, 6.950%, 11/20/29	USD	5	4,961
Commonwealth of Bahamas, 6.950%, 11/20/29	USD	118	117,078
			122,039
Bermuda | 2.3%
Government of Bermuda, 3.717%, 01/25/27	USD	200	223,750

Canada | 4.9%
City of Vancouver, 2.900%, 11/20/25	CAD	90	77,567
Province of British Columbia, 4.700%, 06/18/37	CAD	125	139,658
Province of Quebec:
2.500%, 04/20/26	USD	100	109,799
1.850%, 02/13/27	CAD	170	141,436
			468,460
Chile | 3.5%
Bonos de la Tesoreria de la Republica en pesos:
4.500%, 03/01/26	CLP	65,000	104,891
2.300%, 10/01/28	CLP	75,000	105,060
Republic of Chile, 0.830%, 07/02/31	EUR	100	127,586
			337,537

The accompanying notes are an integral part of these financial statements.

Annual Report  41

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Global Fixed Income Portfolio (continued)

Colombia | 0.6%
Republic of Colombia, 9.850%, 06/28/27	COP	148,000	$56,115

Czech Republic | 2.9%
Czech Republic, 2.000%, 10/13/33	CZK	5,590	279,803

Hungary | 3.7%
Hungary Government Bonds:
2.500%, 10/24/24	HUF	27,890	99,271
2.750%, 12/22/26	HUF	25,790	93,387
3.000%, 10/27/27	HUF	30,670	113,065
Hungary Government International Bonds, 1.750%, 06/05/35	EUR	35	47,482
			353,205
Italy | 1.8%
Italy Buoni Poliennali Del Tesoro, 1.450%, 03/01/36	EUR	75	98,377
Italy Government International Bonds, 6.875%, 09/27/23	USD	65	75,471
			173,848
Mexico | 1.6%
Mexican Bonos, 7.500%, 06/03/27	MXN	1,640	93,772
United Mexican States, 6.750%, 02/06/24	GBP	35	56,178
			149,950
Morocco | 1.2%
Morocco Government International Bonds, 1.500%, 11/27/31	EUR	100	118,882

Netherlands | 2.1%
Nederlandse Waterschapsbank NV, 0.500%, 12/02/25 (#)	USD	200	199,986

The accompanying notes are an integral part of these financial statements.

42  Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Global Fixed Income Portfolio (continued)

New Zealand | 2.2%
New Zealand Government Bonds, 4.500%, 04/15/27	NZD	235	$206,134

Norway | 2.6%
Oslo Kommune:
2.300%, 03/14/24	NOK	1,000	121,515
2.350%, 09/04/24	NOK	1,000	122,356
			243,871
Peru | 1.0%
Peru Government Bonds, 6.150%, 08/12/32 (#)	PEN	270	90,752

Poland | 2.0%
Poland Government Bonds:
2.500%, 07/25/27	PLN	325	96,545
2.750%, 10/25/29	PLN	310	94,391
			190,936
Romania | 3.7%
Romanian Government Bonds:
4.000%, 10/27/21	RON	400	101,221
4.750%, 02/24/25	RON	545	147,196
Romanian Government International Bonds, 2.375%, 04/19/27	EUR	77	102,680
			351,097
Singapore | 1.0%
Singapore Government Bonds, 3.375%, 09/01/33	SGD	100	96,548

Spain | 1.1%
Spain Government Bonds, 1.200%, 10/31/40	EUR	75	101,446

The accompanying notes are an integral part of these financial statements.

Annual Report  43

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Global Fixed Income Portfolio (continued)

United Kingdom | 1.7%
United Kingdom Gilt:
1.750%, 09/07/37	GBP	72	$116,811
1.500%, 07/22/47	GBP	27	43,684
			160,495
Total Foreign Government Obligations (Cost $3,894,206)			4,167,143

Quasi Government Bonds | 1.0%

Canada | 1.0%
Export Development Canada, 1.800%, 09/01/22 (Cost $87,866)	CAD	120	96,707

Supranational Bonds | 10.4%
African Development Bank, 0.750%, 04/03/23	USD	120	121,419
Asian Development Bank, 2.125%, 03/19/25	USD	107	114,618
European Bank for Reconstruction & Development, 1.625%, 09/27/24	USD	55	57,653
European Investment Bank, 1.125%, 09/16/21 (#)	CAD	90	71,067
Inter-American Development Bank, 7.875%, 03/14/23	IDR	1,160,000	88,598
International Bank for Reconstruction & Development:
2.500%, 08/03/23	CAD	210	174,176
1.900%, 01/16/25	CAD	70	57,988
2.900%, 11/26/25	AUD	110	94,437
International Finance Corp.:
2.700%, 03/15/23	AUD	130	105,629
2.125%, 04/07/26	USD	100	108,502
Total Supranational Bonds (Cost $924,496)			994,087

The accompanying notes are an integral part of these financial statements.

44  Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Global Fixed Income Portfolio (continued)

US Municipal Bonds | 1.5%

California | 1.5%
State of California:
7.500%, 04/01/34	USD	20	$33,333
4.500%, 04/01/33	USD	45	54,393
7.550%, 04/01/39	USD	30	52,674
			140,400
Total US Municipal Bonds (Cost $124,805)			140,400

US Treasury Securities | 3.0%
US Treasury Notes:
2.125%, 05/15/25	USD	85	91,727
2.875%, 08/15/28	USD	171	198,540

Total US Treasury Securities (Cost $280,721)			290,267

Description		Shares	Fair Value

Short-Term Investments | 3.9%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01% (7 day yield) (Cost $368,885)		368,885	$368,885

Total Investments | 100.1% (Cost $8,959,369) (»)			$9,555,311

Liabilities in Excess of Cash and Other Assets | (0.1)%			(9,148)

Net Assets | 100.0%			$9,546,163

The accompanying notes are an integral part of these financial statements.

Annual Report  45

Lazard Global Fixed Income Portfolio (continued)

Forward Currency Contracts open at December 31, 2020:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

AUD	8,193	USD	6,000	JPM	01/20/21	$317	$—
AUD	9,473	USD	7,212	JPM	01/20/21	93	—
CAD	18,294	USD	14,000	HSB	01/20/21	373	—
CAD	96,090	USD	74,460	JPM	01/20/21	1,035	—
CAD	135,489	USD	103,813	JPM	01/20/21	2,636	—
CAD	158,753	USD	118,517	JPM	01/20/21	6,210	—
CHF	24,165	USD	26,715	HSB	01/20/21	594	—
CHF	46,212	USD	52,000	JPM	01/20/21	224	—
CHF	52,247	USD	57,300	JPM	01/20/21	1,745	—
CHF	86,443	USD	95,565	JPM	01/20/21	2,124	—
CNH	803,760	USD	118,200	HSB	01/20/21	5,279	—
CNH	1,361,959	USD	199,821	HSB	01/20/21	9,412	—
CNH	198,820	USD	30,000	HSB	03/04/21	456	—
CNH	228,863	USD	34,300	HSB	03/04/21	758	—
CNH	1,361,959	USD	199,096	HSB	03/04/21	9,532	—
COP	68,074,800	USD	18,800	CIT	02/16/21	1,123	—
EUR	64,671	RON	317,527	HSB	01/22/21	—	590
EUR	71,274	USD	84,379	CIT	01/20/21	2,726	—
EUR	16,651	USD	19,900	HSB	01/20/21	450	—
EUR	75,900	USD	90,000	HSB	01/20/21	2,759	—
EUR	78,323	USD	94,700	HSB	01/20/21	1,020	—
EUR	119,864	USD	142,930	HSB	01/20/21	3,558	—
EUR	881,145	USD	1,042,641	HSB	01/20/21	34,224	—
EUR	16,349	USD	19,200	JPM	01/20/21	781	—
EUR	64,774	USD	76,600	JPM	01/20/21	2,561	—
GBP	17,420	USD	23,000	JPM	01/20/21	825	—
GBP	30,394	USD	40,490	JPM	01/20/21	1,080	—
GBP	37,590	USD	48,865	JPM	01/20/21	2,547	—
GBP	82,116	USD	104,536	JPM	01/20/21	7,772	—
IDR	475,168,000	USD	31,880	JPM	01/15/21	1,909	—
INR	3,498,117	USD	47,100	JPM	01/29/21	646	—
JPY	44,497,629	USD	424,624	CIT	01/20/21	6,407	—
JPY	85,119,655	USD	812,513	HSB	01/20/21	12,008	—
JPY	1,104,572	USD	10,500	JPM	01/20/21	200	—
JPY	6,894,604	USD	66,000	JPM	01/20/21	785	—

The accompanying notes are an integral part of these financial statements.

46  Annual Report

Lazard Global Fixed Income Portfolio (continued)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

JPY	12,991,927	USD	123,995	JPM	01/20/21	$1,853	$—
KRW	118,308,720	USD	105,928	JPM	02/25/21	3,019	—
MXN	535,448	USD	24,513	JPM	01/20/21	2,348	—
NOK	349,488	USD	37,499	HSB	01/22/21	3,261	—
PHP	2,245,608	USD	45,819	HSB	01/15/21	934	—
PLN	42,779	USD	11,375	HSB	01/20/21	77	—
PLN	357,739	USD	97,236	HSB	01/20/21	—	1,463
RON	16,500	USD	4,000	HSB	01/22/21	138	—
RUB	781,013	USD	10,300	JPM	01/20/21	252	—
RUB	1,118,958	USD	14,475	JPM	01/20/21	643	—
SEK	250,376	USD	28,347	JPM	01/20/21	2,090	—
SGD	138,385	USD	102,013	JPM	01/20/21	2,699	—
THB	885,374	USD	28,275	HSB	01/20/21	1,277	—
USD	9,830	AUD	13,442	CIT	01/20/21	—	535
USD	11,735	AUD	16,037	CIT	01/20/21	—	630
USD	70,584	AUD	96,649	CIT	01/20/21	—	3,941
USD	37,849	AUD	50,063	HSB	01/20/21	—	754
USD	40,594	AUD	56,493	HSB	01/20/21	—	2,967
USD	91,657	AUD	125,455	HSB	01/20/21	—	5,080
USD	41,278	AUD	58,034	JPM	01/20/21	—	3,472
USD	238,095	AUD	325,906	JPM	01/20/21	—	13,208
USD	16,056	CAD	20,975	CIT	01/20/21	—	424
USD	38,048	CAD	49,845	CIT	01/20/21	—	1,114
USD	153,741	CAD	202,899	CIT	01/20/21	—	5,671
USD	64,100	CAD	85,219	HSB	01/20/21	—	2,854
USD	310,506	CAD	409,656	HSB	01/20/21	—	11,348
USD	38,008	CAD	50,716	JPM	01/20/21	—	1,838
USD	339,430	CAD	447,786	JPM	01/20/21	—	12,381
USD	44,085	CAD	58,468	MSC	01/20/21	—	1,851
USD	58,448	CAD	77,121	MSC	01/20/21	—	2,144
USD	135,000	CHF	122,905	JPM	01/20/21	—	3,894
USD	82,481	CLP	65,729,298	CIT	02/16/21	—	10,021
USD	97,126	CLP	74,010,000	CIT	02/16/21	—	7,030
USD	51,832	COP	194,179,641	CIT	02/16/21	—	4,996
USD	13,240	CZK	294,847	JPM	01/22/21	—	489

The accompanying notes are an integral part of these financial statements.

Annual Report  47

Lazard Global Fixed Income Portfolio (concluded)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

USD	203,208	CZK	4,693,955	JPM	01/22/21	$—	$15,350
USD	32,829	EUR	27,731	CIT	01/20/21	—	1,061
USD	28,933	EUR	24,299	HSB	01/20/21	—	764
USD	269,891	EUR	228,087	HSB	01/20/21	—	8,859
USD	2,049	EUR	1,720	JPM	01/20/21	—	53
USD	44,139	EUR	37,238	JPM	01/20/21	—	1,371
USD	6,712	GBP	5,057	JPM	01/20/21	—	204
USD	10,709	GBP	8,069	JPM	01/20/21	—	326
USD	152,966	GBP	112,999	JPM	01/20/21	—	1,580
USD	14,564	HUF	4,431,201	JPM	01/20/21	—	364
USD	232,727	HUF	72,163,989	JPM	01/22/21	—	10,378
USD	129,700	JPY	13,590,238	JPM	01/20/21	—	1,943
USD	47,359	MXN	952,619	HSB	01/20/21	—	430
USD	43,400	NOK	392,807	JPM	01/22/21	—	2,412
USD	215,346	NOK	2,006,974	JPM	01/22/21	—	18,724
USD	78,052	NZD	116,322	CIT	01/20/21	—	5,650
USD	73,270	NZD	109,222	HSB	01/20/21	—	5,323
USD	8,538	NZD	12,393	JPM	01/20/21	—	379
USD	25,340	NZD	37,764	JPM	01/20/21	—	1,834
USD	82,920	PEN	298,306	JPM	02/16/21	492	—
USD	3,502	PLN	13,642	HSB	01/20/21	—	151
USD	14,280	PLN	53,963	HSB	01/20/21	—	167
USD	43,200	PLN	165,538	HSB	01/20/21	—	1,118
USD	44,000	PLN	171,267	HSB	01/20/21	—	1,851
USD	128,293	PLN	482,469	HSB	01/20/21	—	873
USD	11,718	RON	48,175	HSB	01/20/21	—	364
USD	62,029	RON	266,022	HSB	01/22/21	—	4,684
USD	48,118	SGD	64,337	JPM	01/20/21	—	564
USD	48,119	SGD	64,279	JPM	01/20/21	—	519
USD	82,400	SGD	112,871	JPM	01/20/21	—	3,006
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$143,252	$188,997

The accompanying notes are an integral part of these financial statements.

48  Annual Report

Description	Principal Amount (000)	Fair Value

Lazard US Corporate Income Portfolio

Corporate Bonds | 85.5%

Aerospace & Defense | 0.7%
The Boeing Co., 4.875%, 05/01/25	$1,500	$1,709,542
Triumph Group, Inc., 6.250%, 09/15/24 (#)	500	495,000
		2,204,542
Airlines | 0.4%
Continental Airlines Pass Through Trust, 4.150%, 04/11/24	1,262	1,269,788

Auto Components | 2.6%
BorgWarner, Inc., 5.000%, 10/01/25 (#)	1,925	2,263,001
Dana, Inc., 5.500%, 12/15/24	1,800	1,836,000
Tenneco, Inc., 5.000%, 07/15/26	2,100	1,932,000
The Goodyear Tire & Rubber Co.:
5.125%, 11/15/23	1,550	1,551,937
5.000%, 05/31/26	250	255,625
		7,838,563
Automobiles | 1.0%
Fiat Chrysler Automobiles NV, 5.250%, 04/15/23	2,000	2,145,000
Jaguar Land Rover Automotive PLC, 4.500%, 10/01/27 (#)	1,000	930,000
		3,075,000
Building Products | 0.6%
Griffon Corp., 5.750%, 03/01/28	1,750	1,851,395

Capital Markets | 0.7%
Icahn Enterprises LP, 6.250%, 05/15/26	1,500	1,588,350

The accompanying notes are an integral part of these financial statements.

Annual Report  49

Description	Principal Amount (000)	Fair Value

Lazard US Corporate Income Portfolio (continued)

MPT Operating Partnership LP, 3.500%, 03/15/31	$500	$516,250
		2,104,600
Chemicals | 2.7%
CF Industries, Inc., 3.450%, 06/01/23	1,725	1,798,313
Methanex Corp., 5.125%, 10/15/27	1,000	1,086,880
Mosaic Global Holdings, Inc., 7.300%, 01/15/28	775	994,981
NOVA Chemicals Corp., 5.250%, 08/01/23 (#)	1,550	1,557,750
Valvoline, Inc., 4.375%, 08/15/25	1,500	1,549,155
WR Grace & Co-Conn, 4.875%, 06/15/27 (#)	1,000	1,060,520
		8,047,599
Commercial Services & Supplies | 4.0%
ACCO Brands Corp., 5.250%, 12/15/24 (#)	1,800	1,849,500
Aramark Services, Inc., 5.000%, 04/01/25 (#)	2,000	2,060,000
Ashtead Capital, Inc., 4.375%, 08/15/27 (#)	1,900	2,006,875
Clean Harbors, Inc., 4.875%, 07/15/27 (#)	2,000	2,086,620
GFL Environmental, Inc., 3.500%, 09/01/28 (#)	250	255,052
KAR Auction Services, Inc., 5.125%, 06/01/25 (#)	1,800	1,852,254
Prime Security Services Borrower LLC, 3.375%, 08/31/27 (#)	1,500	1,488,750
The ADT Security Corp., 4.125%, 06/15/23	500	533,075
		12,132,126

The accompanying notes are an integral part of these financial statements.

50  Annual Report

Description	Principal Amount (000)	Fair Value

Lazard US Corporate Income Portfolio (continued)

Communications Equipment | 0.6%
Plantronics, Inc., 5.500%, 05/31/23 (#)	$1,750	$1,754,375

Construction Materials | 0.6%
James Hardie International Finance DAC, 5.000%, 01/15/28 (#)	1,760	1,865,600

Consumer Finance | 0.4%
Ford Motor Credit Co. LLC, 4.125%, 08/17/27	1,000	1,047,500

Containers & Packaging | 3.4%
Ardagh Packaging Finance PLC, 4.125%, 08/15/26 (#)	1,200	1,254,000
Ball Corp., 4.000%, 11/15/23	2,100	2,236,500
Crown Americas LLC:
4.500%, 01/15/23	1,550	1,635,451
4.250%, 09/30/26	500	551,075
Graphic Packaging International LLC, 3.500%, 03/15/28 (#)	1,600	1,658,000
Sealed Air Corp., 4.875%, 12/01/22 (#)	1,700	1,782,875
Silgan Holdings, Inc., 4.125%, 02/01/28	100	103,875
Smurfit Kappa Treasury Funding DAC, 7.500%, 11/20/25	750	929,063
		10,150,839
Diversified Consumer Services | 0.7%
Service Corp. International, 4.625%, 12/15/27	2,000	2,130,000

Diversified Financial Services | 1.2%
INEOS Group Holdings SA, 5.625%, 08/01/24 (#)	1,700	1,723,460

The accompanying notes are an integral part of these financial statements.

Annual Report  51

Description	Principal Amount (000)	Fair Value

Lazard US Corporate Income Portfolio (continued)

Level 3 Financing, Inc.:
4.250%, 07/01/28 (#)	$1,000	$1,027,500
3.625%, 01/15/29 (#)	1,000	997,500
		3,748,460
Diversified Telecommunication Services | 2.7%
CenturyLink, Inc., 4.000%, 02/15/27 (#)	1,100	1,135,750
Connect Finco Sarl, 6.750%, 10/01/26 (#)	1,500	1,615,530
Hughes Satellite Systems Corp., 5.250%, 08/01/26	2,091	2,307,941
SBA Communications Corp., 4.875%, 09/01/24	2,000	2,051,460
Zayo Group Holdings, Inc., 4.000%, 03/01/27 (#)	1,000	1,002,500
		8,113,181
Electric Utilities | 0.2%
NRG Energy, Inc., 3.625%, 02/15/31 (#)	500	514,400

Electrical Equipment | 0.5%
Sensata Tech, Inc., 4.375%, 02/15/30 (#)	1,100	1,183,875
Sensata Technologies, Inc., 3.750%, 02/15/31 (#)	250	259,145
		1,443,020
Energy Equipment & Services | 0.3%
Precision Drilling Corp., 5.250%, 11/15/24	1,000	865,000

Entertainment | 1.4%
Live Nation Entertainment, Inc.:
4.875%, 11/01/24 (#)	1,550	1,569,375
3.750%, 01/15/28 (#)	500	505,200

The accompanying notes are an integral part of these financial statements.

52  Annual Report

Description	Principal Amount (000)	Fair Value

Lazard US Corporate Income Portfolio (continued)

Netflix, Inc.:
5.375%, 02/01/21	$1,550	$1,555,813
4.375%, 11/15/26	500	554,375
		4,184,763
Equity Real Estate Investment Trusts (REITs) | 4.3%
Equinix, Inc., 5.375%, 05/15/27	2,200	2,397,910
ESH Hospitality, Inc., 5.250%, 05/01/25 (#)	2,000	2,050,000
Iron Mountain, Inc.:
4.875%, 09/15/29 (#)	500	527,500
4.500%, 02/15/31 (#)	1,250	1,309,375
MGM Growth Properties Operating Partnership LP, 4.500%, 09/01/26	1,800	1,936,620
RHP Hotel Properties LP, 5.000%, 04/15/23	1,525	1,528,812
Uniti Group LP, 6.000%, 04/15/23 (#)	1,700	1,734,000
VICI Properties LP, 4.250%, 12/01/26 (#)	1,500	1,555,725
		13,039,942
Food & Staples Retailing | 1.3%
Albertsons Cos, Inc., 3.500%, 03/15/29 (#)	1,500	1,515,000
Ingles Markets, Inc., 5.750%, 06/15/23	633	639,330
Performance Food Group, Inc., 5.500%, 06/01/24 (#)	1,805	1,814,025
		3,968,355
Food Products | 2.0%
B&G Foods, Inc., 5.250%, 04/01/25	1,500	1,548,750
Lamb Weston Holdings, Inc., 4.625%, 11/01/24 (#)	2,000	2,085,000
Post Holdings, Inc., 5.000%, 08/15/26 (#)	1,800	1,858,500

The accompanying notes are an integral part of these financial statements.

Annual Report  53

Description	Principal Amount (000)	Fair Value

Lazard US Corporate Income Portfolio (continued)

TreeHouse Foods, Inc., 4.000%, 09/01/28	$500	$517,187
		6,009,437
Gas Utilities | 1.2%
AmeriGas Partners LP, 5.625%, 05/20/24	1,550	1,670,125
Suburban Propane Partners LP, 5.500%, 06/01/24	1,800	1,838,250
		3,508,375
Health Care Equipment & Supplies | 1.3%
Hill-Rom Holdings, Inc., 4.375%, 09/15/27 (#)	1,800	1,901,601
Hologic, Inc., 4.625%, 02/01/28 (#)	2,000	2,122,500
		4,024,101
Health Care Providers & Services | 4.2%
Centene Corp.:
4.750%, 01/15/25	500	513,115
3.375%, 02/15/30	1,500	1,578,135
DaVita, Inc., 4.625%, 06/01/30 (#)	2,000	2,120,000
Encompass Health Corp., 5.125%, 03/15/23	1,551	1,553,265
HCA, Inc., 3.500%, 09/01/30	2,000	2,124,042
Legacy LifePoint Health LLC, 4.375%, 02/15/27 (#)	1,250	1,268,750
Molina Healthcare, Inc., 5.375%, 11/15/22	1,700	1,799,875
Tenet Healthcare Corp.:
4.625%, 07/15/24	750	768,765
4.875%, 01/01/26 (#)	1,000	1,046,110
		12,772,057
Hotels, Restaurants & Leisure | 8.1%
1011778 BC ULC, 3.875%, 01/15/28 (#)	2,100	2,133,117

The accompanying notes are an integral part of these financial statements.

54  Annual Report

Description	Principal Amount (000)	Fair Value

Lazard US Corporate Income Portfolio (continued)

Boyd Gaming Corp.:
6.375%, 04/01/26	$750	$779,108
4.750%, 12/01/27	850	882,938
Brinker International, Inc., 5.000%, 10/01/24 (#)	2,000	2,085,000
Cedar Fair LP, 5.375%, 04/15/27	1,550	1,584,875
Cinemark USA, Inc., 4.875%, 06/01/23	1,550	1,472,500
Diamond Resorts International, Inc., 7.750%, 09/01/23 (#)	1,500	1,539,855
Golden Nugget, Inc., 6.750%, 10/15/24 (#)	1,622	1,610,354
International Game Technology PLC, 6.250%, 02/15/22 (#)	1,450	1,497,111
KFC Holding Co., 5.250%, 06/01/26 (#)	2,400	2,490,000
MGM Resorts International, 4.625%, 09/01/26	800	846,560
Scientific Games International, Inc., 5.000%, 10/15/25 (#)	1,750	1,805,807
Six Flags Entertainment Corp., 4.875%, 07/31/24 (#)	1,850	1,855,346
Station Casinos LLC, 5.000%, 10/01/25 (#)	1,700	1,719,635
Wyndham Destinations, Inc., 6.625%, 07/31/26 (#)	100	114,500
Wynn Las Vegas LLC, 5.500%, 03/01/25 (#)	2,000	2,090,840
		24,507,546
Household Durables | 0.3%
Tempur Sealy International, Inc., 5.625%, 10/15/23	972	987,795

The accompanying notes are an integral part of these financial statements.

Annual Report  55

Description	Principal Amount (000)	Fair Value

Lazard US Corporate Income Portfolio (continued)

Household Products | 1.0%
Energizer Holdings, Inc., 4.750%, 06/15/28 (#)	$1,200	$1,263,000
Spectrum Brands, Inc., 5.750%, 07/15/25	1,800	1,858,680
		3,121,680
Independent Power & Renewable Electricity Producers | 1.2%
Calpine Corp., 4.500%, 02/15/28 (#)	1,500	1,560,000
NextEra Energy Operating Partners LP, 4.500%, 09/15/27 (#)	1,750	1,958,723
		3,518,723
Interactive Media & Services | 0.4%
Twitter, Inc., 3.875%, 12/15/27 (#)	1,250	1,331,250

IT Services | 0.5%
VeriSign, Inc., 4.625%, 05/01/23	1,550	1,563,563

Machinery | 2.7%
Allison Transmission, Inc., 4.750%, 10/01/27 (#)	1,795	1,880,262
Amsted Industries, Inc.:
5.625%, 07/01/27 (#)	750	796,875
4.625%, 05/15/30 (#)	1,000	1,047,500
Meritor, Inc., 6.250%, 02/15/24	661	674,564
Mueller Water Products, Inc., 5.500%, 06/15/26 (#)	1,750	1,813,437
Terex Corp., 5.625%, 02/01/25 (#)	1,790	1,843,924
		8,056,562
Media | 10.4%
AMC Networks, Inc., 4.750%, 12/15/22	1,000	1,001,250

The accompanying notes are an integral part of these financial statements.

56  Annual Report

Description	Principal Amount (000)	Fair Value

Lazard US Corporate Income Portfolio (continued)

CCO Holdings LLC:
5.125%, 05/01/27 (#)	$500	$530,595
4.750%, 03/01/30 (#)	1,500	1,618,500
Clear Channel Worldwide Holdings, Inc., 5.125%, 08/15/27 (#)	2,000	2,020,000
CSC Holdings LLC:
5.500%, 05/15/26 (#)	1,000	1,040,000
7.500%, 04/01/28 (#)	1,690	1,900,540
Diamond Sports Group LLC, 5.375%, 08/15/26 (#)	1,500	1,218,750
Entercom Media Corp., 7.250%, 11/01/24 (#)	1,500	1,496,250
GCI LLC, 4.750%, 10/15/28 (#)	250	266,638
Lamar Media Corp., 5.750%, 02/01/26	1,726	1,779,938
Meredith Corp., 6.875%, 02/01/26	1,950	1,901,250
Nexstar Broadcasting, Inc., 5.625%, 07/15/27 (#)	1,500	1,606,875
Outfront Media Capital LLC, 5.000%, 08/15/27 (#)	2,300	2,340,250
Sinclair Television Group, Inc.:
5.125%, 02/15/27 (#)	1,750	1,780,625
4.125%, 12/01/30 (#)	1,000	1,024,130
Sirius XM Radio, Inc., 5.000%, 08/01/27 (#)	1,750	1,859,392
TEGNA, Inc., 5.000%, 09/15/29	250	264,104
The EW Scripps Co., 5.125%, 05/15/25 (#)	1,800	1,837,323
Univision Communications, Inc., 5.125%, 02/15/25 (#)	2,000	2,015,000
Videotron, Ltd.:
5.000%, 07/15/22	1,558	1,637,863
5.125%, 04/15/27 (#)	500	530,625

The accompanying notes are an integral part of these financial statements.

Annual Report  57

Description	Principal Amount (000)	Fair Value

Lazard US Corporate Income Portfolio (continued)

Virgin Media Secured Finance PLC, 5.500%, 08/15/26 (#)	$1,750	$1,817,813
		31,487,711
Metals & Mining | 3.8%
Alcoa Nederland Holding BV, 6.750%, 09/30/24 (#)	1,800	1,874,790
Anglo American Capital PLC, 4.875%, 05/14/25 (#)	1,650	1,908,282
FMG Resources August 2006 Pty, Ltd., 4.500%, 09/15/27 (#)	1,750	1,944,232
Freeport-McMoRan, Inc., 4.550%, 11/14/24	2,200	2,403,500
Novelis Corp., 4.750%, 01/30/30 (#)	1,500	1,616,048
Steel Dynamics, Inc., 5.000%, 12/15/26	1,550	1,652,985
		11,399,837
Oil, Gas & Consumable Fuels | 6.2%
Buckeye Partners LP, 4.500%, 03/01/28 (#)	1,500	1,545,000
Cheniere Energy Partners LP, 5.250%, 10/01/25	1,250	1,282,812
Energy Transfer Operating LP, 5.875%, 01/15/24	750	842,827
Holly Energy Partners LP, 5.000%, 02/01/28 (#)	500	503,750
Murphy Oil Corp., 6.875%, 08/15/24	1,500	1,526,550
Occidental Petroleum Corp., 3.400%, 04/15/26	1,750	1,668,459
Ovintiv Exploration, Inc., 5.625%, 07/01/24	1,600	1,717,184
Parsley Energy LLC, 5.625%, 10/15/27 (#)	1,700	1,860,650
Range Resources Corp., 5.000%, 08/15/22	950	940,500

The accompanying notes are an integral part of these financial statements.

58  Annual Report

Description	Principal Amount (000)	Fair Value

Lazard US Corporate Income Portfolio (continued)

Southwestern Energy Co., 6.450%, 01/23/25	$1,800	$1,867,500
Sunoco LP, 5.500%, 02/15/26	1,700	1,742,500
Tallgrass Energy Partners LP, 5.500%, 01/15/28 (#)	1,250	1,276,563
WPX Energy, Inc.:
6.000%, 01/15/22	900	913,509
5.750%, 06/01/26	1,000	1,051,250
5.250%, 10/15/27	100	105,962
		18,845,016
Pharmaceuticals | 0.5%
Bausch Health Cos., Inc.:
5.000%, 02/15/29 (#)	1,500	1,542,300
5.250%, 02/15/31 (#)	100	104,472
		1,646,772
Professional Services | 1.5%
IHS Markit, Ltd., 5.000%, 11/01/22 (#)	1,500	1,603,840
Nielsen Finance LLC:
5.000%, 04/15/22 (#)	556	557,462
5.625%, 10/01/28 (#)	1,000	1,086,550
5.875%, 10/01/30 (#)	1,000	1,131,250
		4,379,102
Software | 1.1%
J2 Global, Inc., 4.625%, 10/15/30 (#)	1,500	1,582,500
Nuance Communications, Inc., 5.625%, 12/15/26	1,500	1,587,180
		3,169,680
Specialty Retail | 1.7%
Asbury Automotive Group, Inc., 4.500%, 03/01/28	987	1,028,947
Group 1 Automotive, Inc., 4.000%, 08/15/28 (#)	1,000	1,030,780

The accompanying notes are an integral part of these financial statements.

Annual Report  59

Description	Principal Amount (000)	Fair Value

Lazard US Corporate Income Portfolio (continued)

Penske Automotive Group, Inc., 5.500%, 05/15/26	$1,800	$1,869,750
QVC, Inc., 4.750%, 02/15/27	1,250	1,340,625
		5,270,102
Technology Hardware, Storage & Peripherals | 2.3%
Dell International LLC, 7.125%, 06/15/24 (#)	1,525	1,581,615
NCR Corp., 5.750%, 09/01/27 (#)	1,000	1,062,500
Seagate HDD Cayman, 4.091%, 06/01/29 (#)	2,083	2,224,915
Western Digital Corp., 4.750%, 02/15/26	2,000	2,210,000
		7,079,030
Textiles, Apparel & Luxury Goods | 0.6%
Hanesbrands, Inc., 4.625%, 05/15/24 (#)	1,750	1,833,125

Trading Companies & Distributors | 3.3%
American Builders & Contractors Supply Co., Inc., 4.000%, 01/15/28 (#)	1,100	1,138,500
Avis Budget Car Rental LLC, 5.750%, 07/15/27 (#)	1,500	1,515,000
Herc Holdings, Inc., 5.500%, 07/15/27 (#)	1,500	1,590,000
Standard Industries, Inc., 3.375%, 01/15/31 (#)	2,000	2,010,000
United Rentals North America, Inc.:
5.500%, 05/15/27	1,000	1,071,250
3.875%, 11/15/27	1,100	1,152,250
WESCO Distribution, Inc., 5.375%, 12/15/21	1,600	1,600,960
		10,077,960

The accompanying notes are an integral part of these financial statements.

60  Annual Report

Description	Principal Amount (000)	Fair Value

Lazard US Corporate Income Portfolio (concluded)

Wireless Telecommunication Services | 0.9%
Sprint Corp., 7.125%, 06/15/24	$500	$584,695
T-Mobile USA, Inc., 6.500%, 01/15/26	2,000	2,070,000
		2,654,695
Total Corporate Bonds (Cost $249,846,663)		258,593,167

Description	Shares	Fair Value

Exchange-Traded Funds | 7.8%
Invesco Fundamental High Yield Corporate Bond ETF (Cost $23,042,937)	1,222,805	$23,771,329

Short-Term Investments | 5.8%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01% (7 day yield) (Cost $17,406,307)	17,406,307	17,406,307

Total Investments | 99.1% (Cost $290,295,907)		$299,770,803

Cash and Other Assets in Excess of Liabilities | 0.9%		2,598,788

Net Assets | 100.0%		$302,369,591

The accompanying notes are an integral part of these financial statements.

Annual Report  61

Description	Principal Amount (000)	Fair Value

Lazard US Short Duration Fixed Income Portfolio

Asset-Backed Securities | 6.4%

Automobiles | 4.8%
World Omni Automobile Lease Securitization Trust, 3.190%, 12/15/21	$633	$634,825
Mercedes-Benz Auto Lease Trust, 3.100%, 11/15/21	1,009	1,013,393
Nissan Auto Lease Trust, 2.270%, 07/15/22	2,550	2,571,260
		4,219,478
Specialty Retail | 1.6%
Daimler Trucks Retail Trust, 1.220%, 09/15/23	1,400	1,413,050

Total Asset-Backed Securities (Cost $5,591,724)		5,632,528

Corporate Bonds | 22.4%

Banks | 7.4%
Bank of America Corp., 3.300%, 01/11/23	2,650	2,809,410
Wells Fargo & Co., 2.625%, 07/22/22	3,575	3,700,433
		6,509,843
Biotechnology | 2.9%
AbbVie, Inc., 2.300%, 05/14/21	2,497	2,510,815

Capital Markets | 8.4%
Morgan Stanley:
5.500%, 07/28/21	2,875	2,959,520
2.750%, 05/19/22	800	826,156
The Goldman Sachs Group, Inc., 5.250%, 07/27/21	3,488	3,585,922
		7,371,598

The accompanying notes are an integral part of these financial statements.

62  Annual Report

Description	Principal Amount (000)		Fair Value

Lazard US Short Duration Fixed Income Portfolio (continued)

Food & Staples Retailing | 1.8%
The Kroger Co., 3.300%, 01/15/21	$1,584		$1,585,260

Internet & Direct Marketing Retail | 1.9%
eBay, Inc., 2.750%, 01/30/23	1,545		1,617,996

Total Corporate Bonds (Cost $19,347,404)			19,595,512

US Government Securities | 0.9%

Mortgage-Backed Securities | 0.9%
Federal National Mortgage Association:
Pool# AE0315, 4.500%, 02/01/21	—	(‡‡)	1
Pool# FM1033, 4.500%, 01/01/27	733		775,628

Total US Government Securities (Cost $760,044)			775,629

US Treasury Securities | 69.6%
U.S. Treasury Notes:
1.125%, 09/30/21	7,775		7,833,616
2.000%, 10/31/21	17,810		18,086,194
1.500%, 01/31/22	9,725		9,869,355
1.875%, 01/31/22	12,515		12,751,612
1.875%, 10/31/22	12,160		12,548,075

Total US Treasury Securities (Cost $60,768,567)			61,088,852

The accompanying notes are an integral part of these financial statements.

Annual Report  63

Description	Shares	Fair Value

Lazard US Short Duration Fixed Income Portfolio (concluded)

Short-Term Investments | 0.2%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01% (7 day yield) (Cost $204,322)	204,322	$204,322

Total Investments | 99.5% (Cost $86,672,061)		$87,296,843

Cash and Other Assets in Excess of Liabilities | 0.5%		478,065

Net Assets | 100.0%		$87,774,908

The accompanying notes are an integral part of these financial statements.

64  Annual Report

The Lazard Funds, Inc. Notes to Portfolios of Investments
December 31, 2020

(§)	Variable and floating rate securities are securities for which interest rate changes are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2020.
(¶)	Date shown is the next perpetual call date.
(#)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At December 31, 2020, the percentage of net assets for each Portfolio was as follows:.
Portfolio	Percentage of Net Assets

Emerging Markets Debt	2.3%
Global Fixed Income	3.8%
US Corporate Income	50.3%

(Ø)	Step up bonds are securities which increase the interest payment rate at a specified point in time. Rate shown reflects rate in effect at December 31, 2020 which may step up at a future date.
(«)	Issue in default.
(»)	The Portfolio, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.
(‡‡)	Amount is less than $1,000.

Security Abbreviations:

BBSW	—	Bank Bill Swap Reference Rate
EURIBOR	—	Euro Interbank Offered Rate
LIBOR	—	London Interbank Offered Rate
NTN-F	—	Brazil Sovereign “Nota do Tesouro Nacional” Series F
SOFR	—	Secured Overnight Financing Rate

Currency Abbreviations:

AUD	—	Australian Dollar	MXN	—	Mexican New Peso
BRL	—	Brazilian Real	MYR	—	Malaysian Ringgit
CAD	—	Canadian Dollar	NGN	—	Nigerian Naira
CHF	—	Swiss Franc	NOK	—	Norwegian Krone
CLP	—	Chilean Peso	NZD	—	New Zealand Dollar
CMT	—	Constant Maturity Treasury	PEN	—	Peruvian Nuevo Sol
CNH	—	Chinese Yuan Renminbi	PHP	—	Philippine Peso
CNY	—	Chinese Yuan	PLN	—	Polish Zloty
COP	—	Colombian Peso	RON	—	New Romanian Leu
CZK	—	Czech Koruna	RSD	—	Serbian Dinar
DOP	—	Dominican Republic Peso	RUB	—	Russian Ruble
EUR	—	Euro	SEK	—	Swedish Krona
GBP	—	British Pound Sterling	SGD	—	Singapore Dollar
GHS	—	Ghanaian Cedi	THB	—	Thai Baht
HUF	—	Hungarian Forint	TRY	—	New Turkish Lira
IDR	—	Indonesian Rupiah	UAH	—	Ukrainian Hryvnia
INR	—	Indian Rupee	USD	—	United States Dollar
JPY	—	Japanese Yen	UYU	—	Uruguayan Peso
KES	—	Kenyan Shilling	ZAR	—	South African Rand
KRW	—	South Korean Won

Counterparty Abbreviations:

BOA	—	Bank of America NA	JPM	—	JPMorgan Chase Bank NA
BRC	—	Barclays Bank PLC	MSC	—	Morgan Stanley & Co.
CIT	—	Citibank NA	SCB	—	Standard Chartered Bank
HSB	—	HSBC Bank USA NA	UBS	—	UBS AG

The accompanying notes are an integral part of these financial statements.

Annual Report  65

Portfolio holdings by industry (as a percentage of net assets), for the Portfolio previously presented by country:

Industry†	Lazard Emerging Markets Debt Portfolio	Lazard Global Fixed Income Portfolio

Corporate & Quasi Government Bonds
Automobiles	—%	2.8%
Banks	1.8	5.6
Beverages	—	1.8
Capital Markets	—	2.1
Construction & Engineering	—	0.1
Consumer Finance	—	1.1
Containers & Packaging	—	0.5
Diversified Consumer Services	—	0.6
Diversified Financial Services	0.3	1.0
Diversified Telecommunication Services	—	2.4
Electrical Equipment	—	1.2
Equity Real Estate Investment Trusts (REITs)	—	0.7
Food & Staples Retailing	—	1.6
Health Care Providers & Services	—	0.5
Hotels, Restaurants & Leisure	—	2.4
Household Products	—	1.1
Interactive Media & Services	—	1.0
Internet & Direct Marketing Retail	—	1.0
Machinery	—	1.0
Oil, Gas & Consumable Fuels	4.5	—
Personal Products	—	1.1
Pharmaceuticals	—	1.7
Software	—	2.0
Specialty Retail	—	1.0
Technology Hardware, Storage & Peripherals	—	1.7
Trading Companies & Distributors	—	0.5
Transportation & Infrastructure	1.0	—
Wireless Telecommunication Services	—	1.1
Subtotal	7.6	37.6
Foreign Government Obligations	79.6	43.7
Supranational Bonds	0.1	10.4
US Municipal Bonds	—	1.5
US Treasury Securities	—	3.0
Short-Term Investments	11.3	3.9
Total Investments	98.6%	100.1%

†	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

66  Annual Report

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The Lazard Funds, Inc. Statements of Assets and Liabilities

December 31, 2020	Lazard Emerging Markets Debt Portfolio	Lazard Global Fixed Income Portfolio
ASSETS
Investments in securities, at fair value	$21,957,236	$9,555,311
Cash	27,488	—
Foreign currency, at fair value	280,739	9
Receivables for:
Dividends and interest	290,277	80,693
Capital stock sold	230	4
Investments sold	6	—
Amount due from Investment Manager (Note 3)	12,753	15,391
Cash collateral due from broker on swaps	14,362	—
Gross unrealized appreciation on forward currency contracts	116,845	143,252
Total assets	22,699,936	9,794,660
LIABILITIES
Payables for:
Management fees	—	—
Accrued custodian fees	58,032	20,477
Accrued professional services	52,057	31,805
Accrued directors’ fees	3,367	15
Accrued registration fees	974	1,450
Accrued distribution fees	94	10
Investments purchased	199,917	—
Capital stock redeemed	—	59
Dividends	—	—
Capital gains distributions	—	393
Variation margin on centrally cleared swap	281	—
Gross unrealized depreciation on forward currency contracts	73,535	188,997
Other accrued expenses and payables	33,025	5,291
Total liabilities	421,282	248,497
Net assets	$22,278,654	$9,546,163
NET ASSETS
Paid in capital	$61,634,146	$8,893,202
Distributable earnings (Accumulated loss)	(39,355,492)	652,961
Net assets	$22,278,654	$9,546,163

The accompanying notes are an integral part of these financial statements.

68  Annual Report

Lazard US Corporate Income Portfolio	Lazard US Short Duration Fixed Income Portfolio

$299,770,803	$87,296,843
—	—
—	—

3,334,849	570,290
18,630	—
—	—
—	—
—	—

—	—
303,124,282	87,867,133

89,665	7,301
35,736	14,428
30,632	27,056
2,071	877
1,974	4,739
800	7
500,000	—
57,853	25,773
25,855	4,587
—	—
—	—

—	—
10,105	7,457
754,691	92,225
$302,369,591	$87,774,908

$302,067,153	$87,577,305
302,438	197,603
$302,369,591	$87,774,908

Annual Report  69

December 31, 2020	Lazard Emerging Markets Debt Portfolio		Lazard Global Fixed Income Portfolio
Institutional Shares
Net assets	$21,880,017		$9,497,865
Shares of capital stock outstanding*	1,364,341		989,793
Net asset value, offering and redemption price per share	$16.04		$9.60

Open Shares
Net assets	$397,412		$48,298
Shares of capital stock outstanding*	24,524		5,032
Net asset value, offering and redemption price per share	$16.21		$9.60

R6 Shares
Net assets	$1,225		—
Shares of capital stock outstanding*	71	†	—
Net asset value, offering and redemption price per share*	$17.19		—

Cost of investments in securities	$21,516,462		$8,959,369
Cost of foreign currency	$276,470		$9

* $0.001 par value, 6,900,000,000 shares authorized for the Portfolios in total.
† Shares values are rounded for presentation purposes.

The accompanying notes are an integral part of these financial statements.

70  Annual Report

Lazard US Corporate Income Portfolio		Lazard US Short Duration Fixed Income Portfolio

$298,635,591		$87,745,563
15,080,446		8,867,736

$19.80		$9.89

$3,732,793		$29,345
187,617		2,964

$19.90		$9.90

$1,207		—
61	†	—

$19.88		—

$290,295,907		$86,672,061
$—		$—

Annual Report  71

The Lazard Funds, Inc. Statements of Operations

For the Year Ended December 31, 2020	Lazard Emerging Markets Debt Portfolio	Lazard Global Fixed Income Portfolio
Investment Income (Loss)
Income
Interest	$2,097,425	$184,549
Dividends	—	—
Total investment income*	2,097,425	184,549
Expenses
Management fees (Note 3)	297,656	41,378
Custodian fees	151,552	52,610
Professional services	70,962	48,359
Administration fees	32,051	25,362
Registration fees	39,818	34,246
Shareholders’ services	12,234	9,426
Directors’ fees and expenses	11,033	5,352
Shareholders’ reports	13,302	6,709
Distribution fees (Open Shares)	1,079	143
Other^	13,987	6,476
Total gross expenses	643,674	230,061
Management fees waived and expenses reimbursed	(268,067)	(171,880)
Total net expenses	375,607	58,181
Net investment income (loss)	1,721,818	126,368
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments**	(2,844,914)	241,207
Foreign currency transactions	(87,879)	15,727
Forward currency contracts	(360,484)	66,683
Swap agreements	(201,935)	—
Total net realized gain (loss)	(3,495,212)	323,617
Net change in unrealized appreciation (depreciation) on:
Investments†	(1,112,377)	471,082
Foreign currency translations	(2,657)	1,592
Forward currency contracts	(259,956)	(42,062)
Swap agreements	(22,986)	—
Total net change in unrealized appreciation (depreciation)	(1,397,976)	430,612
Net realized and unrealized gain (loss)	(4,893,188)	754,229
Net increase (decrease) in net assets resulting from operations	$(3,171,370)	$880,597
* Net of foreign withholding taxes of	$47,587	$499
** Net of foreign capital gains taxes of	$64,447	$—
† Includes net change in unrealized appreciation (depreciation) of foreign capital gains taxes of	$33,226	$—
^ Includes interest on line of credit of	$2,657	$32

The accompanying notes are an integral part of these financial statements.

72  Annual Report

Lazard US Corporate Income Portfolio	Lazard US Short Duration Fixed Income Portfolio

$13,190,299	$1,536,858
495,728	—
13,686,027	1,536,858

1,593,022	238,801
100,412	39,257
76,823	48,669
60,287	35,456
37,596	43,653
21,772	12,255
20,718	10,413
13,566	15,272
9,442	74
16,765	8,024
1,950,403	451,874
(345,334)	(68,881)
1,605,069	382,993
12,080,958	1,153,865

(1,161,985)	720,754
—	—
—	—
—	—
(1,161,985)	720,754

2,196,558	455,774
—	—
—	—
—	—
2,196,558	455,774
1,034,573	1,176,528

$13,115,531	$2,330,393
$—	$—
$—	$—

$—	$—
$—	$—

Annual Report  73

The Lazard Funds, Inc. Statements of Changes in Net Assets

	Lazard Emerging Markets Debt Portfolio
	Year Ended December 31, 2020	Year Ended December 31, 2019

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$1,721,818	$7,816,357
Net realized gain (loss)	(3,495,212)	(1,235,720)
Net change in unrealized appreciation (depreciation)	(1,397,976)	19,422,686
Net increase (decrease) in net assets resulting from operations	(3,171,370)	26,003,323
Distributions to shareholders (Note 2(e))
Net investment income and net realized gains
Institutional Shares	—	(2,820,563)
Open Shares	—	(15,060)
R6 Shares	—	(1,054,209)
Return of capital
Institutional Shares	(1,538,228)	(2,828,484)
Open Shares	(14,630)	(15,103)
R6 Shares	(41)	(1,057,170)
Net decrease in net assets resulting from distributions	(1,552,899)	(7,790,589)
Capital stock transactions
Net proceeds from sales
Institutional Shares	6,071,916	5,519,820
Open Shares	138,222	25,565
R6 Shares	—	3,000,000
Net proceeds from reinvestment of distributions
Institutional Shares	1,412,389	5,597,352
Open Shares	12,838	27,508
R6 Shares	41	1,895,822
Cost of shares redeemed
Institutional Shares	(71,755,710)	(74,178,361)
Open Shares	(268,240)	(249,403)
R6 Shares	—	(112,096,412)
Net increase (decrease) in net assets from capital stock transactions	(64,388,544)	(170,458,109)
Total increase (decrease) in net assets	(69,112,813)	(152,245,375)
Net assets at beginning of period	91,391,467	243,636,842
Net assets at end of period	$22,278,654	$91,391,467

The accompanying notes are an integral part of these financial statements.

74  Annual Report

Lazard Global Fixed Income Portfolio		Lazard US Corporate Income Portfolio
Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019

$126,368	$129,365	$12,080,958	$13,384,169
323,617	(26,320)	(1,161,985)	(1,270,563)
430,612	311,848	2,196,558	25,490,941

880,597	414,893	13,115,531	37,604,547

(309,020)	(41,983)	(12,087,050)	(13,329,897)
(1,683)	(258)	(150,720)	(164,448)
—	—	(47)	(50)

—	(86,802)	—	—
—	(534)	—	—
—	—	—	—

(310,703)	(129,577)	(12,237,817)	(13,494,395)

5,232,553	1,731,974	45,657,501	43,405,036
6,239	28,292	1,472,978	793,277
—	—	—	—

308,584	128,783	11,769,610	12,992,902
1,683	792	115,990	123,455
—	—	47	50

(3,065,810)	(1,183,895)	(56,900,578)	(91,253,438)
(21,740)	(4,575)	(2,013,457)	(1,381,443)
—	—	—	—

2,461,509	701,371	102,091	(35,320,161)
3,031,403	986,687	979,805	(11,210,009)
6,514,760	5,528,073	301,389,786	312,599,795
$9,546,163	$6,514,760	$302,369,591	$301,389,786

Annual Report  75

	Lazard Emerging Markets Debt Portfolio
	Year Ended December 31, 2020		Year Ended December 31, 2019

Shares issued and redeemed

Institutional Shares
Shares outstanding at beginning of period	5,641,531	*	9,714,050	*
Shares sold	427,424	*	354,428	*
Shares issued to shareholders from reinvestment of distributions	94,410	*	358,899	*
Shares redeemed	(4,799,024	)*	(4,785,846	)*
Net increase (decrease)	(4,277,190	)*	(4,072,519	)*
Shares outstanding at end of period	1,364,341		5,641,531	*
Open Shares
Shares outstanding at beginning of period	32,702	*	45,074	*
Shares sold	9,412	*	1,632	*
Shares issued to shareholders from reinvestment of distributions	859	*	1,747	*
Shares redeemed	(18,449	)*	(15,751	)*
Net increase (decrease)	(8,178	)*	(12,372	)*
Shares outstanding at end of period	24,524		32,702	*
R6 Shares
Shares outstanding at beginning of period	69	*	6,341,794	*
Shares sold	—	*	190,114	*
Shares issued to shareholders from reinvestment of distributions	2	*	114,318	*
Shares redeemed	—	*	(6,646,157	)*
Net increase (decrease)	2	*	(6,341,725	)*
Shares outstanding at end of period	71		69	*

*	Shares and share transactions of Lazard Emerging Markets Debt Portfolio were adjusted to reflect a 1:2 reverse share split and of Lazard US Corporate Income were adjusted to reflect a 1:4 reverse share split, effective November 17, 2020.

The accompanying notes are an integral part of these financial statements.

76  Annual Report

Lazard Global Fixed Income Portfolio		Lazard US Corporate Income Portfolio
Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020		Year Ended December 31, 2019

710,971	635,449	15,103,284	*	16,959,746	*
577,637	194,459	2,383,359	*	2,259,754	*

32,641	14,404	617,982	*	671,838	*
(331,456)	(133,341)	(3,024,179	)*	(4,788,054	)*
278,822	75,522	(22,838	)*	(1,856,462	)*
989,793	710,971	15,080,446		15,103,284	*

6,518	3,789	210,905	*	236,187	*
684	3,164	75,398	*	40,753	*

178	88	6,070	*	6,349	*
(2,348)	(523)	(104,756	)*	(72,384	)*
(1,486)	2,729	(23,288	)*	(25,282	)*
5,032	6,518	187,617		210,905	*

—	—	58	*	55	*
—	—	—	*	—	*

—	—	3	*	3	*–
—	—	—	*	—	*
—	—	3	*	3	*
—	—	61		58	*

Annual Report  77

	Lazard US Short Duration Fixed Income Portfolio
	Year Ended December 31, 2020	Year Ended December 31, 2019

Increase in Net Assets

Operations
Net investment income (loss)	$1,153,865	$2,236,971
Net realized gain (loss)	720,754	357,354
Net change in unrealized appreciation (depreciation)	455,774	397,651
Net increase (decrease) in net assets resulting from operations	2,330,393	2,991,976
Distributions to shareholders (Note 2(e))
Net investment income and net realized gains
Institutional Shares	(1,153,515)	(2,093,618)
Open Shares	(282)	(356)
Return of capital
Institutional Shares	—	(144,024)
Open Shares	—	(25)
Net decrease in net assets resulting from distributions	(1,153,797)	(2,238,023)
Capital stock transactions
Net proceeds from sales
Institutional Shares	25,806,667	10,221,674
Open Shares	56,978	71
Net proceeds from reinvestment of distributions
Institutional Shares	1,072,523	2,113,226
Open Shares	273	381
Cost of shares redeemed
Institutional Shares	(36,405,739)	(33,268,726)
Open Shares	(43,603)	(21,871)
Net increase (decrease) in net assets from capital stock transactions	(9,512,901)	(20,955,245)
Total increase (decrease) in net assets	(8,336,305)	(20,201,292)
Net assets at beginning of period	96,111,213	116,312,505
Net assets at end of period	$87,774,908	$96,111,213

The accompanying notes are an integral part of these financial statements.

78  Annual Report

	Lazard US Short Duration Fixed Income Portfolio
	Year Ended December 31, 2020	Year Ended December 31, 2019

Shares issued and redeemed

Institutional Shares
Shares outstanding at beginning of period	9,832,361	11,984,211
Shares sold	2,607,117	1,048,374
Shares issued to shareholders from reinvestment of distributions	108,370	216,771
Shares redeemed	(3,680,112)	(3,416,995)
Net increase (decrease)	(964,625)	(2,151,850)
Shares outstanding at end of period	8,867,736	9,832,361
Open Shares
Shares outstanding at beginning of period	1,587	3,789
Shares sold	5,762	7
Shares issued to shareholders from reinvestment of distributions	28	39
Shares redeemed	(4,413)	(2,248)
Net increase (decrease)	1,377	(2,202)
Shares outstanding at end of period	2,964	1,587

Annual Report  79

The Lazard Funds, Inc. Financial Highlights

LAZARD EMERGING MARKETS DEBT PORTFOLIO

Selected data for a share of capital stock outstanding throughout	Year Ended
each period	12/31/20 *	12/31/19 *	12/31/18 *	12/31/17 *	12/31/16	*
Institutional Shares
Net asset value, beginning of period	$16.10	$14.72	$16.86	$15.80	$15.42
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.64	0.80	0.92	0.92	0.96	^
Net realized and unrealized gain (loss)	(0.18)	1.36	(2.14)	1.06	0.38
Total from investment operations	0.46	2.16	(1.22)	1.98	1.34
Less distributions from:
Net investment income	—	(0.38)	(0.44)	(0.86)	(0.38)
Return of capital	(0.52)	(0.40)	(0.48)	(0.06)	(0.58)
Total distributions	(0.52)	(0.78)	(0.92)	(0.92)	(0.96)
Redemption fees	—	—	—	—	—	(b)
Net asset value, end of period	$16.04	$16.10	$14.72	$16.86	$15.80
Total Return (c)	3.19%	15.03%	–7.45%	12.69%	8.64	%^

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$21,880	$90,858	$143,015	$280,808	$240,833
Ratios to average net assets:
Net expenses	0.92%	0.98%	0.93%	0.93%	0.96	%^
Gross expenses	1.57%	1.08%	0.93%	0.93%	0.96%
Net investment income (loss)	4.24%	5.15%	5.78%	5.52%	5.90	%^
Portfolio turnover rate	133%	106%	97%	88%	118%

The accompanying notes are an integral part of these financial statements.

80  Annual Report

Selected data for a share of capital stock outstanding throughout	Year Ended
each period	12/31/20 *	12/31/19 *	12/31/18 *	12/31/17 *	12/31/16	*
Open Shares
Net asset value, beginning of period	$16.26	$14.86	$17.00	$15.96	$15.58
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.61	0.78	0.94	0.88	0.92	^
Net realized and unrealized gain (loss)	(0.15)	1.38	(2.20)	1.02	0.38
Total from investment operations	0.46	2.16	(1.26)	1.90	1.30
Less distributions from:
Net investment income	—	(0.38)	(0.40)	(0.80)	(0.36)
Return of capital	(0.51)	(0.38)	(0.48)	(0.06)	(0.56)
Total distributions	(0.51)	(0.76)	(0.88)	(0.86)	(0.92)
Redemption fees	—	—	—	—	—
Net asset value, end of period	$16.21	$16.26	$14.86	$17.00	$15.96
Total Return (c)	3.11%	14.85%	–7.59%	12.16%	8.27	%^

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$397	$532	$670	$6,520	$6,801
Ratios to average net assets:
Net expenses	1.02%	1.18%	1.20%	1.22%	1.28	%^
Gross expenses	2.59%	2.91%	1.62%	1.36%	1.40%
Net investment income (loss)	4.05%	4.91%	5.49%	5.21%	5.59	%^
Portfolio turnover rate	133%	106%	97%	88%	118%

The accompanying notes are an integral part of these financial statements.

Annual Report  81

Selected data for a share of capital stock outstanding throughout	Year Ended				For the Period 7/28/16# to
each period	12/31/20 *	12/31/19 *	12/31/18 *	12/31/17 *	12/31/16
R6 Shares
Net asset value, beginning of period	$17.28	$15.76	$17.76	$15.80	$16.68
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.41	0.86	0.96	0.90	0.40 ^
Net realized and unrealized gain (loss)	0.09	1.50	(2.24)	1.08	(0.88)
Total from investment operations	0.50	2.36	(1.28)	1.98	(0.48)
Less distributions from:
Net investment income	—	(0.40)	(0.22)	(0.02)	(0.16)
Return of capital	(0.59)	(0.44)	(0.50)	— (b)	(0.24)
Total distributions	(0.59)	(0.84)	(0.72)	(0.02)	(0.40)
Net asset value, end of period	$17.19	$17.28	$15.76	$17.76	$15.80
Total Return (c)	3.30%	15.22%	–7.24%	12.61%	–2.93%^
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1	$1	$99,952	$1	$1,145
Ratios to average net assets (d):
Net expenses	0.86%	0.93%	0.90%	0.90%	0.90%^
Gross expenses	265.72%	1.09%	0.94%	43.88%	2.21%
Net investment income (loss)	2.60%	5.18%	5.97%	5.71%	5.73%^
Portfolio turnover rate	133%	106%	97%	88%	118%

*	On November 17, 2020, the Portfolio effected a 1:2 reverse share split. All per share data prior to November 17, 2020 has been adjusted to reflect the reverse share split.
^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the period. The amount of the reimbursement was less than $0.005 per share. For Institutional Shares, there was a 0.14% impact on the total return and the impact on net expenses and net investment income (loss) ratios of the Portfolio was less than 0.005%. For Open and R6 Shares, there was no impact on the total return and the net expenses and net investment income (loss) ratios of the Portfolio would be unchanged as the change to the period custodian fees was offset against the period expense waivers/reimbursements with no impact to net expenses or net investment income (loss).
#	The inception date for the R6 Shares was July 28, 2016.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(d)	Annualized for a period of less than one year except for non-recurring expenses.

The accompanying notes are an integral part of these financial statements.

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LAZARD GLOBAL FIXED INCOME PORTFOLIO

Selected data for a share of capital stock outstanding throughout	Year Ended
each period	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Institutional Shares
Net asset value, beginning of period	$9.08	$8.65	$9.04	$8.57	$8.74
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.14	0.19	0.20	0.20	0.20
Net realized and unrealized gain (loss)	0.72	0.43	(0.38)	0.47	(0.17)
Total from investment operations	0.86	0.62	(0.18)	0.67	0.03
Less distributions from:
Net investment income	(0.15)	(0.06)	(0.10)	—	(0.12)
Net realized gains	(0.19)	—	—	—	—
Return of capital	—	(0.13)	(0.11)	(0.20)	(0.08)
Total distributions	(0.34)	(0.19)	(0.21)	(0.20)	(0.20)
Net asset value, end of period	$9.60	$9.08	$8.65	$9.04	$8.57
Total Return (b)	9.51%	7.25%	–2.06%	7.87%	0.22%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$9,498	$6,456	$5,495	$4,705	$4,266
Ratios to average net assets:
Net expenses	0.70%	0.70%	0.70%	0.72%	0.75%
Gross expenses	2.73%	3.51%	3.61%	4.39%	4.70%
Net investment income (loss)	1.53%	2.14%	2.33%	2.23%	2.18%
Portfolio turnover rate	65%	65%	60%	42%	47%

The accompanying notes are an integral part of these financial statements.

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Selected data for a share of capital stock outstanding throughout	Year Ended
each period	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Open Shares
Net asset value, beginning of period	$9.08	$8.65	$9.04	$8.57	$8.74
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.12	0.17	0.18	0.17	0.17
Net realized and unrealized gain (loss)	0.71	0.43	(0.39)	0.47	(0.17)
Total from investment operations	0.83	0.60	(0.21)	0.64	— (c)
Less distributions from:
Net investment income	(0.12)	(0.06)	(0.08)	—	(0.10)
Net realized gains	(0.19)	—	—	—	—
Return of capital	—	(0.11)	(0.10)	(0.17)	(0.07)
Total distributions	(0.31)	(0.17)	(0.18)	(0.17)	(0.17)
Net asset value, end of period	$9.60	$9.08	$8.65	$9.04	$8.57
Total Return (b)	9.23%	6.98%	–2.31%	7.55%	–0.07%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$48	$59	$33	$34	$34
Ratios to average net assets:
Net expenses	0.95%	0.95%	0.98%	1.02%	1.05%
Gross expenses	10.32%	27.52%	38.42%	42.88%	27.52%
Net investment income (loss)	1.31%	1.88%	2.08%	1.95%	1.88%
Portfolio turnover rate	65%	65%	60%	42%	47%
Portfolio turnover rate:

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

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LAZARD US CORPORATE INCOME PORTFOLIO

Selected data for a share of capital stock outstanding throughout	Year Ended
each period	12/31/20 *	12/31/19 *	12/31/18 *	12/31/17 *	12/31/16 *
Institutional Shares
Net asset value, beginning of period	$19.68	$18.16	$19.56	$19.48	$18.56
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.80	0.88	0.88	0.88	0.92
Net realized and unrealized gain (loss)	0.13	1.52	(1.40)	0.08	0.92
Total from investment operations	0.93	2.40	(0.52)	0.96	1.84
Less distributions from:
Net investment income	(0.81)	(0.88)	(0.88)	(0.88)	(0.92)
Total distributions	(0.81)	(0.88)	(0.88)	(0.88)	(0.92)
Redemption fees	—	—	—	—	— (b)
Net asset value, end of period	$19.80	$19.68	$18.16	$19.56	$19.48
Total Return (c)	4.96%	13.34%	–2.73%	5.09%	10.09%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$298,636	$297,219	$308,285	$344,508	$302,997
Ratios to average net assets:
Net expenses	0.55%	0.55%	0.55%	0.55%	0.55%
Gross expenses	0.67%	0.67%	0.64%	0.67%	0.69%
Net investment income (loss)	4.17%	4.47%	4.65%	4.57%	4.78%
Portfolio turnover rate	26%	21%	16%	21%	14%

The accompanying notes are an integral part of these financial statements.

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Selected data for a share of capital stock outstanding throughout	Year Ended
each period	12/31/20 *	12/31/19 *	12/31/18 *	12/31/17 *	12/31/16 *
Open Shares
Net asset value, beginning of period	$19.76	$18.28	$19.64	$19.56	$18.64
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.75	0.80	0.84	0.84	0.84
Net realized and unrealized gain (loss)	0.15	1.48	(1.36)	0.08	0.96
Total from investment operations	0.90	2.28	(0.52)	0.92	1.80
Less distributions from:
Net investment income	(0.76)	(0.80)	(0.84)	(0.84)	(0.88)
Total distributions	(0.76)	(0.80)	(0.84)	(0.84)	(0.88)
Redemption fees	—	—	—	—	— (b)
Net asset value, end of period	$19.90	$19.76	$18.28	$19.64	$19.56
Total Return (c)	4.80%	12.74%	–2.78%	4.77%	9.74%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$3,733	$4,170	$4,314	$5,708	$7,618
Ratios to average net assets:
Net expenses	0.80%	0.83%	0.85%	0.85%	0.85%
Gross expenses	1.03%	1.19%	1.11%	1.13%	1.18%
Net investment income (loss)	3.94%	4.18%	4.34%	4.28%	4.44%
Portfolio turnover rate	26%	21%	16%	21%	14%

The accompanying notes are an integral part of these financial statements.

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Selected data for a share of capital stock outstanding throughout	Year Ended					For the Period 11/13/16# to
each period	12/31/20 *	12/31/19 *	12/31/18	*	12/31/17 *	12/31/16
R6 Shares
Net asset value, beginning of period	$19.76	$18.68	$19.56		$19.48	$19.36
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.81	0.92	0.92		0.88	0.16
Net realized and unrealized gain (loss)	0.11	1.04	(1.40)		0.08	0.12
Total from investment operations	0.92	1.96	(0.48)		0.96	0.28
Less distributions from:
Net investment income	(0.80)	(0.88)	(0.40)		(0.88)	(0.16)
Total distributions	(0.80)	(0.88)	(0.40)		(0.88)	(0.16)
Net asset value, end of period	$19.88	$19.76	$18.68		$19.56	$19.48
Total Return (c)	4.89%	10.67%	–2.43	%(d)	5.09%	1.37%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1	$1	$1		$1,783	$1,697
Ratios to average net assets(e):
Net expenses	0.55%	0.55%	0.55%		0.55%	0.55%
Gross expenses	256.05%	858.55%	4.62%		1.69%	1.73%
Net investment income (loss)	4.22%	4.55%	4.61%		4.58%	4.71%
Portfolio turnover rate	26%	21%	16%		21%	14%

*	On November 17, 2020, the Portfolio effected a 1:4 reverse share split. All per share data prior to November 17, 2020 has been adjusted to reflect the reverse share split.
#	The inception date for the R6 Shares was November 3, 2016.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(d)	The Portfolio received settlement proceeds from a foreign exchange trading class action lawsuit. The proceeds from the settlement represented a realized gain and were recorded in the period received. There was a 0.62% impact on the total return of the Portfolio’s R6 Shares.
(e)	Annualized for a period of less than one year except for non-recurring expenses.

The accompanying notes are an integral part of these financial statements.

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LAZARD US SHORT DURATION FIXED INCOME PORTFOLIO

Selected data for a share of capital stock outstanding throughout	Year Ended
each period	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Institutional Shares
Net asset value, beginning of period	$9.77	$9.70	$9.79	$9.86	$9.89
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.12	0.21	0.19	0.14	0.13
Net realized and unrealized gain (loss)	0.12	0.07	(0.09)	(0.07)	(0.03)
Total from investment operations	0.24	0.28	0.10	0.07	0.10
Less distributions from:
Net investment income	(0.12)	(0.20)	(0.17)	(0.11)	(0.09)
Return of capital	—	(0.01)	(0.02)	(0.03)	(0.04)
Total distributions	(0.12)	(0.21)	(0.19)	(0.14)	(0.13)
Net asset value, end of period	$9.89	$9.77	$9.70	$9.79	$9.86
Total Return (b)	2.46%	2.93%	1.08%	0.72%	1.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$87,746	$96,096	$116,276	$100,390	$103,175
Ratios to average net assets:
Net expenses	0.40%	0.40%	0.40%	0.40%	0.40%
Gross expenses	0.47%	0.45%	0.43%	0.43%	0.50%
Net investment income (loss)	1.21%	2.18%	2.00%	1.43%	1.30%
Portfolio turnover rate	97%	175%	170%	108%	157%

The accompanying notes are an integral part of these financial statements.

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Selected data for a share of capital stock outstanding throughout	Year Ended
each period	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Open Shares
Net asset value, beginning of period	$9.78	$9.71	$9.79	$9.87	$9.90
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.09	0.19	0.16	0.11	0.10
Net realized and unrealized gain (loss)	0.12	0.06	(0.08)	(0.08)	(0.03)
Total from investment operations	0.21	0.25	0.08	0.03	0.07
Less distributions from:
Net investment income	(0.09)	(0.17)	(0.14)	(0.09)	(0.07)
Return of capital	—	(0.01)	(0.02)	(0.02)	(0.03)
Total distributions	(0.09)	(0.18)	(0.16)	(0.11)	(0.10)
Net asset value, end of period	$9.90	$9.78	$9.71	$9.79	$9.87
Total Return (b)	2.20%	2.64%	0.88%	0.32%	0.70%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$29	$16	$37	$25	$44
Ratios to average net assets:
Net expenses	0.65%	0.69%	0.70%	0.70%	0.70%
Gross expenses	14.74%	51.53%	38.00%	33.88%	31.22%
Net investment income (loss)	0.96%	1.91%	1.68%	1.13%	1.00%
Portfolio turnover rate	97%	175%	170%	108%	157%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

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The Lazard Funds, Inc. Notes to Financial Statements
December 31, 2020

1. Organization

The Lazard Funds, Inc. was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of December 31, 2020, the Fund was comprised of thirty no-load portfolios (each referred to as a “Portfolio”). This report includes only the financial statements of the Lazard Emerging Markets Debt Portfolio (“Emerging Markets Debt”), the Lazard Global Fixed Income Portfolio (“Global Fixed Income”), the Lazard US Corporate Income Portfolio (“US Corporate Income”), and the Lazard US Short Duration Fixed Income Portfolio (“US Short Duration Fixed Income”). The financial statements of the other twenty-six Portfolios are presented separately.

The Portfolios, other than the Emerging Markets Debt Portfolio, are operated as “diversified” funds, as defined in the 1940 Act.

Each Portfolio currently offers Institutional Shares and Open Shares, and certain Portfolios offer R6 Shares. Each share class is identical except as to minimum investment requirements; eligibility requirements for R6 Shares; the services offered to, and expenses borne by, each class; and the availability of Service Payments (as defined in the Fund’s prospectus).

On November 17, 2020, the Emerging Markets Debt Portfolio and the US Corporate Income Portfolio had a 1-for-2 reverse share split and a 1-for-4 reverse share split, respectively, effective after the market close on November 17, 2020. After the reverse share split, shareholders in the Emerging Markets Debt Portfolio held one share for every two Portfolio shares previously held, and shareholders in the US Corporate Income Portfolio held one share for every four Portfolio shares previously held. The reverse share splits had no impact on the overall value of a shareholder’s investment.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with GAAP. The Fund is an investment company and therefore applies specialized accounting guidance in accordance with Accounting Standards Codification Topic 946. The following is a

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summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based on, among other things, trading in securities with similar characteristics, brokers’ quotations and/or a matrix system which considers such factors as other security prices, yields and maturities. Over the counter swap agreements are valued by an independent pricing service and centrally cleared swaps are valued at the last reported sale on the clearing exchange. Forward currency contracts generally are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s net asset value (“NAV”) per share.

Calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. Trading on certain non-US securities exchanges or markets, such as those in Europe and Asia, may ordinarily be completed before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange (the “NYSE”) is open). In addition, securities trading in a particular non-US country or countries, may not take place on all business days in New York and on which the NAV of a Portfolio is calculated.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board of Directors (“Board”). Certain non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

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The Valuation Committee of the Investment Manager, which is subject to the oversight of the Board of Directors, may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio management team also will be considered.

The effect of using fair value pricing is that the NAV of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Interest income is accrued daily. A Portfolio amortizes premiums and accretes discounts on fixed-income securities using the effective yield method and mortgage-backed securities using the level yield method.

A Portfolio may be subject to taxes imposed by non-US countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized and/or unrealized). An affected Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and/or unrealized) from the applicable portfolio securities.

(c) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into

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US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Daily fluctuations in the value of forward currency contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, the Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed. Net realized gain (loss) on foreign currency transactions and forward currency contracts represent net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of interest and foreign withholding taxes recorded on the Portfolios’ accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency translations reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

During the year ended December 31, 2020, the Emerging Markets Debt and Global Fixed Income Portfolios traded in forward currency contracts.

(d) Swap Agreements—Interest rate swap agreements involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” (ii) interest rate floors, under which, in return for a pre-

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mium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor,” (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spread locks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets. The change in value, if any, on swap agreements is recorded as unrealized appreciation (depreciation) on swap agreements in a Portfolio’s accompanying Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swap agreements in a Portfolio’s accompanying Statement of Operations, in addition to any realized gain (loss) recorded upon the termination of swap agreements.

Upon entering into a centrally cleared swap, the Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is shown as cash collateral for swaps in the Statement of Assets and Liabilities. On these transactions, the Portfolio agrees to receive from or pay to the broker variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

During the year ended December 31, 2020, the Emerging Markets Debt Portfolio traded in swap agreements.

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(e) Federal Income Taxes—The Fund’s policy is for the Portfolio to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 as amended (the “Code”) and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2020, the following Portfolios had unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains with no expiration date as follows:

Portfolio	Short-Term	Long-Term

Emerging Markets Debt	$18,881,060	$19,327,250
US Corporate Income	4,145,042	4,820,238
US Short Duration Fixed Income	57,364	343,499

During the year ended December 31, 2020, the following Portfolios utilized realized capital loss carryovers from previous years as follows:

Portfolio	Amount

US Short Duration Fixed Income	$734,766

Under current tax law, post-October capital losses or certain late-year ordinary losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2020, the following Portfolios elected to defer such losses as follows:

Portfolio	Post-October Capital Loss Deferral	Late-Year Ordinary Loss Deferral

US Short Duration Fixed Income	$—	$2,182

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For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) were as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Emerging Markets Debt	$23,087,438	$1,152,292	$2,281,990	$(1,129,698)
Global Fixed Income	8,964,959	397,901	25,897	372,004
US Corporate Income	290,512,652	10,359,562	1,101,411	9,258,151
US Short Duration Fixed Income	86,673,987	622,856	–	622,856

Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on tax returns filed for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitations. Each Portfolio files a US federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

(f) Dividends and Distributions—For each Portfolio, income dividends are normally declared each business day and paid monthly. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolios, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders, but may be distributed more frequently. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Income and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency and fixed-income transactions, distribution redesignations, certain fixed-income securities and expenses, derivatives, wash sales, return

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of capital distributions, currency straddles and paydown gain/loss. The book/tax differences relating to shareholder distributions resulted in reclassifications among certain capital accounts as follows:

Portfolio	Paid in Capital	Distributable Earnings (Accumulated Loss)

Emerging Markets Debt	$(5,375,179)	$5,375,179
US Short Duration Fixed Income	(19,358)	19,358

The tax character of dividends and distributions paid during the years ended December 31, were as follows:

	Ordinary Income		Long-Term Capital Gain
Portfolio	2020	2019	2020	2019

Emerging Markets Debt*	$—	$3,889,832	$—	$—
Global Fixed Income*	227,749	29,864	82,954	12,377
US Corporate Income	12,265,481	13,494,395	—	—
US Short Duration Fixed Income*	1,153,797	2,093,974	—	—

*	Emerging Markets Debt, Global Fixed Income and US Short Duration Fixed Income Portfolios had return of capital distributions of $1,552,899, $0 and $0 in 2020, and $3,900,757, $87,336 and $144,049 in 2019, respectively.

At December 31, 2020, the components of distributable earnings (accumulated loss), on a tax basis, were as follows:

Portfolio	Undistributed Ordinary Income (Deferred Ordinary Losses)	Undistributed Long-Term Capital Gain (Deferred Capital Losses)	Net Unrealized Appreciation (Depreciation) Including Foreign Currency

Emerging Markets Debt	$—	$(38,208,310)	$(1,147,182)
Global Fixed Income	233,100	52,952	366,909
US Corporate Income	9,567	(8,965,280)	9,258,151
US Short Duration Fixed Income	(2,182)	(400,863)	600,648

(g) Allocation of Expenses—Expenses common to the Fund, Lazard Retirement Series, Inc., and Lazard Global Total Return and Income Fund, Inc. (each a “Lazard Fund” and collectively, the “Lazard Fund Complex”), each a registered management investment company advised by the Investment Manager, not directly chargeable to one or more specific Lazard Funds are allocated to

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the Fund and among its Portfolios primarily on the basis of relative net assets. Expenses of the Fund not directly chargeable to one or more Portfolios are similarly allocated among the Portfolios primarily on the basis of relative net assets. The Portfolios accrue distribution and service (12b-1) fees in the Open Share class. The Portfolios’ income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(h) Redemption Fee—Until August 15, 2016, the Portfolios, other than the US Short Duration Fixed Income Portfolio, imposed a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were acquired. The fees were retained by the Portfolios and are included as paid in capital on the Statements of Assets and Liabilities. As of August 15, 2016, redemption fees no longer apply to transactions in Portfolio shares.

(i) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

(j) Net Asset Value—The NAV per share for each class of each Portfolio is determined each day the NYSE is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE, and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. The NAV per share of a class is determined by dividing the value of the total assets of the Portfolio represented by such class, less all liabilities, by the total number of Portfolio shares of such class outstanding.

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3. Investment Management, Administration, Custody, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into a management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager manages the investment operations of the Portfolio and the assets of the Portfolio including the purchase, retention and disposition thereof, in accordance with the Portfolio’s investment objectives, policies, and restrictions, and provides the Portfolios with administrative, operational and compliance assistance services. For its services provided to the Portfolios, the Investment Manager earns a management fee, accrued daily as a percentage of each Portfolio’s average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

Portfolio	Annual Rate

Emerging Markets Debt	0.70	%(a)
Global Fixed Income	0.50
US Corporate Income	0.55
US Short Duration Fixed Income	0.25

(a)	From January 1, 2020 to June 15, 2020, the annual rate was 0.75%.

The Investment Manager has voluntarily agreed to waive its fees and, if necessary, reimburse the Portfolio until May 1, 2021 (or such other date as indicated below) if the aggregate direct expenses of each Portfolio, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” (as defined in Form N-1A), fees and expenses related to filing foreign tax reclaims, and extraordinary expenses, on behalf of the Portfolio, exceed the percentages of the value of the Portfolio’s average daily net assets set forth opposite the Portfolio’s name in the table below. The Fund, on behalf of the Portfolio, may deduct from the payment to be made to the Investment Manager under the Management Agreement, or the Investment Manager will bear, such excess expenses.

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Portfolio	Institutional Shares	Open Shares		R6 Shares

Emerging Markets Debt	0.85%	1.05%		0.80	%(a)
Global Fixed Income	0.70	0.95		N/A
US Corporate Income	0.55	0.80		0.55	(b)
US Short Duration Fixed Income	0.40	0.65	(c)	N/A

(a)	From January 1, 2020 to June 15, 2020, annual rates were 0.95%, 1.15% and 0.90%, respectively. From May 1, 2021 to May 30, 2030, the annual rates are 1.10%, 1.35%, and 1.05%, respectively.
(b)	This agreement will continue in effect through May 1, 2030 for the R6 Shares.
(c)	This agreement will continue in effect until May 1, 2030 for Open Shares.

In addition, until May 1, 2021, to the extent the “Total Annual Fund Operating Expenses” (as used in Form N-1A) of the R6 Shares of a Portfolio exceed the Total Annual Fund Operating Expenses of the Portfolio’s Institutional Shares (in each case, not including management fees, custodial fees or other expenses related to the management of the Portfolio’s assets), the Investment Manager will bear the expenses of the R6 Shares in the amount of such excess.

During the year ended December 31, 2020, the Investment Manager waived its management fees and reimbursed the following Portfolios for other expenses as follows:

	Institutional Shares		Open Shares
Portfolio	Management Fees Waived	Expenses Reimbursed	Management Fees Waived	Expenses Reimbursed

Emerging Markets Debt	$258,276	$—	$3,161	$3,645
Global Fixed Income	41,092	125,425	286	5,077
US Corporate Income	333,779	—	8,652	—
US Short Duration Fixed Income	64,730	—	74	4,077

	R6 Shares
Portfolio	Management Fees Waived	Expenses Reimbursed

Emerging Markets Debt	$8	$2,977
US Corporate Income	$6	$2,897

The aforementioned waivers and/or reimbursements are not subject to recoupment by the Investment Manager.

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State Street serves as the Fund’s custodian and provides the Fund with certain administrative services.

In December 2015, State Street announced that it had identified inconsistencies in the way in which clients were invoiced for custody out-of-pocket expenses from 1998 until 2015. The difference between what was charged and what should have been charged, plus interest, was recorded as a reimbursement when determined in 2016. Pursuant to the expense limitations described above, the US Short Duration Fixed Income Portfolio experienced management fee waivers during the year ended December 31, 2016. Accordingly, the reimbursement of out-of-pocket expenses resulted in the reduction in the waiver of management fees for certain Portfolios for the year ended December 31, 2016.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of Portfolios. The Distributor bears, amongst other things, the cost of preparing and distributing materials used by the Distributor in connection with its offering Portfolio shares and other advertising and promotional expenses.

Under a distribution and servicing plan adopted pursuant to Rule 12b-1 under the 1940 Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for certain distribution activities and providing services to holders of the Portfolio’s Open shares. The Distributor may make payments to such as financial institutions, securities dealers and other industry professionals in respect of these services.

DST is the Fund’s transfer agent and dividend disbursing agent.

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. For the year ended December 31, 2020, each Director who is not an affiliated person of the Investment Manager or any of its affiliates was paid by all of the funds in the Lazard Fund Complex: (1) an annual retainer of $237,000, (2) an additional

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annual retainer of $33,700 to the lead Independent Director, and (3) an additional annual retainer of $23,500 to the Audit Committee Chair. The Independent Directors (an “Independent Director” is a Director who is not an “interested person” (as defined in the 1940 Act) of the Fund) also may be paid additional compensation for participation on ad hoc committees or other work performed on behalf of the Board. The aggregate retainers for Independent Directors for the Lazard Fund Complex will remain the same in 2021. The Independent Directors are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings or incurred in connection with work performed on behalf of Board. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. Independent Directors’ fees are allocated among the funds in the Lazard Fund Complex at a rate of $5,000 per active portfolio with the remainder allocated among the active portfolios on the basis of relative net assets. The Statements of Operations show the Independent Directors’ fees and expenses paid by each Portfolio.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the year ended December 31, 2020 were as follows:

Portfolio	Purchases	Sales

Emerging Markets Debt	$49,462,140	$111,547,888
Global Fixed Income	6,621,201	3,795,873
US Corporate Income	72,696,723	71,629,057
US Short Duration Fixed Income	18,941,466	29,600,600

	US Government and Treasury Securities
Portfolio	Purchases	Sales

Global Fixed Income	1,020,935	1,368,826
US Short Duration Fixed Income	69,538,024	64,429,563

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For the year ended December 31, 2020, the Portfolios did not engage in any cross-trades in accordance with Rule 17a-7 under the 1940 Act, and no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

6. Line of Credit

The Fund has a $100 million committed line of credit pursuant to an Amended and Restated Loan Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at 1.00% plus the “Applicable Rate,” which is the higher of (a) the Federal Funds Rate plus 10 basis points and (b) the Overnight Bank Funding Rate (OBFR) plus 10 basis points, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.20% per annum fee on the unused portion of the commitment, payable quarterly in arrears. The Fund has also agreed to pay an upfront fee of 0.05% of the committed line amount. During the year ended December 31, 2020, the following Portfolios had borrowings under the Agreement as follows:

Portfolio	Average Daily Loan Balance	*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate	Number of Days Borrowings were Outstanding

Emerging Markets Debt	$3,343,929		$5,440,000	1.27%	14
Global Fixed Income	175,000		340,000	2.20	3

*	For days borrowings were outstanding.

Management believes that the fair value of the liabilities under the Agreement is equivalent to the recorded amount based on its short-term maturity and interest rate, which fluctuates with the Applicable rate. A Portfolio’s outstanding balance under the Agreement, if any, would be categorized as Level 2.

7. Investment Risks

Not all risks described below apply to all Portfolios, or may not apply to the same degree for one or more Portfolios compared to one or more other Portfolios. In addition, not all risks applicable to

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an investment in a Portfolio are described below. Please see the current summary prospectus for the relevant Portfolio(s) or a current Portfolio prospectus for further information regarding a Portfolio’s investment strategy and related risks.

(a) Market Risk—A Portfolio may incur losses due to declines in one or more markets in which it invests. These declines may be the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s). To the extent that such developments impact specific industries, market sectors, countries or geographic regions, a Portfolio’s investments in such industries, market sectors, countries and/or geographic regions can be expected to be particularly affected, especially if such investments are a significant portion of its investment portfolio. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect a Portfolio. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers worldwide. As a result, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions or other events could have a significant negative impact on global economic and market conditions. The coronavirus disease 2019 (COVID-19) global pandemic and the aggressive responses taken by many governments or voluntarily imposed by private parties, including closing borders, restricting travel and imposing prolonged quarantines or similar restrictions, as well as the closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may be expected to impact a Portfolio and its investments.

(b) Fixed-Income and Debt Securities Risk—The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or

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perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, a Portfolio may have to liquidate portfolio securities at disadvantageous prices.

A Portfolio’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering a Portfolio’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Some debt securities may give the issuer the option to call, or redeem, the securities before their maturity, and, during a time of declining interest rates, a Portfolio may have to reinvest the proceeds of called or redeemed securities in an investment offering a lower yield (and the Portfolio may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

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Adjustable rate securities provide a Portfolio with a certain degree of protection against rises in interest rates, although adjustable rate securities will participate in any declines in interest rates. Certain adjustable rate securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. Certain fixed-income securities may be issued at a discount from their face value (such as zero coupon securities) or purchased at a price less than their stated face amount or at a price less than their issue price plus the portion of “original issue discount” previously accrued thereon, i.e., purchased at a “market discount.” The amount of original issue discount and/or market discount on certain obligations may be significant, and accretion of market discount together with original issue discount will cause a Portfolio to realize income prior to the receipt of cash payments with respect to these securities.

(c) Non-US Securities Risk—A Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

(d) Emerging Market Risk—Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

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(e) Foreign Currency Risk—Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. A Portfolio’s investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies.

(f) Derivatives and Hedging Risk—Derivatives transactions, including those entered into for hedging purposes (i.e., seeking to protect Portfolio investments), may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Swap agreements; forward currency contracts; structured products; over-the-counter options on currencies and swap agreements; and other over-the-counter derivatives transactions are subject to the risks of the creditworthiness of, and default, by the counterparty and consequently may lose all or a portion of their value due solely to the creditworthiness of, or default by, the counterparty. Over-the-counter derivatives frequently may be illiquid and difficult to value. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. These derivatives transactions, as well as the exchange-traded futures and options in which a Portfolio may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related reference asset, index or rate. As such, a small investment could have a potentially large impact on a Portfolio’s performance. In fact, many derivatives may be subject to greater risks than those associated with investing directly in the underlying or other reference asset. Derivatives transactions incur costs, either explicitly or implicitly, which reduce returns, and costs of engaging in such transactions may outweigh any gains or any losses averted from hedging activities. Successful use of derivatives, whether for hedging or for other investment purposes, is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant reference asset or market and, for hedging activities, correlation of the derivative instruments used with the investments seeking to be hedged. Use of derivatives transactions, even if entered into for hedging purposes, may cause

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a Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

(g) Structured Products Risk—Structured notes and other structured products are privately negotiated debt instruments where the principal and/or interest is determined by reference to a specified asset, market or rate, or the differential performance of two assets or markets. Structured products can have risks of both fixed-income securities and derivatives transactions. Derivatives transactions may increase volatility or reduce returns, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested, and they are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related reference asset, market or rate. As such, a small investment could have a potentially large impact on a Portfolio’s performance. Use of derivatives transactions may cause a Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

(h) Mortgage-Related and Asset-Backed Securities Risk—Mortgage-related securities are complex instruments, subject to both credit and prepayment risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities. Mortgage-related securities generally are subject to credit risks associated with the performance of the underlying mortgage properties. Prepayment risk can lead to fluctuations in value of the mortgage-related security which may be pronounced. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since during periods of declining interest rates the mortgages underlying the security are more likely to be prepaid.

The risks of asset-backed securities are similar to those of mortgage-related securities. However, asset-backed securities present certain risks that are not presented by mortgage-related

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securities. Primarily, these securities may provide a Portfolio with a less effective security interest in the related collateral than do mortgage-related securities.

(i) Preferred Securities Risk—There are various risks associated with investing in preferred securities. In addition, unlike common stock, participation in the growth of an issuer may be limited.

•	Credit risk is the risk that a security held by the Portfolio will decline in price or the issuer of the security will fail to make dividend, interest or principal payments when due because the issuer experiences a decline in its financial status.

•	Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall.

•	Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer.

•	Preferred securities are generally subordinated to bonds and other debt instruments in an issuer’s capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

•	During periods of declining interest rates, an issuer may be able to exercise an option to call, or redeem its issue at par earlier than the scheduled maturity. If this occurs during a time of lower or declining interest rates, the Portfolio may have to reinvest the proceeds in lower yielding securities (and the Portfolio may not benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

•	Certain preferred securities may be substantially less liquid than many other securities, such as common stocks or US government securities. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Portfolio

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or at prices approximating the value at which the Portfolio is carrying the securities on its books.

(j) Non-Diversification Risk—A Portfolio that is classified as “non-diversified” may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

(k) Government Securities Risk—Not all obligations of the US government, its agencies and instrumentalities are backed by the full faith and credit of the US Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the US government or its agencies or instrumentalities of a security held by a Portfolio does not apply to the market value of such security or to shares of the Portfolio itself. A security backed by the US Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity.

(l) Cybersecurity Risk—The Portfolios and their service providers are susceptible to operational and information security and related risks of cybersecurity incidents. Cybersecurity attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cybersecurity incidents affecting the Investment Manager, transfer agent or custodian or other service providers such as financial intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, including by impediments to a Portfolio’s investment trading; the inability of Portfolio shareholders to purchase and redeem Portfolio shares; interference with a Portfolio’s ability to calculate its NAV; violations of applicable privacy, data security or other laws; regulatory fines and penalties; reputational

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damage; reimbursement or other compensation or remediation costs; legal fees; or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which a Portfolio invests; counterparties with which a Portfolio engages in transactions; governmental and other regulatory authorities, exchange and other financial market operators; and banks, brokers, dealers, insurance companies and other financial institutions and other parties. There are inherent limitations in any cybersecurity risk management systems or business continuity plans, including the possibility that certain risks have not been identified.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnification provisions. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information

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available in the circumstances. The fair value measurement level within the fair value hierarchy for the assets and liabilities of the Fund is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities

•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities)

Changes in valuation methodology or inputs may result in transfers into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following table summarizes the valuation of the Portfolios’ assets and liabilities by each fair value hierarchy level as of December 31, 2020:

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Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2020
Emerging Markets Debt Portfolio
Assets:
Corporate Bonds*	$—	$1,446,906	$—	$1,446,906
Foreign Government Obligations*	—	17,725,819	—	17,725,819
Quasi Government Bonds*	—	252,413	—	252,413
Supranational Bonds	—	15,481	—	15,481
Short-Term Investments	2,516,617	—	—	2,516,617
Other Financial Instruments†
Forward Currency Contracts	—	116,845	—	116,845
Interest Rate Swaps		5,736		5,736
Total	$2,516,617	$19,563,200	$—	$22,079,817
Liabilities:
Other Financial Instruments†
Forward Currency Contracts	$—	$(73,535)	$—	$(73,535)
Global Fixed Income Portfolio
Assets:
Corporate Bonds*	$—	$3,497,822	$—	$3,497,822
Foreign Government Obligations*	—	4,167,143	—	4,167,143
Quasi Government Bonds*	—	96,707	—	96,707
Supranational Bonds	—	994,087	—	994,087
US Municipal Bonds	—	140,400	—	140,400
US Treasury Securities	—	290,267	—	290,267
Short-Term Investments	368,885	—	—	368,885
Other Financial Instruments†
Forward Currency Contracts	—	143,252	—	143,252
Total	$368,885	$9,329,678	$—	$9,698,563
Liabilities:
Other Financial Instruments†
Forward Currency Contracts	$—	$(188,997)	$—	$(188,997)

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Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2020
US Corporate Income Portfolio
Corporate Bonds*	$—	$258,593,167	$—	$258,593,167
Exchange-Traded Funds	23,771,329	—	—	23,771,329
Short-Term Investments	17,406,307	—	—	17,406,307
Total	$41,177,636	$258,593,167	$—	$299,770,803
US Short Duration Fixed Income Portfolio
Asset-Backed Securities	$—	$5,632,528	$—	$5,632,528
Corporate Bonds*	—	19,595,512	—	19,595,512
US Government Securities	—	775,629	—	775,629
US Treasury Securities	—	61,088,852	—	61,088,852
Short-Term Investments	204,322	—	—	204,322
Total	$204,322	$87,092,521	$—	$87,296,843

*	Please refer to Portfolios of Investments and Notes to Portfolios of Investments for portfolio holdings by country and industry.
†	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation (depreciation).

10. Derivative Instruments

Certain Portfolios may use derivative instruments, including forward currency contracts or swap agreements.

Forward currency contracts may be used for hedging purposes or to seek to increase returns.

A Portfolio enters into swap agreements in an attempt to obtain a particular exposure when it is considered desirable to do so, possibly at a lower cost to such Portfolio than if it had invested directly in the asset that yielded the desired exposure.

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During the year ended December 31, 2020, the approximate average monthly notional exposure for derivative instruments was as follows:

Derivative Instruments	Emerging Markets Debt Portfolio		Global Fixed Income Portfolio
Forward currency contracts:
Average amounts purchased	$12,900,000		$3,600,000
Average amounts sold	$9,400,000		$3,000,000
Interest rate swap agreements:
Average notional value – receives fixed rate on centrally cleared	$500,000		—
Average notional value – receives fixed rate on OTC	$300,000	*	—

*	Represents average monthly notional exposure for the seven months the derivative instrument was open during the period.

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2020:

Emerging Markets Debt Portfolio

Assets – Derivative Financial Instruments		Total

Forward currency contracts	Unrealized appreciation on forward currency contracts	$116,845

	Foreign	Interest
	Currency	Rate
Liabilities – Derivative Financial Instruments	Contracts	Contracts	Total
Forward currency contracts
Unrealized depreciation on forward currency contracts	$73,535	$—	$73,535
Swaps
Variation margin payable on centrally cleared swaps (a)	—	$281	$281
Total	$73,535	$281	$73,816

(a)	Net cumulative unrealized appreciation (depreciation) on centrally cleared swap agreements, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

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Global Fixed Income Portfolio

Assets – Derivative Financial Instruments		Total
Forward currency contracts	Unrealized appreciation on forward currency contracts	$143,252

Liabilities – Derivative Financial Instruments
Forward currency contracts	Unrealized depreciation on forward currency contracts	$188,997

Emerging Markets Debt Portfolio

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2020 was:

	Foreign	Interest
	Currency	Rate
Net Realized Gain (Loss) from:	Contracts	Contracts	Total
Forward currency contracts	$(360,484)	$—	$(360,484)
Swap agreements	—	(201,935)	(201,935)
Total	$(360,484)	$(201,935)	$(562,419)

	Foreign	Interest
Net Change in Unrealized Appreciation	Currency	Rate
(Depreciation) on:	Contracts	Contracts	Total
Forward currency contracts	$(259,956)	$—	$(259,956)
Swap agreements	—	(22,986)	(22,986)
Total	$(259,956)	$(22,986)	$(282,942)

Global Fixed Income Portfolio

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2019 was:

Net Realized Gain (Loss) from:	Total
Forward currency contracts	$66,683

Net Change in Unrealized Appreciation (Depreciation) on:
Forward currency contracts	$(42,062)

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As of December 31, 2020, the Emerging Markets Debt and Global Fixed Income Portfolios held derivative instruments that are eligible for offset in the Statements of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

The required information for the affected Portfolios are presented in the below table, as of December 31, 2020:

Emerging Markets Debt Portfolio

Net Amounts of
		Gross Amounts Offset	Assets Presented
	Gross Amounts of	in the Statement of	in the Statement of
Description	Recognized Assets	Assets and Liabilities	Assets and Liabilities
Forward Currency Contracts	$116,845	$—	$116,845

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amounts of Derivative Assets
Bank of America NA	$9,171	$(9,171)	$—	$—
Barclays Bank PLC	28,288	(18,081)	—	10,207
Citibank NA	27,632	(14,675)	—	12,957
HSBC Bank USA NA	14,923	(2)	—	14,921
JPMorgan Chase Bank NA	166	(166)	—	—
Standard Chartered Bank	9,986	(9,986)	—	—
State Street Bank and Trust Co.	15,174	—	—	15,174
UBS AG	11,505	(2,023)	—	9,482
Total	$116,845	$(54,104)	$—	$62,741

Net Amounts of
		Gross Amounts Offset	Liabilities Presented
	Gross Amounts of	in the Statement of	in the Statement of
Description	Recognized Liabilities	Assets and Liabilities	Assets and Liabilities
Forward Currency Contracts	$73,535	$—	$73,535

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		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amounts of Derivative Liabilities
Bank of America NA	$23,134	$(9,171)	$—	$13,963
Barclays Bank PLC	18,081	(18,081)	—	—
Citibank NA	14,675	(14,675)	—	—
HSBC Bank USA NA	2	(2)	—	—
JPMorgan Chase Bank NA	863	(166)	—	697
Standard Chartered Bank	14,757	(9,986)	—	4,771
UBS AG	2,023	(2,023)	—	—
Total	$73,535	$(54,104)	$—	$19,431

Global Fixed Income Portfolio

Net Amounts of
		Gross Amounts Offset	Assets Presented
	Gross Amounts of	in the Statement of	in the Statement of
Description	Recognized Assets	Assets and Liabilities	Assets and Liabilities
Forward Currency Contracts	$143,252	$—	$143,252

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amounts of Derivative Assets
Citibank NA	$10,256	$(10,256)	$—	$—
HSBC Bank USA NA	86,110	(49,640)	—	36,470
JPMorgan Chase Bank NA	46,886	(46,886)	—	—
Total	$143,252	$(106,782)	$—	$36,470

Net Amounts of
		Gross Amounts Offset	Liabilities Presented
	Gross Amounts of	in the Statement of	in the Statement of
Description	Recognized Liabilities	Assets and Liabilities	Assets and Liabilities
Forward Currency Contracts	$188,997	$—	$188,997

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		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amounts of Derivative Liabilities
Citibank NA	$41,073	$(10,256)	$—	$30,817
HSBC Bank USA NA	49,640	(49,640)	—	—
JPMorgan Chase Bank NA	94,289	(46,886)	—	47,403
Morgan Stanley Capital Services LLC.	3,995	—	—	3,995
Total	$188,997	$(106,782)	$—	$82,215

11. Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update ASU No. 2017-08, Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities (“ASU No. 2017-08”). ASU No. 2017-08 shortened the amortization period for certain purchased callable debt securities held at a premium to the earliest call date. Management has implemented the applicable changes, and they did not have a material impact on the Portfolio’s financial statements. In October 2020, ASU No. 2017-08 was amended by the Financial Accounting Standards Board’s issuance of Accounting Standards Update No. 2020-08, Codification Improvements to Subtopic 310-20, Receivables-Non-refundable Fees and Other Costs (“ASU No. 2020-08”). This amendment requires that entities re-evaluate whether callable debt securities fall within the scope of ASU No. 2017-08 for each reporting period. ASU No. 2020-08 also amends ASU No. 2017-08 to require premiums be amortized to the “next call date” rather than the “earliest call date” and further clarifies the definition of “next call date.” ASU No. 2020-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. Early adoption of ASU No. 2020-08 is not permitted. Management is currently evaluating the impact, if any, of applying ASU No. 2020-08.

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On March 12, 2020, the Financial Accounting Standards Board concluded its reference rate reform project with the issuance of Accounting Standards Update No. 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU No. 2020-04”). ASU No. 2020-04 provides elective temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank offered based reference rates as of the end of 2021. ASU No. 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU No. 2020-04.

12. Subsequent Events

Management has evaluated subsequent events affecting the Portfolios through the issuance of the financial statements and has determined that there were no subsequent events that required adjustment or disclosure.

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The Lazard Funds, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The Lazard Funds, Inc. and Shareholders of Lazard Emerging Markets Debt Portfolio, Lazard Global Fixed Income Portfolio, Lazard US Corporate Income Portfolio and Lazard US Short Duration Fixed Income Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Lazard Emerging Markets Debt Portfolio, Lazard Global Fixed Income Portfolio, Lazard US Corporate Income Portfolio and Lazard US Short Duration Fixed Income Portfolio (collectively the “Portfolios”), four of the portfolios constituting The Lazard Funds, Inc. (the “Fund”), including the portfolios of investments, as of December 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Portfolios listed above, as of December 31, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

Annual Report  121

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolios are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP
New York, New York
February 24, 2021

We have served as the auditor of one or more of the investment companies in the Lazard Fund Complex since 2004.

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The Lazard Funds, Inc.

Board of Directors and Officers Information (unaudited)

Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Independent Directors(3):

Franci J. Blassberg (1953)	Director (August 2014)	Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present)
Cornell Law School, Adjunct Professor (2013 – present)

The Buchmann Faculty of Law, Tel Aviv University, Visiting Professor (2019)

University of California, Berkeley School of Law, Adjunct Professor (Spring 2017)

Kenneth S. Davidson (1945)	Director (August 1995)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Nancy A. Eckl (1962)	Director (April 2007)	College Retirement Equities Fund (eight accounts), Trustee (2007 – present)
TIAA-CREF Funds (68 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

Trevor W. Morrison (1971)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present)

Richard Reiss, Jr. (1944)	Director (May 1991)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)
Resource America, Inc., a real estate asset management company, Director (2016 – 2018)

Osprey Technology Acquisition Corp, a special purpose acquisition company, Director (2019 – present)

Annual Report  123

Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Robert M. Solmson (1947)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, Co-Managing Partner and Managing Director (2008 – present)

Interested Directors(4):

Ashish Bhutani (1960)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present)
Lazard Ltd, Vice Chairman and Director (2010 – present)

Nathan A. Paul (1973)	Director (October 2017), Chief Executive Officer and President (February 2017)	Investment Manager, Chief Business Officer (April 2017 – present) and Managing Director (2003 – present)

Investment Manager, General Counsel (2002 – April 2017)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each Director serves as a Director for each of the funds in the Lazard Fund Complex comprised of, as of January 31, 2021, 35 active investment portfolios. Each Director serves an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation.
(3)	“Independent Directors” are not “interested persons” (as defined in the 1940 Act) of the Fund.
(4)	Messrs. Bhutani and Paul are “interested persons” (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager.
The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.lazardassetmanagement.com.

124  Annual Report

Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers(3):
Mark R. Anderson (1970)	Vice President and Secretary (February 2017)	Managing Director (since February 2017), General Counsel (since April 2017) and Chief Compliance Officer (since September 2014) of the Investment Manager

Nargis Hilal (1984)	Chief Compliance Officer (July 2020)	Senior Vice President and Counsel of the Investment Manager (since August 2017)

Chief Compliance Officer of KLS Diversified Asset Management LP (March 2016 – August 2017)

Deputy Chief Compliance Office KLS Diversified Asset Management LP (January 2015 – March 2016)

Christopher Snively (1984)	Chief Financial Officer (March 2016) and Treasurer (September 2019)	Senior Vice President of the Investment Manager
Shari L. Soloway (1981)	Assistant Secretary (November 2015)	Head of Legal, North America (since January 2019, previously Senior Vice President, Legal and Compliance) of the Investment Manager

Jessica A. Falzone (1989)	Assistant Secretary (January 2019)	Vice President, Legal and Compliance, of the Investment Manager (since March 2018)

Associate at Schulte Roth & Zabel LLP (October 2014 – March 2018)

Christina Kennedy (1990)	Assistant Treasurer (May 2020)	Vice President of the Investment Manager (since July 2019)

Senior Fund Accountant, Gates Capital Management Inc. (July 2016 – July 2019)

Assurance Senior Associate at PricewaterhouseCoopers LLP (August 2013 – July 2016)

Cesar A. Trelles (1975)	Assistant Treasurer (December 2004)	Vice President of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other funds in the Lazard Fund Complex.
(3)	In addition to Nathan A. Paul, Chief Executive Officer and President (since February 2017; previously, Vice President and Secretary), whose information is included in the Interested Directors section above.

Annual Report  125

The Lazard Funds, Inc. Tax and Other Information (unaudited)

Tax Information

Year Ended December 31, 2020

The following tax information represents year end disclosures of the tax benefits passed through to shareholders for 2020:

Of the dividends paid by the Portfolios, none are qualified dividend income.

Of the dividends paid by the Portfolios, no dividends qualify for the dividends received deduction available to corporate shareholders.

Of the dividends paid by the Portfolios, the corresponding percentage represents the long-term capital gains paid to shareholders.

Portfolio	Long-Term Capital Gains
Emerging Markets Debt	$ —
Global Fixed Income	82,954
US Corporate Income	—
US Short Duration Fixed Income	—

Pursuant to Section 871 of the Code, the Portfolios have no designated qualified short-term gains for purposes of exempting withholding of tax on such distributions to US nonresident shareholders.

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (the “SEC”) website at https://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at https://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

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Schedule of Portfolio Holdings

The Fund files the complete schedule of each Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at https://www.sec.gov.

Annual Report  127

Board Consideration of Management Agreements

At meetings of the Board held on June 2, 2020 and June 16, 2020, the Board considered the approval, for an additional annual period, of the Management Agreement between the Fund, on behalf of the Portfolios, and the Investment Manager. The Independent Directors were assisted in their review by independent legal counsel, who advised the Board on relevant legal standards and met with the Independent Directors in executive sessions separate from representatives of the Investment Manager.

Representatives of the Investment Manager discussed with the Board the Investment Manager’s written materials provided in advance of the meetings, including, at the June 16, 2020 meeting, additional information requested by the Independent Directors at the June 2, 2020 meeting.

Services Provided

The Investment Manager’s materials addressed, among other matters, the nature, extent and quality of services that the Investment Manager provides the Fund, including a discussion of the Investment Manager and its clients (of which the Lazard Funds complex of 35 active funds comprised approximately $22 billion of the approximately $193 billion of total assets under the management of the Investment Manager and its global affiliates as of March 31, 2020).

The Board considered the various services provided by the Investment Manager including the Investment Manager’s research, portfolio management and trading capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements, as well as regular reporting to, and support of, the Board. The Investment Manager’s representatives stated that the Investment Manager believes that the Fund

2	The Strategic Insight materials outlined the process for constructing the Expense Peer Groups, as well the Expense Categories, Performance Peer Groups and Performance Categories (all as defined herein). Representatives of the Investment Manager and independent legal counsel had previously discussed with the Board in further detail the methodologies used by Strategic Insight in constructing the Expense Peer Groups, Expense Categories, Performance Peer Groups and Performance Categories, including how the methodologies could affect the results of the comparisons.

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and its shareholders continue to be able to obtain significant benefits as a result of the resources and support of the Investment Manager’s global research, portfolio management, trading, operations, risk management, technology and legal and compliance infrastructure. The Board also considered information provided by the Investment Manager regarding its personnel, resources, financial condition and experience; the Fund’s distribution channels and the relationships with various intermediaries; marketing and shareholder servicing activities on behalf of the Portfolios; and Portfolio asset flows and the growth or decline in asset levels. The Board accepted the assertion of representatives of the Investment Manager that the Fund benefits from the services and infrastructure provided by the Investment Manager and that such services and infrastructure are greater than those typically provided to a $22 billion fund complex not managed by a large, global firm such as the Investment Manager.

Comparative Fee, Expense Ratio and Performance Information

Strategic Insight Advisory Fee and Expense Ratio Comparisons. The Board reviewed, for each Portfolio, information prepared by Strategic Insight, an independent provider of investment company data, including, among other information, each Portfolio’s contractual advisory fee (i.e., without giving effect to any fee waivers) and net expense ratio (i.e., after giving effect to the Portfolio’s expense limitation agreed to by the Investment Manager) to those of:

•	a group of funds not advised by the Investment Manager selected by Strategic Insight as comparable, for expense comparison purposes, to the Portfolio in terms of relevant criteria as appropriate (the “Expense Peer Group”2); and

•	the funds within the broad category of funds to which the Portfolio has been assigned by Morningstar, Inc., an independent third party service that ranks and rates funds (“Morningstar”), with certain exclusions as specified by Strategic Insight (the “Expense Category”).

Representatives of the Investment Manager discussed the results of the Strategic Insight advisory fee and net expense ratio compar-

Annual Report  129

isons with the Board. For the Emerging Markets Debt Portfolio, the Investment Manager proposed to lower the fee in the Management Agreement by 0.05%, with no diminution in services thereunder, and to lower the current expense limitation by 0.10%. After giving effect to the proposed advisory fee and expense limitation reductions, the results of the Strategic Insight comparisons showed that the advisory fees and net expense ratios of the Portfolios were generally competitive within each Portfolio’s respective Expense Peer Group. The Board considered the comparisons, additional perspectives in information prepared by, and in discussions with, representatives of the Investment Manager and that the Investment Manager continues to voluntarily enter into expense limitation agreements for all of the Portfolios, pursuant to which the Investment Manager was currently waiving advisory fees and/or reimbursing expenses.

Other Accounts Advisory Fee Comparisons. The Board also considered the actual advisory fees paid to the Investment Manager by other accounts of the Investment Manager that are comparable to each Portfolio in terms of investment objectives, strategies and policies, if any (including other investment companies and other pooled investment vehicles, “Other Accounts”). Representatives of the Investment Manager discussed the nature of the Other Accounts and the significant differences in services provided by the Investment Manager to the different types of Other Accounts as compared to the services provided to the Portfolios. The Board considered the relevance of the fee information provided for Other Accounts, in light of the Investment Manager’s discussion of the significant differences in services provided, to evaluate the advisory fees of the relevant Portfolios.

Strategic Insight Performance Comparisons. The Board reviewed information prepared by Strategic Insight including, among other information, each Portfolio’s performance for the one-, three-, five- and ten-year periods ended March 31, 2020, as applicable, compared to performance for the same time periods of:

•	a group of funds not advised by the Investment Manager selected by Strategic Insight as comparable, for performance

130  Annual Report

comparison purposes, to the Portfolio in terms of relevant criteria as appropriate (the “Performance Peer Group”);

•	the funds within the broad category of funds to which the Portfolio has been assigned by Morningstar (the “Performance Category”); and

•	the Portfolio’s benchmark index.

When evaluating the performance of each Portfolio, the Board considered Strategic Insight’s performance analysis along with other information provided by the Investment Manager, including additional information regarding performance expectations, as well as additional perspectives in information prepared by, and in discussions with, representatives of the Investment Manager. The Board also received and would continue to receive regular updates and/or additional information from the Investment Manager in respect of Portfolios with relative underperformance or Portfolios which otherwise are not performing in accordance with expectations, as well as any other Portfolios for which the Board requested additional information.

Investment Manager Profitability and Economies of Scale
The Board reviewed information prepared by the Investment Manager for each Portfolio concerning the estimated profitability percentage of the Management Agreement to the Investment Manager and its affiliates for the calendar year ended December 31, 2019 and the Investment Manager’s cost allocation methodology to compute an estimate of each Portfolio’s costs to the Investment Manager. The Investment Manager’s representatives stated that neither the Investment Manager nor its affiliates receive any significant benefits from the Investment Manager acting as investment manager to the Portfolios. The representatives of the Investment Manager reminded the Board that the Investment Manager is continuing to support distribution relationships through direct payments from its or its affiliates’ own resources to third parties in connection with distribution and shareholder servicing and/or administrative and recordkeeping services, and noted that the Fund does not bear any related costs other than the 0.25% 12b-1

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fee pursuant to the Distribution and Servicing Plan adopted for the Portfolios’ Open Shares.

The profitability percentages were within ranges determined by relevant court cases not to be so disproportionately large that they bore no reasonable relationship to the services rendered. The Board (1) considered the Investment Manager’s estimated profitability with respect to each Portfolio as part of their evaluation of the Portfolio’s fee under the Management Agreement, considered in relation to the mix of services provided by the Investment Manager (including the nature, extent and quality of such services), and (2) evaluated the profitability in light of the relevant circumstances for each Portfolio. Representatives of the Investment Manager and the Board discussed ways economies of scale could be realized and how they could be shared, including the Investment Manager’s reinvestment of profits back into its business, waiving or reducing Portfolio management fees and/or reimbursing expenses, adding discounts to a Portfolio’s management fee schedule as a Portfolio’s assets increase or by instituting management fees at inception that account for future scale. As the assets of each Portfolio were either generally stable or decreasing over the past calendar year, or had not reached a significant size, the potential that the Investment Manager may have realized any material economies of scale was reduced.

Conclusions and Determinations

At the conclusion of these discussions, the Board expressed the opinion that it had been furnished with such information as may reasonably be necessary to make an informed business decision with respect to evaluation of the renewal of the Management Agreement. Based on its discussions and considerations as described above, with the assistance of independent legal counsel and in the exercise of its business judgment, the Board made the following conclusions and determinations.

•	The Board concluded that the nature, extent and quality of the services provided by the Investment Manager are adequate and appropriate, noting the benefits of the significant services and

132  Annual Report

infrastructure associated with an approximately $193 billion global asset management business.

•	The Board concluded that each Portfolio’s fee paid to the Investment Manager was appropriate under the circumstances and in light of the factors and the totality of the services provided.

•	The Board, after considering the information provided and the totality of the relevant circumstances for each Portfolio, concluded that the investment performance of each Portfolio was acceptable or that, for any Portfolios that were not performing in accordance with expectations, the Board accepted that the Investment Manager was taking steps intended to improve performance and the Board would continue to monitor performance.

•	The Board recognized that economies of scale may be realized, particularly as the assets of the Portfolios increase and determined that it would continue to consider potential material economies of scale.

In evaluating the Management Agreement, the Board relied on the information described above, in addition to information provided by the Investment Manager throughout the year relating to the operations of the Fund and the investment management and other services provided under the Management Agreement, including information on the investment performance of the Portfolios in comparison to similar mutual funds and benchmark performance indices over various time periods; general market outlook as applicable to the Portfolios; and compliance reports. The Board also relied on its previous knowledge, gained through meetings and other interactions with the Investment Manager, of the Investment Manager and the services provided to the Fund by the Investment Manager. The Board considered these conclusions and determinations in their totality and determined to approve the Fund’s Management Agreement (as proposed to be revised, as applicable) for each Portfolio. In deciding whether to vote to approve the Management Agreement for each Portfolio, each Director may have accorded different weights to different factors so that each Director may have had a different basis for his or her decision.

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Statement Regarding Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “LRMP”) pursuant to the requirements of Rule 22e-4 under the 1940 Act, which requires registered open-end funds (other than money market funds) to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage fund liquidity risk. The rule is designed to promote effective liquidity risk management throughout the open-end fund industry, thereby reducing liquidity risk—i.e., the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund.

Pursuant to the requirements of Rule 22e-4, the LRMP is required to include policies and procedures reasonably designed to incorporate the following elements, and the LRMP complies with these requirements: (1) assessment, management and periodic review of liquidity risk; (2) classification of each Portfolio’s investments into one of the four liquidity categories in Rule 22e-4; (3) if the Portfolio does not primarily hold assets that are considered highly liquid investments (cash and other investments reasonably expected to be convertible into cash in current market conditions in three business days or less without the conversion into cash significantly changing the market value of the investment), determination of a “highly liquid investment minimum” (as defined in Rule 22e-4 and in the LRMP, the “HLIM”) and compliance with additional related requirements; (4) prohibition on the acquisition of any “illiquid investment” (as defined in Rule 22e-4) if immediately after the acquisition the Portfolio would have invested more than 15% of its net assets in illiquid investments (or such lower percentage that may have been adopted by a Portfolio); and (5) if the Portfolios reserve the right to engage in redemptions in-kind, establishment of policies and procedures regarding how and when the Portfolios will engage in such redemptions in-kind. There have been no material changes to the LRMP since it was initially approved by the Board.

The Board has approved the Investment Manager to administer the LRMP (the “Program Administrator”). As Program Administrator, the Investment Manager delegates the day-to-day activities required by the LRMP to a Liquidity Committee comprised of

134  Annual Report

various Fund officers and groups within the Investment Manager (the “Liquidity Committee”), and the Liquidity Committee seeks assistance from and works together with other groups within the Investment Manager in effectuating the requirements of the LRMP as necessary. In addition, the Fund has contracted with a third party liquidity assessment vendor to support the classification of Portfolio investments.

Pursuant to the requirements of Rule 22e-4, the Board must review, no less frequently than annually, a written report prepared by the Program Administrator that addresses the operation of the program and assesses its adequacy and effectiveness of implementation, including, if applicable, the operation of the HLIM, and any material changes to the program. The Board received a written report in June 2020 (the “Annual Report”).

The Annual Report states that the Investment Manager, as the Program Administrator, acting primarily through the Liquidity Committee, has assessed the operation of the LRMP and believes that the LRMP is reasonably designed to assess and manage the Portfolios’ liquidity risk and is adequate and effective in its implementation. The Program Administrator and the Liquidity Committee initially determined that each Portfolio primarily holds assets that are highly liquid investments, and the Annual Report states that this determination continues to be maintained so that no Portfolio needs to maintain a HLIM. In addition, the Annual Report states that, since the LRMP was implemented, no Portfolio has breached its limit on illiquid investments.

Annual Report  135

NOTES

The Lazard Funds, Inc.

30 Rockefeller Plaza

New York, New York 10112-6300

Telephone: 800-823-6300

www.lazardassetmanagement.com

Investment Manager

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112-6300

Telephone: 800-823-6300

Distributor

Lazard Asset Management Securities LLC

30 Rockefeller Plaza

New York, New York 10112-6300

Custodian

State Street Bank and Trust Company

One Iron Street

Boston, Massachusetts 02210-1641

Transfer Agent and Dividend Disbursing Agent

DST Asset Manager Solutions, Inc.

2000 Crown Colony Drive

Quincy, Massachusetts 02169-0953

Telephone: 617-483-7000

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, New York 10112-0015

Legal Counsel

Proskauer Rose LLP

Eleven Times Square

New York, New York 10036-8299

www.proskauer.com

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardassetmanagement.com

Performance information as of the most recent month end is available online at www.lazardassetmanagement.com. LZDPS026

Lazard Funds

Annual Report

December 31, 2020

Multi-Asset Funds

Lazard Global Dynamic Multi-Asset Portfolio
Lazard Opportunistic Strategies Portfolio
Lazard Real Assets Portfolio

The Lazard Funds, Inc. Table of Contents

2	A Message from Lazard (unaudited)
4	Investment Overviews (unaudited)
9	Performance Overviews (unaudited)
13	Information About Your Portfolio’s Expenses (unaudited)
15	Portfolio Holdings Presented by Asset Class/Sector
16	Portfolios of Investments
16	Lazard Global Dynamic Multi-Asset Portfolio
41	Lazard Opportunistic Strategies Portfolio
43	Lazard Real Assets Portfolio
54	Notes to Portfolios of Investments
58	Statements of Assets and Liabilities
60	Statements of Operations
62	Statements of Changes in Net Assets
66	Financial Highlights
73	Notes to Financial Statements
106	Report of Independent Registered Public Accounting Firm
109	Board of Directors and Officers Information (unaudited)
112	Tax and Other Information (unaudited)

Please consider a Portfolio’s investment objective, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc. (the “Fund”), you may obtain a prospectus or a Portfolio’s summary prospectus by calling 800-823-6300, or online, at www.lazardassetmanagement.com. Read the prospectus or the Portfolio’s summary prospectus carefully before you invest. The prospectus and a Portfolio’s summary prospectus contain the investment objective, risks, charges, expenses and other information about the Portfolio, which are not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Annual Report   1

The Lazard Funds, Inc. A Message from Lazard (unaudited)

Dear Shareholder,

As 2020 began, the outbreak of a novel coronavirus (“COVID-19”) turned into a fast-spreading pandemic, rattling global markets. Worldwide lockdowns led to a severe equity market sell-off in February and March, as well as a sharp decline in oil markets. By the conclusion of the year, COVID-19 continued to wreak havoc across much of the world, but many global equity markets closed 2020 near all-time highs. Markets generally rose steadily after the selloff on the back of unprecedented support from global central banks and government treasuries and the introduction of several promising vaccines.

In the United States, Democrats won control of the White House and Congress in November elections. The US equity market closed 2020 near an all-time peak, and nominal yields in various US fixed income market segments closed at or near all-time lows, fueled by trillions of dollars in monetary and fiscal stimulus.

COVID-19 also severely debilitated economic activity in the emerging markets, but the recovery in emerging markets equities that began in late March picked up steam in the fourth quarter thanks to vaccine breakthroughs and the US election outcome. As a result, the MSCI Emerging Markets® Index outperformed global developed markets equities in 2020.

In Europe, interest rates have never been as low, and central bank balance sheets have never been as inflated, as they were at year-end. With an agreement now in place for the exit of the United Kingdom from the European Union, the years-long “Brexit” saga may be one less uncertainty the market has to grapple with in the year ahead.

As we write, many countries are facing record levels of new COVID-19 infections, spurring renewed economic lockdowns and increasing the risk that many companies, particularly small businesses, might not make it to the other side of this pandemic. Were that to happen, it could send a negative signal to markets

2   Annual Report

equal and opposite to the positive news of the vaccines toward the end of the last year. Investors face a timing conundrum, but it could well be darkest before the dawn.

Despite these challenges, we are optimistic for 2021 and believe that as the world does eventually return to something like the pre-pandemic days, fundamental analysis and stock selection will be crucial drivers for performance. We are privileged that you have turned to Lazard for your investment needs and value your continued confidence in our investment management capabilities. We continue to strive for the long-term patterns of performance pursued by the various investment strategies employed.

Sincerely,

Lazard Asset Management LLC

Annual Report   3

Lazard Retirement Series, Inc. Investment Overviews (unaudited)

Multi-Asset

As 2020 began, our concern for the developing global health emergency was the new uncertainty it generated, causing immediate, substantial declines in economic activity in China and across Asia. This would potentially wreak havoc among many companies’ supply and distribution chains. We added to defensive positioning across strategies as the World Health Organization declared COVID-19 a pandemic in March, coincident as it was with the spat between Russia and Saudi Arabia that sent oil and the commodity complex severely negative. Prospects for a recession increased dramatically, and the spike in volatility forced many multi-asset strategies into very defensive configurations, including the deployment into cash in some instances.

We began to view markets in the context of three points of a risk-reward triangle: the behavior of the virus; monetary actions to provide liquidity and support for certain market segments; and fiscal actions to support household and business sectors. After peak market volatility in March, portfolios unwound extreme defensive positions to lessen tracking error in a potential recovery. This came faster than expected for risk markets in April, driven largely by US retail investor buying of equities and specifically technology and other companies that were perceived as being “COVID beneficiaries.” Credit spreads also tightened after the Fed took the unprecedented step of extending its quantitative easing buying program to non-investment grade corporate bonds.

Differentiation in regional performance became a feature in the second quarter, as Asia (in particular China,Taiwan and South Korea) appeared to have had a more effective policy response to the virus than other countries, thus avoiding prolonged lockdowns. China was also assisted by an explosion of exports of locally manufactured personal protective equipment to all countries. More value-added electronics exports from North Asia also grew on the back of new equipment sales as workforces isolated and worked from home.

Equity markets suffered volatility in September as volatility increased and retail investors were disappointed that Tesla was not

4   Annual Report

included in the S&P 500 Index. Nervousness ahead of the US election then turned into optimism when a Democratic president was elected and the Democrats effectively took control of the Senate. The announcement of the first successful vaccine a week after the election prompted a seismic factor rotation from momentum to deep value investments as previously out-of-favor industries like transport and hospitality rallied from distressed levels. Multi-asset portfolios layered-in more equity beta and commodities exposure in September and around the US presidential election, due to the increased probability of a rally in cyclical markets and stocks. High yield and emerging markets debt spreads also tightened dramatically. Industrial metals and agricultural commodities rose on China demand and El-Nino-driven supply constraints, respectively, to also finish the year with strong rallies.

Lazard Global Dynamic Multi-Asset Portfolio

For the year ended December 31, 2020, the Lazard Global Dynamic Multi-Asset Portfolio’s Institutional Shares posted a total return of 1.00%, while Open Shares posted a total return of 0.84%, as compared with the 15.90% return for the MSCI World Index and 13.21% return of its blended benchmark, which is a 50/50 blend of the MSCI World Index and Bloomberg Barclays Global Aggregate® Index (the “GDMA Index”).

In terms of asset allocation, the Portfolio’s average overweight in fixed income as opposed to equities, when compared with the GDMA Index, detracted from performance for the year.

Specifically, as a targeted volatility strategy, the sustained high market volatility environment throughout the second quarter forced the strategy to maintain a 60% weighting to fixed income. In addition, a 20% cash allocation that had protected capital well in March was only gradually unwound in April for the same reason, providing a drag on performance as equity markets rallied strongly that month. Quantitative and managed volatility equity strategies also generally underperformed equity benchmarks over the year, in particular during the strong momentum rallies of April and August, and also in the deep value rally of November. The investment

Annual Report   5

process of these diversified strategies is not designed to take positions in stocks with these characteristics.

Stock selection in the materials and health care sectors added value, as did an overweight exposure to the healthcare sector and underweight exposure to energy and financials. By country, stock selection in Australia, Sweden, Switzerland, and Denmark helped performance, as did underweight exposure to France. In contrast, stock selection in the consumer discretionary, communication services, information technology, and real estate sectors hurt performance. Underweight exposure to the information technology and consumer discretionary sectors and overweight exposure to consumer staples also detracted. Country detractors were driven by stock selection in the United States, Japan, Netherlands, Israel, and Canada, as well as by overweight exposure to Canada.

Within fixed income, overweight duration contributions in Australia, Canada, Norway, New Zealand, Chile, and the United States and underweight duration contribution in China and Japan helped. Also contributing were overweight exposures to Canadian Provincials, Australian and New Zealand semi-governments, Norwegian government related bonds and the Portfolio’s addition of US dollar-denominated investment grade corporate bonds during the second and third quarter. An overweight exposure to the information technology sector, open exposures in Australian dollars and Japanese yen and an underweight to the Russian ruble also boosted performance. In contrast, underweight duration contributions in the eurozone and overweight to the Czech Republic and Hungary detracted from performance, as did the Portfolio’s underweight positioning to the euro and overweight to Swiss franc, Czech koruna, Hungarian forint, and Polish zloty.

Lazard Opportunistic Strategies Portfolio

For the year ended December 31, 2020, the Lazard Opportunistic Strategies Portfolio’s Institutional Shares posted a total return of 9.47%, while Open Shares posted a total return of 9.25%, as compared with the 15.90% return for the MSCI World Index and

[1]	The Global Asset Allocation Blended Index is a blended index constructed by the Portfolio’s Investment Manager, composed 60% MSCI World Index and 40% Barclays Capital US Aggregate Bond® Index, rebalanced quarterly.

6   Annual Report

14.02% return for the Global Asset Allocation Blended Index.[1] The Portfolio’s investments generally are categorized by the Investment Manager as falling within the following three categories: trending, diversifying assets, and contrarian assets.

Trending investments, which represented 44% of the Portfolio at year end, outperformed both the Global Asset Allocation Blended Index and the MSCI World Index. Positions in US large cap companies, and investments in the technology and healthcare sectors were the largest contributors, while exposures to the emerging markets and industrials sectors detracted during the period.

Diversifying investments, which represented 41% of the Portfolio at the end of the year, underperformed US fixed income, as represented by the Bloomberg Barclays US Aggregate Bond Index and underperformed the Global Asset Allocation Blended Index. Exposure to intermediate-term Treasuries and US consumer staples were most additive to performance, while exposures to intermediate-term corporate bonds detracted.

Contrarian investments, which represented 15% of the Portfolio at year end, underperformed both the Global Asset Allocation Blended Index and the MSCI World Index. Exposure to US large cap value and European equities contributed, while exposure to small and mid-cap value detracted from performance.

Lazard Real Assets Portfolio

For the year ended December 31, 2020, the Lazard Real Assets Portfolio’s Institutional Shares posted a total return of 0.61%, while Open Shares posted a total return of 0.33%, as compared with the -4.19% return for the Real Assets Index and 15.90% return for the MSCI World Index.

Stocks in the ‘Pricing Power Equity’ asset class, which are companies that we believe can pass through input costs directly to customers, detracted from performance. Favorable contributions from consumer staples and healthcare sectors were offset by weaker performances from the industrial, consumer discretionary, and financial sectors.

Annual Report   7

Listed infrastructure stocks contributed positively to the Portfolio. US freight railroads CSX and Norfolk Southern were among the top contributors. By contrast, Italian toll road and airport operator Atlantia, along with German airport operator Fraport, hurt performance as the pandemic impacted travel and transportation.

Real estate equities had a slightly negative impact in the aggregate. Retail and hotel REITs were negatively impacted by the pandemic, while warehouse and storage REITs were beneficiaries.

Global inflation-linked bonds contributed positively to performance. Overweight exposure to bonds in New Zealand and Canada added value, as did currency exposure to the Australian and New Zealand dollar and the euro. In contrast, duration underweight on the USD curve and underweight country exposure to Germany and the UK hurt performance.

Commodities exposure slightly added value during the period. Exposure to gold, silver, and soybeans contributed positively. On the other hand, exposure to crude oil held back returns. Commodity-related equities hurt performance in aggregate. Canadian minerTeck Resources and US oil refiner Marathon Petroleum were among the largest detractors, while US-based agribusiness Bunge was among the top contributors within commodity-related equities.

The Portfolio uses forward currency contracts opportunistically and for hedging purposes. The impact of these instruments was negative during the period. Within commodities, the Portfolio uses futures and total return swaps to gain exposure to these assets. The combined impact of these instruments was slightly negative during the period.

8   Annual Report

The Lazard Funds, Inc. Performance Overviews (unaudited)

Lazard Global Dynamic Multi-Asset Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Global Dynamic Multi-Asset Portfolio, the MSCI® World Index and the GDMA Index*

Average Annual Total Returns*

Periods Ended December 31, 2020

	One	Since
	Year	Inception	†
Institutional Shares**	1.00%	6.77%
Open Shares**	0.84%	6.49%
MSCI World Index	15.90%	12.88%
GDMA Index	13.21%	8.61%

†	The inception date for the Portfolio was May 27, 2016.

Lazard Opportunistic Strategies Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Opportunistic Strategies Portfolio, the MSCI World Index and the Global Asset Allocation Blended Index*

Average Annual Total Returns*

Periods Ended December 31, 2020

	One	Five	Ten
	Year	Years	Years
Institutional Shares**	9.47%	6.42%	4.97%
Open Shares**	9.25%	6.15%	4.61%
MSCI World Index	15.90%	12.19%	9.87%
Global Asset Allocation Blended Index	14.02%	9.47%	7.78%

Annual Report   9

Lazard Real Assets Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Real Assets Portfolio, the MSCI World Index, the Real Assets Index*, the Real Assets Custom Index* and the Real Assets Linked Custom Index*

Average Annual Total Returns*

Periods Ended December 31, 2020

	One	Since
	Year	Inception	†
Institutional Shares**	0.61%	4.36%
Open Shares**	0.33%	4.04%
MSCI World Index	15.90%	13.40%
		(Institutional
		Shares)
		13.05%
		(Open Shares)
Real Assets Index	–4.19%	4.52%
Real Assets Custom Index	2.25%	6.35%
		(Institutional
		Shares)
		6.27%
		(Open Shares)
Real Assets Linked Custom Index	1.92%	6.26%
		(Institutional
		Shares)
		6.18%
		(Open Shares)

†	The inception date for the Institutional Shares was December 30, 2016 and for the Open Shares was January 9, 2017.

Notes to Performance Overviews:

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”), State Street Bank and Trust Company, the Fund’s administrator (“State Street”), or DST Asset Manager Solutions, Inc., the Fund’s transfer agent and dividend disbursing agent (“DST”); without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

10   Annual Report

Performance results do not include adjustments made for financial reporting purposes in accordance with US Generally Accepted Accounting Principles (“GAAP”), if any, and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated, there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The indices are unmanaged, have no fees or costs and are not available for investment.

The MSCI World Index is a free-float-adjusted market capitalization index that is designed to measure global developed markets equity performance. The MSCI World Index consists of 23 developed markets country indices.

The GDMA Index is a blended index constructed by the Investment Manager that is comprised of 50% MSCI World Index and 50% Bloomberg Barclays Global Aggregate® Index and is rebalanced monthly. The Bloomberg Barclays Global Aggregate Index provides a broad-based measure of global investment-grade fixed-income debt markets, including government-related debt, corporate debt, securitized debt and global Treasury.

The Global Asset Allocation Blended Index is a blended index constructed by the Investment Manager that is comprised of 60% MSCI World Index and 40% Bloomberg Barclays US Aggregate Index and is rebalanced quarterly. The Bloomberg Barclays US Aggregate Index covers the investment-grade, US dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities, with maturities of no less than one year.

The Real Assets Index is an index constructed by the Investment Manager that is comprised of 33.3% MSCI World Core Infrastructure USD Hedged Index, 33.3% MSCI ACWI IMI Core Real Estate Index, and 33.3% Bloomberg Barclays Commodity Total Return Index. The Real Assets Index was constructed by the Investment Manager for comparison to the performance of the Lazard Real Assets Portfolio pursuant to its investment strategy effective September 1, 2020. The Real Assets Index will replace the Real Assets Custom Index, which was created by the Investment Manager for comparison to the Portfolio’s performance pursuant to its investment strategy prior to September 1, 2020.

The Real Assets Custom Index is an unmanaged index created by the Investment Manager, and is comprised of 20% MSCI World Index, 20% MSCI World Core Infrastructure USD Hedged Index (the “Infrastructure Index”), 20% MSCI ACWI IMI Core Real Estate Index, 20% Bloomberg Commodity Total Return Index and 20% Bloomberg Barclays World Government Inflation-Linked 1–10 Year USD Hedged Index. The Infrastructure Index captures large and mid-cap securities across the 23 developed

Annual Report   11

market countries of the MSCI World Index and is designed to represent the performance of listed companies within the developed markets that are engaged in core industrial infrastructure activities. Note that the Investment Manager invests in a range of companies globally, not specifically developed markets countries. The MSCI ACWI IMI Core Real Estate Index is a free float-adjusted market capitalization index that consists of large, mid and small-cap stocks across 23 developed markets and 26 emerging markets countries engaged in the ownership, development and management of specific core property type real estate. The index excludes companies, such as real estate services and real estate financing companies, that do not own properties. The Bloomberg Commodity Total Return index is composed of futures contracts and reflects the returns on a fully collateralized investment in the Bloomberg Commodity Indices (the “BCOM”). This combines the returns of the BCOM with the returns on cash collateral invested in 13 week (3 Month) U.S. Treasury Bills. The Bloomberg Barclays World Government Inflation-Linked Bond 1–10 Year Index measures the performance of investment grade, government inflation-linked debt from 12 different developed market countries.

The Real Assets Linked Custom Index shown in the table is an unmanaged index created by the Investment Manager, which links the performance of the Real Assets Custom Index for periods through August 31, 2020 (after which the Portfolio’s investment strategy changed) and the Real Assets Index for periods thereafter.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

12   Annual Report

The Lazard Funds, Inc.

Information About Your Portfolio’s Expenses (unaudited)

Expense Example

As a shareholder in a Portfolio, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from July 1, 2020 through December 31, 2020 and held for the entire period.

Actual Expenses

For each share class of the Portfolios, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each share class of the Portfolios, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Annual Report   13

Portfolio	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20	Annualized Expense Ratio During Period 7/1/20 - 12/31/20

Global Dynamic Multi-Asset
Institutional Shares
Actual	$1,000.00	$1,123.60	$4.80	0.90%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.61	$4.57	0.90%
Open Shares
Actual	$1,000.00	$1,123.00	$6.14	1.15%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.36	$5.84	1.15%

Opportunistic Strategies†
Institutional Shares
Actual	$1,000.00	$1,094.70	$5.42	1.03%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.96	$5.23	1.03%
Open Shares
Actual	$1,000.00	$1,094.70	$6.74	1.28%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.70	$6.50	1.28%

Real Assets
Institutional Shares
Actual	$1,000.00	$1,106.50	$4.39	0.83%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.96	$4.22	0.83%
Open Shares
Actual	$1,000.00	$1,105.00	$5.71	1.08%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.71	$5.48	1.08%

*	Expenses are equal to the annualized expense ratio, net of expenses waivers and reimbursements, of each share class multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).
†	The expense ratios include broker expense and dividend expense on securities sold short.

14  Annual Report

The Lazard Funds, Inc.

Portfolio Holdings Presented by Asset Class/Sector December 31, 2020

Asset Class/Sector*	Lazard Global Dynamic Multi-Asset Portfolio	Lazard Real Assets Portfolio

Equity
Communication Services	6.6%	1.5%
Consumer Discretionary	10.8	1.0
Consumer Staples	8.0	0.4
Energy	0.9	—
Financials	10.5	—
Health Care	9.0	—
Industrials	8.2	15.4
Information Technology	12.2	—
Materials	2.0	1.4
Real Estate	1.3	31.8
Utilities	1.2	17.7
Exchange Traded Funds	—	5.9
Sovereign Debt	27.5	—
US Municipal Bonds	0.7	—
US Treasury Securities	0.5	—
Short-Term Investments	0.6	24.9
Total Investments	100.0%	100.0%

Asset Class/Sector*	Lazard Opportunistic Strategies Portfolio

Equity†
Communication Services	3.8%
Consumer Discretionary	4.9
Consumer Staples	7.4
Energy	1.0
Financials	5.3
Health Care	11.5
Industrials	10.3
Information Technology	15.2
Materials	1.7
Real Estate	1.1
Utilities	1.5
Fixed Income	30.1
Short-Term Investments	6.2
Total Investments	100.0%

*	Represents percentage of total investments.
†	Equity sector breakdown is based upon the underlying holdings of exchange-traded funds held by the Portfolio.

Annual Report  15

The Lazard Funds, Inc. Portfolios of Investments

December 31, 2020

Description	Shares	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio

Common Stocks | 48.2%

Australia | 0.9%
AGL Energy, Ltd.	2,587	$23,853
Ansell, Ltd.	367	9,859
Charter Hall Group REIT	3,088	35,049
CSL, Ltd.	52	11,362
Fortescue Metals Group, Ltd.	11,590	209,551
Goodman Group REIT	2,026	29,554
Nine Entertainment Co. Holdings, Ltd.	28,647	51,281
Santos, Ltd.	7,102	34,347
Stockland REIT	26,988	87,055
		491,911
Belgium | 0.0%
Etablissements Franz Colruyt NV	210	12,442
Telenet Group Holding NV	249	10,681
		23,123
Canada | 1.7%
CAE, Inc.	9,188	254,875
Canadian National Railway Co.	1,701	186,855
Constellation Software, Inc.	9	11,687
Dollarama, Inc.	796	32,443
Empire Co., Ltd., Class A	782	21,373
George Weston, Ltd.	108	8,067
Linamar Corp.	1,537	81,408
Magna International, Inc.	909	64,349
Quebecor, Inc., Class B	1,242	31,965
Rogers Communications, Inc., Class B	663	30,866
TFI International, Inc.	1,783	91,790
The Toronto-Dominion Bank	3,006	169,599
Topicus.com, Inc. (*)	16	60
		985,337
Denmark | 0.4%
Coloplast A/S, Class B	247	37,732
Novo Nordisk A/S, Class B	809	56,586
Vestas Wind Systems AS ADR	1,993	155,913
		250,231

The accompanying notes are an integral part of these financial statements.

16  Annual Report

Description	Shares	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Finland | 0.2%
Elisa Oyj	196	$10,699
Neste Oyj	233	16,832
Valmet Oyj	2,396	68,499
		96,030
France | 1.2%
Carrefour SA	157	2,692
Cie de Saint-Gobain (*)	1,176	53,923
Cie Generale des Etablissements Michelin SCA	561	$71,998
LVMH Moet Hennessy Louis Vuitton SA ADR	1,156	144,188
Orange SA	1,947	23,172
Pernod Ricard SA ADR	3,574	137,063
Peugeot SA (*)	890	24,357
Schneider Electric SE	1,046	151,299
Societe Generale SA (*)	2,864	59,664
Veolia Environnement SA	1,234	30,190
		698,546
Germany | 0.9%
Daimler AG	174	12,286
Deutsche Bank AG (*)	5,791	63,047
Merck KGaA Sponsored ADR	3,982	136,861
Symrise AG ADR	4,202	139,780
TeamViewer AG ADR (*)	5,503	152,708
		504,682
Hong Kong | 0.6%
AIA Group, Ltd. Sponsored ADR	5,245	257,687
CK Hutchison Holdings, Ltd.	4,000	27,933
CLP Holdings, Ltd.	1,500	13,886
Hysan Development Co., Ltd.	3,000	11,034
Jardine Matheson Holdings, Ltd.	200	11,201
Sun Hung Kai Properties, Ltd.	3,000	38,731
		360,472
Israel | 0.0%
Bezeq The Israeli Telecommunication Corp., Ltd. (*)	6,013	6,039
Plus500, Ltd.	486	9,640
		15,679

The accompanying notes are an integral part of these financial statements.

Annual Report  17

Description	Shares	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Japan | 3.9%
AGC, Inc.	300	$10,477
Ajinomoto Co., Inc.	1,100	24,928
Chubu Electric Power Co., Inc.	1,400	16,857
Credit Saison Co., Ltd.	4,300	49,936
Dai-ichi Life Holdings, Inc.	4,400	66,836
Daito Trust Construction Co., Ltd.	155	14,497
Daiwa Securities Group, Inc.	4,900	22,348
DCM Holdings Co., Ltd.	2,100	23,938
Dip Corp.	800	21,409
East Japan Railway Co.	500	33,470
Electric Power Development Co., Ltd.	4,500	62,406
ENEOS Holdings, Inc.	6,900	24,806
Fuji Media Holdings, Inc.	700	7,472
FUJIFILM Holdings Corp.	200	10,548
Hokkaido Electric Power Co., Inc.	9,700	35,285
Hokuriku Electric Power Co.	4,200	27,571
Inpex Corp.	8,500	45,934
ITOCHU Corp.	600	17,281
Japan Logistics Fund, Inc. REIT	6	17,695
Japan Petroleum Exploration Co., Ltd.	1,400	25,454
Japan Post Bank Co., Ltd.	4,600	38,001
Japan Post Holdings Co., Ltd.	2,200	17,139
K’s Holdings Corp.	800	11,127
KDDI Corp.	1,400	41,576
Kureha Corp.	300	21,171
Kyudenko Corp.	300	9,688
McDonald’s Holdings Co. Japan, Ltd.	800	38,742
Mizuho Financial Group, Inc.	15,980	203,699
MS&AD Insurance Group Holdings, Inc.	700	21,344
NEC Corp.	200	10,709
Nintendo Co., Ltd. ADR	3,028	243,815
Nippon Yusen KK	1,900	44,327
Nishi-Nippon Financial Holdings, Inc.	3,700	23,854
Nitto Denko Corp.	500	44,897
Nomura Real Estate Holdings, Inc.	3,800	84,526

The accompanying notes are an integral part of these financial statements.

18  Annual Report

Description	Shares	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Obayashi Corp.	1,200	$10,395
Ono Pharmaceutical Co., Ltd.	1,100	33,151
Osaka Gas Co., Ltd.	1,200	24,582
Rengo Co., Ltd.	1,200	10,052
Sankyo Co., Ltd.	400	10,822
Secom Co., Ltd.	200	18,466
Sekisui House, Ltd.	1,300	26,486
Seven & I Holdings Co., Ltd.	4,400	156,251
Shikoku Electric Power Co., Inc.	4,600	30,116
Shimano, Inc. ADR	6,413	150,897
Softbank Corp.	2,100	26,327
Sumitomo Mitsui Trust Holdings, Inc.	300	9,302
Sumitomo Osaka Cement Co., Ltd.	900	26,417
Sumitomo Realty & Development Co., Ltd.	900	27,809
Taiheiyo Cement Corp.	2,200	55,349
Teijin, Ltd.	700	13,199
The Chiba Bank, Ltd.	2,100	11,581
The Gunma Bank, Ltd.	10,100	31,329
The Hachijuni Bank, Ltd.	3,300	11,047
The Kansai Electric Power Co., Inc.	4,700	44,692
The Shizuoka Bank, Ltd.	1,500	11,049
Tohoku Electric Power Co., Inc.	8,500	70,445
Trend Micro, Inc. (*)	200	11,514
Yamaha Motor Co., Ltd.	1,200	24,538
		2,259,579
Macau | 0.3%
Sands China, Ltd. ADR	3,713	161,998

Netherlands | 1.1%
Flow Traders	435	14,380
Koninklijke Ahold Delhaize NV	1,307	36,910
Koninklijke KPN NV	4,177	12,664
NN Group NV	916	40,073
NXP Semiconductors NV	1,110	176,501
Wolters Kluwer NV Sponsored ADR	4,276	358,927
		639,455

The accompanying notes are an integral part of these financial statements.

Annual Report  19

Description	Shares	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

New Zealand | 0.0%
Fisher & Paykel Healthcare Corp., Ltd. Class C	1,061	$25,196

Norway | 0.1%
Orkla ASA	5,657	57,394
Telenor ASA	735	12,448
Yara International ASA	238	9,880
		79,722
Singapore | 0.1%
AEM Holdings, Ltd.	15,400	40,364
Singapore Exchange, Ltd.	3,300	23,226
		63,590
Spain | 0.3%
Corporacion Financiera Alba SA	66	3,142
Iberdrola SA	1,752	25,056
Industria de Diseno Textil SA ADR	8,288	132,940
		161,138
Sweden | 1.1%
Assa Abloy AB ADR	9,660	118,818
Axfood AB	969	22,586
Epiroc AB ADR	13,588	247,030
Hexagon AB ADR	2,501	226,716
Husqvarna AB, B Shares	879	11,371
Lundin Energy AB	904	24,411
Swedish Match AB	172	13,361
		664,293
Switzerland | 0.8%
ABB, Ltd. Sponsored ADR	6,527	182,495
Credit Suisse Group AG	7,969	102,518
Novartis AG	231	21,818
Roche Holding AG	200	69,782
Swisscom AG	55	29,628
Tecan Group AG	41	20,132
UBS Group AG	660	9,231
		435,604

The accompanying notes are an integral part of these financial statements.

20  Annual Report

Description	Shares	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

United Kingdom | 3.5%
Barclays PLC (*)	31,156	$62,530
Coca-Cola European Partners PLC	3,123	155,619
Diageo PLC Sponsored ADR	2,053	326,037
GlaxoSmithKline PLC	699	12,808
J Sainsbury PLC	13,513	41,687
John Wood Group PLC (*)	5,635	23,924
National Grid PLC	1,703	20,284
Prudential PLC ADR	6,039	223,020
RELX PLC Sponsored ADR	9,650	237,969
Rio Tinto PLC Sponsored ADR	1,832	137,803
Rio Tinto, Ltd.	266	23,364
Standard Chartered PLC (*)	24,425	156,621
Tesco PLC Sponsored ADR	27,395	264,907
Unilever PLC Sponsored ADR	5,295	319,606
Vodafone Group PLC	10,031	16,508
		2,022,687
United States | 31.1%
3M Co.	72	12,585
AbbVie, Inc.	1,199	128,473
Accenture PLC, Class A	1,422	371,441
Activision Blizzard, Inc.	118	10,956
Adobe, Inc. (*)	192	96,023
Advanced Micro Devices, Inc. (*)	423	38,793
AGCO Corp.	532	54,844
Agilent Technologies, Inc.	100	11,849
Align Technology, Inc. (*)	52	27,788
Allegion PLC	214	24,905
Ally Financial, Inc.	1,026	36,587
Alphabet, Inc., Class A (*)	225	394,344
Alphabet, Inc., Class C (*)	80	140,150
Altria Group, Inc.	308	12,628
Amazon.com, Inc. (*)	167	543,907
Amdocs, Ltd.	218	15,463
American Tower Corp. REIT	38	8,529
American Water Works Co., Inc.	64	9,822

The accompanying notes are an integral part of these financial statements.

Annual Report  21

Description	Shares	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

AmerisourceBergen Corp.	2,596	$253,785
Anthem, Inc.	41	13,165
Aon PLC, Class A	1,561	329,792
Apache Corp.	2,170	30,792
Apple, Inc.	6,890	914,234
Applied Materials, Inc.	1,102	95,103
AptarGroup, Inc.	232	31,758
AT&T, Inc.	615	17,687
Atmos Energy Corp.	95	$9,066
AutoZone, Inc. (*)	8	9,484
Bank of America Corp.	2,479	75,139
Best Buy Co., Inc.	394	39,317
Booz Allen Hamilton Holding Corp.	448	39,057
Boston Scientific Corp. (*)	4,460	160,337
Bristol-Myers Squibb Co.	144	8,932
Broadridge Financial Solutions, Inc.	67	10,264
Cabot Oil & Gas Corp.	1,130	18,396
Cadence Design Systems, Inc. (*)	499	68,079
California Water Service Group	188	10,158
Campbell Soup Co.	323	15,617
Cardinal Health, Inc.	1,324	70,913
Cboe Global Markets, Inc.	108	10,057
CBRE Group, Inc., Class A (*)	785	49,235
CDW Corp.	178	23,459
Charter Communications, Inc., Class A (*)	47	31,093
Cisco Systems, Inc.	637	28,506
Citizens Financial Group, Inc.	399	14,268
CMS Energy Corp.	153	9,335
Cognizant Technology Solutions Corp., Class A	654	53,595
Colgate-Palmolive Co.	535	45,748
Comcast Corp., Class A	2,354	123,350
ConocoPhillips	1,161	46,428
Costco Wholesale Corp.	63	23,737
Cummins, Inc.	819	185,995
CVS Health Corp.	1,736	118,569
D.R. Horton, Inc.	343	23,640

The accompanying notes are an integral part of these financial statements.

22  Annual Report

Description	Shares	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Darden Restaurants, Inc.	359	$42,764
DaVita, Inc. (*)	166	19,488
Deere & Co.	214	57,577
Devon Energy Corp.	3,974	62,829
Dolby Laboratories, Inc., Class A	88	8,547
Dollar General Corp.	1,401	294,630
Domino’s Pizza, Inc.	72	27,609
Dover Corp.	195	24,619
DTE Energy Co.	77	9,349
Easterly Government Properties, Inc. REIT	817	18,505
Eastman Chemical Co.	455	45,627
Eaton Corp. PLC	256	30,756
Electronic Arts, Inc.	144	20,678
Eli Lilly & Co.	997	168,334
Entergy Corp.	141	14,077
Equity Lifestyle Properties, Inc. REIT	159	10,074
Evergy, Inc.	194	10,769
Exlservice Holdings, Inc. (*)	119	10,130
Facebook, Inc., Class A (*)	1,363	372,317
Fifth Third Bancorp	1,664	45,876
Flowers Foods, Inc.	400	9,052
FOX Corp., Class B (*)	1,196	34,540
Gaming and Leisure Properties, Inc. REIT	661	28,026
General Mills, Inc.	331	19,463
Gilead Sciences, Inc.	270	15,730
Graco, Inc.	265	19,173
HCA Healthcare, Inc.	350	57,561
Honeywell International, Inc.	873	185,687
Hormel Foods Corp.	525	24,470
Humana, Inc.	249	102,157
Huntington Ingalls Industries, Inc.	55	9,376
IDEXX Laboratories, Inc. (*)	102	50,987
Intel Corp.	492	24,511
Intercontinental Exchange, Inc.	2,812	324,196
Intuit, Inc.	436	165,615
IQVIA Holdings, Inc. (*)	1,985	355,652

The accompanying notes are an integral part of these financial statements.

Annual Report  23

Description	Shares	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Jack Henry & Associates, Inc.	143	$23,165
J.B. Hunt Transport Services, Inc.	97	13,255
Johnson & Johnson	2,762	434,684
Kellogg Co.	460	28,626
Kimberly-Clark Corp.	2,132	287,458
La-Z-Boy, Inc.	249	9,920
Laboratory Corp. of America Holdings (*)	49	9,974
Lennox International, Inc.	66	18,082
LHC Group, Inc. (*)	68	14,506
Lockheed Martin Corp.	387	137,377
Lowe’s Cos., Inc.	1,629	261,471
Lululemon Athletica, Inc. (*)	38	13,225
MasterCard, Inc., Class A	86	30,697
McDonald’s Corp.	1,279	274,448
McKesson Corp.	709	123,309
MDU Resources Group, Inc.	1,486	39,141
Medtronic PLC	721	84,458
Merck & Co., Inc.	3,070	251,126
MetLife, Inc.	666	31,269
Mettler-Toledo International, Inc. (*)	83	94,593
Microsoft Corp.	3,982	885,676
Mid-America Apartment Communities, Inc. REIT	76	9,628
Moody’s Corp.	571	165,727
Motorola Solutions, Inc.	1,650	280,599
National Fuel Gas Co.	239	9,830
Newmont Corp.	265	15,871
Northrop Grumman Corp.	203	61,858
NVIDIA Corp.	246	128,461
O’Reilly Automotive, Inc. (*)	39	17,650
Old Dominion Freight Line, Inc.	349	68,118
Old Republic International Corp.	736	14,507
Palo Alto Networks, Inc. (*)	437	155,305
Paycom Software, Inc. (*)	55	24,874
PayPal Holdings, Inc. (*)	59	13,818
PennyMac Financial Services, Inc.	178	11,680
PepsiCo, Inc.	1,129	167,431

The accompanying notes are an integral part of these financial statements.

24  Annual Report

Description	Shares	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Pfizer, Inc.	312	$11,485
Philip Morris International, Inc.	138	11,425
Phillips 66	312	21,821
Pioneer Natural Resources Co.	117	13,325
Pool Corp.	45	16,763
ProPetro Holding Corp. (*)	3,172	23,441
PTC, Inc. (*)	1,684	201,423
PulteGroup, Inc.	538	23,199
PVH Corp.	259	24,318
QUALCOMM, Inc.	840	127,966
Quest Diagnostics, Inc.	120	14,300
Regeneron Pharmaceuticals, Inc. (*)	17	8,213
Regions Financial Corp.	6,865	110,664
Republic Services, Inc.	559	53,832
Rockwell Automation, Inc.	682	171,052
Ross Stores, Inc.	393	48,264
RPM International, Inc.	257	23,330
S&P Global, Inc.	793	260,683
SBA Communications Corp. REIT	67	18,903
Sempra Energy	79	10,065
Service Corp. International	660	32,406
ServiceNow, Inc. (*)	148	81,464
Silgan Holdings, Inc.	657	24,362
Sirius XM Holdings, Inc.	13,917	88,651
Southwest Gas Holdings, Inc.	512	31,104
Square, Inc., Class A (*)	189	41,134
Starbucks Corp.	1,221	130,623
Stepan Co.	80	9,546
STERIS PLC	52	9,856
Sturm Ruger & Co., Inc.	153	9,956
Synopsys, Inc. (*)	1,000	259,240
Synovus Financial Corp.	768	24,860
Targa Resources Corp.	1,101	29,044
Target Corp.	826	145,814
Teradyne, Inc.	586	70,256
Terminix Global Holdings, Inc. (*)	209	10,661

The accompanying notes are an integral part of these financial statements.

Annual Report  25

Description	Shares	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Tesla, Inc. (*)	321	$226,520
Texas Instruments, Inc.	1,423	233,557
Texas Roadhouse, Inc.	498	38,924
The Bank of New York Mellon Corp.	363	15,406
The Charles Schwab Corp.	2,963	157,158
The Clorox Co.	249	50,278
The Coca-Cola Co.	6,660	365,234
The Hanover Insurance Group, Inc.	125	14,615
The Hershey Co.	180	27,419
The Home Depot, Inc.	599	159,106
The J.M. Smucker Co.	93	10,751
The Kroger Co.	580	18,421
The New York Times Co.	214	11,079
The Procter & Gamble Co.	2,564	356,755
The Sherwin-Williams Co.	82	60,263
Thermo Fisher Scientific, Inc.	953	443,888
Tractor Supply Co.	144	20,244
Union Pacific Corp.	160	33,315
United Parcel Service, Inc., Class B	781	131,520
UnitedHealth Group, Inc.	632	221,630
Universal Health Services, Inc., Class B	174	23,925
Verizon Communications, Inc.	6,330	371,888
Vertex Pharmaceuticals, Inc. (*)	36	8,508
Viatris, Inc. (*)	455	8,527
Visa, Inc., Class A	1,345	294,192
Vistra Corp.	1,739	34,189
Walmart, Inc.	951	137,087
Warner Music Group Corp., Class A	2,650	100,674
Waste Management, Inc.	189	22,289
WEC Energy Group, Inc.	178	16,381
Weis Markets, Inc.	157	7,506
Werner Enterprises, Inc.	215	8,432
West Pharmaceutical Services, Inc.	59	16,715
WW Grainger, Inc.	101	41,242
Xcel Energy, Inc.	168	11,201
Zoetis, Inc.	1,884	311,802
		18,083,835

Total Common Stocks (Cost $23,117,132)		$28,023,108

The accompanying notes are an integral part of these financial statements.

26  Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Corporate Bonds | 17.1%

Australia | 0.5%
Telstra Corp., Ltd., 4.000%, 09/16/22	AUD	360	$294,500

Canada | 1.4%
Canadian Imperial Bank of Commerce, 0.950%, 10/23/25	USD	415	420,650
Rogers Communications, Inc., 3.250%, 05/01/29	CAD	425	370,156
			790,806
France | 0.5%
Schneider Electric SE, 2.950%, 09/27/22	USD	285	297,334

Germany | 0.9%
BMW Finance NV, 0.875%, 08/16/22	GBP	95	131,310
Daimler AG, 0.000% (Euribor 3 Month + 0.450%), 07/03/24 (§)	EUR	300	365,728
			497,038
Switzerland | 0.0%
ABB Finance USA, Inc., 4.375%, 05/08/42	USD	17	22,420

United Kingdom | 0.8%
Tesco Corporate Treasury Services PLC MTN, 2.750%, 04/27/30	GBP	135	204,431
Unilever Capital Corp., 3.250%, 03/07/24	USD	220	238,872
			443,303

The accompanying notes are an integral part of these financial statements.

Annual Report  27

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

United States | 13.0%
Adobe, Inc., 2.300%, 02/01/30	USD	240	$259,633
Alphabet, Inc., 1.100%, 08/15/30	USD	265	261,071
Amazon.com, Inc., 3.150%, 08/22/27	USD	285	324,697
American Express Co., 3.000%, 10/30/24	USD	295	322,138
Apple, Inc., 3.000%, 06/20/27	USD	230	257,547
Bank of America Corp.:
3.499% (USD LIBOR 3 Month + 0.630%), 05/17/22 (§)	USD	329	332,896
1.486% (SOFR + 1.460%), 05/19/24 (§)	USD	125	127,916
Citigroup, Inc., 1.579% (BBSW 3 Month + 1.550%), 05/04/21 (§)	AUD	328	253,891
Dell International LLC, 5.300%, 10/01/29	USD	180	220,441
HCA, Inc., 5.000%, 03/15/24	USD	120	134,977
John Deere Financial, Inc., 2.410%, 01/14/25	CAD	300	250,337
Johnson & Johnson, 3.625%, 03/03/37	USD	263	321,150
JPMorgan Chase & Co., 3.540% (USD LIBOR 3 Month + 1.380%), 05/01/28 (§)	USD	285	325,630
Kimberly-Clark Corp., 3.200%, 04/25/29	USD	188	216,581
McDonald’s Corp., 3.125%, 03/04/25	CAD	555	472,690
Microsoft Corp., 3.500%, 11/15/42	USD	220	270,705

The accompanying notes are an integral part of these financial statements.

28  Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Morgan Stanley, 3.625%, 01/20/27	USD	285	$327,000
PepsiCo, Inc., 2.875%, 10/15/49	USD	235	262,715
Pfizer, Inc., 2.625%, 04/01/30	USD	230	256,555
Prologis LP, 1.250%, 10/15/30	USD	210	207,822
Sealed Air Corp., 4.875%, 12/01/22	USD	130	136,337
Service Corp. International, 4.625%, 12/15/27	USD	125	133,125
Starbucks Corp., 4.450%, 08/15/49	USD	250	329,221
The Goldman Sachs Group, Inc., 3.625%, 01/22/23	USD	293	312,653
The Home Depot, Inc., 5.875%, 12/16/36	USD	230	348,322
The Procter & Gamble Co., 1.200%, 10/29/30	USD	135	135,098
Toyota Motor Credit Corp., 2.150%, 02/13/30	USD	285	306,014
United Rentals North America, Inc., 4.875%, 01/15/28	USD	125	133,125
Verizon Communications, Inc., 3.875%, 02/08/29	USD	289	340,026
			7,580,313
Total Corporate Bonds (Cost $9,303,736)			9,925,714

Description		Shares (000)	Fair Value

Exchange-Traded Funds | 5.3%
iShares MSCI World ETF (Cost $2,339,474)		27,760	$3,120,502

The accompanying notes are an integral part of these financial statements.

Annual Report  29

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Foreign Government Obligations | 23.2%

Australia | 0.9%
New South Wales Treasury Corp., 1.250%, 11/20/30	AUD	350	$270,959
Queensland Treasury Corp., 1.250%, 03/10/31	AUD	350	270,410
			541,369
Bahamas | 0.7%
Commonwealth of Bahamas, 6.950%, 11/20/29	USD	435	431,602

Bermuda | 1.3%
Government of Bermuda:
3.717%, 01/25/27	USD	200	223,750
2.375%, 08/20/30 (#)	USD	500	524,500
			748,250
Canada | 2.2%
City of Vancouver, 2.900%, 11/20/25	CAD	188	162,028
Province of British Columbia, 4.700%, 06/18/37	CAD	389	434,617
Province of Quebec:
2.500%, 04/20/26	USD	230	252,538
1.850%, 02/13/27	CAD	485	403,507
			1,252,690
Chile | 1.4%
Bonos de la Tesoreria de la Republica en pesos:
4.500%, 03/01/26	CLP	130,000	209,782
2.300%, 10/01/28	CLP	220,000	308,174
Republic of Chile, 0.830%, 07/02/31	EUR	250	318,965
			836,921
Colombia | 0.4%
Republic of Colombia, 9.850%, 06/28/27	COP	615,000	233,183

The accompanying notes are an integral part of these financial statements.

30  Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Croatia | 0.5%
Croatia, 5.500%, 04/04/23	USD	260	$286,487

Czech Republic | 1.5%
Czech Republic, 2.000%, 10/13/33	CZK	16,860	843,915

Hungary | 1.8%
Hungary Government Bonds:
2.500%, 10/24/24	HUF	83,620	297,636
2.750%, 12/22/26	HUF	83,020	300,621
3.000%, 10/27/27	HUF	86,120	317,481
Hungary Government International Bonds, 1.750%, 06/05/35	EUR	100	135,662
			1,051,400
Italy | 0.9%
Italy Buoni Poliennali Del Tesoro, 1.450%, 03/01/36	EUR	205	268,897
Italy Government International Bonds, 6.875%, 09/27/23	USD	235	272,857
			541,754

Japan | 0.7%
Japan Bank for International Cooperation, 0.625%, 05/22/23	USD	200	201,301
Japan International Cooperation Agency, 2.125%, 10/20/26	USD	200	214,798
			416,099
Mexico | 0.5%
Mexican Bonos, 7.500%, 06/03/27	MXN	4,660	266,449
United Mexican States, 6.750%, 02/06/24	GBP	30	48,153
			314,602

The accompanying notes are an integral part of these financial statements.

Annual Report  31

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Morocco | 0.5%
Morocco Government International Bonds, 1.500%, 11/27/31	EUR	260	$309,093

Netherlands | 0.7%
Nederlandse Waterschapsbank NV, 0.500%, 12/02/25 (#)	USD	400	399,971

New Zealand | 1.0%
New Zealand Government Bonds, 4.500%, 04/15/27	NZD	640	561,386

Norway | 0.8%
Oslo Kommune:
2.350%, 09/04/24	NOK	2,000	244,713
0.910% (NIBOR 3 Month + 0.460%), 05/06/26 (§)	NOK	2,000	234,540
			479,253
Panama | 0.8%
Republic of Panama, 4.000%, 09/22/24	USD	400	441,875

Peru | 0.7%
Peru Government Bonds, 6.150%, 08/12/32	PEN	1,275	428,553

Philippines | 0.7%
Republic of Philippines, 3.900%, 11/26/22	PHP	20,000	423,434

Poland | 1.0%
Poland Government Bonds:
2.500%, 07/25/27	PLN	980	291,119
2.750%, 10/25/29	PLN	945	287,740
			578,859

The accompanying notes are an integral part of these financial statements.

32  Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Romania | 1.9%
Romanian Government Bonds:
4.000%, 10/27/21	RON	1,130	$285,949
4.750%, 02/24/25	RON	2,080	561,775
Romanian Government International Bonds, 2.375%, 04/19/27	EUR	215	286,704
			1,134,428
Singapore | 0.5%
Singapore Government Bonds, 3.375%, 09/01/33	SGD	280	270,333

Spain | 0.5%
Spain Government Bonds, 1.200%, 10/31/40	EUR	199	269,171

United Kingdom | 0.8%
United Kingdom Gilt:
1.750%, 09/07/37	GBP	175	283,915
1.500%, 07/22/47	GBP	95	153,705
			437,620
Vietnam | 0.5%
Socialist Republic of Vietnam, 4.800%, 11/19/24	USD	255	285,998

Total Foreign Government Obligations (Cost $12,660,891)			13,518,246

Quasi Government Bonds | 0.5%

Canada | 0.5%
Export Development Canada, 1.800%, 09/01/22 (Cost $261,627)	CAD	360	290,121

Supranational Bonds | 3.7%
African Development Bank, 0.750%, 04/03/23	USD	190	192,246

The accompanying notes are an integral part of these financial statements.

Annual Report  33

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Asian Development Bank, 2.125%, 03/19/25	USD	303	$324,572
European Bank for Reconstruction & Development, 1.625%, 09/27/24	USD	140	146,754
European Investment Bank, 1.125%, 09/16/21 (#)	CAD	130	102,653
Inter-American Development Bank, 7.875%, 03/14/23	IDR	3,830,000	292,525
International Bank for Reconstruction & Development:
2.500%, 08/03/23	CAD	290	240,530
1.900%, 01/16/25	CAD	185	153,254
2.900%, 11/26/25	AUD	330	283,312
International Finance Corp.:
2.700%, 03/15/23	AUD	322	261,634
2.125%, 04/07/26	USD	125	135,627

Total Supranational Bonds (Cost $1,985,269)			2,133,107

US Municipal Bonds | 0.7%

California | 0.6%
California State Build America Bonds, 7.500%, 04/01/34	USD	35	58,333
State of California:
4.500%, 04/01/33	USD	100	120,872
7.550%, 04/01/39	USD	105	184,359
			363,564
New York | 0.1%
New York State Urban Development Corp., Series B, 3.900%, 03/15/33	USD	40	45,951

Total US Municipal Bonds (Cost $371,485)			409,515

The accompanying notes are an integral part of these financial statements.

34  Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

US Treasury Securities | 0.5%
US Treasury Note, 2.875%, 08/15/28 (Cost $273,239)	USD	235	$272,848

Description		Shares	Fair Value

Short-Term Investments | 0.6%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01% (7 day yield) (Cost $375,514)		375,514	$375,514

Total Investments | 99.8% (Cost $50,688,367) (»)			$58,068,675

Cash and Other Assets in Excess of Liabilities | 0.2%			92,360

Net Assets | 100.0%			$58,161,035

The accompanying notes are an integral part of these financial statements.

Annual Report  35

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Forward Currency Contracts open at December 31, 2020:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

AUD	125,413	USD	91,807	HSB	01/20/21	$4,898	$—
AUD	6,521	USD	4,964	JPM	01/20/21	64	—
AUD	586,161	USD	413,545	JPM	01/20/21	38,440	—
AUD	23,322	USD	17,964	SSB	03/25/21	28	—
CAD	187,441	USD	141,368	HSB	01/20/21	5,899	—
CAD	222,373	USD	170,277	HSB	01/20/21	4,434	—
CAD	33,477	USD	25,941	JPM	01/20/21	361	—
CAD	600,693	USD	448,446	JPM	01/20/21	23,499	—
CAD	2,278,804	USD	1,713,431	MSC	01/20/21	76,951	—
CAD	31,891	USD	24,961	SSB	03/25/21	98	—
CHF	117,159	USD	129,522	HSB	01/20/21	2,879	—
CHF	111,975	USD	126,000	JPM	01/20/21	543	—
CHF	151,454	USD	166,100	JPM	01/20/21	5,057	—
CHF	287,406	USD	317,736	JPM	01/20/21	7,061	—
CHF	29,187	USD	33,058	SSB	03/25/21	—	12
CNH	2,613,240	USD	384,300	HSB	01/20/21	17,162	—
CNH	4,557,766	USD	668,696	HSB	01/20/21	31,497	—
CNH	1,126,298	USD	168,800	HSB	03/04/21	3,729	—
CNH	4,557,766	USD	666,272	HSB	03/04/21	31,900	—
COP	194,085,600	USD	53,600	CIT	02/16/21	3,201	—
CZK	1,077,913	USD	48,868	HSB	01/22/21	1,322	—
EUR	703,541	USD	832,901	CIT	01/20/21	26,910	—
EUR	27,688	USD	33,259	HSB	01/20/21	579	—
EUR	59,753	USD	71,204	HSB	01/20/21	1,821	—
EUR	110,999	USD	134,700	HSB	01/20/21	955	—
EUR	222,812	USD	269,400	HSB	01/20/21	2,903	—
EUR	233,069	USD	277,920	HSB	01/20/21	6,919	—
EUR	2,647,892	USD	3,133,198	HSB	01/20/21	102,844	—
EUR	1,607	USD	1,915	JPM	01/20/21	49	—
EUR	33,379	USD	39,200	JPM	01/20/21	1,594	—
EUR	144,302	USD	169,368	JPM	01/20/21	6,987	—
EUR	175,689	USD	209,000	JPM	01/20/21	5,713	—
EUR	206,921	USD	244,700	JPM	01/20/21	8,182	—
EUR	511,946	USD	605,840	JPM	01/20/21	19,820	—
EUR	163,263	USD	200,337	SSB	03/25/21	—	527
GBP	27,492	USD	36,827	HSB	01/20/21	773	—

The accompanying notes are an integral part of these financial statements.

36  Annual Report

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Forward Currency Contracts open at December 31, 2020:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

GBP	44,101	USD	58,000	HSB	01/20/21	$2,317	$—
GBP	47,169	USD	60,879	HSB	01/20/21	3,633	—
GBP	56,777	USD	73,829	HSB	01/20/21	3,824	—
GBP	121,578	USD	161,962	JPM	01/20/21	4,318	—
GBP	128,306	USD	163,338	JPM	01/20/21	12,144	—
GBP	264,355	USD	343,646	JPM	01/20/21	17,908	—
GBP	45,075	USD	60,933	SSB	03/25/21	738	—
HUF	32,493,300	USD	107,174	HSB	01/20/21	2,290	—
IDR	1,376,400,000	USD	92,500	JPM	01/15/21	6,358	—
INR	9,952,180	USD	134,000	JPM	01/29/21	1,943	—
JPY	41,588,686	USD	396,865	CIT	01/20/21	5,988	—
JPY	401,259,085	USD	3,830,233	HSB	01/20/21	56,606	—
JPY	5,901,569	USD	56,100	JPM	01/20/21	1,066	—
JPY	15,136,506	USD	145,000	JPM	01/20/21	1,621	—
JPY	34,800,832	USD	332,140	JPM	01/20/21	4,962	—
KRW	354,314,288	USD	317,236	JPM	02/25/21	8,416	—
MXN	574,902	USD	26,324	HSB	01/20/21	2,516	—
MXN	852,102	USD	39,009	JPM	01/20/21	3,737	—
NOK	441,148	USD	47,335	JPM	01/22/21	4,116	—
NZD	49,587	USD	34,494	HSB	01/20/21	1,187	—
NZD	207,567	USD	138,101	JPM	01/20/21	11,258	—
PEN	89,102	USD	24,871	CIT	02/16/21	—	251
PLN	352,105	USD	93,701	HSB	01/20/21	564	—
PLN	1,073,218	USD	291,708	HSB	01/20/21	—	4,388
PLN	418,565	USD	107,395	JPM	01/20/21	4,663	—
RON	200,168	USD	48,737	HSB	01/20/21	1,466	—
RON	1,297,624	USD	309,400	HSB	01/22/21	16,017	—
RUB	5,285,107	USD	69,700	JPM	01/20/21	1,693	—
SEK	485,220	USD	54,942	HSB	01/20/21	4,045	—
SEK	306,575	USD	34,710	JPM	01/20/21	2,559	—
SGD	524,963	USD	386,987	JPM	01/20/21	10,237	—
SGD	13,162	USD	9,911	SSB	03/25/21	49	—
THB	3,235,757	USD	103,336	HSB	01/20/21	4,666	—
USD	102,179	AUD	139,911	CIT	01/20/21	—	5,705
USD	83,753	AUD	110,780	HSB	01/20/21	—	1,668
USD	125,842	AUD	175,128	HSB	01/20/21	—	9,198

The accompanying notes are an integral part of these financial statements.

Annual Report  37

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

USD	290,179	AUD	397,179	HSB	01/20/21	$—	$16,083
USD	18,100	AUD	25,734	JPM	01/20/21	—	1,743
USD	928,864	AUD	1,271,433	JPM	01/20/21	—	51,529
USD	20,000	AUD	27,368	MSC	01/20/21	—	1,103
USD	150,303	AUD	205,737	MSC	01/20/21	—	8,339
USD	17,767	AUD	23,322	SSB	03/25/21	—	224
USD	478,698	CAD	631,761	CIT	01/20/21	—	17,656
USD	140,218	CAD	186,416	HSB	01/20/21	—	6,243
USD	937,446	CAD	1,236,791	HSB	01/20/21	—	34,261
USD	37,600	CAD	50,294	JPM	01/20/21	—	1,915
USD	119,454	CAD	159,392	JPM	01/20/21	—	5,775
USD	1,248,549	CAD	1,647,121	JPM	01/20/21	—	45,541
USD	534	CAD	705	MSC	01/20/21	—	20
USD	42,000	CAD	54,979	MSC	01/20/21	—	1,195
USD	1,577,440	CAD	2,081,414	MSC	01/20/21	—	57,860
USD	20,900	CHF	19,343	JPM	01/20/21	—	960
USD	443,500	CHF	403,765	JPM	01/20/21	—	12,794
USD	74,136	CHF	65,333	SSB	03/25/21	166	—
USD	171,697	CLP	136,825,112	CIT	02/16/21	—	20,861
USD	284,903	CLP	217,096,000	CIT	02/16/21	—	20,621
USD	62,800	CNH	432,255	HSB	01/20/21	—	3,606
USD	83,000	CNH	540,272	HSB	01/20/21	—	—
USD	102,000	CNH	671,062	HSB	01/20/21	—	1,093
USD	212,697	COP	817,658,247	CIT	02/16/21	—	26,599
USD	688,842	CZK	15,918,658	HSB	01/22/21	—	52,354
USD	3,284	CZK	75,852	JPM	01/22/21	—	248
USD	66,467	DKK	403,051	SSB	03/25/21	194	—
USD	101,800	EUR	83,201	HSB	01/20/21	119	—
USD	118,300	EUR	101,532	HSB	01/20/21	—	5,784
USD	134,583	EUR	110,638	HSB	01/20/21	—	630
USD	167,000	EUR	139,737	HSB	01/20/21	—	3,776
USD	284,407	EUR	240,355	HSB	01/20/21	—	9,335
USD	313,000	EUR	263,497	HSB	01/20/21	—	9,025
USD	582,152	EUR	497,326	HSB	01/20/21	—	25,640
USD	147,663	EUR	124,577	JPM	01/20/21	—	4,585

The accompanying notes are an integral part of these financial statements.

38  Annual Report

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

USD	266,600	EUR	228,642	JPM	01/20/21	$—	$12,828
USD	303,600	EUR	259,676	JPM	01/20/21	—	13,755
USD	50,900	GBP	37,312	HSB	01/20/21	—	131
USD	67,000	GBP	52,544	JPM	01/20/21	—	4,864
USD	79,000	GBP	59,436	JPM	01/20/21	—	2,289
USD	206,504	GBP	152,548	JPM	01/20/21	—	2,134
USD	55,661	HKD	431,445	SSB	03/25/21	—	1
USD	7,000	HUF	2,129,218	HSB	01/22/21	—	173
USD	397,261	HUF	123,163,455	HSB	01/22/21	—	17,651
USD	443,316	HUF	137,463,470	JPM	01/22/21	—	19,770
USD	187,600	JPY	19,371,763	HSB	01/20/21	—	47
USD	229,000	JPY	23,750,506	HSB	01/20/21	—	1,062
USD	216,300	JPY	22,806,196	JPM	01/20/21	—	4,615
USD	434,700	JPY	45,548,779	JPM	01/20/21	—	6,513
USD	325,107	JPY	33,531,010	SSB	03/25/21	64	—
USD	134,568	MXN	2,706,833	HSB	01/20/21	—	1,221
USD	16,700	NOK	159,909	JPM	01/20/21	—	1,950
USD	9,000	NOK	81,056	JPM	01/22/21	—	453
USD	128,400	NOK	1,162,129	JPM	01/22/21	—	7,137
USD	308,022	NOK	2,870,693	JPM	01/22/21	—	26,781
USD	75,581	NOK	650,210	SSB	03/25/21	—	230
USD	180,219	NZD	268,582	CIT	01/20/21	—	13,045
USD	138,582	NZD	206,581	HSB	01/20/21	—	10,067
USD	347,211	NZD	517,452	JPM	01/20/21	—	25,133
USD	417,299	PEN	1,509,787	CIT	02/16/21	113	—
USD	283,832	PHP	13,774,368	HSB	01/15/21	—	2,724
USD	15,300	PLN	59,845	HSB	01/20/21	—	722
USD	137,000	PLN	533,262	HSB	01/20/21	—	5,764
USD	178,000	PLN	682,078	HSB	01/20/21	—	4,605
USD	485,351	PLN	1,825,245	HSB	01/20/21	—	3,301
USD	11,000	PLN	41,487	JPM	01/20/21	—	107
USD	40,960	PLN	154,040	JPM	01/20/21	—	280
USD	17,000	RON	70,087	HSB	01/22/21	—	576
USD	40,200	RON	160,284	HSB	01/22/21	4	—
USD	866,425	RON	3,632,088	HSB	01/22/21	—	44,428
USD	17,652	SGD	23,945	JPM	01/20/21	—	467

The accompanying notes are an integral part of these financial statements.

Annual Report  39

Lazard Global Dynamic Multi-Asset Portfolio (concluded)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

USD	134,731	SGD	180,143	JPM	01/20/21	$—	$1,578
USD	134,733	SGD	179,980	JPM	01/20/21	—	1,452
USD	303,600	SGD	415,871	JPM	01/20/21	—	11,077
USD	9,958	SGD	13,162	SSB	03/25/21	—	2
Total gross unrealized appreciation/depreciation on
Forward Currency Contracts						$648,637	$718,080

The accompanying notes are an integral part of these financial statements.

40  Annual Report

		Fair
Description	Shares	Value

Lazard Opportunistic Strategies Portfolio

Exchange-Traded Funds | 93.9%

Equity Funds | 63.7%
First Trust NASDAQ Cybersecurity ETF	51,985	$2,307,094
Franklin FTSE Japan ETF	77,950	2,321,351
Health Care Select Sector SPDR Fund	39,455	4,475,775
iShares Core Dividend Growth ETF	51,900	2,326,158
iShares Core MSCI EAFE ETF	27,760	1,917,938
iShares Core MSCI Europe ETF	36,925	1,893,514
iShares Expanded Tech Sector ETF	7,932	2,774,852
iShares Expanded Tech-Software Sector ETF	6,424	2,274,739
iShares MSCI Eurozone ETF	44,995	1,983,380
iShares Russell 2000 ETF	20,588	4,036,483
Vanguard Consumer Staples ETF	19,900	3,461,008
Vanguard Industrials ETF	24,931	4,238,021
Vanguard S&P 500 ETF	35,993	12,370,434
Vanguard S&P 500 Value ETF	28,419	3,515,146
		49,895,893
Fixed-Income Funds | 30.2%
Goldman Sachs Access Treasury 0-1 Year ETF	25,980	2,601,117
iShares 1-3 Year Treasury Bond ETF	89,400	7,722,372
Vanguard Intermediate-Term Corporate Bond ETF	40,215	3,906,485
Vanguard Intermediate-Term Treasury ETF	135,300	9,392,526
		23,622,500
Total Exchange-Traded Funds (Cost $62,810,628)		73,518,393

Short-Term Investments | 6.2%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01% (7 day yield) (Cost $4,860,004)	4,860,004	4,860,004

The accompanying notes are an integral part of these financial statements.

Annual Report  41

		Fair
Description	Shares	Value

Lazard Opportunistic Strategies Portfolio (concluded)

Total Investments | 100.1% (Cost $67,670,632)		$78,378,397

Liabilities in Excess of Cash and Other Assets | (0.1)%		(108,516)

Net Assets | 100.0%		$78,269,881

The accompanying notes are an integral part of these financial statements.

42  Annual Report

		Fair
Description	Shares	Value

Lazard Real Assets Portfolio (•)

Common Stocks | 65.9%

Australia | 5.2%
Abacus Property Group REIT	7,619	$16,871
Atlas Arteria, Ltd.	54,839	275,121
Aventus Group REIT	11,687	24,698
BWP Trust REIT	6,656	22,692
Charter Hall Group REIT	9,003	102,186
Charter Hall Long Wale REIT	7,978	28,620
Dexus	4,029	29,354
Goodman Group REIT	7,536	109,930
Growthpoint Properties Australia, Ltd. REIT	6,558	17,657
Ingenia Communities Group REIT	10,501	39,853
Scentre Group REIT	35,408	75,994
Stockland REIT	9,088	29,315
Transurban Group	45,078	475,170
		1,247,461
Belgium | 0.2%
Shurgard Self Storage SA	409	17,743
Warehouses De Pauw CVA REIT	934	32,323
		50,066
Brazil | 0.1%
JHSF Participacoes SA	12,100	18,321

Canada | 1.0%
Agnico Eagle Mines, Ltd.	1,148	80,945
Altus Group, Ltd.	809	31,231
Atco, Ltd., Class I	1,493	42,800
Granite Real Estate Investment Trust	809	49,510
True North Commercial Real Estate Investment Trust	5,440	26,967
		231,453
China | 2.2%
Agile Group Holdings, Ltd.	22,000	29,352
Central China Real Estate, Ltd.	38,000	17,655
China Resources Land, Ltd.	8,000	33,148
CIFI Holdings Group Co., Ltd.	46,000	39,006

The accompanying notes are an integral part of these financial statements.

Annual Report  43

		Fair
Description	Shares	Value

Lazard Real Assets Portfolio (•) (continued)

Country Garden Holdings Co., Ltd.	19,000	$26,290
Gemdale Properties & Investment Corp., Ltd.	128,000	18,331
Gree Real Estate Co., Ltd., Class A (*)	18,100	17,889
KWG Group Holdings, Ltd.	26,000	35,635
Logan Group Co., Ltd.	39,000	63,915
Longfor Group Holdings, Ltd.	12,000	70,476
Powerlong Commercial Management Holdings, Ltd.	7,500	24,031
Powerlong Real Estate Holdings, Ltd.	81,000	56,006
Shanghai Wanye Enterprises Co., Ltd., Class A (*)	5,300	16,401
Sichuan Languang Justbon Services Group Co., Ltd., Class H	2,600	11,798
Sunac China Holdings, Ltd.	6,000	22,188
Sunac Services Holdings, Ltd.	193	427
Times China Holdings, Ltd.	11,000	15,306
Yuexiu Property Co., Ltd.	104,000	20,970
Zhongliang Holdings Group Co., Ltd.	24,000	16,019
		534,843
Finland | 0.1%
Citycon Oyj	2,339	22,695

France | 3.6%
Eutelsat Communications SA	12,123	137,203
Gecina SA REIT	164	25,325
Klepierre SA REIT	758	17,054
Unibail-Rodamco-Westfield REIT	317	25,015
Vinci SA	6,736	670,241
		874,838
Germany | 1.3%
Aroundtown SA	3,080	23,032
Deutsche EuroShop AG (*)	1,230	27,729
Deutsche Wohnen SE	1,516	80,928
Sirius Real Estate, Ltd.	19,688	25,054
TAG Immobilien AG	1,092	34,521
Vonovia SE	1,785	130,166
		321,430

The accompanying notes are an integral part of these financial statements.

44  Annual Report

		Fair
Description	Shares	Value

Lazard Real Assets Portfolio (•) (continued)

Hong Kong | 2.7%
CK Infrastructure Holdings, Ltd.	11,500	$61,808
ESR Cayman, Ltd. (*)	7,000	25,158
Fortune Real Estate Investment Trust	17,000	16,197
Hang Lung Properties, Ltd.	13,000	34,407
Henderson Land Development Co., Ltd.	11,000	42,945
Hopson Development Holdings, Ltd.	14,000	35,681
Link Real Estate Investment Trust	3,600	32,801
Power Assets Holdings, Ltd.	39,500	214,261
Shimao Group Holdings, Ltd.	10,500	33,569
Shoucheng Holdings, Ltd.	58,000	16,474
Sun Hung Kai Properties, Ltd.	8,000	103,282
Wharf Real Estate Investment Co., Ltd.	8,000	41,713
		658,296
Israel | 0.1%
Adgar Investment and Development, Ltd.	5,837	10,752
Property & Building Corp., Ltd.	122	12,034
		22,786
Italy | 9.3%
ASTM SpA (*)	3,512	88,306
Atlantia SpA (*)	30,575	548,919
Hera SpA	50,648	185,372
Italgas SpA	32,162	205,236
Snam SpA	122,004	685,125
Terna Rete Elettrica Nazionale SpA	69,773	532,348
		2,245,306
Japan | 3.1%
Daito Trust Construction Co., Ltd.	400	37,411
Daiwa House Industry Co., Ltd.	1,700	50,744
Daiwa House REIT Investment Corp.	10	24,735
GLP J-Reit	37	58,343
Industrial & Infrastructure Fund Investment Corp. REIT	13	24,001
Japan Logistics Fund, Inc. REIT	8	23,593
Japan Real Estate Investment Corp.	6	34,650
Katitas Co., Ltd.	1,000	32,268
Keihanshin Building Co., Ltd.	1,900	34,358

The accompanying notes are an integral part of these financial statements.

Annual Report  45

		Fair
Description	Shares	Value

Lazard Real Assets Portfolio (•) (continued)

Kenedix, Inc.	3,900	$28,326
LaSalle Logiport REIT	23	37,061
MCUBS MidCity Investment Corp. REIT	47	42,793
Mitsubishi Estate Co., Ltd.	5,000	80,747
Mitsui Fudosan Co., Ltd.	1,700	35,832
Nippon Accommodations Fund, Inc. REIT	2	11,239
Nippon Building Fund, Inc. REIT	5	28,959
NIPPON REIT Investment Corp.	10	35,917
Open House Co., Ltd.	600	22,069
Orix JREIT, Inc.	15	24,800
SRE Holdings Corp. (*)	1,800	72,258
		740,104
Luxembourg | 0.8%
SES SA	21,299	201,468

Mexico | 0.3%
Corp Inmobiliaria Vesta SAB de CV	19,000	37,036
Fibra Uno Administracion SA de CV REIT	19,100	21,606
		58,642
Netherlands | 0.1%
Eurocommercial Properties NV (*)	1,775	33,379

Norway | 0.1%
Entra ASA	1,342	30,437

Singapore | 0.8%
Keppel DC REIT	19,800	42,148
Manulife US Real Estate Investment Trust	49,600	36,984
Mapletree Commercial Trust REIT	10,500	16,901
Mapletree Industrial Trust REIT	29,200	63,894
Sasseur Real Estate Investment Trust	30,900	19,170
		179,097
Spain | 3.0%
Ferrovial SA	25,786	712,528

The accompanying notes are an integral part of these financial statements.

46  Annual Report

		Fair
Description	Shares	Value

Lazard Real Assets Portfolio (•) (continued)

Sweden | 0.7%
Castellum AB	2,109	$53,474
Catena AB	561	26,264
Fabege AB	1,359	21,354
Fastighets AB Balder, B Shares (*)	401	20,951
Nyfosa AB (*)	3,638	36,223
Sagax AB, Class D	3,205	12,483
		170,749
Switzerland | 0.1%
Allreal Holding AG	75	17,236

United Arab Emirates | 0.2%
Aldar Properties PJSC	65,549	56,264

United Kingdom | 7.8%
Anglo American PLC	1,800	59,953
Big Yellow Group PLC REIT	1,183	17,753
Civitas Social Housing PLC REIT	26,383	37,825
Great Portland Estates PLC REIT	2,576	23,552
Linde PLC	180	47,432
National Grid PLC	57,341	682,965
Pennon Group PLC	18,176	236,784
Segro PLC REIT	11,971	155,197
Severn Trent PLC	10,504	328,983
United Utilities Group PLC	23,606	290,346
		1,880,790
United States | 23.1%
Agree Realty Corp. REIT	377	25,101
Alexandria Real Estate Equities, Inc., REIT	446	79,486
American Tower Corp. REIT	1,661	372,828
Americold Realty Trust REIT	1,252	46,737
Apple Hospitality REIT, Inc.	2,148	27,731
AvalonBay Communities, Inc. REIT	224	35,936
Boston Properties, Inc. REIT	554	52,370
Brandywine Realty Trust REIT	2,266	26,988
Brixmor Property Group, Inc. REIT	1,908	31,577

The accompanying notes are an integral part of these financial statements.

Annual Report  47

		Fair
Description	Shares	Value

Lazard Real Assets Portfolio (•) (continued)

Brookfield Property REIT, Inc., Class A	1,570	$23,456
Bunge, Ltd.	1,014	66,498
Camden Property Trust REIT	561	56,055
CareTrust REIT, Inc. REIT	900	19,962
CBRE Group, Inc., Class A (*)	1,041	65,292
Community Healthcare Trust, Inc. REIT	561	26,429
Consolidated Edison, Inc.	5,840	422,057
CoreSite Realty Corp. REIT	446	$55,875
Crown Castle International Corp., REIT	1,598	254,386
CSX Corp.	5,655	513,191
Digital Realty Trust, Inc. REIT	782	109,097
Easterly Government Properties, Inc. REIT	2,146	48,607
Equinix, Inc. REIT	269	192,114
Equity Lifestyle Properties, Inc. REIT	1,167	73,941
Equity Residential REIT	1,022	60,584
Essex Property Trust, Inc. REIT	152	36,088
Extra Space Storage, Inc. REIT	411	47,618
Gaming and Leisure Properties, Inc. REIT	1,550	65,720
Getty Realty Corp. REIT	920	25,337
Healthcare Trust of America, Inc., Class A REIT	1,228	33,819
Healthpeak Properties, Inc. REIT	1,815	54,867
Highwoods Properties, Inc. REIT	809	32,061
Hilton Worldwide Holdings, Inc.	1,971	219,293
Host Hotels & Resorts, Inc. REIT	2,015	29,479
Innovative Industrial Properties, Inc. REIT	162	29,667
Invitation Homes, Inc., REIT	1,343	39,887
Iron Mountain, Inc. REIT	1,122	33,077
Lamar Advertising Co., Class A REIT	371	30,875
Life Storage, Inc. REIT	282	33,668
Medical Properties Trust, Inc. REIT	3,088	67,288
Mid-America Apartment Communities, Inc. REIT	738	93,497
National Retail Properties, Inc. REIT	942	38,547
Newmont Corp.	1,542	92,350
Norfolk Southern Corp.	1,055	250,679
Omega Healthcare Investors, Inc. REIT	874	31,744
Pennsylvania Real Estate Investment Trust	3,930	3,930

The accompanying notes are an integral part of these financial statements.

48  Annual Report

		Fair
Description	Shares	Value

Lazard Real Assets Portfolio (•) (continued)

PotlatchDeltic Corp. REIT	971	$48,569
Prologis, Inc., REIT	2,693	268,384
PS Business Parks, Inc., REIT	282	37,469
Public Storage REIT	567	130,937
Rayonier, Inc., REIT	1,119	32,876
Realty Income Corp. REIT	1,403	87,225
Redfin Corp. (*)	486	33,354
Regency Centers Corp. REIT	520	23,707
Retail Value, Inc. REIT	561	$8,342
Sabra Health Care REIT, Inc.	1,709	29,685
SBA Communications Corp. REIT	282	79,561
Simon Property Group, Inc. REIT	1,127	96,111
Southwest Gas Holdings, Inc.	2,900	176,175
STORE Capital Corp. REIT	876	29,766
Sun Communities, Inc. REIT	224	34,037
Sunstone Hotel Investors, Inc. REIT	2,912	32,993
Tyson Foods, Inc., Class A	428	27,580
Uniti Group, Inc. REIT	1,599	18,756
Ventas, Inc. REIT	1,035	50,756
VEREIT, Inc. REIT	982	37,110
VICI Properties, Inc. REIT	1,220	31,110
Vulcan Materials Co.	338	50,129
Welltower, Inc. REIT	1,246	80,517
Weyerhaeuser Co. REIT	1,585	53,145
WP Carey, Inc. REIT	926	65,357
Xenia Hotels & Resorts, Inc. REIT	1,648	25,050
		5,564,490
Total Common Stocks (Cost $14,376,700)		15,872,679

Exchange-Traded Funds | 5.6%
Aberdeen Standard Physical Silver Shares ETF (Δ)	5,500	140,525
SPDR Gold Shares (Δ)	6,808	1,214,275

Total Exchange-Traded Funds (Cost $1,244,718)		1,354,800

The accompanying notes are an integral part of these financial statements.

Annual Report  49

		Fair
Description	Shares	Value

Lazard Real Assets Portfolio (•) (continued)

Short-Term Investments | 23.8%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01% (7 day yield) (Δ) (Cost $5,725,684)	5,725,684	$5,725,684

Total Investments | 95.3% (Cost $21,347,102) (»)		$22,953,163

Cash and Other Assets in Excess of Liabilities | 4.7%		1,121,093

Net Assets | 100.0%		$24,074,256

The accompanying notes are an integral part of these financial statements.

50  Annual Report

Lazard Real Assets Portfolio (•) (continued)

Forward Currency Contracts open at December 31, 2020:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

AUD	54,067	USD	40,924	JPM	03/25/21	$786	$—
CAD	3,970	USD	3,083	SSB	03/25/21	37	—
EUR	112,510	USD	138,079	JPM	03/25/21	—	384
USD	215,828	AUD	285,834	CIT	03/25/21	—	4,679
USD	30,475	AUD	40,377	HSB	03/25/21	—	674
USD	321,414	AUD	425,772	JPM	03/25/21	—	7,048
USD	210,326	AUD	278,596	SSB	03/25/21	—	4,597
USD	31,470	CAD	40,118	CIT	03/25/21	—	54
USD	14,434	CAD	18,406	JPM	03/25/21	—	29
USD	922,090	EUR	756,630	CIT	03/25/21	—	3,915
USD	1,834,793	EUR	1,506,534	HSB	03/25/21	—	8,985
USD	1,308,212	EUR	1,074,039	SSB	03/25/21	—	6,255
USD	866,892	GBP	645,208	HSB	03/25/21	—	15,867
USD	507,313	GBP	377,415	JPM	03/25/21	—	9,058
USD	133,042	GBP	98,864	SSB	03/25/21	—	2,222
USD	158,526	HKD	1,228,910	CIT	03/25/21	—	18
USD	18,648	HKD	144,543	SSB	03/25/21	—	—
USD	94,107	HKD	729,547	SSB	03/25/21	—	13
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$823	$63,798

Futures Contracts open at December 31, 2020 (Δ):

Type	Number of Contracts	Notional Amount	Expiration Date	Notional Cost	Fair Value	Unrealized Appreciation	Unrealized Depreciation

Natural Gas	10	$100,000	02/24/2021	$256,600	$252,600	$—	$4,000
Sugar 11	2	224,000	02/26/2021	28,963	34,698	5,734	—
Cotton No. 2	1	50,000	03/09/2021	35,161	39,060	3,899	—
Low Sulphur Gasoil	1	100	03/11/2021	42,775	42,500	—	275
Soybean Oil	1	60,000	03/12/2021	24,342	25,440	1,098	—
Total gross unrealized appreciation/depreciation on Futures Contracts						$10,731	$4,275

The accompanying notes are an integral part of these financial statements.

Annual Report  51

Lazard Real Assets Portfolio (•) (continued)

Total Return Swap Agreements open at December 31, 2020 (Δ):

Currency	Counterparty	Notional Amount	Expiration Date	Receive	Pay	Payable	Payment Frequency	Unrealized Appreciation

USD	GSC	$5,594,481	10/22/21	Appreciation,	0.00%	Depreciation,	Upon	$407,293
				and dividends paid, on commodities in a custom momentum basket		and dividend expense (if applicable), on commodities in a custom momentum basket	Maturity(a)

(a)	For swap agreements, the net settlement will occur on the expiration date.

The accompanying notes are an integral part of these financial statements.

52  Annual Report

Lazard Real Assets Portfolio (•) (concluded)

The following table represents the commodity exposure expressed as a percentage of the notional amount of the individual commodity underlying the custom total return basket swap agreements with GSC, as of December 31, 2020:

Commodity	Commodity Index Ticker Symbol	Commodity Exposure Expressed as a Percentage of Notional Amount

Aluminum	BCOMAL	4.86%
Bean Oil	BCOMBO	3.61
Brent Crude	BCOMCO	3.18
Coffee	BCOMKC	2.25
Copper	BCOMHG	11.29
Corn	BCOMCN	8.49
Cotton	BCOMCT	0.32
Crude Oil	BCOMCL	3.23
Gasoline (RBOB)	BCOMRB	0.29
Gold	BCOMGC	1.69
Heating Oil	BCOMHO	2.96
Kansas Wheat	BCOMKW	3.13
Lean Hogs	BCOMLH	2.95
Live Cattle	BCOMLC	3.75
Natural Gas	BCOMNG	8.18
Nickel	BCOMNI	3.10
Silver	BCOMSI	5.11
Soy Meal	BCOMSM	7.99
Soybeans	BCOMSY	11.87
Sugar	BCOMSB	2.64
Wheat	BCOMWH	5.14
Zinc	BCOMZS	3.97
Total		100.00%

The accompanying notes are an integral part of these financial statements.

Annual Report  53

The Lazard Funds, Inc. Notes to Portfolios of Investments
December 31, 2020

(*)	Non-income producing security.
(§)	Variable and floating rate securities are securities for which interest rate changes are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2020.
(#)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At December 31, 2020, these securities amounted to 1.8% of net assets of Lazard Global Dynamic Multi-Asset Portfolio.
(»)	The portfolio, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.
(•)	Lazard Real Assets Portfolio’s Portfolio of Investments and accompanying notes are presented on a consolidated basis.
(Δ)	The security is owned by Lazard Real Assets Portfolio, Ltd., a wholly-owned subsidiary of the Lazard Real Assets Portfolio. See Note 1 in the Notes to the Financial Statements.

Security Abbreviations:

ADR	—	American Depositary Receipt
BBSW	—	Bank Bill Swap Reference Rate
ETF	—	Exchange-Traded Fund
EURIBOR	—	Euro Interbank Offered Rate
LIBOR	—	London Interbank Offered Rate
NIBOR	—	Norway Interbank Offered Rate
PJSC	—	Public Joint Stock Company
REIT	—	Real Estate Investment Trust
SOFR	—	Secured Overnight Financing Rate

Currency Abbreviations:

AUD	—	Australian Dollar	JPY	—	Japanese Yen
CAD	—	Canadian Dollar	KRW	—	South Korean Won
CHF	—	Swiss Franc	MXN	—	Mexican New Peso
CLP	—	Chilean Peso	NOK	—	Norwegian Krone
CNH	—	Chinese Yuan Renminbi	NZD	—	New Zealand Dollar
CZK	—	Czech Koruna	PEN	—	Peruvian Sol
COP	—	Colombian Peso	PHP	—	Philippine Peso
DKK	—	Danish Krone	PLN	—	Polish Zloty
EUR	—	Euro	RON	—	New Romanian Leu
GBP	—	British Pound Sterling	RUB	—	Russian Ruble
HKD	—	Hong Kong Dollar	SEK	—	Swedish Krona
HUF	—	Hungarian Forint	SGD	—	Singapore Dollar
IDR	—	Indonesian Rupiah	THB	—	Thai Baht
INR	—	Indian Rupee	USD	—	United States Dollar

Counterparty Abbreviations:

CIT	—	Citibank NA
GSC	—	Goldman Sachs International
HSB	—	HSBC Bank USA NA
JPM	—	JPMorgan Chase Bank NA
MSC	—	Morgan Stanley & Co.
SSB	—	State Street Bank and Trust Co.

The accompanying notes are an integral part of these financial statements.

54  Annual Report

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country:

Industry†	Lazard Global Dynamic Multi-Asset Portfolio	Lazard Real Assets Portfolio

Common Stocks and Corporate & Quasi Government Bonds
Aerospace & Defense	0.8%	—%
Air Freight & Logistics	0.2	—
Auto Components	0.4	—
Automobiles	1.9	—
Banks	4.3	—
Beverages	2.4	—
Biotechnology	0.3	—
Building Products	0.4	—
Capital Markets	3.1	—
Chemicals	0.6	0.2
Commercial Services & Suppliers	0.2	—
Communications Equipment	0.5	—
Construction & Engineering	0.1	5.7
Construction Materials	0.1	0.2
Consumer Finance	0.7	—
Containers & Packaging	0.4	—
Distributors	—	—
Diversified Consumer Services	0.3	—
Diversified Financial Services	0.5	—
Diversified Telecommunication Services	1.9	—
Electric Utilities	0.5	3.4
Electrical Equipment	1.7	—
Electronic Equipment, Instruments & Components	0.4	—
Energy Equipment & Services	0.1	—
Entertainment	0.7	—
Equity Real Estate Investment Trusts (REITs)	0.8	21.5
Food & Staples Retailing	1.7	—
Food Products	0.4	0.4
Gas Utilities	0.1	4.4
Health Care Equipment & Supplies	0.7	—
Health Care Providers & Services	2.0	—
Hotels, Restaurants & Leisure	2.6	0.9
Household Durables	0.2	—
Household Products	1.9	—
Independent Power & Renewable Electricity Producers	0.2	—
Industrial Conglomerates	0.4	—
Insurance	1.8	—

The accompanying notes are an integral part of these financial statements.

Annual Report  55

Industry†	Lazard Global Dynamic Multi-Asset Portfolio	Lazard Real Assets Portfolio

Interactive Media & Services	2.0%	—%
Internet & Direct Marketing Retail	1.5	—
IT Services	1.6	—
Leisure Products	0.3	—
Life Sciences Tools & Services	1.6	—
Machinery	1.6	—
Marine	0.1	—
Media	0.7	1.4
Metals & Mining	0.7	1.0
Multiline Retail	0.8	—
MultiUtilities	0.3	5.5
Oil, Gas & Consumable Fuels	0.7	—
Personal Products	1.0	—
Pharmaceuticals	3.6	—
Professional Services	1.0	—
Real Estate Management & Development	0.4	8.7
Road & Rail	0.8	3.2
Semiconductors & Semiconductor Equipment	1.6	—
Software	4.5	—
Specialty Retail	1.8	—
Technology Hardware, Storage & Peripherals	2.4	—
Textiles, Apparel & Luxury Goods	0.3	—
Thrifts & Mortgage Finance	—	—
Tobacco	0.1	—
Trading Companies & Distributors	0.3	—
Transportation Infrastructure	—	5.8
Water Utilities	—	3.6
Wireless Telecommunication Services	0.8	—
Subtotal	65.8	65.9
Exchange Traded Funds	5.3	5.6
Foreign Government Obligations	23.2	—
Supranationals	3.7	—
US Municipal Bonds	0.7	—
US Treasury Securities	0.5	—
Short-Term Investments	0.6	23.8
Total Investments	99.8%	95.3%

†	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

56  Annual Report

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The Lazard Funds, Inc. Statements of Assets and Liabilities

	Lazard	Lazard
	Global Dynamic	Opportunistic
	Multi-Asset	Strategies
December 31, 2020	Portfolio	Portfolio

ASSETS
Investments in securities, at fair value	$58,068,675	$78,378,397
Cash	200,249	1,404
Foreign currency, at fair value	26	—
Receivables for:
Dividends and interest	274,972	18,750
Capital stock sold	234	6
Amount due from Investment Manager (Note 3)	—	—
Cash collateral due from broker on futures contracts and swap agreements	—	—
Receivable for variation margin on open futures contracts	—	—
Gross unrealized appreciation on:
Swap agreements	—	—
Forward currency contracts	648,637	—
Total assets	59,192,793	78,398,557

LIABILITIES
Payables for:
Management fees	22,101	43,369
Accrued professional services	35,702	29,576
Accrued shareholders’ reports	1,062	18,991
Accrued registration fees	1,530	16,314
Accrued custodian fees	51,428	12,332
Accrued directors’ fees	25	124
Accrued distribution fees	52	37
Capital stock redeemed	—	1,696
Investments purchased	200,249	—
Gross unrealized depreciation on forward currency contracts	718,080	—
Other accrued expenses and payables	1,529	6,237
Total liabilities	1,031,758	128,676
Net assets	$58,161,035	$78,269,881

NET ASSETS
Paid in capital	$52,231,443	$67,882,718
Distributable earnings (Accumulated loss)	5,929,592	10,387,163
Net assets	$58,161,035	$78,269,881

Institutional Shares
Net assets	$57,925,017	$78,116,079
Shares of capital stock outstanding*	5,427,381	7,380,473
Net asset value, offering and redemption price per share	$10.67	$10.58

Open Shares
Net assets	$236,018	$153,802
Shares of capital stock outstanding*	22,108	14,614
Net asset value, offering and redemption price per share	$10.68	$10.52
Cost of investments in securities	$50,688,367	$67,670,632
Cost of foreign currency	$26	$—

*	$0.001 par value, 6,900,000,000 shares authorized for the Portfolios in total.
(a)	Consolidated Statement of Assets and Liabilities.

The accompanying notes are an integral part of these financial statements.

58  Annual Report

Lazard
Real Assets
Portfolio (a)

$22,953,163
—
1,756

58,912
10
20,305

774,604

13,636

407,293
823
24,230,502

—
42,836
659
3,841
41,624
8
16
—
1

63,798
3,463
156,246
$24,074,256

$22,697,742
1,376,514
$24,074,256

$23,958,588
2,319,287

$10.33

$115,668
11,188

$10.34
$21,347,102
$1,740

Annual Report  59

The Lazard Funds, Inc. Statements of Operations

	Lazard	Lazard
	Global Dynamic	Opportunistic
	Multi-Asset	Strategies
For the Period Ended December 31, 2020	Portfolio	Portfolio

Investment Income (Loss)
Income
Dividends	$453,531	$1,169,100
Interest	442,083	45,617
Total investment income*	895,614	1,214,717
Expenses
Management fees (Note 3)	412,167	766,045
Registration fees	36,752	51,563
Professional services	43,143	49,035
Shareholders’ reports	7,564	35,773
Custodian fees	132,980	32,501
Administration fees	27,264	30,189
Shareholders’ services	9,689	17,011
Directors’ fees and expenses	7,394	9,004
Distribution fees (Open Shares)	665	396
Other^	6,301	10,335
Total gross expenses before broker expense on securities sold short	683,919	1,001,852
Broker expense on securities sold short	—	7,179
Total gross expenses	683,919	1,009,031
Management fees waived and expenses reimbursed	(218,962)	(215,717)
Total net expenses	464,957	793,314
Net investment income (loss)	430,657	421,403
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments**	(538,842)	986,691
Securities sold short	—	(146,392)
Foreign currency transactions	(38,475)	—
Forward currency contracts	409,494	—
Futures contracts	—	—
Swap agreements	—	—
Total net realized gain (loss)	(167,823)	840,299

Net change in unrealized appreciation (depreciation) on:
Investments	1,909,974	4,899,229
Securities sold short	—	473,033
Foreign currency translations	6,562	—
Forward currency contracts	(66,272)	—
Futures contracts	—	—
Swap agreements	—	—
Total net change in unrealized appreciation (depreciation)	1,850,264	5,372,262
Net realized and unrealized gain (loss)	1,682,441	6,212,561
Net increase (decrease) in net assets resulting from operations	$2,113,098	$6,633,964
* Net of foreign withholding taxes of	$19,346	$—
** Net of foreign capital gains taxes of	$—	$—
^ Includes interest on line of credit of	$34	$72
(a)	Consolidated Statement of Operations.

The accompanying notes are an integral part of these financial statements.

60  Annual Report

Lazard
Real Assets
Portfolio (a)

$383,823
133,070
516,893

135,709
37,858
75,615
5,886
114,596
23,662
8,828
15,868
457
10,886

429,365
—
429,365
(256,903)
172,462
344,431

490,154
—
(1,233)
(413,715)
(117,932)
2,963
(39,763)

136,077
—
802
(1,263)
8,784
393,892
538,292
498,529

$842,960
$21,495
$86
$58

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The Lazard Funds, Inc. Statements of Changes in Net Assets

	Lazard
	Global Dynamic Multi-Asset Portfolio
	Year Ended	Year Ended
	December 31,	December 31,
	2020	2019

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$430,657	$647,125
Net realized gain (loss)	(167,823)	(34,410)
Net change in unrealized appreciation (depreciation)	1,850,264	6,947,863
Net increase (decrease) in net assets resulting from operations	2,113,098	7,560,578

Distributions to shareholders (Note 2(h))
Net investment income and net realized gains
Institutional Shares	(1,164,138)	(607,408)
Open Shares	(4,081)	(2,851)
Net decrease in net assets resulting from distributions	(1,168,219)	(610,259)

Capital stock transactions
Net proceeds from sales
Institutional Shares	13,573,016	3,315,020
Open Shares	38,391	101,513
Net proceeds from reinvestment of distributions
Institutional Shares	1,164,138	607,408
Open Shares	4,081	2,851
Cost of shares redeemed
Institutional Shares	(5,246,998)	(5,930,367)
Open Shares	(90,981)	(74,979)
Net increase (decrease) in net assets from capital stock transactions	9,441,647	(1,978,554)
Total increase (decrease) in net assets	10,386,526	4,971,765
Net assets at beginning of period	47,774,509	42,802,744
Net assets at end of period	$58,161,035	$47,774,509

The accompanying notes are an integral part of these financial statements.

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Lazard		Lazard
Opportunistic Strategies Portfolio		Real Assets Portfolio (a)
Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,
2020	2019	2020	2019

$421,403	$996,030	$344,431	$274,713
840,299	3,928,159	(39,763)	(29,648)
5,372,262	9,164,208	538,292	2,305,670
6,633,964	14,088,397	842,960	2,550,735

(1,635,417)	(1,640,929)	(890,908)	(392,070)
(2,819)	(3,453)	(3,741)	(1,189)

(1,638,236)	(1,644,382)	(894,649)	(393,259)

4,433,096	7,393,394	6,113,393	246,555
1,947	6,169	1,056,495	15,632

1,561,574	1,534,238	890,908	392,070
2,617	3,285	3,741	1,189

(16,379,299)	(40,611,931)	(451,652)	(1,438,693)
(62,305)	(121,466)	(1,066,899)	(653)

(10,442,370)	(31,796,311)	6,545,986	(783,900)
(5,446,642)	(19,352,296)	6,494,297	1,373,576
83,716,523	103,068,819	17,579,959	16,206,383
$78,269,881	$83,716,523	$24,074,256	$17,579,959

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	Lazard
	Global Dynamic Multi-Asset Portfolio
	Year Ended	Year Ended
	December 31,	December 31,
	2020	2019

Shares issued and redeemed

Institutional Shares
Shares outstanding at beginning of period	4,403,915	4,593,006
Shares sold	1,431,989	324,728
Shares issued to shareholders from reinvestment of distributions	110,450	56,451
Shares redeemed	(518,973)	(570,270)
Net increase (decrease)	1,023,466	(189,091)
Shares outstanding at end of period	5,427,381	4,403,915

Open Shares
Shares outstanding at beginning of period	27,210	24,305
Shares sold	3,726	9,879
Shares issued to shareholders from reinvestment of distributions	387	265
Shares redeemed	(9,215)	(7,239)
Net increase (decrease)	(5,102)	2,905
Shares outstanding at end of period	22,108	27,210

(a)	Consolidated Statements of Changes in Net Assets.

The accompanying notes are an integral part of these financial statements.

64  Annual Report

Lazard		Lazard
Opportunistic Strategies Portfolio		Real Assets Portfolio (a)
Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,
2020	2019	2020	2019

8,460,555	11,766,647	1,639,120	1,715,687
460,110	781,937	636,605	23,075

148,761	155,602	89,265	37,072
(1,688,953)	(4,243,631)	(45,703)	(136,714)
(1,080,082)	(3,306,092)	680,167	(76,567)
7,380,473	8,460,555	2,319,287	1,639,120

21,180	32,902	6,050	4,528
205	648	119,887	1,474

251	335	373	112
(7,022)	(12,705)	(115,122)	(64)
(6,566)	(11,722)	5,138	1,522
14,614	21,180	11,188	6,050

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The Lazard Funds, Inc. Financial Highlights

LAZARD GLOBAL DYNAMIC MULTI-ASSET PORTFOLIO

Selected data for a share					For the Period
of capital stock outstanding	Year Ended				5/27/16* to
throughout the period	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16

Institutional Shares
Net asset value, beginning of period	$10.78	$9.27	$11.49	$10.00	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.08	0.14	0.16	0.15	0.06
Net realized and unrealized gain (loss)	0.02	1.51	(0.92)	1.92	(0.01)

Total from investment operations	0.10	1.65	(0.76)	2.07	0.05
Less distributions from:
Net investment income	(0.21)	(0.14)	(0.20)	(0.14)	(0.05)
Net realized gains	—	—	(1.26)	(0.44)	— (b)

Total distributions	(0.21)	(0.14)	(1.46)	(0.58)	(0.05)

Net asset value, end of period	$10.67	$10.78	$9.27	$11.49	$10.00

Total Return (c)	1.00%	17.80%	–6.35%	20.69%	0.53%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$57,925	$47,481	$42,577	$68,761	$48,544
Ratios to average net assets (d):
Net expenses	0.90%	0.90%	0.90%	0.90%	0.90%
Gross expenses	1.32%	1.45%	1.34%	1.42%	2.14%
Net investment income (loss)	0.84%	1.36%	1.36%	1.40%	0.95%
Portfolio turnover rate	173%	125%	120%	102%	67%

The accompanying notes are an integral part of these financial statements.

66  Annual Report

Selected data for a share					For the Period
of capital stock outstanding	Year Ended				5/27/16* to
throughout the period	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16

Open Shares
Net asset value, beginning of period	$10.78	$9.27	$11.49	$10.00	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.06	0.11	0.12	0.12	0.04
Net realized and unrealized gain (loss)	0.03	1.51	(0.91)	1.91	(0.01)

Total from investment operations	0.09	1.62	(0.79)	2.03	0.03
Less distributions from:
Net investment income	(0.19)	(0.11)	(0.17)	(0.10)	(0.03)
Net realized gains	—	—	(1.26)	(0.44)	— (b)

Total distributions	(0.19)	(0.11)	(1.43)	(0.54)	(0.03)

Net asset value, end of period	$10.68	$10.78	$9.27	$11.49	$10.00

Total Return (c)	0.84%	17.46%	–6.64%	20.33%	0.35%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$236	$293	$225	$414	$210
Ratios to average net assets (d):
Net expenses	1.15%	1.18%	1.20%	1.20%	1.20%
Gross expenses	3.09%	5.45%	4.20%	5.79%	9.43%
Net investment income (loss)	0.61%	1.10%	1.07%	1.09%	0.72%
Portfolio turnover rate	173%	125%	120%	102%	67%

*	The Portfolio commenced operations on May 27, 2016.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.
(d)	Annualized for a period of less than one year except for non-recurring expenses.

The accompanying notes are an integral part of these financial statements.

Annual Report  67

LAZARD OPPORTUNISTIC STRATEGIES PORTFOLIO

Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16

Institutional Shares
Net asset value, beginning of period	$9.87	$8.74	$10.60	$9.70	$9.36
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.05	0.10	0.14	0.10	0.16	^
Net realized and unrealized gain (loss)	0.88	1.23	(1.48)	1.62	0.34

Total from investment operations	0.93	1.33	(1.34)	1.72	0.50
Less distributions from:
Net investment income	(0.05)	(0.12)	(0.02)	(0.14)	(0.14)
Net realized gains	(0.17)	(0.08)	(0.48)	(0.68)	—
Return of capital	—	—	(0.02)	—	(0.02)

Total distributions	(0.22)	(0.20)	(0.52)	(0.82)	(0.16)

Redemption fees	—	—	—	—	—	(b)

Net asset value, end of period	$10.58	$9.87	$8.74	$10.60	$9.70

Total Return (c)	9.47%	15.16%	–12.72%	17.74%	5.36	%^

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$78,116	$83,509	$102,783	$151,767	$141,494
Ratios to average net assets:
Net expenses	1.04%	1.22%	1.02%	1.05%	1.02	%^
Gross expenses	1.30%	1.43%	1.15%	1.18%	1.19%
Gross expenses, excluding expenses on securities sold short	1.29%	1.23%	1.15%†	1.15%	1.19%
Net investment income (loss)	0.55%	1.08%	1.32%	0.99%	1.72	%^
Portfolio turnover rate:
Excluding securities sold short	88%	82%	227%	142%	238%
Including securities sold short	94%	99%	N/A %†	153%	N/A	%†

The accompanying notes are an integral part of these financial statements.

68  Annual Report

Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16

Open Shares
Net asset value, beginning of period	$9.82	$8.69	$10.55	$9.65	$9.32
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.03	0.07	0.10	0.05	0.13	^
Net realized and unrealized gain (loss)	0.86	1.23	(1.46)	1.64	0.33

Total from investment operations	0.89	1.30	(1.36)	1.69	0.46
Less distributions from:
Net investment income	(0.02)	(0.09)	—	(0.11)	(0.11)
Net realized gains	(0.17)	(0.08)	(0.48)	(0.68)	—
Return of capital	—	—	(0.02)	—	(0.02)

Total distributions	(0.19)	(0.17)	(0.50)	(0.79)	(0.13)

Net asset value, end of period	$10.52	$9.82	$8.69	$10.55	$9.65

Total Return (c)	9.14%	14.91%	–13.05%	17.48%	4.97	%^

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$154	$208	$286	$428	$823
Ratios to average net assets:
Net expenses	1.28%	1.51%	1.32%	1.34%	1.32	%^
Gross expenses	7.75%	3.78%	4.22%	3.87%	3.31%
Gross expenses, excluding expenses on securities sold short	7.74%	3.58%	4.22%†	3.85%	3.31	%†
Net investment income (loss)	0.31%	0.76%	1.00%	0.53%	1.43	%^
Portfolio turnover rate:
Excluding securities sold short	88%	82%	227%	142%	238%
Including securities sold short	94%	99%	N/A %†	153%	N/A	%†

The accompanying notes are an integral part of these financial statements.

Annual Report  69

†	No securities sold short during the year.
^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the period. The amount of the reimbursement was less than $0.005 per share. There was no impact on the total return of the Portfolio. The net expenses and net investment income (loss) ratios of the Portfolio would be unchanged as the change to period custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income (loss).
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

70  Annual Report

LAZARD REAL ASSETS PORTFOLIO^

Selected data for a share					For the Period
of capital stock outstanding	Year Ended				12/31/16* to
throughout each period	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16

Institutional Shares
Net asset value, beginning of period	$10.69	$9.42	$10.71	$10.00	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.17	0.16	0.16	0.19	—
Net realized and unrealized gain (loss)	(0.12)	1.35	(0.96)	0.78	— (b)

Total from investment operations	0.05	1.51	(0.80)	0.97	— (b)
Less distributions from:
Net investment income	(0.20)	(0.24)	(0.25)	(0.13)	—
Net realized gains	(0.21)	— (b)	(0.24)	(0.13)	—

Total distributions	(0.41)	(0.24)	(0.49)	(0.26)	—

Net asset value, end of period	$10.33	$10.69	$9.42	$10.71	$10.00

Total Return (c)	0.61%	16.07%	–7.47%	9.80%	0.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$23,959	$17,515	$16,164	$17,812	$13,090
Ratios to average net assets (d):
Net expenses	0.86%	0.90%	0.90%	0.90%	0.00%
Gross expenses	2.13%	2.20%	2.04%	3.13%	3.49%
Net investment income (loss)	1.73%	1.59%	1.53%	1.79%	0.00%
Portfolio turnover rate	109%	44%	72%	76%	0%

The accompanying notes are an integral part of these financial statements.

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Selected data for a share				For the Period
of capital stock outstanding	Year Ended			1/9/17* to
throughout each period	12/31/20	12/31/19	12/31/18	12/31/17

Open Shares
Net asset value, beginning of period	$10.67	$9.41	$10.70	$10.03
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.17	0.14	0.14	0.18
Net realized and unrealized gain (loss)	(0.14)	1.33	(0.96)	0.74

Total from investment operations	0.03	1.47	(0.82)	0.92
Less distributions from:
Net investment income	(0.15)	(0.21)	(0.23)	(0.12)
Net realized gains	(0.21)	— (b)	(0.24)	(0.13)

Total distributions	(0.36)	(0.21)	(0.47)	(0.25)

Net asset value, end of period	$10.34	$10.67	$9.41	$10.70

Total Return (c)	0.42%	15.70%	–7.70%	9.17%

Ratios and Supplemental Data:

Net assets, end of period (in thousands)	$116	$65	$43	$135
Ratios to average net assets (d):
Net expenses	1.13%	1.10%	1.15%	1.15%
Gross expenses	4.64%	23.75%	13.72%	20.65%
Net investment income (loss)	1.77%	1.39%	1.29%	1.69%
Portfolio turnover rate	109%	44%	72%	76%

^	Consolidated Financial Highlights.
*	The inception date for the Institutional Shares was December 30, 2016 and for the Open Shares was January 9, 2017.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(d)	Annualized for a period of less than one year except for non-recurring expenses.

The accompanying notes are an integral part of these financial statements.

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The Lazard Funds, Inc. Notes to Financial Statements

December 31, 2020

1. Organization

The Lazard Funds, Inc. was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of December 31, 2020, the Fund was comprised of thirty no-load portfolios (each referred to as a “Portfolio”). This report includes only the financial statements of the Lazard Global Dynamic Multi-Asset Portfolio (“Global Dynamic Multi-Asset”), the Lazard Opportunistic Strategies Portfolio (“Opportunistic Strategies”), and the Lazard Real Assets Porfolio (“Real Assets”, which was formerly the Lazard Real Assets and Pricing Portfolio). The financial statements of the other twenty-seven Portfolios are presented separately.

The Portfolios are operated as “diversified” funds, as defined in the 1940 Act.

Each Portfolio currently offers Institutional Shares and Open Shares. Each share class is identical except as to minimum investment requirements; the services offered to, and expenses borne by, each class; and the availability of Service Payments (as defined in the Fund’s prospectus).

Lazard Real Assets Portfolio commenced investment operations and issued Institutional Shares on December 30, 2016. Lazard Real Assets Portfolio, Ltd. (formerly Lazard Real Assets and Pricing Opportunities Portfolio, Ltd.) (the “Subsidiary”), organized under the laws of the Cayman Islands, was incorporated on October 7, 2016 and commenced operations on December 30, 2016. The Subsidiary acts as an investment vehicle for the Portfolio in order to effect certain investments on behalf of the Portfolio, consistent with its investment objective and policies as described in its prospectus. In addition to investing directly in commodity-linked instruments, the Portfolio may gain exposure to the commodities markets by investing up to 25% of its total assets in the Subsidiary. The financial statements of the Portfolio have been consolidated and include the accounts of both the Portfolio and the Subsidiary. All inter-company balances and transactions have been eliminated in consolidation. As of December 31, 2020, net assets of the Portfolio were $ 24,074,256, of which $ 4,877,940, or 20.26%, represented the

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Portfolio’s ownership of all issued shares and voting rights of the Subsidiary.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with GAAP. The Fund is an investment company and therefore applies specialized accounting guidance in accordance with Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Equity securities traded on a securities exchange or market, including exchange-traded option contracts, rights and warrants, are valued at the last reported sales price (for US listed equity securities) or the closing price (for non-US listed equity securities) on the exchange or market on which the security is principally traded or, for securities trading on the NASDAQ National Market System (“NASDAQ”), the NASDAQ Official Closing Price. If there is no available closing price for a non-US listed equity security, the last reported sales price is used. If there are no reported sales of a security on the valuation date, the security is valued at the most recent quoted bid price on such date reported by such principal exchange or market. Futures contracts are valued at the settlement price on the exchange on which the contract is principally traded. Over the counter swap agreements are valued by an independent pricing service and centrally cleared swaps are valued at the last reported sale on the clearing exchange. Forward currency contracts generally are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s net asset value (“NAV”) per share.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based on, among other things, trading in securities with similar characteristics, brokers’ quotations and/or a matrix system which considers such factors as other security prices, yields and maturities.

Calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of portfolio assets used

74  Annual Report

in such calculation. Trading on certain non-US securities exchanges or markets, such as those in Europe and Asia, may be completed before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange (the “NYSE”) is open). In addition, securities trading in a particular non-US country or countries, may not take place on all business days in New York and on which the NAV of a Portfolio is calculated.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Fund’s Board of Directors (the “Board”). The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. Certain non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The Valuation Committee of the Investment Manager, which is subject to the oversight of the Board, may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio management team also will be considered.

The effect of using fair value pricing is that the NAV of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most

Annual Report  75

recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income and dividend expenses on short sales are recorded on the ex-dividend date except for certain dividends from non-US securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by a Portfolio. Interest income, if any, is accrued daily. A Portfolio amortizes premiums and accretes discounts on fixed-income securities using the effective yield method.

A Portfolio may be subject to taxes imposed by non-US countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized and/or unrealized). An affected Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and/or unrealized) from the applicable Portfolio securities.

(c) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Daily fluctuations in the value of forward currency contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, the

76  Annual Report

Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed. Net realized gain (loss) on foreign currency transactions and forward currency contracts represent net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency translations reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

During the year ended December 31, 2020, the Global Dynamic Multi-Asset and Real Assets Portfolios traded in forward currency contracts.

(d) Futures Contracts—For hedging and investment purposes, certain Portfolios may enter into futures contracts in US domestic markets, or exchanges located outside the United States.

Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits a Portfolio might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the Portfolio could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

Engaging in these transactions involves risk of loss to the Portfolio which could adversely affect the value of the Portfolio’s net assets.

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Although each of these Portfolios intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio to substantial losses.

During the year ended December 31, 2020, the Real Assets Portfolio traded in futures contracts.

(e) Swap Agreements—Swap agreements on equity securities involve commitments to pay interest in exchange for a market linked return based on a notional amount. The counterparty pays out the total return of the equity security or basket of equity securities and, in return, receives a regular stream of payments, based on an agreed-upon interest rate. To the extent the total return of the security or basket of securities underlying the transaction exceeds (or falls short of) the offsetting interest rate obligation, a Portfolio will receive a payment from (or make a payment to) the counterparty.

Commodity-linked swap agreements involve commitments to pay interest in exchange for a commodity-linked return based on a notional amount. To the extent the return of the reference commodity or commodity index or basket of reference commodities or commodity indexes underlying the transaction exceeds (or falls short of) the offsetting interest rate obligation, a Portfolio will receive a payment from (or make a payment to) the counterparty.

Swap agreements generally are valued by an independent pricing service, and the change in value, if any, is recorded as unrealized appreciation (depreciation) on swap agreements in a Portfolio’s accompanying Statement of Assets and Liabilities. Once the

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interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swap agreements in a Portfolio’s accompanying Statement of Operations, in addition to any realized gain (loss) recorded upon the termination of swap agreements.

During the year ended December 31, 2020, the Real Assets Portfolios traded in swap agreements.

(f) Short Sales—A short sale is a transaction in which a Portfolio sells securities it does not own but has borrowed in anticipation of a decline in the market price of the securities. The initial amount of a short sale is recorded as a liability which is marked-to-market daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses. A Portfolio realizes a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Short sales by a Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. The Portfolio may have to pay a fee to borrow the particular security and is liable to the buyer for any dividends or interest payable on securities while those securities are in a short position. These dividends and interest amounts are an expense of the Portfolio. The Portfolio designates collateral consisting of cash, US government securities or other liquid assets sufficient to collateralize the market value of short positions.

Proceeds from short sales are generally retained in cash accounts or invested in securities that are cash equivalents. With regard to securities borrowed as of December 31, 2020, pursuant to short sale arrangements, a Portfolio has a right to set off any assets held (including the borrowed securities) or obligations owed to the lender (State Street), in the event of the lender’s default, against any obligations owed by the lender to the Portfolio under any agreement or collateral document, including the collateral value of the Securities Loan Collateral, as that term is defined in the Securities Lending and Services Agreement between the Fund and State Street.

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For the year ended December 31, 2020, proceeds from securities sold short and purchases to cover short positions for the Opportunistic Strategies Portfolio were $0 and $4,647,604, respectively.

(g) Federal Income Taxes—The Fund’s policy is for each Portfolio to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2020, the Global Dynamic Multi-Asset Portfolio had $896,176 unused short-term realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains.

Under current tax law, post-October capital losses or certain late-year ordinary losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2020, the following Portfolios elected to defer such losses as follows:

Portfolio	Post-October Capital Loss Deferral	Late-Year Ordinary Loss Deferral
Opportunistic Strategies	$314,145	$ —
Real Assets	15,048	281,359

For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) were as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Global Dynamic Multi-Asset	$50,786,541	$ 6,847,245	$228,588	$6,618,657
Opportunistic Strategies	67,670,632	10,772,519	64,754	10,707,765
Real Assets	22,804,964	852,204	290,289	561,915

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Management has analyzed the Portfolios tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on tax returns filed for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitations. Each Portfolio files a US federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

(h) Dividends and Distributions—For each Portfolio, income dividends are normally declared each business day and paid annually. except that the Real Assets Portfolio’s dividends from net investment income (if any), will be declared and paid quarterly. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolios, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; but may be distributed more frequently. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Real Assets Portfolio’s ordinary income and/or capital gains for that year, or any future tax year.

Income and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, wash sales, distributions redesignations, Treasury Inflation-Protected Securities, currency straddles, passive foreign investment companies, certain fixed-income securities, expenses, derivatives and distributions from real estate investment trusts. The book/tax differences relating to shareholder distri-

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butions may result in reclassifications among certain capital accounts.

Portfolio	Paid in Capital	Distributable Earnings (Accumulated Loss)

Global Dynamic Multi-Asset	$(17,637)	$17,637
Opportunistic Strategies	(12,678)	12,678
Real Assets	(30,135)	30,135

The tax character of dividends and distributions paid during the years ended December 31, were as follows:

	Ordinary Income		Long-Term Capital Gain
Portfolio	2020	2019	2020	2019

Global Dynamic Multi-Asset	$1,168,219	$486,191	$—	$124,068
Opportunistic Strategies	378,002	998,829	1,260,234	645,553
Real Assets	427,792	388,282	466,857	4,977

At December 31, 2020, the components of distributable earnings (accumulated loss), on a tax basis, were as follows:

Portfolio	Undistributed Ordinary Income (Deferred Ordinary Losses)	Undistributed Long-Term Capital Gain (Deferred Capital Losses)	Net Unrealized Appreciation (Depreciation) Including Foreign Currency

Global Dynamic Multi-Asset	$239,799	$(896,176)	$6,585,969
Opportunistic Strategies	—	(314,145)	10,701,308
Real Assets	—	(296,407)	1,672,921

(i) Allocation of Expenses—Expenses common to the Fund, Lazard Retirement Series, Inc. and Lazard Global Total Return and Income Fund, Inc. (each a “Lazard Fund” and collectively, the “Lazard Fund Complex”), each a registered management investment company advised by the Investment Manager, not directly chargeable to one or more specific Lazard Funds are allocated to the Fund and among its Portfolios primarily on the basis of relative net assets. Expenses of the Fund not directly chargeable to one or more Portfolios are similarly allocated among the Portfolios on the basis of relative net assets. Portfolios accrue distribution and service (12b-1) fees in the Open Share class. Each Portfolio’s income, expenses (other than class specific expenses) and realized and unrealized gains and

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losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(j) Redemption Fee—Until August 15, 2016, the Global Dynamic Multi-Asset and Opportunistic Strategies Portfolios imposed a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were acquired. The fees were retained by the Portfolios and are included as paid in capital on the Statements of Assets and Liabilities. As of August 15, 2016, redemption fees no longer apply to transactions in Portfolio shares.

(k) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

(l) Net Asset Value—The NAV per share for each class of each Portfolio is determined each day the NYSE is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE, and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. The NAV per share of a class is determined by dividing the value of the total assets of the Portfolio represented by such class, less all liabilities, by the total number of Portfolio shares of such class outstanding.

3. Investment Management, Administration, Custody, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into a management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager manages the investment operations of each Portfolio and the assets of each Portfolio including the purchase, retention and disposition thereof, in accordance with the Portfolio’s investment

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objectives, policies, and restrictions, and provides the Portfolios with administrative, operational and compliance assistance services. For its services provided to the Portfolios, the Investment Manager earns a management fee, accrued daily as a percentage of each Portfolio’s average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

Portfolio	Annual Rate

Global Dynamic Multi-Asset	0.80%
Opportunistic Strategies	1.00
Real Assets	0.65	(a)
(a)	From January 1, 2020 until September 1, 2020, the annual rate was 0.70%.

The Investment Manager provides investment management and other services to the Subsidiary. The Investment Manager does not receive separate compensation from the Subsidiary for providing such services. However, the Real Assets Portfolio pays the Investment Manager based on its net assets, which include the assets of the Subsidiary.

The Investment Manager has voluntarily agreed to waive its fees and, if necessary, reimburse each Portfolio until May 1, 2021 if the aggregate direct expenses of a Portfolio, exclusive of taxes, brokerage, interest on borrowings, dividend and interest expenses on securities sold short, fees and expenses of “Acquired Funds” (as defined in Form N-1A), fees and expenses related to filing foreign tax reclaims, and extraordinary expenses, on behalf of the Portfolio, exceed the percentages of the value of the Portfolio’s average daily net assets set forth opposite the Portfolio’s name in the table below. The Fund, on behalf of the Portfolio, may deduct from the payment to be made to the Investment Manager under the Management Agreement, or the Investment Manager will bear, such excess expenses.

Portfolio	Institutional Shares		Open Shares

Global Dynamic Multi-Asset	0.90%			1.15%
Opportunistic Strategies	1.02		1.27
Real Assets	0.80	(a)	1.05	(a)

(a)	From January 1, 2020 until September 1, 2020, annual rates were 0.90% and 1.15%, respectively.

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During the year ended December 31, 2020, the Investment Manager waived its management fees and reimbursed the following Portfolios for other expenses as follows:

	Institutional Shares		Open Shares
Portfolio	Management Fees Waived	Expenses Reimbursed	Management Fees Waived	Expenses Reimbursed

Global Dynamic Multi-Asset	$213,788	$—	$2,129	$3,045
Opportunistic Strategies	205,492	—	1,582	8,643
Real Assets	134,465	116,040	1,244	5,154

The aforementioned waivers and/or reimbursements are not subject to recoupment by the Investment Manager.

State Street serves as the Fund’s custodian and provides the Fund with certain administrative services.

In December 2015, State Street announced that it had identified inconsistencies in the way in which clients were invoiced for custody out-of-pocket expenses from 1998 until 2015. The difference between what was charged and what should have been charged, plus interest, was recorded as a reimbursement when determined in 2016. Pursuant to the expense limitations described above, the Lazard Opportunistic Strategies Portfolio experienced management fee waivers during the year ended December 31, 2016. Accordingly, the reimbursement of out-of-pocket expenses resulted in the reduction in the waiver of management fees for certain Portfolios for the year ended December 31, 2016.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears, amongst other things, the cost of preparing and distributing materials used by the Distributor in connection with its offering Portfolio shares and other advertising and promotional expenses.

Under a distribution and servicing plan adopted pursuant to Rule 12b-1 under the 1940 Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for certain distribution activities and providing services to holders of the Portfolio’s Open shares. The Distrib-

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utor may make payments to third parties such as financial institutions, securities dealers and other industry professionals in respect of these services.

DST is the Fund’s transfer agent and dividend disbursing agent.

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. For the period ended June 30, 2020, each Director who is not an affiliated person of the Investment Manager or any of its affiliates was paid by all of the Portfolios in the Lazard Fund Complex: (1) an annual retainer of $237,000, (2) an additional annual retainer of $33,700 to the lead Independent Director, and (3) an additional annual retainer of $23,500 to the Audit Committee Chair. The Independent Directors (an “Independent Director” is a Director who is not an “interested person” (as defined in the 1940 Act) of the Fund) also may be paid additional compensation for participation on ad hoc committees or other work performed on behalf of the Board. The Independent Directors may be paid additional fees for participation on ad hoc committees or other work performed on behalf of the Board. The Independent Directors are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings or incurred in connection with work performed on behalf of the Board. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. The compensation policy (i.e., retainer amounts and any additional fees as described above) for Independent Directors for the Lazard Fund Complex will remain the same in 2021. Independent Directors’ compensation and expenses are allocated among the active portfolios in the Lazard Fund Complex at a rate of $5,000 per active portfolio with the remainder allocated among the active Portfolios on the basis of relative net assets. The Statements of Operations shows the Independent Directors’ compensation and expenses paid by each Portfolio.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments and short sales) for the year ended December 31, 2020 were as follows:

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Portfolio	Purchases	Sales

Global Dynamic Multi-Asset	$84,924,395	$74,566,193
Opportunistic Strategies	59,802,621	66,028,079
Real Assets	18,374,112	14,049,486

	US Treasury Securities
Portfolio	Purchases	Sales
Global Dynamic Multi-Asset	$8,490,628	$9,013,776
Real Assets	$770,477	$3,217,683

At December 31, 2020, the Investment Manager owned 8.98% of the outstanding shares of the Global Dynamic Multi-Asset Portfolio.

For the year ended December 31, 2020, the Portfolios did not engage in any cross-trades in accordance with Rule 17a-7 under the 1940 Act, and no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

6. Line of Credit

The Fund has a $100 million committed line of credit pursuant to an Amended and Restated Loan Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at 1.00% plus the “Applicable Rate,” which is the higher of (a) the Federal Funds Rate plus 10 basis points and (b) the Overnight Bank Funding Rate (OBFR) plus 10 basis points, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.20% per annum fee on the unused portion of the commitment, payable quarterly in arrears. The Fund has also agreed to pay an upfront fee of 0.05% of the committed line amount. During the year ended December 31, 2020, the following Portfolios had borrowings under the Agreement as follows:

Portfolio	Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate	Number of Days Borrowings were Outstanding

Global Dynamic Multi-Asset	$259,000	$790,000	1.19%	4

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Opportunistic Strategies	317,500	430,000	1.36	6
Real Assets	755,000	755,000	1.39	2

*	For days borrowings were outstanding.

Management believes that the fair value of the liabilities under the Agreement is equivalent to the recorded amount based on its short-term maturity and interest rate, which fluctuates with the Applicable rate. A Portfolio’s outstanding balance under the Agreement, if any, would be categorized as Level 2.

7. Investment Risks

Not all risks described below apply to all Portfolios, or may not apply to the same degree for one or more Portfolios compared to one or more other Portfolios. In addition, not all risks applicable to an investment in a Portfolio are described below. Please see the current summary prospectus for the relevant Portfolio(s) or a current Portfolio prospectus for further information regarding a Portfolio’s investment strategy and related risks.

(a) Market Risk—A Portfolio may incur losses due to declines in one or more markets in which it invests. These declines may be the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s). To the extent that such developments impact specific industries, market sectors, countries or geographic regions, a Portfolio’s investments in such industries, market sectors, countries and/or geographic regions can be expected to be particularly affected, especially if such investments are a significant portion of its investment portfolio. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect a Portfolio. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers worldwide. As a result, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions or other events could have a significant negative impact on global economic and market conditions. The coronavirus disease 2019 (COVID-19) global pandemic and the aggressive responses taken by many governments or voluntarily imposed by

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private parties, including closing borders, restricting travel and imposing prolonged quarantines or similar restrictions, as well as the closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may be expected to impact a Portfolio and its investments.

(b) Fixed-Income and Debt Securities Risk—The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, a Portfolio may have to liquidate portfolio securities at disadvantageous prices.

A Portfolio’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering a Portfolio’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The market

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for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Some debt securities may give the issuer the option to call, or redeem, the securities before their maturity, and, during a time of declining interest rates, a Portfolio may have to reinvest the proceeds of called or redeemed securities in an investment offering a lower yield (and the Portfolio may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

Structured notes are privately negotiated debt instruments where the principal and/or interest is determined by reference to a specified asset, market or rate, or the differential performance of two assets or markets. Structured notes can have risks of both debt securities and derivatives transactions.

(c) Non-US Securities Risk—A Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

(d) Emerging Market Risk—Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

(e) Foreign Currency Risk—Investments denominated in currencies other than US dollars may experience a decline in value, in US

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dollar terms, due solely to fluctuations in currency exchange rates. A Portfolio’s investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies.

(f) Short Position Risk—Short positions may involve substantial risks. If a short position appreciates in value during the period of a Portfolio’s investment, there will be a loss to the Portfolio that could be substantial. Short positions involve more risk than long positions because the maximum sustainable loss on a security purchased is limited to the amount paid for the security plus the transaction costs. However, a Portfolio’s potential loss on a short position is unlimited because, theoretically, there is no limit to the potential price increase of a security.n addition, a Portfolio’s short sales transactions are dependent on counterparties to its securities borrowing transactions and are subject to the risk of default by a counterparty, which could result in a loss of Portfolio assets used as collateral or the loss of monies owed to the Portfolio by a counterparty.

(g) Derivatives and Hedging Risk—Derivatives transactions, including those entered into for hedging purposes (i.e., seeking to protect Portfolio investments), may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Swap agreements; forward currency contracts; over-the-counter options on securities (including options on ETFs), indexes, currencies and structured notes; and other over-the-counter derivatives transactions are subject to the risks of the creditworthiness of and default by the counterparty and consequently may lose all or a portion of their value due solely to the creditworthiness of or default by the counterparty. Over-the-counter derivatives frequently may be illiquid and difficult to value. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. These derivatives transactions, as well as the exchange-traded futures and options in which a Portfolio may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related reference asset,

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index or rate. As such, a small investment could have a potentially large impact on a Portfolio’s performance. In fact, many derivatives may be subject to greater risks than those associated with investing directly in the underlying or other reference asset. Derivatives transactions incur costs, either explicitly or implicitly, which reduce returns, and costs of engaging in such transactions may outweigh any gains or any losses averted from hedging activities. Successful use of derivatives, whether for hedging or for other investment purposes, is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant reference asset or market and, for hedging activities, correlation of the derivative instruments used with the investments seeking to be hedged. Use of derivatives transactions, even if entered into for hedging purposes, may cause a Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions. The same risks, as applicable, apply to derivatives transactions by the Subsidiary.

(h) Natural Resources Risk—Investments related to natural resources may be affected by numerous factors, including events occurring in nature, inflationary pressures and domestic and international politics. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups or military confrontations) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and other risks to which non-US companies are subject also may affect US companies if they have significant operations or investments in non-US countries. In addition, interest rates, prices of raw materials and other commodities, international economic developments, energy conservation, tax and other government regulations (both US and non-US) may affect the supply of and demand for natural resources, which can affect the profitability and value of securities issued by companies in the natural resources category. Securities of companies within specific natural resources sub-categories can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions.

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(i) Real Estate Investments Risk—A Portfolio’s investments in Real Estate Investments (as defined in the prospectus) could lose money due to the performance of real estate-related securities even if securities markets generally are experiencing positive results. The performance of investments made by a Portfolio may be determined to a great extent by the current status of the real estate industry in general, or by other factors (such as interest rates and the availability of loan capital) that may affect the real estate industry, even if other industries would not be so affected. Consequently, Real Estate Investments could lead to investment results that may be significantly different from investments in other real assets categories or investments in the broader securities markets.

The risks related to investments in Real Estate Investments include, but are not limited to: adverse changes in general economic and local market conditions; adverse developments in employment; changes in supply or demand for similar or competing properties; unfavorable changes in applicable taxes, governmental regulations and interest rates; operating or development expenses; and lack of available financing.

Due to certain special considerations that apply to REITs, investments in REITs may carry additional risks not necessarily present in investments in other securities. REIT securities (including those trading on national exchanges) typically have trading volumes that are less than those of other types of stocks traded on national exchanges, which may affect a Portfolio’s ability to trade or liquidate those securities. An investment in REITs may be adversely affected if the REIT fails to comply with applicable laws and regulations, including failing to qualify as a REIT under the Code. Failure to qualify with any of these requirements could jeopardize a company’s status as a REIT. A Portfolio generally will have no control over the operations and policies of a REIT, and the Portfolio generally will have no ability to cause a REIT to take the actions necessary to qualify as a REIT.

(j) Infrastructure Companies Risk—Securities and instruments of infrastructure companies are more susceptible to adverse economic or regulatory occurrences affecting their industries.

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Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies also may be affected by or subject to, among other factors, regulation by various government authorities, including rate regulation and service interruption due to environmental, operational or other mishaps.

(k) Commodities-Related Investments Risk—Exposure to the commodities markets may subject a Portfolio to greater volatility than other types of investments. The values of commodities and commodity-linked derivative instruments are affected by events that may have less impact on the values of equity and fixed income securities. Investments linked to the prices of commodities are considered speculative. Because the value of a commodity-linked derivative instrument, such as a futures contract on a physical commodity, typically is based upon the price movements of the underlying reference asset, index or rate, the value of these instruments will rise or fall in response to changes in the underlying reference asset, index or rate. Prices of commodities and commodity-linked investments may fluctuate significantly over short periods for a variety of factors, including: changes in supply and demand relationships; weather; agricultural or livestock markets; agricultural or livestock disease or pestilence; trade relationships; fiscal, monetary and exchange control programs; and embargoes, tariffs, terrorism and international economic, political, military and regulatory developments.

(l) Subsidiary and Tax Status Risk—The Real Assets Portfolio invests in the Subsidiary, which is not registered as an investment company under the 1940 Act. A regulatory change in the US or the Cayman Islands, under which the Portfolio and the Subsidiary, respectively, are organized, that impacts the Subsidiary or how the Portfolio invests in the Subsidiary, such as a change in tax law, could adversely affect the Portfolio. By investing in the Subsidiary,

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the Portfolio is exposed to the risks associated with the Subsidiary’s investments, which generally include the risks of investing in commodity-related derivative instruments.

Income and gains from commodities or certain commodity-linked derivative instruments do not constitute “qualifying income” to the Real Assets Portfolio for purposes of qualification as a “regulated investment company” for federal income tax purposes. Without such qualification, the Portfolio could be subject to tax. The tax treatment of the Portfolio’s investments in the Subsidiary and commodity-linked derivative instruments could affect whether income derived from such investment is “qualifying income” under the Code, or otherwise affect the character, timing and/or amount of the Portfolio’s taxable income or any gains and distributions made by the Portfolio.

(m) Closed-End Funds and ETFs Risk—Shares of closed-end funds and ETFs in which a Portfolio may invest may trade at prices that vary from their net asset values, sometimes significantly. The shares of closed-end funds and ETFs may trade at prices at, below or above their most recent net asset value. Shares of closed-end funds, in particular, frequently trade at persistent discounts to their net asset value. In addition, the performance of an ETF pursuing a passive index-based strategy may diverge from the performance of the index. A Portfolio’s investments in closed-end funds and ETFs are subject to the risks of the closed-end funds’ and ETFs’ investments, as well as to the general risks of investing in closed-end funds and ETFs, respectively. A Portfolio investing in closed-end funds or ETFs will bear not only the Portfolio’s management fees and operating expenses, but also the Portfolio’s proportional share of the management fees and operating expenses of the closed-end funds and/or ETFs in which the Portfolio invests. A Portfolio may be limited by the 1940 Act in the amount of its assets that may be invested in one or more closed-end funds and/or ETFs in the absence of an applicable exemptive order from the SEC on which the Portfolio may rely or an exemption is available.

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(n) Government Securities Risk—Not all obligations of the US government, its agencies and instrumentalities are backed by the full faith and credit of the USTreasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the US government or its agencies or instrumentalities of a security held by a Portfolio does not apply to the market value of such security or to shares of the Portfolio itself. A security backed by the USTreasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity.

(o) Cybersecurity Risk—The Portfolios and their service providers are susceptible to operational and information security and related risks of cybersecurity incidents. Cybersecurity attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cybersecurity incidents affecting the Investment Manager, transfer agent or custodian or other service providers such as financial intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, including by impediments to a Portfolio’s investment trading; the inability of Portfolio shareholders to purchase and redeem Portfolio shares; interference with a Portfolio’s ability to calculate its NAV; violations of applicable privacy, data security or other laws; regulatory fines and penalties; reputational damage; reimbursement or other compensation or remediation costs; legal fees; or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which a Portfolio invests; counterparties with which a Portfolio engages in transactions; governmental and other regulatory authorities, exchange and other financial market operators; and banks, brokers, dealers, insurance companies and other financial institutions and other parties. There are inherent limitations in any cybersecurity risk management systems or business continuity plans, including the possibility that certain risks have not been identified.

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8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnification provisions. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measure-ment. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The fair value measurement level within the fair value hierarchy for the assets and liabilities of a Portfolio is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities)

Changes in valuation methodology or inputs may result in transfers into or out of the current assigned level within the hierarchy.

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The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following table summarizes the valuation of the Portfolios’ assets and liabilities by each fair value hierarchy level as of December 31, 2020:

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2020

Global Dynamic Multi-Asset Portfolio
Assets:
Common Stocks*
Australia	$—	$491,911	$—	$491,911
Belgium	—	23,123	—	23,123
Canada	985,337	—	—	985,337
Denmark	155,913	94,318	—	250,231
Finland	—	96,030	—	96,030
France	281,251	417,295	—	698,546
Germany	429,349	75,333	—	504,682
Hong Kong	257,687	102,785	—	360,472
Israel	—	15,679	—	15,679
Japan	394,712	1,864,867	—	2,259,579
Macau	161,998	—	—	161,998
Netherlands	535,428	104,027	—	639,455
New Zealand	—	25,196	—	25,196
Norway	—	79,722	—	79,722
Singapore	—	63,590	—	63,590
Spain	132,940	28,198	—	161,138
Sweden	592,564	71,729	—	664,293
Switzerland	182,495	253,109	—	435,604
United Kingdom	1,664,961	357,726	—	2,022,687
United States	18,083,835	—	—	18,083,835
Corporate Bonds*	—	9,925,714	—	9,925,714
Foreign Government
Obligations*	—	13,518,246	—	13,518,246
Quasi Government Bonds*	—	290,121	—	290,121
Supranational Bonds	—	2,133,107	—	2,133,107
US Municipal Bonds	—	409,515	—	409,515
US Treasury Securities	—	272,848	—	272,848
Exchange-Traded Funds	3,120,502	—	—	3,120,502
Short-Term Investments	375,514	—	—	375,514
Other Financial Instruments†
Forward Currency Contracts	—	648,637	—	648,637
Total	$27,354,486	$31,362,826	$—	$58,717,312
Liabilities:

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Other Financial Instruments†
Forward Currency Contracts	$—	$(718,080)	$—	$(718,080)

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2020

Opportunistic Strategies Portfolio
Exchange-Traded Funds	$73,518,393	$—	$—	$73,518,393
Short-Term Investments	4,860,004	—	—	4,860,004
Total	$78,378,397	$—	$—	$78,378,397

Real Assets Portfolio
Assets:
Common Stocks*
Australia	$—	$1,247,461	$—	$1,247,461
Belgium	—	50,066	—	50,066
Brazil	—	18,321	—	18,321
Canada	231,453	—	—	231,453
China	427	534,416	—	534,843
Finland	—	22,695	—	22,695
France	16,883	857,955	—	874,838
Germany	—	321,430	—	321,430
Hong Kong	—	658,296	—	658,296
Israel	—	22,786	—	22,786
Italy	—	2,245,306	—	2,245,306
Japan	—	740,104	—	740,104
Luxembourg	—	201,468	—	201,468
Mexico	58,642	—	—	58,642
Netherlands	—	33,379	—	33,379
Norway	—	30,437	—	30,437
Singapore	—	179,097	—	179,097
Spain	—	712,528	—	712,528
Sweden	—	170,749	—	170,749
Switzerland	—	17,236	—	17,236
United Arab Emirates	—	56,264	—	56,264
United Kingdom	47,432	1,833,358	—	1,880,790
United States	5,564,490	—	—	5,564,490
Exchange-Traded Funds	1,354,800	—	—	1,354,800
Short-Term Investments	5,725,684	—	—	5,725,684
Other Financial Instruments†
Forward Currency Contracts	—	823	—	823
Futures Contracts	10,731	—	—	10,731
Total Return Swap Agreements	—	407,293	—	407,293
Total	$13,010,542	$10,361,468	$—	$23,372,010
Liabilities:
Other Financial Instruments†
Forward Currency Contracts	$—	$(63,798)	$—	$(63,798)
Futures Contracts	(4,275)	—	—	(4,275)
Total	$(4,275)	$(63,798)	$—	$(68,073)

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*	Please refer to Portfolios of Investments and Notes to Portfolios of Investments for portfolio holdings by country and industry.
†	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation (depreciation).

10. Derivative Instruments

Certain Portfolios may use derivative instruments, including forward currency contracts, futures contracts or swap agreements.

Forward currency contracts may be used for hedging purposes or to seek to increase returns.

A Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to otherwise gain access or attain exposure to certain markets or other underliers.

A Portfolio enters into swap agreements in an attempt to obtain a particular exposure when it is considered desirable to do so, possibly at a lower cost to such Portfolio than if it had invested directly in the asset that yielded the desired exposure.

During the period ended December 31, 2020, the approximate average monthly notional exposure for derivative instruments was as follows:

Derivative Instruments	Global Dynamic Multi-Asset Portfolio	Real Assets Portfolio

Forward currency contracts:
Average amounts purchased	$14,600,000	$200,000
Average amounts sold	11,600,000	5,200,000

Futures contracts:
Average notional value of contracts – long		300,000

Total return swap agreements:
Average notional value		3,100,000

Global Dynamic Multi-Asset Portfolio

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2020:

Assets – Derivative Financial Instruments		Total

Forward currency contracts	Unrealized appreciation on forward currency contracts	$648,637

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Liabilities – Derivative Financial Instruments		Total

Forward currency contracts	Unrealized depreciation on forward currency contracts	$718,080

Real Assets Portfolio

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2020:

Assets – Derivative Financial Instruments	Commodity Contracts	Foreign Currency Exchange Contracts	Total

Forward currency contracts
Unrealized appreciation on forward currency contracts	$—	$823	$823
Future Contracts
Variation margin on open futures contracts (a)	13,636	—	13,636
Swap agreements
Unrealized appreciation on swap agreements	407,293		407,293
Total	$420,929	$823	$421,752

Liabilities – Derivative Financial Instruments	Commodity Contracts	Foreign Currency Exchange Contracts	Total

Forward currency contracts
Unrealized depreciation on forward currency contracts	$—	$63,798	$63,798

(a)	Net cumulative unrealized appreciation (depreciation) on futures contracts if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

Global Dynamic Multi-Asset Portfolio

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2020 was:

Net Realized Gain (Loss) from:	Total

Forward currency contracts	$409,494

Net Change in Unrealized Appreciation (Depreciation) on:	Total

Forward currency contracts	$(66,272)

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Real Assets Portfolio

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2020 was

Net Realized Gain (Loss) from:	Commodity Contracts	Foreign Currency Exchange Contracts	Total

Forward currency contracts	$—	$(413,715)	$(413,715)
Futures Contracts	(117,932)	—	(117,932)
Swap agreements	2,963	—	2,963
Total	$(114,969)	$(413,715)	$(528,684)

Net Change in Unrealized Appreciation (Depreciation) on:	Commodity Contracts	Foreign Currency Exchange Contracts	Total

Forward currency contracts	$—	$(1,263)	$(1,263)
Futures Contracts	8,784	—	8,784
Swap agreements	393,892	—	393,892
Total	$402,676	$(1,263)	$401,413

As of December 31, 2020, the Global Dynamic Multi-Asset, Opportunistic Strategies and Real Assets Portfolios held derivative instruments that are eligible for offset in the Statements of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

The required information for the affected Portfolios are presented in the below table, as of December 31, 2020:

Global Dynamic Multi-Asset Portfolio

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$648,637	$—	$648,637

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		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amounts of Derivative Assets

Citibank NA	$36,212	$(36,212)	$—	$—
HSBC Bank USA NA	319,768	(275,556)	—	44,212
JPMorgan Chase Bank NA	214,369	(214,369)	—	—
Morgan Stanley Capital Services LLC.	76,951	(68,517)	—	8,434
State Street Bank and Trust Co.	1,337	(996)	—	341
Total	$648,637	$(595,650)	$—	$52,987

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$718,080	$—	$718,080

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amounts of Derivative Liabilities

Citibank NA	$104,738	$(36,212)	$—	$68,526
HSBC Bank USA NA	275,556	(275,556)	—	—
JPMorgan Chase Bank NA 268,273		(214,369)	—	53,904
Morgan Stanley Capital Services LLC.	68,517	(68,517)	—	—
State Street Bank and Trust Co.	996	(996)	—	—
Total	$718,080	$(595,650)	$—	$122,430

Real Assets Portfolio

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$823	$—	$823
Total Return Swap Agreements	407,293	—	407,293
Total	$408,116	$—	$408,116

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		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amounts of Derivative Assets

Goldman Sachs International	$407,293	$—	$—	$407,293
JPMorgan Chase Bank NA	786	(786)	—	—
State Street Bank and Trust Co.	37	(37)	—	—
Total	$408,116	$(823)	$—	$407,293

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$63,798	$—	$63,798

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amounts of Derivative Liabilities

Citibank NA	$8,666	$—	$—	$8,666
HSBC Bank USA NA	25,526	—	—	25,526
JPMorgan Chase Bank NA	16,519	(786)	—	15,733
State Street Bank and Trust Co.	13,087	(37)	—	13,050
Total	$63,798	$(823)	$—	$62,975

11. Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update No. 2017—08, Receivables - Nonre-fundable Fees and Other Costs (Subtopic 310—20): Premium Amortization on Purchased Callable Debt Securities. (“ASU No. 2017-08”) ASU No. 2017—08 shortened the amortization period for certain purchased callable debt securities held at a premium to the earliest call date. Management has implemented the applicable changes, and they did not have a material impact on the Portfolios’ financial statements.

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In October 2020, ASU No. 2017—08 was amended by the Financial Accounting Standards Board’s issuance of Accounting Standards Update No. 2020—08, Codification Improvements to Subtopic 310-20, Receivables-Nonrefundable Fees and Other Costs (“ASU No. 2020-08”) This amendment requires that entities re-evaluate whether callable debt securities fall within the scope of ASU No. 2017—08 for each reporting period. ASU No. 2020—08 also amends ASU No. 2017—08 to require that premiums be amortized to the “next call date” rather than the “earliest call date” and further clarifies the definition of “next call date.” Early adoption of ASU No. 2020-08 is not permitted. ASU No. 2020—08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. Early adoption of ASU No. 2020-08 is not permitted. Management is currently evaluating the impact, if any, of applying ASU No. 2020-08.

On March 12, 2020, the Financial Accounting Standards Board concluded its reference rate reform project with the issuance of Accounting Standards Update No. 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. (“ASU No. 2020-04”) ASU No. 2020-04 provides elective temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank offered based reference rates as of the end of 2021. ASU No. 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU No. 2020-04.

12. Subsequent Events

Management has evaluated subsequent events potentially affecting the Portfolios through the issuance of the financial statements and has determined that there were no other subsequent events that required adjustment or disclosure.

Annual Report  105

The Lazard Funds, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors ofThe Lazard Funds, Inc. and Shareholders of Lazard Global Dynamic Multi-Asset Portfolio, Lazard Opportunistic Strategies Portfolio and Lazard Real Assets Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Lazard Global Dynamic Multi-Asset Portfolio and Lazard Opportunistic Strategies Portfolio, two of the portfolios constituting The Lazard Funds, Inc. (the “Fund”), including the portfolios of investments, as of December 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended for Lazard Opportunistic Strategies Portfolio and for the periods indicated in the table below for Lazard Global Dynamic Multi-Asset Portfolio, and the related notes. We have also audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Lazard Real Assets Portfolio (formerly Lazard Real Assets and Pricing Opportunities Portfolio) (collectively, with the portfolios mentioned above, the “Portfolios”), one of the portfolios constituting the Fund, as of December 31, 2020, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Lazard Global Dynamic Multi-Asset Portfolio and Lazard Opportunistic Strategies Portfolio, as of December 31, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (or for the periods listed in the table below), and the consolidated financial position of Lazard Real Assets Portfolio, as of December 31, 2020, and the consolidated results of its operations for the year then ended, the

106  Annual Report

consolidated changes in its net assets for each of the two years in the period then ended, and the consolidated financial highlights for periods listed in the table below, in conformity with accounting principles generally accepted in the United States of America.

Portfolio Name	Financial Highlights
Lazard Global Dynamic Multi-Asset Portfolio	For the years ended December 31, 2020, 2019, 2018 and 2017 and for the period from May 27, 2016 (commencement of operations) through December 31, 2016
Lazard Real Assets Portfolio	For the years ended December 31, 2020, 2019, 2018 and 2017 and for the period from December 30, 2016 (commencement of operations) through December 31, 2016

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolios are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing

Annual Report  107

procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE &TOUCHE LLP
NewYork, NewYork
February 24, 2021

We have served as the auditor of one or more of the investment companies in the Lazard Fund Complex since 2004.

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The Lazard Funds, Inc.

Board of Directors and Officers Information (unaudited)

Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Independent Directors(3):

Franci J. Blassberg (1953)	Director (August 2014)	Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present)

Cornell Law School, Adjunct Professor (2013 – present)

The Buchmann Faculty of Law, Tel Aviv University, Visiting Professor (2019)

University of California, Berkeley School of Law, Adjunct Professor (Spring 2017)

Kenneth S. Davidson (1945)	Director (August 1995)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Nancy A. Eckl (1962)	Director (April 2007)	College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (68 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

Trevor W. Morrison (1971)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present)

Richard Reiss, Jr. (1944)	Director (May 1991)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

Resource America, Inc., a real estate asset management company, Director (2016 – 2018)

Osprey Technology Acquisition Corp, a special purpose acquisition company, Director (2019 – present)

Annual Report  109

Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Robert M. Solmson (1947)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, Co-Managing Partner and Managing Director (2008 – present)

Interested Directors(4):

Ashish Bhutani (1960)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present)

Lazard Ltd, Vice Chairman and Director (2010 – present)

Nathan A. Paul (1973)	Director (October 2017), Chief Executive Officer and President (February 2017)	Investment Manager, Chief Business Officer (April 2017 – present) and Managing Director (2003 – present) Investment Manager, General Counsel (2002 – April 2017)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each Director serves as a Director for each of the funds in the Lazard Fund Complex comprised of, as of January 31, 2021, 35 active investment portfolios. Each Director serves an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation.
(3)	“Independent Directors” are not “interested persons” (as defined in the 1940 Act) of the Fund.
(4)	Messrs. Bhutani and Paul are “interested persons” (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.lazardassetmanagement.com.

110  Annual Report

Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers(3):

Mark R. Anderson (1970)	Vice President and Secretary (February 2017)	Managing Director (since February 2017), General Counsel (since April 2017) and Chief Compliance Officer (since September 2014) of the Investment Manager

Nargis Hilal (1984)	Chief Compliance Officer (July 2020)	Senior Vice President and Counsel of the Investment Manager (since August 2017)

Chief Compliance Officer of KLS Diversified Asset Management LP (March 2016 – August 2017)

Deputy Chief Compliance Office KLS Diversified Asset Management LP (January 2015 – March 2016)

Christopher Snively (1984)	Chief Financial Officer (March 2016) and Treasurer (September 2019)	Senior Vice President of the Investment Manager

Shari L. Soloway (1981)	Assistant Secretary (November 2015)	Head of Legal, North America (since January 2019, previously Senior Vice President, Legal and Compliance) of the Investment Manager

Jessica A. Falzone (1989)	Assistant Secretary (January 2019)	Vice President, Legal and Compliance, of the Investment Manager (since March 2018) Associate at Schulte Roth & Zabel LLP (October 2014 – March 2018)

Christina Kennedy (1990)	Assistant Treasurer (May 2020)	Vice President of the Investment Manager (since July 2019) Senior Fund Accountant, Gates Capital Management Inc. (July 2016 – July 2019)

Assurance Senior Associate at PricewaterhouseCoopers LLP (August 2013 – July 2016)

Cesar A. Trelles (1975)	Assistant Treasurer (December 2004)	Vice President of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other funds in the Lazard Fund Complex.
(3)	In addition to Nathan A. Paul, Chief Executive Officer and President (since February 2017; previously, Vice President and Secretary), whose information is included in the Interested Directors section above.

Annual Report  111

The Lazard Funds, Inc. Tax and Other Information (unaudited)

Tax Information

Year Ended December 31, 2020

The following tax information represents year end disclosures of the tax benefits passed through to shareholders for 2020:

Of the dividends paid by the Portfolios, the corresponding percentage shown below is qualified dividend income.

Portfolio	Percentage

Global Dynamic Multi-Asset	54.24%
Opportunistic Strategies	100.00
Real Assets	55.60

Of the dividends paid by the Portfolios, the corresponding percentage represents the amount of each dividend that qualifies for the dividends received deduction available to corporate shareholders.

Portfolio	Percentage

Global Dynamic Multi-Asset	13.52%
Opportunistic Strategies	68.36
Real Assets	11.85

Pursuant to Section 871 of the Code, the Portfolios have no designated qualified short-term gains for purposes of exempting withholding of tax on such distributions to US nonresident shareholders.

Of the dividends paid by the Portfolios, the corresponding amount represents the long-term capital gains paid to shareholders.

Portfolio	Long-Term Capital Gains

Opportunistic Strategies	$1,260,234
Real Assets	466,857

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (the “SEC”) website at https://www.sec.gov. The Fund’s proxy voting record for the most

112  Annual Report

recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at https://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Schedule of Portfolio Holdings

The Fund files the complete schedule of each Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at https://www.sec.gov.

Annual Report  113

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The Lazard Funds, Inc.

30 Rockefeller Plaza

New York, New York 10112-6300

Telephone: 800-823-6300

www.lazardassetmanagement.com

Investment Manager

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112-6300

Telephone: 800-823-6300

Distributor

Lazard Asset Management Securities LLC

30 Rockefeller Plaza
New York, New York 10112-6300

Custodian

State Street Bank and Trust Company

One Iron Street

Boston, Massachusetts 02210-1641

Transfer Agent and Dividend Disbursing Agent

DST Asset Manager Solutions, Inc.

2000 Crown Colony Drive

Quincy, Massachusetts 02169-0953

Telephone: 617-483-7000

Independent Registered Public Accounting Firm

Deloitte &Touche LLP

30 Rockefeller Plaza

New York, New York 10112-0015

Legal Counsel

Proskauer Rose LLP

Eleven Times Square

New York, New York 10036-8299

www.proskauer.com

Annual Report  121

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardassetmanagement.com

Performance information as of the most recent month end is available online at www.lazardassetmanagement.com. LZDPS030

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the “CEO/CFO Code of Ethics”). The Registrant has posted its CEO/CFO Code of Ethics on its Internet website at https://www.lazardassetmanagement.com/codeofethics.

.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Directors (the “Board”) has determined that Robert M. Solmson and Nancy A. Eckl, members of the Audit Committee of the Board, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Mr. Solmson and Ms. Eckl are “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $1,079,470 in 2019 and $ 876,877 in 2020 (plus expenses in each case).

(b) Audit-Related Fees. There were no fees billed in the Reporting Periods by the Auditor to the Registrant for assurance and related services that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services provided by the Auditor to Lazard Asset Management LLC, the Registrant’s investment manager (“Lazard”) and any entity controlling, controlled by or under common control with Lazard that provides ongoing services to the Registrant (“Service Affiliates”) that were reasonably related to the performance of the annual audit of the Service Affiliate which required pre-approval by the Audit Committee were $267,330 in 2019 and $267,330 in 2020.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods by the Auditor to the Registrant for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $325,581 in 2019 and $401,953 in 2020. These Tax Services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. Additionally, the aggregate fees billed related to European Union tax reclaim filing services rendered by the Auditor were $90,000 in 2019 and $168,217 in 2020.

The aggregate fees billed in the Reporting Periods for Tax Services provided by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2019 and $0 in 2020.

(d) All Other Fees. There were no fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) above.

There were no fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) above, which required pre-approval by the Audit Committee.

(e) Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures (the “Policy”) for pre-approval of the Auditor’s engagements for services to the Registrant and Service Affiliates. The Policy states that the Registrant’s Audit Committee or the Chair of the Audit Committee (pursuant to delegated authority from the Audit Committee) pre-approves the Auditor’s engagements for audit and non-audit services to the Registrant and, as required, non-audit services to Service Affiliates on a case by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor’s independence. The Audit Committee Chair must report any pre-approval decisions he or she makes at the next scheduled Audit Committee meeting. There were no services provided by the Auditor to either the Registrant or Service Affiliates that were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the Reporting Periods.

(f) None.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant and Service Affiliates for the Reporting Periods were $1,128,439 in 2019 and $964,547 in 2020.

(h) Auditor Independence. The Audit Committee considered whether provision of non-audit services to Service Affiliates that were not required to be pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board during the period covered by this report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(2) Not applicable.

(b) Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Lazard Funds, Inc.

By /s/ Nathan A. Paul

Nathan A. Paul

Chief Executive Officer

Date May 27, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Nathan A. Paul

Nathan A. Paul

Chief Executive Officer

Date May 27, 2021

By /s/ Christopher Snively

Christopher Snively

Chief Financial Officer

Date May 27, 2021